UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6161

Allianz Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Lawrence G. Altadonna

Assistant Treasurer

Allianz Funds

1345 Avenue of the Americas

New York, NY 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2009

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Allianz Funds Semiannual Report

DECEMBER 31, 2008

International/Sector Stock Funds

Share Class

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Wellness Fund

(formerly Allianz RCM Healthcare Fund)

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		16
Schedule of Investments		18
Statements of Assets and Liabilities		32
Statements of Operations		34
Statements of Changes in Net Assets		36
Financial Highlights		40
Notes to Financial Statements		44
Board Approval of Investment Advisory and Portfolio Management Agreements		53

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	18
Allianz NACM Global Fund	7	19
Allianz NACM International Fund	8	20
Allianz NACM Pacific Rim Fund	9	22
Allianz NFJ International Value Fund	10	23
Allianz RCM Global Resources Fund	11	24
Allianz RCM Global Small-Cap Fund	12	25
Allianz RCM International Growth Equity Fund	13	27
Allianz RCM Technology Fund	14	28
Allianz RCM Wellness Fund	15	31

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended December 31, 2008.

The ripple effects of the credit crisis in the United States—including massive financial deleveraging, a crisis of confidence and global recession—sent markets in Europe, Japan and emerging economies sharply lower during the period. No country, region or market segment was spared in a decline that ranks among the worst on record. Emerging markets, the previous years’ top performers, were especially hard hit in the global selloff.

In a global push to help stem the financial crisis and restore economic growth, major central banks worldwide embarked on a first-ever coordinated reduction in benchmark interest-rates. The U.S. Federal Reserve, European Central Bank, Bank of England, Bank of Canada, Bank of Japan and others announced cuts in target interest rates. Governments worldwide also stepped up efforts to introduce fiscal stimulus packages, including extra spending and tax cuts to stimulate their economies.

During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy, financials and materials sectors were especially hard hit. The Morgan Stanley Capital International All Country World Free Index ex U.S. returned -39.36%. The Standard & Poor’s 500 Index of U.S. stocks returned -28.48%.

These market conditions are unprecedented and represent a significant setback for equity investors. Your personal financial advisor can help you review your portfolio and recommend a course to follow. Your portfolio should be tailored to your specific financial goals and reflect your individual sensitivity to risk.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

Semiannual Report	December 31, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): NACM Emerging Markets Opportunities (8/06), NACM International (11/04), NACM Pacific Rim (7/02), NFJ International Value (4/05), RCM Global Resources (3/06), RCM Global Small-Cap (3/99), RCM International Growth Equity (3/99) and RCM Technology (1/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Fund’s Sub-Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated which for most funds is from 7/1/08 to 12/31/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2008	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The global credit crisis weighed heavily on investors during the second half of 2008, with every country and sector in the benchmark MSCI Emerging Markets Index posting double-digit declines. Losses to the Fund exceeded those to the benchmark, largely as a result of stock selection, particularly among materials and industrials companies.

•	In industrials, holdings in construction and engineering firms Aveng and Orascom Construction and cargo shipper Korea Line were down on mounting economic concerns.

•

In materials, steel companies Evraz Group, ArcelorMittal, Usinas Sider Minas and Metalurgica Gerdau were among the largest detractors from Fund performance. During the period the world price of hot rolled steel fell from a record $1,099/ton in July to $865/ton at the end of October.

•

On a positive note, relative performance in the energy sector was strong. Consistent with the Fund’s bottom-up investment process, the portfolio held underweighted positions in a number of benchmark stocks that fell significantly, including Russia’s Gazprom and Tatneft. Shares in those firms fell more than 75% in the six months ended December 31, 2008.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class D	–52.68%	–57.98%	—	—	9.75%
MSCI Emerging Markets Index	–47.11%	–53.33%	7.66%	9.02%	8.72%
Lipper Emerging Markets Fund Average	–48.52%	–55.47%	6.04%	9.16%	6.96%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.78%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Brazil	16.2%
China	14.3%
South Korea	12.4%
South Africa	10.0%
Taiwan	8.5%
Hong Kong	7.7%
Mexico	5.3%
Russia	3.7%
Other	18.0%
Cash & Equivalents — net	3.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$473.20	$1,015.83
Expenses Paid During Period	$6.91	$9.45

Expenses are equal to the ratio (1.86% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

The Fund’s performance relative to the benchmark MSCI All Country World Index was negatively impacted by stock selection in the industrials, financials and energy sectors during the reporting period. On a country level, stock selections in the U.S. and the U.K. were the worst relative performers.

•

U.K.-based Wellstream Holdings was the largest individual detractor within the Fund. An oil service company, Wellstream designs and manufactures flexible pipeline products and systems for use by the offshore oil and gas industry. The company’s shares fell hard during the second half, as the price of crude oil tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

Guess Inc., a designer, marketer and distributor of casual apparel and accessories for men, women and children, also closed lower. The firm had a difficult fourth quarter, as persistent concerns about the global economic environment and holiday spending drove the stock down by more than half.

•

On a positive note, the Fund benefited by not owning any Russian shares during the reporting period. Stocks in Russia lost nearly three-quarters of their value during the period, depressed by falling energy prices and a war with neighboring Georgia.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class D	–41.08%	–46.02%	–0.05%	—	5.77%
MSCI All Country World Index	–35.26%	–42.19%	–0.06%	–0.20%	3.97%
Lipper Global Multi-Cap Growth Fund Average	–38.67%	–45.18%	–0.90%	0.11%	3.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.46%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	45.2%
Japan	11.7%
United Kingdom	8.3%
Switzerland	7.7%
France	7.2%
Germany	4.8%
China	2.9%
Spain	2.7%
Other	9.8%
Cash & Equivalents — net	–0.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$589.20	$1,017.74
Expenses Paid During Period	$5.93	$7.53

Expenses are equal to the ratio (1.48% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in non-U.S. securities.

•

The global credit crisis triggered a broad-based stock market collapse during the second half of 2008. Every sector and country category tracked by the benchmark posted double-digit losses for the period. Fund performance relative to the benchmark was a result of stock selection, particularly in the industrials and materials sectors and in Japan.

•

On a security level, the Fund’s two largest detractors were both commodities companies: Australia-based Rio Tinto and Netherlands-based Royal Dutch Shell. The share price of Rio Tinto, the world’s third-largest mining company, closed sharply lower after a collapse in demand for industrial and precious metals. Royal Dutch Shell, the largest energy producer in Europe, fell after crude oil prices tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

A byproduct of the Fund’s bottom-up investment process, sector exposures also impacted the Fund’s performance. Underweighting in the utilities and health care sectors detracted from returns, while underweighting in the financials and consumer discretionary sectors contributed.

•

The Fund benefited from stock selection in the telecommunication services sector, as positions in France Telecom and Telefonica held up relatively well in a difficult environment. France Telecom was spurred by growth in the French mobile phone market. The stock also benefited from the firm’s decision to abandon efforts at acquiring Swedish telecom firm TeliaSonera.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class D	–39.34%	–46.18%	2.44%	—	3.20%
MSCI EAFE Index	–36.41%	–43.38%	1.66%	0.80%	0.97%
Lipper International Multi-Cap Core Fund Average	–36.28%	–43.02%	1.60%	2.29%	1.23%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.47%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	26.0%
United Kingdom	22.9%
Switzerland	12.0%
France	9.0%
Spain	6.5%
Germany	6.5%
Australia	5.3%
Italy	4.4%
Other	6.6%
Cash & Equivalents — net	0.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$606.60	$1,017.69
Expenses Paid During Period	$9.06	$7.58

Expenses are equal to the ratio (1.49% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

•

Relative to its benchmark, the MSCI Pacific Index, the Fund was negatively impacted by stock selection in the materials, financials and industrials sectors. Stock selection in Japan, combined with a rise in the value of the yen, also weighed on the Fund’s results.

•

On a company level, the largest detractors from Fund performance were Australian firms: Incitec Pivot and Rio Tinto. Shares of Incitec Pivot, Australia’s biggest fertilizer producer, retreated in tandem with a sharp decline in global fertilizer prices during the second half of 2008. The firm was among the Fund’s best performers during the first six months of the year. Rio Tinto, the world’s third-largest mining company, closed sharply lower after a collapse in demand for industrial and precious metals.

•

Investors benefited from underweighting and stock selection in the consumer discretionary sector. The strongest contributor within that group was Japan-based Nitori Co. Nitori, a large home furniture retailer, advanced on healthy earnings, in part because appreciation in the yen translated into lower input costs for the firm.

•

Lack of exposure to the consumer electronics firm, Sony, was another point of strength. Sony’s market value fell by more than half between July and December, as the global economic slump forced the firm to shed workers and shutter factories.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class D	–31.89%	–39.70%	7.83%	10.85%	9.10%
MSCI Pacific Index	–31.18%	–36.42%	1.85%	1.85%	1.91%
Lipper Pacific Region Fund Average	–36.18%	–42.92%	3.06%	4.41%	3.87%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.77%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	75.7%
Australia	12.5%
Hong Kong	5.5%
United Kingdom	3.5%
China	1.5%
Taiwan	1.0%
Singapore	0.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$681.10	$1,015.97
Expenses Paid During Period	$7.54	$8.90

Expenses are equal to the ratio (1.78% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	9

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

International stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. The ripple effects of the credit crisis in the United States—including massive financial deleveraging, a crisis of confidence and global recession—sent markets in Europe, Japan and emerging economies to close the period sharply lower. Central Banks announced cuts in target interest rates and governments worldwide stepped up efforts to introduce fiscal stimulus packages.

•

Fund holdings in the energy sector contributed significantly to declines, as falling oil prices dragged the prices of other fuel sources lower during the period. The effect was particularly difficult for metallurgical coal company Teck Cominco. The company’s shares fell on concerns that it would be unable to repay a bridge loan, used in its $13 billion acquisition of Fording Canadian Coal. The takeover was announced in July, when copper and coal prices were soaring. Since then demand for coal has dissipated.

•	Among industrials companies, shares of Greek Dryships fell on slowing global demand for transporting coal, steel and other dry bulk freight.

•

The falling prices of metals, steel and other Brazilian commodities dragged utilities lower. Shares of Brazil’s biggest water utility, Saneamento de Sao Paulo, fell on slack demand. The company maintained strong cash flow, low leverage and was highly liquid.

•

Among consumer staples stocks, shares of international food retailer Delhaize fell but outperformed the benchmark due to higher profits that beat estimates. Increasingly, cash-strapped consumers chose to eat in rather than dine out to the benefit of grocers.

•

Stock selections among financials boosted returns versus the benchmark. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class D	–41.71%	–44.61%	6.99%	—	13.94%
MSCI All Country World Ex US Index	–39.36%	–45.53%	2.56%	1.90%	8.87%
Lipper International Multi-Cap Value Fund Average	–35.56%	–43.19%	1.55%	2.64%	7.82%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.44%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United Kingdom	15.5%
Canada	12.6%
Brazil	10.1%
Japan	7.6%
Bermuda	7.1%
France	6.4%
Mexico	5.2%
Germany	4.9%
Other	27.1%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$582.90	$1,017.90
Expenses Paid During Period	$5.78	$7.37

Expenses are equal to the ratio (1.45% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and materials performed very poorly during the reporting period, as a result of the worsening global recession and credit crisis. Investor concerns over declining demand pressured commodity prices across the board.

•

During the period, the strongest contributors to relative performance vs. the benchmark were an underweighted position in materials, in particular the metals and mining stocks, and an overweighted position in energy. The best performing stocks on a relative basis included Sunoco, Southwestern Energy, and Burlington Northern.

•	The Fund’s performance within the energy sector was detracted from by an overweighted position in the oil services sector and an underweighted position in major integrated oil and gas companies.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class D	–59.07%	–54.28%	—	—	7.16%
MSCI World Index	–33.71%	–40.71%	–0.51%	–0.64%	–1.32%
World Energy & Materials Composite	–47.24%	–42.71%	7.24%	—	6.81%
Lipper Natural Resources Fund Average	–54.73%	–50.58%	7.57%	12.22%	7.24%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.47%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	73.5%
United Kingdom	9.8%
France	4.6%
Switzerland	3.7%
Australia	2.4%
Denmark	1.9%
Brazil	1.6%
Canada	0.8%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$409.30	$1,017.70
Expenses Paid During Period	$5.24	$7.51

Expenses are equal to the ratio (1.48% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	11

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index.

•

Global Small-Cap equities continued their precipitous decline during the second half of 2008. The U.S. led financial crisis, which crippled small-cap markets worldwide during the year, led all geographic regions and all ten economic sectors to report negative returns during the period.

•	Volatility hit new highs throughout the quarter and liquidity, particularly in the emerging world. Small Caps, which have lighter liquidity by nature, were particularly affected.

•	The Fund’s performance relative to its benchmark was mainly due to stock selection, particularly within the consumer discretionary sector.

•

In consumer discretionary, Russian automaker, Sollers was the largest detractor from the Fund’s performance. Despite Russia surpassing Germany as the largest European auto market in 2008, shares fell sharply in tandem with a broader retracement in Russian small caps.

•

In contrast, an overweighted position in health care contributed positively to Fund performance. HMS Holdings, which delivers cost containment solutions to state medical programs, was a top contributor. Meanwhile, the benefit on Medicaid spending from rising unemployment helped HMS to report a strong third quarter.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class D	–44.54%	–53.24%	–3.05%	3.82%	6.68%
MSCI World Small-Cap Index	–36.14%	–41.88%	–0.25%	5.10%	3.67%
Lipper Global Small/Mid-Cap Growth Fund Average	–37.91%	–45.12%	–0.72%	3.77%	3.89%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.77%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	55.0%
Japan	11.7%
Switzerland	9.8%
United Kingdom	8.3%
Bermuda	2.2%
Netherlands	1.9%
Austria	1.8%
Germany	1.8%
Other	6.5%
Cash & Equivalents — net	1.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$554.60	$1,012.32
Expenses Paid During Period	$7.03	$12.90

Expenses are equal to the ratio (1.80% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund performed well during the second half of 2008 relative to its peer group, the Lipper International Large-Cap Growth Funds. Among the Lipper peer group, the Fund was in the second quartile in the second half of 2008.

•

The Fund’s performance was attributable to favorable sector allocation while stock selection detracted. Overweightings in health care (pharmaceuticals in particular), consumer staples (food beverage & tobacco) and telecommunication all contributed to Fund performance.

•	The top active contributors to performance were Japanese stocks East Japan Railway and NTT Data Corp, one of Japan’s top information technology providers.

•

Relatively weak performance in the energy and materials sectors detracted from Fund returns. Among top detractors from performance were mining stocks Xstrata and Rio Tinto, as well as energy holding Petrobras Petroleo Brasil, all of which struggled with the global slowdown pushing commodity prices lower.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Class D	–34.97%	–41.93%	0.98%	–1.61%	3.23%
MSCI EAFE Index	–36.41%	–43.38%	1.66%	0.80%	3.00%
MSCI EAFE Growth Index	–37.62%	–42.70%	1.43%	–1.30%	1.33%
Lipper International Large-Cap Growth Fund Average	–38.53%	–44.78%	0.79%	0.75%	3.69%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	23.3%
United Kingdom	16.2%
France	11.9%
Switzerland	11.7%
Netherlands	7.8%
Germany	6.7%
Italy	3.2%
Spain	3.0%
Other	15.0%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$650.30	$1,018.00
Expenses Paid During Period	$5.66	$6.92

Expenses are equal to the ratio (1.38% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	13

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

Although many of the Fund’s holdings rebounded during the latter part of the period, the Fund’s performance did suffer in stocks such as Amazon, Activision, Baidu, and many of the Fund’s solar holdings.

•	During the period, the Fund had gains or small losses in such stocks as McAfee, Netease, and Shanda.

•

As we became more cautious during the second half of the year due to concerns regarding the financial markets, a few precautions were beneficial to the Fund. These included the Fund’s higher-than-normal cash level and positive returns from the hedging of risk by writing options against the Fund’s positions.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Class D	–37.42%	–47.91%	–2.23%	2.69%	9.77%
NASDAQ Composite Index	–31.22%	–40.54%	–4.67%	–3.24%	3.19%
S&P North American Technology Sector Index	–35.49%	–43.33%	–5.38%	–5.24%	3.85%
Lipper Science & Technology Fund Average	–38.63%	–47.83%	–5.87%	–3.56%	3.36%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.65%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	75.9%
Telecommunications	5.0%
Consumer Services	5.0%
Aerospace	3.3%
Healthcare	3.1%
Consumer Discretionary	2.7%
Capital Goods	1.8%
Chemicals	1.7%
Other	6.8%
Cash & Equivalents — net (including options written & securities sold short)	–5.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$625.80	$1,016.41
Expenses Paid During Period	$6.93	$8.45

Expenses are equal to the ratio (1.69% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz RCM Wellness Fund (formerly Allianz RCM Healthcare Fund)

(Unaudited)

Portfolio Insights

•	Allianz RCM Wellness Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in wellness related companies.

•

The biggest positive contributor to performance was the Fund’s overweight position in biotechnology. The top three stock-specific contributors to performance in second half of 2008 were all biotechnology names: Amgen, ImClone Systems, and Gilead Sciences.

•

The Fund’s overweight position in ImClone was the second biggest overall contributor to relative performance. Though Gilead ended down overall for the period, the Fund’s overweight position in the stock contributed to relative performance. Solid earnings and negative safety on a competing HIV drug kept the stock stable in otherwise poor market conditions.

•

Another acquisition that contributed positively to performance during the period was the Fund’s overweight position in generic-maker Barr Pharmaceuticals, which rose after being acquired by Teva Pharmaceuticals.

•

The biggest detractor from the Fund’s performance during the period was the overweight position in Thermo Fisher Scientific, which fell over macro-economic fears. The Fund’s overweight position in two small biotechnology companies also detracted from performance. While sentiment was negative for small-cap biotech companies in general, the drop in Human Genome Sciences was in part fueled by safety concerns for its lead pipeline drug Albuferon. Similarly, Amylin Pharmaceuticals fell over concerns about the incidence of pancreatitis with Byetta, its flagship product for diabetes.

•

An underweighted position in the pharmaceutical industry also detracted from Fund’s performance. Avoiding companies such as Pfizer and Novartis detracted from performance, as did an underweight position in Johnson and Johnson.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Wellness Fund Class D	–18.02%	–26.43%	–1.34%	5.46%	8.89%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	3.20%
S&P 500 Healthcare Index	–11.67%	–22.81%	–0.76%	–0.31%	5.54%
MSCI World Index	–33.71%	–40.71%	–0.51%	–0.64%	2.38%
World Healthcare and Consumer Blended Index	–16.24%	–25.01%	0.75%	0.22%	1.60%
Lipper Health/Biotechnology Fund Average	–14.83%	–22.99%	1.06%	3.85%	6.19%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The MSCI World Index and the World Healthcare & Consumer Blended Benchmark replaced the S&P 500 Index and S&P 500 Health Care Index as the Fund’s primary comparative indices because the Adviser believes these benchmarks are more representative of the Fund’s investment strategies, which changed in September 2008. The World Healthcare & Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser and is comprised of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Fund’s expense ratio is 1.52%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	78.8%
Consumer Staples	6.4%
Technology	6.2%
Consumer Services	3.0%
Consumer Discretionary	2.0%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$819.80	$1,017.65
Expenses Paid During Period	$6.83	$7.58

Expenses are equal to the ratio (1.49% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	15

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

16	Allianz Funds

Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index (formerly S&P GSTI Composite Index)	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

Semiannual Report	December 31, 2008	17

Schedule of Investments

NACM Emerging Markets Opportunities Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—90.9%
Brazil—13.0%
Banco Bradesco S.A. ADR	53,500	$528
Banco Itau Holding Financeira S.A. ADR	63,200	733
Centrais Eletricas Brasileiras S.A.	100,000	1,110
Companhia Vale do Rio Doce ADR	114,000	1,381
Petroleo Brasileiro S.A. ADR	56,200	1,376
Petroleo Brasileiro S.A. ADR, Class A	67,300	1,374
Tele Norte Leste Participacoes S.A. ADR	55,300	770
Unibanco—Uniao de Bancos Brasileiros S.A. ADR	12,200	788

		8,060

Chile—1.4%
Empresa Nacional de Electricidad S.A., ADR	16,400	549
Enersis S.A. ADR	25,600	326

		875

China—14.3%
Bank of China Ltd.	2,846,000	784
China Communications Construction Co., Ltd.	154,000	192
China Construction Bank Corp.	2,183,200	1,215
China Life Insurance Co., Ltd.	354,000	1,088
China National Materials Co., Ltd.) (c)	324,000	197
China Petroleum & Chemical Corp., Class H	2,054,000	1,262
Dongfeng Motor Group Co., Ltd.	616,000	201
Harbin Power Equipment Co., Ltd.	168,000	141
Industrial & Commercial Bank of China	4,061,000	2,156
PetroChina Co., Ltd.	778,000	691
Tencent Holdings Ltd.	152,200	989

		8,916

Colombia—0.6%
Ecopetrol S.A.	389,764	348

Egypt—0.2%
Orascom Construction Industries	6,108	154

Hong Kong—7.7%
Chaoda Modern Agriculture	673,120	432
China Agri-Industries Holdings Ltd. (c)	1,598,000	796
China Mobile Ltd.	196,000	1,989
China Pharmaceutical Group Ltd.	524,000	185
China Unicom Ltd.	778,076	946
CNOOC Ltd.	433,000	412

		4,760

India—2.8%
Axis Bank Ltd.	26,760	278
Bharat Heavy Electricals Ltd.	8,480	238
ICICI Bank Ltd. ADR	14,400	277
Infosys Technologies Ltd. ADR	18,800	462
State Bank of India Ltd.	18,967	504

		1,759

Indonesia—0.9%
PT Bank Central Asia Tbk	1,222,000	369
PT Perusahaan Gas Negara	912,500	160

		529

Israel—3.7%
Bank Leumi Le-Israel BM	147,183	310
Bezeq Israeli Telecommunication Corp. Ltd.	155,817	256

	Shares	Value (000s)

Teva Pharmaceutical Industries Ltd. ADR	41,200	$1,754

		2,320

Kuwait—0.5%
Global Investment House KSCC GDR (c)(d)	43,440	278

Malaysia—0.2%
Petronas Gas BHD	41,000	116

Mexico—5.3%
America Movil S.A. de C.V. ADR, Class L	19,700	610
Fomento Economico Mexicano S.A.B. de C.V., Ser. B, UNIT	365,000	1,091
Grupo Carso S.A.B. de C.V., Ser. A1	80,700	213
Grupo Financiero Inbursa S.A., Ser. O	59,150	139
Grupo Mexico S.A. de C.V., Ser. B	262,445	169
Telefonos de Mexico S.A. de C.V. ADR, Class L	52,400	1,097

		3,319

Peru—0.6%
Credicorp Ltd.	7,300	365

Poland—0.4%
Telekomunikacja Polska S.A.	35,813	233

Russia—3.7%
LUKOIL ADR	12,800	410
MMC Norilsk Nickel, ADR	36,200	232
Mobile Telesystems ADR	19,800	528
OAO Gazprom ADR	64,624	931
Vimpelcom ADR	27,300	196

		2,297

South Africa—10.0%
AngloGold Ashanti Ltd., ADR	13,300	369
Aveng Ltd.	188,915	630
Group Five Ltd.	35,362	136
Impala Platinum Holdings Ltd.	23,657	349
MTN Group Ltd.	98,737	1,164
Naspers Ltd.	52,672	953
Remgro Ltd.	64,449	533
Sanlam Ltd.	297,103	546
Sappi Ltd.	34,000	138
Sasol Ltd.	22,841	695
Shoprite Holdings Ltd.	123,175	708

		6,221

South Korea—12.4%
Hite Brewery Co., Ltd. (c)	1,805	240
Hyundai Mobis	5,624	287
Hyundai Motor Co.	11,909	381
Kolon Industries, Inc. (c)	16,810	332
KT&G Corp. (c)	5,358	339
LG Chem Ltd. (c)	5,030	289
LG Corp. (c)	28,850	1,002
LG Telecom Ltd. (c)	75,010	597
POSCO	2,660	808
Samsung Electronics Co., Ltd.	3,529	1,287
Samsung Fire & Marine Insurance Co., Ltd.	7,253	1,102
SK Holdings Co., Ltd.	6,120	470
SK Telecom Co., Ltd.	1,109	184
STX Shipbuilding Co., Ltd.	10,174	105
Yuhan Corp. (c)	1,742	306

		7,729

Taiwan—8.5%
Acer, Inc.	746,000	976
China Development Financial	44,500	10
Chunghwa Telecom Co., Ltd.	332,480	536
Eva Airways Corp. (c)	784,000	181
HTC Corp.	32,000	321
Huaku Development Co., Ltd.	292,500	314
Lite-On Technology Corp.	771,000	507
POU Chen Corp.	849,000	382
Quanta Computer, Inc.	874,990	928

	Shares	Value (000s)

Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	85,100	$672
Uni-President Enterprises Corp.	333,000	295
USI Corp.	562,000	171

		5,293

Thailand—1.9%
PTT Aromatics & Refining PCL	86,200	440
PTT Exploration & Production PCL	151,900	468
PTT PCL	51,700	263

		1,171

Turkey—1.7%
Gubre Fabrikalari T.A.S.	14,267	211
KOC Holding AS (c)	222,506	378
Turk Hava Yollari (c)	132,977	493

		1,082

United Kingdom—1.1%
British American Tobacco PLC (c)	26,170	694

Total Common Stock (cost—$74,005)		56,519

PREFERRED STOCK—3.2%
Brazil—3.2%
Brasil Telecom S.A.	128,800	753
Centrais Eletricas Brasileiras S.A., Class B	34,700	360
Metalurgica Gerdau S.A.	32,000	277
Telemar Norte Leste S.A.	4,200	100
Usinas Siderurgicas de Minas Gerais S.A.	42,675	485

Total Preferred Stock (cost—$3,390)		1,975

WARRANTS (c)—2.0%
	Units
India—0.6%
Bank of India, Expires 5/2/11 (a)	66,215	390

Netherland Antilles—1.4%
Hindustan Unilever Ltd., Expires 12/30/10	97,001	498
ITC Ltd., Expires 1/6/11 (a)	105,974	374

		872

Total Warrants (cost—$1,318)		1,262

Total Investments (cost—$78,713) (b)—96.1%		59,756

Other assets less liabilities—3.9%		2,419

Net Assets—100.0%		$62,175

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $37,472 representing 60.27% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

(d) Fair valued security.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

18	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Australia—1.5%
BHP Billiton Ltd.	17,964	$382

Bermuda—1.1%
Esprit Holdings Ltd.	52,400	299
Peace Mark Holdings Ltd. (c)	382,000	— (d)

		299

China—2.9%
China Mobile Ltd.	48,500	492
China Railway Group Ltd. (b)	382,000	267

		759

Finland—1.7%
Sampo Oyj, Ser. A	23,281	441

France—7.2%
Alstom S.A.	8,495	506
BNP Paribas	6,425	277
Ingenico	18,881	294
Neopost S.A.	5,481	497
Vallourec S.A.	2,771	315

		1,889

Germany—4.8%
BAYER AG	7,756	452
Fresenius Medical Care AG & Co. KGaA	8,556	393
RWE AG	4,588	408

		1,253

Italy—2.2%
Finmeccanica SpA	37,928	587

Japan—11.7%
Asics Corp.	67,000	543
Marubeni Corp.	103,000	394
Mitsubishi Estate Co., Ltd.	18,000	297
Mitsubishi UFJ Financial Group, Inc.	94,000	591
Nintendo Co., Ltd.	1,600	612
Nissin Food Products Co., Ltd.	7,400	258
Nitori Co., Ltd.	5,050	393

		3,088

Kuwait—0.5%
Global Investment House KSCC GDR (b)(c)	22,200	142

Netherlands—1.8%
Royal KPN NV	32,555	473

Spain—2.7%
Tecnicas Reunidas S.A.	10,726	283
Telefonica S.A.	19,008	429

		712

Switzerland—7.7%
ACE Ltd.	8,400	445
Aryzta AG (b)(c)	10,984	351
Nestle S.A.	12,963	513
Roche Holdings AG	2,261	350
Transocean Ltd. (b)	7,900	373

		2,032

United Kingdom—8.3%
ARM Holdings PLC	170,722	216
BG Group PLC	29,382	407
Centrica PLC	131,747	507
Croda International	56,965	433
IG Group Holdings PLC	114,221	429
Wellstream Holdings PLC	35,018	180

		2,172

	Shares	Value (000s)
United States—45.2%
Anadarko Petroleum Corp.	11,900	$459
Ansys, Inc. (b)	14,600	407
Apple, Inc. (b)	6,300	538
Bank of New York Mellon Corp.	13,600	385
Best Buy Co., Inc.	16,600	467
Corning, Inc.	45,600	435
Crown Holdings, Inc. (b)	17,000	326
Devon Energy Corp.	3,500	230
Ecolab, Inc.	15,100	531
Exxon Mobil Corp.	6,900	551
Genentech, Inc. (b)	3,500	290
Genzyme Corp. (b)	7,700	511
Guess?, Inc.	23,300	358
Hess Corp.	6,200	333
Hill-Rom Holdings, Inc.	8,000	132
HJ Heinz Co.	10,100	380
JPMorgan Chase & Co.	17,500	552
Kellogg Co.	11,200	491
Lockheed Martin Corp.	5,500	462
Oracle Corp. (b)	27,300	484
Praxair, Inc.	9,300	552
Procter & Gamble Co.	8,300	513
Schering-Plough Corp.	27,200	463
Synthes, Inc.	2,203	279
Target Corp.	13,700	473
Thermo Fisher Scientific, Inc. (b)	8,800	300
Wells Fargo & Co.	19,300	569
XTO Energy, Inc.	11,725	413

		11,884

Total Common Stock (cost—$33,889)		26,113

WARRANTS—1.0%
Taiwan—1.0%
Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (b) (cost—$683)	137,824	269

Total Investments (cost—$34,572) (a)—100.3%		26,382

Liabilities in excess of other assets—(0.3)%		(66)

Net Assets—100.0%		$26,316

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $13,198, representing 50.15% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair valued security.

(d) Amount less than $500.

Glossary:
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	19

Schedule of Investments

NACM International Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.2%
Australia—5.3%
BHP Billiton Ltd.	126,497	$2,687
CSL Ltd.	79,450	1,874
Foster’s Group Ltd.	278,651	1,072
National Australia Bank Ltd.	66,328	975
Newcrest Mining Ltd.	43,450	1,034
QBE Insurance Group Ltd.	29,277	529
Westpac Capital Corp.	91,381	1,096

		9,267

Bermuda—0.2%
Seadrill Ltd.	50,100	408

China—0.4%
Industrial & Commercial Bank of China	1,163,000	617

Finland—0.7%
Sampo Oyj, Ser. A	63,794	1,207

France—9.0%
Alstom S.A.	24,302	1,448
France Telecom S.A.	118,422	3,301
Gaz De France	21,323	1,059
Sanofi-Aventis	25,369	1,623
SCOR SE	33,562	761
Societe Generale	10,508	533
Total S.A.	69,506	3,821
Unibail-Rodamco, REIT	5,213	779
Vallourec S.A.	12,394	1,409
Vinci S.A.	10,976	463
Vivendi Universal S.A.	13,158	429

		15,626

Germany—6.5%
BASF	51,278	1,992
Bayerische Motoren Werke AG	16,774	515
DaimlerChrysler AG	13,513	515
Deutsche Bank AG (d)	26,265	1,039
Deutsche Telekom AG	70,820	1,071
E.ON AG	50,840	1,996
Muenchener Rueckversicherungs- Gesellschaft AG	5,413	841
RWE AG	13,869	1,232
SAP AG	12,657	459
Siemens AG	21,177	1,594

		11,254

Hong Kong—0.8%
CLP Holdings Ltd.	131,000	890
Swire Pacific Ltd.	70,000	485

		1,375

Italy—4.4%
Assicurazioni Generali SpA	35,744	987
Enel SpA	373,670	2,407
Eni SpA	139,624	3,360
Finmeccanica SpA	55,930	866

		7,620

Japan—26.0%
Bank of Kyoto Ltd.	56,000	628
Canon, Inc.	26,400	836
Chubu Electric Power Co., Inc.	20,300	618
Chugoku Bank Ltd.	29,000	448
Don Quijote Co., Ltd.	21,000	419
East Japan Railway Co. (e)	190	1,463
FamilyMart Co., Ltd.	44,600	1,937
Fast Retailing Co., Ltd.	18,300	2,685
Fujitsu Ltd.	263,000	1,279
Hitachi Ltd.	75,000	291
Honda Motor Co., Ltd.	35,300	752
Kao Corp.	16,000	486

	Shares	Value (000s)

Kinden Corp.	46,000	$416
Leopalace21 Corp.	44,200	448
Mitsubishi Corp.	28,300	401
Mitsubishi Heavy Industries Ltd.	304,000	1,359
Mitsubishi UFJ Financial Group, Inc.	201,600	1,267
Mitsui OSK Lines Ltd.	101,000	624
Mitsui Sumitomo Insurance Group Holdings, Inc.	39,000	1,240
Mizuho Financial Group, Inc. (e)	217	618
Nintendo Co., Ltd.	3,900	1,490
Nippon Meat Packers, Inc.	38,000	578
Nippon Paper Group, Inc. (e)	151	620
Nippon Steel Corp.	143,000	470
Nippon Telegraph & Telephone Corp. (e)	341	1,851
Nissin Food Products Co., Ltd.	20,900	728
NTT Data Corp.	123	496
NTT DoCoMo, Inc.	472	929
OJI Paper Co., Ltd.	118,000	694
Osaka Gas Co., Ltd.	285,000	1,318
Panasonic Corp.	96,000	1,180
Rakuten, Inc. (b)	2,362	1,504
Ricoh Co., Ltd.	104,000	1,333
Rinnai Corp.	13,200	518
Sapporo Holdings Ltd.	160,000	1,013
Seven & I Holdings Co., Ltd.	54,000	1,856
Sompo Japan Insurance, Inc.	135,000	1,000
Sumitomo Trust & Banking Co., Ltd.	91,000	538
Suruga Bank Ltd.	40,000	397
Takeda Pharmaceutical Co., Ltd.	27,600	1,439
Tokio Marine Holdings, Inc.	18,300	542
Tokyo Electric Power Co., Inc.	69,600	2,323
Tokyo Gas Co., Ltd.	276,000	1,399
Toyo Suisan Kaisha Ltd.	42,000	1,210
Toyota Motor Corp.	26,100	863
Yamazaki Baking Co., Ltd.	41,000	631

		45,135

Luxembourg—0.5%
ArcelorMittal	35,881	870

Netherlands—2.2%
European Aeronautic Defence & Space Co. NV	77,217	1,308
Koninklijke Ahold NV	34,266	422
Royal KPN NV	46,170	671
SBM Offshore NV	41,238	538
Unilever NV	38,516	934

		3,873

Norway—0.2%
Yara International ASA	15,000	330

Spain—6.5%
ACS Actividades Construcciones y Servicios S.A. (d)	18,517	860
Banco Bilbao Vizcaya Argentaria S.A.	135,515	1,679
Banco Santander Central Hispano S.A.	179,496	1,734
Mapfre S.A. (e)	692,849	2,363
Telefonica S.A.	206,592	4,663

		11,299

Sweden—1.6%
Loomis AB (b)	31,634	196
Nordea Bank AB (d)	89,600	639
Securitas AB, Ser. B	158,200	1,332
Telefonaktiebolaget LM Ericsson, Ser. B	66,000	514

		2,681

	Shares	Value (000s)

Switzerland—12.0%
ABB Ltd. (b)	61,976	$945
Actelion Ltd. (b)	40,625	2,298
Credit Suisse Group	14,962	419
Nestle S.A.	125,020	4,951
Novartis AG	75,558	3,784
Roche Holdings AG	15,183	2,351
Swisscom AG	1,729	561
Syngenta AG	9,271	1,801
UBS AG (b)	57,003	829
Zurich Financial Services AG	13,529	2,956

		20,895

United Kingdom—22.9%
Anglo American PLC	45,194	1,055
AstraZeneca PLC	92,123	3,769
BAE Systems PLC	412,175	2,243
BG Group PLC	99,647	1,379
BHP Billiton PLC	58,120	1,127
BP PLC	305,541	2,359
British American Tobacco PLC	134,141	3,499
Compass Group PLC	259,102	1,292
Diageo PLC	118,342	1,663
Drax Group PLC	49,546	402
GlaxoSmithKline PLC	168,782	3,139
HSBC Holdings PLC	210,400	2,088
Imperial Tobacco Group PLC	33,847	904
National Grid PLC	51,060	505
Reckitt Benckiser Group PLC	16,037	601
Reed Elsevier PLC	51,100	375
Rio Tinto PLC	22,679	504
Royal Dutch Shell PLC, Class A	46,627	1,225
Royal Dutch Shell PLC, Class B	173,756	4,405
RSA Insurance Group PLC	947,895	1,889
Smith & Nephew PLC	251,166	1,604
Smiths Group PLC	32,242	414
Standard Chartered PLC	53,726	688
Unilever PLC	32,295	742
Vodafone Group PLC	862,179	1,765

		39,636

Total Common Stock (cost—$199,339)		172,093

SHORT-TERM INVESTMENTS—2.5%
Collateral Invested for Securities on Loan (c)—1.4%
AIM STIT—Government & Agency Portfolio	1,000,000	1,000
BlackRock Liquidity Funds FedFund Portfolio	23,828	24
Cash Account Trust—Government & Agency Securities Portfolio	1,509,793	1,510

		2,534

20	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

NACM International Fund

December 31, 2008 (unaudited)

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $1,865; collateralized by Federal Home Loan Bank Discount Note, 2.76% due 2/11/09, valued at $1,904 including accrued interest (cost—$4,399)	$1,865	$1,865

Total Short-Term Investments (cost—$203,738)		4,399

Total Investments (cost—$203,738) (a)—101.7%		176,492

Liabilities in excess of other assets—(1.7)%		(3,021)

Net Assets—100.0%		$173,471

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $166,047, representing 95.72% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $2,423; cash collateral of $2,547 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	21

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.0%
Australia—12.5%
ABB Grain Ltd.	90,003	$482
AMP Bank Ltd.	241,123	919
Ansell Ltd.	52,874	463
Australia & New Zealand Banking Group Ltd.	137,611	1,486
BHP Billiton Ltd.	230,528	4,897
Cochlear Ltd.	25,217	977
CSL Ltd.	253,335	5,974
Foster’s Group Ltd.	433,558	1,667
Incitec Pivot Ltd.	849,799	1,490
Lion Nathan Ltd.	81,248	467
Westpac Capital Corp.	253,272	3,038
Woolworths Ltd.	52,129	972

		22,832

China—1.5%
Anhui Conch Cement Co., Ltd. (b)	216,000	1,005
China Railway Group Ltd. (b)	1,687,000	1,179
ZTE Corp.	192,800	509

		2,693

Hong Kong—5.5%
China Mobile Ltd.	44,500	451
China Unicom Ltd.	370,000	450
Hong Kong & China Gas Co., Ltd.	2,544,300	3,858
Hong Kong Electric Holdings	847,000	4,769
Sun Hung Kai Properties Ltd.	62,000	522

		10,050

Japan—75.7%
Ariake Japan Co., Ltd.	33,300	628
Astellas Pharma, Inc.	133,000	5,444
Benesse Corp.	9,900	433
Canon, Inc.	20,400	646
Capcom Co., Ltd.	47,400	1,072
Daiichi Sankyo Co., Ltd.	150,500	3,559
Daiseki Co., Ltd.	24,800	469
East Japan Railway Co. (e)	753	5,797
EPS Co., Ltd. (d)	377	1,623
Hitachi Construction Machinery Co., Ltd. (d)	62,200	744
Japan Steel Works Ltd.	244,000	3,416
Japan Tobacco, Inc.	1,286	4,260
KDDI Corp.	623	4,448
Kirin Brewery Co., Ltd.	132,000	1,755
Marubeni Corp.	879,000	3,365
Mitsubishi Corp.	137,500	1,948
Mitsubishi Electric Corp.	398,000	2,494
Mitsubishi UFJ Financial Group, Inc.	974,500	6,125
Mitsui & Co., Ltd.	129,000	1,326
Mitsui Fudosan Co., Ltd.	97,000	1,617
Mitsui Sumitomo Insurance Group Holdings, Inc.	46,700	1,485
Mizuho Financial Group, Inc. (d)(e)	654	1,864
Nikon Corp.	79,000	948
Nintendo Co., Ltd.	27,200	10,394
Nippon Telegraph & Telephone Corp. (e)	1,035	5,617
Nitori Co., Ltd.	119,950	9,335
Nomura Holdings, Inc.	258,900	2,156
Olympus Corp.	17,000	340
Osaka Gas Co., Ltd.	412,000	1,905
Sankyo Co., Ltd.	26,100	1,317
Secom Co., Ltd.	61,600	3,179
Seven & I Holdings Co., Ltd.	67,200	2,310
Shinko Securities Co., Ltd.	585,000	1,284
Softbank Corp.	97,500	1,771
Sumitomo Corp.	284,500	2,523

	Shares	Value (000s)

Sumitomo Metal Industries Ltd.	557,000	$1,376
Sumitomo Mitsui Financial Group, Inc. (e)	1,280	5,128
Suzuki Motor Corp.	45,000	629
T&D Holdings, Inc.	27,900	1,181
Takeda Pharmaceutical Co., Ltd.	18,700	975
Tokai Tokyo Securities Co., Ltd.	481,000	1,331
Tokio Marine Holdings, Inc.	27,300	809
Tokyo Electric Power Co., Inc.	169,500	5,658
Towa Pharmaceutical Co., Ltd. (d)	116,600	5,178
Toyo Suisan Kaisha Ltd.	22,000	634
Toyo Tanso Co., Ltd. (d)	46,000	1,777
Toyota Motor Corp.	83,400	2,757
Unicharm Corp.	53,200	4,002
Unicharm Petcare Corp. (d)	36,400	1,354
West Japan Railway Co.	1,301	5,928
Yakult Honsha Co., Ltd.	78,800	1,686
Yamada Denki Co., Ltd.	6,650	465

		138,465

Singapore—0.3%
DBS Group Holdings Ltd.	78,000	459

Taiwan—1.0%
Ardentec Corp.	35,359	14
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (d)	236,486	1,868

		1,882

United Kingdom—3.5%
HSBC Holdings PLC	543,600	5,395
Standard Chartered PLC	81,500	978

		6,373

Total Common Stock (cost—$226,887)		182,754

RIGHTS—0.0%
Singapore—0.0%
DBS Group Holdings Ltd (b)(e) (cost—$196)	39,000	81

SHORT-TERM INVESTMENTS—5.0%
Collateral Invested for Securities on Loan (c)—4.8%
AIM STIT—Government & Agency Portfolio	2,000,000	2,000
BlackRock Liquidity Funds FedFund Portfolio	782,007	782
Cash Account Trust—Government & Agency Securities Portfolio	5,917,046	5,917
	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$30	30

		8,729

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $364; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $375 including accrued interest (cost—$364)	$364	$364

Total Short-Term Investments (cost—$9,093)		9,093

Total Investments (cost—$236,176) (a)—105.0%		191,928

Liabilities in excess of other assets—(5.0)%		(9,135)

Net Assets—100.0%		$182,793

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $162,480, representing 88.89% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $8,310; cash collateral of $8,728 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
ADR—American Depositary Receipt

22	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Belgium—2.6%
Etablissements Delhaize Feres ET CIE ADR	400,000	$25,176

Bermuda—7.1%
Covidien Ltd.	230,500	8,353
Ingersoll-Rand Co., Ltd., Class A	1,656,400	28,739
RenaissanceRe Holdings Ltd.	600,000	30,936

		68,028

Brazil—10.1%
Cia Paranaense de Energia ADR (c)	1,500,000	15,810
Companhia de Saneamento Basico do Estado de Sao Paulo ADR (c)	1,469,700	35,581
Petroleo Brasileiro S.A. ADR	771,000	18,882
Tele Norte Leste Participacoes S.A. ADR	1,200,000	16,704
Votorantim Celulose e Papel S.A. ADR (a)(c)	1,300,000	10,309

		97,286

Canada—12.6%
Agrium, Inc.	600,000	20,478
Canadian Pacific Railway Ltd.	500,000	16,810
Magna International, Inc., Class A (c)	310,300	9,287
Methanex Corp. (c)	206,000	2,316
Nexen, Inc. (c)	1,433,000	25,192
Petro-Canada	1,150,000	25,174
TransCanada Corp. (c)	800,000	21,712

		120,969

Colombia—1.9%
BanColombia S.A. ADR	777,500	18,155

Finland—0.9%
Nokia Corp. ADR (c)	575,000	8,970

France—6.4%
Air France-KLM ADR	514,200	6,772
AXA S.A. ADR	1,400,000	31,458
France Telecom S.A. ADR	845,400	23,730

		61,960

Germany—4.9%
BASF SE ADR	576,900	22,085
Deutsche Bank AG (c)	500,000	20,345
SAP AG ADR	133,500	4,855

		47,285

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR	200,000	8,514

Japan—7.6%
Canon, Inc. ADR (c)	718,000	22,545
Mitsui & Co., Ltd. ADR	141,600	29,029
Nissan Motor Co., Ltd. ADR (c)	1,783,800	12,986
Sony Corp. ADR	382,600	8,368

		72,928

Korea (Republic of)—2.5%
SK Telecom Co., Ltd. ADR	1,300,000	23,634

Luxembourg—2.6%
Tenaris S.A. ADR	881,000	18,483
Ternium S.A. ADR (c)	700,000	5,999

		24,482

	Shares	Value (000s)

Marshall Islands—1.2%
Teekay Shipping Corp.	600,000	$11,790

Mexico—5.2%
Cemex S.A. de C.V. ADR (a)	1,953,300	17,853
Coca-Cola Femsa S.A. de C.V. ADR	734,200	31,945

		49,798

Netherlands—4.1%
Aegon NV	1,200,000	7,260
ING Groep NV ADR	1,350,000	14,985
Royal Dutch Shell PLC ADR	331,300	17,539

		39,784

Norway—3.1%
Statoilhydro ASA ADR	1,800,000	29,988

South Africa—3.8%
Sasol Ltd. ADR	1,200,000	36,396

Sweden—1.4%
Volvo AB ADR	2,500,000	13,562

Taiwan—2.1%
Siliconware Precision Industries Co. ADR (c)	4,506,100	20,097

United Kingdom—15.5%
AstraZeneca PLC ADR (c)	634,600	26,038
British American Tobacco PLC ADR	360,000	19,058
Diageo PLC ADR	316,000	17,930
GlaxoSmithKline PLC ADR	500,000	18,635
HSBC Holdings PLC ADR (c)	605,600	29,475
Pearson PLC ADR	1,013,700	9,671
Unilever PLC ADR	900,000	20,718
United Utilities Group PLC ADR (c)	405,681	7,535

		149,060

Total Common Stock (cost—$1,430,889)		927,862

SHORT-TERM INVESTMENTS—8.8%
Collateral Invested for Securities on Loan (b)—5.2%
AIM STIT—Government & Agency Portfolio	7,000,000	7,000
BlackRock Liquidity Funds FedFund Portfolio	21,710,985	21,711
Cash Account Trust—Government & Agency Securities Portfolio	20,966,025	20,966
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$216	216

		49,893

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—3.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $34,482; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $35,174 including accrued interest (cost—$34,482)	$34,482	$34,482

Total Short-Term Investments (cost—$84,375)		84,375

Total Investments (cost—$1,515,264)—105.3%		1,012,237

Liabilities in excess of other assets—(5.3)%		(51,164)

Net Assets—100.0%		$961,073

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $47,961; cash collateral of $49,964 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	23

Schedule of Investments

RCM Global Resources Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.3%
Australia—2.4%
BHP Billiton Ltd.	24,200	$514

Brazil—1.6%
Petroleo Brasileiro S.A. ADR	14,135	346

Canada—0.8%
Suncor Energy, Inc.	9,187	176

Denmark—1.9%
Vestas Wind Systems A/S (b)	7,000	412

France—4.6%
Total S.A. ADR	17,840	987

Switzerland—3.7%
Transocean Ltd. (b)	16,840	796

United Kingdom—9.8%
BG Group PLC	18,710	259
BP PLC ADR	19,740	922
Royal Dutch Shell PLC ADR	17,845	945

		2,126

United States—73.5%
Anadarko Petroleum Corp.	14,940	576
Arch Coal, Inc.	26,355	429
Arena Resources, Inc. (b)	21,000	590
Burlington Northern Santa Fe Corp.	5,035	381
Carrizo Oil & Gas, Inc. (b)	13,495	217
Chevron Corp.	6,410	474
Concho Resources, Inc. (b)	13,945	318
Consol Energy, Inc.	7,740	221
Devon Energy Corp.	11,780	774
Diamond Offshore Drilling, Inc.	9,180	541
Ecolab, Inc.	16,950	596
EOG Resources, Inc.	8,005	533
Exxon Mobil Corp.	16,630	1,327
Goodrich Petroleum Corp. (b)	20,055	601
Marathon Oil Corp.	33,890	927
Monsanto Co.	5,165	363
National-Oilwell Varco, Inc. (b)	8,500	208
Newfield Exploration Co. (b)	11,675	231
Noble Energy, Inc.	10,545	519
Nucor Corp.	5,645	261
Peabody Energy Corp.	14,760	336
PetroHawk Energy Corp. (b)	33,595	525
Schlumberger Ltd.	18,955	802
Smith International, Inc.	9,340	214
Southwestern Energy Co. (b)	46,245	1,340
Sunoco, Inc.	12,950	563
U.S. Steel Corp.	8,840	329
Valero Energy Corp.	31,105	673
Weatherford International Ltd. (b)	38,330	415
XTO Energy, Inc.	17,205	607

		15,891

Total Common Stock (cost—$29,507)		21,248

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $583; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $599 including accrued interest (cost—$583)	$583	$583

Total Investments (cost—$30,090) (a)—101.0%		21,831

Liabilities in excess of other assets—(1.0)%		(214)

Net Assets—100.0%		$21,617

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $1,185, representing 5.48% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

24	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.0%
Austria—1.8%
Andritz AG	17,192	$454
Flughafen Wien AG	9,525	429
Intercell AG (b)	15,755	496

		1,379

Bermuda—2.2%
Argo Group International Holdings Ltd. (b)	23,902	811
Hiscox Ltd.	40,575	202
Lazard Ltd., Class A	21,013	625
Peace Mark Holdings Ltd. (e)	932,000	—(f)

		1,638

Brazil—0.9%
Gafisa S.A.	95,480	429
Klabin Segall S.A.	232,740	235

		664

British Virgin Islands—0.6%
UTI Worldwide, Inc.	29,670	425

China—0.7%
China Dongxiang Group Co.	2,016,000	493

Germany—1.8%
Nordex AG (b)	34,359	500
Rhoen Klinikum AG	30,345	733
Software AG	2,470	141

		1,374

Greece—1.0%
Hellenic Exchanges S.A. Holding	48,251	377
JUMBO S.A.	70,334	411

		788

Ireland—1.2%
Icon PLC ADR (b)	45,578	897

Italy—1.0%
Ansaldo STS SpA	53,855	763

Japan—11.7%
Capcom Co., Ltd.	19,240	435
Daihatsu Diesel Manufacturing Co., Ltd.	131,000	846
Daiseki Co., Ltd.	32,000	605
Ferrotec Corp.	30,200	381
JFE Shoji Holdings, Inc.	126,000	390
Jupiter Telecommunications Co., Ltd.	974	1,014
Mitsui Sugar Co., Ltd.	154,900	593
Moshi Moshi Hotline, Inc.	19,600	528
Musashino Bank Ltd.	21,500	840
Nichi-iko Pharmaceutical Co., Ltd.	20,660	639
Nipro Corp.	42,300	744
NPC, Inc.	13,500	688
Ulvac, Inc.	36,550	562
Unicharm Petcare Corp.	16,900	629

		8,894

Netherlands—1.9%
Aalberts Industries NV	67,870	482
Nutreco Holding NV	19,235	632
Sligro Food Group NV	15,820	330

		1,444

Russia—0.6%
Severstal-Avto	34,020	221
Veropharm (b)	21,550	210

		431

Singapore—0.0%
Tat Hong Holdings Ltd. (b)	68,200	2

	Shares	Value (000s)

Spain—0.5%
Viscofan S.A.	21,255	$423

Switzerland—9.8%
Aryzta AG (b)(e)	25,905	835
Bank Sarasin & Cie AG	29,915	893
Banque Cantonale Vaudoise	2,264	682
BKW FMB Energie AG	9,196	888
Romande Energie Holding S.A.	604	1,134
Schulthess Group	19,386	769
St. Galler Kantonalbank	2,492	906
Temenos Group AG (b)	50,375	680
Winterthur Technologie AG	20,121	642

		7,429

United Kingdom—8.3%
BBA Aviation PLC	314,325	314
Beazley Group PLC	110,040	218
Carillion PLC	179,385	647
Chemring Group PLC	19,110	540
Dana Petroleum PLC (b)	52,845	760
Intermediate Capital Group PLC	30,445	285
JKX Oil & Gas PLC	141,685	380
Kier Group PLC	35,000	457
Moneysupermarket.com Group PLC	770,001	592
Persimmon PLC	164,860	551
QinetiQ PLC	232,430	536
Restaurant Group PLC	448,640	691
Wellstream Holdings PLC	64,905	334

		6,305

United States—55.0%
ADC Telecommunications, Inc. (b)	59,130	323
Affiliated Managers Group, Inc. (b)	11,545	484
Airgas, Inc.	25,435	992
Alberto-Culver Co.	27,112	664
Alexandria Real Estate Equities, Inc., REIT	9,200	555
Alliance Imaging, Inc. (b)	56,602	451
American Eagle Outfitters, Inc.	55,432	519
American Public Education, Inc. (b)	18,348	682
Arena Resources, Inc. (b)	23,478	659
Atlas Air Worldwide Holdings, Inc. (b)	36,297	686
Avista Corp.	45,862	889
Blackboard, Inc. (b)	16,302	428
Boston Private Financial Holdings, Inc.	44,820	307
Capella Education Co. (b)	13,882	816
Carrizo Oil & Gas, Inc. (b)(d)	36,625	590
Celera Corp. (b)	38,980	434
Central European Distribution Corp. (b)	26,708	526
Central European Media Enterprises Ltd., Class A (b)(d)	20,254	440
City National Corp.	12,162	592
Clean Harbors, Inc. (b)	11,586	735
Comtech Telecommunications Corp. (b)	10,810	495
Concho Resources, Inc. (b)	19,156	437
Core Laboratories NV	8,021	480
Corinthian Colleges, Inc. (b)	26,915	441
Corporate Office Properties Trust, REIT	31,386	964
Deckers Outdoor Corp. (b)	10,296	822
DTS, Inc. (b)	32,046	588
Factset Research Systems, Inc. (d)	22,227	983
Flowers Foods, Inc.	22,304	543
Gartner, Inc. (b)	29,685	529
Geo Group, Inc. (b)	33,917	611
GFI Group, Inc.	110,513	391
Goodrich Petroleum Corp. (b)(d)	7,878	236
Gymboree Corp. (b)	24,522	640
Hansen Natural Corp. (b)	20,614	691
Harsco Corp.	30,091	833
HMS Holdings Corp. (b)(d)	20,291	640
Illumina, Inc. (b)(d)	26,578	692

	Shares	Value (000s)

JDA Software Group, Inc. (b)	50,358	$661
Kaydon Corp.	11,837	407
MedAssets, Inc. (b)(d)	28,565	417
Mettler Toledo International, Inc. (b)	9,001	607
Microsemi Corp. (b)	40,941	517
Monolithic Power Systems, Inc. (b)	66,212	835
MSC Industrial Direct Co., Class A	16,360	603
Natus Medical, Inc. (b)	38,909	504
NTELOS Holdings Corp.	20,965	517
ON Semi-conductor Corp. (b)	197,810	673
Packaging Corp. of America	40,740	548
Parexel International Corp. (b)	55,505	539
Parker Drilling Co. (b)	88,209	256
PrivateBancorp, Inc. (d)	27,194	883
Progress Software Corp. (b)	26,891	518
Psychiatric Solutions, Inc. (b)	26,501	738
Quanta Services, Inc. (b)	37,527	743
Rex Energy Corp. (b)	119,100	350
Silgan Holdings, Inc.	20,870	998
Snap-On, Inc.	24,046	947
Solera Holdings, Inc. (b)	36,474	879
Spartan Stores, Inc.	35,951	836
Stanley, Inc. (b)	24,255	878
Stifel Financial Corp. (b)	15,224	698
Sun Healthcare Group, Inc. (b)	72,547	642
United Therapeutics Corp. (b)	8,213	514
Verigy Ltd. (b)	66,896	644
Vocus, Inc. (b)	30,826	561
Watson Wyatt Worldwide, Inc., Class A	20,746	992

		41,693

Total Common Stock (cost—$97,861)		75,042

SHORT-TERM INVESTMENTS—6.1%
Collateral Invested for Securities on Loan (c)—5.3%
AIM STIT—Government & Agency Portfolio	2,000,000	2,000
Cash Account Trust—Government & Agency Securities Portfolio	1,973,526	1,974
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$47	47

		4,021

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $560; collateralized by Federal Home Loan Bank, 2.40% due 2/5/09, valued at $575 including accrued interest (cost—$560)	560	560

Total Short-Term Investments (cost—$4,581)		4,581

Total Investments (cost—$102,442) (a)—105.1%		79,623

Liabilities in excess of other assets—(5.1)%		(3,848)

Net Assets—100.0%		$75,775

12.31.08	Allianz Funds Semiannual Report	25

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

December 31, 2008 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $28,658, representing 37.82% of net assets, were valued utilizing modeling tools provided by a third-party vendor as decribed in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $3,901; cash collateral of $4,252 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

(f) Amount less than $500

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

26	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.8%
Belgium—1.6%
InBev NV	30,000	$697

Brazil—1.0%
Petroleo Brasileiro S.A. ADR	18,300	448

Cayman Islands—1.1%
Netease.com, Inc. ADR (b)	21,500	475

China—2.0%
China Mobile Ltd.	31,000	315
CNOOC Ltd.	586,000	557

		872

Denmark—1.3%
Novo Nordisk AS, Class B	10,900	562

France—11.9%
Capgemini S.A.	12,285	475
Groupe Danone	9,600	580
Ipsen S.A.	16,530	646
Pinault-Printemps-Redoute S.A.	7,370	482
Societe Generale	13,200	670
Total S.A.	31,300	1,721
Vinci S.A.	14,800	625

		5,199

Germany—6.7%
BAYER AG	12,994	757
Merck KGaA	6,700	600
SAP AG	17,804	646
Siemens AG	12,475	939

		2,942

Greece—0.6%
Alpha Bank AE	30,000	281

Hong Kong—1.2%
Cheung Kong Ltd.	53,000	506

India—1.9%
Bharti Airtel Ltd. (b)	41,395	608
ICICI Bank Ltd.	25,000	232

		840

Italy—3.2%
Eni SpA	31,000	746
Intesa Sanpaola SpA	175,000	636

		1,382

Japan—23.3%
Asahi Glass Co., Ltd.	63,000	359
East Japan Railway Co. (e)	155	1,193
Fanuc Ltd.	9,000	645
Ibiden Co., Ltd.	24,400	506
KDDI Corp.	91	650
Kirin Brewery Co., Ltd.	40,000	532
Kuraray Co., Ltd.	71,000	556
Marubeni Corp.	120,000	460
Mitsui Fudosan Co., Ltd.	31,000	517
Mizuho Financial Group, Inc. (d)(e)	159	453
Nidec Corp.	13,300	520
Nintendo Co., Ltd.	3,200	1,223
Nippon Electric Glass Co., Ltd.	50,000	264
NTT Data Corp.	184	741
Promise Co., Ltd. (d)	14,000	355
Sumitomo Mitsui Financial Group, Inc. (e)	169	677
T&D Holdings, Inc.	12,500	529

		10,180

Netherlands—7.8%
Akzo Nobel NV	19,000	784
Koninklijke Philips Electronics NV	29,000	575

	Shares	Value (000s)

Royal KPN NV	74,407	$1,082
Unilever NV	40,000	969

		3,410

South Korea—1.0%
Samsung Electronics Co., Ltd.	1,230	448

Spain—3.0%
Telefonica S.A.	59,000	1,332

Sweden—1.6%
Hennes & Mauritz AB, Class B	18,000	716

Switzerland—11.7%
ABB Ltd. (b)	69,000	1,052
Nestle S.A.	35,100	1,390
Roche Holdings AG	10,730	1,661
Zurich Financial Services AG	4,600	1,005

		5,108

Taiwan—1.7%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	96,000	758

United Kingdom—16.2%
Anglo American PLC	27,000	630
Barclays PLC	94,092	214
Carnival PLC	14,000	309
Diageo PLC	43,612	613
HSBC Holdings PLC	86,000	842
Inmarsat PLC	78,000	536
Prudential PLC	126,000	765
Reckitt Benckiser Group PLC	17,125	641
Rio Tinto PLC	18,100	402
Serco Group PLC	96,600	632
Shire PLC	41,074	605
Vodafone Group PLC	433,097	887

		7,076

Total Common Stock (cost—$57,243)		43,232

SHORT-TERM INVESTMENTS—3.5%
Collateral Invested for Securities on Loan (c)—1.9%
BlackRock Liquidity Funds FedFund Portfolio	3,515	4
Cash Account Trust—Government & Agency Securities Portfolio	836,455	836

	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$4	4

		844

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $696; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $714 including accrued interest (cost—$696)	696	696

Total Short-Term Investments (cost—$1,540)		1,540

Total Investments (cost—$58,783) (a) —102.3%		44,772

Value (000s)

Liabilities in excess of other assets—(2.3)%	$(1,022)

Net Assets—100.0%	$43,750

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $39,227, representing 89.66% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $804; cash collateral of $844 was received with which the Fund purchased short-term investments.

(e) Fair valued security

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	27

Schedule of Investments

RCM Technology Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.5%
Aerospace—3.3%
Lockheed Martin Corp.	76,630	$6,443
Northrop Grumman Corp.	183,410	8,261
Raytheon Co.	165,855	8,465

		23,169

Capital Goods—1.8%
ABB Ltd. (d)	303,250	4,625
ABB Ltd., ADR	555,170	8,333
Fluor Corp.	1,000	45

		13,003

Chemicals—1.7%
Monsanto Co.	171,800	12,086

Consumer Discretionary—2.7%
Nintendo Co., Ltd.	49,925	19,079

Consumer Services—5.0%
Accenture Ltd., Class A	114,370	3,750
Automatic Data Processing, Inc.	255,900	10,067
Capita Group PLC	1,366,736	14,661
Paychex, Inc.	281,400	7,395
SAIC, Inc. (d)	100	2

		35,875

Energy—0.8%
First Solar, Inc. (d)	33,560	4,630
Solar World AG	2,110	47
Suntech Power Holdings Co., Ltd. ADR (d)(f)	85,435	1,000

		5,677

Healthcare—3.1%
Genentech, Inc. (d)	29,370	2,435
Johnson & Johnson (c)	191,700	11,469
St. Jude Medical, Inc. (d)	173,800	5,729
Stryker Corp.	55,300	2,209

		21,842

Index Funds—1.2%
Semiconductor HOLDRs Trust (f)	501,655	8,879

Machinery—0.0%
Flowserve Corp.	1,000	52

Technology—75.9%
Activision Blizzard, Inc. (c)(d)	582,505	5,033
Adobe Systems, Inc. (d)	18,400	392
Alibaba.com Ltd. (d)	1,000	1
Amazon.com, Inc. (c)(d)	45,200	2,318
Amphenol Corp., Class A	65,500	1,571
Apple, Inc. (c)(d)	575,152	49,089
Ariba, Inc. (d)	71,000	512
ASML Holding NV (f)	241,700	4,368
Baidu.com ADR (d)(f)	7,800	1,018
BMC Software, Inc. (c)(d)	650,115	17,495
CA, Inc. (c)	974,300	18,054
Cognizant Technology Solutions Corp., Class A (c)(d)	883,637	15,958
Comcast Corp., Class A (c)	1,380,500	23,303
Concur Technologies, Inc. (d)	29,600	971
Cree, Inc. (d)(f)	76,000	1,206
Ctrip.com International Ltd. ADR	100	2
Data Domain, Inc. (d)(f)	977,680	18,380
DIRECTV Group, Inc. (d)(f)	471,710	10,807
EMC Corp. (c)(d)	165,535	1,733
Energy Conversion Devices, Inc. (d)(f)	34,570	871
Equinix, Inc. (d)(f)	21,900	1,165

	Shares	Value (000s)

F5 Networks, Inc. (d)	70,700	$1,616
Google, Inc., Class A (c)(d)	128,795	39,624
Hewlett-Packard Co. (c)	721,120	26,169
Intel Corp. (c)	1,017,625	14,918
International Business Machines Corp.	200,925	16,910
Itron, Inc. (c)(d)	120,800	7,700
Juniper Networks, Inc. (c)(d)	109,635	1,920
Kyocera Corp.	17,200	1,245
Lam Research Corp. (d)	377,000	8,023
Longtop Financial Technologies Ltd. ADR (d)(f)	83,200	1,258
Mabuchi Motor Co., Ltd.	57,000	2,363
McAfee, Inc. (c)(d)	663,765	22,946
MEMC Electronic Materials, Inc. (d)	384,600	5,492
Microsoft Corp. (c)	1,607,735	31,254
Netapp, Inc. (d)	1,056,935	14,765
Netease.com, Inc. ADR (c)(d)(f)	738,500	16,321
Netflix, Inc. (d)(f)	74,500	2,227
Nuance Communications, Inc. (d)	69,560	721
Omniture, Inc. (d)(f)	60,400	643
ON Semi-conductor Corp. (c)(d)	2,149,005	7,307
Oracle Corp. (c)(d)	2,280,555	40,434
Perfect World Co., Ltd. ADR, Class B (d)(f)	523,400	9,029
QUALCOMM, Inc. (c)	828,800	29,696
Red Hat, Inc. (d)	85,600	1,132
Riverbed Technology, Inc. (c)(d)	1,383,825	15,762
Salesforce.com, Inc. (c)(d)	360,787	11,549
Shanda Interactive Entertainment Ltd. ADR (d)(f)	206,300	6,676
Sunpower Corp., Class B (d)	207,300	6,310
Taiwan Semi-conductor Manufacturing Co., Ltd.	5,935,000	8,098
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	535,750	4,232
Tencent Holdings Ltd.	170,983	1,111
Texas Instruments, Inc.	311,800	4,839
Yahoo!, Inc. (d)	294,500	3,593

		540,130

Telecommunications—5.0%
American Tower Corp., Class A (c)(d)	329,205	9,652
AT&T, Inc.	187,200	5,335
Bharti Airtel Ltd. (d)	580,600	8,533
China Telecom Corp. Ltd., ADR (f)	23,700	902
Cisco Systems, Inc. (d)	615,427	10,031
Nokia Corp. ADR	92,922	1,450

		35,903

Total Common Stock (cost—$772,057)		715,695

EXCHANGE-TRADED FUND—1.7%

Biotech HOLDRs Trust (f) (cost—$11,921)	70,190	12,047

CONVERTIBLE BOND—1.3%
	Principal Amount (000s)
Financial Services—1.3%

Goldman Sachs Group, Inc., 1.00%, 3/29/10 (cost—$9,200)	$9,200	9,229

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—8.7%
Collateral Invested for Securities on Loan (e)—6.5%
AIM STIT—Government & Agency Portfolio	2,000,000	$2,000
BlackRock Liquidity Funds FedFund Portfolio	500,000	500
Cash Account Trust—Government & Agency Securities Portfolio	43,149,765	43,150
.
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$236	236

		45,886

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $15,843; collateralized by Federal Home Loan Bank, 2.40%—2.76% due 2/5/09—2/11/09, valued at $16,160 including accrued interest (cost—$15,843)	15,843	15,843

Total Short-Term Investments (cost—$61,729)		61,729

OPTIONS PURCHASED (d)—2.8%
	Contracts
Call Options—2.8%
American Tower Corp. (CBOE),
strike price, $32.5, expires 4/18/09	1,666	416
Cisco Systems, Inc. (CBOE),
strike price $15, expires 4/18/09	9,326	2,266
Equinix, Inc. (CBOE),
strike price $55, expires 6/20/09	2,080	1,830
First Solar, Inc. (CBOE),
strike price $125, expires 6/20/09	1,182	4,362
Flowserve Corp. (CBOE),
strike price $50, expires 4/18/09	1,595	1,412
Hewlett Packard Co. (CBOE),
strike price $40, expires 1/16/10	9,169	4,676
International Business Machines Corp. (CBOE),
strike price $95, expires 4/18/09	3,674	992
Itron, Inc. (CBOE),
strike price $55, expires 5/16/09	1,197	1,789
Juniper Networks, Inc. (CBOE),
strike price $18, expires 4/18/09	2,369	474
Microsoft Corp. (CBOE),
strike price $22, expires 4/18/09	14,529	1,584

28	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

Monsanto Co. (CBOE),
strike price $85, expires 4/18/09	742	$252

Total Options Purchased (cost—$28,740)		20,053

Total Investments before options written and securities sold short (cost—$883,647)—115.0%		818,753

OPTIONS WRITTEN (d)—(10.1)%
Call Options—(5.4)%
Activision Blizzard, Inc. (CBOE),
strike price $10, expires 5/16/09	4,769	(549)
Amazon.com, Inc. (CBOE),
strike price $70, expires 1/17/09	388	—(g)
American Tower Corp. (CBOE),
strike price $32.50, expires 1/17/09	529	(21)
strike price $35, expires 1/17/09	1,931	(15)
Apple, Inc. (CBOE),
strike price $95, expires 4/18/09	3,341	(2,405)
strike price $110, expires 4/18/09	2,727	(796)
ASML Holdings NV (CBOE),
strike price $20, expires 4/18/09	2,417	(358)
Automatic Data Processing, Inc. (CBOE),
strike price $37.50, expires 2/21/09	728	(233)
strike price $40, expires 5/16/09	1,831	(586)
Baidu.com, Inc. (CBOE),
strike price $140, expires 3/21/09	150	(240)
BMC Software, Inc. (CBOE),
strike price $25, expires 2/21/09	5,480	(1,644)
CA, Inc. (CBOE),
strike price $15, expires 2/21/09	5,265	(2,106)
strike price $17.50, expires 2/21/09	3,502	(771)
Cisco Systems, Inc. (CBOE),
strike price $18, expires 4/18/09	9,326	(895)
Comcast Corp. (CBOE),
strike price $20, expires 4/18/09	5,866	(469)
Dell, Inc. (CBOE),
strike price $25, expires 1/17/09	3,138	(3)
DIRECTV Group, Inc. (CBOE),
strike price $22.50, expires 3/21/09	1,223	(306)
strike price $25, expires 1/17/09	2,867	(29)
Equinix, Inc. (CBOE),
strike price $65, expires 6/20/09	2,080	(1,019)
First Solar, Inc. (CBOE),
strike price $150, expires 6/20/09	692	(1,751)
strike price $170, expires 6/20/09	490	(877)

	Contracts	Value (000s)

Flowserve Corp. (CBOE),
strike price $60, expires 4/18/09	1,595	$(774)
Google, Inc. (CBOE),
strike price $330, expires 3/21/09	221	(438)
strike price $380, expires 6/20/09	424	(661)
strike price $400, expires 3/21/09	525	(158)
Hewlett Packard Co. (CBOE),
strike price $37.50, expires 1/17/09	2,500	(188)
strike price $37.50, expires 2/21/09	8,461	(1,523)
International Business Machines Corp. (CBOE),
strike price $85, expires 1/17/09	1,776	(400)
Itron, Inc. (CBOE),
strike price $65, expires 5/16/09	1,197	(1,149)
strike price $70, expires 5/16/09	793	(592)
Johnson & Johnson (CBOE),
strike price $60, expires 4/18/09	1,917	(690)
Juniper Networks, Inc. (CBOE),
strike price $21, expires 4/18/09	6,770	(643)
strike price $28, expires 1/17/09	3,843	(12)
strike price $30, expires 1/17/09	2,384	(10)
Lam Research Corp. (CBOE),
strike price $25, expires 6/20/09	3,770	(942)
McAfee, Inc. (CBOE),
strike price $35, expires 1/17/09	1,774	(186)
strike price $40, expires 6/20/09	202	(46)
MEMC Electronic Materials, Inc. (CBOE),
strike price $15, expires 4/18/09	3,117	(810)
strike price $17.50, expires 4/18/09	798	(123)
Microsoft Corp. (CBOE),
strike price $23, expires 4/18/09	5,794	(429)
strike price $24, expires 4/18/09	13,201	(713)
Monsanto Co. (CBOE),
strike price $75, expires 1/17/09	418	(72)
strike price $75, expires 4/18/09	1,127	(753)
strike price $90, expires 4/18/09	773	(187)
strike price $100, expires 4/18/09	742	(74)
NetApp, Inc. (CBOE),
strike price $12.50, expires 3/21/09	3,089	(819)
strike price $15, expires 3/21/09	4,812	(626)
NetEase.com, Inc. (CBOE),
strike price $17.50, expires 1/17/09	1,373	(638)
strike price $22.50, expires 1/17/09	4,835	(338)
Oracle Corp. (CBOE),
strike price $17, expires 3/21/09	6,452	(1,194)

	Contracts	Value (000s)

strike price $18, expires 6/20/09	6,452	$(1,419)
strike price $20, expires 1/17/09	3,748	(19)
strike price $20, expires 3/21/09	3,750	(225)
Paychex, Inc. (CBOE),
strike price $27.50, expires 3/21/09	1,547	(193)
strike price $30, expires 3/21/09	1,267	(57)
Perfect World Co., Ltd. (CBOE),
strike price $20, expires 3/21/09	5,234	(576)
Shanda Interactive Entertainment Ltd. (CBOE),
strike price $20, expires 1/17/09	1,468	(1,820)
strike price $22.50, expires 1/17/09	595	(559)
St. Jude Medical, Inc. (CBOE),
strike price $30, expires 4/18/09	1,738	(848)
Stryker Corp. (CBOE),
strike price $45, expires 3/21/09	553	(80)
SunPower Corp. (CBOE),
strike price $35, expires 6/20/09	2,073	(1,347)
Yahoo! Inc. (CBOE),
strike price $12, expires 4/18/09	3,855	(964)

		(38,368)

Put Options—(4.7)%
American Tower Corp. (CBOE),
strike price $32.50, expires 4/18/09	1,666	(933)
Apple, Inc. (CBOE),
strike price $80, expires 1/16/10	1,864	(2,954)
Cisco Systems, Inc. (CBOE),
strike price $15, expires 4/18/09	9,326	(1,017)
Electronic Arts, Inc. (CBOE),
strike price $15, expires 6/20/09	2,417	(592)
Equinix, Inc. (CBOE),
strike price $55, expires 6/20/09	2,080	(2,257)
First Solar, Inc. (CBOE),
strike price $125, expires 6/20/09	1,182	(2,872)
Flowserve Corp. (CBOE),
strike price $50, expires 4/18/09	1,595	(1,244)
Hewlett Packard Co. (CBOE),
strike price $40, expires 1/16/10	9,169	(7,931)
International Business Machines Corp. (CBOE),
strike price $95, expires 4/18/09	3,674	(5,000)
Itron, Inc. (CBOE),
strike price $55, expires 5/16/09	1,197	(700)
Juniper Networks, Inc. (CBOE),
strike price $18, expires 4/18/09	2,369	(569)
Microsoft Corp. (CBOE),
strike price $22, expires 4/18/09	14,529	(5,231)
Monsanto Co. (CBOE),
strike price $85, expires 4/18/09	742	(1,352)

12.31.08	Allianz Funds Semiannual Report	29

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)
Research In Motion Ltd. (CBOE),
strike price $40, expires 3/21/09	1,015	$(482)
SPDR Trust Series 1 (CBOE),
strike price $77, expires 1/17/09	3,642	(117)

		(33,251)

Total Options Written (premiums received—$97,178)		(71,619)

SECURITIES SOLD SHORT—(3.8)%
	Shares
Capital Goods—(0.3)%
Asahi Glass Co., Ltd.	(417,000)	(2,377)

Chemicals—(0.0)%
CF Industries Holdings, Inc.	(100)	(5)
Mosaic Co.	(100)	(4)

		(9)

Consumer Discretionary—(0.6)%
Sharp Corp.	(547,000)	(3,943)

Energy—(0.2)%
Renewable Energy Corp. AS (d)	(128,300)	(1,229)

Technology—(2.7)%
Blue Coat Systems, Inc. (d)	(100)	(1)
Electronic Arts, Inc. (d)	(241,700)	(3,877)
Expedia, Inc. (d)	(64,600)	(532)
F5 Networks, Inc. (d)	(66,300)	(1,516)
Infosys Technologies Ltd. ADR	(74,700)	(1,835)
Nuance Communications, Inc. (d)	(92,225)	(956)
NVIDIA Corp. (d)	(88,380)	(713)
Omniture, Inc. (d)(f)	(44,300)	(471)
Research In Motion Ltd. (d)	(101,500)	(4,119)
Samsung Electronics Co., Ltd. GDR (a)	(3,205)	(561)
SAP AG ADR	(102,900)	(3,727)
Sun Microsystems, Inc. (d)	(100)	—(g )
Tencent Holdings Ltd.	(167,600)	(1,089)

		(19,397)

Total Securities Sold Short (proceeds—$28,151)		(26,955)

Total Investments net of options written and securities sold short (cost—$758,318) (b)—101.1%		720,179

Other liabilities in excess of other assets—(1.1)%		(8,065)

Net Assets—100.0%		$712,114

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $51,124 representing 7.18% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) All or partial amount segregated as collateral for options written and securities sold short.

(d) Non-income producing.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $44,270; cash collateral of $45,881 was received with which the Fund purchased short-term investments.

(g) Amount less than $500

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
GDR—Global Depositary Receipt

30	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Wellness Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.4%
Consumer Discretionary—2.0%
Avon Products, Inc.	54,245	$1,304
Wal-Mart Stores, Inc.	23,915	1,341

		2,645

Consumer Services—3.0%
Apollo Group, Inc., Class A (c)	17,560	1,345
DeVry, Inc.	45,600	2,618

		3,963

Consumer Staples—6.4%
Colgate-Palmolive Co. (b)	43,030	2,949
Hansen Natural Corp. (c)	38,670	1,297
Kroger Co.	73,525	1,942
Nestle S.A.	61,230	2,424

		8,612

Healthcare—78.8%
Abbott Laboratories (b)	115,980	6,190
Abiomed, Inc. (c)	58,500	961
Alexion Pharmaceuticals, Inc. (c)	20,140	729
Allergan, Inc.	35,830	1,445
Amgen, Inc. (b)(c)	88,100	5,088
Amylin Pharmaceuticals, Inc. (c)	29,500	320
AstraZeneca PLC	32,165	1,316
BAYER AG (e)	70,215	4,091
BioMarin Pharmaceutical, Inc. (c)(e)	28,600	509
Bristol-Myers Squibb Co. (b)	238,300	5,540
Celgene Corp. (c)	97,025	5,364
CSL Ltd.	153,759	3,626
CVS Corp.	37,800	1,086
DaVita, Inc. (b)(c)	103,715	5,141
Enteromedics, Inc. (c)	129,384	189
Express Scripts, Inc. (b)(c)	70,380	3,869
Fresenius Medical Care AG & Co. KGaA	28,230	1,298
Genentech, Inc. (b)(c)	96,040	7,963
Gilead Sciences, Inc. (b)(c)	126,250	6,456
Human Genome Sciences, Inc. (b)(c)	691,425	1,466
Icon PLC ADR (c)	50,960	1,003
Illumina, Inc. (c)(e)	87,600	2,282
Medco Health Solutions, Inc. (b)(c)	149,875	6,281
OSI Pharmaceuticals, Inc. (b)(c)(e)	63,220	2,469
Protalix Biotherapeutics, Inc. (c)(e)	177,440	326
Qiagen NV (c)(e)	98,894	1,737
Regeneron Pharmaceuticals, Inc. (c)	29,700	545
Roche Holdings AG	16,265	2,518
Seattle Genetics, Inc. (c)(e)	51,713	462
Shionogi & Co., Ltd.	64,000	1,653
Shoppers Drug Mart Corp.	108,425	4,220
St. Jude Medical, Inc. (c)	141,995	4,680
Teva Pharmaceutical Industries Ltd. ADR (b)	136,272	5,801
United Therapeutics Corp. (c)	17,580	1,100
Vertex Pharmaceuticals, Inc. (c)	109,700	3,333
WellPoint, Inc. (c)	86,700	3,653
Wright Medical Group, Inc. (c)	41,120	840
Xtent, Inc. (c)	29,245	8

		105,558

	Shares	Value (000s)

Technology—6.2%
Mettler Toledo International, Inc. (c)	11,100	$748
Thermo Fisher Scientific, Inc. (b)(c)	221,345	7,541

		8,289

Total Common Stock (cost—$135,045)		129,067

SHORT-TERM INVESTMENTS—14.5%
Collateral Invested for Securities on Loan (d)—6.0%
AIM STIT—Government & Agency Portfolio	4,000,000	4,000
BlackRock Liquidity Funds FedFund Portfolio	229,320	229
Cash Account Trust—Government & Agency Securities Portfolio	3,544,972	3,545

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$239	239

		8,013

Repurchase Agreement—8.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $11,431; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $11,664 including accrued interest (cost—$11,431)	11,431	11,431

Total Short-Term Investments (cost—$19,444)		19,444

OPTIONS PURCHASED (c)—0.6%
	Contracts
Call Options—0.6%
Amylin Pharmaceuticals, Inc. (CBOE),
strike price $20, expires 1/17/09	2,000	10
strike price $25, expires 1/17/09	1,100	5
Genentech, Inc. (CBOE),
strike price $80, expires 1/17/09	162	70
strike price $90, expires 1/17/09	700	38
strike price $95, expires 1/17/09	1,000	20
strike price $100, expires 1/17/09	715	6
strike price $120, expires 1/17/09	7,728	39
Gilead Sciences, Inc. (CBOE),
strike price $30, expires 1/17/09	84	178
strike price $45, expires 1/17/09	188	132
strike price $47.50, expires 1/17/09	332	155

	Contracts	Value (000s)

strike price $50, expires 1/17/09	313	$81
strike price $52.50, expires 1/17/09	375	58
strike price $60, expires 1/17/09	410	4
PDL BioPharma, Inc. (CBOE),
strike price $25, expires 1/17/09	3,892	10

		806

Put Options—0.0%
Celgene Corp. (CBOE),
strike price $40, expires 1/17/09	1,500	15

Total Options Purchased (cost—$5,248)		821

Total Investments before securities sold short (cost—$159,737)—111.5%		149,332

SECURITIES SOLD SHORT (c)—(2.0)%
	Shares
Healthcare—(2.0)%
Covidien Ltd. (proceeds—$2,592)	(74,830)	(2,712)

Total Investments net of securities sold short (cost—$157,145) (a)—109.5%		146,620

Other liabilities in excess of other assets—(9.5)%		(12,725)

Net Assets—100.0%		$133,895

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $16,926, representing 12.64% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options purchased.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $7,728; cash collateral of $8,022 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	31

Statements of Assets and Liabilities

December 31, 2008 (Unaudited)
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund

Assets:
Investments, at value	$59,756	$26,382	$176,492
Cash	—	47	—
Foreign currency, at value	2,749	—	—
Security lending interest receivable (net)	—	—	—
Receivable for investments sold	284	—	1,801
Receivable for Fund shares sold	660	39	313
Dividends and interest receivable (net of foreign taxes)	285	22	249
Other assets	—	—	—
Total Assets	63,734	26,490	178,855

Liabilities:
Payable for investments purchased	—	—	1,274
Payable for securities sold short	—	—	—
Payable to custodian for cash overdraft	863	—	75
Options written, at value	—	—	—
Payable for Fund shares redeemed	601	133	1,276
Payable for collateral for securities on loan	—	—	2,534
Dividends payable	—	—	—
Investment advisory fees payable	47	15	86
Administration fees payable	29	11	77
Distribution fees payable	7	10	28
Servicing fees payable	9	5	22
Recoupment payable to Manager	3	—	—
Other liabilities	—	—	12
Total Liabilities	1,559	174	5,384
Net Assets	$62,175	$26,316	$173,471

Net Assets Consist of:
Paid-in-capital	$169,707	$46,825	$386,382
Undistributed (dividends in excess of) net investment income	935	(128)	119
Accumulated net realized loss	(89,335)	(12,189)	(185,797)
Net unrealized depreciation of investments, options written and foreign currency transactions	(19,132)	(8,192)	(27,233)
Net Assets	$62,175	$26,316	$173,471

Net Assets:
Class D	$10,279	$1,652	$6,048
Other Classes	51,896	24,664	167,423

Shares Issued and Outstanding:
Class D	743	156	558
Other Classes	3,817	2,411	15,408

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class D	$13.83	$10.60	$10.83

Cost of Investments	$78,713	$34,572	$203,738
Cost of Foreign Currency	$2,908	$—	$—
Premiums Received for Options Written	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—

*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.
**	Formerly RCM Healthcare Fund

32	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM International Growth Equity Fund	RCM Technology Fund	RCM Wellness Fund**

$191,928	$1,012,237	$21,831	$79,623	$44,772	$818,753	$149,332
1	—	1	35	1	1	1
4	—	—	7	4	5,294	—
6	—	—	4	1	52	—
599	974	—	1,068	—	60,170	11,711
475	6,745	114	45	6	651	72
260	3,788	25	179	94	376	136
—	—	—	—	—	825	—
193,273	1,023,744	21,971	80,961	44,878	886,122	161,252

—	4,855	114	135	—	25,545	15,781
—	—	—	—	—	26,955	2,712
—	—	—	—	—	—	—
—	—	—	—	—	71,619	—
1,463	6,733	209	910	223	2,927	673
8,729	49,893	—	4,021	844	45,886	8,013
—	—	—	—	—	158	—
136	453	13	62	18	518	82
86	425	8	30	20	229	50
36	103	4	15	15	64	10
30	157	4	13	8	94	28
—	—	2	—	—	—	—
—	52	—	—	—	13	8
10,480	62,671	354	5,186	1,128	174,008	27,357
$182,793	$961,073	$21,617	$75,775	$43,750	$712,114	$133,895

$280,543	$1,734,523	$45,128	$152,236	$166,949	$1,267,102	$198,753
661	2,367	(70)	(655)	(203)	(2,982)	(320)
(54,172)	(272,789)	(15,182)	(52,967)	(108,983)	(514,128)	(54,012)
(44,239)	(503,028)	(8,259)	(22,839)	(14,013)	(37,878)	(10,526)
$182,793	$961,073	$21,617	$75,775	$43,750	$712,114	$133,895

$39,791	$87,444	$2,681	$15,300	$794	$116,084	$104,002
143,002	873,629	18,936	60,475	42,956	596,030	29,893

4,198	6,361	268	1,081	88	5,012	5,736
15,281	63,493	1,905	4,342	4,785	25,407	1,696

$9.48	$13.75	$9.99	$14.16	$9.06	$23.16	$18.13

$236,176	$1,515,264	$30,090	$102,442	$58,783	$883,647	$159,737
$4	$—	$—	$7	$4	$5,233	$—
$—	$—	$—	$—	$—	$97,178	$—
$—	$—	$—	$—	$—	$28,151	$2,592

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	33

Statements of Operations

For the Six Months Ended December 31, 2008 (unaudited)
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund

Investment Income:
Interest	$10	$5	$22
Dividends, net of foreign withholding taxes	2,613	274	2,834
Security lending income (net)	—	—	14
Miscellaneous income	—	—	1
Total Income	2,623	279	2,871

Expenses:
Investment advisory fees	543	140	779
Administration fees	335	100	713
Servicing fees — Class D	38	3	12
Distribution and/or servicing fees — Other Classes	131	137	467
Dividends on securities sold short	—	—	—
Trustees’ fees	6	2	22
Interest expense	61	1	26
Tax expense	—	—	—
Miscellaneous expense	3	—	—
Total Expenses	1,117	383	2,019
Reimbursement from Adviser	—	—	—
Net Expenses	1,117	383	2,019
Net Investment Income (Loss)	1,506	(104)	852

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(74,672)	(10,462)	(117,743)
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	(947)	(52)	50
Payments from Affiliates (see Note 9)	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(19,374)	(11,525)	(23,807)
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	(149)	(1)	(14)
Net Realized and Change in Unrealized Loss	(95,142)	(22,040)	(141,514)
Net Decrease in Net Assets Resulting from Investment Operations	$(93,636)	$(22,144)	$(140,662)

34	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund	NFJ International Value Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM International Growth Equity Fund	RCM Technology Fund	RCM Wellness Fund**

$25	$263	$5	$6	$2	$977	$16
3,129	20,254	241	548	445	3,696	428
36	88	—	133	4	453	—
19	8	1	2	—	25	—
3,209	20,613	247	689	451	5,151	444

1,124	3,640	136	622	148	4,403	385
719	3,371	92	299	172	1,936	216
66	149	6	31	1	201	90
507	2,021	77	265	191	1,167	76
—	—	—	—	—	305	—
21	103	2	10	5	84	10
11	—	2	12	1	36	2
—	—	—	—	—	1	1
—	—	—	—	—	—	—
2,448	9,284	315	1,239	518	8,133	780
—	—	—	—	—	—	(16)
2,448	9,284	315	1,239	518	8,133	764
761	11,329	(68)	(550)	(67)	(2,982)	(320)

(53,758)	(268,723)	(15,082)	(41,782)	(7,415)	(348,743)	(40,186)
—	—	—	—	—	(18,879)	(62)
—	—	—	—	—	18,154	84
(296)	(53)	(29)	(176)	37	(2,110)	(112)
—	—	—	—	—	17	—

(52,563)	(438,511)	(23,081)	(33,036)	(19,791)	(118,813)	25,183
—	—	—	—	—	16,076	—
—	—	—	—	—	(4,985)	(183)
23	13	(1)	(10)	(1)	305	—
(106,594)	(707,274)	(38,193)	(75,004)	(27,170)	(458,978)	(15,276)
$(105,833)	$(695,945)	$(38,261)	$(75,554)	$(27,237)	$(461,960)	$(15,596)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	35

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM International Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,506	$2,622	$(104)	$(5)	$852	$7,132
Net realized gain (loss) on investments and foreign currency transactions	(75,619)	3,386	(10,514)	(250)	(117,693)	(39,337)
Payments from Affiliates (see Note 9)	—	51	—	—	—	—
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(19,523)	(24,002)	(11,526)	(2,840)	(23,821)	(75,632)
Net increase (decrease) resulting from investment operations	(93,636)	(17,943)	(22,144)	(3,095)	(140,662)	(107,837)

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(266)	(146)	—	—	(232)	(302)
Other Classes	(2,257)	(199)	—	—	(6,148)	(7,837)
Net realized capital gains
Class D	—	(2,709)	(5)	(262)	—	(3,242)
Other Classes	—	(7,213)	(83)	(5,020)	—	(89,473)
Total Dividends and Distributions to Shareholders	(2,523)	(10,267)	(88)	(5,282)	(6,380)	(100,854)

Fund Share Transactions:
Net proceeds from the sale of fund shares	27,926	293,739	5,786	26,574	20,869	172,018
Issued in reinvestment of dividends and distributions	2,232	9,221	70	4,395	5,736	84,405
Cost of shares redeemed	(94,506)	(136,530)	(12,947)	(16,409)	(102,261)	(390,376)
Net increase (decrease) from Fund share transactions	(64,348)	166,430	(7,091)	14,560	(75,656)	(133,953)
Fund Redemption Fees	10	183	2	3	13	21
Total Increase (Decrease) in Net Assets	(160,497)	138,403	(29,321)	6,186	(222,685)	(342,623)

Net Assets:
Beginning of period	222,672	84,269	55,637	49,451	396,156	738,779
End of period*	$62,175	$222,672	$26,316	$55,637	$173,471	$396,156
* Including undistributed (dividends in excess of) net investment income of:	$935	$1,952	$(128)	$(24)	$119	$5,647

36	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund		RCM International Growth Equity Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$761	$340	$11,329	$37,489	$(68)	$85	$(550)	$(2,017)	$(67)	$299
(54,054)	44,203	(268,776)	53,911	(15,111)	2,037	(41,958)	(3,806)	(7,378)	7,658
—	31	—	—	—	—	—	—	—	—
(52,540)	(88,517)	(438,498)	(131,898)	(23,082)	10,731	(33,046)	(55,170)	(19,792)	(15,299)
(105,833)	(43,943)	(695,945)	(40,498)	(38,261)	12,853	(75,554)	(60,993)	(27,237)	(7,342)

(23)	—	(1,500)	(2,838)	(10)	—	—	—	(14)	(17)
(76)	—	(12,305)	(30,417)	(75)	—	—	—	(479)	(541)

(551)	(12,313)	(3,252)	(2,681)	(157)	(130)	—	(5,035)	—	—
(2,043)	(45,090)	(31,302)	(36,055)	(1,114)	(1,058)	—	(19,300)	—	—
(2,693)	(57,403)	(48,359)	(71,991)	(1,356)	(1,188)	—	(24,335)	(493)	(558)

18,447	151,391	675,651	1,296,394	8,823	56,312	5,146	63,529	3,928	34,722
2,064	42,420	35,134	48,399	1,213	1,084	1	21,300	442	492
(85,023)	(172,689)	(477,779)	(263,790)	(19,731)	(16,324)	(43,791)	(119,200)	(15,438)	(37,961)
(64,512)	21,122	233,006	1,081,003	(9,695)	41,072	(38,644)	(34,371)	(11,068)	(2,747)
19	49	155	102	11	53	2	10	—	3
(173,019)	(80,175)	(511,143)	968,616	(49,301)	52,790	(114,196)	(119,689)	(38,798)	(10,644)

355,812	435,987	1,472,216	503,600	70,918	18,128	189,971	309,660	82,548	93,192
$182,793	$355,812	$961,073	$1,472,216	$21,617	$70,918	$75,775	$189,971	$43,750	$82,548
$661	$(1)	$2,367	$4,843	$(70)	$83	$(655)	$(105)	$(203)	$357

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	37

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology Fund		RCM Wellness Fund**

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(2,982)	$(8,962)	$(320)	$(733)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(351,578)	165,447	(40,276)	515
Payments from Affiliates (see Note 9)	17	—	—	—
Net change in unrealized depreciation of investments, options written, securities sold short and foreign currency transactions	(107,417)	(226,874)	25,000	(5,420)
Net decrease resulting from investment operations	(461,960)	(70,389)	(15,596)	(5,638)

Distributions to Shareholders from:
Net realized capital gains
Class D	(12,639)	(9,430)	—	—
Other Classes	(63,227)	(47,410)	—	—
Total Distributions to Shareholders	(75,866)	(56,840)	—	—

Fund Share Transactions:
Net proceeds from the sale of fund shares	88,557	604,817	5,759	7,909
Issued in reorganization	—	—	93,308	—
Issued in reinvestment of distributions	69,556	51,672	—	—
Cost of shares redeemed	(189,599)	(453,459)	(18,565)	(22,468)
Net increase (decrease) from Fund share transactions	(31,486)	203,030	80,502	(14,559)
Fund Redemption Fees	93	290	14	2
Total Increase (Decrease) in Net Assets	(569,219)	76,091	64,920	(20,195)

Net Assets:
Beginning of period	1,281,333	1,205,242	68,975	89,170
End of period*	$712,114	$1,281,333	$133,895	$68,975
* Including dividends in excess of net investment income:	$(2,982)	$—	$(320)	$—

38	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	39

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Class D
12/31/2008+	$29.95	$0.29	$(16.05)	$(15.76)	$(0.36)
6/30/2008	30.47	0.43	0.60	1.03	(0.07)
8/21/2006† - 6/30/2007	20.13	(0.11)	10.45	10.34	—
NACM Global Fund
Class D
12/31/2008+	$18.05	$(0.01)	$(7.41)	$(7.42)	$—
6/30/2008	20.67	0.10	(0.78)	(0.68)	—
6/30/2007	17.48	0.03	4.18	4.21	—
6/30/2006	15.44	0.08	2.64	2.72	—
6/30/2005	14.24	— (b)	1.80	1.80	—
6/30/2004	11.72	(0.07)	3.53	3.46	—
NACM International Fund
Class D
12/31/2008+	$18.56	$0.05	$(7.36)	$(7.31)	$(0.42)
6/30/2008	26.05	0.31	(4.05)	(3.74)	(0.29)
6/30/2007	21.84	0.38	4.94	5.32	(0.13)
6/30/2006	16.26	0.38	5.89	6.27	(0.18)
10/29/2004† - 6/30/2005	14.81	0.30	1.23	1.53	(0.08)
NACM Pacific Rim Fund
Class D
12/31/2008+	$14.13	$0.04	$(4.55)	$(4.51)	$(0.01)
6/30/2008	17.72	0.05	(1.44)	(1.39)	—
6/30/2007	14.05	(0.03)	4.77	4.74	—
6/30/2006	9.97	0.01	4.57	4.58	(0.07)
6/30/2005	9.23	0.02	0.85	0.87	—
6/30/2004	6.28	(0.03)	2.93	2.90	—
NFJ International Value Fund
Class D
12/31/2008+	$24.80	$0.18	$(10.50)	$(10.32)	$(0.21)
6/30/2008	26.55	1.00	(0.84)	0.16	(0.87)
6/30/2007	19.30	0.46	7.40	7.86	(0.34)
6/30/2006	15.37	0.59	3.68	4.27	(0.20)
3/31/2005† - 6/30/2005	15.21	0.20	0.04	0.24	(0.08)
*	Annualized
†	Commencement of operations
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

40	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.36)	$—	(b)	$13.83		(52.68)%	$10,279	1.86	%*	2.58	%*	95%
(1.50)	(1.57)	0.02		29.95		2.86	66,283	1.77		1.31		194
—	—	—	(b)	30.47		52.05	3,669	1.94	*	(0.49	)*	77

$(0.03)	$(0.03)	$—	(b)	$10.60		(41.08)%	$1,652	1.48	%*	(0.08	)%*	59%
(1.94)	(1.94)	—	(b)	18.05		(4.18)	3,253	1.46		0.52		80
(1.02)	(1.02)	—	(b)	20.67		24.74	1,460	1.46		0.14		102
(0.68)	(0.68)	—	(b)	17.48		17.48	654	1.47	(e)	0.45		114
(0.61)	(0.61)	0.01		15.44		12.86	73	1.57	(c)	0.02		148
(0.95)	(0.95)	0.01		14.24		30.44	23	1.56		(0.50)		203

$—	$(0.42)	$—	(b)	$10.83		(39.34)%	$6,048	1.49	%*	0.75	%*	96%
(3.46)	(3.75)	—	(b)	18.56		(16.12)	14,082	1.47		1.37		159
(0.98)	(1.11)	—	(b)	26.05		24.90	29,959	1.49		1.58		166
(0.51)	(0.69)	—	(b)	21.84		39.20	3,768	1.47		1.80		152
—	(0.08)	—		16.26		10.34	80	1.45	*	2.79	*	107

$(0.13)	$(0.14)	$—	(b)	$9.48		(31.89)%	$39,791	1.78	%*	0.80	%*	15%
(2.20)	(2.20)	—	(b)	14.13		(9.50)	72,340	1.77		0.28		67
(1.07)	(1.07)	—	(b)	17.72		35.24	96,389	1.76		(0.16)		62
(0.44)	(0.51)	0.01		14.05	(f)	46.55 (f)	20,824	1.77		0.05		96
(0.13)	(0.13)	—		9.97		9.49	4,731	1.90	(c)	0.22		101
—	—	0.05		9.23		46.97	1,211	1.86		(0.34)		118

$(0.52)	$(0.73)	$—	(b)	$13.75		(41.71)%	$87,444	1.45	%*	1.97	%*	29%
(1.04)	(1.91)	—	(b)	24.80		0.32	141,563	1.44		3.81		23
(0.27)	(0.61)	—		26.55		41.30	14,043	1.46		2.01		26
(0.15)	(0.35)	0.01		19.30		28.09	3,409	1.50		3.07		25
—	(0.08)	—		15.37		1.61	20	1.31	*(d)	5.46	*	61
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(e)	If the adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.05 and 46.43%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	41

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Global Resources Fund
Class D
12/31/2008+	$25.96	$(0.02)	$(15.30)	$(15.32)	$(0.04)	$(0.61)
6/30/2008	19.59	0.11	6.85	6.96	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—
RCM Global Small-Cap Fund
Class D
12/31/2008+	$25.52	$(0.07)	$(11.29)	$(11.36)	$—	$— (b)
6/30/2008	34.78	(0.17)	(6.43)	(6.60)	—	(2.66)
6/30/2007	27.88	(0.07)	6.97	6.90	—	—
6/30/2006	22.47	(0.13)	5.53	5.40	—	—
6/30/2005	19.62	(0.10)	2.94	2.84	—	—
6/30/2004	13.54	(0.14)	6.21	6.07	—	—
RCM International Growth Equity Fund
Class D
12/31/2008+	$14.19	$0.01	$(4.98)	$(4.97)	$(0.16)	$—
6/30/2008	15.48	0.11	(1.24)	(1.13)	(0.16)	—
6/30/2007	12.78	0.11	2.74	2.85	(0.15)	—
6/30/2006	10.01	0.07	2.84	2.91	(0.14)	—
6/30/2005	9.34	0.10	0.65	0.75	(0.09)	—
6/30/2004	7.44	— (b)	1.99	1.99	(0.09)	—
RCM Technology Fund
Class D
12/31/2008+	$41.69	$(0.10)	$(15.67)	$(15.77)	$—	$(2.76)
6/30/2008	44.86	(0.30)	(0.99)	(1.29)	—	(1.89)
6/30/2007	35.84	(0.36)	9.38	9.02	—	—
6/30/2006	33.29	(0.43)	2.97	2.54	—	—
6/30/2005	32.23	(0.41)	1.47	1.06	—	—
6/30/2004	24.26	(0.47)	8.44	7.97	—	—
RCM Wellness Fund
Class D
12/31/2008+	$22.14	$(0.06)	$(3.95)	$(4.01)	$—	$—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—	—
6/30/2007	21.22	(0.09)	2.69	2.60	—	—
6/30/2006	21.18	(0.11)	0.15	0.04	—	—
6/30/2005	20.79	(0.06)	0.45	0.39	—	—
6/30/2004	18.64	(0.19)	2.34	2.15	—	—
*	Annualized
†	Commencement of operations
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(d)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.

42	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.65)	$—	(b)	$9.99		(59.07)%		$2,681	1.48	%*	1.48	%*	(0.23)%*	75%
(0.61)	0.02		25.96		36.07		9,905	1.47		1.47		0.47	75
(1.35)	0.01		19.59		24.31		837	1.47		1.47		(0.48)	111
—	—	(b)	17.06		3.90		233	1.47	*	1.52	*	0.06 *	128

$— (b)	$—	(b)	$14.16		(44.54)%		$15,300	1.80	%*	1.80	%*	(0.68)%*	60%
(2.66)	—	(b)	25.52		(20.20)		38,282	1.77		1.77		(0.55)	100
—	—	(b)	34.78		24.75		63,232	1.76		1.76		(0.22)	80
—	0.01		27.88	(e)	24.08	(e)	31,328	1.77		1.77		(0.50)	73
—	0.01		22.47		14.53		11,943	1.85	(d)	1.85	(d)	(0.50)	96
—	0.01		19.62		44.90		8,679	1.85		1.85		(0.79)	111

$(0.16)	$—	(b)	$9.06		(34.97)%		$794	1.38	%*	1.38	%*	0.16%*	19%
(0.16)	—	(b)	14.19		(7.40)		1,442	1.36		1.36		0.69	51
(0.15)	—	(b)	15.48		22.44		1,744	1.37		1.37		0.81	52
(0.14)	—	(b)	12.78		29.26		1,639	1.38		1.38		0.60	79
(0.09)	0.01		10.01		8.08		1,189	1.53	(d)	1.53	(d)	1.00	138
(0.09)	—		9.34		26.84		1,398	1.49		1.49		0.01	90

$(2.76)	$—	(b)	$23.16	(i)	(37.42	)%(i)	$116,084	1.69	%*	1.69	%*	(0.63)%*	153%
(1.89)	0.01		41.69		(3.59)		211,829	1.65		1.65		(0.66)	269
—	—	(b)	44.86		25.20		219,831	1.66		1.66		(0.91)	209
—	0.01		35.84	(g)	7.66	(g)	246,345	1.64		1.64		(1.15)	272
—	—		33.29		3.29		227,046	1.74	(d)	1.74	(d)	(1.28)	238
—	—		32.23		32.85		216,760	1.76		1.76		(1.56)	206

$—	$—	(b)	$18.13		(18.02)%		$104,002	1.49	%*	1.53	%*	(0.57)%*	224%
—	—	(b)	22.14		(7.05)		50,134	1.52		1.52		(0.81)	171
—	—	(b)	23.82		12.20		65,554	1.55	(h)	1.55	(h)	(0.38)	254
—	—	(b)	21.22	(f)	0.24	(f)	83,410	1.57		1.57		(0.51)	280
—	—		21.18		1.88		125,756	1.60	(c)	1.60	(c)	(0.29)	210
—	—		20.79		11.53		167,820	1.61		1.61		(0.98)	257
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.07%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $35.82 and 7.59%, respectively.
(h)	Effective January 1, 2007, the advisory fee was reduced by 0.05%.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.16 and (37.43)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	43

Notes to Financial Statements

(Unaudited)

December 31, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Class D Shares of ten of the funds offered by the Trust. Financial information for Institutional, Administrative, A, B, C, P and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at December 31, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008 SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees; An Amendment of “FASB Statement No. 133 and FASB Interpretation No . 45;  and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”) FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures established by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurement.  Effective July 1, 2008 the Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between

44	Allianz Funds Semiannual Report	12.31.08

market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair valuation techniques on Level 3 investments: multi-dimensional relational pricing model and estimating the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value (amounts in thousands):

	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1 — Quoted Prices	$21,029	$12,222	$6,047
Level 2 — Other Significant Observable Inputs	38,449	14,018	170,445
Level 3 — Significant Unobservable Inputs	278	142	—
Total	59,756	26,382	176,492

Roll Forward of Fair Value Measurements
Beginning Balance, 6/30/08	3,617	—	—
Net purchases (sales) and settlements	(890)	536	—
Total realized and unrealized gain (loss)	(2,009)	(660)	—
Transfers in and/or out of Level 3	(440)	266	—
Ending Balance, 12/31/08	278	142	—

	NACM Pacific Rim Fund	NFJ International Value Fund	RCM Global Resources Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1 — Quoted Prices	$20,275	$884,679	$18,475
Level 2 — Other Significant Observable Inputs	171,572	127,558	3,356
Level 3 — Significant Unobservable Inputs	81	—	—
Total	191,928	1,012,237	21,831

Roll Forward of Fair Value Measurements
Beginning Balance, 6/30/08	—	—	—
Net purchases (sales) and settlements	196	—	—
Total realized and unrealized gain (loss)	(115)	—	—
Ending Balance, 12/31/08	81	—	—

12.31.08	Allianz Funds Semiannual Report	45

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	RCM Global Small-Cap Fund	RCM International Growth Equity Fund	RCM Technology Fund	RCM Wellness Fund
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1 — Quoted Prices	$46,455	$1,682	$603,276	$112,897
Level 2 — Other Significant Observable Inputs	32,333	40,766	116,903	33,723
Level 3 — Significant Unobservable Inputs	835	2,324	—	—
Total	79,623	44,772	720,179	146,620

Roll Forward of Fair Value Measurements
Beginning Balance, 6/30/08	—	8	—	—
Net purchases (sales) and settlements	1,138	—	—	—
Total realized and unrealized gain (loss)	(1,419)	(957)	—	—
Transfers in and/or out of Level 3	1,116	3,273	—	—
Ending Balance, 12/31/08	835	2,324	—	—
†	Commencement of operations

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income except the NFJ International Value Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid-in-capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as a regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$327,089; NACM Global Fund—$9,564; NACM International Fund—$233,212; NACM Pacific Rim Fund—$207,479; NFJ International Value Fund—$2,326,830; RCM Global Resources Fund—$6,894; RCM Global Small-Cap Fund—$10,405; RCM International Growth Equity Fund—$26,824; RCM Technology Fund—$213,143; and RCM Wellness Fund—$8,102.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently

46	Allianz Funds Semiannual Report	12.31.08

marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $145,241. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identify investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the six months ended December 31, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Short Sales.   The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

12.31.08	Allianz Funds Semiannual Report	47

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%	0.45%	N/A	0.60%	0.60%	0.55%	N/A
NACM Global Fund	0.70%	0.35%	0.35%	0.50%	0.50%	0.45%	0.50%
NACM International Fund	0.60%	0.45%	0.45%	0.60%	0.60%	0.55%	0.60%
NACM Pacific Rim Fund	0.90%	0.45%	N/A	0.60%	0.60%	0.55%	N/A
NFJ International Value Fund	0.60%	0.45%	N/A	0.60%	0.60%	0.55%	N/A
RCM Global Resources Fund	0.70%	0.35%	N/A	0.50%	0.50%	0.45%	N/A
RCM Global Small-Cap Fund	1.00%	0.35%	N/A	0.50%	0.50%	0.45%	N/A
RCM International Growth Equity Fund	0.50%	0.45%	0.45%	0.60%	0.60%	N/A	N/A
RCM Technology Fund	0.90%	0.30%	0.30%	0.45%	0.45%	0.40%	N/A
RCM Wellness Fund	0.80%	N/A	N/A	0.45%	0.45%	N/A	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% on assets in excess of $7.5 billion and by an additional 0.025% on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% on assets in excess of $10 billion.

(3)	The Fund’s advisory fee does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual advisory fees will be 0.95% will continue.

Redemption Fees.  Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal

48	Allianz Funds Semiannual Report	12.31.08

services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $599,949 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$118,117	$183,434
NACM Global Fund	23,425	29,784
NACM International Fund	252,508	329,222
NACM Pacific Rim Fund	36,377	99,228
NFJ International Value Fund	603,172	340,407
RCM Global Resources Fund	30,195	38,140
RCM Global Small-Cap Fund	76,476	112,667
RCM International Growth Equity Fund	11,596	22,102
RCM Technology Fund	1,548,164	1,327,546
RCM Wellness Fund	316,791	215,016

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Technology Fund		RCM Wellness Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	157,882	$59,069	—	$—
Sales	442,167	172,247	3,344	735
Closing Buys	(355,410)	(129,984)	(1,349)	(292)
Exercises	(1,449)	(466)	—	—
Expirations	(11,020)	(3,688)	(1,995)	(443)
Balance at 12/31/2008	232,170	$97,178	—	$—

12.31.08	Allianz Funds Semiannual Report	49

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
NACM Emerging Markets Opportunities Fund	$78,713	$1,516	$(20,473)	$(18,957)
NACM Global Fund	34,572	792	(8,982)	(8,190)
NACM International Fund	203,738	9,707	(36,940)	(27,233)
NACM Pacific Rim Fund	236,176	14,924	(59,172)	(44,248)
NFJ International Value Fund	1,515,264	8,957	(511,984)	(503,027)
RCM Global Resources Fund	30,090	529	(8,788)	8,259
RCM Global Small-Cap Fund	102,442	4,409	(27,228)	(22,819)
RCM International Growth Equity Fund	58,783	2,141	(16,152)	(14,011)
RCM Technology Fund	883,647	25,479	(90,373)	(64,894)
RCM Wellness Fund	159,737	5,327	(15,732)	(10,405)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund				NACM International Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	463	$10,270	3,164	$109,323	12	$177	153	$3,053	56	$730	469	$10,841
Other Classes	908	17,656	5,560	184,416	384	5,609	1,231	23,521	1,561	20,139	6,922	161,177
Issued in reinvestment of dividends and distributions
Class D	18	259	83	2,798	1	5	13	258	15	168	134	2,864
Other Classes	144	1,973	189	6,423	7	65	215	4,137	521	5,568	3,802	81,541
Cost of shares redeemed
Class D	(1,951)	(44,259)	(1,154)	(35,689)	(37)	(499)	(57)	(1,066)	(272)	(3,592)	(994)	(22,518)
Other Classes	(2,448)	(50,247)	(3,177)	(100,841)	(985)	(12,448)	(831)	(15,343)	(7,248)	(98,669)	(17,379)	(367,858)
Net increase (decrease) resulting from Fund share transactions	(2,866)	$(64,348)	4,665	$166,430	(618)	$(7,091)	724	$14,560	(5,367)	$(75,656)	(7,046)	$(133,953)

	NACM Pacific Rim Fund				NFJ International Value Fund				RCM Global Resources Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	363	$3,957	2,007	$34,886	4,459	$87,723	6,637	$176,300	68	$1,192	439	$10,001
Other Classes	1,403	14,490	7,042	116,505	32,089	587,927	42,263	1,120,094	466	7,631	2,074	46,311
Issued in reinvestment of dividends and distributions
Class D	63	560	742	12,097	313	4,572	204	5,368	15	158	6	123
Other Classes	168	1,504	1,878	30,323	2,117	30,563	1,629	43,031	104	1,055	42	961
Cost of shares redeemed
Class D	(1,348)	(14,418)	(3,068)	(49,514)	(4,120)	(70,242)	(1,661)	(41,742)	(197)	(3,413)	(106)	(2,388)
Other Classes	(6,647)	(70,605)	(7,944)	(123,175)	(24,349)	(407,537)	(8,749)	(222,048)	(1,025)	(16,318)	(638)	(13,936)
Net increase (decrease) resulting from Fund share transactions	(5,998)	$(64,512)	657	$21,122	10,509	$233,006	40,323	$1,081,003	(569)	$(9,695)	1,817	$41,072

50	Allianz Funds Semiannual Report	12.31.08

	RCM Global Small-Cap Fund				RCM International Growth Equity Fund				RCM Technology Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	21	$390	449	$15,079	2	$20	21	$329	402	$12,537	1,567	$74,000
Other Classes	261	4,756	1,522	48,450	393	3,909	2,285	34,393	2,333	76,020	11,071	530,817
Issued in reinvestment of dividends and distributions
Class D	— *	— *	163	4,991	1	14	1	16	571	12,486	188	9,305
Other Classes	— *	— *	543	16,309	48	427	31	476	2,574	57,070	844	42,367
Cost of shares redeemed
Class D	(440)	(8,339)	(930)	(27,371)	(17)	(180)	(33)	(508)	(1,042)	(32,196)	(1,574)	(73,131)
Other Classes	(1,962)	(35,451)	(3,207)	(91,829)	(1,448)	(15,258)	(2,519)	(37,453)	(4,876)	(157,403)	(8,363)	(380,328)
Net increase (decrease) resulting from Fund share transactions	(2,120)	$(38,644)	(1,460)	$(34,371)	(1,021)	$(11,068)	(214)	$(2,747)	(38)	$(31,486)	3,733	$203,030
*	Less than 500.

	RCM Wellness Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount

Shares sold
Class D	120	$2,477	111	$2,649
Other Classes	168	3,282	224	5,260
Issued in reinvestment of dividends and distributions
Class D	—	—	—	—
Other Classes	—	—	—	—
Issued in Reorganization
Class D	4,017	75,260	—	—
Other Classes	991	18,048	—	—
Cost of shares redeemed
Class D	(665)	(12,383)	(599)	(14,096)
Other Classes	(334)	(6,182)	(364)	(8,372)
Net increase (decrease) resulting from Fund share transactions	4,297	$80,502	(628)	$(14,559)

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating

12.31.08	Allianz Funds Semiannual Report	51

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

9.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2008 the Sub-Adviser reimbursed RCM Technology Fund $17,241 (less than $0.005 per share) for realized losses resulting from trading errors. During the year ended June 30, 2008, Sub-Adviser reimbursed NACM Emerging Markets Fund $51,354 ($0.009 per share) and NACM Pacific Rim Fund $30,775 (less than $0.005 per share) for realized losses resulting from trading errors.

10.	FUND REORGANIZATION

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Depreciation
RCM Wellness	RCM Biotechnology	October 17, 2008	$2,981	$93,308	$93,308	$55,350	$148,658	$(34,654)

52	Allianz Funds Semiannual Report	12.31.08

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2008

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub- Advisers”).

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed upon for certain Funds (see below). The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

12.31.08	Allianz Funds Semiannual Report	53

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements: that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by NACM (NACM Funds). The Trustees reviewed information showing performance of the NACM Emerging Markets Opportunities, Global, International and Pacific Rim Funds. The comparative information showed only one and three years of performance information for the NACM Emerging Markets Opportunities Fund because of its short existence, and it was below median (in the third quartile) for the one-year period but was above median for the three-year period. For the NACM Global Fund, performance was above median for its performance universe for all periods. For the NACM International Fund, performance was below median (in the fourth quartile) for the one-year period, but was above median for three- and five-year periods. For the NACM Pacific Rim Fund, performance was below median (in the third quartile) for the one-year period and above the median for the three- and five-year periods.

NFJ International Value Fund. The Trustees reviewed information showing performance of the NFJ International Value Fund. For the NFJ International Value Fund, performance was above median for its performance universe for all periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the RCM Global Resources, Global Small-Cap, International Growth Equity, Technology and Wellness (formerly RCM Healthcare Fund) Funds. The comparative information showed for the RCM Global Small-Cap Fund, performance was below median (in the fourth quartile for the one-year period and in the third quartile for the three- and five-year periods). Only one and three years of performance information was presented for the RCM Global Resources Fund because of its short existence, but it was above median for its performance universe for both periods. For the RCM International Growth Equity Fund, performance was below median (in the third quartile) for the one-year period, but was above median for the three- and five-year periods. For the RCM Technology Fund, performance was above median for all periods. For the RCM Wellness Fund, performance was below median (in the third quartile for the one- and three-year periods, and in the fourth quartile for the five-year period).

Based on this and other information, and taking into account the proposed fee waiver or reductions proposed for certain Funds as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the

54	Allianz Funds Semiannual Report	12.31.08

anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Funds’ prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees took into account Management’s rationale for why higher administrative fees were justified with respect to international funds or funds with a significant international component, in light of the additional expenses and complexity of administering international investments. The Trustees also considered the Adviser’s agreement that the Funds will share in future cost savings expected to result from new transfer agency arrangements established for the Funds in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

NACM Funds. For all NACM Funds advisory fees were below median. For the NACM Emerging Markets Opportunities and Global Funds, total expense ratios were above median (in the third quartile) for the retail expense groups but below median for the institutional expense groups. For the NACM International Fund, total expense ratios were below median for all expense groups. For the NACM Pacific Rim Fund, the total expense ratios were above median (in the fourth quartile) for all expense groups.

NFJ International Value Fund. For the NFJ International Value Fund, advisory fees were below median and the total expense ratios were above median (in the third quartile) for the retail expense group and below median for the institutional expense group.

RCM Funds. For the RCM Global Resources, International Growth Equity and Wellness Funds, advisory fees were below median for the expense groups. For the RCM Global Small-Cap and Technology Funds, advisory fees were above median (in the fourth quartile) for the expense groups. For the RCM Global Resources Fund, total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group. For the RCM International Growth Equity and Wellness Funds, total expense ratios were below median for all expense groups. For the RCM Global Small-Cap and Technology Funds, total expense ratios were above median (in the fourth quartile) for all expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that the advisory fees for the RCM Global Small Cap Fund be reduced by five basis points, for the one-year period ending December 31, 2009. The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2008. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received

12.31.08	Allianz Funds Semiannual Report	55

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider additional breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

56	Allianz Funds Semiannual Report	12.31.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC,

NFJ Investment Group L.P.,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania Avenue,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1100 Walnut, Suite 1300,

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors [BFDS], you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 9/30/08. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

AZ016SA_24434

Allianz Funds Semiannual Report

DECEMBER 31, 2008

NACM Stock Funds

Share Classes

Institutional
Administrative

Class P

GROWTH STOCK FUND

Allianz NACM Growth Fund

Allianz NACM Income & Growth Fund

Allianz NACM Mid-Cap Growth Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

INTERNATIONAL STOCK FUND

Allianz NACM International Fund

REGIONAL STOCK FUNDS

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		13
Schedule of Investments		15
Statements of Assets and Liabilities		25
Statements of Operations		26
Statements of Changes in Net Assets		28
Financial Highlights		30
Notes to Financial Statements		34
Board Approval of Investment Advisory and Portfolio Management Agreements		43

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	15
Allianz NACM Global Fund	7	16
Allianz NACM Growth Fund	8	17
Allianz NACM Income & Growth Fund	9	18
Allianz NACM International Fund	10	21
Allianz NACM Mid-Cap Growth Fund	11	23
Allianz NACM Pacific Rim Fund	12	24

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended December 31, 2008.

Tight credit conditions, global economic slowing and the high-profile failures of leading financial institutions caused stock prices to fall drastically during the period. No sector or market segment was spared in a stock market decline that ranks among the worst on record. During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy and financials sectors were especially hard hit.

The Standard & Poor’s 500 Index of U.S. stocks returned -28.48% for the period. Value stocks fared better than growth stocks. Large and mid-cap growth stocks underperformed small-caps. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned -32.31%. Its counterpart, the Russell 1000 Value Index, posted a –26.93% return. To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-498-5413. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

Semiannual Report	December 31, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the NACM International Fund is the Institutional class and the Administrative shares were first offered on 1/06. Class P shares were launched on July 7, 2008. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Funds’ portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 7/1/08 to 12/31/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $ 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Semiannual Report	December 31, 2008	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The global credit crisis weighed heavily on investors during the second half of 2008, with every country and sector in the benchmark MSCI Emerging Markets Index posting double-digit declines. Losses to the Fund exceeded those to the benchmark, largely as a result of stock selection, particularly among materials and industrials companies.

•

In industrials, holdings in construction and engineering firms Aveng and Orascom Construction and cargo shipper Korea Line were down on mounting economic concerns. The Baltic Dry Index, a key measure of global shipping costs, slid 93% from a June 5 record high through year-end.

•

In materials, steel companies Evraz Group, ArcelorMittal, Usinas Sider Minas and Metalurgica Gerdau were among the largest detractors from Fund performance. During the period the world price of hot rolled steel fell from a record $1,099/ton in July to $865/ton at the end of October.

•

On a positive note, relative performance in the energy sector was strong. Consistent with the Fund’s bottom-up investment process, the portfolio held underweighted positions in a number of benchmark stocks that fell significantly, including Russia’s Gazprom and Tatneft. Shares in those firms fell more than 75% in the six months ended December 31, 2008.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Institutional Class	–52.59%	–57.83%	—	—	10.17%
Allianz NACM Emerging Markets Opportunities Fund Class P	–52.61%	–57.87%	—	—	10.07%
MSCI Emerging Markets Index	–47.11%	–53.33%	7.66%	9.02%	8.72%
Lipper Emerging Markets Fund Average	–48.52%	–55.47%	6.04%	9.16%	6.96%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.38% for Institutional shares and 1.71% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Brazil	16.2%
China	14.3%
South Korea	12.4%
South Africa	10.0%
Taiwan	8.5%
Hong Kong	7.7%
Mexico	5.3%
Russia	3.7%
Other	18.0%
Cash & Equivalents — net	3.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$474.10	$499.00	$1,017.69	$1,016.49
Expenses Paid During Period	$5.54	$5.82	$7.58	$7.82

Expenses are equal to the ratio (1.49% for Institutional Class, 1.60% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

The Fund’s performance relative to the benchmark MSCI All Country World Index was negatively impacted by stock selection in the industrials, financials and energy sectors during the reporting period. On a country level, stock selections in the U.S. and the U.K. were the worst relative performers.

•

U.K.-based Wellstream Holdings was the largest individual detractor within the Fund. An oil service company, Wellstream designs and manufactures flexible pipeline products and systems for use by the offshore oil and gas industry. The company’s shares fell hard during the second half, as the price of crude oil tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

Guess Inc., a designer, marketer and distributor of casual apparel and accessories for men, women and children, also closed lower. The firm had a difficult fourth quarter, as persistent concerns about the global economic environment and holiday spending drove the stock down by more than half.

•

On a positive note, the Fund benefited by not owning any Russian shares during the reporting period. Stocks in Russia lost nearly three-quarters of their value during the period, depressed by falling energy prices and a war with neighboring Georgia.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Institutional Class	–40.91%	–45.77%	0.37%	—	6.22%
Allianz NACM Global Fund Administrative Class	–40.98%	–45.91%	0.13%	—	5.95%
Allianz NACM Global Fund Class P	–40.97%	–45.85%	0.27%	—	6.10%
MSCI All Country World Index	–35.26%	–42.19%	–0.06%	–0.20%	3.97%
Lipper Global Multi-Cap Growth Fund Average	–38.67%	–45.18%	–0.90%	0.11%	3.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.06% for Institutional shares, 1.31% for Administrative shares and 1.16% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	45.2%
Japan	11.7%
United Kingdom	8.3%
Switzerland	7.7%
France	7.2%
Germany	4.8%
China	2.9%
Spain	2.7%
Other	9.8%
Cash & Equivalents — net	-0.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$590.90	$590.20	$609.10	$1,019.76	$1,018.50	$1,019.26
Expenses Paid During Period	$4.33	$5.33	$4.79	$5.50	$6.77	$6.01

For each class of the Fund, expenses are equal to the expense ratio for the class (1.08% for Institutional Class, 1.33% for Administrative Class, 1.18% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	7

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its assets in equity securities in the Russell 1000 Growth Index. The Fund normally invests primarily in large capitalization equity securities, which it defines as equity securities of companies with market capitalizations of at least $5 billion at the time of purchase.

•	Both the Fund and the benchmark posted sharply lower returns during the second half of 2008. The Fund’s relative performance was tied to stock selection among industrials and materials companies.

•

The biggest detractor from Fund returns was Freeport-McMoRan Copper & Gold, a materials firm. The company’s share value fell by more than three-quarters during the final six months of 2008 due to disappointing earnings and weakness in the metals market.

•

While investors benefited from stock selection in the energy sector, a dramatic decline in crude oil prices negatively impacted some of the portfolio’s energy holdings. Shares of oil services companies Ensco International and National-Oilwell fell more than 60% during the second half. The price of crude oil tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

Stock selection was strongest in the information technology sector, where overweighted positions in mega-cap technology companies such as Intel, Hewlett-Packard, and Microsoft Corp. helped the portfolio. In addition, an underweight position in Apple, which was downgraded by analysts on a weakening business outlook, boosted the Fund’s relative returns.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Institutional Class	–33.16%	–41.24%	–1.44%	—	1.87%
Allianz NACM Growth Fund Administrative Class	–33.26%	–41.41%	–1.69%	—	1.61%
Allianz NACM Growth Fund Class P	–33.16%	–41.27%	–1.53%	—	1.77%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	0.76%
Lipper Multi-Cap Growth Fund Average	–34.90%	–41.90%	–2.65%	–1.30%	2.04%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.77% for Institutional shares, 1.01% for Administrative shares and 0.88% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	26.0%
Technology	25.2%
Consumer Staples	15.6%
Energy	8.9%
Consumer Discretionary	7.9%
Transportation	3.2%
Capital Goods	3.0%
Aerospace	2.2%
Other	6.9%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$668.40	$667.40	$679.70	$1,020.98	$1,019.74	$1,020.48
Expenses Paid During Period	$3.24	$4.29	$3.54	$3.86	$5.11	$4.36

For each class of the Fund, expenses are equal to the expense ratio for the class (0.77% for Institutional Class, 1.02% for Administrative Class, 0.87% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•	Extreme market volatility tested the Fund during the reporting. The debt, convertible, and equity markets experienced one of the most rapid sell-offs of all time.

•

The Fund’s high yield investments outperformed throughout the half, including both the record-setting down months and the record-setting year-end rally. Maintaining the Fund’s discipline of identifying superior credits and standing firm with those decisions throughout the sell-off positioned the Fund to both protect and participate in the high-yield market.

•

Historically, convertibles have offered downside protection versus equities; however, the rapidly widening corporate bond spreads negatively affected convertibles as a group. Positions in the health care industry boosted relative performance within the convertibles component of the Fund. Health care companies benefited from stable earnings, stable cash flows and an expected flight to quality. Positions in the energy industry generally detracted from the Fund’s performance.

•	Stock selection in the consumer discretionary, information technology and consumer staples groups bolstered relative performance, while holdings of industrials, energy, and materials firms detracted.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception* (02/28/07)
Allianz NACM Income & Growth Fund Institutional Class	–29.50%	–33.65%	—	—	–15.91%
Allianz NACM Income & Growth Fund Class P	–29.54%	–33.72%	—	—	–16.00%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	–19.77%
Barclays Capital Aggregate Bond Index	4.07%	5.24%	4.65%	5.63%	5.81%
Lipper Flexible Portfolio Fund Average	–20.77%	–24.57%	1.23%	3.27%	–19.34%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.92% for Institutional shares and 1.01% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	13.1%
Telecommunications	12.3%
Technology	12.2%
Healthcare & Hospitals	10.7%
Oil & Gas	5.9%
Utilities	4.3%
Retail	4.1%
Consumer Discretionary	3.7%
Other	27.8%
Cash & Equivalents — net	5.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$705.00	$714.80	$1,020.57	$1,019.30
Expenses Paid During Period	$3.95	$4.24	$4.69	$4.99

Expenses are equal to the ratio (0.92% for Institutional Class, 1.02% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	9

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in non-U.S. securities.

•

The global credit crisis triggered broad-based stock market volatility during the second half of 2008. Every sector and country category tracked by the benchmark posted double-digit losses for the period. Fund performance relative to the benchmark was a result of stock selection, particularly in the industrials and materials sectors and in Japan.

•

On a security level, the Fund’s two largest detractors were both commodities companies: Australia-based Rio Tinto and Netherlands-based Royal Dutch Shell. The share price of Rio Tinto, the world’s third-largest mining company, closed sharply lower after a collapse in demand for industrial and precious metals. Royal Dutch Shell, the largest energy producer in Europe, fell after crude oil prices tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

A byproduct of the Fund’s bottom-up investment process, sector exposures also impacted the Fund’s performance. Underweighting in the utilities and health care sectors detracted from returns, while underweighting in the financials and consumer discretionary sectors contributed.

•

The Fund benefited from stock selection in the telecommunication services sector, as positions in France Telecom and Telefonica held up relatively well in a difficult environment. France Telecom was spurred by growth in the French mobile phone market. The stock also benefited from the firm’s decision to abandon efforts at acquiring Swedish telecom firm TeliaSonera.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Institutional Class	–39.24%	–45.96%	2.79%	—	3.45%
Allianz NACM International Fund Administrative Class	–39.24%	–46.08%	2.54%	—	3.20%
Allianz NACM International Fund Class P	–39.24%	–45.99%	2.69%	—	3.35%
MSCI EAFE Index	–36.41%	–43.38%	1.66%	0.80%	0.97%
Lipper International Multi-Cap Core Fund Average	–36.28%	–43.02%	1.60%	2.29%	1.23%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.07% for Institutional shares, 1.33% for Administrative shares and 1.19% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	26.0%
United Kingdom	22.9%
Switzerland	12.0%
France	9.0%
Spain	6.5%
Germany	6.5%
Australia	5.3%
Italy	4.4%
Other	6.6%
Cash & Equivalents — net	0.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$607.60	$607.60	$627.30	$1,019.71	$1,018.45	$1,019.26
Expenses Paid During Period	$4.42	$5.43	$4.84	$5.55	$6.82	$6.01

For each class of the Fund, expenses are equal to the expense ratio for the class (1.09% for Institutional Class, 1.34% for Administrative Class, 1.18% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index.

•

The Fund’s overweight position in the energy sector detracted from returns relative to the benchmark during the reporting period. However, underperformance within the sector was entirely attributable to sector weighting and not stock selection. Crude oil prices declined from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008, leading to an across-the-board liquidation of energy company shares.

•

Despite the Fund’s marked underweight position in the financials sector, stock selection in the category dragged on relative performance. As a group, the value of financial firms sank to a thirteen-year low in 2008 and mortgage-related losses topped $1 trillion, globally. Within the Fund, industrial REIT ProLogis and insurance company Hartford Financial both posted sizable declines.

•

Investors benefited from solid stock selection among utilities companies. Avoiding investment in Constellation Energy during the third quarter bolstered the Fund’s relative results. Constellation declined more than 70% between July and September on credit and liquidity concerns. Defensive holdings such as SCANA, Progress Energy, and Xcel Energy also boosted performance, posting small declines while other firms fell hard.

•

In industrials, several portfolio positions held up well in the face of the overall market downturn, including Dun & Bradstreet, a provider of business information services, L-3 Communications, a provider of military electronic systems, and Teleflex, a manufacturer of specialty-engineered products for the medical, aerospace, and commercial markets.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/27/04)
Allianz NACM Mid-Cap Growth Fund Institutional Class	–37.69%	–39.81%	—	—	–1.65%
Allianz NACM Mid-Cap Growth Fund Class P	–37.69%	–39.84%	—	—	–1.74%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	–3.39%
Lipper Mid-Cap Core Fund Average	–34.13%	–38.53%	–1.32%	3.79%	–3.84%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.96% for Institutional shares and 1.01% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	16.7%
Consumer Discretionary	16.5%
Energy	15.7%
Technology	12.9%
Capital Goods	7.7%
Industrial	6.4%
Commercial Services	4.1%
Semi-conductors	3.7%
Other	13.9%
Cash & Equivalents — net	2.4%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$623.10	$655.00	$1,020.13	$1,019.64
Expenses Paid During Period	$3.85	$4.17	$4.71	$5.21

Expenses are equal to the ratio (0.94% for Institutional Class, 1.04% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	11

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

•

Relative to its benchmark, the MSCI Pacific Index, the Fund was negatively impacted by stock selection in the materials, financials and industrials sectors. Stock selection in Japan, combined with a rise in the value of the yen, also weighed on the Fund’s results.

•

On a company level, the largest detractors from Fund performance were Australian firms: Incitec Pivot and Rio Tinto. Shares of Incitec Pivot, Australia’s biggest fertilizer producer, retreated in tandem with a sharp decline in global fertilizer prices during the second half of 2008. The firm was among the Fund’s best performers during the first six months of the year. Rio Tinto, the world’s third-largest mining company, closed sharply lower after a collapse in demand for industrial and precious metals.

•

Investors benefited from underweighting and stock selection in the consumer discretionary sector. The strongest contributor within that group was Japan-based Nitori Co. Nitori, a large home furniture retailer, advanced on healthy earnings, in part because appreciation in the yen translated into lower input costs for the firm.

•

Lack of exposure to the consumer electronics firm, Sony, was another point of strength. Sony’s market value fell by more than half between July and December, as the global economic slump forced the firm to shed workers and shutter factories.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Institutional Class	–31.76%	–39.47%	8.26%	11.33%	9.57%
Allianz NACM Pacific Rim Fund Class P	–31.80%	–39.53%	8.15%	11.22%	9.46%
MSCI Pacific Index	–31.18%	–36.42%	1.85%	1.85%	1.91%
Lipper Pacific Region Fund Average	–36.18%	–42.92%	3.06%	4.41%	3.87%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.37% for Institutional shares and 1.46% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	75.7%
Australia	12.5%
Hong Kong	5.5%
United Kingdom	3.5%
China	1.5%
Taiwan	1.0%
Singapore	0.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$682.40	$701.90	$1,017.95	$1,017.46
Expenses Paid During Period	$6.85	$6.11	$6.90	$7.40

Expenses are equal to the ratio (1.38% for Institutional Class, 1.48% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

12	Allianz Funds

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Semiannual Report	December 31, 2008	13

Benchmark Descriptions  (Cont.)

Barclays Capital (formerly known as Lehman Brothers)
Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

14	Allianz Funds

Schedule of Investments

NACM Emerging Markets Opportunities Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—90.9%
Brazil—13.0%
Banco Bradesco S.A. ADR	53,500	$528
Banco Itau Holding Financeira S.A. ADR	63,200	733
Centrais Eletricas Brasileiras S.A.	100,000	1,110
Companhia Vale do Rio Doce ADR	114,000	1,381
Petroleo Brasileiro S.A. ADR	56,200	1,376
Petroleo Brasileiro S.A. ADR, Class A	67,300	1,374
Tele Norte Leste Participacoes S.A. ADR	55,300	770
Unibanco—Uniao de Bancos Brasileiros S.A. ADR	12,200	788

		8,060

Chile—1.4%
Empresa Nacional de Electricidad S.A., ADR	16,400	549
Enersis S.A. ADR	25,600	326

		875

China—14.3%
Bank of China Ltd.	2,846,000	784
China Communications Construction Co., Ltd.	154,000	192
China Construction Bank Corp.	2,183,200	1,215
China Life Insurance Co., Ltd.	354,000	1,088
China National Materials Co., Ltd.) (c)	324,000	197
China Petroleum & Chemical Corp., Class H	2,054,000	1,262
Dongfeng Motor Group Co., Ltd.	616,000	201
Harbin Power Equipment Co., Ltd.	168,000	141
Industrial & Commercial Bank of China	4,061,000	2,156
PetroChina Co., Ltd.	778,000	691
Tencent Holdings Ltd.	152,200	989

		8,916

Colombia—0.6%
Ecopetrol S.A.	389,764	348

Egypt—0.2%
Orascom Construction Industries	6,108	154

Hong Kong—7.7%
Chaoda Modern Agriculture	673,120	432
China Agri-Industries Holdings Ltd. (c)	1,598,000	796
China Mobile Ltd.	196,000	1,989
China Pharmaceutical Group Ltd.	524,000	185
China Unicom Ltd.	778,076	946
CNOOC Ltd.	433,000	412

		4,760

India—2.8%
Axis Bank Ltd.	26,760	278
Bharat Heavy Electricals Ltd.	8,480	238
ICICI Bank Ltd. ADR	14,400	277
Infosys Technologies Ltd. ADR	18,800	462
State Bank of India Ltd.	18,967	504

		1,759

Indonesia—0.9%
PT Bank Central Asia Tbk	1,222,000	369
PT Perusahaan Gas Negara	912,500	160

		529

Israel—3.7%
Bank Leumi Le-Israel BM	147,183	310
Bezeq Israeli Telecommunication Corp. Ltd.	155,817	256

	Shares	Value (000s)

Teva Pharmaceutical Industries Ltd. ADR	41,200	$1,754

		2,320

Kuwait—0.5%
Global Investment House KSCC GDR (c)(d)	43,440	278

Malaysia—0.2%
Petronas Gas BHD	41,000	116

Mexico—5.3%
America Movil S.A. de C.V. ADR, Class L	19,700	610
Fomento Economico Mexicano S.A.B. de C.V., Ser. B, UNIT	365,000	1,091
Grupo Carso S.A.B. de C.V., Ser. A1	80,700	213
Grupo Financiero Inbursa S.A., Ser. O	59,150	139
Grupo Mexico S.A. de C.V., Ser. B	262,445	169
Telefonos de Mexico S.A. de C.V. ADR, Class L	52,400	1,097

		3,319

Peru—0.6%
Credicorp Ltd.	7,300	365

Poland—0.4%
Telekomunikacja Polska S.A.	35,813	233

Russia—3.7%
LUKOIL ADR	12,800	410
MMC Norilsk Nickel, ADR	36,200	232
Mobile Telesystems ADR	19,800	528
OAO Gazprom ADR	64,624	931
Vimpelcom ADR	27,300	196

		2,297

South Africa—10.0%
AngloGold Ashanti Ltd., ADR	13,300	369
Aveng Ltd.	188,915	630
Group Five Ltd.	35,362	136
Impala Platinum Holdings Ltd.	23,657	349
MTN Group Ltd.	98,737	1,164
Naspers Ltd.	52,672	953
Remgro Ltd.	64,449	533
Sanlam Ltd.	297,103	546
Sappi Ltd.	34,000	138
Sasol Ltd.	22,841	695
Shoprite Holdings Ltd.	123,175	708

		6,221

South Korea—12.4%
Hite Brewery Co., Ltd. (c)	1,805	240
Hyundai Mobis	5,624	287
Hyundai Motor Co.	11,909	381
Kolon Industries, Inc. (c)	16,810	332
KT&G Corp. (c)	5,358	339
LG Chem Ltd. (c)	5,030	289
LG Corp. (c)	28,850	1,002
LG Telecom Ltd. (c)	75,010	597
POSCO	2,660	808
Samsung Electronics Co., Ltd.	3,529	1,287
Samsung Fire & Marine Insurance Co., Ltd.	7,253	1,102
SK Holdings Co., Ltd.	6,120	470
SK Telecom Co., Ltd.	1,109	184
STX Shipbuilding Co., Ltd.	10,174	105
Yuhan Corp. (c)	1,742	306

		7,729

Taiwan—8.5%
Acer, Inc.	746,000	976
China Development Financial	44,500	10
Chunghwa Telecom Co., Ltd.	332,480	536
Eva Airways Corp. (c)	784,000	181
HTC Corp.	32,000	321
Huaku Development Co., Ltd.	292,500	314
Lite-On Technology Corp.	771,000	507
POU Chen Corp.	849,000	382
Quanta Computer, Inc.	874,990	928

	Shares	Value (000s)

Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	85,100	$672
Uni-President Enterprises Corp.	333,000	295
USI Corp.	562,000	171

		5,293

Thailand—1.9%
PTT Aromatics & Refining PCL	86,200	440
PTT Exploration & Production PCL	151,900	468
PTT PCL	51,700	263

		1,171

Turkey—1.7%
Gubre Fabrikalari T.A.S.	14,267	211
KOC Holding AS (c)	222,506	378
Turk Hava Yollari (c)	132,977	493

		1,082

United Kingdom—1.1%
British American Tobacco PLC (c)	26,170	694

Total Common Stock (cost—$74,005)		56,519

PREFERRED STOCK—3.2%
Brazil—3.2%
Brasil Telecom S.A.	128,800	753
Centrais Eletricas Brasileiras S.A., Class B	34,700	360
Metalurgica Gerdau S.A.	32,000	277
Telemar Norte Leste S.A.	4,200	100
Usinas Siderurgicas de Minas Gerais S.A.	42,675	485

Total Preferred Stock (cost—$3,390)		1,975

WARRANTS (c)—2.0%
	Units
India—0.6%
Bank of India, Expires 5/2/11 (a)	66,215	390

Netherland Antilles—1.4%
Hindustan Unilever Ltd., Expires 12/30/10	97,001	498
ITC Ltd., Expires 1/6/11 (a)	105,974	374

		872

Total Warrants (cost—$1,318)		1,262

Total Investments (cost—$78,713) (b)—96.1%		59,756

Other assets less liabilities—3.9%		2,419

Net Assets—100.0%		$62,175

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $37,472 representing 60.27% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

(d) Fair valued security.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	15

Schedule of Investments

NACM Global Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Australia—1.5%
BHP Billiton Ltd.	17,964	$382

Bermuda—1.1%
Esprit Holdings Ltd.	52,400	299
Peace Mark Holdings Ltd. (c)	382,000	— (d)

		299

China—2.9%
China Mobile Ltd.	48,500	492
China Railway Group Ltd. (b)	382,000	267

		759

Finland—1.7%
Sampo Oyj, Ser. A	23,281	441

France—7.2%
Alstom S.A.	8,495	506
BNP Paribas	6,425	277
Ingenico	18,881	294
Neopost S.A.	5,481	497
Vallourec S.A.	2,771	315

		1,889

Germany—4.8%
BAYER AG	7,756	452
Fresenius Medical Care AG & Co. KGaA	8,556	393
RWE AG	4,588	408

		1,253

Italy—2.2%
Finmeccanica SpA	37,928	587

Japan—11.7%
Asics Corp.	67,000	543
Marubeni Corp.	103,000	394
Mitsubishi Estate Co., Ltd.	18,000	297
Mitsubishi UFJ Financial Group, Inc.	94,000	591
Nintendo Co., Ltd.	1,600	612
Nissin Food Products Co., Ltd.	7,400	258
Nitori Co., Ltd.	5,050	393

		3,088

Kuwait—0.5%
Global Investment House KSCC GDR (b)(c)	22,200	142

Netherlands—1.8%
Royal KPN NV	32,555	473

Spain—2.7%
Tecnicas Reunidas S.A.	10,726	283
Telefonica S.A.	19,008	429

		712

Switzerland—7.7%
ACE Ltd.	8,400	445
Aryzta AG (b)(c)	10,984	351
Nestle S.A.	12,963	513
Roche Holdings AG	2,261	350
Transocean Ltd. (b)	7,900	373

		2,032

United Kingdom—8.3%
ARM Holdings PLC	170,722	216
BG Group PLC	29,382	407
Centrica PLC	131,747	507
Croda International	56,965	433
IG Group Holdings PLC	114,221	429
Wellstream Holdings PLC	35,018	180

		2,172

	Shares	Value (000s)
United States—45.2%
Anadarko Petroleum Corp.	11,900	$459
Ansys, Inc. (b)	14,600	407
Apple, Inc. (b)	6,300	538
Bank of New York Mellon Corp.	13,600	385
Best Buy Co., Inc.	16,600	467
Corning, Inc.	45,600	435
Crown Holdings, Inc. (b)	17,000	326
Devon Energy Corp.	3,500	230
Ecolab, Inc.	15,100	531
Exxon Mobil Corp.	6,900	551
Genentech, Inc. (b)	3,500	290
Genzyme Corp. (b)	7,700	511
Guess?, Inc.	23,300	358
Hess Corp.	6,200	333
Hill-Rom Holdings, Inc.	8,000	132
HJ Heinz Co.	10,100	380
JPMorgan Chase & Co.	17,500	552
Kellogg Co.	11,200	491
Lockheed Martin Corp.	5,500	462
Oracle Corp. (b)	27,300	484
Praxair, Inc.	9,300	552
Procter & Gamble Co.	8,300	513
Schering-Plough Corp.	27,200	463
Synthes, Inc.	2,203	279
Target Corp.	13,700	473
Thermo Fisher Scientific, Inc. (b)	8,800	300
Wells Fargo & Co.	19,300	569
XTO Energy, Inc.	11,725	413

		11,884

Total Common Stock (cost—$33,889)		26,113

WARRANTS—1.0%
Taiwan—1.0%
Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (b) (cost—$683)	137,824	269

Total Investments (cost—$34,572) (a)—100.3%		26,382

Liabilities in excess of other assets—(0.3)%		(66)

Net Assets—100.0%		$26,316

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $13,198, representing 50.15% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair valued security.

(d) Amount less than $500.

Glossary:
GDR—Global Depositary Receipt

16	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace—2.2%
Northrop Grumman Corp.	13,500	$608

Building/Construction—1.0%
Pulte Homes, Inc.	25,700	281

Capital Goods—3.0%
Bucyrus International, Inc., Class A	11,300	209
Fluor Corp.	12,100	543
Shaw Group, Inc. (a)	3,900	80

		832

Chemicals—1.2%
CF Industries Holdings, Inc.	6,600	325

Consumer Discretionary—7.9%
Cintas Corp.	17,300	402
Coach, Inc. (a)	8,500	176
Dollar Tree Stores, Inc. (a)	3,400	142
Family Dollar Stores, Inc.	10,400	271
McDonald’s Corp.	5,800	361
Panera Bread Co., Class A (a)	8,100	423
Polo Ralph Lauren Corp., Class A	3,300	150
V.F. Corp.	5,000	274

		2,199

Consumer Staples—15.6%
Altria Group, Inc.	50,200	756
Apollo Group, Inc., Class A (a)	5,500	422
DeVry, Inc.	2,500	143
General Mills, Inc.	9,700	589
PepsiCo, Inc.	9,700	531
Philip Morris International, Inc.	15,500	674
Wal-Mart Stores, Inc.	21,600	1,211

		4,326

Energy—8.9%
Cameron International Corp. (a)	18,400	377
Diamond Offshore Drilling, Inc.	2,100	124
Foundation Coal Holdings, Inc.	4,400	62
Halliburton Co.	9,700	176
National-Oilwell Varco, Inc. (a)	22,300	545
Occidental Petroleum Corp.	6,600	396
Schlumberger Ltd.	7,800	330
Southwestern Energy Co. (a)	13,100	379
Walter Industries, Inc.	4,900	86

		2,475

Financial Services—2.2%
ACE Ltd.	7,800	413
Bank of America Corp.	13,400	188

		601

Healthcare—26.0%
Abbott Laboratories	6,300	336
Aetna, Inc.	5,300	151
Amgen, Inc. (a)	11,800	682
Boston Scientific Corp. (a)	33,700	261
Bristol-Myers Squibb Co.	25,900	602
Celgene Corp. (a)	6,800	376
Cephalon, Inc. (a)	5,800	447
Community Health Systems, Inc. (a)	13,000	190
Eli Lilly & Co.	11,300	455
Express Scripts, Inc. (a)	2,100	115
Forest Laboratories, Inc. (a)	23,000	586
Genentech, Inc. (a)	6,300	522
Johnson & Johnson	4,600	275
Medco Health Solutions, Inc. (a)	10,300	432
Medtronic, Inc.	13,600	427
Omnicare, Inc.	21,800	605
St. Jude Medical, Inc. (a)	13,500	445
Wyeth	7,600	285

		7,192

	Shares	Value (000s)
Information Technology—1.2%
Pitney Bowes, Inc.	12,700	$324

Oil & Gas—1.3%
ENSCO International, Inc.	12,700	361

Technology—25.2%
Apple, Inc. (a)	2,500	213
Cisco Systems, Inc. (a)	76,900	1,253
F5 Networks, Inc. (a)	5,900	135
Fiserv, Inc. (a)	4,200	153
Google, Inc., Class A (a)	800	246
Hewlett-Packard Co.	32,100	1,165
Integrated Device Technology, Inc. (a)	33,300	187
Intel Corp.	32,500	476
International Business Machines Corp.	8,900	749
Interpublic Group of Cos., Inc. (a)	26,400	105
Marvell Technology Group Ltd. (a)	41,300	275
Microsoft Corp.	50,300	978
NCR Corp. (a)	18,000	255
Sohu.com, Inc. (a)	9,000	426
Symantec Corp. (a)	25,500	345

		6,961

Transportation—3.2%
CSX Corp.	14,200	461
Norfolk Southern Corp.	5,900	278
Union Pacific Corp.	3,000	143

		882

Total Common Stock (cost—$36,035)		27,367

	Principal Amount (000s)
Repurchase Agreement—2.9%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $818; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $839 including accrued interest (cost—$818)	$818	818

Total Investments (cost—$36,853)—101.8%		28,185

Liabilities in excess of other assets—(1.8)%		(510)

Net Assets—100.0%		$27,675

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	17

Schedule of Investments

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—39.9%
Aerospace—1.6%
L-3 Communications Holdings, Inc. (c)	4,000	$295

Automotive—1.4%
Johnson Controls, Inc. (c)	14,500	263

Capital Goods—0.6%
Joy Global, Inc.	2,900	67
Textron, Inc.	3,400	47

		114

Consumer Discretionary—2.7%
McDonald’s Corp. (c)	3,300	205
McKesson Corp. (c)	7,700	298

		503

Consumer Products—1.1%
Procter & Gamble Co.	3,200	198

Consumer Staples—1.7%
Coca-Cola Co.	3,500	158
PepsiCo, Inc.	3,100	170

		328

Energy—1.8%
National-Oilwell Varco, Inc. (d)	5,200	127
Occidental Petroleum Corp.	2,700	162
Peabody Energy Corp.	2,500	57

		346

Food & Beverage—0.9%
Molson Coors Brewing Co., Class B	3,500	171

Healthcare & Hospitals—5.2%
Abbott Laboratories	3,800	203
Baxter International, Inc.	3,000	161
Bristol-Myers Squibb Co.	6,700	153
Edwards Lifesciences Corp. (d)	3,110	171
Gilead Sciences, Inc. (d)	3,900	199
Intuitive Surgical, Inc. (d)	650	82

		969

Industrial—2.3%
AGCO Corp. (c)(d)	11,500	271
Fluor Corp.	3,500	162

		433

Insurance—1.5%
Prudential Financial, Inc. (c)	9,000	272

Machinery—1.4%
Deere & Co. (c)	7,100	272

Metals & Mining—1.1%
Freeport-McMoRan Copper & Gold, Inc.	8,250	202

Oil & Gas—1.2%
Diamond Offshore Drilling, Inc.	1,700	100
Schlumberger Ltd.	2,800	119

		219

Pharmaceuticals—1.0%
Medco Health Solutions, Inc. (d)	4,500	189

Retail—0.7%
Target Corp.	4,000	138

Technology—8.8%
Amphenol Corp., Class A (c)	12,700	305
EMC Corp. (d)	12,800	134
Google, Inc., Class A (d)	495	152
Intel Corp. (c)	19,500	286
International Business Machines Corp. (c)	3,500	295

	Shares	Value (000s)

Microsoft Corp.	7,100	$138
Oracle Corp. (d)	9,500	168
Research In Motion Ltd. (d)	1,500	61
Texas Instruments, Inc.	6,700	104

		1,643

Telecommunications—4.9%
Cisco Systems, Inc. (d)	7,900	129
Harris Corp. (c)	8,100	308
QUALCOMM, Inc. (c)	8,000	287
Verizon Communications, Inc.	5,500	186

		910

Total Common Stock (cost—$10,983)		7,465

CONVERTIBLE PREFERRED STOCK—15.4%
Consumer Discretionary—1.0%
Stanley Works,
3.774, 5/17/12	210	127
United Rentals Trust I,
6.50%, 8/1/28	3,550	56

		183

Consumer Staples—0.5%
Bunge Ltd.,
4.875%, 12/31/49	1,400	90

Financial Services—8.2%
Bank of America Corp.,
7.25%, 12/31/49	215	140
10.00%, 5/11/09
(Johnson & Johnson) (e)	2,920	170
Citigroup, Inc.,
6.50%, 12/31/49	4,500	127
Credit Suisse,
11.00%, 3/16/09
(Microsoft Corp.) (e)	6,905	143
11.00%, 4/25/09
(Coca-Cola Co.) (e)	3,090	147
Eksportfinans A/S,
10.00%, 3/12/09
(Hewlett Packard Co.) (e)	4,030	147
10.00%, 6/13/09
(Apple, Inc.) (e)	1,210	168
Lehman Brothers Holdings, Inc.,
6.00%, 10/12/10
(General Mills, Inc.) (b)(e)(f)	7,700	25
28.00%, 3/6/09
(Transocean, Inc.) (b)(e)(f)	1,350	18
Platinum Underwriters Holdings Ltd.,
Class A,
6.00%, 2/15/09	6,200	187
Vale Capital Ltd.,
5.50%, 6/15/10
(Companhia Vale do Rio Doce) (e)	2,650	70
Wachovia Corp.,
13.15%, 3/30/09
(General Electric) (e)	5,270	82
14.10%, 4/1/09
(JPMorgan Chase Co.) (e)	3,550	106

		1,530

Healthcare& Hospitals—0.9%
Schering-Plough Corp.,
6.00%, 8/13/10	1,000	175

Hotels/Gaming—0.3%
Felcor Lodging Trust, Inc., Class A,
1.95%, 12/31/49 (d)	10,100	68

	Credit Rating (Moody’s/ S&P)	Shares	Value (000s)

Insurance—1.3%
Metlife, Inc.,
6.375%, 2/15/09		17,075	$176
XL Capital Ltd.,
10.75%, 8/15/11		6,500	65

			241

Oil & Gas—0.4%
Chesapeake Energy Corp.,
5.00%, 12/31/49		1,200	65

Telecommunications—0.6%
Crown Castle International Corp.,
6.25%, 8/15/12		3,150	116

Utilities—2.2%
AES Trust III,
6.75%, 10/15/29		3,925	148
Entergy Corp.,
7.625%, 2/17/09		2,850	143
NRG Energy, Inc.,
5.75%, 3/16/09		535	115

			406

Total Convertible Preferred Stock (cost—$4,873)			2,874

CORPORATE BONDS & NOTES—27.3%
		Principal Amount (000s)
Apparel & Textiles—0.8%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	149

Automotive—0.5%
Accuride Corp.,
8.50%, 2/1/15	Caa1/CCC	200	66
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	29

			95

Consumer Products—0.7%
Jarden Corp.,
7.50%, 5/1/17	B3/B	200	138

Diversified Manufacturing—0.4%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	77

Financial Services—2.0%
AMR HoldCo., Inc.,
10.00%, 2/15/15	B1/B	150	140
Ford Motor Credit Co. LLC,
9.875%, 8/10/11	Caa1/CCC+	200	148
KAR Holdings, Inc.,
8.75%, 5/1/14	B3/CCC+	200	89

			377

Healthcare & Hospitals—3.8%
Alliance Imaging, Inc.,
7.25%, 12/15/12	B3/B	200	171
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	200	185

18	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

HCA, Inc.,
9.25%, 11/15/16	B2/BB-	$200	$184
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	148
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	22

			710

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba1/BB	200	175

Materials & Processing—0.8%
Steel Dynamics, Inc.,
7.375%, 11/1/12	Ba2/BB+	200	147

Multi-Media—1.1%
Charter Communications Holdings I LLC,
11.00%, 10/1/15	Caa3/CCC	200	36
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	168

			204

Oil & Gas—3.5%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/BB-	200	127
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B	200	139
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/BB-	250	134
PetroHawk Energy Corp. (a),
7.875%, 6/1/15	B3/B	200	149
SandRidge Energy, Inc. (a),
8.00%, 6/1/18	B3/B-	200	112

			661

Printing/Publishing—0.7%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	250	132

Retail—3.4%
GameStop Corp.,
8.00%, 10/1/12	Ba1/BB+	200	187
Michaels Stores, Inc.,
10.00%, 11/1/14	Caa1/CCC	200	92
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B-	200	87
Rite Aid Corp.,
7.50%, 3/1/17	Caa1/B-	200	131
Star Gas Partners L.P.,
10.25%, 2/15/13	Caa3/CCC	200	139

			636

Technology—1.9%
First Data Corp.,
9.875%, 9/24/15	B3/B	200	122
Itron, Inc.,
7.75%, 5/15/12	B3/B-	200	173
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	57

			352

Telecommunications—6.0%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	155

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Cricket Communications, Inc.,
9.375%, 11/1/14	B3/B-	$200	$181
Hawaiian Telcom Communications, Inc. (b),
12.50%, 5/1/15	C/NR	150	2
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	152
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	151
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/BB	200	181
Sprint Capital Corp.,
8.375%, 3/15/12	Ba2/BB	250	200
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	94

			1,116

Utilities—0.8%
Energy Future Holdings Corp. (a),
10.875%, 11/1/17	B3/B-	200	143

Total Corporate Bonds & Notes (cost—$7,604)			5,112

CONVERTIBLE BONDS—10.1%
Automotive—0.3%
Ford Motor Co.,
4.25%, 12/15/36	Ca/CCC-	190	50

Financial Services—2.9%
Developers Diversified Realty Corp.,
3.00%, 3/15/12	NR/BBB-	265	112
Prudential Financial, Inc., FRN,
0.366%, 12/15/37	A3/A+	130	124
U.S. Bancorp, FRN,
1.454%, 9/20/36	Aa2/AA	185	165
Vornado Realty Trust,
3.625%, 11/15/26	Baa2/BBB	180	144

			545

Healthcare & Hospitals—0.8%
Watson Pharmaceuticals, Inc.,
1.75%, 3/15/23	Ba2/BB+	150	140

Multi-Media—0.7%
Regal Entertainment Group (a),
6.25%, 3/15/11	NR/NR	200	139

Oil & Gas—0.8%
Transocean, Inc.,
1.50%, 12/15/37	Baa2/BBB+	190	147

Printing/Publishing—1.0%
Bowne & Co., Inc.,
6.00%, 10/1/33	B2/CCC+	200	193

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Technology—1.5%
Equinix, Inc.,
2.50%, 4/15/12	NR/B-	$175	$131
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	157

			288

Telecommunications—0.8%
NII Holdings, Inc.,
3.125%, 6/15/12	NR/NR	210	128
Nortel Networks Corp., (b)
2.125%, 4/15/14	Caa2/B-	165	24

			152

Utilities—1.3%
JA Solar Holdings Co., Ltd.,
4.50%, 5/15/13	NR/NR	205	83
PG&E Corp.,
9.50%, 6/30/10	NR/NR	60	156

			239

Total Convertible Bonds (cost—$2,621)			1,893

U.S. TREASURY BONDS & NOTES—1.4%
U.S. Treasury Bonds & Notes,
12.50%, 8/15/14
(cost—$273)		250	268

Repurchase Agreement—13.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $2,527; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $2,582 including accrued interest (cost—$2,527)		2,527	2,527

Total Investments before options written (cost—$28,881)—107.6%			20,139

OPTIONS WRITTEN (d)—(0.5)%
		Contracts
Call Options—(0.5)%
AGCO Corp. (CBOE), strike price $25, expires 2/21/09		45	(10)
Amphenol Corp. (CBOE), strike price $25, expires 2/21/09		45	(8)
Bristol-Myers Squibb Co. (CBOE), strike price $25, expires 2/21/09		50	(3)
Deere & Co. (CBOE), strike price $40, expires 2/21/09		30	(9)
Fluor Corp. (CBOE), strike price $50, expires 2/21/09		25	(7)
Freeport-McMoran Copper & Gold, Inc. (CBOE), strike price $25, expires 2/21/09		45	(12)
Harris Corp. (CBOE), strike price $40, expires 2/21/09		30	(6)

12.31.08	Allianz Funds Semiannual Report	19

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)
Intel Corp. (CBOE), strike price $16, expires 2/21/09	75	$(4)
International Business Machines Corp. (CBOE), strike price $90, expires 2/21/09	15	(3)
Johnson Controls, Inc. (CBOE), strike price $20, expires 2/21/09	60	(6)
L-3 Communications Holdings, Inc. (CBOE), strike price $75, expires 2/21/09	15	(5)
McDonald’s Corp. (CBOE), strike price $65, expires 1/17/09	25	(1)
McKesson Corp. (CBOE), strike price $40, expires 2/21/09	30	(6)
Prudential Financial, Inc. (CBOE), strike price $35, expires 2/21/09	35	(9)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 2/21/09	30	(6)

Total Options Written (premiums received—$98)		(95)

Total Investments net of options written (cost—$28,783)—107.1%		20,044

Other liabilities in excess of other assets—(7.1)%		(1,336)

Net Assets—100.0%		$18,708

Notes to Schedule of Investments:
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) All or partial amount segregated as collateral for options written.

(d) Non-income producing.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(f) Fair valued security.

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
NR—Not Rated

20	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM International Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.2%
Australia—5.3%
BHP Billiton Ltd.	126,497	$2,687
CSL Ltd.	79,450	1,874
Foster’s Group Ltd.	278,651	1,072
National Australia Bank Ltd.	66,328	975
Newcrest Mining Ltd.	43,450	1,034
QBE Insurance Group Ltd.	29,277	529
Westpac Capital Corp.	91,381	1,096

		9,267

Bermuda—0.2%
Seadrill Ltd.	50,100	408

China—0.4%
Industrial & Commercial Bank of China	1,163,000	617

Finland—0.7%
Sampo Oyj, Ser. A	63,794	1,207

France—9.0%
Alstom S.A.	24,302	1,448
France Telecom S.A.	118,422	3,301
Gaz De France	21,323	1,059
Sanofi-Aventis	25,369	1,623
SCOR SE	33,562	761
Societe Generale	10,508	533
Total S.A.	69,506	3,821
Unibail-Rodamco, REIT	5,213	779
Vallourec S.A.	12,394	1,409
Vinci S.A.	10,976	463
Vivendi Universal S.A.	13,158	429

		15,626

Germany—6.5%
BASF	51,278	1,992
Bayerische Motoren Werke AG	16,774	515
DaimlerChrysler AG	13,513	515
Deutsche Bank AG (d)	26,265	1,039
Deutsche Telekom AG	70,820	1,071
E.ON AG	50,840	1,996
Muenchener Rueckversicherungs- Gesellschaft AG	5,413	841
RWE AG	13,869	1,232
SAP AG	12,657	459
Siemens AG	21,177	1,594

		11,254

Hong Kong—0.8%
CLP Holdings Ltd.	131,000	890
Swire Pacific Ltd.	70,000	485

		1,375

Italy—4.4%
Assicurazioni Generali SpA	35,744	987
Enel SpA	373,670	2,407
Eni SpA	139,624	3,360
Finmeccanica SpA	55,930	866

		7,620

Japan—26.0%
Bank of Kyoto Ltd.	56,000	628
Canon, Inc.	26,400	836
Chubu Electric Power Co., Inc.	20,300	618
Chugoku Bank Ltd.	29,000	448
Don Quijote Co., Ltd.	21,000	419
East Japan Railway Co. (e)	190	1,463
FamilyMart Co., Ltd.	44,600	1,937
Fast Retailing Co., Ltd.	18,300	2,685
Fujitsu Ltd.	263,000	1,279
Hitachi Ltd.	75,000	291
Honda Motor Co., Ltd.	35,300	752
Kao Corp.	16,000	486

	Shares	Value (000s)

Kinden Corp.	46,000	$416
Leopalace21 Corp.	44,200	448
Mitsubishi Corp.	28,300	401
Mitsubishi Heavy Industries Ltd.	304,000	1,359
Mitsubishi UFJ Financial Group, Inc.	201,600	1,267
Mitsui OSK Lines Ltd.	101,000	624
Mitsui Sumitomo Insurance Group Holdings, Inc.	39,000	1,240
Mizuho Financial Group, Inc. (e)	217	618
Nintendo Co., Ltd.	3,900	1,490
Nippon Meat Packers, Inc.	38,000	578
Nippon Paper Group, Inc. (e)	151	620
Nippon Steel Corp.	143,000	470
Nippon Telegraph & Telephone Corp. (e)	341	1,851
Nissin Food Products Co., Ltd.	20,900	728
NTT Data Corp.	123	496
NTT DoCoMo, Inc.	472	929
OJI Paper Co., Ltd.	118,000	694
Osaka Gas Co., Ltd.	285,000	1,318
Panasonic Corp.	96,000	1,180
Rakuten, Inc. (b)	2,362	1,504
Ricoh Co., Ltd.	104,000	1,333
Rinnai Corp.	13,200	518
Sapporo Holdings Ltd.	160,000	1,013
Seven & I Holdings Co., Ltd.	54,000	1,856
Sompo Japan Insurance, Inc.	135,000	1,000
Sumitomo Trust & Banking Co., Ltd.	91,000	538
Suruga Bank Ltd.	40,000	397
Takeda Pharmaceutical Co., Ltd.	27,600	1,439
Tokio Marine Holdings, Inc.	18,300	542
Tokyo Electric Power Co., Inc.	69,600	2,323
Tokyo Gas Co., Ltd.	276,000	1,399
Toyo Suisan Kaisha Ltd.	42,000	1,210
Toyota Motor Corp.	26,100	863
Yamazaki Baking Co., Ltd.	41,000	631

		45,135

Luxembourg—0.5%
ArcelorMittal	35,881	870

Netherlands—2.2%
European Aeronautic Defence & Space Co. NV	77,217	1,308
Koninklijke Ahold NV	34,266	422
Royal KPN NV	46,170	671
SBM Offshore NV	41,238	538
Unilever NV	38,516	934

		3,873

Norway—0.2%
Yara International ASA	15,000	330

Spain—6.5%
ACS Actividades Construcciones y Servicios S.A. (d)	18,517	860
Banco Bilbao Vizcaya Argentaria S.A.	135,515	1,679
Banco Santander Central Hispano S.A.	179,496	1,734
Mapfre S.A. (e)	692,849	2,363
Telefonica S.A.	206,592	4,663

		11,299

Sweden—1.6%
Loomis AB (b)	31,634	196
Nordea Bank AB (d)	89,600	639
Securitas AB, Ser. B	158,200	1,332
Telefonaktiebolaget LM Ericsson, Ser. B	66,000	514

		2,681

	Shares	Value (000s)

Switzerland—12.0%
ABB Ltd. (b)	61,976	$945
Actelion Ltd. (b)	40,625	2,298
Credit Suisse Group	14,962	419
Nestle S.A.	125,020	4,951
Novartis AG	75,558	3,784
Roche Holdings AG	15,183	2,351
Swisscom AG	1,729	561
Syngenta AG	9,271	1,801
UBS AG (b)	57,003	829
Zurich Financial Services AG	13,529	2,956

		20,895

United Kingdom—22.9%
Anglo American PLC	45,194	1,055
AstraZeneca PLC	92,123	3,769
BAE Systems PLC	412,175	2,243
BG Group PLC	99,647	1,379
BHP Billiton PLC	58,120	1,127
BP PLC	305,541	2,359
British American Tobacco PLC	134,141	3,499
Compass Group PLC	259,102	1,292
Diageo PLC	118,342	1,663
Drax Group PLC	49,546	402
GlaxoSmithKline PLC	168,782	3,139
HSBC Holdings PLC	210,400	2,088
Imperial Tobacco Group PLC	33,847	904
National Grid PLC	51,060	505
Reckitt Benckiser Group PLC	16,037	601
Reed Elsevier PLC	51,100	375
Rio Tinto PLC	22,679	504
Royal Dutch Shell PLC, Class A	46,627	1,225
Royal Dutch Shell PLC, Class B	173,756	4,405
RSA Insurance Group PLC	947,895	1,889
Smith & Nephew PLC	251,166	1,604
Smiths Group PLC	32,242	414
Standard Chartered PLC	53,726	688
Unilever PLC	32,295	742
Vodafone Group PLC	862,179	1,765

		39,636

Total Common Stock (cost—$199,339)		172,093

SHORT-TERM INVESTMENTS—2.5%
Collateral Invested for Securities on Loan (c)—1.4%
AIM STIT—Government & Agency Portfolio	1,000,000	1,000
BlackRock Liquidity Funds FedFund Portfolio	23,828	24
Cash Account Trust—Government & Agency Securities Portfolio	1,509,793	1,510

		2,534

12.31.08	Allianz Funds Semiannual Report	21

Schedule of Investments (cont.)

NACM International Fund

December 31, 2008 (unaudited)

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $1,865; collateralized by Federal Home Loan Bank Discount Note, 2.76% due 2/11/09, valued at $1,904 including accrued interest (cost—$4,399)	$1,865	$1,865

Total Short-Term Investments (cost—$203,738)		4,399

Total Investments (cost—$203,738) (a)—101.7%		176,492

Liabilities in excess of other assets—(1.7)%		(3,021)

Net Assets—100.0%		$173,471

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $166,047, representing 95.72% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $2,423; cash collateral of $2,547 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
REIT—Real Estate Investment Trust

22	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Mid-Cap Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.6%
Building—2.1%
Pulte Homes, Inc.	6,100	$66
Toll Brothers, Inc. (a)	1,900	41

		107

Capital Goods—7.7%
Autoliv, Inc.	1,600	34
Bucyrus International, Inc., Class A	2,800	52
Cummins, Inc.	2,600	70
Flowserve Corp.	600	31
Fluor Corp.	2,200	99
Navistar International Corp. (a)	2,500	53
Shaw Group, Inc. (a)	2,500	51

		390

Chemicals—1.2%
Sigma-Aldrich Corp.	1,400	59

Commercial Services—4.1%
H&R Block, Inc.	2,900	66
Monster Worldwide, Inc. (a)	4,500	54
Pharmaceutical Product Development, Inc.	1,000	29
Rollins, Inc.	3,250	59

		208

Consumer Discretionary—16.5%
Brown-Forman Corp., Class B	1,350	70
Church & Dwight Co., Inc.	900	51
Coach, Inc. (a)	5,000	104
GameStop Corp., Class A (a)	900	19
Gap, Inc.	2,600	35
Genuine Parts, Co.	2,400	91
Kennametal, Inc.	2,400	53
Limited Brands, Inc.	5,900	59
Panera Bread Co., Class A (a)	900	47
Polo Ralph Lauren Corp., Class A	1,600	73
Ross Stores, Inc.	2,500	74
Safeway, Inc.	2,400	57
Starbucks Corp. (a)	2,400	23
SYSCO Corp.	3,500	80

		836

Consumer Services—0.9%
Owens-Illinois, Inc. (a)	1,600	44

Energy—15.7%
AES Corp. (a)	5,100	42
Cameron International Corp. (a)	3,600	74
Dresser-Rand Group, Inc. (a)	3,200	55
First Solar, Inc. (a)	100	14
Murphy Oil Corp.	2,500	111
Nisource, Inc.	4,300	47
Noble Corp.	2,900	64
Noble Energy, Inc.	2,000	98
Progress Energy, Inc.	2,400	96
SCANA Corp.	2,600	92
Superior Energy Services, Inc. (a)	1,600	25
W&T Offshore, Inc.	2,000	29
Walter Industries, Inc.	2,900	51

		798

Environmental Services—1.8%
Stericycle, Inc. (a)	1,800	94

Financial Services—3.4%
Assurant, Inc.	1,400	42
Hudson City Bancorp, Inc.	3,900	62
Progressive Corp.	4,700	70

		174

	Shares	Value (000s)

Healthcare—16.7%
AmerisourceBergen Corp.	800	$29
Cigna Corp.	4,100	69
Community Health Systems, Inc. (a)	5,400	79
Express Scripts, Inc. (a)	1,200	66
Forest Laboratories, Inc. (a)	1,000	25
Herbalife Ltd.	2,000	43
Hill-Rom Holdings, Inc.	2,300	38
Hospira, Inc. (a)	2,000	54
Illumina, Inc. (a)	1,700	44
Myriad Genetics, Inc. (a)	1,100	73
St. Jude Medical, Inc. (a)	1,100	36
STERIS Corp.	2,700	64
Varian Medical Systems, Inc. (a)	500	18
Vertex Pharmaceuticals, Inc. (a)	1,300	39
Warner Chilcott Ltd., Class A (a)	4,753	69
Watson Pharmaceuticals, Inc. (a)	3,800	101

		847

Industrial—6.4%
Dover Corp.	3,900	129
L-3 Communications Holdings, Inc.	1,600	118
Teleflex, Inc.	1,500	75

		322

Machinery—0.5%
Snap-On, Inc.	600	24

Materials—0.6%
Compass Minerals International, Inc.	500	29

Materials & Processing—1.4%
Centex Corp.	6,700	71

Semi-conductors—3.7%
Broadcom Corp., Class A (a)	2,000	34
Marvell Technology Group Ltd. (a)	13,200	88
MEMC Electronic Materials, Inc. (a)	1,100	16
Xilinx, Inc.	2,800	50

		188

Technology—12.9%
Autodesk, Inc. (a)	1,100	22
Avnet, Inc. (a)	2,400	44
Citrix Systems, Inc. (a)	900	21
Cognizant Technology Solutions Corp., Class A (a)	1,600	29
Compuware Corp. (a)	5,300	36
Dun & Bradstreet Corp.	1,500	116
Harris Corp.	1,600	61
Hubbell, Inc., Class B	1,700	55
Juniper Networks, Inc. (a)	1,600	28
Mettler Toledo International, Inc. (a)	500	34
NCR Corp. (a)	4,200	59
Sohu.com, Inc. (a)	1,500	71
Western Digital Corp. (a)	7,000	80

		656

Transportation—2.0%
AMR Corp. (a)	4,600	49
CSX Corp.	1,600	52

		101

Total Common Stock (cost—$6,588)		4,948

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $119; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $125 including accrued interest (cost—$119)	$119	$119

Total Investments (cost—$6,707)—99.9%		5,067

Other assets less liabilities—0.1%		3

Net Assets—100.0%		$5,070

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	23

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.0%
Australia—12.5%
ABB Grain Ltd.	90,003	$482
AMP Bank Ltd.	241,123	919
Ansell Ltd.	52,874	463
Australia & New Zealand Banking Group Ltd.	137,611	1,486
BHP Billiton Ltd.	230,528	4,897
Cochlear Ltd.	25,217	977
CSL Ltd.	253,335	5,974
Foster’s Group Ltd.	433,558	1,667
Incitec Pivot Ltd.	849,799	1,490
Lion Nathan Ltd.	81,248	467
Westpac Capital Corp.	253,272	3,038
Woolworths Ltd.	52,129	972

		22,832

China—1.5%
Anhui Conch Cement Co., Ltd. (b)	216,000	1,005
China Railway Group Ltd. (b)	1,687,000	1,179
ZTE Corp.	192,800	509

		2,693

Hong Kong—5.5%
China Mobile Ltd.	44,500	451
China Unicom Ltd.	370,000	450
Hong Kong & China Gas Co., Ltd.	2,544,300	3,858
Hong Kong Electric Holdings	847,000	4,769
Sun Hung Kai Properties Ltd.	62,000	522

		10,050

Japan—75.7%
Ariake Japan Co., Ltd.	33,300	628
Astellas Pharma, Inc.	133,000	5,444
Benesse Corp.	9,900	433
Canon, Inc.	20,400	646
Capcom Co., Ltd.	47,400	1,072
Daiichi Sankyo Co., Ltd.	150,500	3,559
Daiseki Co., Ltd.	24,800	469
East Japan Railway Co. (e)	753	5,797
EPS Co., Ltd. (d)	377	1,623
Hitachi Construction Machinery Co., Ltd. (d)	62,200	744
Japan Steel Works Ltd.	244,000	3,416
Japan Tobacco, Inc.	1,286	4,260
KDDI Corp.	623	4,448
Kirin Brewery Co., Ltd.	132,000	1,755
Marubeni Corp.	879,000	3,365
Mitsubishi Corp.	137,500	1,948
Mitsubishi Electric Corp.	398,000	2,494
Mitsubishi UFJ Financial Group, Inc.	974,500	6,125
Mitsui & Co., Ltd.	129,000	1,326
Mitsui Fudosan Co., Ltd.	97,000	1,617
Mitsui Sumitomo Insurance Group Holdings, Inc.	46,700	1,485
Mizuho Financial Group, Inc. (d)(e)	654	1,864
Nikon Corp.	79,000	948
Nintendo Co., Ltd.	27,200	10,394
Nippon Telegraph & Telephone Corp. (e)	1,035	5,617
Nitori Co., Ltd.	119,950	9,335
Nomura Holdings, Inc.	258,900	2,156
Olympus Corp.	17,000	340
Osaka Gas Co., Ltd.	412,000	1,905
Sankyo Co., Ltd.	26,100	1,317
Secom Co., Ltd.	61,600	3,179
Seven & I Holdings Co., Ltd.	67,200	2,310
Shinko Securities Co., Ltd.	585,000	1,284
Softbank Corp.	97,500	1,771
Sumitomo Corp.	284,500	2,523

	Shares	Value (000s)

Sumitomo Metal Industries Ltd.	557,000	$1,376
Sumitomo Mitsui Financial Group, Inc. (e)	1,280	5,128
Suzuki Motor Corp.	45,000	629
T&D Holdings, Inc.	27,900	1,181
Takeda Pharmaceutical Co., Ltd.	18,700	975
Tokai Tokyo Securities Co., Ltd.	481,000	1,331
Tokio Marine Holdings, Inc.	27,300	809
Tokyo Electric Power Co., Inc.	169,500	5,658
Towa Pharmaceutical Co., Ltd. (d)	116,600	5,178
Toyo Suisan Kaisha Ltd.	22,000	634
Toyo Tanso Co., Ltd. (d)	46,000	1,777
Toyota Motor Corp.	83,400	2,757
Unicharm Corp.	53,200	4,002
Unicharm Petcare Corp. (d)	36,400	1,354
West Japan Railway Co.	1,301	5,928
Yakult Honsha Co., Ltd.	78,800	1,686
Yamada Denki Co., Ltd.	6,650	465

		138,465

Singapore—0.3%
DBS Group Holdings Ltd.	78,000	459

Taiwan—1.0%
Ardentec Corp.	35,359	14
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (d)	236,486	1,868

		1,882

United Kingdom—3.5%
HSBC Holdings PLC	543,600	5,395
Standard Chartered PLC	81,500	978

		6,373

Total Common Stock (cost—$226,887)		182,754

RIGHTS—0.0%
Singapore—0.0%
DBS Group Holdings Ltd (b)(e) (cost—$196)	39,000	81

SHORT-TERM INVESTMENTS—5.0%
Collateral Invested for Securities on Loan (c)—4.8%
AIM STIT—Government & Agency Portfolio	2,000,000	2,000
BlackRock Liquidity Funds FedFund Portfolio	782,007	782
Cash Account Trust—Government & Agency Securities Portfolio	5,917,046	5,917
	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$30	30

		8,729

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $364; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $375 including accrued interest (cost—$364)	$364	$364

Total Short-Term Investments (cost—$9,093)		9,093

Total Investments (cost—$236,176) (a)—105.0%		191,928

Liabilities in excess of other assets—(5.0)%		(9,135)

Net Assets—100.0%		$182,793

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $162,480, representing 88.89% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $8,310; cash collateral of $8,728 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
ADR—American Depositary Receipt

24	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

December 31, 2008 (unaudited)
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM International Fund	NACM Mid-Cap Growth Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$59,756	$26,382	$28,185	$17,612	$176,492	$5,067	$191,928
Repurchase agreement, at value	—	—	—	2,527	—	—	—
Cash	—	47	—	—	—	1	1
Foreign currency, at value	2,749	—	—	—	—	—	4
Security lending interest receivable (net)	—	—	—	—	—	—	6
Receivable for investments sold	284	—	—	93	1,801	—	599
Receivable for Fund shares sold	660	39	15	628	313	1	475
Dividends and interest receivable (net of foreign taxes)	285	22	60	235	249	5	260
Total Assets	63,734	26,490	28,260	21,095	178,855	5,074	193,273

Liabilities:
Payable for investments purchased	—	—	475	2,279	1,274	—	—
Payable to custodian for cash overdraft	863	—	—	—	75	—	—
Options written, at value	—	—	—	95	—	—	—
Payable for Fund shares redeemed	601	133	85	—	1,276	—	1,463
Payable for collateral for securities on loan	—	—	—	—	2,534	—	8,729
Investment advisory fee payable	47	15	11	9	86	3	136
Administration fee payable	29	11	7	4	77	1	86
Distribution fee payable	7	10	4	—	28	—	36
Servicing fee payable	9	5	3	—	22	—	30
Recoupment payable to Manager	3	—	—	—	—	—	—
Other liabilities	—	—	—	—	12	—	—
Total Liabilities	1,559	174	585	2,387	5,384	4	10,480
Net Assets	$62,175	$26,316	$27,675	$18,708	$173,471	$5,070	$182,793

Net Assets Consist of:
Paid-in-capital	$169,707	$46,825	$43,024	$28,810	$386,382	$12,983	$280,543
Undistributed (dividends in excess of) net investment income	935	(128)	50	41	119	14	661
Accumulated net realized loss	(89,335)	(12,189)	(6,731)	(1,404)	(185,797)	(6,287)	(54,172)
Net unrealized depreciation of investments, options written and foreign currency transactions	(19,132)	(8,192)	(8,668)	(8,739)	(27,233)	(1,640)	(44,239)
Net Assets	$62,175	$26,316	$27,675	$18,708	$173,471	$5,070	$182,793

Net Assets:
Institutional Class	$21,007	$38	$15,209	$15,719	$69,401	$4,946	$36,121
Administrative Class	—	14	11	—	7	—	—
Class P	5	6	7	7	6	7	7
Other Classes	41,163	26,258	12,448	2,982	104,057	117	146,665

Shares Issued and Outstanding:
Institutional Class	1,541	3	1,581	1,765	6,383	667	3,700
Administrative Class	—	1	1	—	1	—	—
Class P	—	1	1	1	1	1	1
Other Classes	3,019	2,562	1,363	337	9,581	16	15,778

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$13.63	$10.92	$9.62	$8.91	$10.87	$7.42	$9.76
Administrative Class	—	10.73	9.48	—	11.36	—	—
Class P	13.50	10.91	9.62	8.91	10.82	7.42	9.75

Cost of Investments	$78,713	$34,572	$36,853	$26,354	$203,738	$6,707	$236,176
Cost of Repurchase Agreement	$—	$—	$—	$2,527	$—	$—	$—
Cost of Foreign Currency	$2,908	$—	$—	$—	$—	$—	$4
Premiums Received for Options Written	$—	$—	$—	$98	$—	$—	$—

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	25

Statements of Operations

For the Six Months Ended December 31, 2008 (unaudited)

Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM International Fund	NACM Mid-Cap Growth Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$10	$5	$8	$425	$22	$1	$25
Dividends, net of foreign withholding taxes	2,613	274	343	240	2,834	68	3,129
Security lending income (net)	—	—	—	—	14	—	36
Miscellaneous income	—	—	—	3	1	—	19
Total Income	2,623	279	351	668	2,871	69	3,209

Expenses:
Investment advisory fees	543	140	91	63	779	38	1,124
Administration fees	335	100	59	26	713	15	719
Distribution and/or servicing fees — Other Classes	169	140	60	5	479	—	573
Trustees' fees	6	2	2	1	22	1	21
Interest expense	61	1	2	—	26	1	11
Miscellaneous expense	3	—	—	1	—	—	—
Total Expenses	1,117	383	214	96	2,019	55	2,448
Net Investment Income (Loss)	1,506	(104)	137	572	852	14	761

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(74,672)	(10,462)	(6,314)	(1,250)	(117,743)	(3,868)	(53,758)
Options written	—	—	—	99	—	—	—
Foreign currency transactions	(947)	(52)	—	—	50	—	(296)
Net change in unrealized appreciation/depreciation of:
Investments	(19,374)	(11,525)	(8,522)	(6,116)	(23,807)	(2,570)	(52,563)
Options written	—	—	—	(17)	—	—	—
Foreign currency transactions	(149)	(1)	—	—	(14)	—	23
Net Realized and Change in Unrealized Loss	(95,142)	(22,040)	(14,836)	(7,284)	(141,514)	(6,438)	(106,594)
Net Decrease in Net Assets Resulting from Investment Operations	$(93,636)	$(22,144)	$(14,699)	$(6,712)	$(140,662)	$(6,424)	$(105,833)

26	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	27

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM Growth Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,506	$2,622	$(104)	$(5)	$137	$(106)
Net realized gain (loss) on investments/options written and foreign currency transactions	(75,619)	3,386	(10,514)	(250)	(6,314)	(338)
Payments from Affiliates	—	51	—	—	—	—
Net change in unrealized depreciation of investments/options written and foreign currency transactions	(19,523)	(24,002)	(11,526)	(2,840)	(8,522)	(1,782)
Net decrease resulting from investment operations	(93,636)	(17,943)	(22,144)	(3,095)	(14,699)	(2,226)

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(1,033)	(122)	—	—	(78)	—
Other Classes	(1,490)	(223)	—	—	(9)	—
Net realized capital gains
Institutional Class	—	(3,887)	— **	(2)	—	(15)
Administrative Class	—	—	— **	(2)	—	—
Other Classes	—	(6,035)	(88)	(5,278)	—	(639)
Total Dividends and Distributions to Shareholders	(2,523)	(10,267)	(88)	(5,282)	(87)	(654)

Fund Share Transactions:
Net proceeds from the sale of Fund shares	27,926	293,739	5,786	26,574	27,121	15,768
Issued in reinvestment of dividends and distributions	2,232	9,221	70	4,395	86	539
Cost of shares redeemed	(94,506)	(136,530)	(12,947)	(16,409)	(9,279)	(13,436)
Class II — (Liquidated)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(64,348)	166,430	(7,091)	14,560	17,928	2,871
Fund Redemption Fees	10	183	2	3	—	—
Total Increase (Decrease) in Net Assets	(160,497)	138,403	(29,321)	6,186	3,142	(9)

Net Assets:
Beginning of period	222,672	84,269	55,637	49,451	24,533	24,542
End of period*	$62,175	$222,672	$26,316	$55,637	$27,675	$24,533
*Including undistributed (dividends in excess of) net investment income:	$935	$1,952	$(128)	$(24)	$50	$—
**	Less than $500.

28	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NACM Income & Growth Fund		NACM International Fund		NACM Mid-Cap Growth Fund		NACM Pacific Rim Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$572	$1,167	$852	$7,132	$14	$—	$761	$340
(1,151)	890	(117,693)	(39,337)	(3,868)	125	(54,054)	44,203
—	—	—	—	—	—	—	31
(6,133)	(2,576)	(23,821)	(75,632)	(2,570)	(2,287)	(52,540)	(88,517)
(6,712)	(519)	(140,662)	(107,837)	(6,424)	(2,162)	(105,833)	(43,943)

(723)	(950)	(3,306)	(2,665)	—	—	(59)	—
(78)	(55)	(3,074)	(5,474)	—	—	(40)	—

(723)	(946)	—	(19,860)	(1)	(968)	(479)	(7,304)
—	—	—	(2)	—	—	—	—
(94)	(51)	—	(72,853)	—	(1)	(2,115)	(50,099)
(1,618)	(2,002)	(6,380)	(100,854)	(1)	(2,838)	(2,693)	(57,403)

3,642	1,752	20,869	172,018	424	30,931	18,447	151,391
1,566	1,971	5,736	84,405	1	969	2,064	42,420
(791)	(117)	(102,261)	(390,376)	(6,152)	(21,045)	(85,023)	(172,689)
—	—	—	—	—	(15,764)	—	—
4,417	3,606	(75,656)	(133,953)	(5,727)	(4,909)	(64,512)	21,122
—	—	13	21	—	—	19	49
(3,913)	1,085	(222,685)	(342,623)	(12,152)	(9,909)	(173,019)	(80,175)

22,621	21,536	396,156	738,779	17,222	27,131	355,812	435,987
$18,708	$22,621	$173,471	$396,156	$5,070	$17,222	$182,793	$355,812

$41	$270	$119	$5,647	$14	$—	$661	$(1)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	29

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Institutional Class
12/31/2008+	$30.19	$0.30	$(16.16)	$(15.86)	$(0.70)
6/30/2008	30.56	0.49	0.65	1.14	(0.05)
6/30/2007	19.43	(0.01)	11.63	11.62	(0.03)
4/01/2006 – 6/30/2006	20.59	0.07	(1.23)	(1.16)	—
3/31/2006	12.62	0.28	7.96	8.24	(0.27)
5/27/2004† – 3/31/2005	10.00	0.08	2.55	2.63	(0.01)
Class P
7/07/2008† – 12/31/2008+	$28.67	$0.28	$(14.62)	$(14.34)	$(0.83)
NACM Global Fund
Institutional Class
12/31/2008+	$18.54	$0.02	$(7.61)	$(7.59)	$—
6/30/2008	21.11	0.18	(0.81)	(0.63)	—
6/30/2007	17.76	0.09	4.28	4.37	—
6/30/2006	15.62	(0.03)	2.85	2.82	—
6/30/2005	14.34	0.05	1.83	1.88	—
6/30/2004	11.74	(0.01)	3.55	3.54	—
Administrative Class
12/31/2008+	$18.24	$— (b)	$(7.48)	$(7.48)	$—
6/30/2008	20.85	0.13	(0.80)	(0.67)	—
6/30/2007	17.59	0.03	4.25	4.28	—
6/30/2006	15.52	0.02	2.73	2.75	—
6/30/2005	14.28	0.02	1.82	1.84	—
6/30/2004	11.73	(0.04)	3.53	3.49	—
Class P
7/07/2008† – 12/31/2008+	$17.97	$0.02	$(7.05)	$(7.03)	$—
NACM Growth Fund
Institutional Class
12/31/2008+	$14.47	$0.07	$(4.87)	$(4.80)	$(0.05)
6/30/2008	15.54	0.07	(0.81)	(0.74)	—
6/30/2007	13.12	0.07	2.69	2.76	—
6/30/2006	12.89	0.06	1.18	1.24	—
6/30/2005	12.04	0.07	1.07	1.14	—
6/30/2004	11.25	(0.01)	0.93	0.92	—
Administrative Class
12/31/2008+	$14.24	$0.05	$(4.79)	$(4.74)	$(0.02)
6/30/2008	15.33	0.03	(0.79)	(0.76)	—
6/30/2007	12.98	0.04	2.65	2.69	—
6/30/2006	12.79	0.03	1.17	1.20	—
6/30/2005	11.98	0.04	1.06	1.10	—
6/30/2004	11.23	(0.04)	0.92	0.88	—
Class P
7/07/2008† – 12/31/2008+	$14.23	$0.06	$(4.62)	$(4.56)	$(0.05)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.
(f)	Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.
(i)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(j)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.

30	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.70)	$—	(b)	$13.63	(52.59)%	$21,007	1.49	%*	2.87	%*	95%
(1.50)	(1.55)	0.04		30.19	3.26	62,336	1.37		1.51		194
(0.46)	(0.49)	—	(b)	30.56	61.11	59,834	1.61	(e)	(0.06)		77
—	—	—		19.43	(5.63)	21,682	1.55		1.42		28
—	(0.27)	—		20.59	65.89	20,725	1.68	(i)	1.88		119
—	(0.01)	—		12.62	26.32	26,517	1.75	*(c)	0.56	*	59 (f)

$—	$(0.83)	$—	(b)	$13.50	(50.10)%	$5	1.60	%*	2.90	%*	95%

$(0.03)	$(0.03)	$—	(b)	$10.92	(40.91)%	$38	1.08	%*	0.33	%*	59%
(1.94)	(1.94)	—	(b)	18.54	(3.83)	87	1.06		0.92		80
(1.02)	(1.02)	—	(b)	21.11	25.26	25	1.06		0.47		102
(0.68)	(0.68)	—	(b)	17.76	18.29	11	1.06	(j)	(0.22)		114
(0.61)	(0.61)	0.01		15.62	13.34	1,120	1.15	(d)	0.37		148
(0.95)	(0.95)	0.01		14.34	31.10	1,469	1.11		(0.07)		203

$(0.03)	$(0.03)	$—	(b)	$10.73	(40.98)%	$14	1.33	%*	0.07	%*	59%
(1.94)	(1.94)	—	(b)	18.24	(4.09)	25	1.31		0.63		80
(1.02)	(1.02)	—	(b)	20.85	24.99	26	1.31		0.17		102
(0.68)	(0.68)	—	(b)	17.59	17.94	21	1.32		0.12		114
(0.61)	(0.61)	0.01		15.52	13.11	17	1.40	(d)	0.13		148
(0.95)	(0.95)	0.01		14.28	30.69	15	1.36		(0.32)		203

$(0.03)	$(0.03)	$—	(b)	$10.91	(39.09)%	$6	1.18	%*	0.26	%*	59%

$—	$(0.05)	$—	(b)	$9.62	(33.16)%	$15,209	0.77	%*	1.16	%*	70%
(0.33)	(0.33)	—	(b)	14.47	(5.02)	696	0.77		0.43		105
(0.34)	(0.34)	—	(b)	15.54	21.27	688	0.78		0.51		168
(1.01)	(1.01)	—	(b)	13.12	9.81	567	0.76	(g)	0.43		152
(0.29)	(0.29)	—		12.89	9.47	1,202	0.80	(d)	0.55		274
(0.13)	(0.13)	—		12.04	8.22	1,157	0.81		(0.11)		160

$—	$(0.02)	$—	(b)	$9.48	(33.26)%	$11	1.02	%*	0.92	%*	70%
(0.33)	(0.33)	—	(b)	14.24	(5.23)	17	1.01		0.18		105
(0.34)	(0.34)	—	(b)	15.33	20.96	18	1.03		0.26		168
(1.01)	(1.01)	—	(b)	12.98	9.56	15	1.01	(h)	0.22		152
(0.29)	(0.29)	—		12.79	9.18	13	1.05	(d)	0.30		274
(0.13)	(0.13)	—		11.98	7.88	12	1.05		(0.36)		160

$—	$(0.05)	$—	(b)	$9.62	(32.03)%	$7	0.87	%*	1.10	%*	70%

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	31

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Income & Growth Fund
Institutional Class
12/31/2008+	$13.93	$0.34	$(4.77)	$(4.43)	$(0.21)
6/30/2008	15.57	0.79	(1.08)	(0.29)	(0.67)
2/28/2007† – 6/30/2007	15.00	0.25	0.56	0.81	(0.21)
Class P
7/07/2008† – 12/31/2008+	$13.73	$0.33	$(4.56)	$(4.23)	$(0.21)
NACM International Fund
Institutional Class
12/31/2008+	$18.80	$0.08	$(7.47)	$(7.39)	$(0.54)
6/30/2008	26.35	0.43	(4.12)	(3.69)	(0.40)
6/30/2007	22.01	0.36	5.11	5.47	(0.15)
6/30/2006	16.29	0.32	6.05	6.37	(0.14)
6/30/2005	14.54	0.36	2.35	2.71	(0.34)
4/01/2004 – 6/30/2004	14.61	0.11	(0.18)	(0.07)	—
3/31/2004	8.98	0.19	5.73	5.92	(0.29)
Administrative Class
12/31/2008+	$19.08	$0.06	$(7.55)	$(7.49)	$(0.23)
6/30/2008	26.34	0.28	(4.07)	(3.79)	(0.01)
6/30/2007	21.98	0.76	4.65	5.41	(0.07)
1/10/2006† – 6/30/2006	20.25	0.21	1.52	1.73	—
Class P
7/07/2008† – 12/31/2008+	$18.21	$0.07	$(6.87)	$(6.80)	$(0.59)
NACM Mid-Cap Growth Fund
Institutional Class
12/31/2008+	$11.91	$0.01	$(4.50)	$(4.49)	$—
7/30/2007† – 6/30/2008	14.37	0.01	(2.23)	(2.22)	—
Class P
7/07/2008† – 12/31/2008+	$11.33	$0.01	$(3.92)	$(3.91)	$—
NACM Pacific Rim Fund
Institutional Class
12/31/2008+	$14.53	$0.07	$(4.69)	$(4.62)	$(0.02)
6/30/2008	18.10	0.12	(1.49)	(1.37)	—
6/30/2007	14.27	0.03	4.87	4.90	—
6/30/2006	10.10	0.04	4.66	4.70	(0.10)
6/30/2005	9.31	0.04	0.88	0.92	—
6/30/2004	6.31	0.01	2.97	2.98	—
Class P
7/07/2008† – 12/31/2008+	$14.12	$0.07	$(4.29)	$(4.22)	$(0.02)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.27 and 47.07%, respectively.
(d)	Ratio of expenses to average net assets excluding the expense offset is 1.39%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.55%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(f)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(g)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.39% for the period 4/01/2004 to 3/31/2005.
(h)	Ratio of expenses to average net assets excluding the expense offset is 1.40%. Ratio of expenses to average net assets excluding expense reimbursement and expense offset is 1.80%.
(i)	The Board of Trustees approved the amendments to the Expense Limitation Agreement whereby overall operating expenses (excluding taxes, interest, brokerage, extraordinary expenses and expenses incurred from the creation and operation of the Mauritius entity) do not exceed 1.25% for the period 4/01/2003 to 7/28/2003 and 1.39% for the period 7/29/2003 to 3/31/2004.

32	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.38)	$(0.59)	$—	(b)	$8.91		(29.50)%	$15,719	0.92	%*	5.98	%*	39%
(0.68)	(1.35)	—		13.93		(2.03)	20,626	0.92		5.22		152
(0.03)	(0.24)	—		15.57		5.29	21,080	0.91	*	4.94	*	127

$(0.38)	$(0.59)	$—	(b)	$8.91		(28.52)%	$7	1.02	%*	6.02	%*	39%

$—	$(0.54)	$—	(b)	$10.87		(39.24)%	$69,401	1.09	%*	1.15	%*	96%
(3.46)	(3.86)	—	(b)	18.80		(15.75)	123,209	1.07		1.97		159
(0.98)	(1.13)	—	(b)	26.35		25.43	125,273	1.09		1.48		166
(0.51)	(0.65)	—	(b)	22.01		39.76	104,672	1.07		1.57		152
(0.62)	(0.96)	—		16.29		19.49	45,195	1.06	(e)(f)	2.26		107
—	—	—		14.54		(0.48)	10,255	1.18	*(g)(h)	3.06	*	29
—	(0.29)	—		14.61		66.48	10,305	1.35	(i)(d)	1.55		163

$—	$(0.23)	$—	(b)	$11.36		(39.24)%	$7	1.34	%*	0.90	%*	96%
(3.46)	(3.47)	—	(b)	19.08		(16.02)	11	1.32		1.13		159
(0.98)	(1.05)	—	(b)	26.34		25.12	122	1.33		3.01		166
—	—	—	(b)	21.98		8.54	11	1.33	*	2.08	*	152

$—	$(0.59)	$—	(b)	$10.82		(37.27)%	$6	1.18	%*	1.12	%*	96%

$— (b)	$—	$—	(b)	$7.42		(37.69)%	$4,946	0.94	%*	0.24	%*	79%
(0.24)	(0.24)	—		11.91		(5.94)	17,094	1.09	*	0.05	*	215

$— (b)	$—	$—	(b)	$7.42		(34.50)%	$7	1.04	%*	0.25	%*	79%

$(0.13)	$(0.15)	$—	(b)	$9.76		(31.76)%	$36,121	1.38	%*	1.17	%*	15%
(2.20)	(2.20)	—	(b)	14.53		(9.16)	54,095	1.37		0.72		67
(1.07)	(1.07)	—	(b)	18.10		35.84	54,810	1.36		0.18		62
(0.44)	(0.54)	0.01		14.27	(c)	47.18 (c)	36,150	1.37		0.30		96
(0.13)	(0.13)	—		10.10		9.94	459	1.51	(f)	0.47		101
—	—	0.02		9.31		47.54	8,273	1.43		0.07		118

$(0.13)	$(0.15)	$—	(b)	$9.75		(29.81)%	$7	1.48	%*	1.20	%*	15%

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	33

Notes to Financial Statements

(Unaudited)

December 31, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to P, Institutional and Administrative Classes (the “Institutional Classes”), of seven of the funds offered by the Trust. Financial information for A, B, C, D and R Classes and Class P (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at December 31, 2008. The federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008 SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees. An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures established by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurement.  Effective July 1, 2008 the Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair valuation techniques on Level 3 investments: multi-dimensional relationship pricing model and estimating the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

34	Allianz Funds Semiannual Report	12.31.08

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value (amounts in thousands):

	NACM Emerging Markets Opportunities	NACM Global Fund	NACM Growth Fund
	Investments in Securities	Investments in Securities	Investments in Securities
Valuation Inputs
Level 1—Quoted Prices	$21,029	$12,222	$27,367
Level 2—Other Significant Observable Inputs	38,449	14,018	818
Level 3—Significant Unobservable Inputs	278	142	—
Total	59,756	26,382	28,185
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	3,617	—	—
Net purchases (sales) and settlements	(890)	536	—
Total realized and unrealized gain (loss)	(2,009)	(660)	—
Transfers in and/or out of Level 3	(440)	266	—
Ending balance, 12/31/08	278	142	—

	NACM Income & Growth Fund	NACM International Fund	NACM Mid-Cap Growth Fund
	Investments in Securities	Investments in Securities	Investments in Securities
Valuation Inputs
Level 1—Quoted Prices	$7,937	$6,047	$4,948
Level 2—Other Significant Observable Inputs	12,064	170,445	119
Level 3—Significant Unobservable Inputs	43	—	—
Total	20,044	176,492	5,067
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	—	—
Total realized and unrealized gain (loss)	(286)	—	—
Transfers in and/or out of Level 3	329	—	—
Ending balance, 12/31/08	43	—	—

NACM Pacific Rim Fund
Investments in Securities
Valuation Inputs
Level 1—Quoted Prices	$20,275
Level 2—Other Significant Observable Inputs	171,572
Level 3—Significant Unobservable Inputs	81
Total	191,928
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—
Net purchases (sales) and settlements	196
Total realized and unrealized gain (loss)	(115)
Ending balance, 12/31/08	81
*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of operations

12.31.08	Allianz Funds Semiannual Report	35

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, for NACM Income & Growth Fund are declared and distributed to shareholders monthly. Net long-term capital gains earned by a Fund, if any, will be distributed of each fund, excluding NACM Income & Growth Fund, no less frequently than annually. Dividends and distributions from net investment income and/or short-term capital gains of the NACM Income & Growth Fund is declared and distributed to shareholder monthly.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$327,089; NACM Global Fund—$9,564; NACM International Fund—$233,212; and NACM Pacific Rim Fund—$207,479.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six months ended December 31, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund

36	Allianz Funds Semiannual Report	12.31.08

sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $9,609. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identify investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

12.31.08	Allianz Funds Semiannual Report	37

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%	0.45%	N/A	0.60%	0.60%	0.55%	N/A
NACM Global Fund	0.70%	0.35%	0.35%	0.50%	0.50%	0.45%	0.50%
NACM Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	0.35%	N/A
NACM Income & Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	0.35%	N/A
NACM International Fund	0.60%	0.45%	0.45%	0.60%	0.60%	0.55%	0.60%
NACM Mid-Cap Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	0.35%	N/A
NACM Pacific Rim Fund	0.90%	0.45%	N/A	0.60%	0.60%	0.55%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% to $7.5 billion.

Redemption Fees.  Investors in Class P, Institutional Class and Administrative Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (depending on the length of the applicable Fund’s Holding Period). Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable Holding Period for each Fund:

Funds	7 Days	30 Days
NACM Growth, NACM Income and Growth Funds and NACM Mid-Cap Growth Funds	*
NACM Emerging Markets Opportunities, NACM Global, NACM International and NACM Pacific Rim Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

38	Allianz Funds Semiannual Report	12.31.08

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $213,115 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$118,117	$183,434
NACM Global Fund	23,425	29,784
NACM Growth Fund	41,287	23,704
NACM Income & Growth Fund	10,693	7,380
NACM International Fund	252,508	329,222
NACM Mid-Cap Growth Fund	7,267	12,853
NACM Pacific Rim Fund	36,377	99,228

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund
	Contracts	Premiums Received
Balance at 6/30/2008	317	$55
Sales	1,230	176
Closing Buys	(115)	(16)
Expirations	(877)	(117)
Balance at 12/31/2008	555	$98

12.31.08	Allianz Funds Semiannual Report	39

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation
NACM Emerging Markets Opportunities Fund	$78,713	$1,516	$(20,473)	$(18,957)
NACM Global Fund	34,572	792	(8,982)	(8,190)
NACM Growth Fund	36,853	435	(9,103)	(8,668)
NACM Income & Growth Fund	28,881	47	(8,789)	(8,742)
NACM International Fund	203,738	9,707	(36,940)	(27,233)
NACM Mid-Cap Growth Fund	6,707	143	(1,783)	(1,640)
NACM Pacific Rim Fund	236,176	14,924	(59,172)	(44,248)

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund							NACM Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)				Year Ended 6/30/2008			Six Months Ended 12/31/2008 (unaudited)				Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares		Amount		Shares		Amount	Shares		Amount		Shares	Amount

Shares sold
Institutional Class	213	$3,726	2,165	$72,925	—		$—		4		$67	1,705		$24,203		5	$85
Administrative Class	—	—	—	—	—		—		—		—	—		—		—	—
Class P	— *	10	—	—	1		10		—		—	1		10		—	—
Other Classes	1,158	24,190	6,559	220,814	395		5,776		1,380		26,507	267		2,908		1,034	15,683
Issued in reinvestment of dividends and distributions
Institutional Class	75	1,028	117	3,998	—	*	—	*	—	*	2	8		79		1	15
Administrative Class	—	—	—	—	—	*	—	*	—	*	2	—	*	—	*	—	—
Class P	— *	— *	—	—	—	*	—	*	—		—	—	*	—	*	—	—
Other Classes	87	1,204	155	5,223	8		70		228		4,391	1		7		33	524
Cost of shares redeemed
Institutional Class	(811)	(17,557)	(2,176)	(69,225)	(2)		(13)		—		—	(180)		(2,124)		(2)	(38)
Administrative Class	—	—	—	—	—		—		—		—	—	*	—	*	—	—
Class P	—	—	—	—	—		—		—		—	—		—		—	—
Other Classes	(3,588)	(76,949)	(2,155)	(67,305)	(1,020)		(12,934)		(888)		(16,409)	(646)		(7,155)		(931)	(13,398)
Net increase (decrease) resulting from Fund share transactions	(2,866)	$(64,348)	4,665	$166,430	(618)		$(7,091)		724		$14,560	1,156		$17,928		140	$2,871

40	Allianz Funds Semiannual Report	12.31.08

	NACM Income & Growth Fund					NACM International Fund				NACM Mid-Cap Growth Fund
	Six Months ended 12/31/2008 (unaudited)			Year Ended 6/30/2008		Six Months ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	132		$1,170	—	$—	1,016	$13,028	2,781	$64,579	31	$311	2,414	$30,788
Administrative Class	—		—	—	—	—	—	—	—	—	—	—	—
Class P	1		10	—	—	1	10	—	—	1	10	—	—
Other Classes	257		2,462	117	1,752	600	7,831	4,610	107,439	11	103	12	143
Issued in reinvestment of dividends and distributions
Institutional Class	151		1,446	127	1,896	308	3,290	1,037	22,524	—	1	77	968
Administrative Class	—		—	—	—	— *	— *	—	2	—	—	—	—
Class P	—	*	1	—	—	— *	— *	—	—	— *	— *	—	—
Other Classes	13		119	5	75	228	2,446	2,899	61,879	— *	— *	—	1
Cost of shares redeemed
Institutional Class	—		—	—	—	(1,496)	(20,459)	(2,018)	(43,254)	(799)	(6,101)	(1,298)	(21,036)
Administrative Class	—		—	—	—	—	—	(3)	(106)	—	—	—
Class P	—		—	—	—	—	—	—	—	—	—	—	—
Other Classes	(76)		(791)	(8)	(117)	(6,024)	(81,802)	(16,352)	(347,016)	(6)	(51)	(1)	(9)
Net increase (decrease) resulting from Fund share transactions	478		$4,417	241	$3,606	(5,367)	$(75,656)	(7,046)	$(133,953)	(762)	$(5,727)	1,204	$10,855

	NACM Pacific Rim Fund
	Six Months ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	509	$4,903	1,104	$18,766
Administrative Class	—	—	—	—
Class P	1	10	—	—
Other Classes	1,256	13,534	7,945	132,625
Issued in reinvestment of dividends and distributions
Institutional Class	57	529	431	7,196
Administrative Class	—	—	—	—
Class P	— *	— *	—	—
Other Classes	174	1,535	2,189	35,224
Cost of shares redeemed
Institutional Class	(589)	(6,475)	(841)	(13,415)
Administrative Class	—	—	—	—
Class P	—	—	—	—
Other Classes	(7,406)	(78,548)	(10,171)	(159,274)
Net increase (decrease) resulting from Fund share transactions	(5,998)	$(64,512)	657	$21,122
*	Less than 500.

12.31.08	Allianz Funds Semiannual Report	41

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

9.    During the year ended June 30, 2008, Sub-Adviser reimbursed NACM Emerging Markets Fund $51,354 ($0.009 per share) and NACM Pacific Rim Fund $30,775 (less than $0.005 per share) for realized losses resulting from trading errors.

42	Allianz Funds Semiannual Report	12.31.08

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2008

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the sub-adviser for each Fund (collectively, the “Agreements”). The sub-adviser for the Funds appearing in this report is Nicholas-Applegate Capital Management LLC (“NACM”) (the “Sub-Adviser”).

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Adviser with respect to the Funds.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Adviser. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Adviser. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by the Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Adviser, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Adviser, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, sub-advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The Trustees also noted the complexities of overseeing the Sub-Adviser and that fee adjustments have been agreed upon for certain series of the Trust. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and Sub-Adviser would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Adviser has full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser implements the Funds’ investment programs (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/ return characteristics of the Funds, constructs the Funds’ portfolios, monitors the Funds’ compliance with investment restrictions, and reports to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Funds and the in-house research capabilities of the Sub-Adviser. They also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed the Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser provides or procures through third-party service providers most administrative services required by the

12.31.08	Allianz Funds Semiannual Report	43

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements: that the management and oversight services of the Adviser and the services of the Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by the Sub-Adviser to that of each Fund managed by the Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

The Trustees reviewed information showing performance of the NACM Emerging Markets Opportunities, Global, Growth, Income & Growth, International, Mid-Cap Growth and Pacific Rim Funds. Only one- and three-year periods of performance information were presented for the NACM Emerging Markets Opportunities and Mid-Cap Growth Funds because of their short existence. For the NACM Emerging Markets Opportunities Fund, the comparative information showed that performance was below the median (in the third quartile) for the one-year period but was above the median for the three-year period. For the NACM Mid-Cap Growth Fund, the comparative information showed that performance was above median for the one- and three-year periods. For the NACM Global Fund, performance was above median for all periods. For the NACM Growth Fund, performance was above median for the one- and three-year periods but was below median (in the third quartile) for the five-year period. Only one year of performance information was presented for the NACM Income & Growth Fund because of its short existence and performance was above median for the one-year period. For the NACM International Fund, performance was below median (in the fourth quartile) for the one-year period, but was above median for the three- and five-year periods. For the NACM Pacific Rim Fund, performance was below median (in the third quartile) for the one-year period but was above median for the three- and five-year periods.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that management and oversight services of the Adviser and the Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Adviser. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services provided by the Adviser, on the one hand, and the Sub- Adviser, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Adviser to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Adviser by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Adviser to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Adviser to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be

44	Allianz Funds Semiannual Report	12.31.08

separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Funds’ prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees took into account Management’s rationale for why higher administrative fees were justified with respect to international funds or funds with a significant international component, in light of the additional expenses and complexity of administering international investments. The Trustees also considered the Adviser’s agreement that the Funds will share in future cost savings expected to result from new transfer agency arrangements established for the Funds in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

For the NACM Emerging Markets Opportunities and Global Funds, advisory fees were below median and total expense ratios were above median (in the third quartile) for the retail expense groups and below median for the institutional expense groups. For the NACM Growth and International Funds, advisory fees and total expense ratios were below median for all expense groups. For the NACM Income & Growth Fund, advisory fees were above median (in the third quartile) and total expense ratios were above median (in the fourth quartile) for all expense groups. For the NACM Mid-Cap Growth Fund, advisory fees were above median (in the third quartile) and total expense ratios were above median (in the third quartile for the retail expense group and in the fourth quartile for the institutional expense group). For the NACM Pacific Rim Fund, advisory fees were below median and the total expense ratios were above median (in the fourth quartile) for all expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Adviser and the costs incurred by the Sub-Adviser in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including a profitability report prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2008. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between series of the Trust, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from the Sub-Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Sub-Adviser in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability, and other considerations described above, and concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider additional

12.31.08	Allianz Funds Semiannual Report	45

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

46	Allianz Funds Semiannual Report	12.31.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”)

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC

600 West Broadway

San Diego, CA 92101

Distributor

Allianz Global Investors Distributors LLC (“AGID”)

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”)

330 W. 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

AZ801SA_24437

Allianz Funds Semiannual Report

DECEMBER 31, 2008

Stock Funds

Share Classes

Institutional
Administrative

Class P

CADENCE CAPITAL MANAGEMENT

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz CCM Focused Growth Fund

Allianz CCM Emerging Companies Fund

NFJ INVESTMENT GROUP

Allianz Global Investors Value Fund

(formerly Allianz OCC Value Fund)

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

Allianz NFJ International Value Fund

OPPENHEIMER CAPITAL

Allianz OCC Renaissance Fund

Allianz OCC Equity Premium Strategy Fund

Allianz OCC Growth Fund

Allianz OCC Target Fund

Allianz OCC Opportunity Fund

MULTI-MANAGER

Allianz Global Investors Multi-Style Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		23
Schedule of Investments		25
Statements of Assets and Liabilities		46
Statements of Operations		50
Statements of Changes in Net Assets		54
Financial Highlights		60
Notes to Financial Statements		76
Board Approval of Investment Advisory and Portfolio Management Agreements		89

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Multi-Style Fund	6	25
Allianz Global Investors Value Fund	7	26
Allianz CCM Capital Appreciation Fund	8	27
Allianz CCM Emerging Companies Fund	9	28
Allianz CCM Focused Growth Fund	10	29
Allianz CCM Mid-Cap Fund	11	30
Allianz NFJ All-Cap Value Fund	12	32
Allianz NFJ Dividend Value Fund	13	33
Allianz NFJ International Value Fund	14	34
Allianz NFJ Large-Cap Value Fund	15	35
Allianz NFJ Mid-Cap Value Fund	16	36
Allianz NFJ Small-Cap Value Fund	17	37
Allianz OCC Equity Premium Strategy Fund	18	39
Allianz OCC Growth Fund	19	40
Allianz OCC Opportunity Fund	20	41
Allianz OCC Renaissance Fund	21	43
Allianz OCC Target Fund	22	45

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended December 31, 2008.

Tight credit conditions, global economic slowing and the high-profile failures of leading financial institutions caused stock prices to fall drastically during the period. No sector or market segment was spared in a stock market decline that ranks among the worst on record. During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy and financials sectors were especially hard hit.

The Standard & Poor’s 500 Index of U.S. stocks returned -28.48% for the period. Value stocks fared better than growth stocks. Large and mid-cap growth stocks underperformed small-caps. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned -32.31%. Its counterpart, the Russell 1000 Value Index, posted a -26.93% return. To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-498-5413. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

Semiannual Report	December 31, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the A shares and the Institutional and Administrative shares were first offered in (month/year): Allianz Global Investors Multi-Style (2/99) and OCC Target (3/99). The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in (month/year): OCC Growth (3/99), OCC Opportunity (3/99) and OCC Renaissance (12/97 and 8/98, respectively). The oldest share class for the following Funds is the Institutional shares and the Administrative shares were first offered in (month/year): CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06), NFJ Small-Cap Value (11/95), OCC Equity Premium Strategy Fund (4/01) and Allianz Global Investors Value (formerly OCC Value) (8/97). Class P shares were launched on July 7, 2008. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Funds’ portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 7/1/08 to 12/31/08.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $ 8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Semiannual Report	December 31, 2008	5

Allianz Global Investors Multi-Style Fund

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Multi-Style Fund seeks long-term capital appreciation and current income by normally investing in a diversified portfolio of other Allianz and PIMCO Funds. Normally, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds.

•

The Fund’s performance versus the benchmark was driven by underweighted positions in most of its underlying funds. Underperformers included the PIMCO StockPlus Fund, the Allianz NFJ Large Cap Value Fund, the Allianz OCC Opportunity Fund and the Allianz OCC Target Fund. While the Russell 3000 Index lost 8.73% and MSCI All Country World ex US Index lost 21.84%, the Barclays Capital aggregate Bond Index registered a slight loss of 0.49% during the third quarter.

•	On the fixed income side, the PIMCO High Yield Fund was the biggest underperformer.

•	The top performing sub-funds within the portfolio, on a relative basis, were the Allianz RCM Mid-Cap Fund and Allianz RCM Large-Cap Growth Fund.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (09/30/98)
Allianz Global Investors Multi-Style Fund Institutional Class	–21.48%	–26.72%	0.95%	3.00%	3.90%
Russell 3000 Index	–29.52%	–37.31%	–1.95%	–0.80%	1.12%
Barclays Capital Aggregate Bond Index	4.07%	5.24%	4.65%	5.63%	5.53%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	–18.51%	–23.41%	1.48%	2.42%	3.55%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	–20.52%	–25.38%	–0.36%	1.17%	2.10%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.82% for Institutional shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Fund Allocation

PIMCO Total Return	33.8%
PIMCO StocksPLUS	14.0%
NACM International	11.0%
OCC Renaissance	7.6%
NFJ Large Cap Value	7.5%
RCM Large-Cap Growth	7.3%
RCM Mid-Cap	5.8%
High Yield	2.4%
OCC Opportunity	2.1%
Other	8.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Institutional Class
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$785.20	$1,024.30
Expenses Paid During Period	$0.45	$0.50

Expenses are equal to the ratio (0.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Funds

Allianz Global Investors Value Fund (formerly Allianz OCC Value Fund)

(Unaudited)

Fund Insights

•

Allianz Global Investors Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions. Stocks rallied from late November through year end, recovering significant lost ground.

•

Fund holdings in energy contributed significantly to declines. As the price of crude oil retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production companies and oilfield services firms. Positions in Hess, an oil and natural gas producer; Halliburton, the world’s second largest oil field services provider, and offshore drilling companies Transocean and Diamond Offshore all declined in this environment.

•

Falling commodities prices triggered declines in materials stocks, including the Fund’s positions in Freeport-McMoran Copper and Gold, Dow Chemical and International Paper. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest producer to cut jobs, defer overseas expansion and halt its annual dividend. Dow Chemical shares fell after a canceled joint venture with Kuwait dashed prospects of a needed cash infusion.

•

Among industrials companies, the Fund’s positions in defense contractors Lockheed Martin and Raytheon benefited performance relative to the benchmark Russell 1000 Value Index. Lockheed shares advanced as the company successfully delivered the first of 55 shallow water ships ordered by the U.S. Navy. Raytheon shares rose on reports of improved profitability.

•

In financials, an underweight position benefited relative returns. The Fund’s holdings at the beginning of the period in credit card issuer Capital One Financial and global commercial finance company CIT Group proved beneficial to returns for the reporting period. Capital One shares rose in the third quarter on favorable analyst comments on the firm’s liquidity and capital base. CIT shares advanced with the bank’s receipt of a $500-million funding commitment from Wells Fargo.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz Global Investors Value Fund Institutional Class	–30.75%	–48.75%	–6.56%	2.04%	7.86%
Allianz Global Investors Value Fund Administrative Class	–30.78%	–48.81%	–6.78%	1.78%	7.58%
Russell 1000 Value Index	–26.93%	–36.85%	–0.79%	1.36%	8.43%
Lipper Large-Cap Value Fund Average	–27.93%	–37.36%	–1.91%	0.51%	6.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.71% for Institutional shares, 0.96% for Administrative shares and 1.36% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Fund Allocation

Financial Services	20.1%
Energy	15.5%
Healthcare	13.8%
Industrials	12.2%
consumer Discretionary	7.6%
Telecommunications	7.1%
Consumer Staples	6.5%
Information Technology	5.6%
Other	9.5%
Cash & Equivalents - Net	2.1%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$692.50	$692.20	$1,021.58	$1,020.32
Expenses Paid During Period	$3.07	$4.14	$3.67	$4.94

For each class of the Fund, expenses are equal to the expense ratio for the class (0.72% for Institutional Class, 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class).

Semiannual Report	December 31, 2008	7

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in the industrials sector were among the most significant detractors from Fund performance. SPX Corp., the world’s largest maker of dry cooling towers for power plants, detracted from relative returns. Share prices fell as SPX lowered its 2008 earnings forecasts on news of slowing demand amid the economic downturn.

•

In consumer staples, shares of Avon Products fell as the largest direct seller of beauty products reported that third-quarter profits rose less than analysts expected due to a drop in North American sales. The company also lowered its full-year earnings outlook amid concerns of a possible decline in fourth quarter sales.

•

Among materials stocks, the Fund’s position in fertilizer maker Mosaic declined on the company’s forecast for lower sales due to the global recession and lower grain prices. Mosaic withdrew its 2009 fiscal year sales forecasts for phosphates and potash, citing the uncertainties in the global economy.

•

Stock selection in the consumer discretionary sector was a positive contributor to the Fund’s relative performance. Apollo Group shares rose solidly as the owner of the for-profit University of Phoenix said fiscal fourth-quarter profit beat analyst estimates. Shares of fast-food leader McDonald’s rose on news of higher same store sales. Although many consumers have begun to cut back on restaurant meals to save cash, the chain reported strong sales of breakfast items, chicken sandwiches and value-menu options.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Institutional Class	–35.04%	–42.54%	–2.28%	–0.18%	8.11%
Allianz CCM Capital Appreciation Fund Administrative Class	–35.14%	–42.71%	–2.53%	–0.41%	7.86%
Allianz CCM Capital Appreciation Fund Class P	–35.11%	–42.63%	–2.39%	–0.29%	8.00%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	5.78%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	7.34%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	5.88%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.69% for Institutional shares, 0.93% for Administrative shares and 0.78% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	26.4%
Healthcare	18.8%
Consumer Staples	10.5%
Energy	7.4%
Financial Services	5.5%
Consumer Discretionary	5.5%
Retail	5.0%
Aerospace	4.1%
Other	15.1%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$649.60	$648.60	$670.30	$1,021.63	$1,020.37	$1,021.12
Expenses Paid During Period	$2.95	$3.99	$3.28	$3.62	$4.89	$4.13

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class, 0.81% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Emerging Companies Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in the common stocks of companies with very small market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in the industrials sector contributed significantly to declines for the period. Shares of Chart Industries fell after the company reported a 68% increase in third-quarter profits but reduced its 2008 sales forecast.

•

In energy, positions in oil and gas exploration companies detracted from returns. Shares of Callon Petroleum fell after the company halted operations due to damages caused by hurricanes Gustav and Ike. However, late in the period, Callon reaffirmed 2008 production guidance and announced resumed production at its most significant facilities in the Gulf of Mexico.

•

The Fund’s exposure to financials stocks benefited returns versus the benchmark. A position in specialty insurer Amerisafe advanced on reports of higher quarterly profits. The high-hazard workers’ compensation insurance carrier attributed the rise in profitability to careful risk selection, disciplined pricing, conservative reserve management and careful investing. Late in the fourth quarter, the company’s share price received an added boost from reports that the stock would be added to the S&P Small Cap 600 Index.

•	Within utilities, South Jersey Industries rose during the period, boosted by news that its subsidiary, South Jersey Gas had received government approval to decrease its basic gas supply service rate.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (06/25/93)
Allianz CCM Emerging Companies Fund Institutional Class	–34.20%	–42.58%	–5.53%	2.97%	8.48%
Allianz CCM Emerging Companies Fund Administrative Class	–34.31%	–42.73%	–5.77%	2.72%	8.21%
Russell 2000 Growth Index	–32.51%	–38.54%	–2.35%	–0.76%	3.45%
Lipper Small-Cap Growth Fund Average	–34.29%	–42.10%	–3.80%	1.01%	5.15%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.51% for Institutional shares and 1.76% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	21.7%
Healthcare	15.3%
Financial Services	10.6%
Consumer Discretionary	9.3%
Commercial Services	6.1%
Consumer Staples	5.9%
Capital Goods	3.9%
Transportation	3.7%
Other	20.8%
Cash & Equivalents — net	2.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$658.00	$656.90	$1,018.05	$1,016.79
Expenses Paid During Period	$5.93	$6.97	$7.22	$8.49

For each class of the Fund, expenses are equal to the expense ratio for the class (1.42% for Institutional Class, 1.67% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	9

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Stock selection in the industrials sector detracted significantly from returns during the period. A position in Union Pacific, the largest U.S. railroad, detracted from Fund performance as share prices fell in the market selloff and after the company forecast lower shipping volumes. Transportation of lumber, chemicals and autos weakened. The company reported that shipments of some energy-related products, such as wind turbines and sand for oil drilling, remain strong.

•

Holdings in the materials and energy sectors detracted from the Fund’s returns during the period. Shares of fertilizer maker Terra Industries declined following a steep drop in agricultural prices amid worries that the expected global economic slowdown would negatively impact food and fertilizer demand. Within energy, Ensco International weighed on performance. Oil drilling and exploration companies suffered the brunt of tumbling crude oil prices.

•

Stock selection in the consumer discretionary sector contributed positively to relative returns. Apollo Group shares rose solidly as the owner of the for-profit University of Phoenix said fiscal fourth-quarter profit beat analyst estimates. In addition, one analyst said Apollo’s strong free cash flow, healthy balance sheet, cyclical business model and identifiable growth drivers made the company attractive in the volatile economic environment.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Institutional Class	–35.96%	–41.27%	–0.62%	—	–3.44%
Allianz CCM Focused Growth Fund Administrative Class	–36.02%	–41.39%	–0.85%	—	–3.67%
Allianz CCM Focused Growth Fund Class P	–35.99%	–41.32%	–0.72%	—	–3.54%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	–5.42%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	–4.11%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.72% for Institutional shares, 0.96% for Administrative shares and 0.81% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	35.2%
Healthcare	17.8%
Consumer Staples	8.1%
Energy	6.9%
Consumer Discretionary	6.9%
Aerospace	5.4%
Chemicals	5.2%
Consumer Services	4.9%
Other	6.6%
Cash & Equivalents — net	3.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$640.40	$639.80	$661.10	$1,021.63	$1,020.37	$1,021.17
Expenses Paid During Period	$2.94	$3.97	$3.22	$3.62	$4.89	$4.08

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class, 0.80% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

10	Allianz Funds

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of companies represented in the Russell Midcap Index.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Holdings in the industrials sector contributed significantly to the Fund’s decline during the period. SPX Corp., the world’s largest maker of dry cooling towers for power plants, detracted from the Fund’s returns. Share prices fell as SPX lowered 2008 earnings forecasts on slowing demand amid the economic downturn. Shares of mining equipment maker Joy Global also fell with lower metals prices. The company forecast 2009 profits below analyst expectations due to slowing equipment orders and the stronger dollar’s negative effect on sales abroad.

•

Holdings in the materials sector detracted from Fund performance. Shares of fertilizer maker Terra Industries declined on a steep drop in agricultural prices and worries the global economic slowdown would cut demand.

•

Fund positions in the financials and consumer discretionary sectors were positive contributors to performance versus the benchmark. Within financials, reinsurer Arch Capital Group posted gains for the six-month period following a bullish analyst report on reinsurers. Within the consumer discretionary sector, shares of Dollar Tree advanced on higher quarter sales and profits, as consumers shopped for bargains in the weak economic environment. The company noted food and seasonal merchandise were its strongest sellers.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Institutional Class	–41.20%	–44.43%	–1.01%	1.54%	8.30%
Allianz CCM Mid-Cap Fund Administrative Class	–41.28%	–44.58%	–1.25%	1.28%	8.03%
Allianz CCM Mid-Cap Fund Class P	–41.24%	–44.49%	–1.11%	1.44%	8.19%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	6.45%
Lipper Mid-Cap Core Fund Average	–39.29%	–44.49%	–2.63%	0.14%	5.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.69% for Institutional shares, 0.94% for Administrative shares and 0.79% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	23.2%
Healthcare	13.2%
Consumer Discretionary	11.7%
Capital Goods	7.2%
Insurance	6.9%
Consumer Staples	6.1%
Energy	5.5%
Financial Services	4.5%
Other	21.1%
Cash & Equivalents — net	0.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$588.00	$587.20	$618.50	$1,021.63	$1,020.37	$1,021.12
Expenses Paid During Period	$2.84	$3.84	$3.18	$3.62	$4.89	$4.13

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class, 0.81% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	11

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book and price-to-cash flow ratios.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production and oilfield services firms. Halliburton, the world’s second largest oilfield provider, acknowledged it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings were susceptible to budget cuts for exploration and production.

•

Falling commodities prices triggered declines in materials stocks during the period, including the Fund’s positions in Freeport McMoran Copper and Gold and in Alcoa. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest copper producer to cut jobs, defer overseas expansion and halt its annual dividend. Alcoa shares declined on fears of weakening demand from China and India.

•

In the consumer staples sector, positions in Supervalu and Corn Products International detracted from performance during the period. Supervalu, one of the nation’s largest grocery chains, posted losses as consumers cut back and competition from Wal-Mart and other lower-priced food and drug stores increased.

•

Stock selections among financials boosted returns versus the benchmark during the period. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Institutional Class	–32.73%	–41.62%	–3.59%	—	3.73%
Allianz NFJ All-Cap Value Fund Administrative Class	–32.80%	–41.74%	–3.83%	—	3.47%
Allianz NFJ All-Cap Value Fund Class P	–32.76%	–41.68%	–3.69%	—	3.62%
Russell 3000 Value Index	–26.49%	–36.25%	–0.72%	1.69%	3.36%
Lipper Multi-Cap Value Fund Average	–29.49%	–38.16%	–2.11%	1.83%	2.37%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.91% for Institutional shares, 1.16% for Administrative shares and 1.02% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	21.5%
Energy	15.0%
Industrial	13.9%
Consumer Discretionary	8.9%
Healthcare	7.8%
Consumer Staples	6.7%
Utilities	6.4%
Telecommunications	4.6%
Other	5.8%
Cash & Equivalents — net	9.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.000	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$672.70	$672.00	$695.80	$1,020.52	$1,019.31	$1,019.30
Expenses Paid During Period	$3.92	$4.93	$4.19	$4.74	$5.96	$4.99

For each class of the Fund, expenses are equal to the expense ratio for the class (0.93% for Institutional Class, 1.17% for Administrative Class, 1.02% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production companies and oilfield services firms. Halliburton, the world’s second largest oil field services provider, acknowledged that it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings are susceptible to the risk of budget cuts for exploration and production.

•

Among technology companies, Seagate announced earnings significantly below the same period a year earlier, widely missing analysts’ estimates. The company experienced a greater-than-expected decline in hard disc drive demand and selling prices, especially in the personal computer market.

•

Falling commodities prices triggered declines in materials stocks, including the Fund’s positions in Alcoa and Dow Chemical. Alcoa shares weakened on fears of softening demand from China and India. Dow Chemical shares fell after a canceled joint venture with the government of Kuwait dashed prospects of a needed cash infusion for the company.

•

An underweight position in financials proved beneficial to returns versus the benchmark. Shares of Annaly Capital Management rallied as the real estate investment trust reported earnings nearly double year-earlier levels. The company, which invests in mortgage-backed securities, benefited from lower borrowing costs that have widened the spread between the rates it paid and those it received on government-backed mortgage securities.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Institutional Class	–28.90%	–36.06%	1.32%	—	5.69%
Allianz NFJ Dividend Value Fund Administrative Class	–28.98%	–36.17%	1.07%	—	5.42%
Allianz NFJ Dividend Value Fund Class P	–28.87%	–36.06%	1.24%	—	5.60%
Russell 1000 Value Index	–26.93%	–36.85%	–0.79%	1.36%	0.91%
Lipper Equity Income Fund Average	–25.31%	–33.77%	–0.73%	1.08%	0.73%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.67% for Institutional shares, 0.92% for Administrative shares and 0.77% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Energy	20.0%
Financial Services	17.6%
Industrial	12.1%
Consumer Discretionary	10.6%
Healthcare	10.3%
Consumer Staples	8.3%
Telecommunications	6.1%
Information Technology	5.6%
Other	5.2%
Cash & Equivalents — net	4.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$711.00	$710.20	$730.70	$1,021.83	$1,020.57	$1,024.25
Expenses Paid During Period	$2.89	$3.97	$3.21	$3.41	$4.69	$3.76

For each class of the Fund, expenses are equal to the expense ratio for the class (0.67% for Institutional Class, 0.92% for Administrative Class, 0.77% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	13

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

International stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. The ripple effects of the credit crisis in the United States – including massive financial deleveraging, a crisis of confidence and global recession – sent markets in Europe, Japan and emerging economies to close the period sharply lower. Central Banks announced cuts in target interest rates and governments worldwide stepped up efforts to introduce fiscal stimulus packages.

•

Fund holdings in the energy sector contributed significantly to declines, as falling oil prices dragged the prices of other fuel sources lower during the period. The effect was particularly difficult for metallurgical coal company Teck Cominco. The company’s shares fell on concerns that it would be unable to repay a bridge loan, used in its $13 billion acquisition of Fording Canadian Coal. The takeover was announced in July, when copper and coal prices were soaring. Since then demand for coal has dissipated.

•	Among industrials companies, shares of Greek Dryships fell on slowing global demand for transporting coal, steel and other dry bulk freight.

•

The falling prices of metals, steel and other Brazilian commodities dragged utilities lower. Shares of Brazil’s biggest water utility, Saneamento de Sao Paulo, fell on slack demand. The company maintained strong cash flow, low leverage and was highly liquid.

•

Among consumer staples stocks, shares of international food retailer Delhaize fell but outperformed the benchmark due to higher profits that beat estimates. Increasingly, cash-strapped consumers were choosing to eat in rather than dine out to the benefit of grocers.

•

Stock selections among financials boosted returns versus the benchmark. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Institutional Class	–41.66%	–44.45%	7.21%	—	14.10%
Allianz NFL International Value Fund Class P	–41.63%	–44.45%	7.13%	—	14.01%
MSCI AC World Index ex USA	–39.36%	–45.53%	2.56%	—	8.87%
Lipper International Multi-Cap Value Fund Average	–35.56%	–43.19%	1.55%	2.64%	7.82%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.04% for Institutional shares, 1.29% for Administrative shares and 1.16% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United Kingdom	15.5%
Canada	12.6%
Brazil	10.1%
Japan	7.6%
Bermuda	7.1%
France	6.4%
Mexico	5.2%
Germany	4.9%
Other	27.1%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$583.40	$607.30	$1,019.91	$1,018.62
Expenses Paid During Period	$4.19	$4.52	$5.35	$5.68

Expenses are equal to the ratio (1.05% for Institutional Class, 1.16% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production and oilfield services firms. Halliburton, the world’s second largest oilfield provider, acknowledged it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings are susceptible to budget cuts for exploration and production.

•

Falling commodities prices triggered declines in materials stocks during the period, including the Fund’s positions in Freeport McMoran Copper and Gold and in Alcoa. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest copper producer to cut jobs, defer overseas expansion and halt its annual dividend. Alcoa shares weakened on fears of softening demand from China and India.

•

An underweight position in financials proved beneficial to returns versus the benchmark. Travelers shares advanced as the insurer sought to distance itself from AIG, the only insurer that sells more coverage to U.S. companies. After AIG received $150 billion in federal funds to prevent its collapse, Traveler’s CEO sent a letter to Treasury Secretary Paulson stating that the company does not require any assistance from the government.

•

In industrials, Waste Management rose late in the period on the announcement of a dividend increase for 2009 despite profits that were pinched by falling prices for recycled materials. The company, North America’s largest provider of garbage disposal services, said the dividend hike reflected strong and consistent cash flow.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Institutional Class	–32.19%	–40.57%	–0.68%	—	3.86%
Allianz NFJ Large-Cap Value Fund Administrative Class	–32.32%	–40.73%	–0.95%	—	3.59%
Allianz NFJ Large-Cap Value Fund Class P	–32.17%	–40.58%	–0.77%	—	3.77%
Russell Top 200 Value Index	–24.59%	–36.09%	–1.35%	0.05%	–0.83%
Lipper Large-Cap Value Fund Average	–27.93%	–37.36%	–1.91%	0.51%	–0.01%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.70% for Institutional shares, 0.95% for Administrative shares and 0.82% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	19.0%
Energy	13.9%
Healthcare	12.9%
Industrial	12.4%
Telecommunications	7.3%
Consumer Discretionary	7.1%
Consumer Staples	6.7%
Materials	6.3%
Other	8.6%
Cash & Equivalents — net	5.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$678.10	$676.80	$701.80	$1,021.63	$1,020.37	$1,020.42
Expenses Paid During Period	$3.00	$4.06	$3.26	$3.62	$4.89	$3.87

For each class of the Fund, expenses are equal to the expense ratio for the class (0.71% for Institutional Class, 0.96% for Administrative Class, 0.79% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	15

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in the energy sector contributed significantly to declines, as falling oil prices dragged the prices of other fuel sources lower. The effect was particularly difficult for metallurgical coal company Teck Cominco. The company’s shares fell on concerns that it would be unable to repay a bridge loan used in its $13 billion acquisition of Fording Canadian Coal. The takeover was announced in July, when copper and coal prices were soaring. Since then demand for coal has dissipated. Cimarex ended the year lower as earnings fell short of guidance and the company cut production forecasts as a result of Gulf hurricanes.

•	Among technology companies, Seagate earnings fell significantly below the same period a year earlier, as the company experienced a greater-than-expected decline in hard disc drive demand.

•

In the consumer staples sector, positions in Supervalu and Corn Products International detracted from performance. Supervalu, one of the nation’s largest grocery chains, posted losses as consumers cut back and competition from Wal-Mart and other lower-priced food and drug stores increased.

•

Stock selections among financials boosted returns versus the benchmark. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Institutional Class	–31.36%	–37.49%	N/A	N/A	–15.37%
Allianz NFJ Mid-Cap Value Fund Class P	–31.39%	–37.55%	N/A	N/A	–15.45%
Russell Midcap Value Index	–32.67%	–38.44%	0.33%	4.44%	–15.94%
Lipper Mid-Cap Value Fund Average	–31.90%	–38.26%	–1.04%	5.04%	–15.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 0.88% for Institutional shares and 0.96% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	24.0%
Consumer Discretionary	14.4%
Industrial	14.4%
Utilities	9.3%
Consumer Staples	7.2%
Energy	7.2%
Materials	6.1%
Information Technology	4.8%
Other	7.3%
Cash & Equivalents — net	5.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$686.40	$707.60	$1,020.82	$1,019.49
Expenses Paid During Period	$3.70	$4.06	$4.43	$4.80

Expenses are equal to the ratio (0.87% for Institutional Class, 0.98% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

16	Allianz Funds

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

The Fund’s overweight position in energy contributed significantly to declines as falling oil prices hit oilfield service and exploration companies hardest. Shares of Berry Petroleum fell on liquidity and debt concerns. Falling oil prices reduced the value of the firm’s reserves, which serve as collateral on Berry’s revolving credit line. The company sharply cut its capital budget for 2009 in response to the threat of a cash crunch.

•

Among industrials, shares of Genco Shipping & Trading and Excel Maritime fell on weakness in dry bulk freight rates. Genco, which operates 28 vessels for the transport of coal, grain and steel, cancelled an order for six new carriers. Excel Maritime ships iron ore and coal. Analysts expressed concerned that the slowing global economy could reduce demand for shipping services.

•	In financials, the Fund’s position in CBL & Associates fell as the shopping mall owner cut dividends in anticipation of difficult access to capital amid a dim outlook for retail shopping malls.

•

In materials, positions in Royal Gold and Iamgold advanced on rising gold prices and a bullish outlook. While demand for gold has grown, worldwide production has been declining and barriers to entry are high for the development of new mines. Colorado-based Royal Gold receives royalties on gold and silver mines. Toronto-based Iamgold’s principal asset is a mine in Mali, West Africa. The company has exploration initiatives in Africa and South America.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Institutional Class	–24.51%	–26.18%	5.08%	8.89%	11.33%
Allianz NFJ Small-Cap Value Fund Administrative Class	–24.60%	–26.36%	4.82%	8.50%	10.98%
Allianz NFJ Small-Cap Value Fund Class P	–24.56%	–26.27%	4.98%	8.78%	11.22%
Russell 2000 Value Index	–21.17%	–28.92%	0.27%	6.11%	10.43%
Lipper Small-Cap Value Fund Average	–27.23%	–33.45%	–0.90%	5.41%	8.76%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.82% for Institutional shares, 1.07% for Administrative shares and 0.92% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Industrial	19.8%
Financial Services	16.3%
Materials	13.2%
Utilities	11.7%
Energy	11.4%
Consumer Staples	7.0%
Consumer Discretionary	5.4%
Healthcare	5.0%
Other	3.0%
Cash & Equivalents — net	7.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$754.90	$754.00	$794.00	$1,021.02	$1,019.76	$1,019.83
Expenses Paid During Period	$3.67	$4.77	$3.96	$4.23	$5.50	$4.46

For each class of the Fund, expenses are equal to the expense ratio for the class (0.83% for Institutional Class, 1.08% for Administrative Class, 0.91% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	17

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

An overweight position in the information technology sector contributed to performance for the period. Shares of Google, Corning and Nokia fell as consumer and business spending on technology services and equipment diminished with the slowing economy.

•

Health care stock selection and an overweight position in the sector benefitted performance. Shares of pharmaceutical company Abbott Laboratories advanced during the period, as the company beat analysts’ estimates for third-quarter revenues and earnings. Fellow pharmaceutical companies Merck and Roche continued to grow even in the difficult economic environment.

•	Materials stock selection hurt Fund performance for the period. Mosaic, which produces potash and phosphate for use in fertilizer, fell on worries about a global downturn in fertilizer demand.

•

Stock selection among telecommunications companies detracted from performance relative to the benchmark. Sprint declined on concerns about the erosion of its market share, while NII Holdings, which provides wireless services in Latin America, fell on worries that its growth may be slowing.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Institutional Class	–33.06%	–40.71%	–3.66%	1.61%	7.45%
Allianz OCC Equity Premium Strategy Fund Administrative Class	–33.18%	–40.96%	–3.88%	1.32%	7.16%
Allianz OCC Equity Premium Strategy Fund Class P	–33.19%	–40.85%	–3.78%	1.49%	7.33%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	6.81%
Lipper Large-Cap Core Fund Average	–29.22%	–37.23%	–2.88%	–1.72%	5.67%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.88% for Institutional shares, 1.13% for Administrative shares and 0.98% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	20.5%
Financial Services	15.1%
Technology	14.2%
Energy	12.4%
Consumer Staples	12.1%
Aerospace	4.9%
Materials & Processing	4.2%
Consumer Discretionary	4.0%
Other	12.3%
Cash & Equivalents — net	0.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$669.40	$668.20	$688.20	$1,020.77	$1,019.51	$1,019.45
Expenses Paid During Period	$3.70	$4.75	$4.05	$4.48	$5.75	$4.85

For each class of the Fund, expenses are equal to the expense ratio for the class (0.88% for Institutional Class, 1.13% for Administrative Class, 0.99% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

In health care, stock selection decisions and an overweighting contributed to relative performance. Shares of pharmaceutical company Gilead rallied after topping earnings estimates on continued strong sales growth for its HIV medications. The company is the leading maker of AIDS treatments. About 80% of all treated patients take at least one of Gilead’s HIV drugs.

•

In absolute terms, Fund holdings in the information technology sector contributed most significantly to declines for the period. Shares of Research In Motion fell after being downgraded by analysts as competition and the prospects of a price war became more likely. As the market entered a more difficult phase of slowing consumer spending, the maker of the popular Blackberry phone increased marketing efforts, including the subsidy spending needed to support newly launched products.

•

Positions in industrials companies detracted from both relative and absolute performance. In the industrials sector, shares of Textron fell as the diversified manufacturer forecast a loss for the final quarter of 2008. The company, which operates manufacturing, finance and aircraft product lines, announced plans to exit its commercial finance business except for the financing of customer purchases of Textron products. Shares of railroad company Union Pacific also weakened. The company reported layoffs and reduced working hours for 1,500 workers due to slack demand for rail services.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Institutional Class	–32.11%	–36.98%	0.17%	–2.45%	10.03%
Allianz OCC Growth Fund Administrative Class	–32.18%	–37.15%	–0.07%	–2.73%	9.75%
Allianz OCC Growth Fund Class P	–32.14%	–37.05%	0.07%	–2.55%	9.92%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	8.87%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	9.88%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.76% Institutional shares, 1.01% for Administrative shares and 0.86% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	25.2%
Technology	22.3%
Consumer Staples	9.8%
Financial Services	8.0%
Energy	7.7%
Capital Goods	4.1%
Telecommunications	4.0%
Chemicals	3.4%
Other	8.1%
Cash & Equivalents—net	7.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$678.90	$678.20	$692.80	$1,021.32	$1,020.06	$1,020.03
Expenses Paid During Period	$3.26	$4.31	$3.57	$3.92	$5.19	$4.26

For each class of the Fund, expenses are equal to the expense ratio for the class (0.77% for Institutional Class, 1.02% for Administrative Class, 0.87% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	19

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

An overweight position in energy companies detracted from performance in both absolute and relative terms. Shares of exploration and production companies Quicksilver, Petroquest Energy and others fell along with market prices for oil and natural gas. Quicksilver reported that its board approved a 2009 capital budget significantly lower than previously forecast. Petroquest reported that the oil price decline had a significant negative impact on their proved reserves.

•

Holdings in the industrials sector also detracted broadly from Fund returns. Shares of global aviation company AerCap Holdings fell despite reporting rising profits that exceeded analysts’ estimates. The Dutch company attributed the profit jump to higher rents received on its fleet of leased aircraft. However, it also reported sluggish aircraft sales due to economic weakness. Analysts warned of a tough outlook for the global airline industry due to slackening demand from passengers.

•

Stock selection in financial services companies boosted performance relative to the benchmark. Student lender Nelnet Inc. reported it swung to a profit in the third quarter, surpassing Wall Street’s expectations. The company reported that it had provided additional equity support for a $2.5 billion federal student loan warehouse facility, at which all of the loans are guaranteed by the federal government. The company continues to generate positive cash flow from operations.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Opportunity Fund Institutional Class	–36.94%	–46.12%	–3.68%	1.09%	10.72%
Allianz OCC Opportunity Fund Administrative Class	–37.03%	–46.22%	–3.91%	0.90%	10.47%
Allianz OCC Opportunity Fund Class P	–36.95%	–46.16%	–3.78%	0.99%	10.61%
Russell 2000 Growth Index	–32.51%	–38.54%	–2.35%	–0.76%	5.54%
Lipper Small-Cap Growth Fund Average	–34.29%	–42.10%	–3.80%	1.01%	4.47%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.91% for Institutional shares, 1.16% for Administrative shares and 1.02% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	23.3%
Technology	15.3%
Energy	13.3%
Transportation	10.6%
Commercial Services	8.6%
Financial Services	6.8%
Consumer Discretionary	4.9%
Hotels/Gaming	3.4%
Other	13.4%
Cash & Equivalents—net	0.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$630.60	$629.70	$656.10	$1,020.51	$1,019.25	$1,019.25
Expenses Paid During Period	$3.78	$4.81	$4.14	$4.69	$5.96	$5.04

For each class of the Fund, expenses are equal to the expense ratio for the class (0.92% for Institutional Class, 1.17% for Administrative Class, 1.03% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Positions in the industrials sector weighed on Fund performance during the period. Shares of French steel tube maker Vallourec fell on the news of downgrades by analysts who acknowledged continued demand and favorable industry positioning but saw minimal upside for the stock given weakness in oil and gas markets.

•

In absolute terms, the Fund’s holdings in financials contributed significantly to declines. Life insurance stocks sustained their worst month in a decade as the value of insurers’ stock and bond reserves declined. The Fund’s position in Genworth Financial weakened in this environment. However, the sector experienced sharp crosscurrents as investors differentiated between financial companies with solid balance sheets, bidding them up, and those that are experiencing severe problems and may not survive, selling them off. Bank holding company Prosperity Bancshares and Mortgage REIT Annaly Capital Management both had limited exposure to problem investments and contributed to absolute performance.

•

Exposure to the materials sector detracted. Shares of fertilizer chemicals manufacturer Mosaic fell despite reports that fiscal fourth quarter earnings quadrupled from year-earlier levels and exceeded analyst expectations. The drop reflected concerns over the sustainability of fertilizer demand in the face of a global economic slowdown.

•

Although every market sector was down for the period, several consumer holdings performed well. Apollo Group, a for-profit educational institution that owns the University of Phoenix, reported favorable quarterly financial results and record enrollments, while tax-services firm H&R Block rose on strong cash flow and the non-cyclical nature of the company’s business.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Institutional Class	–32.61%	–39.78%	–4.25%	5.62%	10.29%
Allianz OCC Renaissance Fund Administrative Class	–32.74%	–39.96%	–4.49%	5.42%	10.05%
Russell Midcap Value Index	–32.67%	–38.44%	0.33%	4.44%	10.30%
Lipper Multi-Cap Core Fund Average	–31.60%	–38.81%	–2.61%	0.82%	7.88%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are 0.85% for Institutional shares and 1.11% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	29.1%
Utilities	15.0%
Technology	8.0%
Healthcare	7.8%
Energy	5.8%
Commercial Services	5.6%
Materials & Processing	4.3%
Consumer Staples	3.2%
Other	13.7%
Cash & Equivalents — net	7.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$673.90	$672.60	$1,021.07	$1,019.81
Expenses Paid During Period	$3.46	$4.51	$4.18	$5.45

For each class of the Fund, expenses are equal to the expense ratio for the class (0.82% for Institutional Class, 1.07% for Administrative Class, 1.47% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	21

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy companies detracted from performance in both absolute and relative terms. Shares of exploration and production companies Quicksilver, Petrohawk Energy and others fell along with market prices for oil and natural gas. Quicksilver reported that its board approved a 2009 capital budget significantly lower than previously forecast.

•

Positions in the industrials sector also weighed broadly on performance. Shares of global aviation company AerCap Holdings fell despite its report of rising profits that exceeded analysts’ estimates. The Dutch company attributed the profit jump to higher rents received on its fleet of leased aircraft. However, it also reported sluggish aircraft sales due to economic weakness. Analysts warned of a tough outlook for the global airline industry due to slackening demand from passengers. Shares of Textron fell as the diversified manufacturer forecast a loss for the final quarter of 2008 and announced plans to exit its commercial finance business except for the financing of customer purchases of Textron products.

•

Among consumer discretionary stocks, shares of Dollar Tree advanced on earnings that topped analyst expectations. The company benefited from consumers’ increased preference for lower-priced goods. Dollar Tree attributed the rise in third quarter earnings to strong sales of food and seasonal merchandise. Shares of Darden Restaurants rallied in the closing weeks of the period, outperforming the benchmark and its peers on the strength of stable sales and effective cost controls at its Red Lobster, Olive Garden and LongHorn Steakhouse restaurants.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Institutional Class	–49.36%	–51.08%	–4.02%	0.34%	7.31%
Allianz OCC Target Fund Administrative Class	–49.44%	–51.23%	–4.26%	0.20%	7.12%
Allianz OCC Target Fund Class P	–49.41%	–51.16%	–4.12%	0.24%	7.20%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	5.70%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	5.37%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.81% for Institutional shares, 1.06% for Administrative shares and 0.91% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	24.6%
Healthcare	14.7%
Consumer Services	13.2%
Energy	12.3%
Consumer Discretionary	11.9%
Financial Services	10.4%
Materials & Processing	2.6%
Capital Goods	2.4%
Other	6.4%
Cash & Equivalents—net	1.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$506.40	$505.60	$531.10	$1,021.07	$1,019.11	$1,019.79
Expenses Paid During Period	$3.11	$4.06	$3.42	$4.18	$5.45	$4.51

For each class of the Fund, expenses are equal to the expense ratio for the class (0.82% for Institutional Class, 1.07% for Administrative Class, 0.92% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiplied by 177/365 for Class P (to reflect the one-half year period).

22	Allianz Funds

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Semiannual Report	December 31, 2008	23

Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

24	Allianz Funds

Schedule of Investments

Allianz Global Investors Multi-Style Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)
ALLIANZ FUNDS (a)(b)—48.2%
CCM Capital Appreciation	137,795	$1,678
CCM Mid-Cap (d)	91,322	1,443
NACM International	1,806,259	19,634
NACM Pacific Rim	288,746	2,818
NFJ Large-Cap Value	1,193,324	13,413
NFJ Small-Cap Value	184,163	3,665
OCC Growth (d)	78,101	1,371
OCC Opportunity (d)	310,965	3,775
OCC Renaissance (d)	1,235,284	13,600
OCC Target (d)	156,676	1,617
RCM Large-Cap Growth	1,464,824	13,052
RCM Mid-Cap (d)	5,969,130	10,386

Total Allianz Funds (cost—$116,568)		86,452

PIMCO FUNDS (a)(c)—52.0%
Foreign Bond (U.S. Dollar-Hedged)	244,845	2,223
High Yield	640,212	4,283
Short-Term	96,103	886
StocksPLUS	4,502,469	25,169
Total Return	5,983,799	60,676

Total PIMCO Funds (cost—$110,506)		93,237

Total Investments (cost—$227,074)—100.2%		179,689

Liabilities in excess of other assets—(0.2)%		(387)

Net Assets—100.0%		$179,302

Notes to Schedule of Investments:
(a) Affiliated fund.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	25

Schedule of Investments

Allianz Global Investors Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Consumer Discretionary—7.6%
CBS Corp., Class B	800,000	$6,552
CVS Corp.	167,200	4,805
Fortune Brands, Inc.	110,000	4,541
Harley-Davidson, Inc.	150,000	2,545
Johnson Controls, Inc.	210,000	3,814
Time Warner, Inc.	762,700	7,673

		29,930

Consumer Staples—6.5%
Altria Group, Inc.	559,900	8,432
Kimberly-Clark Corp.	155,000	8,175
Safeway, Inc.	382,600	9,094

		25,701

Energy—15.5%
Apache Corp.	160,000	11,925
Chevron Corp.	112,500	8,322
ConocoPhillips	245,300	12,706
Diamond Offshore Drilling, Inc.	128,000	7,544
Halliburton Co.	442,500	8,045
Marathon Oil Corp.	455,000	12,449

		60,991

Financial Services—20.1%
Allstate Corp.	425,000	13,923
Bank of America Corp.	564,000	7,941
JPMorgan Chase & Co.	240,000	7,567
MetLife, Inc.	310,000	10,807
PNC Financial Services Group, Inc.	217,900	10,677
Prudential Financial, Inc.	232,400	7,032
Simon Property Group, Inc., REIT	75,000	3,985
Travelers Cos., Inc.	213,800	9,664
Wells Fargo & Co.	250,000	7,370

		78,966

Healthcare—13.8%
Cardinal Health, Inc.	221,100	7,621
Eli Lilly & Co.	229,600	9,246
Johnson & Johnson	145,000	8,675
Medtronic, Inc.	118,600	3,727
Pfizer, Inc.	725,000	12,840
Wyeth	320,000	12,003

		54,112

Industrial—12.2%
3M Co.	77,100	4,436
Burlington Northern Santa Fe Corp.	63,000	4,770
Caterpillar, Inc.	205,000	9,157
FedEx Corp.	72,000	4,619
General Electric Co.	255,000	4,131
Northrop Grumman Corp.	271,700	12,237
Waste Management, Inc.	255,000	8,451

		47,801

Information Technology—5.6%
Hewlett-Packard Co.	145,000	5,262
International Business Machines Corp.	54,000	4,545
Microsoft Corp.	245,000	4,763
Xerox Corp.	960,000	7,651

		22,221

Materials & Processing—4.9%
Dow Chemical Co.	500,000	7,545
International Paper Co.	235,000	2,773
Nucor Corp.	115,000	5,313
PPG Industries, Inc.	86,000	3,649

		19,280

	Shares	Value (000s)

Telecommunications—7.1%
AT&T, Inc.	550,700	$15,695
Verizon Communications, Inc.	355,000	12,034

		27,729

Utilities—4.6%
Dominion Resources, Inc.	157,000	5,627
Edison International	385,200	12,373

		18,000

Total Common Stock (cost—$515,721)		384,731

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $12,111; collateralized by Federal Home Loan Bank, 2.40% due 2/5/09, valued at $12,358 including accrued interest (cost—$12,111)	$12,111	12,111

Total Investments (cost—$527,832)—101.0%		396,842

Liabilities in excess of other assets—(1.0)%		(3,960)

Net Assets—100.0%		$392,882

Glossary:
REIT—Real Estate Investment Trust

26	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.3%
Aerospace—4.1%
L-3 Communications Holdings, Inc.	141,580	$10,446
Lockheed Martin Corp.	161,950	13,617
Raytheon Co.	233,080	11,896

		35,959

Building/Construction—1.0%
Foster Wheeler Ltd. (d)	356,910	8,345

Capital Goods—1.3%
Honeywell International, Inc.	339,170	11,135

Chemicals—2.3%
Monsanto Co.	150,450	10,584
Mosaic Co.	280,000	9,688

		20,272

Commercial Services—1.1%
Alliance Data Systems Corp. (d)	206,760	9,621

Consumer Discretionary—5.5%
Coach, Inc. (d)	579,920	12,045
McDonald’s Corp.	228,490	14,210
Nike, Inc., Class B	193,460	9,866
Yum! Brands, Inc.	367,290	11,570

		47,691

Consumer Services—2.8%
Accenture Ltd., Class A	357,810	11,732
Apollo Group, Inc., Class A (d)(f)	164,730	12,622

		24,354

Consumer Staples—10.5%
Clorox Co.	204,880	11,383
Colgate-Palmolive Co.	180,150	12,347
General Mills, Inc.	182,180	11,067
HJ Heinz Co.	251,880	9,471
Kroger Co.	364,210	9,619
Philip Morris International, Inc.	325,480	14,162
Procter & Gamble Co.	218,340	13,498
SYSCO Corp.	441,650	10,131

		91,678

Energy—7.4%
Apache Corp.	143,980	10,731
ENSCO International, Inc. (f)	252,250	7,161
FMC Technologies, Inc. (d)(f)	252,700	6,022
National-Oilwell Varco, Inc. (d)	347,210	8,486
Noble Corp.	409,091	9,037
Occidental Petroleum Corp.	211,730	12,702
Peabody Energy Corp.	471,270	10,721

		64,860

Financial Services—5.5%
AON Corp.	254,660	11,633
Hudson City Bancorp, Inc. (f)	832,700	13,290
TD Ameritrade Holding Corp. (d)	810,060	11,543
Unum Group	626,310	11,649

		48,115

Healthcare—18.8%
Abbott Laboratories	257,510	13,743
Amgen, Inc. (d)(f)	182,400	10,534
Baxter International, Inc.	216,160	11,584
Becton Dickinson & Co.	160,150	10,953
Biogen Idec, Inc. (d)	218,040	10,385
Bristol-Myers Squibb Co.	455,180	10,583
C.R. Bard, Inc.	126,920	10,694
Covidien Ltd.	295,410	10,706
Express Scripts, Inc. (d)	207,820	11,426
Gilead Sciences, Inc. (d)	257,060	13,146
Johnson & Johnson	257,510	15,407
Pfizer, Inc.	633,830	11,225
St. Jude Medical, Inc. (d)	383,230	12,631
Wyeth	285,110	10,694

		163,711

	Shares		Value (000s)

Materials & Processing—2.2%
Cliffs Natural Resources, Inc.	294,660		$7,546
Sherwin-Williams Co.	199,550		11,923

			19,469

Retail—5.0%
Autozone, Inc. (d)	88,570		12,353
GameStop Corp., Class A (d)	449,540		9,737
Gap, Inc.	854,950		11,448
TJX Cos., Inc.	495,780		10,198

			43,736

Technology—26.4%
Activision Blizzard, Inc. (d)	215,620		1,863
Adobe Systems, Inc. (d)	457,960		9,750
American Tower Corp., Class A (d)	437,660		12,832
Analog Devices, Inc.	498,410		9,480
BMC Software, Inc. (d)	420,520		11,316
Broadcom Corp., Class A (d)	649,090		11,015
CA, Inc.	663,750		12,299
Cisco Systems, Inc. (d)	1,053,970		17,180
DIRECTV Group, Inc. (d)(f)	467,590		10,713
eBay, Inc. (d)	752,620		10,507
Emerson Electric Co.	384,210		14,066
Fiserv, Inc. (d)	297,660		10,826
Harris Corp.	314,730		11,975
Hewlett-Packard Co.	360,450		13,081
International Business Machines Corp.	119,770		10,080
Juniper Networks, Inc. (d)	601,040		10,524
Microsoft Corp.	819,090		15,923
Oracle Corp. (d)	872,320		15,466
Symantec Corp. (d)	692,320		9,360
Xilinx, Inc.	686,980		12,242

			230,498

Transportation—3.1%
CSX Corp.	243,680		7,912
Norfolk Southern Corp.	214,130		10,075
Southwest Airlines Co.	1,036,150		8,932

			26,919

Wholesale—1.3%
W.W. Grainger, Inc.	139,020		10,960

Total Common Stock (cost—$1,043,025)			857,323

SHORT-TERM INVESTMENTS—4.0%
Collateral Invested for Securities on Loan (e)—2.7%
BlackRock Liquidity Funds FedFund Portfolio	1,700,000		1,700
Cash Account Trust—Government & Agency Securities Portfolio	579,460		580
	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†
2.54%	$8,664		5,562
2.56%	4,368		2,804
Gryphon Funding Ltd. (c)(h)(j)† zero coupon	10,270	*	4,693
Societe Generale,
zero coupon due 1/2/09	8,166		8,166

			23,505

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $11,330; collateralized by Federal Home Loan Bank Discount Note, 0.501%, due 3/31/09, valued at $11,561 including accrued interest (cost—$11,330)	$11,330	$11,330

Total Short-Term Investments (cost—$44,006)		34,835

Total Investments (cost—$1,087,031)—102.3%		892,158

Liabilities in excess of other assets—(2.3)%		(20,062)

Net Assets—100.0%		$872,096

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $31,692; cash collateral of $33,919 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	27

Schedule of Investments

CCM Emerging Companies Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace—0.7%
Ducommun, Inc.	50,300	$840

Airlines—1.1%
Hawaiian Holdings, Inc. (a)	219,040	1,397

Capital Goods—3.9%
AZZ, Inc. (a)(c)	63,010	1,581
DXP Enterprises, Inc. (a)	65,340	955
Koppers Holdings, Inc.	68,370	1,478
Robbins & Myers, Inc.	57,940	937

		4,951

Chemicals—2.2%
NewMarket Corp.	22,530	786
Sensient Technologies Corp.	86,800	2,073

		2,859

Commercial Services—6.1%
Albany Molecular Research, Inc. (a)	125,000	1,218
American Public Education, Inc. (a)	36,850	1,370
CoStar Group, Inc. (a)(c)	45,610	1,502
Exponent, Inc. (a)	46,079	1,386
K12, Inc. (a)	64,980	1,239
Sterling Construction Co., Inc. (a)	60,060	1,114

		7,829

Consumer Discretionary—9.3%
Buckle, Inc.	34,770	759
Deckers Outdoor Corp. (a)	25,550	2,041
Einstein Noah Restaurant Group, Inc. (a)	11,340	65
Hibbett Sports, Inc. (a)	39,070	614
Hot Topic, Inc. (a)	117,970	1,094
Jo-Ann Stores, Inc. (a)	117,740	1,824
Stage Stores, Inc.	280,990	2,318
True Religion Apparel, Inc. (a)(c)	103,810	1,291
Unifirst Corp.	38,630	1,147
Volcom, Inc. (a)	68,080	742

		11,895

Consumer Services—3.0%
Emergency Medical Services Corp., Class A (a)	34,560	1,265
Interactive Data Corp.	57,110	1,409
TNS, Inc. (a)	126,640	1,189

		3,863

Consumer Staples—5.9%
Diamond Foods, Inc.	57,280	1,154
Green Mountain Coffee Roasters, Inc. (a)(c)	51,150	1,980
Lancaster Colony Corp.	33,500	1,149
Spartan Stores, Inc.	69,980	1,627
TreeHouse Foods, Inc. (a)(c)	60,460	1,647

		7,557

Energy—3.4%
Lufkin Industries, Inc.	20,020	691
Matrix Service Co. (a)	121,600	933
Newpark Resources (a)	217,400	804
Vaalco Energy, Inc. (a)	177,620	1,321
Willbros Group, Inc. (a)	71,730	608

		4,357

Environmental Services—2.9%
American Ecology Corp.	66,280	1,341
Calgon Carbon Corp. (a)	97,280	1,494
Darling International, Inc. (a)	145,910	801

		3,636

	Shares	Value (000s)

Financial Services—10.6%
Amerisafe, Inc. (a)	105,645	$2,169
Amtrust Financial Services, Inc.	158,910	1,843
Bank of the Ozarks, Inc.	42,380	1,256
FPIC Insurance Group, Inc. (a)	28,240	1,236
MainSource Financial Group, Inc.	97,600	1,513
NBT Bancorp, Inc.	69,120	1,933
Provident New York Bancorp	103,260	1,281
Wilshire Bancorp, Inc.	97,700	887
WSFS Financial Corp.	27,700	1,329

		13,447

Healthcare—15.3%
Cantel Medical Corp. (a)	34,540	507
Cardiac Science Corp. (a)	146,840	1,101
Conmed Corp. (a)	53,830	1,289
CryoLife, Inc. (a)	140,300	1,362
Genoptix, Inc. (a)	46,160	1,573
ICU Medical, Inc. (a)	42,650	1,413
Idenix Pharmaceuticals, Inc. (a)	165,010	955
Kensey Nash Corp. (a)	47,200	916
Merit Medical Systems, Inc. (a)	85,460	1,532
Neogen Corp. (a)	41,410	1,034
Odyssey HealthCare, Inc. (a)	128,830	1,192
PetMed Express, Inc. (a)	68,500	1,208
Questcor Pharmaceuticals, Inc. (a)	203,670	1,896
Quidel Corp. (a)	102,840	1,344
Salix Pharmaceuticals Ltd. (a)	114,210	1,009
US Physical Therapy, Inc. (a)	82,560	1,101

		19,432

Insurance—2.9%
American Physicians, Inc.	44,130	2,123
Navigators Group, Inc. (a)	29,460	1,617

		3,740

Materials & Processing—2.3%
Furmanite Corp. (a)	182,170	982
Ladish Co., Inc. (a)	63,760	883
Rock-Tenn Co., Class A	31,100	1,063

		2,928

Technology—21.7%
Applied Signal Technology, Inc.	73,920	1,326
AsiaInfo Holdings, Inc. (a)	169,050	2,002
Axsys Technologies, Inc. (a)	31,890	1,749
Cogent, Inc. (a)	107,420	1,458
Computer Programs & Systems, Inc.	36,110	968
EMS Technologies, Inc. (a)	80,660	2,087
Harmonic, Inc. (a)	199,070	1,117
iGate Corp. (a)	177,240	1,154
Interwoven, Inc. (a)	138,500	1,745
JDA Software Group, Inc. (a)	106,780	1,402
Monolithic Power Systems, Inc. (a)	101,140	1,275
Multi-Fineline Electronix, Inc. (a)	97,330	1,138
Netscout Systems, Inc. (a)	138,950	1,198
Neutral Tandem, Inc. (a)	88,060	1,428
Powell Industries, Inc. (a)	46,680	1,355
Sapient Corp. (a)	324,440	1,441
Seachange International, Inc. (a)	155,120	1,118
SYNNEX Corp. (a)	99,140	1,123
Techwell, Inc. (a)	155,150	1,008
Websense, Inc. (a)	102,730	1,538

		27,630

Transportation—3.7%
Fuel System Solutions, Inc. (a)(c)	53,480	1,752
Marten Transport Ltd. (a)	58,120	1,102
Textainer Group Holdings Ltd.	171,080	1,813

		4,667

Utilities—2.3%
California Water Service Group	22,560	1,047

	Shares	Value (000s)
El Paso Electric Co. (a)	50,950	$922
South Jersey Industries, Inc.	24,960	995

		2,964

Total Common Stock (cost—$147,478)		123,992

SHORT-TERM INVESTMENTS—7.0%
Collateral Invested for Securities on Loan (b)—3.5%
BlackRock Liquidity Funds
FedFund Portfolio	600,000	600
Cash Account Trust—Government & Agency Securities Portfolio	3,777,607	3,778
	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$64	64

		4,442

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $4,437; collateralized by Federal Home Loan Bank Discount Note, 0.501%, due 3/31/09, valued at $4,529 including accrued interest (cost—$4,437)	4,437	4,437

Total Short-Term Investments (cost—$8,879)		8,879

Total Investments (cost—$156,357)—104.3%		132,871

Liabilities in excess of other assets—(4.3)%		(5,413)

Net Assets—100.0%		$127,458

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $4,298; cash collateral of $4,441 was received with which the Fund purchased short-term investments.

28	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.0%
Aerospace—5.4%
Lockheed Martin Corp.	30,310	$2,549
Raytheon Co.	47,710	2,435

		4,984

Capital Goods—2.4%
Honeywell International, Inc.	66,780	2,192

Chemicals—5.2%
Monsanto Co.	29,470	2,073
Terra Industries, Inc.	158,560	2,643

		4,716

Consumer Discretionary—6.9%
McDonald’s Corp.	34,520	2,147
Ross Stores, Inc.	77,620	2,308
TJX Cos., Inc.	89,230	1,835

		6,290

Consumer Services—4.9%
Accenture Ltd., Class A	70,700	2,318
Apollo Group, Inc., Class A (a)	28,540	2,187

		4,505

Consumer Staples—8.1%
Colgate-Palmolive Co.	37,990	2,604
HJ Heinz Co.	61,060	2,296
Procter & Gamble Co.	40,640	2,512

		7,412

Energy—6.9%
ENSCO International, Inc.	64,320	1,826
Southwestern Energy Co. (a)	78,170	2,265
Sunoco, Inc.	51,440	2,235

		6,326

Financial Services—2.1%
Hudson City Bancorp, Inc.	122,810	1,960

Healthcare—17.8%
Abbott Laboratories	40,680	2,171
Baxter International, Inc.	40,510	2,171
Express Scripts, Inc. (a)	38,010	2,090
Genzyme Corp. (a)	34,980	2,322
Gilead Sciences, Inc. (a)	54,140	2,769
Johnson & Johnson	42,060	2,516
St. Jude Medical, Inc. (a)	67,640	2,229

		16,268

Technology—35.2%
Activision Blizzard, Inc. (a)	44,900	388
Adobe Systems, Inc. (a)	83,930	1,787
American Tower Corp., Class A (a)	81,510	2,390
Broadcom Corp., Class A (a)	134,160	2,277
CA, Inc.	125,070	2,318
Cisco Systems, Inc. (a)	135,830	2,214
DIRECTV Group, Inc. (a)	94,900	2,174
Emerson Electric Co.	65,350	2,393
Hewlett-Packard Co.	62,680	2,275
International Business Machines Corp.	32,060	2,698
Juniper Networks, Inc. (a)	129,600	2,269
Microsoft Corp.	127,320	2,475
Oracle Corp. (a)	129,350	2,293
Symantec Corp. (a)	147,730	1,997
Xilinx, Inc.	130,310	2,322

		32,270

Transportation—2.1%
Union Pacific Corp.	40,100	1,917

Total Common Stock (cost—$110,847)		88,840

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $3,729; collateralized by Federal Home Loan Bank Discount Note, 0.501% due 3/31/09, valued at $3,805 including accrued interest (cost—$3,729)	$3,729	$3,729

Total Investments (cost—$114,576)—101.0%		92,569

Liabilities in excess of other assets—(1.0)%		(952)

Net Assets—100.0%		$91,617

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	29

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace—1.3%
Alliant Techsystems, Inc. (d)(f)	113,751	$9,755

Airlines—1.0%
Copa Holdings S.A., Class A	232,000	7,034

Capital Goods—7.2%
Aecom Technology Corp. (d)	273,140	8,393
Fluor Corp.	164,300	7,372
Foster Wheeler Ltd. (d)	313,422	7,328
Snap-On, Inc.	240,290	9,463
Teleflex, Inc.	207,120	10,377
URS Corp. (d)	242,830	9,900

		52,833

Chemicals—2.9%
FMC Corp.	239,213	10,700
Terra Industries, Inc.	612,980	10,218

		20,918

Commercial Services—2.4%
H&R Block, Inc.	383,330	8,709
SAIC, Inc. (d)	449,260	8,752

		17,461

Consumer Discretionary—11.7%
Family Dollar Stores, Inc.	374,560	9,765
GameStop Corp., Class A (d)	391,672	8,484
Hasbro, Inc.	331,600	9,673
John Wiley & Sons, Inc., Class A	266,688	9,489
Ross Stores, Inc.	348,200	10,352
TJX Cos., Inc.	351,970	7,240
Urban Outfitters, Inc. (d)	502,037	7,520
V.F. Corp.	167,480	9,173
Yum! Brands, Inc.	428,905	13,510

		85,206

Consumer Services—2.4%
DeVry, Inc.	166,940	9,584
Hewitt Associates, Inc., Class A (d)	292,357	8,297

		17,881

Consumer Staples—6.1%
Alberto-Culver Co.	377,850	9,261
Church & Dwight Co., Inc.	133,380	7,485
Corn Products International, Inc.	381,150	10,996
HJ Heinz Co.	191,590	7,204
McCormick & Co., Inc.	292,840	9,330

		44,276

Energy—5.5%
Dresser-Rand Group, Inc. (d)	392,460	6,770
FMC Technologies, Inc. (d)	278,438	6,635
Noble Corp.	373,337	8,247
Southwestern Energy Co. (d)	274,580	7,955
Sunoco, Inc.	244,010	10,605

		40,212

Entertainment—1.3%
DreamWorks Animation SKG, Inc., Class A (d)	364,080	9,197

Environmental Services—1.4%
Republic Services, Inc.	414,292	10,270

Financial Services—4.5%
Digital Realty Trust, Inc., REIT (f)	314,170	10,321
Mack-Cali Realty Corp., REIT	432,160	10,588
Nasdaq Stock Market, Inc. (d)	479,125	11,839

		32,748

	Shares	Value (000s)

Healthcare—13.2%
AmerisourceBergen Corp.	253,770	$9,050
C.R. Bard, Inc.	143,596	12,099
Endo Pharmaceuticals Holdings, Inc. (d)(f)	453,720	11,742
Forest Laboratories, Inc. (d)	377,160	9,606
Herbalife Ltd.	331,950	7,197
Hill-Rom Holdings, Inc. (f)	405,200	6,670
Omnicare, Inc.	375,370	10,420
Quest Diagnostics, Inc.	210,190	10,911
St. Jude Medical, Inc. (d)	328,727	10,835
Varian Medical Systems, Inc. (d)(f)	217,090	7,607

		96,137

Insurance—6.9%
Allied World Assurance Co. Holdings Ltd.	253,030	10,273
American Financial Group, Inc.	421,700	9,648
Arch Capital Group Ltd. (d)	127,777	8,957
PartnerRe Ltd.	129,860	9,255
Unum Group	638,794	11,882

		50,015

Machinery—2.2%
Flowserve Corp.	145,482	7,492
Roper Industries, Inc.	193,320	8,392

		15,884

Materials & Processing—1.4%
Crown Holdings, Inc. (d)	532,280	10,220

Retail—3.7%
Advance Auto Parts, Inc.	305,820	10,291
BJ's Wholesale Club, Inc. (d)	246,383	8,441
Dollar Tree Stores, Inc. (d)(f)	203,680	8,514

		27,246

Technology—23.2%
Activision Blizzard, Inc. (d)	189,822	1,640
Affiliated Computer Services, Inc., Class A (d)	203,252	9,339
Altera Corp. (f)	524,470	8,764
Ametek, Inc.	333,290	10,069
Amphenol Corp., Class A	368,717	8,842
Broadcom Corp., Class A (d)	617,450	10,478
Brocade Communications Systems, Inc. (d)	2,320,160	6,496
CA, Inc.	548,940	10,172
Citrix Systems, Inc. (d)	318,930	7,517
Dun & Bradstreet Corp.	120,710	9,319
F5 Networks, Inc. (d)(f)	338,920	7,748
Factset Research Systems, Inc. (f)	253,260	11,204
Global Payments, Inc.	217,810	7,142
Juniper Networks, Inc. (d)	513,440	8,990
Marvell Technology Group Ltd. (d)	1,121,390	7,480
McAfee, Inc. (d)	296,710	10,257
Metavante Technologies, Inc. (d)	476,880	7,683
NCR Corp. (d)	507,670	7,178
ON Semi-conductor Corp. (d)	2,807,010	9,544
QLogic Corp. (d)	704,600	9,470

		169,332

Utilities—1.1%
Centerpoint Energy, Inc.	637,770	8,049

Total Common Stock (cost—$874,514)		724,674

	Shares		Value (000s)

SHORT-TERM INVESTMENTS—7.0%
Collateral Invested for Securities on Loan (e)—6.1%
AIM STIT—Government & Agency Portfolio	1,500,000		$1,500
BlackRock Liquidity Funds FedFund Portfolio	3,500,000		3,500
Cash Account Trust—Government & Agency Securities Portfolio	2,042,900		2,043
	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†
2.438%	$6,108		3,922
2.54%	8,664		5,562
BNP Paribas,
0.01% due 1/2/09	15,000		15,000
Gryphon Funding Ltd., (c)(h)(j)†
zero coupon	10,270	*	4,693
Societe Generale,
zero coupon due 1/2/09	8,041		8,041

			44,261

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $6,395; collateralized by Freddie Mac Discount Note, 0.20% due 3/30/09, valued at $6,527 including accrued interest (cost—$6,395)	6,395		6,395

Total Short-Term Investments (cost—$60,451)			50,656

Total Investments (cost—$934,965)—106.4%			775,330

Liabilities in excess of other assets—(6.4)%			(46,377)

Net Assets—100.0%			$728,953

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

30	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

CCM Mid-Cap Fund

December 31, 2008 (unaudited)

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $52,176; cash collateral of $54,036 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	31

Schedule of Investments

NFJ All-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—90.6%
Consumer Discretionary—8.9%
CBS Corp., Class B	46,400	$380
Harley-Davidson, Inc.	22,600	384
V.F. Corp.	7,200	394
Whirlpool Corp.	9,500	393

		1,551

Consumer Staples—6.7%
Corn Products International, Inc.	12,700	366
Kimberly-Clark Corp.	7,100	375
SUPERVALU, Inc.	29,400	429

		1,170

Energy—15.0%
Apache Corp.	5,100	380
Chevron Corp.	4,600	340
Cimarex Energy Co.	13,500	362
ConocoPhillips	6,900	357
Energy Coal Resources, Inc. (a)(b)(e)	26,000	87
Nexen, Inc.	20,300	357
Royal Dutch Shell PLC ADR	6,900	365
Tidewater, Inc.	9,400	379

		2,627

Financial Services—21.5%
Allstate Corp.	14,500	475
Annaly Capital Management, Inc., REIT	24,600	390
Bank of America Corp.	25,800	363
CBL & Associates Properties, Inc., REIT (d)	56,700	369
Hospitality Properties Trust, REIT	30,200	449
Lincoln National Corp.	22,300	420
Reinsurance Group of America, Inc.	10,200	437
RenaissanceRe Holdings Ltd.	7,900	407
Unum Group	24,400	454

		3,764

Healthcare—7.8%
Biovail Corp.	41,900	396
Cardinal Health, Inc.	5,600	193
GlaxoSmithKline PLC ADR	10,400	388
Pfizer, Inc.	22,100	391

		1,368

Industrial—13.9%
3M Co.	6,600	380
Crane Co.	24,600	424
General Electric Co.	21,900	355
Manpower, Inc.	11,500	391
Regal-Beloit Corp.	11,900	452
RR Donnelley & Sons Co.	31,100	422

		2,424

Information Technology—2.3%
Xerox Corp.	51,100	408

Materials—3.5%
Alcoa, Inc.	20,900	235
Dow Chemical Co.	24,400	368

		603

Telecommunications—4.6%
CenturyTel, Inc.	15,300	418
Windstream Corp.	42,300	389

		807

Utilities—6.4%
Atmos Energy Corp.	16,000	379
Nisource, Inc.	32,200	353
UGI Corp.	15,800	386

		1,118

Total Common Stock (cost—$22,946)		15,840

	Shares	Value (000s)
SHORT-TERM INVESTMENTS—9.9%
Collateral Invested for Securities on Loan (c)—2.1%
AIM STIT—Government & Agency Portfolio	300,000	$300
Cash Account Trust—Government & Agency Securities Portfolio	39,703	40
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$24	24

		364

Repurchase Agreement—7.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $1,371; collateralized by U.S. Treasury Bills, 0.00% due 2/12/09, valued at $1,400 including accrued interest (cost—$1,371)	1,371	1,371

Total Short-Term Investments (cost—$1,735)		1,735

Total Investments (cost—$24,681)—100.5%		17,575

Liabilities in excess of other assets—(0.5)%		(96)

Net Assets—100.0%		$17,479

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of security on loan with an aggregate market value of $347; cash collateral of $366 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

32	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.8%
Consumer Discretionary—10.6%
Black & Decker Corp.	2,700,000	$112,887
CBS Corp., Class B	9,000,000	73,710
Home Depot, Inc. (d)	6,028,400	138,774
Mattel, Inc.	7,700,000	123,200
V.F. Corp.	2,200,000	120,494
Whirlpool Corp. (d)	2,500,000	103,375

		672,440

Consumer Staples—8.3%
Altria Group, Inc.	8,000,000	120,480
Kimberly-Clark Corp.	2,500,000	131,850
Kraft Foods, Inc., Class A	5,200,000	139,620
Reynolds American, Inc.	3,300,000	133,023

		524,973

Energy—20.0%
Chevron Corp.	2,000,000	147,940
ConocoPhillips	2,500,000	129,500
Diamond Offshore Drilling, Inc. (d)	2,200,000	129,668
EnCana Corp. (d)	2,970,000	138,046
Halliburton Co.	7,000,000	127,260
Marathon Oil Corp.	5,000,000	136,800
Occidental Petroleum Corp.	2,277,700	136,639
Royal Dutch Shell PLC ADR	3,000,000	158,820
Total S.A. ADR	3,000,000	165,900

		1,270,573

Financial Services—17.6%
Allstate Corp.	4,631,600	151,731
Annaly Capital Management, Inc., REIT	11,000,000	174,570
Bank of America Corp.	7,000,000	98,560
Hartford Financial Services Group, Inc.	2,700,000	44,334
Host Hotels & Resorts, Inc., REIT (d)	13,000,000	98,410
JPMorgan Chase & Co. (d)	3,500,000	110,355
Lincoln National Corp.	8,500,000	160,140
Travelers Cos., Inc.	3,500,000	158,200
Wells Fargo & Co.	4,150,000	122,342

		1,118,642

Healthcare—10.3%
GlaxoSmithKline PLC ADR (d)	6,230,200	232,199
Pfizer, Inc.	16,000,000	283,360
Wyeth	3,611,000	135,449

		651,008

Industrial—12.1%
3M Co.	2,500,000	143,850
Boeing Co. (d)	2,994,800	127,788
Caterpillar, Inc.	3,432,500	153,330
General Electric Co. (d)	7,500,000	121,500
RR Donnelley & Sons Co.	4,500,000	61,110
Waste Management, Inc.	4,785,400	158,588

		766,166

Information Technology—5.6%
Intel Corp.	9,000,000	131,940
Microsoft Corp.	6,000,800	116,656
Xerox Corp.	13,185,500	105,088

		353,684

Materials—3.4%
Alcoa, Inc.	8,000,000	90,080
Dow Chemical Co.	8,500,000	128,265

		218,345

	Shares		Value (000s)

Telecommunications—6.1%
AT&T, Inc.	4,400,000		$125,400
Verizon Communications, Inc.	4,200,000		142,380
Windstream Corp.	13,000,000		119,600

			387,380

Utilities—1.8%
Ameren Corp. (d)	3,500,000		116,410

Total Common Stock (cost—$8,920,787)			6,079,621

SHORT-TERM INVESTMENTS—5.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (e)—1.5%
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†
2.438%	$21,840		14,021
2.472%	21,816		14,006
2.54%	34,655		22,249
2.558%	17,443		11,199
2.56%	26,149		16,787
Gryphon Funding Ltd. (c)(h)(j)†, zero coupon	4,100	*	1,874
Societe Generale, zero coupon due 1/2/09	16,161		16,160

			96,296

Repurchase Agreement—4.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $266,676; collateralized by Fannie Mae, 0.518% due 3/27/09, valued at $149,812 including accrued interest; Federal Home Loan Bank, 0.501%—2.25% due 3/30/09—3/31/09, valued at $67,641 including accrued interest; Freddie Mac, 0.20% due 3/30/09, valued at $43,448 including accrued interest; and U.S. Treasury Bills, 0.064% due 2/26/09, valued at $11,109 (cost—$266,676)	266,676		266,676

Total Short-Term Investments (cost—$408,420)			362,972

Total Investments (cost—$9,329,207)—101.5%			6,442,593

Liabilities in excess of other assets—(1.5)%			(96,530)

Net Assets—100.0%			$6,346,063

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair-valued security.

(d) All or portion of securities on loan with an aggregate market value of $137,365; cash collateral of $142,504 was received with which the Fund purchased short-term investments.

(e) Securities purchased with cash proceeds from securities on loan.

(f) Non-income producing.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	33

Schedule of Investments

NFJ International Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Belgium—2.6%
Etablissements Delhaize Feres ET CIE ADR	400,000	$25,176

Bermuda—7.1%
Covidien Ltd.	230,500	8,353
Ingersoll-Rand Co., Ltd., Class A	1,656,400	28,739
RenaissanceRe Holdings Ltd.	600,000	30,936

		68,028

Brazil—10.1%
Cia Paranaense de Energia ADR (c)	1,500,000	15,810
Companhia de Saneamento Basico do Estado de Sao Paulo ADR (c)	1,469,700	35,581
Petroleo Brasileiro S.A. ADR	771,000	18,882
Tele Norte Leste Participacoes S.A. ADR	1,200,000	16,704
Votorantim Celulose e Papel S.A. ADR (a)(c)	1,300,000	10,309

		97,286

Canada—12.6%
Agrium, Inc.	600,000	20,478
Canadian Pacific Railway Ltd.	500,000	16,810
Magna International, Inc., Class A (c)	310,300	9,287
Methanex Corp. (c)	206,000	2,316
Nexen, Inc. (c)	1,433,000	25,192
Petro-Canada	1,150,000	25,174
TransCanada Corp. (c)	800,000	21,712

		120,969

Colombia—1.9%
BanColombia S.A. ADR	777,500	18,155

Finland—0.9%
Nokia Corp. ADR (c)	575,000	8,970

France—6.4%
Air France-KLM ADR	514,200	6,772
AXA S.A. ADR	1,400,000	31,458
France Telecom S.A. ADR	845,400	23,730

		61,960

Germany—4.9%
BASF SE ADR	576,900	22,085
Deutsche Bank AG (c)	500,000	20,345
SAP AG ADR	133,500	4,855

		47,285

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR	200,000	8,514

Japan—7.6%
Canon, Inc. ADR (c)	718,000	22,545
Mitsui & Co., Ltd. ADR	141,600	29,029
Nissan Motor Co., Ltd. ADR (c)	1,783,800	12,986
Sony Corp. ADR	382,600	8,368

		72,928

Korea (Republic of)—2.5%
SK Telecom Co., Ltd. ADR	1,300,000	23,634

Luxembourg—2.6%
Tenaris S.A. ADR	881,000	18,483
Ternium S.A. ADR (c)	700,000	5,999

		24,482

	Shares	Value (000s)

Marshall Islands—1.2%
Teekay Shipping Corp.	600,000	$11,790

Mexico—5.2%
Cemex S.A. de C.V. ADR (a)	1,953,300	17,853
Coca-Cola Femsa S.A. de C.V. ADR	734,200	31,945

		49,798

Netherlands—4.1%
Aegon NV	1,200,000	7,260
ING Groep NV ADR	1,350,000	14,985
Royal Dutch Shell PLC ADR	331,300	17,539

		39,784

Norway—3.1%
Statoilhydro ASA ADR	1,800,000	29,988

South Africa—3.8%
Sasol Ltd. ADR	1,200,000	36,396

Sweden—1.4%
Volvo AB ADR	2,500,000	13,562

Taiwan—2.1%
Siliconware Precision Industries Co. ADR (c)	4,506,100	20,097

United Kingdom—15.5%
AstraZeneca PLC ADR (c)	634,600	26,038
British American Tobacco PLC ADR	360,000	19,058
Diageo PLC ADR	316,000	17,930
GlaxoSmithKline PLC ADR	500,000	18,635
HSBC Holdings PLC ADR (c)	605,600	29,475
Pearson PLC ADR	1,013,700	9,671
Unilever PLC ADR	900,000	20,718
United Utilities Group PLC ADR (c)	405,681	7,535

		149,060

Total Common Stock (cost—$1,430,889)		927,862

SHORT-TERM INVESTMENTS—8.8%
Collateral Invested for Securities on Loan (b)—5.2%
AIM STIT—Government & Agency Portfolio	7,000,000	7,000
BlackRock Liquidity Funds
FedFund Portfolio	21,710,985	21,711
Cash Account Trust—Government & Agency Securities Portfolio	20,966,025	20,966
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$216	216

		49,893

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—3.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $34,482; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $35,174 including accrued interest (cost—$34,482)	$34,482	$34,482

Total Short-Term Investments (cost—$84,375)		84,375

Total Investments (cost—$1,515,264)—105.3%		1,012,237

Liabilities in excess of other assets—(5.3)%		(51,164)

Net Assets—100.0%		$961,073

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $47,961; cash collateral of $49,964 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt

34	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.2%
Consumer Discretionary—7.1%
CBS Corp., Class B	1,426,600	$11,684
Fortune Brands, Inc.	165,200	6,820
Harley-Davidson, Inc. (b)	400,600	6,798
Home Depot, Inc.	426,300	9,813
Johnson Controls, Inc.	360,800	6,552
Time Warner, Inc.	1,385,700	13,940

		55,607

Consumer Staples—6.7%
Altria Group, Inc.	867,500	13,064
CVS Corp.	273,400	7,858
Kimberly-Clark Corp.	280,400	14,788
Safeway, Inc.	699,400	16,625

		52,335

Energy—13.9%
Apache Corp.	275,900	20,563
Chevron Corp.	230,800	17,072
ConocoPhillips	434,500	22,507
Diamond Offshore Drilling, Inc.	191,700	11,299
Halliburton Co.	773,500	14,062
Marathon Oil Corp.	853,700	23,357

		108,860

Financial Services—19.0%
Allstate Corp.	647,600	21,215
Bank of America Corp.	1,223,800	17,231
JPMorgan Chase & Co.	477,600	15,059
MetLife, Inc.	622,900	21,714
PNC Financial Services Group, Inc.	384,100	18,821
Prudential Financial, Inc.	511,900	15,490
Simon Property Group, Inc., REIT	129,500	6,880
Travelers Cos., Inc.	354,500	16,024
Wells Fargo & Co.	531,900	15,681

		148,115

Healthcare—12.9%
Cardinal Health, Inc.	424,100	14,619
Eli Lilly & Co.	385,900	15,540
Johnson & Johnson	272,900	16,328
Medtronic, Inc.	227,500	7,148
Pfizer, Inc.	1,197,400	21,206
Wyeth	702,400	26,347

		101,188

Industrial—12.4%
3M Co.	149,100	8,579
Burlington Northern Santa Fe Corp.	114,300	8,653
Caterpillar, Inc.	414,300	18,507
FedEx Corp.	126,600	8,121
General Electric Co.	389,300	6,307
Northrop Grumman Corp.	478,900	21,570
Paccar, Inc. (b)	254,099	7,267
Waste Management, Inc.	547,800	18,154

		97,158

Information Technology—4.8%
Hewlett-Packard Co.	210,800	7,650
International Business Machines Corp.	85,200	7,170
Microsoft Corp.	366,300	7,121
Xerox Corp.	1,980,800	15,787

		37,728

Materials—6.3%
Alcoa, Inc.	966,500	10,883
Dow Chemical Co.	1,043,000	15,739
International Paper Co.	433,200	5,112

	Shares	Value (000s)

Nucor Corp.	239,500	$11,065
PPG Industries, Inc.	152,000	6,449

		49,248

Telecommunications—7.3%
AT&T, Inc.	1,084,100	30,897
Verizon Communications, Inc.	771,700	26,161

		57,058

Utilities—3.8%
Dominion Resources, Inc.	228,000	8,172
Edison International	673,700	21,639

		29,811

Total Common Stock (cost—$1,051,751)		737,108

SHORT-TERM INVESTMENTS—6.7%
Collateral Invested for Securities on Loan (a)—0.9%
Cash Account Trust—Government & Agency Securities Portfolio	6,535,347	6,535

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$168	168

		6,703

Repurchase Agreement—5.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $45,668; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $46,585 including accrued interest (cost—$45,668)	45,668	45,668

Total Short-Term Investments (cost—$52,371)		52,371

Total Investments (cost—$1,104,122)—100.9%		789,479

Liabilities in excess of other assets—(0.9)%		(7,048)

Net Assets—100.0%		$782,431

Notes to Schedule of Investments (amounts in thousands):
(a) Securities purchased with cash proceeds from securities on loan.

(b) All or portion of securities on loan with an aggregate market value of $6,522; cash collateral of $6,729 was received with which the Fund purchased short-term investments.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	35

Schedule of Investments

NFJ Mid-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.7%
Consumer Discretionary—14.4%
Black & Decker Corp.	5,400	$226
Harley-Davidson, Inc.	13,900	236
Limited Brands, Inc.	23,200	233
Mattel, Inc.	15,700	251
V.F. Corp.	4,400	241
Whirlpool Corp.	5,800	240

		1,427

Consumer Staples—7.2%
Corn Products International, Inc.	8,300	239
Reynolds American, Inc.	5,600	226
SUPERVALU, Inc.	17,100	250

		715

Energy—7.2%
Cimarex Energy Co.	8,800	236
Nexen, Inc.	13,300	234
Tidewater, Inc.	6,000	241

		711

Financial Services—24.0%
Annaly Capital Management, Inc., REIT	15,000	238
Associated Banc-Corp.	11,400	239
Duke Realty Corp., REIT	22,300	244
Hospitality Properties Trust, REIT	11,500	171
Lincoln National Corp.	13,200	249
Mercury General Corp.	5,200	239
Protective Life Corp.	16,400	235
Reinsurance Group of America, Inc.	6,100	261
RenaissanceRe Holdings Ltd.	4,800	247
Unum Group	13,100	244

		2,367

Healthcare—2.6%
Biovail Corp.	26,700	252

Industrial—14.4%
Avery Dennison Corp.	7,200	236
Ingersoll-Rand Co., Ltd., Class A	13,500	234
Manpower, Inc.	7,100	242
Parker Hannifin Corp.	5,550	236
RR Donnelley & Sons Co.	17,100	232
Ryder System, Inc.	6,300	244

		1,424

Information Technology—4.8%
Jabil Circuit, Inc.	35,400	239
Xerox Corp.	29,700	237

		476

Materials—6.1%
PPG Industries, Inc.	5,800	246
Sonoco Products Co.	10,400	241
U.S. Steel Corp.	3,100	115

		602

Telecommunications—4.7%
CenturyTel, Inc.	8,500	232
Windstream Corp.	25,100	231

		463

Utilities—9.3%
Atmos Energy Corp.	9,600	228
Edison International	7,300	234
Nisource, Inc.	20,600	226
SCANA Corp.	6,400	228

		916

Total Common Stock (cost—$13,480)		9,353

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—7.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $748; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $764 including accrued interest (cost—$748)	$748	$748

Total Investments (cost—$14,228)—102.3%		10,101

Liabilities in excess of other assets—(2.3)%		(224)

Net Assets—100.0%		$9,877

Glossary:
REIT—Real Estate Investment Trust

36	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.8%
Consumer Discretionary—5.4%
Brown Shoe Co., Inc. (e)(j)	2,537,150	$21,490
Callaway Golf Co. (j)	3,611,300	33,549
Dover Downs Gaming & Entertainment, Inc.	660,600	2,101
Ethan Allen Interiors, Inc. (e)(j)	1,619,200	23,268
Hillenbrand, Inc.	990,600	16,523
International Speedway Corp., Class A	1,226,700	35,243
Phillips-Van Heusen	1,742,500	35,077
RadioShack Corp.	1,184,100	14,138
Wolverine World Wide, Inc.	1,939,900	40,815

		222,204

Consumer Staples—7.0%
Casey’s General Stores, Inc.	1,774,800	40,412
Corn Products International, Inc.	1,410,400	40,690
Del Monte Foods Co.	4,204,600	30,021
JM Smucker Co.	998,700	43,303
PepsiAmericas, Inc.	2,261,400	46,042
Ruddick Corp.	1,543,900	42,689
Universal Corp. (e)	1,110,500	33,171
WD-40 Co.	211,500	5,983
Weis Markets, Inc.	181,200	6,094

		288,405

Energy—11.4%
Berry Petroleum Co., Class A	1,810,700	13,689
Buckeye Partners L.P. (e)	853,700	27,532
Cimarex Energy Co.	1,543,900	41,346
El Paso Pipeline Partners L.P. (e)	275,600	4,299
General Maritime Corp.	1,933,084	20,877
Holly Corp.	1,989,100	36,261
Linn Energy LLC, UNIT (e)	2,435,600	36,461
Lufkin Industries, Inc.	608,100	20,979
Magellan Midstream Partners L.P. (e)	1,132,900	34,225
NuStar Energy L.P.	873,600	35,870
Penn Virginia Corp.	1,469,700	38,183
St. Mary Land & Exploration Co. (e)	2,082,000	42,285
TC Pipelines L.P. (e)	318,400	7,403
Teekay Corp.	449,800	8,839
Tidewater, Inc.	1,000,000	40,270
Tsakos Energy Navigation Ltd. (e)	841,200	15,411
Williams Partners L.P.	517,100	6,174
World Fuel Services Corp.	1,090,500	40,348

		470,452

Financial Services—16.3%
Advance America, Cash Advance Centers, Inc.	2,230,900	4,216
American Equity Investment Life Holding Co. (e)	1,523,300	10,663
American Financial Group, Inc.	1,833,000	41,939
American Physicians Capital, Inc.	243,700	11,722
Bank of Hawaii Corp.	808,900	36,538
BioMed Realty Trust, Inc., REIT	805,000	9,434
CBL & Associates Properties, Inc., REIT (e)	2,125,000	13,812
Colonial Properties Trust, REIT	259,400	2,161
Cullen/Frost Bankers, Inc.	711,300	36,049
Delphi Financial Group, Inc., Class A	1,519,000	28,010
Equity One, Inc., REIT (e)	2,010,800	35,591
Extra Space Storage, Inc., REIT	749,800	7,738

	Shares	Value (000s)

First Industrial Realty Trust, Inc., REIT (e)	1,342,000	$10,132
Franklin Street Properties Corp., REIT (e)	1,561,100	23,026
Fulton Financial Corp. (e)	2,756,300	26,516
Healthcare Realty Trust, Inc., REIT (e)	1,753,100	41,163
HRPT Properties Trust, REIT	4,717,000	15,896
Infinity Property & Casualty Corp.	335,500	15,678
International Bancshares Corp.	1,238,200	27,030
National Penn Bancshares, Inc. (e)	1,753,739	25,447
Nationwide Health Properties, Inc., REIT (e)	1,465,000	42,075
PS Business Parks, Inc., REIT	300,000	13,398
RLI Corp.	690,200	42,213
Sovran Self Storage, Inc., REIT (e)	521,000	18,756
Susquehanna Bancshares, Inc. (e)	1,445,900	23,004
UDR, Inc., REIT	2,666,700	36,774
Washington Federal, Inc.	2,344,000	35,066
Zenith National Insurance Corp.	1,302,300	41,114

		675,161

Healthcare—5.0%
Cooper Cos., Inc. (j)	2,322,800	38,094
Hill-Rom Holdings, Inc. (e)	981,600	16,157
Invacare Corp. (e)	1,413,000	21,930
Owens & Minor, Inc.	1,264,600	47,612
Teleflex, Inc.	824,500	41,307
West Pharmaceutical Services, Inc. (e)	1,156,700	43,688

		208,788

Industrial—19.8%
Acuity Brands, Inc. (e)	1,214,000	42,381
Albany International Corp., Class A	1,065,700	13,684
Applied Industrial Tech, Inc.	1,577,100	29,839
Arkansas Best Corp. (e)(j)	1,282,100	38,604
Barnes Group, Inc. (e)	2,231,500	32,357
Belden, Inc.	1,806,400	37,718
Bucyrus International, Inc., Class A	1,815,700	33,627
Chicago Bridge & Iron Co. N.V.	2,151,200	21,619
Crane Co.	1,861,600	32,094
Curtiss-Wright Corp.	1,261,300	42,115
Ennis, Inc.	273,300	3,310
Granite Construction, Inc. (e)	877,300	38,540
Harsco Corp.	1,552,000	42,959
Heidrick & Struggles International, Inc. (e)(j)	971,800	20,933
KBR, Inc.	2,203,700	33,496
Kennametal, Inc. (e)	2,076,800	46,084
Lennox International, Inc.	1,304,500	42,122
Lincoln Electric Holdings, Inc.	920,800	46,896
Mueller Industries, Inc.	1,233,200	30,929
Pacer International, Inc.	1,172,500	12,229
Quanex Building Products Corp.	1,014,200	9,503
Regal-Beloit Corp.	1,194,500	45,379
Schawk, Inc., Class A	567,900	6,508
Skywest, Inc.	1,877,600	34,923
Steelcase, Inc., Class A	2,982,200	16,760
Timken Co.	680,500	13,358
Tomkins PLC ADR	447,300	3,270
Trinity Industries, Inc.	975,500	15,374
Triumph Group, Inc.	263,800	11,201
Valmont Industries, Inc.	317,100	19,457

		817,269

	Shares	Value (000s)

Information Technology—2.7%
Diebold, Inc.	1,457,800	$40,950
Himax Technologies, Inc. ADR	1,558,100	2,493
Imation Corp. (e)	1,539,800	20,895
Jabil Circuit, Inc.	4,593,000	31,003
NAM TAI Electronics, Inc.	765,900	4,212
Park Electrochemical Corp.	661,500	12,542
Technitrol, Inc.	336,500	1,171

		113,266

Materials—13.2%
AMCOL International Corp. (e)	891,900	18,685
Bemis Co., Inc.	1,938,600	45,906
Carpenter Technology Corp.	1,099,500	22,584
Cliffs Natural Resources, Inc.	1,710,000	43,793
Commercial Metals Co.	4,272,100	50,710
Compass Minerals International, Inc.	194,400	11,404
Cytec Industries, Inc.	477,700	10,137
Iamgold Corp.	7,160,900	43,753
Innophos Holdings, Inc.	383,300	7,593
Lubrizol Corp. (e)	1,167,200	42,475
Methanex Corp.	1,923,200	21,617
Olin Corp.	1,763,300	31,880
Royal Gold, Inc. (e)	1,254,100	61,714
RPM International, Inc.	2,756,600	36,635
Sensient Technologies Corp.	1,511,700	36,099
Terra Industries, Inc.	2,103,400	35,064
Titanium Metals Corp. (e)	3,139,600	27,660

		547,709

Telecommunications—0.3%
Iowa Telecommunications Services, Inc. (e)	978,200	13,969

Utilities—11.7%
AGL Resources, Inc.	1,563,400	49,013
Atmos Energy Corp.	1,839,000	43,584
Cleco Corp. (e)	1,778,500	40,603
Energen Corp.	1,399,000	41,033
National Fuel Gas Co.	1,324,700	41,503
Oge Energy Corp.	1,592,500	41,055
Southwest Gas Corp.	1,085,000	27,364
Suburban Propane Partners L.P. (e)	603,600	21,398
UGI Corp.	1,860,200	45,426
Vectren Corp.	1,630,100	40,769
Westar Energy, Inc.	2,179,000	44,691
WGL Holdings, Inc.	1,424,700	46,573

		483,012

Total Common Stock (cost—$4,604,683)		3,840,235

SHORT-TERM INVESTMENTS—11.7%
Collateral Invested for Securities on Loan (d)—4.0%
AIM STIT—Government & Agency Portfolio	8,000,000	8,000
BlackRock Liquidity Funds FedFund Portfolio	22,500,000	22,500
Cash Account Trust—Government & Agency Securities Portfolio	10,485,434	10,486

12.31.08	Allianz Funds Semiannual Report	37

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2008 (unaudited)

	Principal Amount (000s)		Value (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(f)(g)(h)†,
2.438%	$43,633		$28,012
2.54%	17,328		11,125
2.558%	8,721		5,599
2.56%	43,676		28,040
BNP Paribas,
0.01% due 1/2/09	35,000		35,000
Gryphon Funding Ltd. (c)(f)(i)†,
zero coupon	12,121	*	5,539
Societe Generale,
zero coupon due 1/2/09	11,259		11,259

			165,560

Repurchase Agreement—7.7%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $318,041; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $324,404 including accrued interest (cost—$318,041)	318,041		318,041

Total Short-Term Investments (cost—$529,498)			483,601

Total Investments (cost—$5,134,181)—104.5%			4,323,836

Liabilities in excess of other assets—(4.5)%			(184,796)

Net Assets—100.0%			$4,139,040

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $203,276; cash collateral of $211,644 was received with which the Fund purchased short-term investments.

(f) Illiquid security.

(g) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined (see Letter of Credit footnote in Notes to Financial Statements).

(h) Security issued or originally issued by a structured investment vehicle (“SIV”).

(i) No stated maturity date.

(j) Affiliated security.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

38	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Equity Premium Strategy Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.7%
Aerospace—4.9%
Boeing Co.	6,700	$286
Lockheed Martin Corp.	10,800	908

		1,194

Airlines—1.0%
Continental Airlines, Inc., Class B (c)	14,300	258

Capital Goods—3.4%
Eaton Corp.	9,800	487
Textron, Inc.	25,200	350

		837

Chemicals—1.0%
Mosaic Co.	6,900	239

Consumer Discretionary—4.0%
Costco Wholesale Corp.	4,900	257
J.C. Penney Co., Inc.	12,100	239
Polo Ralph Lauren Corp., Class A	10,400	472

		968

Consumer Staples—12.1%
Clorox Co. (b)	7,300	405
Coca-Cola Co. (b)	16,900	765
Kraft Foods, Inc., Class A	12,500	336
Philip Morris International, Inc. (b)	12,000	522
Unilever NV (b)	38,600	948

		2,976

Energy—12.4%
ConocoPhillips	14,200	736
EOG Resources, Inc.	9,500	632
Exxon Mobil Corp. (b)	8,900	710
Patterson-UTI Energy, Inc.	15,200	175
PetroHawk Energy Corp. (c)	4,900	77
XTO Energy, Inc.	20,100	709

		3,039

Financial Services—15.1%
Bank of America Corp.	24,000	338
Capital One Financial Corp.	10,100	322
CapitalSource, Inc., REIT (e)	87,000	402
CME Group, Inc.	1,600	333
Goldman Sachs Group, Inc.	1,400	118
JPMorgan Chase & Co.	20,200	637
Lehman Brothers Holdings, Inc.	23,100	1
MBIA, Inc. (c)(e)	32,025	130
PMI Group, Inc. (e)	44,305	86
SLM Corp. (c)	73,800	657
Wells Fargo & Co. (b)	22,800	672

		3,696

Healthcare—20.5%
Abbott Laboratories	25,100	1,340
Hologic, Inc. (c)	46,400	606
Merck & Co., Inc.	34,900	1,061
Roche Holdings AG	4,500	697
Schering-Plough Corp.	21,800	371
Teva Pharmaceutical Industries Ltd. ADR	14,400	613
UnitedHealth Group, Inc.	12,700	338

		5,026

Materials & Processing—4.2%
Freeport-McMoRan Copper & Gold, Inc.	10,800	264
Nucor Corp.	4,700	217
Precision Castparts Corp.	9,400	559

		1,040

	Shares	Value (000s)

Technology—14.2%
Cisco Systems, Inc. (c)	60,500	$986
Corning, Inc.	27,500	262
Google, Inc., Class A (c)	3,926	1,208
Intel Corp.	70,609	1,035

		3,491

Telecommunications—3.8%
AT&T, Inc. (b)	13,300	379
NII Holdings, Inc., Class B (c)	19,200	349
Sprint Nextel Corp., Ser. 1 (c)(e)	104,600	191

		919

Transportation—3.1%
Union Pacific Corp. (b)	15,800	755

Total Common Stock (cost—$46,992)		24,438

SHORT-TERM INVESTMENTS—4.9%
Collateral Invested for Securities on Loan (d)—2.8%
BlackRock Liquidity Funds FedFund Portfolio	249,647	250
Cash Account Trust—Government & Agency Securities Portfolio	446,208	446

		696

	Principal Amount (000s)
Repurchase Agreement—2.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $510; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $524 including accrued interest (cost—$510)	$510	510

Total Short-Term Investments (cost—$1,206)		1,206

Total Investments before options written (cost—$48,198)—104.6%		25,644

OPTIONS WRITTEN (c)—(0.4)%
Call Options—(0.4)%
	Contracts
S&P 500 Index (CBOE),
strike price $950, expires 1/17/09	35	(21)
strike price $975, expires 1/17/09	75	(19)
XOI Index (CBOE),
strike price $1,050, expires 1/17/09	40	(47)

Total Options Written (premiums received—$102)		(87)

Total Investments net of options written (cost—$48,096) (a)—104.2%		25,557

Value (000s)

Other liabilities in excess of other assets—(4.2)%	$(1,037)

Net Assets—100.0%	$24,520

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $697, representing 2.84% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $592; cash collateral of $696 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board of Exchange
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	39

Schedule of Investments

OCC Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.6%
Airlines—1.4%
Continental Airlines, Inc., Class B (d)	293,200	$5,295

Capital Goods—4.1%
Eaton Corp.	123,500	6,139
Honeywell International, Inc.	270,900	8,894

		15,033

Chemicals—3.4%
Monsanto Co.	94,500	6,648
Mosaic Co.	113,700	3,934
Potash Corp. of Saskatchewan, Inc.	24,600	1,801

		12,383

Commercial Services—2.5%
MasterCard, Inc., Class A (f)	64,100	9,162

Consumer Discretionary—0.9%
TJX Cos., Inc.	160,000	3,291

Consumer Staples—9.8%
Clorox Co.	101,600	5,645
Coca-Cola Co.	314,100	14,219
General Mills, Inc.	91,000	5,528
Kroger Co.	192,000	5,071
PepsiCo, Inc.	106,300	5,822

		36,285

Energy—7.7%
Chevron Corp.	24,900	1,842
EOG Resources, Inc.	120,800	8,043
PetroHawk Energy Corp. (d)	353,000	5,517
Valero Energy Corp.	231,400	5,007
XTO Energy, Inc.	231,600	8,169

		28,578

Financial Services—8.0%
ACE Ltd.	163,600	8,658
BlackRock, Inc. (f)	31,300	4,199
CME Group, Inc.	21,600	4,495
SLM Corp. (d)	1,370,000	12,193

		29,545

Healthcare—25.2%
Abbott Laboratories	177,400	9,468
Celgene Corp. (d)	102,400	5,661
Genentech, Inc. (d)	196,000	16,250
Genzyme Corp. (d)	233,000	15,464
Gilead Sciences, Inc. (d)	336,500	17,209
Hologic, Inc. (d)	514,000	6,718
Teva Pharmaceutical Industries Ltd. ADR (f)	410,600	17,479
UnitedHealth Group, Inc.	175,900	4,679

		92,928

Materials & Processing—1.5%
Precision Castparts Corp.	94,900	5,644

Technology—22.3%
Apple, Inc. (d)	118,700	10,131
Applied Materials, Inc.	954,000	9,664
Cisco Systems, Inc. (d)	720,000	11,736
EMC Corp. (d)	561,000	5,874
Energizer Holdings, Inc. (d)	86,100	4,661
Google, Inc., Class A (d)	31,600	9,722
QUALCOMM, Inc.	430,000	15,407
Research In Motion Ltd. (d)	201,500	8,177
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (f)	861,000	6,802

		82,174

	Shares	Value (000s)

Telecommunications—4.0%
AT&T, Inc.	385,400	$10,984
NII Holdings, Inc., Class B (d)	211,000	3,836

		14,820

Transportation—1.8%
Union Pacific Corp.	134,700	6,439

Total Common Stock (cost—$416,960)		341,577

SHORT-TERM INVESTMENTS—12.8%
Collateral Invested for Securities on Loan (e)—5.4%
BlackRock Liquidity Funds FedFund Portfolio	8,149,850	8,150
Cash Account Trust—
Government & Agency Securities Portfolio	8,680,682	8,681

	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†,
0.08%	$4,332	2,781
Societe Generale, zero coupon due 1/2/09	480	480

		20,092

Repurchase Agreement—7.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $27,105; collateralized by Fannie Mae, 0.563% due 2/2/09, valued at $27,651 including accrued interest (cost—$27,105)	27,105	27,105

Total Short-Term Investments (cost—$48,748)		47,197

Total Investments (cost—$465,708)—105.4%		388,774

Liabilities in excess of other assets—(5.4)%		(19,760)

Net Assets—100.0%		$369,014

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $20,562; cash collateral of $21,103 was received with which the Fund purchased short-term investments.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined .

(i) Security issued by a structured investment vehicle (“SIV”).

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

40	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Opportunity Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.6%
Aerospace—2.7%
Aerovironment, Inc. (d)(f)	37,084	$1,365
Orbital Sciences Corp. (d)(f)	130,300	2,545

		3,910

Airlines—1.5%
UAL Corp. (f)	193,425	2,131

Chemicals—1.1%
Intrepid Potash, Inc. (d)(f)	75,894	1,576

Commercial Services—8.6%
AerCap Holdings NV (d)	651,554	1,961
FTI Consulting, Inc. (d)	35,800	1,599
Huron Consulting Group, Inc. (d)	19,455	1,114
Innerworkings, Inc. (d)(f)	366,818	2,403
MSC Industrial Direct Co., Class A	33,100	1,219
VistaPrint Ltd. (d)(f)	231,523	4,309

		12,605

Consumer Discretionary—4.9%
BJ’s Restaurants, Inc. (d)(f)	181,795	1,958
Buffalo Wild Wings, Inc. (d)	46,104	1,183
Deckers Outdoor Corp. (d)	16,000	1,278
Texas Roadhouse, Inc., Class A (d)(f)	231,600	1,795
Under Armour, Inc., Class A (d)(f)	42,875	1,022

		7,236

Consumer Services—1.7%
American Public Education, Inc. (d)	26,352	980
Life Time Fitness, Inc. (d)(f)	113,175	1,466

		2,446

Consumer Staples—2.9%
Green Mountain Coffee Roasters, Inc. (d)(f)	34,900	1,351
Smart Balance, Inc. (d)	291,775	1,984
SunOpta, Inc. (d)	613,738	963

		4,298

Energy—13.3%
Carrizo Oil & Gas, Inc. (d)	90,771	1,461
EXCO Resources, Inc. (d)	501,558	4,544
GMX Resources, Inc. (d)(f)	109,761	2,779
Goodrich Petroleum Corp. (d)	38,650	1,158
PetroHawk Energy Corp. (d)	323,407	5,055
Quicksilver Resources, Inc. (d)	814,490	4,537

		19,534

Environmental Services—1.7%
Clean Harbors, Inc. (d)	17,375	1,102
EnergySolutions, Inc.	232,140	1,312

		2,414

Financial Services—6.8%
CIT Group, Inc. (f)	318,300	1,445
Evercore Partners, Inc., Class A	85,575	1,069
Fidelity National Financial, Inc., Class A	101,975	1,810
Greenhill & Co., Inc. (f)	39,000	2,721
Nelnet, Inc., Class A	102,285	1,466
RenaissanceRe Holdings Ltd.	27,600	1,423

		9,934

Healthcare—23.3%
Alliance Imaging, Inc. (d)	43,821	349
AMAG Pharmaceuticals, Inc. (d)(f)	34,600	1,240
BioMarin Pharmaceutical, Inc. (d)(f)	257,275	4,580
Cardiome Pharma Corp. (d)(f)	594,805	2,706

	Shares	Value (000s)

Cubist Pharmaceuticals, Inc. (d)	48,550	$1,173
Durect Corp. (d)(f)	931,243	3,157
ev3, Inc. (d)	176,347	1,076
Halozyme Therapeutics, Inc. (d)(f)	213,010	1,193
Hansen Medical, Inc. (d)(f)	139,334	1,006
Hologic, Inc. (d)	174,800	2,285
Illumina, Inc. (d)	76,692	1,998
Immucor, Inc. (d)	56,250	1,495
Indevus Pharmaceuticals, Inc. (d)(f)	1,200,323	3,769
IPC The Hospitalist Co., Inc. (d)	129,618	2,181
POZEN, Inc. (d)(f)	462,805	2,333
Psychiatric Solutions, Inc. (d)	49,700	1,384
United Therapeutics Corp. (d)	35,475	2,219

		34,144

Hotels/Gaming—3.4%
Ameristar Casinos, Inc.	150,555	1,301
Pinnacle Entertainment, Inc. (d)(f)	478,983	3,678

		4,979

Technology—15.3%
Ariba, Inc. (d)	224,219	1,617
BluePhoenix Solutions Ltd. (d)(f)	396,319	737
CACI International, Inc., Class A (d)	35,750	1,612
Commvault Systems, Inc. (d)	91,909	1,232
Concur Technologies, Inc. (d)	44,900	1,474
Microsemi Corp. (d)	96,850	1,224
Netlogic Microsystems, Inc. (d)(f)	136,877	3,013
Omniture, Inc. (d)(f)	164,141	1,746
Phase Forward, Inc. (d)	96,065	1,203
Sapient Corp. (d)	540,547	2,400
Taleo Corp., Class A (d)	150,436	1,178
Ultimate Software Group, Inc. (d)	121,061	1,767
Wind River Systems, Inc. (d)(f)	354,264	3,199

		22,402

Telecommunications—0.8%
Switch & Data Facilities Co., Inc. (d)(f)	167,602	1,239

Transportation—10.6%
Aegean Marine Petroleum Network, Inc. (f)	306,208	5,193
Celadon Group, Inc. (d)	176,787	1,508
Copa Holdings S.A., Class A	116,019	3,518
Knight Transportation, Inc. (f)	171,717	2,768
Old Dominion Freight Line, Inc. (d)	54,120	1,540
Vitran Corp., Inc., Class A (d)	158,899	985

		15,512

Wholesale—1.0%
Titan Machinery, Inc. (d)	108,009	1,519

Total Common Stock (cost—$186,710)		145,879

SHORT-TERM INVESTMENTS—21.3%
Collateral Invested for Securities on Loan(e)—20.9%
AIM STIT—Government & Agency Portfolio	2,000,000	2,000
BlackRock Liquidity Funds FedFund Portfolio	5,852,831	5,852

	Shares		Value (000s)
Cash Account Trust—Government & Agency Securities Portfolio,	16,448,020		$16,448

	Principal Amount (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.08%	$4,332		2,781
0.10%	4,367		2,804
Gryphon Funding Ltd., zero coupon (c)(h)(j)†	1,234	*	564
Societe Generale, zero coupon due 1/2/09	90		90

			30,539

Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $612; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $628 including accrued interest (cost—$612)	612		612

Total Short-Term Investments (cost—$34,805)			31,151

Total Investments (cost—$221,515)—120.9%			177,030

Liabilities in excess of other assets—(20.9)%			(30,541)

Net Assets—100.0%			$146,489

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

12.31.08	Allianz Funds Semiannual Report	41

Schedule of Investments (cont.)

OCC Opportunity Fund

December 31, 2008 (unaudited)

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $32,360; cash collateral of $33,991 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined (see Letter of Credit footnote in Notes to Financial Statements).

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

42	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Renaissance Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.5%
Aerospace—0.7%
Spirit Aerosystems Holdings, Inc., Class A (d)	560,400	$5,699

Capital Goods—1.9%
Goodyear Tire & Rubber Co. (d)	857,400	5,119
Pitney Bowes, Inc.	362,000	9,224

		14,343

Chemicals—0.7%
Cytec Industries, Inc.	260,700	5,532

Commercial Services—5.6%
Apollo Group, Inc., Class A (d)	147,500	11,301
H&R Block, Inc.	1,051,000	23,879
Pharmaceutical Product Development, Inc.	264,400	7,670

		42,850

Consumer Discretionary—3.0%
Darden Restaurants, Inc.	175,245	4,938
Family Dollar Stores, Inc.	688,600	17,952

		22,890

Consumer Services—1.1%
Weight Watchers International, Inc.	285,600	8,402

Consumer Staples—3.2%
Clorox Co.	174,200	9,678
Lorillard, Inc.	260,600	14,685

		24,363

Energy—5.8%
Comstock Resources, Inc. (d)	79,840	3,773
Energy Transfer Partners L.P.	442,219	15,040
EXCO Resources, Inc. (d)	379,500	3,438
Halliburton Co.	211,500	3,845
National-Oilwell Varco, Inc. (d)	266,000	6,501
PetroHawk Energy Corp. (d)	321,110	5,019
XTO Energy, Inc.	196,241	6,921

		44,537

Financial Services—29.1%
AFLAC, Inc.	287,900	13,197
Allstate Corp.	386,100	12,649
Ameriprise Financial, Inc.	649,700	15,177
Annaly Capital Management, Inc., REIT	500,000	7,935
Assurant, Inc.	483,056	14,492
Assured Guaranty Ltd. (f)	746,200	8,507
Capital One Financial Corp.	373,000	11,895
CapitalSource, Inc., REIT (f)	1,004,057	4,639
CIT Group, Inc. (f)	1,347,000	6,115
Douglas Emmett, Inc., REIT	884,100	11,546
Genworth Financial, Inc., Class A	1,835,000	5,193
Macerich Co., REIT (f)	436,000	7,918
Nationwide Health Properties, Inc., REIT (f)	562,300	16,149
PartnerRe Ltd.	270,000	19,243
PNC Financial Services Group, Inc.	282,900	13,862
Prosperity Bancshares, Inc. (f)	456,200	13,499
Reinsurance Group of America, Inc. (f)	702,300	30,072
TCF Financial Corp. (f)	537,600	7,344
Zions Bancorporation (f)	193,100	4,733

		224,165

Healthcare—7.8%
Biogen Idec, Inc. (d)	314,900	14,999
DaVita, Inc. (d)	307,400	15,238

	Shares	Value (000s)

Health Net, Inc. (d)	390,000	$4,247
Laboratory Corp. of America Holdings (d)	334,700	21,558
United Therapeutics Corp. (d)	63,300	3,959

		60,001

Industrial—1.7%
Nalco Holding Co. (f)	1,117,400	12,895

Manufacturing—1.2%
Actuant Corp., Class A (f)	498,100	9,474

Materials & Processing—4.3%
PPG Industries, Inc.	259,200	10,998
Precision Castparts Corp.	241,400	14,358
Weyerhaeuser Co.	242,900	7,435

		32,791

Technology—8.0%
Affiliated Computer Services, Inc., Class A (d)	232,400	10,679
Amphenol Corp., Class A	624,867	14,984
ASML Holding NV	472,700	8,542
Ciena Corp. (d)(f)	830,500	5,564
EMC Corp. (d)	715,100	7,487
International Game Technology	1,092,000	12,984
Seagate Technology	386,600	1,713

		61,953

Telecommunications—0.6%
NII Holdings, Inc., Class B (d)	267,200	4,858

Transportation—2.8%
Union Pacific Corp.	157,583	7,533
UTI Worldwide, Inc.	968,300	13,885

		21,418

Utilities—15.0%
Allegheny Energy, Inc.	409,200	13,855
American Electric Power Co., Inc.	578,800	19,262
Entergy Corp.	197,200	16,393
NRG Energy, Inc. (d)(f)	643,500	15,013
PG&E Corp.	515,000	19,936
SCANA Corp.	320,000	11,392
Southern Co.	290,700	10,756
Vectren Corp.	361,800	9,049

		115,656

Total Common Stock (cost—$938,998)		711,827

EXCHANGE-TRADED FUND—0.4%

SPDR Series I Trust (f) (cost—$2,973)	135,900	2,975

SHORT-TERM INVESTMENTS—14.6%
Collateral Invested for Securities on Loan (e)—7.1%
AIM STIT—Government & Agency Portfolio,	12,000,000	12,000
BlackRock Liquidity Funds FedFund Portfolio	7,733,291	7,733
Cash Account Trust—Government & Agency Securities Portfolio,	12,642,638	12,643

	Principal Amount (000s)		Value (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.10%	$13,103		$8,412
1.868%	15,708		10,084
Gryphon Funding Ltd.,
zero coupon (c)(h)(j)†	7,185	*	3,284
Societe Generale,
zero coupon due 1/2/09	363		363

			54,519

Repurchase Agreement—7.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $58,151; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $59,316 including accrued interest (cost—$58,151)	58,151		58,151

Total Short-Term Investments (cost—$126,140)			112,670

Total Investments (cost—$1,068,111)—107.5%			827,472

Liabilities in excess of other assets—(7.5)%			(57,945)

Net Assets—100.0%			$769,527

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $64,149; cash collateral of $68,024 was received with which the Fund purchased short-term investments.

12.31.08	Allianz Funds Semiannual Report	43

Schedule of Investments (cont.)

OCC Renaissance Fund

December 31, 2008 (unaudited)

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

44	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Target Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Airlines—1.0%
UAL Corp. (f)	250,000	$2,755

Capital Goods—2.4%
Foster Wheeler Ltd. (d)	175,000	4,092
Jacobs Engineering Group, Inc. (d)	25,000	1,202
Toll Brothers, Inc. (d)	50,000	1,071

		6,365

Chemicals—0.8%
Mosaic Co.	60,000	2,076

Commercial Services—1.0%
VistaPrint Ltd. (d)(f)	150,000	2,792

Consumer Discretionary—11.9%
Clorox Co.	75,000	4,167
Coach, Inc. (d)	200,000	4,154
Darden Restaurants, Inc.	170,000	4,791
Dollar Tree Stores, Inc. (d)(f)	100,000	4,180
Kohl’s Corp. (d)	150,000	5,430
Lorillard, Inc.	65,000	3,663
Molson Coors Brewing Co., Class B	50,000	2,446
TJX Cos., Inc.	125,000	2,571

		31,402

Consumer Services—13.2%
Aegean Marine Petroleum Network, Inc. (f)	305,117	5,175
AerCap Holdings NV (d)	850,000	2,558
Burger King Holdings, Inc.	250,000	5,970
Corrections Corp. of America (d)	590,000	9,652
Owens-Illinois, Inc. (d)	175,000	4,783
Quanta Services, Inc. (d)	150,000	2,970
Viacom, Inc., Class B (d)	200,000	3,812

		34,920

Energy—12.3%
EXCO Resources, Inc. (d)	650,000	5,889
First Solar, Inc. (d)	30,000	4,139
National-Oilwell Varco, Inc. (d)	150,000	3,666
PetroHawk Energy Corp. (d)(f)	750,000	11,722
Quicksilver Resources, Inc. (d)(f)	1,250,000	6,963

		32,379

Financial Services—10.4%
CapitalSource, Inc., REIT (f)	1,100,000	5,082
Chubb Corp.	65,000	3,315
Greenhill & Co., Inc. (f)	25,000	1,744
IntercontinentalExchange, Inc. (d)	100,000	8,244
SLM Corp. (d)	1,015,000	9,034

		27,419

Healthcare—14.7%
BioMarin Pharmaceutical, Inc. (d)(f)	275,000	4,895
Celgene Corp. (d)	145,000	8,015
Hologic, Inc. (d)	325,000	4,248
Illumina, Inc. (d)(f)	160,000	4,168
Intuitive Surgical, Inc. (d)	30,000	3,810
Laboratory Corp. of America Holdings (d)(f)	65,000	4,187
Psychiatric Solutions, Inc. (d)	215,000	5,988
United Therapeutics Corp. (d)	55,000	3,440

		38,751

Materials & Processing—2.6%
Precision Castparts Corp.	115,000	6,840

	Shares	Value (000s)

Technology—24.6%
American Tower Corp., Class A (d)	350,000	$10,262
Ciena Corp. (d)	610,000	4,087
Citrix Systems, Inc. (d)	280,000	6,600
Cognizant Technology Solutions Corp., Class A (d)	275,000	4,967
Energizer Holdings, Inc. (d)	75,000	4,060
F5 Networks, Inc. (d)(f)	270,000	6,172
Global Payments, Inc.	205,000	6,722
KLA-Tencor Corp.	205,000	4,467
Lam Research Corp. (d)	325,000	6,916
Microchip Technology, Inc. (f)	210,000	4,101
ON Semi-conductor Corp. (d)	1,058,900	3,600
SanDisk Corp. (d)	310,000	2,976

		64,930

Telecommunications—1.8%
NII Holdings, Inc., Class B (d)	260,000	4,727

Transportation—1.8%
Knight Transportation, Inc. (f)	300,000	4,836

Total Common Stock (cost—$330,311)		260,192

SHORT-TERM INVESTMENTS—11.8%
Collateral Invested for Securities on Loan (e)—9.8%
AIM STIT—Government & Agency Portfolio	1,500,000	1,500
BlackRock Liquidity Funds FedFund Portfolio	300,000	300
Cash Account Trust—Government & Agency Securities Portfolio	15,760,193	15,760

	Principal Amount (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.08%	$8,664	5,562
0.10%	4,368	2,804
Societe Generale, zero coupon due 1/2/09	29	29

		25,955

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $5,154; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $5,258 including accrued interest (cost—$5,154)	5,154	5,154

Total Short-Term Investments (cost—$35,775)		31,109

	Contracts	Value (000s)
OPTIONS PURCHASED (d)—0.1%
Call Options—0.1%
Petrohawk Energy Corp. (CBOE), strike price $25, expires 3/21/09 (cost—$1,840)	3,500	$210

Total Investments (cost—$367,926)—110.4%		291,511

Liabilities in excess of other assets—(10.4)%		(27,546)

Net Assets—100.0%		$263,965

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $28,780; cash collateral of $30,639 was received with which the Fund purchased short-term investments.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(i) Security issued by a structured investment vehicle (“SIV”).

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	45

Statements of Assets and Liabilities

December 31, 2008 (unaudited)

Amounts in thousands, except per share amounts	Allianz Global Investors Multi-Style Fund	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund

Assets:
Investments, at value	$—	$396,842	$892,158	$132,871	$92,569
Investments in Affiliates, at value	179,689	—	—	—	—
Cash	—	—	1	1	1
Securities lending interest receivable (net)	—	—	12	8	—
Receivable for investments sold	—	1,305	17,191	—	975
Receivable for Fund shares sold	351	245	1,681	197	271
Dividends and interest receivable (net of foreign taxes)	—	1,363	820	29	75
Dividends and interest receivable from Affiliates	345	—	—	—	—
Contingent receivable from Letter of Credit (See note 7)	—	—	9,171	—	—
	180,385	399,755	921,034	133,106	93,891

Liabilities:
Payable for investments purchased	—	3,752	—	982	2,211
Payable for investments in Affiliates purchased	345	—	—	—	—
Payable for Fund shares redeemed	—	2,646	15,540	81	7
Payable for collateral for securities on loan	569	—	32,676	4,442	—
Dividends payable	3	—	—	—	—
Investment advisory fee payable	—	147	328	116	33
Administration fee payable	56	126	216	25	20
Distribution fee payable	75	121	109	2	1
Servicing fee payable	35	74	69	—	2
Other payables	—	7	—	—	—
	1,083	6,873	48,938	5,648	2,274
Net Assets	$179,302	$392,882	$872,096	$127,458	$91,617

Net Assets Consist of:
Paid-in-capital	$237,906	$972,561	$1,328,843	$213,696	$146,634
Undistributed (dividends in excess of) net investment income	(2,065)	830	742	(556)	46
Accumulated net realized loss	(9,154)	(449,498)	(271,787)	(62,197)	(33,056)
Net unrealized depreciation of investments and foreign currency transactions	(47,385)	(131,011)	(185,702)	(23,485)	(22,007)
	$179,302	$392,882	$872,096	$127,458	$91,617

Net Assets:
Institutional Class	$12,051	$15,049	$297,828	$113,969	$82,982
Administrative Class	—	23,588	240,432	13,489	7
Class P	—	—	7	—	7
Other Classes	167,251	354,245	333,829	—	8,621

Shares Issued and Outstanding:
Institutional Class	1,516	2,213	24,460	10,022	13,336
Administrative Class	—	3,581	20,353	1,258	1
Class P	—	—	1	—	1
Other Classes	20,771	55,134	29,138	—	1,401

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$7.95	$6.80	$12.18	$11.37	$6.22
Administrative Class	—	6.59	11.81	10.72	6.21
Class P	—	—	12.16	—	6.20

Cost of Investments	$—	$527,832	$1,087,031	$156,357	$114,576
Cost of Investments in Affiliates	$227,074	$—	$—	$—	$—

46	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$775,330	$17,575	$6,442,593	$1,012,237	$789,479	$10,101	$4,147,899
—	—	—	—	—	—	175,937
—	1	1	—	—	—	—
23	—	32	—	—	—	88
—	—	—	974	3,684	—	1,284
1,033	345	53,168	6,745	4,183	103	32,548
576	111	33,031	3,788	2,176	32	10,021
—	—	—	—	—	—	—
9,794	—	45,448	—	—	—	45,897
786,756	18,032	6,574,273	1,023,744	799,522	10,236	4,413,674

—	91	58,596	4,855	7,195	299	33,159
—	—	—	—	—	—	—
3,165	78	22,671	6,733	2,511	50	26,316
54,055	364	141,744	49,893	6,703	—	211,457
—	—	—	—	—	—	—
266	8	2,242	453	282	4	1,895
180	5	1,456	425	214	3	971
77	4	717	103	64	2	409
60	3	784	157	100	1	427
—	—	—	52	22	—	—
57,803	553	228,210	62,671	17,091	359	274,634
$728,953	$17,479	$6,346,063	$961,073	$782,431	$9,877	$4,139,040

$1,180,159	$38,633	$9,996,073	$1,734,523	$1,292,189	$16,744	$5,108,977
(1,149)	71	21,441	2,367	2,101	40	35,502
(300,216)	(14,120)	(830,293)	(272,789)	(197,216)	(2,780)	(240,880)

(149,841)	(7,105)	(2,841,158)	(503,028)	(314,643)	(4,127)	(764,559)
$728,953	$17,479	$6,346,063	$961,073	$782,431	$9,877	$4,139,040

$311,050	$1,593	$1,642,588	$176,797	$245,944	$1,131	$1,306,899
127,957	12	663,388	—	10,735	—	599,717
6	7	114,398	6	32,123	7	8
289,940	15,867	3,925,689	784,270	493,629	8,739	2,232,416

19,690	215	170,338	12,752	21,886	129	65,671
8,375	2	68,608	—	957	—	31,483
—	1	11,873	—	2,859	1	1
19,810	2,246	410,892	57,102	44,172	997	117,914

$15.80	$7.40	$9.64	$13.86	$11.24	$8.79	$19.90
15.28	7.38	9.67	—	11.22	—	19.05
15.79	7.30	9.64	13.87	11.24	8.79	19.87

$934,965	$24,681	$9,329,208	$1,515,264	$1,104,122	$14,228	$4,885,308
$—	$—	$—	$—	$—	$—	$248,873

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	47

Statements of Assets and Liabilities  (Cont.)

December 31, 2008 (unaudited)

Amounts in thousands, except per share amounts	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund	OCC Renaissance Fund	OCC Target Fund

Assets:
Investments, at value	$25,644	$388,774	$177,030	$827,472	$291,511
Cash	—	—	1	—	1
Securities lending interest receivable (net)	—	—	97	47	7
Receivable for investments sold	—	—	1,250	4,701	—
Receivable for Fund shares sold	2	1,269	94	4,809	132
Dividends and interest receivable (net of foreign taxes)	47	319	—	1,647	55
Contingent receivable from Letter of Credit (see Note 7)	—	1,551	3,654	13,470	4,665
Total Assets	25,693	391,913	182,126	852,146	296,371

Liabilities:
Payable for investments purchased	—	—	922	3,433	—
Options written, at value	87	—	—	—	—
Payable for Fund shares redeemed	357	776	358	10,216	1,425
Payable for collateral for securities on loan	696	21,643	34,193	67,989	30,621
Investment advisory fee payable	13	150	75	346	118
Administration fee payable	8	118	40	247	85
Distribution fee payable	7	116	30	238	105
Servicing fee payable	5	71	19	150	52
Other payables	—	25	—	—	—
Total distribution	1,173	22,899	35,637	82,619	32,406
Net Assets	$24,520	$369,014	$146,489	$769,527	$263,965

Net Assets Consist of:
Paid-in-capital	$53,231	$594,983	$263,964	$1,323,722	$476,604
Undistributed (dividends in excess of) net investment income	90	(916)	(517)	1,807	(2,286)
Accumulated net realized loss	(6,262)	(149,678)	(76,127)	(328,494)	(137,911)
Net unrealized depreciation of investments, options written and foreign currency transactions	(22,539)	(75,375)	(40,831)	(227,508)	(72,442)
	$24,520	$369,014	$146,489	$769,527	$263,965

Net Assets:
Institutional Class	$1,140	$23,602	$51,069	$24,198	$5,535
Administrative Class	140	82	109	9,241	94
Class P	7	7	7	—	5
Other Classes	23,233	345,323	95,304	736,088	258,331

Shares Issued and Outstanding:
Institutional Class	217	1,345	4,206	2,198	536
Administrative Class	27	5	9	859	9
Class P	1	—	1	—	1
Other Classes	4,687	20,335	7,859	75,562	30,308

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$5.26	$17.55	$12.14	$11.01	$10.32
Administrative Class	5.19	17.05	11.87	10.76	10.15
Class P	5.25	15.74	10.78	—	9.91

Cost of Investments	$48,198	$465,708	$221,515	$1,068,111	$367,926
Premiums Received for Options Written	$102	$—	$—	$—	$—

48	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

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12.31.07	Allianz Funds Semiannual Report	49

Statements of Operations

For the Six Months Ended December 31, 2008 (unaudited)

Amounts in thousands	Allianz Global Investors Multi-Style Fund	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund

Investment Income:
Interest	$—	$81	$154	$45	$23
Dividends, net of foreign withholding taxes	—	10,013	7,302	569	644
Dividends from investments in Affiliates	5,621	—	—	—	—
Security lending income (net)	—	266	40	73	—
Miscellaneous income	—	2	8	3	—
Total Income	5,621	10,362	7,504	690	667

Expenses:
Investment advisory fees	—	1,267	2,648	1,004	247
Administration fees	431	1,085	1,708	218	145
Distribution and/or servicing fees — Administrative Class	—	43	407	22	—
Distribution and/or servicing fees — Other Classes	858	1,646	1,023	—	22
Trustees’ fees	1	54	111	16	6
Interest expense	—	3	—	—	—
Tax expense	—	—	—	—	—
Miscellaneous expense	—	—	12	—	—
Total Expenses	1,290	4,098	5,909	1,260	420
Reimbursement by manager	—	—	(13)	—	—
Net Expenses	1,290	4,098	5,896	1,260	420
Net Investment Income (Loss)	4,331	6,264	1,608	(570)	247

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	(282,692)	(253,620)	(38,998)	(26,309)
Investments in Affiliates	(10,657)	—	—	—	—
Foreign currency transactions	—	—	—	—	—

Net capital gain distributions received from underlying Affiliated funds	4,029	—	—	—	—
Payments from Affiliates	—	297	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	69,938	(273,090)	(33,195)	(22,837)
Investments in Affiliates	(55,238)	—	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	—	3,457	—	—
Foreign currency transactions	—	—	—	—	—
Net Realized and Change in Unrealized Loss	(61,866)	(212,457)	(523,253)	(72,193)	(49,146)

Net Decrease in Net Assets Resulting from Investment Operations	$(57,535)	$(206,193)	$(521,645)	$(72,763)	$(48,899)

50	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund

$294	$3	$1,132	$263	$165	$3	$1,751
3,677	595	163,399	20,254	15,366	235	75,228
—	—	—	—	—	—	2,491
83	8	374	88	—	—	1,787
10	—	26	8	2	—	30
4,064	606	164,931	20,613	15,533	238	81,287

2,339	80	15,658	3,640	1,957	30	12,469
1,570	44	10,055	3,371	1,466	19	6,399
204	—	892	—	17	—	790
1,004	51	10,484	2,170	1,185	23	5,161
95	2	666	103	76	1	420
5	—	—	—	10	—	—
—	1	—	—	14	—	1
11	—	65	—	—	—	37
5,228	178	37,820	9,284	4,725	73	25,277
(14)	—	(58)	—	—	—	(77)
5,214	178	37,762	9,284	4,725	73	25,200
(1,150)	428	127,169	11,329	10,808	165	56,087

(293,281)	(11,962)	(829,663)	(268,723)	(153,411)	(2,429)	(246,858)
—	—	—	—	—	—	6,508
—	—	—	(53)	—	—	2

—	—	—	—	—	—	—
—	—	2	—	—	—	—

(271,867)	1,010	(1,685,861)	(438,511)	(194,206)	(1,493)	(1,060,727)
—	—	—	—	—	—	7,538
3,722	—	19,179	—	—	—	19,052
—	—	—	13	—	—	(4)
(561,426)	(10,952)	(2,496,343)	(707,274)	(347,617)	(3,922)	(1,274,489)

$(562,576)	$(10,524)	$(2,369,174)	$(695,945)	$(336,809)	$(3,757)	$(1,218,402)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	51

Statements of Operations  (Cont.)

For the Six Months Ended December 31, 2008 (unaudited)

Amounts in thousands	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund	OCC Renaissance Fund	OCC Target Fund

Investment Income:
Interest	$1	$52	$8	$257	$47
Dividends, net of foreign withholding taxes	345	2,443	107	13,929	700
Security lending income (net)	3	—	817	528	293
Miscellaneous income	—	—	—	1	2
Total Income	349	2,495	932	14,715	1,042

Expenses:
Investment advisory fees	106	1,151	657	2,850	1,138
Administration fees	69	899	350	2,020	819
Distribution and/or servicing fees — Administrative Class	—	—	—	31	—
Distribution and/or servicing fees — Other Classes	105	1,443	427	3,246	1,535
Trustees’ fees	3	44	19	99	38
Interest expense	2	3	—	4	—
Tax expense	1	—	—	1	—
Miscellaneous expense	—	4	2	10	4
Total Expenses	286	3,544	1,455	8,261	3,534
Reimbursement by manager	—	(2)	(7)	(23)	(8)
Net Expenses	286	3,542	1,448	8,238	3,526
Net Investment Income (Loss)	63	(1,047)	(516)	6,477	(2,484)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,636)	(65,132)	(54,430)	(235,823)	(133,417)
Options written	933	—	—	(896)	—
Foreign currency transactions	—	—	—	84	1
Payments from Affiliates	2	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(12,731)	(115,356)	(42,037)	(198,214)	(152,880)
Options written	(103)	—	—	506	—
Contingent receivable from Letter of Credit (see Note 7)	—	656	1,500	5,444	1,980
Foreign currency transactions	—	(3)	—	(6)	—
Net Realized and Change in Unrealized Loss	(14,535)	(179,835)	(94,967)	(428,905)	(284,316)
Net Decrease in Net Assets Resulting from Investment Operations	$(14,472)	$(180,882)	$(95,483)	$(422,428)	$(286,800)

52	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

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12.31.07	Allianz Funds Semiannual Report	53

Statements of Changes in Net Assets

Amounts in thousands	Allianz Global Investors Multi-Style Fund		Allianz Global Investors Value Fund		CCM Capital Appreciation Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,331	$6,933	$6,264	$16,419	$1,608	$2,365
Net realized gain (loss) on investments and foreign currency transactions	—	—	(282,692)	(153,910)	(253,620)	53,607

Net realized gain (loss) on investments in Affiliates	(10,657)	(3,812)	—	—	—	—

Net capital gain distributions received from underlying Affiliated funds	4,029	16,987	—	—	—	—
Payments from Affiliates (see Note 9)	—	—	297	—	—	—
Net change in unrealized appreciation/depreciation on investments, contingent receivable from Letter of Credit and foreign currency transactions	—	—	69,938	(361,858)	(269,633)	(137,847)
Net change in unrealized appreciation/depreciation of investments with Affiliates	(55,238)	(38,360)	—	—	—	—
Net decrease resulting from investment operations	(57,535)	(18,252)	(206,193)	(499,349)	(521,645)	(81,875)

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(497)	(1,188)	(733)	(1,435)	(611)	(1,943)
Administrative Class	—	—	(1,149)	(1,343)	(171)	(2,951)
Class P	—	—	—	—	—	—
Other Classes	(5,898)	(18,007)	(14,470)	(10,789)	(85)	(1,481)
Net realized capital gains
Institutional Class	—	(328)	—	(16,028)	—	(33,721)
Administrative Class	—	—	—	(13,756)	—	(44,039)
Class P	—	—	—	—	—	—
Other Classes	—	(7,867)	—	(225,697)	—	(61,455)
Return of Capital
Institutional Class	—	(146)	—	—	—	—
Administrative Class	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Other Classes	—	(3,510)	—	—	—	—
Total Dividends and Distributions to Shareholders	(6,395)	(31,046)	(16,352)	(269,048)	(867)	(145,590)

Fund Share Transactions:
Net proceeds from the sale of fund shares	20,057	58,978	23,531	140,789	175,359	547,778
Issued in reinvestment of distributions	5,183	24,719	14,242	232,772	799	119,533
Cost of shares redeemed	(60,015)	(91,138)	(197,972)	(695,828)	(289,787)	(575,963)
Net increase (decrease) from Fund share transactions	(34,775)	(7,441)	(160,199)	(322,267)	(113,629)	91,348
Fund Redemption Fees	—	1	1	9	17	31
Total Increase (Decrease) in Net Assets	(98,705)	(56,738)	(382,743)	(1,090,655)	(636,124)	(136,086)

Net Assets:
Beginning of period	278,007	334,745	775,625	1,866,280	1,508,220	1,644,306
End of period*	$179,302	$278,007	$392,882	$775,625	$872,096	$1,508,220
*Including undistributed (dividends in excess of) net investment income of:	$(2,065)	$(1)	$830	$10,918	$742	$1

54	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Emerging Companies Fund		CCM Focused Growth Fund		CCM Mid-Cap Fund		NFJ All-Cap Value Fund		NFJ Dividend Value Fund

Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008

$(570)	$(2,443)	$247	$199	$(1,150)	$(2,614)	$428	$849	$127,169	$200,045
(38,998)	(8,082)	(26,309)	(6,328)	(293,281)	60,724	(11,962)	(1,743)	(829,663)	542,890

—	—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	2	—

(33,195)	(42,971)	(22,837)	(3,388)	(268,145)	(65,074)	1,010	(9,453)	(1,666,682)	(2,008,986)
—	—	—	—	—	—	—	—	—	—

(72,763)	(53,496)	(48,899)	(9,517)	(562,576)	(6,964)	(10,524)	(10,347)	(2,369,174)	(1,266,051)

—	—	(308)	(145)	—	—	(82)	(273)	(31,330)	(55,706)
—	—	—	—	—	—	(1)	—	(12,155)	(16,652)
—	—	—	—	—	—	—	—	(959)	—
—	—	—	(4)	—	—	(795)	(553)	(68,044)	(126,162)

—	(39,647)	—	(25)	—	(51,747)	—	(2,960)	(96,563)	(93,011)
—	(5,961)	—	—	—	(29,195)	—	(28)	(39,134)	(25,593)
—	—	—	—	—	—	—	—	(2,051)	—
—	—	—	(3)	—	(61,873)	—	(7,745)	(235,076)	(329,242)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

—	(45,608)	(308)	(177)	—	(142,815)	(878)	(11,559)	(485,312)	(646,366)

13,743	42,116	14,121	108,901	145,053	586,561	6,097	25,721	2,455,529	3,344,329
—	38,262	228	114	—	133,758	725	10,184	417,598	539,146
(43,779)	(226,556)	(8,333)	(19,656)	(274,892)	(485,554)	(11,523)	(24,373)	(1,541,912)	(2,772,845)

(30,036)	(146,178)	6,016	89,359	(129,839)	234,765	(4,701)	11,532	1,331,215	1,110,630
1	2	1	—	5	13	1	—	139	61
(102,798)	(245,280)	(43,190)	79,665	(692,410)	84,999	(16,102)	(10,374)	(1,523,132)	(801,726)

230,256	475,536	134,807	55,142	1,421,363	1,336,364	33,581	43,955	7,869,195	8,670,921
$127,458	$230,256	$91,617	$134,807	$728,953	$1,421,363	$17,479	$33,581	$6,346,063	$7,869,195

$(556)	$14	$46	$107	$(1,149)	$1	$71	$521	$21,441	$6,760

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	55

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ International Value Fund		NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Period from August 22, 2006† to June 30, 2007

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$11,329	$37,489	$10,808	$18,301	$165	$226
Net realized gain (loss) on investments, options written and foreign currency transactions	(268,776)	53,911	(153,411)	(39,980)	(2,429)	294
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates (see Note 9)	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(438,498)	(131,898)	(194,206)	(165,075)	(1,493)	(3,466)
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—	—
Net decrease resulting from investment operations	(695,945)	(40,498)	(336,809)	(186,754)	(3,757)	(2,946)

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(2,573)	(4,458)	(3,450)	(7,336)	(21)	(54)
Administrative Class	—	—	(142)	(143)	—	—
Class P	—	—	(149)	—	—	—
Other Classes	(11,232)	(28,797)	(5,232)	(10,643)	(111)	(172)
Net realized capital gains
Institutional Class	(5,646)	(3,909)	—	(4,483)	(39)	(74)
Administrative Class	—	—	—	(48)	—	—
Class P	—	—	—	—	—	—
Other Classes	(28,908)	(34,827)	—	(10,522)	(270)	(409)
Total Dividends and Distributions to Shareholders	(48,359)	(71,991)	(8,973)	(33,175)	(441)	(709)

Fund Share Transactions:
Net proceeds from the sale of fund shares	675,651	1,296,394	391,584	1,147,185	4,305	7,629
Issued in reinvestment of distributions	35,134	48,399	7,349	26,777	341	560
Cost of shares redeemed	(477,779)	(263,790)	(311,258)	(497,278)	(2,225)	(9,588)
Net increase (decrease) from Fund share transactions	233,006	1,081,003	87,675	676,684	2,421	(1,399)
Fund Redemption Fees	155	102	9	26	—	—
Total Increase (Decrease) in Net Assets	(511,143)	968,616	(258,098)	456,781	(1,777)	(5,054)

Net Assets:
Beginning of period	1,472,216	503,600	1,040,529	583,748	11,654	16,708
End of period*	$961,073	$1,472,216	$782,431	$1,040,529	$9,877	$11,654
*Including undistributed (dividends in excess of) net investment income of:	$2,367	$4,843	$2,101	$266	$40	$7

56	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund		OCC Opportunity Fund		OCC Renaissance Fund

Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six months ended December 31, 2008 (unaudited)	Period from July 3, 2006 to June 30, 2007	Six months ended December 31, 2008 (unaudited)	Year ended June 30, 2008

$56,087	$58,340	$63	$12	$(1,047)	$(4,028)	$(516)	$(2,242)	$6,477	$6,554
(246,856)	576,742	(1,703)	5,551	(65,132)	52,324	(54,430)	(12,381)	(236,635)	(63,099)
6,508	(8,211)	—	—	—	—	—	—	—	—
—	—	2	—	—	—	—	—	—	—
(1,041,679)	(960,659)	(12,834)	(14,031)	(114,703)	(56,738)	(40,537)	(37,080)	(192,270)	(182,565)
7,538	(13,163)	—	—	—	—	—	—	—	—
(1,218,402)	(346,951)	(14,472)	(8,468)	(180,882)	(8,442)	(95,483)	(51,703)	(422,428)	(239,110)

(25,431)	(19,937)	—	—	—	—	—	—	(443)	(71)
(11,038)	(16,879)	—	—	—	—	—	—	(183)	(225)
—	—	—	—	—	—	—	—	—	—
(31,873)	(37,770)	—	—	—	—	—	—	(8,794)	(1,391)

(122,492)	(88,304)	(10)	(182)	—	—	—	(3,973)	(3)	(8,443)
(61,224)	(69,258)	(1)	(21)	—	—	—	(12)	(2)	(10,317)
(1)	—	—	—	—	—	—	—	—	—
(219,187)	(232,225)	(214)	(3,715)	—	—	—	(28,325)	(99)	(356,441)
(471,246)	(464,373)	(225)	(3,918)	—	—	—	(32,310)	(9,524)	(376,888)

1,899,246	1,350,403	1,873	8,006	57,819	254,101	26,478	132,147	65,676	212,103
386,791	393,460	192	3,367	—	—	—	27,032	8,119	313,158
(757,633)	(1,423,306)	(8,889)	(23,913)	(68,051)	(262,584)	(31,447)	(89,194)	(240,772)	(706,931)
1,528,404	320,557	(6,824)	(12,540)	(10,232)	(8,483)	(4,969)	69,985	(166,977)	(181,670)
94	21	—	1	—	1	—	1	1	4
(161,150)	(490,746)	(21,521)	(24,925)	(191,114)	(16,924)	(100,452)	(14,027)	(598,928)	(797,664)

4,300,190	4,790,936	46,041	70,966	560,128	577,052	246,941	260,968	1,368,455	2,166,119
$4,139,040	$4,300,190	$24,520	$46,041	$369,014	$560,128	$146,489	$246,941	$769,527	$1,368,455
$35,502	$47,757	$90	$27	$(916)	$131	$(517)	$(1)	$1,807	$4,750

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	57

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Target Fund

	Six months ended December 31, 2008	Year ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(2,484)	$(6,901)
Net realized loss on investments, options written and foreign currency transactions	(133,416)	85,543
Net change in unrealized depreciation of investments, options written and foreign currency transactions	(150,900)	(74,578)
Net increase (decrease) resulting from investment operations	(286,800)	4,064

Dividends and Distributions to Shareholders from:
Net realized capital gains
Institutional Class	(760)	(1,046)
Administrative Class	(13)	(16)
Class P	(1)	—
Other Classes	(42,345)	(66,728)
Total Dividends and Distributions to Shareholders	(43,119)	(67,790)

Fund Share Transactions:
Net proceeds from the sale of common stock	23,274	121,129
Issued in reinvestment of distributions	34,027	53,574
Cost of shares redeemed	(57,758)	(186,120)
Net decrease from Fund share transactions	(457)	(11,417)

Fund Redemption Fee	3	2

Total Decrease in Net Assets	(330,373)	(75,141)

Net Assets:
Beginning of period	594,338	669,479
End of period*	$263,965	$594,338
*Including undistributed (dividends in excess of) net investment income of:	$(2,286)	$198

58	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	59

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
Allianz Global Investors Multi-Style Fund
Institutional Class
12/31/2008+	$10.55	$0.24	$(2.50)	$(2.26)	$(0.34)	$—
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)
6/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)
6/30/2006	11.09	0.24	0.82	1.06	(0.22)	(0.13)
6/30/2005	10.61	0.32	0.45	0.77	(0.29)	—
6/30/2004	9.29	0.30	1.18	1.48	(0.16)	—
Allianz Global Investors Value Fund
Institutional Class
12/31/2008+	$10.34	$0.13	$(3.32)	$(3.19)	$(0.35)	$—
6/30/2008	18.84	0.29	(5.74)	(5.45)	(0.22)	(2.83)
6/30/2007	16.49	0.27	3.56	3.83	(0.24)	(1.24)
6/30/2006	17.62	0.25	1.20	1.45	(0.23)	(2.35)
6/30/2005	17.46	0.21	0.49	0.70	(0.08)	(0.46)
6/30/2004	12.90	0.16	4.48	4.64	(0.08)	—
Administrative Class
12/31/2008+	$10.02	$0.12	$(3.21)	$(3.09)	$(0.34)	$—
6/30/2008	18.43	0.24	(5.58)	(5.34)	(0.24)	(2.83)
6/30/2007	16.18	0.22	3.50	3.72	(0.23)	(1.24)
6/30/2006	17.34	0.20	1.19	1.39	(0.20)	(2.35)
6/30/2005	17.17	0.16	0.49	0.65	(0.02)	(0.46)
6/30/2004	12.71	0.12	4.41	4.53	(0.07)	—
CCM Capital Appreciation Fund
Institutional Class
12/31/2008+	$18.79	$0.04	$(6.63)	$(6.59)	$(0.02)	$—
6/30/2008	21.64	0.10	(0.95)	(0.85)	(0.10)	(1.90)
6/30/2007	20.22	0.12	2.73	2.85	(0.06)	(1.37)
6/30/2006	18.36	0.12	1.78	1.90	(0.04)	—
6/30/2005	16.63	0.16	1.67	1.83	(0.10)	—
6/30/2004	14.27	0.06	2.30	2.36	—	—
Administrative Class
12/31/2008+	$18.22	$0.02	$(6.42)	$(6.40)	$(0.01)	$—
6/30/2008	21.11	0.05	(0.92)	(0.87)	(0.12)	(1.90)
6/30/2007	19.78	0.07	2.66	2.73	(0.03)	(1.37)
6/30/2006	17.99	0.07	1.74	1.81	(0.02)	—
6/30/2005	16.32	0.11	1.64	1.75	(0.08)	—
6/30/2004	14.04	0.02	2.26	2.28	—	—
Class P
7/7/2008† - 12/31/2008+	$18.19	$0.04	$(6.04)	$(6.00)	$(0.03)	$—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(d)	If the Adviser had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.

60	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.34)	$—	(b)	$7.95		(21.48)%		$12,051	0.10	%*	5.28	%*	14%
(0.14)	(1.44)	—	(b)	10.55		(4.85)		15,564	0.10		3.04		17
—	(1.03)	—	(b)	12.54		15.49		13,155	0.17	(c)	2.64		17
—	(0.35)	—	(b)	11.80		9.56		745	0.10	(c)	2.05		6
—	(0.29)	—		11.09		7.35		909	0.10	(c)(d)	2.93		25
—	(0.16)	—		10.61		16.70		1,987	0.10	(c)(d)	2.94		23

$—	$(0.35)	$—	(b)	$6.80	(g)	(30.75	)%(g)	$15,049	0.72	%*	3.01	%*	113%
—	(3.05)	—	(b)	10.34		(33.98)		49,083	0.71		1.93		97
—	(1.48)	—	(b)	18.84		23.70		116,630	0.70		1.47		95
—	(2.58)	—	(b)	16.49		8.51		90,492	0.72		1.43		63
—	(0.54)	—		17.62	(e)	3.98	(e)	128,968	0.71		1.20		101
—	(0.08)	—		17.46		36.10		191,216	0.71		1.00		67

$—	$(0.34)	$—	(b)	$6.59	(h)	(30.78	)%(h)	$23,588	0.97	%*	2.70	%*	113%
—	(3.07)	—	(b)	10.02		(33.34)		45,729	0.96		1.68		97
—	(1.47)	—	(b)	18.43		23.42		101,704	0.95		1.23		95
—	(2.55)	—	(b)	16.18		8.25		83,668	0.97		1.19		63
—	(0.48)	—		17.34	(f)	3.77	(f)	117,497	0.96		0.95		101
—	(0.07)	—		17.17		35.72		96,072	0.96		0.76		67

$—	$(0.02)	$—	(b)	$12.18		(35.04)%		$297,828	0.71	%*	0.59	%*	75%
—	(2.00)	—	(b)	18.79		(5.05)		459,142	0.69		0.47		134
—	(1.43)	—	(b)	21.64		14.67		424,762	0.68		0.61		150
—	(0.04)	—	(b)	20.22		10.33		383,054	0.72		0.60		161
—	(0.10)	—		18.36		11.01		258,048	0.71		0.90		137
—	—	—		16.63		16.54		292,920	0.71		0.35		148

$—	$(0.01)	$—	(b)	$11.81		(35.14)%		$240,432	0.96	%*	0.33	%*	75%
—	(2.02)	—	(b)	18.22		(5.32)		439,571	0.93		0.24		134
—	(1.40)	—	(b)	21.11		14.37		518,562	0.93		0.37		150
—	(0.02)	—	(b)	19.78		10.09		459,715	0.97		0.35		161
—	(0.08)	—		17.99		10.75		287,845	0.96		0.66		137
—	—	—		16.32		16.24		235,357	0.96		0.10		148

$—	$(0.03)	$—	(b)	$12.16		(32.97)%		$7	0.81	%*	0.52	%*	75%
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.61 and 3.94%, respectively.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.33 and 3.73%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $6.80 and (48.75)%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $6.59 and (48.81)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	61

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Emerging Companies Fund
Institutional Class
12/31/2008+	$17.28	$(0.05)	$(5.86)	$(5.91)	$—	$—
6/30/2008	23.21	(0.14)	(3.04)	(3.18)	—	(2.75)
6/30/2007	24.55	(0.11)	1.14	1.03	—	(2.37)
6/30/2006	23.27	(0.20)	3.40	3.20	—	(1.92)
6/30/2005	23.89	(0.18)	1.73	1.55	—	(2.17)
6/30/2004	19.70	(0.26)	6.27	6.01	—	(1.82)
Administrative Class
12/31/2008+	$16.32	$(0.06)	$(5.54)	$(5.60)	$—	$—
6/30/2008	22.12	(0.19)	(2.86)	(3.05)	—	(2.75)
6/30/2007	23.57	(0.16)	1.08	0.92	—	(2.37)
6/30/2006	22.46	(0.25)	3.28	3.03	—	(1.92)
6/30/2005	23.20	(0.23)	1.66	1.43	—	(2.17)
6/30/2004	19.21	(0.31)	6.12	5.81	—	(1.82)
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

62	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(b)	$11.37	(34.20)%	$113,969	1.42	%*	(0.63)%*	75%
—	(2.75)	—	(b)	17.28	(15.22)	206,444	1.50		(0.69)	140
—	(2.37)	—	(b)	23.21	4.71	420,835	1.51		(0.49)	188
—	(1.92)	—	(b)	24.55	14.08	597,208	1.52		(0.81)	155
—	(2.17)	—		23.27	6.82	597,547	1.51		(0.79)	144
—	(1.82)	—		23.89	31.57	491,944	1.50		(1.13)	176

$—	$—	$—	(b)	$10.72	(34.31)%	$13,489	1.67	%*	(0.88)%*	75%
—	(2.75)	—	(b)	16.32	(15.43)	23,812	1.75		(0.95)	140
—	(2.37)	—	(b)	22.12	4.47	54,701	1.76		(0.74)	188
—	(1.92)	—	(b)	23.57	13.82	62,776	1.77		(1.06)	155
—	(2.17)	—		22.46	6.49	50,854	1.76		(1.05)	144
—	(1.82)	—		23.20	31.33	55,531	1.75		(1.39)	176

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	63

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Focused Growth Fund
Institutional Class
12/31/2008+	$9.75	$0.02		$(3.53)	$(3.51)	$(0.02)	$—
6/30/2008	10.54	0.03		(0.80)	(0.77)	(0.02)	— (b)
6/30/2007	9.34	0.03		1.33	1.36	(0.02)	(0.14)
6/30/2006	7.82	0.04		1.50	1.54	(0.02)	—
6/30/2005	6.94	0.02		0.86	0.88	—	—
6/30/2004	5.66	—	(b)	1.28	1.28	—	—
Administrative Class
12/31/2008+	$9.71	$0.01		$(3.51)	$(3.50)	$— (b)	$—
6/30/2008	10.50	—	(b)	(0.79)	(0.79)	— (b)	— (b)
9/15/2006† - 6/30/2007	9.14	0.01		1.52	1.53	(0.03)	(0.14)
Class P
7/7/2008† - 12/31/2008+	$9.44	$0.02		$(3.22)	$(3.20)	$(0.04)	$—
CCM Mid-Cap Fund
Institutional Class
12/31/2008+	$26.87	$0.01		$(11.08)	$(11.07)	$—	$—
6/30/2008	29.54	0.04		0.36	0.40	—	(3.07)
6/30/2007	28.50	0.10		3.81	3.91	—	(2.87)
6/30/2006	25.20	0.10		3.20	3.30	—	—
6/30/2005	21.80	0.07		3.33	3.40	—	—
6/30/2004	17.65	0.02		4.13	4.15	—	—
Administrative Class
12/31/2008+	$26.02	$(0.02)		$(10.72)	$(10.74)	$—	$—
6/30/2008	28.76	(0.03)		0.36	0.33	—	(3.07)
6/30/2007	27.89	0.03		3.71	3.74	—	(2.87)
6/30/2006	24.71	0.02		3.16	3.18	—	—
6/30/2005	21.44	0.02		3.25	3.27	—	—
6/30/2004	17.40	(0.03)		4.07	4.04	—	—
Class P
7/7/2008† - 12/31/2008+	$25.53	$—	(b)	$(9.74)	$(9.74)	$—	$—
NFJ All-Cap Value Fund
Institutional Class
12/31/2008+	$11.62	$0.18		$(4.00)	$(3.82)	$(0.40)	$—
6/30/2008	20.32	0.42		(4.29)	(3.87)	(0.31)	(4.52)
6/30/2007	17.61	0.32		3.02	3.34	(0.23)	(0.40)
6/30/2006	15.97	0.22		2.16	2.38	(0.09)	(0.65)
6/30/2005	15.36	0.21		1.22	1.43	—	(0.83)
6/30/2004	12.41	0.09		3.33	3.42	(0.05)	(0.42)
Administrative Class
12/31/2008+	$11.67	$0.19		$(4.04)	$(3.85)	$(0.44)	$—
6/30/2008	20.21	0.41		(4.31)	(3.90)	(0.12)	(4.52)
6/30/2007	17.52	0.28		3.00	3.28	(0.19)	(0.40)
6/30/2006	15.87	0.18		2.15	2.33	(0.03)	(0.65)
6/30/2005	15.31	0.13		1.25	1.38	—	(0.83)
6/30/2004	12.39	0.05		3.32	3.37	(0.03)	(0.42)
Class P
7/7/2008† - 12/31/2008+	$11.23	$0.19		$(3.63)	$(3.44)	$(0.49)	$—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.48 and 13.04%, respectively.

64	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.02)	$—	(b)	$6.22		(35.96)%	$82,982	0.71	%*	0.50	%*	77%
—	(0.02)	—	(b)	9.75		(7.30)	122,861	0.72		0.30		143
—	(0.16)	—		10.54		14.72	50,850	0.71		0.30		106
—	(0.02)	—	(b)	9.34		19.68	4,600	0.73		0.48		153
—	—	—		7.82		12.79	3,457	0.71		0.24		123
—	—	—		6.94		22.61	2,527	0.71		0.08		90

$—	$— (b)	$—	(b)	6.21		(36.02)%	$7	0.96	%*	0.25	%*	77%
—	— (b)	—	(b)	9.71		(7.49)	11	0.96		—	(h)	143
—	(0.17)	—		10.50		16.96	12	0.96	*	0.13	*	106

$—	$(0.04)	$—	(b)	$6.20		(33.89)%	$7	0.80	%*	0.44	%*	77%

$—	$—	$—	(b)	$15.80		(41.20)%	$311,050	0.71	%*	0.10	%*	75%
—	(3.07)	—	(b)	26.87		0.69	522,366	0.69		0.12		149
—	(2.87)	—	(b)	29.54		15.02	482,027	0.69		0.35		164
—	—	—	(b)	28.50	(c)	13.10 (c)	470,705	0.71		0.35		174
—	—	—		25.20		15.60	271,735	0.71		0.31		140
—	—	—		21.80		23.51	254,401	0.71		0.12		165

$—	$—	$—	(b)	$15.28		(41.28)%	$127,957	0.96	%*	(0.16	)%*	75%
—	(3.07)	—	(b)	26.02		0.45	214,673	0.94		(0.11)		149
—	(2.87)	—	(b)	28.76		14.73	278,073	0.94		0.11		164
—	—	—	(b)	27.89	(d)	12.87 (d)	304,305	0.96		0.09		174
—	—	—		24.71		15.25	260,340	0.96		0.07		140
—	—	—		21.44		23.22	190,058	0.95		(0.14)		165

$—	$—	$—	(b)	$15.79		(38.15)%	$6	0.81	%*	0.01	%*	75%

$—	$(0.40)	$—	(b)	$7.40		(32.73)%	$1,593	0.92	%*	3.58	%*	40%
—	(4.83)	—	(b)	11.62		(22.41)	10,486	0.91		2.73		47
—	(0.63)	—	(b)	20.32		19.14	11,196	0.92		1.69		122
—	(0.74)	—	(b)	17.61		15.13	32,059	0.91	(f)	1.29		55
—	(0.83)	0.01		15.97		9.30	29,288	0.91	(e)	1.34		150
—	(0.47)	—		15.36		27.88	1,542	0.96		0.61		145

$—	$(0.44)	$—	(b)	$7.38		(32.80)%	$12	1.17	%*	3.96	%*	40%
—	(4.64)	—	(b)	11.67		(22.60)	18	1.16		2.37		47
—	(0.59)	—	(b)	20.21		18.86	24	1.18		1.50		122
—	(0.68)	—	(b)	17.52		14.90	20	1.16	(g)	1.03		55
—	(0.83)	0.01		15.87		8.99	18	1.20	(e)	0.81		150
—	(0.45)	—		15.31		27.54	16	1.20		0.36		145

$—	$(0.49)	$—	(b)	$7.30		(30.42)%	$7	1.02	%*	4.26	%*	40%
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.87 and 12.81%, respectively.
(e)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(h)	Less than 0.005%.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Dividend Value Fund
Institutional Class
12/31/2008+	$14.74	$0.25	$(4.51)	$(4.26)	$(0.21)	$(0.63)
6/30/2008	18.51	0.48	(2.83)	(2.35)	(0.51)	(0.91)
6/30/2007	15.51	0.46	3.24	3.70	(0.41)	(0.29)
6/30/2006	13.85	0.43	1.90	2.33	(0.45)	(0.22)
6/30/2005	12.59	0.36	1.39	1.75	(0.34)	(0.15)
6/30/2004	10.54	0.34	2.07	2.41	(0.27)	(0.09)
Administrative Class
12/31/2008+	$14.78	$0.24	$(4.52)	$(4.28)	$(0.20)	$(0.63)
6/30/2008	18.55	0.45	(2.84)	(2.39)	(0.47)	(0.91)
6/30/2007	15.56	0.42	3.25	3.67	(0.39)	(0.29)
6/30/2006	13.86	0.34	1.96	2.30	(0.38)	(0.22)
6/30/2005	12.60	0.33	1.39	1.72	(0.31)	(0.15)
6/30/2004	10.56	0.31	2.06	2.37	(0.24)	(0.09)
Class P
7/7/2008† - 12/31/2008+	$14.35	$0.29	$(4.15)	$(3.86)	$(0.22)	$(0.63)
NFJ International Value Fund
Institutional Class
12/31/2008+	$24.99	$0.22	$(10.60)	$(10.38)	$(0.23)	$(0.52)
6/30/2008	26.73	1.17	(0.91)	0.26	(0.96)	(1.04)
6/30/2007	19.43	0.64	7.36	8.00	(0.43)	(0.27)
6/30/2006	15.38	0.49	3.88	4.37	(0.18)	(0.15)
6/30/2005	14.73	0.62	3.15	3.77	(0.64)	(2.48)
6/30/2004	11.34	0.52	4.12	4.64	(0.39)	(0.86)
Class P
7/7/2008† - 12/31/2008+	$24.02	$0.22	$(9.62)	$(9.40)	$(0.23)	$(0.52)
NFJ Large-Cap Value Fund
Institutional Class
12/31/2008+	$16.77	$0.20	$(5.57)	$(5.37)	$(0.16)	$—
6/30/2008	20.81	0.43	(3.76)	(3.33)	(0.42)	(0.29)
6/30/2007	17.79	0.40	3.37	3.77	(0.34)	(0.41)
6/30/2006	16.06	0.38	2.10	2.48	(0.38)	(0.37)
6/30/2005	14.64	0.30	1.96	2.26	(0.26)	(0.59)
6/30/2004	12.26	0.25	2.36	2.61	(0.23)	—
Administrative Class
12/31/2008+	$16.75	$0.18	$(5.56)	$(5.38)	$(0.15)	$—
6/30/2008	20.80	0.36	(3.75)	(3.39)	(0.37)	(0.29)
9/15/2006† - 6/30/2007	18.21	0.27	3.05	3.32	(0.32)	(0.41)
Class P
7/7/2008† - 12/31/2008+	$16.21	$0.14	$(4.94)	$(4.80)	$(0.17)	$—
NFJ Mid-Cap Value Fund
Institutional Class
12/31/2008+	$13.51	$0.21	$(4.45)	$(4.24)	$(0.17)	$(0.31)
6/30/2008	17.52	0.33	(3.35)	(3.02)	(0.36)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.57	2.32	2.89	(0.36)	(0.01)
Class P
7/7/2008† - 12/31/2008+	$13.10	$0.20	$(4.03)	$(3.83)	$(0.17)	$(0.31)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(d)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.

66	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.84)	$—	(b)	$9.64	(f)	(28.90	)%(f)	$1,642,588	0.67	%*	4.08	%*	14%
—	(1.42)	—	(b)	14.74		(13.48)		1,802,701	0.67		2.86		49
—	(0.70)	—	(b)	18.51		24.20		1,693,928	0.67		2.62		29
—	(0.67)	—	(b)	15.51		17.21		349,151	0.71		2.89		26
—	(0.49)	—		13.85		14.08		119,556	0.71		2.74		30
—	(0.36)	—		12.59		23.11		72,757	0.70		2.86		36

$—	$(0.83)	$—	(b)	$9.67	(g)	(28.98	)%(g)	$663,388	0.92	%*	3.84	%*	14%
—	(1.38)	—	(b)	14.78		(13.67)		745,713	0.92		2.68		49
—	(0.68)	—	(b)	18.55		23.91		408,959	0.91		2.33		29
—	(0.60)	—	(b)	15.56		16.89		9,904	0.95		2.24		26
—	(0.46)	—		13.86		13.78		1,525	0.96		2.49		30
—	(0.33)	—		12.60		22.69		1,523	0.96		2.62		36

$—	$(0.85)	$—	(b)	$9.64	(h)	(26.93	)%(h)	$114,398	0.77	%*	5.62	%*	14%

$—	$(0.75)	$—	(b)	$13.86		(41.66)%		$176,797	1.05	%*	2.36	%*	29%
—	(2.00)	—	(b)	24.99		0.70		211,340	1.04		4.43		23
—	(0.70)	—	(b)	26.73		41.84		33,611	1.06		2.71		26
—	(0.33)	0.01		19.43		28.63		3,026	1.08		2.70		25
—	(3.12)	—		15.38		27.08		2,501	0.53	(c)(d)	4.06		61
—	(1.25)	—		14.73		42.12		1,927	0.41		3.80		80

$—	$(0.75)	$—	(b)	$13.87		(39.27)%		$6	1.15	%*	2.46	%*	29%

$—	$(0.16)	$—	(b)	$11.24		(32.19)%		$245,944	0.71	%*	2.86	%*	28%
—	(0.71)	—	(b)	16.77		(16.35)		349,924	0.70		2.30		39
—	(0.75)	—	(b)	20.81		21.52		161,445	0.72		2.01		26
—	(0.75)	—	(b)	17.79		15.77		27,324	0.73		2.23		32
—	(0.85)	0.01		16.06		15.78		7,835	0.71		1.96		35
—	(0.23)	—		14.64		21.46		3,279	0.70		1.82		99

$—	$(0.15)	$—	(b)	11.22		(32.32)%		$10,735	0.96	%*	2.57	%*	28%
—	(0.66)	—	(b)	16.75		(16.66)		16,623	0.95		1.96		39
—	(0.73)	—	(b)	20.80		18.52		77	0.97	*	1.73	*	26

$—	$(0.17)	$—	(b)	$11.24		(29.82)%		$32,123	0.80	%*	2.67	%*	28%

$—	$(0.48)	$—	(b)	8.79		(31.36)%		$1,131	0.87	%*	3.79	%*	31%
—	(0.99)	—	(b)	13.51		(17.79)		1,653	0.88		2.07		70
—	(0.37)	—	(b)	17.52		19.48		4,940	0.86	*(e)	4.01	*	34

$—	$(0.48)	$—	(b)	$8.79		(29.24)%		$7	0.97	%*	3.82	%*	31%
(e)	If the Adviser had not waived expenses, the ratio of expenses to average net assets would have been 1.53%.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $9.64 and (36.06)%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $9.67 and (36.17)%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $9.64 and (26.93)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	67

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Small-Cap Value Fund
Institutional Class
12/31/2008+	$30.08	$0.39	$(7.96)	$(7.57)	$(0.41)	$(2.20)
6/30/2008	35.97	0.57	(2.86)	(2.29)	(0.61)	(2.99)
6/30/2007	32.44	0.95	5.75	6.70	(0.65)	(2.52)
6/30/2006	31.08	0.77	3.69	4.46	(0.63)	(2.47)
6/30/2005	27.93	0.66	4.53	5.19	(0.44)	(1.60)
6/30/2004	22.03	0.60	5.83	6.43	(0.30)	(0.23)
Administrative Class
12/31/2008+	$28.91	$0.34	$(7.65)	$(7.31)	$(0.35)	$(2.20)
6/30/2008	34.83	0.47	(2.75)	(2.28)	(0.65)	(2.99)
6/30/2007	31.52	0.83	5.59	6.42	(0.59)	(2.52)
6/30/2006	30.31	0.66	3.59	4.25	(0.57)	(2.47)
6/30/2005	27.32	0.58	4.43	5.01	(0.42)	(1.60)
6/30/2004	21.79	0.57	5.47	6.04	(0.28)	(0.23)
Class P
7/7/2008† - 12/31/2008+	$28.58	$0.37	$(6.45)	$(6.08)	$(0.43)	$(2.20)
OCC Equity Premium Strategy Fund
Institutional Class
12/31/2008+	$7.90	$0.04	$(2.64)	$(2.60)	$—	$(0.04)
6/30/2008	9.72	0.07	(1.30)	(1.23)	—	(0.59)
6/30/2007	8.46	0.07	1.77	1.84	—	(0.58)
6/30/2006	8.04	0.07	0.66	0.73	(0.01)	(0.30)
6/30/2005	7.66	0.11	0.36	0.47	(0.09)	—
6/30/2004	6.57	0.12	1.10	1.22	(0.13)	—
Administrative Class
12/31/2008+	$7.81	$0.03	$(2.61)	$(2.58)	$—	$(0.04)
6/30/2008	9.64	0.05	(1.29)	(1.24)	—	(0.59)
6/30/2007	8.41	0.05	1.76	1.81	—	(0.58)
6/30/2006	8.02	0.04	0.65	0.69	— (b)	(0.30)
6/30/2005	7.65	0.09	0.35	0.44	(0.07)	—
6/30/2004	6.55	0.10	1.11	1.21	(0.11)	—
Class P
7/7/2008† - 12/31/2008+	$7.67	$0.03	$(2.41)	$(2.38)	$—	$(0.04)
OCC Growth Fund
Institutional Class
12/31/2008+	$25.84	$0.03	$(8.32)	$(8.29)	$—	$—
6/30/2008	25.97	0.08	(0.21)	(0.13)	—	—
6/30/2007	20.74	0.06	5.17	5.23	—	—
6/30/2006	18.76	0.04	1.94	1.98	—	—
6/30/2005	18.13	0.11	0.52	0.63	—	—
6/30/2004	15.13	0.02	2.98	3.00	—	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01, respectively.
(d)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 6.09%.
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.79%.
(f)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.74 and 3.35%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.

68	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(2.61)	$—	(b)	$19.90		(24.51)%		$1,306,899	0.83	%*	3.03	%*	19%
—	(3.60)	—	(b)	30.08		(6.63)		1,198,175	0.82		1.75		33
—	(3.17)	—	(b)	35.97		21.71		962,528	0.82		2.82		27
—	(3.10)	—	(b)	32.44		15.00		653,254	0.86		2.40		32
—	(2.04)	—		31.08		19.00		462,991	0.86		2.25		20
—	(0.53)	—		27.93		29.53		266,629	0.86		2.40		30

$—	$(2.55)	$—	(b)	$19.05		(24.60)%		$599,717	1.08	%*	2.77	%*	19%
—	(3.64)	—	(b)	28.91		(6.84)		666,419	1.07		1.50		33
—	(3.11)	—	(b)	34.83		21.44		903,752	1.07		2.55		27
—	(3.04)	—	(b)	31.52		14.65		698,010	1.11		2.13		32
—	(2.02)	—		30.31		18.74		527,720	1.11		2.02		20
—	(0.51)	—		27.32		28.04		197,865	1.11		2.28		30

$—	$(2.63)	$—	(b)	$19.87		(20.60)%		$8	0.91	%*	3.00	%*	19%

$—	$(0.04)	$—	(b)	$5.26	(l)	(33.06	)%(l)	$1,140	0.88	%*	1.11	%*	32%
—	(0.59)	—	(b)	7.90		(13.13)		2,184	0.88		0.79		120
—	(0.58)	—	(b)	9.72	(c)	22.37	(c)	3,093	0.88		0.78		135
—	(0.31)	—	(b)	8.46		8.91		4,836	0.90		0.78		149
—	(0.09)	—		8.04		6.14	(d)	6,712	0.86		1.40		24
—	(0.13)	—		7.66		18.66		8,212	0.86		1.63		83

$—	$(0.04)	$—		$5.19	(m)	(33.18	)%(m)	$140	1.13	%*	0.86	%*	32%
—	(0.59)	—	(b)	7.81		(13.36)		237	1.13		0.54		120
—	(0.58)	—	(b)	9.64	(c)	21.98	(c)	431	1.13		0.54		135
—	(0.30)	—	(b)	8.41		8.66		531	1.15		0.52		149
—	(0.07)	—		8.02		5.84	(e)	739	1.11		1.15		24
—	(0.11)	—		7.65		18.56		780	1.11		1.41		83

$—	$(0.04)	$—		$5.25	(n)	(31.18	)%(n)	$7	0.98	%*	1.05	%*	32%

$—	$—	$—	(b)	$17.55		(32.11)%		$23,602	0.77	%*	0.27	%*	54%
—	—	—	(b)	25.84		(0.46)		22,420	0.76		0.32		116
—	—	—	(b)	25.97	(f)	25.22	(f)	7,355	0.76		0.25		79
—	—	—	(b)	20.74		10.55		5,651	0.77		0.22		115
—	—	—		18.76	(g)	3.47	(g)	6,645	0.76		0.58		39
—	—	—		18.13	(h)	19.83	(h)	7,497	0.76		0.09		71
(i)	Less than 0.005%.
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.36 and 3.12%, respectively.
(k)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.26 and (40.71)%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.19 and (40.96)%, respectively.
(n)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.25 and (31.18)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	69

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Growth Fund (cont.)
Administrative Class
12/31/2008+	$25.14	$0.01		$(8.10)	$(8.09)	$—	$—
6/30/2008	25.33	—	(b)	(0.19)	(0.19)	—	—
6/30/2007	20.28	—	(b)	5.05	5.05	—	—
6/30/2006	18.39	(0.01)		1.90	1.89	—	—
6/30/2005	17.81	0.07		0.51	0.58	—	—
6/30/2004	14.90	(0.03)		2.94	2.91	—	—
Class P
7/7/2008† - 12/31/2008+	$22.72	$0.02		$(7.00)	$(6.98)	$—	$—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01, respectively.
(d)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 6.09%.
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.79%.
(f)	Payments from Affiliates increased the end of the period net asset value and total return by less than $0.01 and 0.01%, respectively.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.74 and 3.35%, respectively.
(h)	Repayments by the Adviser increased the end of period net asset value per share by $0.04 and total return by 0.27%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.09 and 19.56%, respectively.

70	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$—	$—	(b)	$17.05		(32.18)%		$82	1.02	%*	0.09	%*	54%
—	—	—	(b)	25.14		(0.75)		65	1.01		(0.02)		116
—	—	—	(b)	25.33	(f)	24.90	(f)	86	1.01		—	(i)	79
—	—	—	(b)	20.28		10.28		101	1.02		(0.03)		115
—	—	—		18.39	(j)	3.26	(j)	99	1.01		0.38		39
—	—	—		17.81	(k)	19.53	(k)	145	1.01		(0.15)		71

$—	$—	$—	(b)	$15.74		(30.72)%		$7	0.87	%*	0.25	%*	54%
(i)	Less than 0.005%.
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.36 and 3.12%, respectively.
(k)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.78 and 19.33%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.26 and (40.71)%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.19 and (40.96)%, respectively.
(n)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.25 and (31.18)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	71

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Opportunity Fund
Institutional Class
12/31/2008+	$19.26	$— (b)	$(7.12)	$(7.12)	$—	$—
6/30/2008	26.78	(0.04)	(4.23)	(4.27)	—	(3.25)
6/30/2007	21.84	(0.14)	5.62	5.48	—	(0.54)
6/30/2006	18.95	(0.13)	3.02	2.89	—	—
6/30/2005	17.86	(0.11)	1.20	1.09	—	—
6/30/2004	13.13	(0.09)	4.82	4.73	—	—
Administrative Class
12/31/2008+	$18.85	$(0.02)	$(6.96)	$(6.98)	$—	$—
6/30/2008	26.34	(0.09)	(4.15)	(4.24)	—	(3.25)
6/30/2007	21.55	(0.19)	5.52	5.33	—	(0.54)
6/30/2006	18.74	(0.18)	2.99	2.81	—	—
6/30/2005	17.70	(0.16)	1.20	1.04	—	—
6/30/2004	13.04	(0.13)	4.79	4.66	—	—
Class P
7/7/2008† - 12/31/2008+	$16.43	$—	$(5.65)	$(5.65)	$—	$—
OCC Renaissance Fund
Institutional Class
12/31/2008+	$16.72	$0.14	$(5.60)	$(5.46)	$(0.25)	$— (b)
6/30/2008	23.35	0.24	(2.68)	(2.44)	(0.03)	(4.16)
6/30/2007	22.19	0.16	4.16	4.32	—	(3.16)
6/30/2006	24.78	0.16	1.48	1.64	—	(4.23)
6/30/2005	25.10	0.09	(0.41)	(0.32)	—	—
6/30/2004	17.39	0.05	7.66	7.71	—	—
Administrative Class
12/31/2008+	$16.23	$0.12	$(5.44)	$(5.32)	$(0.15)	$— (b)
6/30/2008	22.89	0.18	(2.61)	(2.43)	(0.07)	(4.16)
6/30/2007	21.86	0.11	4.08	4.19	—	(3.16)
6/30/2006	24.53	0.09	1.47	1.56	—	(4.23)
6/30/2005	24.90	0.04	(0.41)	(0.37)	—	—
6/30/2004	17.30	(0.01)	7.61	7.60	—	—
OCC Target Fund
Institutional Class
12/31/2008+	$23.80	$(0.03)	$(11.83)	$(11.86)	$—	$(1.62)
6/30/2008	25.66	(0.04)	0.56	0.52	—	(2.38)
6/30/2007	20.17	(0.03)	5.52	5.49	—	—
6/30/2006	18.18	(0.07)	2.06	1.99	—	—
6/30/2005	17.42	(0.05)	0.81	0.76	—	—
6/30/2004	13.48	(0.06)	4.00	3.94	—	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.82 and 15.13%, respectively.
(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.53 and 14.87%, respectively.
(f)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.72%.
(h)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007, the advisory fee was reduced by an additional 0.05%.
(i)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $22.16 and 6.59%, respectively.

72	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(b)	$12.14		(36.94)%		$51,069	0.92	%*	0.93	%*	0.01%*	105%
—	(3.25)	—	(b)	19.26		(17.73)		79,635	0.91		0.91		(0.20)	199
—	(0.54)	—	(b)	26.78		25.37		26,598	0.92		0.92		(0.62)	148
—	—	—	(b)	21.84	(c)	15.25	(c)	38,377	0.92		0.92		(0.62)	171
—	—	—		18.95		6.10	(d)	36,853	0.91		0.91		(0.64)	139
—	—	—		17.86		36.02		53,116	0.91		0.91		(0.58)	184

$—	$—	$—	(b)	$11.87		(37.03)%		$109	1.17	%*	1.18	%*	(0.24)%*	105%
—	(3.25)	—	(b)	18.85		(17.88)		168	1.16		1.16		(0.40)	199
—	(0.54)	—	(b)	26.34		25.01		130	1.17		1.17		(0.90)	148
—	—	—	(b)	21.55	(e)	15.00	(e)	2,904	1.17		1.17		(0.87)	171
—	—	—		18.74		5.88	(f)	3,411	1.16		1.16		(0.89)	139
—	—	—		17.70		35.74	(g)	3,647	1.17		1.17		(0.79)	184

$—	$—	$—		$10.78		(34.39)%		$7	1.01	%*	1.02	%*	(0.07)%*	105%

$—	$(0.25)	$—	(b)	$11.01		(32.61)%		$24,198	0.82	%*	0.82	%*	2.06%*	66%
—	(4.19)	—	(b)	16.72		(12.60)		27,970	0.79	(h)	0.79	(h)	1.16	82
—	(3.16)	—	(b)	23.35		20.77		57,350	0.83	(h)	0.83	(h)	0.73	112
—	(4.23)	—	(b)	22.19	(i)	6.73	(i)	51,569	0.86		0.86		0.66	85
—	—	—		24.78	(j)	(1.27	)(j)	149,294	0.86		0.86		0.38	101
—	—	—		25.10		44.34		305,637	0.86		0.86		0.21	60

$—	$(0.15)	$—	(b)	$10.76		(32.74)%		$9,241	1.07	%*	1.07	%*	1.71%*	66%
—	(4.23)	—	(b)	16.23		(12.83)		40,749	1.04	(h)	1.04	(h)	0.89	82
—	(3.16)	—	(b)	22.89		20.46		80,521	1.08	(h)	1.08	(h)	0.48	112
—	(4.23)	—	(b)	21.86	(k)	6.45	(k)	127,136	1.11		1.11		0.40	85
—	—	—		24.53	(l)	(1.49	)(l)	189,795	1.11		1.11		0.15	101
—	—	—		24.90		43.93		175,132	1.11		1.11		(0.04)	60

$—	$(1.62)	$—	(b)	$10.32		(49.36)%		$5,535	0.82	%*	0.82	%*	(0.31)%*	68%
—	(2.38)	—	(b)	23.80		1.73		11,980	0.81		0.81		(0.16)	122
—	—	—	(b)	25.66		27.23		9,857	0.81		0.81		(0.14)	114
—	—	—	(b)	20.17	(m)	10.89	(m)	7,349	0.82		0.82		(0.36)	134
—	—	—		18.18		4.36	(n)	57,815	0.81		0.81		(0.30)	103
—	—	—		17.42		29.23		61,005	0.81		0.81		(0.37)	96
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.83 and 6.31%, respectively.
(l)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value per share by $0.01 and total return by 0.02%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $20.17 and 10.87%, respectively.
(n)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(o)	Payments from Affiliates increased the end of period net asset value per share by $0.01 and total return by 0.08%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $20.01 and 10.53%, respectively.
(p)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.
(q)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 28.98%.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	73

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Target Fund (cont.)
Administrative Class
12/31/2008+	$23.50	$(0.04)	$(11.69)	$(11.73)	$—	$(1.62)
6/30/2008	25.42	(0.11)	0.57	0.46	—	(2.38)
6/30/2007	20.02	(0.09)	5.49	5.40	—	—
6/30/2006	18.10	(0.12)	2.04	1.92	—	—
6/30/2005	17.39	(0.09)	0.80	0.71	—	—
6/30/2004	13.48	(0.10)	4.01	3.91	—	—
Class P
7/7/2008† - 12/31/2008+	$21.92	$(0.03)	$(10.36)	$(10.39)	$—	$(1.62)
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value per share by $0.02 and total return by 0.12%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.82 and 15.13%, respectively.
(d)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.02 and total return by 0.13%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.53 and 14.87%, respectively.
(f)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.
(g)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.72%.
(h)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007, the advisory fee was reduced by an additional 0.05%.
(i)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $22.16 and 6.59%, respectively.

74	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(1.62)	$—	(b)	$10.15		(49.44)%		$94	1.07	%*	1.07	%*	(0.55)%*	68%
—	(2.38)	—	(b)	23.50		1.46		132	1.06		1.06		(0.44)	122
—	—	—	(b)	25.42		26.97		193	1.06		1.06		(0.41)	114
—	—	—	(b)	20.02	(o)	10.61	(o)	203	1.07		1.07		(0.60)	134
—	—	—		18.10		4.08	(p)	206	1.06		1.06		(0.55)	103
—	—	—		17.39		29.01	(q)	335	1.06		1.06		(0.62)	96

$—	$(1.62)	$—	(b)	$9.91		(46.89)%		$5	0.91	%*	0.92	%*	(0.39)%*	68%
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.76 and (1.34)%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.83 and 6.31%, respectively.
(l)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.51 and (1.55)%, respectively.
(m)	Payments from Affiliates increased the end of period net asset value per share by $0.01 and total return by 0.02%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $20.17 and 10.87%, respectively.
(n)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(o)	Payments from Affiliates increased the end of period net asset value per share by $0.01 and total return by 0.08%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $20.01 and 10.53%, respectively.
(p)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.
(q)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 28.98%.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	75

Notes to Financial Statements

(unaudited)

December 31, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the P, Institutional and Administrative Classes (the “Institutional Classes”) of seventeen of the funds offered by the Trust. Financial information for A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at December 31, 2008.

In March 2008, the FASB issued Statement of Financial Accounting Standards No 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008 SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities in September 2008. FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45, and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”) FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurement.  Effective July 1, 2008 the Funds have adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that

76	Allianz Funds Semiannual Report	12.31.08

would be received to sell an asset or pay to transfer a liability, (ie. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the fund has the ability to access
•	Level 2—valuation based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchange
•	Level 3—valuation based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2005 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques on level 3 investments: option adjusted spread pricing and estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value:

	Allianz Global Investors Multi-Style Fund	Allianz Global Investors Value	CCM Capital Appreciation Fund
	Investments in Securities (000)s	Investments in Securities (000)s	Investments in Securities (000)s

Valuation Inputs
Level 1 — Quoted Prices	$179,689	$384,731	$857,323
Level 2 — Other Significant Observable Inputs	0	12,111	21,776
Level 3 — Significant Unobservable Inputs	0	0	13,059
Total	179,689	396,842	892,158

Roll Forward of Fair Value Measurements

Beginning Balance, 6/30/08	—	—	19,589
Paydowns	—	—	(2,003)
Total realized and unrealized gain (loss)	—	—	(4,527)
Ending Balance, 12/31/08	—	—	13,059

	CCM Emerging Companies Fund	CCM Focused Growth Fund	CCM Mid-Cap Fund
	Investments in Securities (000)s	Investments in Securities (000)s	Investments in Securities (000)s

Valuation Inputs
Level 1 — Quoted Prices	$123,992	$88,840	$724,674
Level 2 — Other Significant Observable Inputs	8,879	3,729	36,479
Level 3 — Significant Unobservable Inputs	0	0	14,177
Total	132,871	92,569	775,330

Roll Forward of Fair Value Measurements

Beginning Balance, 6/30/08	—	—	21,231
Paydowns	—	—	(2,261)
Total realized and unrealized gain (loss)	—	—	(4,793)
Ending Balance, 12/31/08	—	—	14,177

	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ International Value Fund
	Investments in Securities (000)s	Investments in Securities (000)s	Investments in Securities (000)s

Valuation Inputs
Level 1 — Quoted Prices	$15,753	$6,079,621	$884,679
Level 2 — Other Significant Observable Inputs	1,735	282,836	127,558
Level 3 — Significant Unobservable Inputs	87	80,136	0
Total	17,575	6,442,593	1,012,237

Roll Forward of Fair Value Measurements

Beginning Balance, 6/30/08	407	117,850	—
Paydowns	—	(18,118)	—
Total realized and unrealized gain (loss)	(320)	(19,596)	—
Ending Balance, 12/31/08	87	80,136	—

12.31.08	Allianz Funds Semiannual Report	77

Notes to Financial Statements  (Cont.)

(unaudited)

December 31, 2008

	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund
	Investments in Securities (000)s	Investments in Securities (000)s	Investments in Securities (000)s

Valuation Inputs
Level 1 — Quoted Prices	$737,108	$9,353	$3,840,235
Level 2 — Other Significant Observable Inputs	52,371	748	405,286
Level 3 — Significant Unobservable Inputs	0	0	78,315
Total	789,479	10,101	4,323,836

Roll Forward of Fair Value Measurements

Beginning Balance, 6/30/08	—	—	115,314
Paydowns	—	—	(16,679)
Total realized and unrealized gain (loss)	—	—	(20,320)
Ending Balance, 12/31/08	—	—	78,315

	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund
	Investments in Securities (000)s	Investments in Securities (000)s	Investments in Securities (000)s

Valuation Inputs
Level 1 — Quoted Prices	$23,654	$341,577	$145,879
Level 2 — Other Significant Observable Inputs	1,903	44,416	25,002
Level 3 — Significant Unobservable Inputs	0	2,781	6,149
Total	25,557	388,774	177,030

Roll Forward of Fair Value Measurements

Beginning Balance, 6/30/08	—	4,105	9,083
Paydowns	—	(668)	(1,304)
Total realized and unrealized gain (loss)	—	(656)	(1,630)
Ending Balance, 12/31/08	—	2,781	6,149

	OCC Renaissance Fund	OCC Target Fund
	Investments in Securities (000)s	Investments in Securities (000)s

Valuation Inputs
Level 1 — Quoted Prices	$714,802	$260,402
Level 2 — Other Significant Observable Inputs	90,890	22,743
Level 3 — Significant Unobservable Inputs	21,780	8,366
Total	827,472	291,511

Roll Forward of Fair Value Measurements

Beginning Balance, 6/30/08	32,185	12,315
Paydowns	(4,216)	(1,968)
Total realized and unrealized gain (loss)	(6,189)	(1,981)
Ending Balance, 12/31/08	21,780	8,366

78	Allianz Funds Semiannual Report	12.31.08

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds) are declared and distributed to shareholders annually. Dividends from net investment income, if any, for the Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carryforwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carryforwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforward.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid-in-capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$9,218; NFJ Dividend Value Fund—$1,524,641; NFJ International Value Fund—$2,326,830; NFJ Mid-Cap Value Fund—$3,134; NFJ Small-Cap Value Fund—$197,232; OCC Equity Premium Strategy Fund—$2,481; OCC Growth Fund—$13,936 and OCC Renaissance Fund—$25.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

12.31.08	Allianz Funds Semiannual Report	79

Notes to Financial Statements  (Cont.)

(unaudited)

December 31, 2008

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $826,003. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six months ended December 31, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each Fund has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

The Allianz Global Investors Multi-Style Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company (PIMCO), an affiliate, by the underlying funds in which it invests.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)		Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P	Class R(2)
Allianz Global Investors Multi-Style Fund	0.00%		0.15%	(3)	N/A	0.40%	N/A	N/A	N/A
Allianz Global Investors Value Fund	0.45%		0.25%		0.25%	0.40%	0.40%	N/A	0.40%
CCM Capital Appreciation Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.35%	0.40%
CCM Emerging Companies Fund	1.25%	(4)	0.25%		0.25%	N/A	N/A	N/A	N/A
CCM Focused Growth Fund	0.45%		0.25%		0.25%	0.40%	0.40%	0.35%	N/A

80	Allianz Funds Semiannual Report	12.31.08

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P	Class R(2)
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ All-Cap Value Fund	0.65%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
NFJ Dividend Value Fund	0.45%	(5)	0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	0.55%	N/A
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
NFJ Small-Cap Value Fund	0.60%	(6)	0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Opportunity Fund	0.65%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
OCC Renaissance Fund	0.60%	(7)	0.25%	0.25%	0.40%	0.40%	N/A	0.40%
OCC Target Fund	0.55%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the Allianz Global Investors Value Fund, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the Allianz Global Investors Value Fund, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the Allianz Global Investors Value Fund, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the Allianz Global Investors Value Fund, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10 billion.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the Allianz Global Investors Multi-Style Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Funds Administrative Fee below 0.10%.

(4)	The Fund’s advisory fee does not reflect the voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the total advisory fees will be 1.15%.
(5)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(6)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(7)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%

12.31.08	Allianz Funds Semiannual Report	81

Redemption Fees.  Investors in Class P, Institutional Class and Administrative Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable Holding Period for each Fund:

Funds	7 days	30 days

Allianz Global Investors Multi-Style, Allianz Global Investors Value, CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth, CCM Mid-Cap, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Renaissance, and OCC Target

*
NFJ International Value		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day Holding Period, are exchanged for shares of Fund B, which is subject to the 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Notes to Financial Statements  (Cont.)

(unaudited)

December 31, 2008

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $1,644,339 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Multi-Style Fund	$31,272	$64,676
Allianz Global Investors Value Fund	627,979	764,298
CCM Capital Appreciation Fund	881,026	989,670

82	Allianz Funds Semiannual Report	12.31.08

	Purchases	Sales
CCM Emerging Companies Fund	$128,612	$156,697
CCM Focused Growth Fund	89,739	82,540
CCM Mid-Cap Fund	763,973	804,860
NFJ All-Cap Value Fund	9,645	14,342
NFJ Dividend Value Fund	2,084,698	997,402
NFJ International Value Fund	603,172	340,407
NFJ Large-Cap Value Fund	280,988	236,111
NFJ Mid-Cap Value Fund	4,905	2,575
NFJ Small-Cap Value Fund	1,889,566	752,026
OCC Equity Premium Strategy Fund	11,597	17,928
OCC Growth Fund	247,364	275,744
OCC Opportunity Fund	215,828	219,759
OCC Renaissance Fund	668,802	865,645
OCC Target Fund	284,512	325,887

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	OCC Equity Premium Strategy Fund		OCC Renaissance Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	1,715	$311	789	$62
Sales	8,705	1,256	8,253	798
Closing Buys	(865)	(409)	(4,231)	(434)
Exercises	(575)	(32)	(25)	(2)
Expirations	(8,830)	(1,024)	(4,786)	(424)
Balance at 12/31/2008	150	$102	—	$—

6.	UNDERLYING FUNDS AND RISK FACTORS OF THE ALLIANZ GLOBAL INVESTORS MULTI-STYLE FUND

The Allianz Global Investors Multi-Style Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds. The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC, and Nicholas-Applegate Capital Management LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

Investing in the underlying funds through the Allianz Global Investors Multi-Style Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying fund may pay a redemption request by the Allianz Global Investors Multi-Style Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/ trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have an incentive to invest

12.31.08	Allianz Funds Semiannual Report	83

Notes to Financial Statements  (Cont.)

(unaudited)

December 31, 2008

the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

7.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that holds securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to each Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.

8.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation(1)
Allianz Global Investors Multi-Style Fund	$227,074	$536	$(47,921)	$(47,385)
Allianz Global Investors Value Fund	527,832	3,133	(134,123)	(130,990)
CCM Capital Appreciation Fund	1,087,031	25,207	(220,080)	(194,873)
CCM Emerging Companies Fund	156,357	4,292	(27,778)	(23,486)
CCM Focused Growth Fund	114,576	1,690	(23,697)	(22,007)
CCM Mid-Cap Fund	934,965	30,340	(189,975)	(159,635)
NFJ All-Cap Value Fund	24,681	409	(7,515)	(7,106)
NFJ Dividend Value Fund	9,329,207	63,039	(2,949,653)	(2,886,614)
NFJ International Value Fund	1,515,264	8,957	(511,984)	(503,027)
NFJ Large-Cap Value Fund	1,104,122	7,974	(322,617)	(314,643)
NFJ Mid-Cap Value Fund	14,228	173	(4,300)	(4,127)
NFJ Small-Cap Value Fund	5,134,181	203,019	(1,013,364)	(810,345)
OCC Equity Premium Strategy Fund	48,198	7	(22,561)	(22,554)
OCC Growth Fund	465,708	17,625	(94,559)	(76,934)
OCC Opportunity Fund	221,515	7,236	(51,721)	(44,485)
OCC Renaissance Fund	1,068,111	15,904	(256,543)	(240,639)
OCC Target Fund	367,926	16,797	(93,212)	(76,415)

9.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the six months ended December 31, 2008 (amounts in thousands):

Underlying Fund	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation Fund	$2,584	$3	$—	$(1,153)	$1,678	$4	$—
CCM Mid-Cap Fund	2,454	—	—	(726)	1,443	—	—
NACM International Fund	29,476	2,642	—	(8,297)	19,634	934	—
NACM Pacific Rim Fund	—	2,763	260	291	2,818	5	23
NFJ Large-Cap Value Fund	13,301	5,649	1,147	(4,657)	13,413	148	(649)
NFJ Small-Cap Value Fund	4,270	1,209	323	244	3,665	78	(37)
OCC Growth Fund	2,019	—	—	(775)	1,371	—	—
OCC Opportunity Fund	5,799	450	464	(385)	3,775	—	(112)
OCC Renaissance Fund	17,336	3,803	1,756	(6,792)	13,600	301	(1,591)
OCC Target Fund	3,193	218	—	(1,415)	1,617	—	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,697	196	1,373	(262)	2,223	64	(157)
PIMCO High Yield	6,978	254	1,210	(1,649)	4,283	254	(421)
PIMCO Japanese StockPLUS Total Return Strategy Fund	4,096	400	2,777	—	—	—	(3,261)
PIMCO Short-Term Fund	11,915	135	10,936	(61)	886	121	(361)
PIMCO StocksPLUS Fund	37,061	6,743	3,637	(14,161)	25,169	1,620	(1,609)
RCM Large-Cap Growth Fund	24,049	419	4,252	(3,897)	13,052	106	(1,243)
RCM Mid-Cap Fund	15,738	1,345	765	(2,554)	10,386	—	(216)
PIMCO Total Return Fund	95,022	5,043	35,776	(1,136)	60,676	1,986	(1,023)
Totals	$278,988	$31,272	$64,676	$(47,385)	$179,689	$5,621	$(10,657)

84	Allianz Funds Semiannual Report	12.31.08

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2008: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Realized Gain
Arkansas Best Corp.	$44,192	$13,385	$11,644	$(6,735)	$38,604	$333	$2,223
Brown Shoe Co., Inc.	28,349	6,633	—	(17,072)	21,489	348	—
Callaway Golf Co.	37,521	5,596	—	(10,700)	33,549	506	—
Cooper Cos., Inc.	—	31,613	—	6,480	38,094	—	—
Ethan Allen Interiors, Inc.	34,174	6,098	—	(26,936)	23,268	710	—
Heidrick & Struggles International, Inc.	26,861	—	—	(17,973)	20,933	253	—
Royal Gold, Inc.*	53,234	834	18,362	26,225	61,714	341	4,285
Totals	$224,331	$64,159	$30,006	$(46,711)	$237,651	$2,491	$6,508

*	Not affiliated at December 31, 2008

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at December 31, 2008. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Arkansas Best Corp.	5.07%	$45,339	1.10%
Brown Shoe Co., Inc.	5.99	38,561	0.93
Callaway Golf Co.	5.59	44,249	1.07
Cooper Cos., Inc.	5.15	31,613	0.76
Ethan Allen Interiors, Inc.	5.64	50,204	1.21
Heidrick & Struggles International, Inc.	5.94	38,906	0.94
Royal Gold, Inc.*	5.00	35,489	0.86
		$284,361	6.87%

*	Not affiliated at December 31, 2008

10.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Fund Multi-Style Allocation Fund				Allianz Global Investors Value Fund				CCM Capital Appreciation Fund
	Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	221	$1,934	736	$8,624	299	$2,338	1,509	$21,059	4,255	$69,313	9,320	$186,160
Administrative Class	—	—	—	—	330	2,691	703	9,856	1,878	27,192	9,002	182,211
Class P	—	—	—	—	—	—	—	—	1	10	—	—
Other Classes	2,015	18,123	4,236	50,354	2,314	18,503	8,197	109,874	5,490	78,844	9,083	179,407
Issued in reinvestment of dividends and distributions
Institutional Class	61	497	147	1,663	82	539	1,078	15,294	46	548	1,566	33,673
Administrative Class	—	—	—	—	179	1,145	1,091	15,048	14	168	2,056	42,983
Class P	—	—	—	—	—	—	—	—	— *	— *	—	—
Other Classes	569	4,686	2,002	23,056	1,999	12,557	15,175	202,430	7	83	2,133	42,877
Cost of shares redeemed
Institutional Class	(242)	(2,268)	(456)	(5,394)	(2,914)	(28,647)	(4,032)	(53,550)	(4,280)	(60,490)	(6,075)	(130,229)
Administrative Class	—	—	—	—	(1,491)	(12,554)	(2,751)	(38,184)	(5,660)	(84,464)	(11,503)	(230,762)
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Other Classes	(6,409)	(57,747)	(7,252)	(85,744)	(19,275)	(156,771)	(45,249)	(604,094)	(10,820)	(144,833)	(10,935)	(214,972)
Net increase (decrease) resulting from Fund share transactions	(3,785)	$(34,775)	(587)	$(7,441)	(18,477)	$(160,199)	(24,279)	$(322,267)	(9,069)	$(113,629)	4,647	$91,348

12.31.08	Allianz Funds Semiannual Report	85

Notes to Financial Statements  (Cont.)

(unaudited)

December 31, 2008

	CCM Emerging Companies				CCM Focused Growth Fund						CCM Mid-Cap Fund
	Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)				Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	853	$11,745	1,772	$34,679	1,444		$10,220		9,392	$97,249	3,637	$63,520	6,281	$175,534
Administrative Class	164	1,998	393	7,437	—		—		—	—	917	17,573	1,830	50,971
Class P	—	—	—	—	1		10		—	—	— *	10	—	—
Other Classes	—	—	—	—	530		3,891		1,149	11,652	3,187	63,950	13,628	360,056
Issued in reinvestment of dividends and distributions
Institutional Class	—	—	1,657	32,866	37		228		10	109	—	—	1,727	49,504
Administrative Class	—	—	288	5,396	—	*	—	*	—	—	—	—	1,015	28,211
Class P	—	—	—	—	—	*	—	*	—	—	—	—	—	—
Other Classes	—	—	—	—	—	*	—	*	— *	5	—	—	2,109	56,043
Cost of shares redeemed
Institutional Class	(2,776)	(38,608)	(9,617)	(195,152)	(742)		(5,758)		(1,632)	(16,457)	(3,388)	(64,859)	(4,886)	(136,478)
Administrative Class	(365)	(5,171)	(1,694)	(31,404)	—		—		—	—	(793)	(15,634)	(4,263)	(110,699)
Class P	—	—	—	—	—		—		—	—	—	—	—	—
Other Classes	—	—	—	—	(367)		(2,575)		(321)	(3,199)	(10,670)	(194,399)	(9,294)	(238,377)
Net increase (decrease) resulting from Fund share transactions	(2,124)	$(30,036)	(7,201)	$(146,178)	903		$6,016		8,598	$89,359	(7,110)	$(129,839)	8,147	$234,765

	NFJ All-Cap Value Fund					NFJ Dividend Value Fund				NFJ International Value Fund
	Six Months Ended 12/31/2008 (Unaudited)			Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008
	Shares		Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	23		$239	379	$5,549	65,823	$743,377	54,248	$911,249	9,134	$168,349	7,715	$203,964
Administrative Class	—		—	5	100	17,499	217,587	31,312	518,715	—	—	—	—
Class P	1		10	—	—	11,787	123,522	—	—	—	10	—	—
Other Classes	762		5,848	1,368	20,072	123,014	1,371,042	114,145	1,914,365	27,414	507,291	41,185	1,092,430
Issued in reinvestment of dividends and distributions
Institutional Class	12		82	226	3,133	11,681	114,207	7,800	130,975	485	7,143	304	8,056
Administrative Class	—	*	1	2	28	5,232	51,263	2,524	42,238	—	—	—	—
Class P	—	*	1	—	—	312	3,010	—	—	— *	1	—	—
Other Classes	94		642	527	7,023	25,766	249,119	21,940	365,933	1,945	27,991	1,529	40,343
Cost of shares redeemed
Institutional Class	(722)		(5,586)	(254)	(3,409)	(29,445)	(333,590)	(31,294)	(521,107)	(5,324)	(87,429)	(819)	(21,118)
Administrative Class	—	*	— *	(6)	(88)	(4,578)	(53,977)	(5,428)	(90,754)	—	—	—	—
Class P	—		—	—	—	(226)	(2,359)	—	—	—	—	—	—
Other Classes	(676)		(5,938)	(1,484)	(20,876)	(102,052)	(1,151,986)	(131,010)	(2,160,984)	(23,145)	(390,350)	(9,591)	(242,672)
Net increase (decrease) resulting from Fund share transactions	(506)		$(4,701)	763	$11,532	124,813	$1,331,215	64,237	$1,110,630	10,509	$233,006	40,323	$1,081,003

86	Allianz Funds Semiannual Report	12.31.08

	NFJ Large-Cap Value Fund				NFJ Mid-Cap Value Fund				NFJ Small-Cap Value Fund
	Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	7,848	$107,712	24,536	$466,547	—	$—	6	$106	27,115	$695,577	16,133	$523,317
Administrative Class	153	1,948	1,060	19,426	—	—	—	—	12,360	284,587	7,299	228,349
Class P	2,867	31,207	—	—	1	10	—	—	1	10	—	—
Other Classes	19,258	250,718	34,101	661,212	440	4,296	484	7,523	39,099	919,073	19,571	598,737
Issued in reinvestment of dividends and distributions
Institutional Class	199	2,768	515	9,705	7	60	8	128	6,216	117,338	3,130	98,216
Administrative Class	10	142	10	191	—	—	—	—	3,716	67,023	2,479	74,962
Class P	14	149	—	—	— *	— *	—	—	— *	1	—	—
Other Classes	307	4,290	894	16,881	32	280	29	432	11,326	202,428	7,370	220,282
Cost of shares redeemed
Institutional Class	(7,021)	(98,269)	(11,948)	(218,821)	(1)	(3)	(173)	(2,791)	(7,497)	(182,846)	(6,183)	(197,094)
Administrative Class	(198)	(2,677)	(82)	(1,508)	—	—	—	—	(7,647)	(170,231)	(12,671)	(398,321)
Class P	(22)	(241)	—	—	—	—	—	—	—	—	—	—
Other Classes	(15,807)	(210,072)	(15,024)	(276,949)	(217)	(2,222)	(445)	(6,797)	(17,639)	(404,556)	(26,828)	(827,891)
Net increase (decrease) resulting from Fund share transactions	7,608	$87,675	34,062	$676,684	262	$2,421	(91)	$(1,399)	67,050	$1,528,404	10,300	$320,557

	OCC Equity Premium Strategy Fund				OCC Growth Fund				OCC Opportunity Fund
	Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	2	$11	59	$539	1,053	$24,034	765	$20,520	1,165	$20,464	3,492	$74,318
Administrative Class	— *	— *	1	12	3	54	1	13	1	16	7	130
Class P	1	10	—	—	— *	10	—	—	1	10	—	—
Other Classes	318	1,852	863	7,455	1,627	33,721	8,945	233,568	342	5,988	2,590	57,699
Issued in reinvestment of dividends and distributions
Institutional Class	1	9	18	162	—	—	—	—	—	—	172	3,859
Administrative Class	— *	1	2	19	—	—	—	—	—	—	1	12
Class P	— *	— *	—	—	—	—	—	—	—	—	—	—
Other Classes	27	182	379	3,186	—	—	—	—	—	—	1,075	23,161
Cost of shares redeemed
Institutional Class	(63)	(345)	(118)	(1,035)	(576)	(13,205)	(180)	(4,567)	(1,094)	(13,905)	(522)	(11,602)
Administrative Class	(3)	(22)	(18)	(157)	(1)	(14)	(1)	(36)	(1)	(12)	(4)	(80)
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Other Classes	(1,488)	(8,522)	(2,664)	(22,721)	(2,768)	(54,832)	(10,854)	(257,981)	(1,170)	(17,530)	(3,955)	(77,512)
Net increase (decrease) resulting from Fund share transactions	(1,205)	$(6,824)	(1,478)	$(12,540)	(662)	$(10,232)	(1,324)	$(8,483)	(756)	$(4,969)	2,856	$69,985

12.31.08	Allianz Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

(unaudited)

December 31, 2008

	OCC Renaissance Fund				OCC Target Fund
	Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)			Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares		Amount	Shares	Amount

Shares sold
Institutional Class	732	$8,069	533	$10,506	32		$557	130	$3,196
Administrative Class	147	1,957	713	13,644	2		49	— *	6
Class P	—	—	—	—	1		10	—	—
Other Classes	4,361	55,650	10,974	187,953	1,850		22,658	5,560	117,927
Issued in reinvestment of dividends and distributions
Institutional Class	41	434	287	5,455	78		760	42	1,045
Administrative Class	18	185	313	5,792	1		13	1	16
Class P	—	—	—	—	—	*	1	—	—
Other Classes	769	7,500	18,214	301,911	4,183		33,253	2,497	52,513
Cost of shares redeemed
Institutional Class	(248)	(3,030)	(1,603)	(30,699)	(77)		(1,220)	(53)	(1,272)
Administrative Class	(1,817)	(24,621)	(2,033)	(42,294)	—	*	(6)	(3)	(67)
Class P	—	—	—	—	—		—	—	—
Other Classes	(18,468)	(213,121)	(36,756)	(633,938)	(4,378)		(56,532)	(8,996)	(184,781)
Net increase (decrease) resulting from Fund share transactions	(14,465)	$(166,977)	(9,358)	$(181,670)	1,692		$(457)	(822)	$(11,417)

*	A zero balance may reflect actual amounts rounding to less than one thousand.

11.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

12.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2008 the applicable Sub-Adviser reimbursed Allianz Global Investors Value Fund $296,671 ($0.005 per share), OCC Equity Premium Strategy Fund $1,675 (less than $.005 per shares) and NFJ Dividend Value Fund $2,000 (less than $.005 per share) for realized losses resulting from trading errors.

13.	SUBSEQUENT EVENT

Effective January 16, 2009, the Allianz Global Investors Value Fund reorganized into NFI Large Cap Value Fund. The NFI Large Cap Value Fund acquired substantially all of the assets and liabilities of the Allianz Global Investors Value Fund.

88	Allianz Funds Semiannual Report	12.31.08

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2008

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), RCM Capital Management LLC (“RCM”), Oppenheimer Capital LLC (“OCC”), and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

Effective March 13, 2009 the OCC Equity Premium Strategy Fund is expected to liquidate on March 13, 2009.

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case: unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed upon for certain Funds (see below). The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

12.31.08	Allianz Funds Semiannual Report	89

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by CCM (CCM Funds). The Trustees reviewed information showing performance of the CCM Capital Appreciation, Emerging Companies, Focused Growth and Mid-Cap Funds. The comparative information showed that for the CCM Capital Appreciation and Focused Growth Fund, performance was below median (in the third quartile) for the one-year period, but was above median for the performance universes for the three- and five-year periods. For the CCM Emerging Companies Fund, performance was below median (in the third quartile for the one- and five-year periods and in the fourth quartile for the three-year period). For the CCM Mid-Cap Fund, performance was above median for its performance universe for all periods.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed information showing performance of the NFJ All-Cap Value, Dividend Value, International Value, Large-Cap Value, Mid-Cap Value, and Small-Cap Value Funds and the Allianz Global Investors Value Fund (formerly OCC Value Fund). The comparative information showed that for the NFJ Dividend Value, International Value, Large-Cap Value and Small-Cap Value Funds, performance was above median for the performance universes for all periods. For the NFJ All-Cap Value Fund, performance was below median (in the third quartile) for its performance universe for all periods. Only one year of performance information was presented for the NFJ Mid-Cap Value Fund because of its short existence and the comparative information showed its performance was below median (in the third quartile) for the one-year period. For the Allianz Global Investors Fund, performance was below median (in the fourth quartile) for its performance universe for all periods. The Trustees took into account that this Fund changed its sub-adviser to NFJ (and subsequently merged into the NFJ Large-Cap Value Fund).

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed information showing performance of the OCC Equity Premium Strategy, Growth, Opportunity, Renaissance and Target Funds. The comparative information showed that for the OCC Growth, Renaissance and Target Funds, performance was above median for the performance universes for all periods. For the OCC Equity Premium Strategy and Opportunity Funds, performance was below median (in the third quartile) for the one-year period, but was above median for the three- and five-year periods.

Fund Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the Allianz Global Investors Multi- Style Fund (for which RCM provides advice regarding the allocation of Fund assets among other Allianz and PIMCO Funds). The comparative information showed that performance for the Allianz Global Investors Multi-Style Fund was above median for its performance universe for all periods.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

90	Allianz Funds Semiannual Report	12.31.08

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Funds’ prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees took into account Management’s rationale for why higher administrative fees were justified with respect to international funds or funds with a significant international component, in light of the additional expenses and complexity of administering international investments. The Trustees also considered the Adviser’s agreement that the Funds will share in future cost savings expected to result from new transfer agency arrangements established for the Funds in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

CCM Funds. For the CCM Capital Appreciation, Focused Growth and Mid-Cap Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). The Trustees noted that the CCM Emerging Companies Fund did not pay advisory fees and that the total expense ratio for this Fund was above median (in the fourth quartile) for the institutional expense group.

NFJ Funds. For all NFJ Funds, except the NFJ All-Cap Value and International Value Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the NFJ All-Cap Value Fund, advisory fees were below median and total expense ratios were below median for the retail expense group but above median (in the third quartile) for the institutional expense group. For the NFJ International Value Fund, advisory fees were below median and total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group. For the Allianz Global Investors Value Fund, advisory fees and total expense ratios were below median for all expense groups.

OCC Funds. For all OCC Funds, except the OCC Equity Premium Strategy Fund, advisory fees were below median for all expense groups. For the OCC Equity Premium Strategy, advisory fees were above median (in the third quartile) for the expense group. For the OCC Equity Premium Strategy and Renaissance Funds, total expense ratios were above median (in the third quartile) for the retail expense groups and below median for the institutional expense groups. For the OCC Growth, Opportunity and Target Funds, total expense ratios were below median for all expense groups.

RCM Fund. For the Allianz Global Investors Multi-Style Fund, the Trustees noted that the Fund does not pay advisory fees, and the total expense ratios were below median for all expense groups

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that the advisory fees of certain Funds continue to be reduced, for the one-year period ending December 31, 2009 as follows: for the OCC Renaissance Fund, the existing waiver of five basis points will be retained during 2009, and for the CCM Emerging Companies Fund, the existing waiver of ten basis points will be retained during 2009. The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2008. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from

12.31.08	Allianz Funds Semiannual Report	91

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider additional breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

92	Allianz Funds Semiannual Report	12.31.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group L.P.,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America’s,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64102

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/PFPC, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

AZ800SA_24435

Allianz Funds Semiannual Report

DECEMBER 31, 2008

Domestic Stock Funds

Share Classes

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz Global Investors Value Fund

(formerly Allianz OCC Value Fund)

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

INCOME & EQUITY FUNDS

Allianz OCC Equity Premium Strategy Fund

Allianz NACM Income & Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital

Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

ASSET ALLOCATION

Allianz Global Investors Multi-Style Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		26
Schedule of Investments		28
Statements of Assets and Liabilities		56
Statements of Operations		60
Statements of Changes in Net Assets		64
Financial Highlights		70
Notes to Financial Statements		86
Board Approval of Investment Advisory and Portfolio Management Agreements		100

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Multi-Style Fund	6	28
Allianz Global Investors Value Fund	7	29
Allianz CCM Capital Appreciation Fund	8	30
Allianz CCM Focused Growth Fund	9	31
Allianz CCM Mid-Cap Fund	10	32
Allianz NACM Growth Fund	11	34
Allianz NACM Income & Growth Fund	12	35
Allianz NACM Mid-Cap Growth Fund	13	38
Allianz NFJ All-Cap Value Fund	14	39
Allianz NFJ Dividend Value Fund	15	40
Allianz NFJ Large-Cap Value Fund	16	41
Allianz NFJ Mid-Cap Value Fund	17	42
Allianz NFJ Small-Cap Value Fund	18	43
Allianz OCC Equity Premium Strategy Fund	19	45
Allianz OCC Growth Fund	20	46
Allianz OCC Opportunity Fund	21	47
Allianz OCC Target Fund	22	49
Allianz RCM Large-Cap Growth Fund	23	50
Allianz RCM Mid-Cap Fund	24	51
Allianz RCM Strategic Growth Fund	25	53

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended

December 31, 2008.

Tight credit conditions, global economic slowing and the high-profile failures of leading financial institutions caused stock prices to fall drastically during the period. No sector or market segment was spared in a stock market decline that ranks among the worst on record. During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy and financials sectors were especially hard hit.

The Standard & Poor’s 500 Index of U.S. stocks returned -28.48% for the period. Value stocks fared better than growth stocks. Large and mid-cap growth stocks underperformed small-caps. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned -32.31%. Its counterpart, the Russell 1000 Value Index, posted a -26.93% return. To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009.

These market conditions are unprecedented and represent a significant setback for equity investors. Your personal financial advisor can help you review your portfolio and recommend a course to follow. Your portfolio should be tailored to your specific financial goals and reflect your individual sensitivity to risk.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

Semiannual Report	December 31, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): Allianz Global Investors Value (formerly OCC Value) (1/97), CCM Capital Appreciation (1/97), CCM Focused Growth (7/06), CCM Mid-Cap (1/97), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), OCC Equity Premium Strategy (7/00), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for OCC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: OCC Growth (A in 10/90, B in 5/95) and OCC Opportunity (A in 12/90, B in 3/99). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class (A for OCC Target) to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 7/1/08 to 12/31/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

.

Semiannual Report	December 31, 2008	5

Allianz Global Investors Multi-Style Fund

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Multi-Style Fund seeks long-term capital appreciation and current income by normally investing in a diversified portfolio of other Allianz and PIMCO Funds. Normally, approximately 60% (range of 50%–70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%–50%) among Underlying Bond Funds.

•

The Fund’s performance versus the benchmark was driven by underweighted positions in most of its underlying funds. Underperformers included the PIMCO StockPlus Fund, the Allianz NFJ Large Cap Value Fund, the Allianz OCC Opportunity Fund and the Allianz OCC Target Fund. While the Russell 3000 Index lost 8.73% and MSCI All Country World ex US Index lost 21.84%, the Barclays Capital Aggregate Bond Index registered a slight loss of 0.49% during the third quarter.

•	On the fixed income side, the PIMCO High Yield Fund was the biggest underperformer.

•	The top performing sub-funds within the portfolio, on a relative basis, were the Allianz RCM Mid-Cap Fund and Allianz RCM Large-Cap Growth Fund.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (09/30/98)
Allianz Global Investors Multi-Style Fund Class A	–21.67%	–27.14%	0.39%	2.46%	3.36%
Allianz Global Investors Multi-Style Fund Class A (adjusted)	–25.98%	–31.15%	–0.74%	1.88%	2.79%
Allianz Global Investors Multi-Style Fund Class B	–21.98%	–27.69%	–0.34%	1.92%	2.83%
Allianz Global Investors Multi-Style Fund Class B (adjusted)	–25.76%	–31.06%	–0.65%	1.92%	2.83%
Allianz Global Investors Multi-Style Fund Class C (adjusted)	–22.76%	–28.32%	–0.33%	1.69%	2.60%
Russell 3000 Index	–29.52%	–37.31%	–1.95%	–0.80%	1.12%
Barclays Capital Aggregate Bond Index	4.07%	5.24%	4.65%	5.63%	5.53%
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% LBAG Index	–18.51%	–23.41%	1.48%	2.42%	3.55%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	–20.52%	–25.38%	–0.36%	1.17%	2.10%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.32% for Class A shares, 2.07% for Class B shares and 2.07% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Fund Allocation

PIMCO Total Return	33.8%
PIMCO StocksPLUS	14.0%
NACM International	11.0%
OCC Renaissance	7.6%
NFJ Large Cap Value	7.5%
RCM Large-Cap Growth	7.3%
RCM Mid-Cap	5.8%
High Yield	2.4%
OCC Opportunity	2.1%
Other	8.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$783.30	$780.20	$780.00	$1,021.57	$1,017.85	$1,017.85
Expenses Paid During Period	$2.92	$6.28	$6.28	$3.26	$7.00	$7.00

For each class of the Fund, expenses are equal to the expense ratio for the class (0.65% for Class A, 1.40% for Class B, 1.40% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

6	Allianz Funds

Allianz Global Investors Value Fund (formerly Allianz OCC Value Fund)

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions. To boost confidence and reduce the depth of recession, the Federal Reserve cut benchmark interest rates to historic lows and announced plans to buy some $500 billion in mortgage-backed securities. Stocks rallied from late November through year end, recovering significant lost ground.

•

Fund holdings in energy contributed significantly to declines. As the price of crude oil retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production companies and oilfield services firms. Positions in Hess, an oil and natural gas producer; Halliburton, the world’s second largest oil field services provider, and offshore drilling companies Transocean and Diamond Offshore all declined in this environment.

•

Falling commodities prices triggered declines in materials stocks, including the Fund’s positions in Freeport-McMoran Copper and Gold, Dow Chemical and International Paper. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest producer to cut jobs, defer overseas expansion and halt its annual dividend. Dow Chemical shares fell after a canceled joint venture with Kuwait dashed prospects of a needed cash infusion.

•

Among industrials companies, the Fund’s positions in defense contractors Lockheed Martin and Raytheon benefited performance relative to the benchmark Russell 1000 Value Index. Lockheed shares advanced as the company successfully delivered the first of 55 shallow water ships ordered by the U.S. Navy. Raytheon shares rose on reports of improved profitability.

•

In financials, an underweight position benefited relative returns. The Fund’s holdings at the beginning of the period in credit card issuer Capital One Financial and global commercial finance company CIT Group proved beneficial to returns for the reporting period. Capital One shares rose in the third quarter on favorable analyst comments on the firm’s liquidity and capital base. CIT shares advanced with the bank’s receipt of a $500-million funding commitment from Wells Fargo.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz Global Investors Value Fund Class A	–30.94%	–49.00%	–6.95%	1.62%	7.38%
Allianz Global Investors Value Fund Class A (adjusted)	–34.74%	–51.80%	–8.00%	1.05%	7.03%
Allianz Global Investors Value Fund Class B	–31.21%	–49.33%	–7.63%	1.10%	7.10%
Allianz Global Investors Value Fund Class B (adjusted)	–34.53%	–51.77%	–7.86%	1.10%	7.10%
Allianz Global Investors Value Fund Class C (adjusted)	–31.79%	–49.77%	–7.61%	0.88%	6.64%
Russell 1000 Value Index	–26.93%	–36.85%	–0.79%	1.36%	8.43%
Lipper Mixed-Asset Target Allocation Moderate Fund Average	–27.93%	–37.36%	–1.91%	0.51%	6.99%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Fund Allocation

Financial Services	20.1%
Energy	15.5%
Healthcare	13.8%
Industrials	12.2%
Consumer Discretionary	7.6%
Telecommunications	7.1%
Consumer Staples	6.5%
Information Technology	5.6%
Other	9.5%
Cash & Equivalents-net	2.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$690.60	$687.90	$688.70	$1,019.56	$1,015.76	$1,015.78
Expenses Paid During Period	$4.77	$7.96	$7.96	$5.70	$9.50	$9.50

For each class of the Fund, expenses are equal to the expense ratio for the class (1.12% for Class A, 1.87% for Class B, 1.87% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	7

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in the industrials sector were among the most significant detractors from Fund performance. SPX Corp., the world’s largest maker of dry cooling towers for power plants, detracted from relative returns. Share prices fell as SPX lowered its 2008 earnings forecasts on news of slowing demand amid the economic downturn.

•

In consumer staples, shares of Avon Products fell as the largest direct seller of beauty products reported that third-quarter profits rose less than analysts expected due to a drop in North American sales.

•

Among materials stocks, the Fund’s position in fertilizer maker Mosaic declined on the company’s forecast for lower sales due to the global recession and lower grain prices. Mosaic withdrew its 2009 fiscal year sales forecasts for phosphates and potash, citing the uncertainties in the global economy. The company predicted a strong recovery for its business in the fiscal fourth quarter.

•

Stock selection in the consumer discretionary sector was a positive contributor to the Fund’s relative performance. Apollo Group shares rose solidly as the owner of the for-profit University of Phoenix said fiscal fourth-quarter profit beat analyst estimates. Shares of fast-food leader McDonald’s rose on news of higher same store sales. Although many consumers have begun to cut back on restaurant meals to save cash, the chain reported strong sales of breakfast items, chicken sandwiches and value-menu options.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class A	–35.17%	–42.77%	–2.68%	–0.54%	7.71%
Allianz CCM Capital Appreciation Fund Class A (adjusted)	–38.74%	–45.92%	–3.77%	–1.11%	7.37%
Allianz CCM Capital Appreciation Fund Class B	–35.44%	–43.22%	–3.41%	–1.07%	7.39%
Allianz CCM Capital Appreciation Fund Class B (adjusted)	–38.66%	–46.06%	–3.74%	–1.07%	7.39%
Allianz CCM Capital Appreciation Fund Class C (adjusted)	–36.06%	–43.78%	–3.40%	–1.28%	6.91%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	5.78%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	7.34%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	5.88%

† The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.09% for Class A shares, 1.84% for Class B shares and 1.84% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	26.4%
Healthcare	18.8%
Consumer Staples	10.5%
Energy	7.4%
Financial Services	5.5%
Consumer Discretionary	5.5%
Retail	5.0%
Aerospace	4.1%
Other	15.1%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$648.30	$645.60	$645.90	$1,019.61	$1,015.83	$1,015.83
Expenses Paid During Period	$4.61	$7.71	$7.72	$5.65	$9.45	$9.45

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Stock selection in the industrials sector detracted significantly from returns during the period. A position in Union Pacific, the largest U.S. railroad, detracted from Fund performance as share prices fell in the market selloff and after the company forecast lower shipping volumes. Transportation of lumber, chemicals and autos weakened. The company reported that shipments of some energy-related products, such as wind turbines and sand for oil drilling, remain strong.

•

Holdings in the materials and energy sectors detracted from the Fund’s returns during the period. Shares of fertilizer maker Terra Industries declined following a steep drop in agricultural prices amid worries that the expected global economic slowdown would negatively impact food and fertilizer demand. Within energy, Ensco International weighed on performance. Oil drilling and exploration companies suffered the brunt of tumbling crude oil prices.

•

Stock selection in the consumer discretionary sector contributed positively to relative returns. Apollo Group shares rose solidly as the owner of the for-profit University of Phoenix said fiscal fourth-quarter profit beat analyst estimates. In addition, one analyst said Apollo’s strong free cash flow, healthy balance sheet, cyclical business model and identifiable growth drivers made the company attractive in the volatile economic environment.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class A	–36.09%	–41.48%	–1.01%	—	–3.82%
Allianz CCM Focused Growth Fund Class A (adjusted)	–39.60%	–44.70%	–2.12%	—	–4.40%
Allianz CCM Focused Growth Fund Class C (adjusted)	–36.96%	–42.50%	–1.73%	—	–4.52%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	–5.42%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	–4.11%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.12% for Class A shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	35.2%
Healthcare	17.8%
Consumer Staples	8.1%
Energy	6.9%
Consumer Discretionary	6.9%
Aerospace	5.4%
Chemicals	5.2%
Consumer Services	4.9%
Other	6.6%
Cash & Equivalents — net	3.0%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$639.10	$636.80	$1,019.61	$1,015.83
Expenses Paid During Period	$4.59	$7.67	$5.65	$9.45

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A and 1.86% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	9

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of companies represented in the Russell Midcap Index.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Holdings in the industrials sector contributed significantly to the Fund’s decline during the period. SPX Corp., the world’s largest maker of dry cooling towers for power plants, detracted from the Fund’s returns. Share prices fell as SPX lowered 2008 earnings forecasts on slowing demand amid the economic downturn. Shares of mining equipment maker Joy Global also fell with lower metals prices. The company forecast 2009 profits below analyst expectations due to slowing equipment orders and the stronger dollar’s negative effect on sales abroad.

•

Holdings in the materials sector detracted from Fund performance. Shares of fertilizer maker Terra Industries declined on a steep drop in agricultural prices and worries the global economic slowdown would cut demand.

•

Fund positions in the financials and consumer discretionary sectors were positive contributors to performance versus the benchmark. Within financials, reinsurer Arch Capital Group posted gains for the six-month period following a bullish analyst report on reinsurers. Within the consumer discretionary sector, shares of Dollar Tree advanced on higher quarter sales and profits, as consumers shopped for bargains in the weak economic environment. The company noted food and seasonal merchandise were its strongest sellers.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Class A	–41.31%	–44.65%	–1.41%	1.15%	7.87%
Allianz CCM Mid-Cap Fund Class A (adjusted)	–44.54%	–47.69%	–2.52%	0.58%	7.52%
Allianz CCM Mid-Cap Fund Class B	–41.57%	–45.10%	–2.15%	0.61%	7.55%
Allianz CCM Mid-Cap Fund Class B (adjusted)	–44.49%	–47.84%	–2.46%	0.61%	7.55%
Allianz CCM Mid-Cap Fund Class C (adjusted)	–42.13%	–45.63%	–2.15%	0.38%	7.07%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	6.45%
Lipper Mid-Cap Core Fund Average	–34.13%	–38.53%	–1.32%	3.79%	7.71%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.09% for Class A shares, 1.84% for Class B shares and 1.84% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	23.2%
Healthcare	13.2%
Consumer Discretionary	11.7%
Capital Goods	7.2%
Insurance	6.9%
Consumer Staples	6.1%
Energy	5.5%
Financial Services	4.5%
Other	21.1%
Cash & Equivalents — net	0.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$586.90	$584.30	$584.50	$1,019.61	$1,015.83	$1,015.83
Expenses Paid During Period	$4.44	$7.43	$7.43	$5.65	$9.45	$9.45

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its assets in equity securities in the Russell 1000 Growth Index. The Fund normally invests primarily in large capitalization equity securities, which it defines as equity securities of companies with market capitalizations of at least $5 billion at the time of purchase.

•	Both the Fund and the benchmark posted sharply lower returns during the second half of 2008. The Fund’s relative performance was tied to stock selection among industrials and materials companies.

•

The biggest detractor from Fund returns was Freeport-McMoRan Copper & Gold, a materials firm. The company’s share value fell by more than three-quarters during the final six months of 2008 due to disappointing earnings and weakness in the metals market.

•

While investors benefited from stock selection in the energy sector, a dramatic decline in crude oil prices negatively impacted some of the portfolio’s energy holdings. Shares of oil services companies Ensco International and National-Oilwell fell more than 60% during the second half. The price of crude oil tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

Stock selection was strongest in the information technology sector, where overweighted positions in mega-cap technology companies such as Intel, Hewlett- Packard, and Microsoft Corp. contributed to the Fund’s returns. In addition, an underweight position in Apple, which was downgraded by analysts on a weakening business outlook, boosted the Fund’s relative returns.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Class A	–33.33%	–41.50%	–1.83%	—	1.45%
Allianz NACM Growth Fund Class A (adjusted)	–36.99%	–44.72%	–2.94%	—	0.56%
Allianz NACM Growth Fund Class B	–33.55%	–41.91%	–2.57%	—	0.69%
Allianz NACM Growth Fund Class B (adjusted)	–36.87%	–44.82%	–2.91%	—	0.69%
Allianz NACM Growth Fund Class C (adjusted)	–34.22%	–42.46%	–2.56%	—	0.69%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	0.76%
Lipper Multi-Cap Growth Fund Average	–34.90%	–41.90%	–2.65%	–1.30%	2.04%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.17% for Class A shares, 1.92% for Class B shares and 1.92% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	26.0%
Technology	25.2%
Consumer Staples	15.6%
Energy	8.9%
Consumer Discretionary	7.9%
Transportation	3.2%
Capital Goods	3.0%
Aerospace	2.2%
Other	6.9%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$666.70	$664.50	$664.50	$1,018.99	$1,015.22	$1,015.22
Expenses Paid During Period	$4.92	$8.10	$8.10	$5.86	$9.64	$9.64

For each class of the Fund, expenses are equal to the expense ratio for the class (1.17% for Class A, 1.93% for Class B, 1.93% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	11

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•	Extreme market volatility tested the Fund during the reporting period. The debt, convertible, and equity markets experienced one of the most rapid sell-offs of all time.

•

The Fund’s high yield investments outperformed throughout the period, including the record-setting down months. Maintaining the Fund’s discipline of identifying superior credits and standing firm with those decisions throughout the sell-off positioned the Fund to both protect and participate in the high-yield market.

•

Historically, convertibles have offered downside protection versus equities; however, the rapidly widening corporate bond spreads negatively affected convertibles as a group. Positions in the health care industry boosted relative performance within the convertibles component of the Fund. Health care companies benefited from stable earnings, stable cash flows and an expected flight to quality. Positions in the energy industry generally detracted from the Fund’s performance.

•	Stock selection in the consumer discretionary, information technology and consumer staples groups bolstered relative performance, while holdings of industrials, energy, and materials firms detracted.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/28/07)
Allianz NACM Income and Growth Fund Class A	–29.61%	–33.91%	—	—	–16.23%
Allianz NACM Income and Growth Fund Class A (adjusted)	–33.48%	–37.54%	—	—	–18.76%
Allianz NACM Income and Growth Fund Class C (adjusted)	–30.55%	–35.00%	—	—	–16.88%
Barclays Capital Aggregate Bond Index	4.07%	5.24%	4.65%	5.63%	5.81%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	–19.77%
Lipper Flexible Portfolio Fund Average	–20.77%	–24.57%	1.23%	3.27%	–19.34%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.31% for Class A shares and 2.06% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	13.1%
Telecommunications	12.3%
Technology	12.2%
Healthcare	10.7%
Oil & Gas	5.9%
Utilities	4.3%
Retail	4.1%
Healthcare & Hospitals	3.7%
Other	27.8%
Cash & Equivalents — net	5.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$703.90	$700.80	$1,018.55	$1,014.82
Expenses Paid During Period	$5.67	$8.83	$6.72	$10.46

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.06% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index

•

The Fund’s overweight position in the energy sector detracted from returns relative to the benchmark during the reporting period. However, underperformance within the sector was entirely attributable to sector weighting and not stock selection. Crude oil prices declined from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008, leading to an across-the-board liquidation of energy company shares.

•

Despite the Fund’s marked underweight position in the financials sector, stock selection in the category dragged on relative performance. As a group, the value of financial firms sank to a thirteen-year low in 2008 and mortgage-related losses topped $1 trillion, globally. Within the Fund, industrial REIT ProLogis and insurance company Hartford Financial both posted sizable declines.

•

Investors benefited from solid stock selection among utilities companies. Avoiding investment in Constellation Energy during the third quarter bolstered the Fund’s relative results. Constellation declined more than 70% between July and September on credit and liquidity concerns. Defensive holdings such as SCANA, Progress Energy, and Xcel Energy also boosted performance, posting small declines while other firms fell hard.

•

In industrials, several portfolio positions held up well in the face of the overall market downturn, including Dun & Bradstreet, a provider of business information services, L-3 Communications, a provider of military electronic systems, and Teleflex, a manufacturer of specialty-engineered products for the medical, aerospace, and commercial markets.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/27/04)
Allianz NACM Mid-Cap Growth Fund Class A	–37.82%	–40.09%	—	—	–2.02%
Allianz NACM Mid-Cap Growth Fund Class A (adjusted)	–41.24%	–43.38%	—	—	–3.15%
Allianz NACM Mid-Cap Growth Fund Class C (adjusted)	–38.61%	–41.06%	—	—	–2.69%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	–3.39%
Lipper Mid-Cap Core Fund Average	–34.13%	–38.53%	–1.32%	3.79%	–3.84%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.37% for Class A shares and 2.10% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	16.7%
Consumer Discretionary	16.5%
Energy	15.7%
Technology	12.9%
Capital Goods	7.7%
Industrial	6.4%
Commercial Services	4.1%
Semi-conductors	3.7%
Other	13.9%
Cash & Equivalents — net	2.4%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$621.80	$620.10	$1,018.15	$1,014.63
Expenses Paid During Period	$5.42	$8.28	$6.71	$10.24

For each class of the Fund, expenses are equal to the expense ratio for the class (1.34% for Class A, 2.05% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	13

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book and price-to-cash flow ratios.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production and oilfield services firms. Halliburton, the world’s second largest oilfield provider, acknowledged it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings were susceptible to budget cuts for exploration and production.

•

Falling commodities prices triggered declines in materials stocks during the period, including the Fund’s positions in Freeport McMoran Copper and Gold and in Alcoa. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest copper producer to cut jobs, defer overseas expansion and halt its annual dividend. Alcoa shares declined on fears of weakening demand from China and India.

•

In the consumer staples sector, positions in Supervalu and Corn Products International detracted from performance during the period. Supervalu, one of the nation’s largest grocery chains, posted losses as consumers cut back and competition from Wal-Mart and other lower-priced food and drug stores increased.

•

Stock selections among financials boosted returns versus the benchmark during the period. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Class A	–32.93%	–41.89%	–3.99%	—	3.30%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	–36.62%	–45.09%	–5.07%	—	2.39%
Allianz NFJ All-Cap Value Fund Class B	–33.06%	–42.25%	–4.69%	—	2.53%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	–36.25%	–45.00%	–4.93%	—	2.53%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	–33.86%	–42.87%	–4.72%	—	2.50%
Russell 3000 Value Index	–26.49%	–36.25%	–0.72%	1.69%	3.36%
Lipper Multi-Cap Value Fund Average	–29.49%	–38.16%	–2.11%	1.83%	2.37%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares and 2.06% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	21.5%
Energy	15.0%
Industrial	13.9%
Consumer Discretionary	8.9%
Healthcare	7.8%
Consumer Staples	6.7%
Utilities	6.4%
Telecommunications	4.6%
Other	5.8%
Cash & Equivalents — net	9.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$670.70	$669.40	$667.70	$1,018.55	$1,014.77	$1,014.77
Expenses Paid During Period	$5.56	$8.71	$8.70	$6.72	$10.51	$10.51

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32 for Class A, 2.07% for Class B, 2.07% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production companies and oilfield services firms. Halliburton, the world’s second largest oil field services provider, acknowledged that it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings are susceptible to the risk of budget cuts for exploration and production.

•

Among technology companies, Seagate announced earnings significantly below the same period a year earlier, widely missing analysts’ estimates. The company experienced a greater-than-expected decline in hard disc drive demand and selling prices, especially in the personal computer market.

•

Falling commodities prices triggered declines in materials stocks, including the Fund’s positions in Alcoa and Dow Chemical. Alcoa shares weakened on fears of softening demand from China and India. Dow Chemical shares fell after a canceled joint venture with the government of Kuwait dashed prospects of a needed cash infusion for the company.

•

An underweight position in financials proved beneficial to returns versus the benchmark. Shares of Annaly Capital Management rallied as the real estate investment trust reported earnings nearly double year-earlier levels. The company, which invests in mortgage-backed securities, benefited from lower borrowing costs that widened the spread between the rates it paid and those it received on government-backed mortgage securities.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class A	–29.01%	–36.25%	0.93%	—	5.22%
Allianz NFJ Dividend Value Fund Class A (adjusted)	–32.91%	–39.76%	–0.21%	—	4.54%
Allianz NFJ Dividend Value Fund Class B	–29.25%	–36.74%	0.17%	—	4.59%
Allianz NFJ Dividend Value Fund Class B (adjusted)	–32.52%	–39.64%	–0.15%	—	4.59%
Allianz NFJ Dividend Value Fund Class C (adjusted)	–29.96%	–37.33%	0.16%	—	4.43%
Russell 1000 Value Index	–26.93%	–36.85%	–0.79%	1.36%	0.91%
Lipper Equity Income Fund Average	–25.31%	–33.77%	–0.73%	1.08%	0.73%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.04% for Class A shares, 1.79% for Class B shares and 1.79% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Energy	20.0%
Financial Services	17.6%
Industrial	12.1%
Consumer Discretionary	10.6%
Healthcare	10.3%
Consumer Staples	8.3%
Telecommunications	6.1%
Information Technology	5.6%
Other	5.2%
Cash & Equivalents — net	4.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$709.90	$707.50	$707.00	$1,019.91	$1,016.13	$1,016.13
Expenses Paid During Period	$4.53	$7.75	$7.74	$5.35	$9.15	$9.15

For each class of the Fund, expenses are equal to the expense ratio for the class (1.05% for Class A, 1.80% for Class B, 1.80% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	15

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production and oilfield services firms. Halliburton, the world’s second largest oilfield provider, acknowledged it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings are susceptible to budget cuts for exploration and production.

•

Falling commodities prices triggered declines in materials stocks during the period, including the Fund’s positions in Freeport McMoran Copper and Gold and in Alcoa. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest copper producer to cut jobs, defer overseas expansion and halt its annual dividend. Alcoa shares weakened on fears of softening demand from China and India.

•

An underweight position in financials proved beneficial to returns versus the benchmark. Travelers shares advanced as the insurer sought to distance itself from AIG, the only insurer that sells more coverage to U.S. companies. After AIG received $150 billion in federal funds to prevent its collapse, Traveler’s CEO sent a letter to Treasury Secretary Paulson stating that the company does not require any assistance from the government.

•

In industrials, Waste Management rose late in the period on the announcement of a dividend increase for 2009 despite profits that were pinched by falling prices for recycled materials. The company, North America’s largest provider of garbage disposal services, said the dividend hike reflected strong and consistent cash flow.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class A	–32.36%	–40.82%	–1.10%	—	3.39%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	–36.08%	–44.08%	–2.21%	—	2.71%
Allianz NFJ Large-Cap Value Fund Class B	–32.61%	–41.27%	–1.84%	—	2.68%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	–35.96%	–44.18%	–2.19%	—	2.68%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	–33.32%	–41.84%	–1.84%	—	2.63%
Russell Top 200 Value Index	–24.59%	–36.09%	–1.35%	0.05%	–0.83%
Lipper Large-Cap Value Fund Average	–27.93%	–37.36%	–1.91%	0.51%	–0.01%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.10% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	19.0%
Energy	13.9%
Healthcare	12.9%
Industrial	12.4%
Telecommunications	7.3%
Consumer Discretionary	7.1%
Consumer Staples	6.7%
Materials	6.3%
Other	8.6%
Cash & Equivalents — net	5.8%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$676.40	$673.90	$673.50	$1,019.61	$1,015.83	$1,015.83
Expenses Paid During Period	$4.69	$7.85	$7.85	$5.65	$9.45	$9.45

For each class of the Fund, expenses are equal to the expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Allianz Funds

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in the energy sector contributed significantly to declines, as falling oil prices dragged the prices of other fuel sources lower. The effect was particularly difficult for metallurgical coal company Teck Cominco. The company’s shares fell on concerns that it would be unable to repay a bridge loan used in its $13 billion acquisition of Fording Canadian Coal. The takeover was announced in July, when copper and coal prices were soaring. Since then demand for coal has dissipated. Cimarex ended the year lower as earnings fell short of guidance and the company cut production forecasts as a result of Gulf hurricanes.

•	Among technology companies, Seagate earnings fell significantly below the same period a year earlier, as the company experienced a greater-than-expected decline in hard disc drive demand.

•

In the consumer staples sector, positions in Supervalu and Corn Products International detracted from performance. Supervalu, one of the nation’s largest grocery chains, posted losses as consumers cut back and competition from Wal-Mart and other lower-priced food and drug stores increased.

•

Stock selections among financials boosted returns versus the benchmark. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class A	–31.46%	–37.72%	—	—	–15.67%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	–35.25%	–41.13%	—	—	–17.66%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	–32.33%	–38.74%	—	—	–16.31%
Russell Midcap Value Index	–32.67%	–38.44%	0.33%	4.44%	–15.94%
Lipper Mid-Cap Value Fund Average	–31.90%	–38.26%	–1.04%	5.04%	–15.07%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.28% for Class A shares and 2.03% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	24.0%
Consumer Discretionary	14.4%
Industrial	14.4%
Utilities	9.3%
Consumer Staples	7.2%
Energy	7.2%
Materials	6.1%
Information Technology	4.8%
Other	7.3%
Cash & Equivalents — net	5.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$685.40	$683.20	$1,018.80	$1,015.02
Expenses Paid During Period	$5.40	$8.57	$6.46	$10.26

For each class of the Fund, expenses are equal to the expense ratio for the class (1.27% for Class A and 2.02% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	17

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

The Fund’s overweight position in energy contributed significantly to declines as falling oil prices hit oilfield service and exploration companies hardest. Shares of Berry Petroleum fell on liquidity and debt concerns. Falling oil prices reduced the value of the firm’s reserves, which serve as collateral on Berry’s revolving credit line. The company sharply cut its capital budget for 2009 in response to the threat of a cash crunch.

•

Among industrials, shares of Genco Shipping & Trading and Excel Maritime fell on weakness in dry bulk freight rates. Genco, which operates 28 vessels for the transport of coal, grain and steel, cancelled an order for six new carriers. Excel Maritime ships iron ore and coal. Analysts expressed concerned that the slowing global economy could reduce demand for shipping services.

•	In financials, the Fund’s position in CBL & Associates fell as the shopping mall owner cut dividends in anticipation of difficult access to capital amid a dim outlook for retail shopping malls.

•

In materials, positions in Royal Gold and Iamgold advanced on rising gold prices and a bullish outlook. While demand for gold has grown, worldwide production has been declining and barriers to entry are high for the development of new mines. Colorado-based Royal Gold receives royalties on gold and silver mines. Toronto-based Iamgold’s principal asset is a mine in Mali, West Africa. The company has exploration initiatives in Africa and South America.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class A	–24.66%	–26.46%	4.67%	8.43%	10.87%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	–28.80%	–30.51%	3.49%	7.82%	10.51%
Allianz NFJ Small-Cap Value Fund Class B	–24.94%	–27.01%	3.88%	7.87%	10.54%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	–28.25%	–30.23%	3.62%	7.87%	10.54%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	–25.63%	–27.66%	3.88%	7.63%	10.05%
Russell 2000 Value Index	–21.17%	–28.92%	0.27%	6.11%	10.43%
Lipper Small-Cap Value Fund Average	–27.23%	–33.45%	–0.90%	5.41%	8.76%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.22% for Class A shares, 1.97% for Class B shares and 1.97% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Industrial	19.8%
Financial Services	16.3%
Materials	13.2%
Utilities	11.7%
Energy	11.4%
Consumer Staples	7.0%
Consumer Discretionary	5.4%
Healtchare	5.0%
Other	3.0%
Cash & Equivalents — net	7.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$753.40	$750.60	$750.30	$1,019.00	$1,015.22	$1,015.22
Expenses Paid During Period	$5.44	$8.74	$8.74	$6.26	$10.06	$10.06

For each class of the Fund, expenses are equal to the expense ratio for the class (1.23% for Class A, 1.98% for Class B, 1.98% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

An overweight position in the information technology sector contributed to performance for the period. Shares of Google, Corning and Nokia fell as consumer and business spending on technology services and equipment diminished with the slowing economy.

•

Health care stock selection and an overweight position in the sector benefitted performance. Shares of pharmaceutical company Abbott Laboratories advanced during the period, as the company beat analysts’ estimates for third-quarter revenues and earnings. Fellow pharmaceutical companies Merck and Roche continued to grow even in the difficult economic environment.

•	Materials stock selection hurt Fund performance for the period. Mosaic, which produces potash and phosphate for use in fertilizer, fell on worries about a global downturn in fertilizer demand.

•

Stock selection among telecommunications companies detracted from performance relative to the benchmark. Sprint declined on concerns about the erosion of its market share, while NII Holdings, which provides wireless services in Latin America, fell on worries that its growth may be slowing.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class A	–33.22%	–41.01%	–4.07%	1.14%	6.98%
Allianz OCC Equity Premium Strategy Fund Class A (adjusted)	–36.90%	–44.25%	–5.15%	0.57%	6.55%
Allianz OCC Equity Premium Strategy Fund Class B	–33.54%	–41.49%	–4.80%	0.63%	6.58%
Allianz OCC Equity Premium Strategy Fund Class B (adjusted)	–36.84%	–44.30%	–5.12%	0.63%	6.58%
Allianz OCC Equity Premium Strategy Fund Class C (adjusted)	–34.11%	–41.99%	–4.78%	0.40%	6.19%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	6.81%
Lipper Large-Cap Core Fund Average	–29.22%	–37.23%	–2.88%	–1.72%	5.67%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.28% for Class A shares, 2.03% for Class B shares and 2.03% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	20.5%
Financial Services	15.1%
Technology	14.2%
Energy	12.4%
Consumer Staples	12.1%
Aerospace	4.9%
Materials & Processing	4.2%
Consumer Discretionary	4.0%
Other	12.3%
Cash & Equivalents — net	0.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$667.80	$664.60	$665.50	$1,018.75	$1,014.97	$1,014.97
Expenses Paid During Period	$5.38	$8.52	$8.52	$6.51	$10.31	$10.31

For each class of the Fund, expenses are equal to the expense ratio for the class (1.28% for Class A, 2.03% for Class B, 2.03% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	19

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

In health care, stock selection decisions and an overweighting contributed to relative performance. Shares of pharmaceutical company Gilead rallied after topping earnings estimates on continued strong sales growth for its HIV medications. The company is the leading maker of AIDS treatments. About 80% of all treated patients take at least one of Gilead’s HIV drugs.

•

In absolute terms, Fund holdings in the information technology sector contributed most significantly to declines for the period. Shares of Research In Motion fell after being downgraded by analysts as competition and the prospects of a price war became more likely. As the market entered a more difficult phase of slowing consumer spending, the maker of the popular Blackberry phone increased marketing efforts, including the subsidy spending needed to support newly launched products.

•

Positions in industrials companies detracted from both relative and absolute performance. In the industrials sector, shares of Textron fell as the diversified manufacturer forecast a loss for the final quarter of 2008. The company, which operates manufacturing, finance and aircraft product lines, announced plans to exit its commercial finance business except for the financing of customer purchases of Textron products. Shares of railroad company Union Pacific also weakened. The company reported layoffs and reduced working hours for 1,500 workers due to slack demand for rail services.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class A	–32.25%	–37.27%	–0.23%	–2.80%	9.61%
Allianz OCC Growth Fund Class A (adjusted)	–35.98%	–40.72%	–1.35%	–3.35%	9.36%
Allianz OCC Growth Fund Class B	–32.50%	–37.71%	–0.97%	–3.34%	9.38%
Allianz OCC Growth Fund Class B (adjusted)	–35.88%	–40.82%	–1.37%	–3.34%	9.38%
Allianz OCC Growth Fund Class C (adjusted)	–33.18%	–38.36%	–0.97%	–3.55%	8.79%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	8.87%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	9.88%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.16% for Class A shares, 1.91% for Class B shares and 1.91% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	25.2%
Technology	22.3%
Consumer Staples	9.8%
Financial Services	8.0%
Energy	7.7%
Capital Goods	4.1%
Telecommunications	4.0%
Chemicals	3.4%
Other	8.1%
Cash & Equivalents-net	7.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$677.50	$675.00	$675.00	$1,019.31	$1,015.53	$1,015.53
Expenses Paid During Period	$4.95	$8.11	$8.11	$5.96	$9.75	$9.75

For each class of the Fund, expenses are equal to the expense ratio for the class (1.17% for Class A, 1.92% for Class B, 1.92% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

An overweight position in energy companies detracted from performance in both absolute and relative terms. Shares of exploration and production companies Quicksilver, Petroquest Energy and others fell along with market prices for oil and natural gas. Quicksilver reported that its board approved a 2009 capital budget significantly lower than previously forecast. Petroquest reported that the oil price decline had a significant negative impact on their proved reserves.

•

Holdings in the industrials sector also detracted broadly from Fund returns. Shares of global aviation company AerCap Holdings fell despite reporting rising profits that exceeded analysts’ estimates. The Dutch company attributed the profit jump to higher rents received on its fleet of leased aircraft. However, it also reported sluggish aircraft sales due to economic weakness. Analysts warned of a tough outlook for the global airline industry due to slackening demand from passengers.

•

Stock selection in financial services companies boosted performance relative to the benchmark. Student lender Nelnet Inc. reported it swung to a profit in the third quarter, surpassing Wall Street’s expectations. The company reported that it had provided additional equity support for a $2.5 billion federal student loan warehouse facility, at which all of the loans are guaranteed by the federal government. The company continues to generate positive cash flow from operations.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Opportunity Fund Class A	–37.06%	–46.32%	–4.06%	0.79%	10.32%
Allianz OCC Opportunity Fund Class A (adjusted)	–40.52%	–49.27%	–5.14%	0.23%	10.07%
Allianz OCC Opportunity Fund Class B	–37.25%	–46.67%	–4.76%	0.28%	10.09%
Allianz OCC Opportunity Fund Class B (adjusted)	–40.39%	–49.34%	–5.09%	0.28%	10.09%
Allianz OCC Opportunity Fund Class C (adjusted)	–37.94%	–47.25%	–4.78%	0.05%	9.51%
Russell 2000 Growth Index	–32.51%	–38.54%	–2.35%	0.76%	5.54%
Lipper Small-Cap Growth Fund Average	–34.29%	–42.10%	–3.80%	1.01%	4.47%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.31% for Class A shares, 2.06% for Class B shares and 2.06% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	23.3%
Technology	15.3%
Energy	13.3%
Transportation	10.6%
Commercial Services	8.6%
Financial Services	6.8%
Consumer Discretionary	4.9%
Hotels/Gaming	3.4%
Other	13.4%
Cash & Equivalents — net	0.4%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$629.40	$627.50	$626.90	$1,018.55	$1,014.77	$1,014.77
Expenses Paid During Period	$5.42	$8.49	$8.49	$6.72	$10.51	$10.51

For each class of the Fund, expenses are equal to the expense ratio for the class (1.32% for Class A, 2.07% for Class B, 2.07% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	21

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy companies detracted from performance in both absolute and relative terms. Shares of exploration and production companies Quicksilver, Petrohawk Energy and others fell along with market prices for oil and natural gas. Quicksilver reported that its board approved a 2009 capital budget significantly lower than previously forecast.

•

Positions in the industrials sector also weighed broadly on performance. Shares of global aviation company AerCap Holdings fell despite its report of rising profits that exceeded analysts’ estimates. The Dutch company attributed the profit jump to higher rents received on its fleet of leased aircraft. However, it also reported sluggish aircraft sales due to economic weakness. Analysts warned of a tough outlook for the global airline industry due to slackening demand from passengers. Shares of Textron fell as the diversified manufacturer forecast a loss for the final quarter of 2008 and announced plans to exit its commercial finance business except for the financing of customer purchases of Textron products.

•

Among consumer discretionary stocks, shares of Dollar Tree advanced on earnings that topped analyst expectations. The company benefited from consumers’ increased preference for lower-priced goods. Dollar Tree attributed the rise in third quarter earnings to strong sales of food and seasonal merchandise. Shares of Darden Restaurants rallied in the closing weeks of the period, outperforming the benchmark and its peers on the strength of stable sales and effective cost controls at its Red Lobster, Olive Garden and LongHorn Steakhouse restaurants.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Class A	–49.45%	–51.29%	–4.39%	0.01%	6.90%
Allianz OCC Target Fund Class A (adjusted)	–52.23%	–53.97%	–5.47%	–0.56%	6.53%
Allianz OCC Target Fund Class B	–49.62%	–51.63%	–5.10%	–0.47%	6.55%
Allianz OCC Target Fund Class B (adjusted)	–51.69%	–53.62%	–5.38%	–0.47%	6.55%
Allianz OCC Target Fund Class C (adjusted)	–50.07%	–52.06%	–5.11%	–0.69%	6.13%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	5.70%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	5.37%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.21% for Class A shares, 1.96% for Class B shares and 1.96% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	24.6%
Healthcare	14.7%
Consumer Services	13.2%
Energy	12.3%
Consumer Discretionary	11.9%
Financial Services	10.4%
Materials & Processing	2.6%
Capital Goods	2.4%
Other	6.4%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$505.50	$503.80	$503.40	$1,019.06	$1,015.27	$1,015.27
Expenses Paid During Period	$4.63	$7.47	$7.47	$6.21	$10.01	$10.01

For each class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Class A, 1.97% for Class B, 1.97% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $5 billion.

•	Health care, financials and consumer discretionary holdings were top contributors to relative performance, while technology and industrials detracted from Fund performance during the period.

•

Investing in consumer discretionary stocks that were hurt the least during the economic downturn contributed to Fund’s positive returns. McDonald’s and Wal-Mart Stores were top relative performers, benefiting as consumers tightened belts and “traded-down”.

•

Investors flocked to consumer staples companies, the best performing sector during the period and a traditional safe haven. Colgate-Palmolive benefited from the trend and was a top relative performer during the six-month period.

•	Within technology, exposure to Research In Motion was a top detractor as concerns over the success of its new product launches weighed on the stock.

•	Energy holdings XTO Energy, Transocean, and Weatherford International were also top detractors from performance during the period.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class A	–30.29%	–38.59%	–2.78%	–2.14%	3.55%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	–34.13%	–41.97%	–3.87%	–2.69%	3.06%
Allianz RCM Large-Cap Growth Fund Class B	–30.57%	–39.06%	–3.50%	–2.72%	3.03%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	–33.95%	–42.03%	–3.84%	–2.72%	3.03%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	–31.25%	–39.64%	–3.50%	–2.86%	2.78%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	1.31%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	3.39%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	1.56%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.11% for Class A shares, 1.86% for Class B shares and 1.86% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	24.6%
Healthcare	20.2%
Consumer Discretionary	12.6%
Financial Services	10.3%
Telecommunications	6.2%
Consumer Staples	5.9%
Energy	5.3%
Oil & Gas	4.0%
Material & Processing	3.7%
Other	5.3%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$697.10	$694.30	$694.30	$1,019.51	$1,015.74	$1,015.74
Expenses Paid During Period	$4.78	$7.96	$7.96	$5.69	$9.48	$9.48

For each class of the Fund expense ratio for the class (1.12% for Class A, 1.87% for Class B, 1.87% for Class C), multiplied by the average account, expenses are equal to the value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	23

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of medium-sixed companies.

•	Consumer staples, financials and energy holdings were top contributors to relative performance, while telecommunications and materials modestly held back returns during the period.

•

Four out of the top five contributors to performance during the period were consumer staples holdings. Shares of Longs Drugs, Hansen Natural, Molson Coors Brewing, and Kroger benefited from investors’ risk aversion and flight to the high-quality names in a traditional defensive sector.

•

Conversely, four of the top five detractors came from companies sensitive to energy prices. Hurt by a global slowdown, the dramatic declines in energy prices sent shares of Weatherford International, Foster Wheeler, National Oilwell Varco, and Newfield Exploration moved sharply lower.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class A	–37.67%	–41.83%	–2.43%	–0.17%	12.05%
Allianz RCM Mid-Cap Fund Class A (adjusted)	–41.10%	–45.03%	–3.53%	–0.73%	11.83%
Allianz RCM Mid-Cap Fund Class B	–38.37%	–42.62%	–3.27%	–0.60%	11.84%
Allianz RCM Mid-Cap Fund Class B (adjusted)	–41.43%	–45.48%	–3.58%	–0.60%	11.84%
Allianz RCM Mid-Cap Fund Class C (adjusted)	–38.74%	–42.78%	–3.17%	–0.80%	11.30%
Russell Midcap Index	–36.67%	–41.46%	–0.71%	3.18%	12.11%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	9.52%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.13% for Class A shares, 1.89% for Class B shares and 1.89% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	25.5%
Healthcare	14.4%
Consumer Discretionary	8.9%
Financial Services	8.3%
Energy	8.1%
Consumer Staples	8.0%
Consumer Services	7.7%
Materials & Processing	4.0%
Other	12.6%
Cash & Equivalents — net	2.5%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$623.30	$616.30	$618.80	$1,019.41	$1,015.63	$1,015.63
Expenses Paid During Period	$4.65	$7.68	$7.69	$5.79	$9.58	$9.58

For each class of the Fund, expenses are equal to the expense ratio for the class (1.14% for Class A, 1.89% for Class B, 1.89% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	Allianz Funds

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Strategic Growth Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instrument of companies of all market capitalizations.

•

2008 was the worst year for U.S. equities since the Great Depression, with the Russell 3000 Growth Index experiencing its largest annual decline on record and large losses in the second half of the year.

•

Defensive portfolio positioning, as well as stock selection within the energy and financials sectors contributed to the Fund’s returns. Conversely, selection within technology and industrials detracted from performance.

•

Three defensive positions, Longs Drug Stores, Barr Pharmaceuticals, and McDonalds, contributed to Fund performance, as shell-shocked investors sought safety in traditional safe havens more resilient to economic downturns.

•	Conversely, exposure to BlackBerry maker Research In Motion, managed health care company Coventry Health Care, and waste management company Republic Services, detracted from Fund performance.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class A	–32.65%	–39.98%	—	—	–11.11%
Allianz RCM Strategic Growth Fund Class A (adjusted)	–36.36%	–43.28%	—	—	–12.91%
Allianz RCM Strategic Growth Fund Class C (adjusted)	–33.59%	–41.03%	—	—	–11.80%
Russell 3000 Growth Index	–32.32%	–38.44%	–3.33%	–4.01%	–11.29%
Lipper Multi-Cap Growth Fund Average	–34.90%	–41.90%	–2.65%	–1.30%	–12.93%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.80% for Class A shares and 2.56% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	27.6%
Consumer Discretionary	15.8%
Healthcare	13.7%
Energy	11.5%
Exchange-Traded Funds	8.0%
Financial Services	7.3%
Airlines	4.5%
Consumer Staples	2.9%
Other	9.9%
Cash & Equivalents — net	-1.2%
(including options written & securities sold short)

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$673.50	$670.80	$1,016.86	$1,012.36
Expenses Paid During Period	$7.32	$10.50	$7.93	$12.44

For each class of the Fund, expenses are equal to the expense ratio for the class (1.74% for Class A, 2.50% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	25

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

26	Allianz Funds

Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

Semiannual Report	December 31, 2008	27

Schedule of Investments

Allianz Global Investors Multi-Style Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)
ALLIANZ FUNDS (a)(b)—48.2%
CCM Capital Appreciation	137,795	$1,678
CCM Mid-Cap (d)	91,322	1,443
NACM International	1,806,259	19,634
NACM Pacific Rim	288,746	2,818
NFJ Large-Cap Value	1,193,324	13,413
NFJ Small-Cap Value	184,163	3,665
OCC Growth (d)	78,101	1,371
OCC Opportunity (d)	310,965	3,775
OCC Renaissance (d)	1,235,284	13,600
OCC Target (d)	156,676	1,617
RCM Large-Cap Growth	1,464,824	13,052
RCM Mid-Cap (d)	5,969,130	10,386

Total Allianz Funds (cost—$116,568)		86,452

PIMCO FUNDS (a)(c)—52.0%
Foreign Bond (U.S. Dollar-Hedged)	244,845	2,223
High Yield	640,212	4,283
Short-Term	96,103	886
StocksPLUS	4,502,469	25,169
Total Return	5,983,799	60,676

Total PIMCO Funds (cost—$110,506)		93,237

Total Investments (cost—$227,074)—100.2%		179,689

Liabilities in excess of other assets—(0.2)%		(387)

Net Assets—100.0%		$179,302

Notes to Schedule of Investments:
(a) Affiliated fund.

(b) Institutional Class shares of each Allianz fund.

(c) Institutional Class shares of each PIMCO fund.

(d) Non-income producing.

28	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

Allianz Global Investors Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Consumer Discretionary—7.6%
CBS Corp., Class B	800,000	$6,552
CVS Corp.	167,200	4,805
Fortune Brands, Inc.	110,000	4,541
Harley-Davidson, Inc.	150,000	2,545
Johnson Controls, Inc.	210,000	3,814
Time Warner, Inc.	762,700	7,673

		29,930

Consumer Staples—6.5%
Altria Group, Inc.	559,900	8,432
Kimberly-Clark Corp.	155,000	8,175
Safeway, Inc.	382,600	9,094

		25,701

Energy—15.5%
Apache Corp.	160,000	11,925
Chevron Corp.	112,500	8,322
ConocoPhillips	245,300	12,706
Diamond Offshore Drilling, Inc.	128,000	7,544
Halliburton Co.	442,500	8,045
Marathon Oil Corp.	455,000	12,449

		60,991

Financial Services—20.1%
Allstate Corp.	425,000	13,923
Bank of America Corp.	564,000	7,941
JPMorgan Chase & Co.	240,000	7,567
MetLife, Inc.	310,000	10,807
PNC Financial Services Group, Inc.	217,900	10,677
Prudential Financial, Inc.	232,400	7,032
Simon Property Group, Inc., REIT	75,000	3,985
Travelers Cos., Inc.	213,800	9,664
Wells Fargo & Co.	250,000	7,370

		78,966

Healthcare—13.8%
Cardinal Health, Inc.	221,100	7,621
Eli Lilly & Co.	229,600	9,246
Johnson & Johnson	145,000	8,675
Medtronic, Inc.	118,600	3,727
Pfizer, Inc.	725,000	12,840
Wyeth	320,000	12,003

		54,112

Industrial—12.2%
3M Co.	77,100	4,436
Burlington Northern Santa Fe Corp.	63,000	4,770
Caterpillar, Inc.	205,000	9,157
FedEx Corp.	72,000	4,619
General Electric Co.	255,000	4,131
Northrop Grumman Corp.	271,700	12,237
Waste Management, Inc.	255,000	8,451

		47,801

Information Technology—5.6%
Hewlett-Packard Co.	145,000	5,262
International Business Machines Corp.	54,000	4,545
Microsoft Corp.	245,000	4,763
Xerox Corp.	960,000	7,651

		22,221

Materials & Processing—4.9%
Dow Chemical Co.	500,000	7,545
International Paper Co.	235,000	2,773
Nucor Corp.	115,000	5,313
PPG Industries, Inc.	86,000	3,649

		19,280

	Shares	Value (000s)

Telecommunications—7.1%
AT&T, Inc.	550,700	$15,695
Verizon Communications, Inc.	355,000	12,034

		27,729

Utilities—4.6%
Dominion Resources, Inc.	157,000	5,627
Edison International	385,200	12,373

		18,000

Total Common Stock (cost—$515,721)		384,731

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $12,111; collateralized by Federal Home Loan Bank, 2.40% due 2/5/09, valued at $12,358 including accrued interest (cost—$12,111)	$12,111	12,111

Total Investments (cost—$527,832)—101.0%		396,842

Liabilities in excess of other assets—(1.0)%		(3,960)

Net Assets—100.0%		$392,882

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	29

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.3%
Aerospace—4.1%
L-3 Communications Holdings, Inc.	141,580	$10,446
Lockheed Martin Corp.	161,950	13,617
Raytheon Co.	233,080	11,896

		35,959

Building/Construction—1.0%
Foster Wheeler Ltd. (d)	356,910	8,345

Capital Goods—1.3%
Honeywell International, Inc.	339,170	11,135

Chemicals—2.3%
Monsanto Co.	150,450	10,584
Mosaic Co.	280,000	9,688

		20,272

Commercial Services—1.1%
Alliance Data Systems Corp. (d)	206,760	9,621

Consumer Discretionary—5.5%
Coach, Inc. (d)	579,920	12,045
McDonald’s Corp.	228,490	14,210
Nike, Inc., Class B	193,460	9,866
Yum! Brands, Inc.	367,290	11,570

		47,691

Consumer Services—2.8%
Accenture Ltd., Class A	357,810	11,732
Apollo Group, Inc., Class A (d)(f)	164,730	12,622

		24,354

Consumer Staples—10.5%
Clorox Co.	204,880	11,383
Colgate-Palmolive Co.	180,150	12,347
General Mills, Inc.	182,180	11,067
HJ Heinz Co.	251,880	9,471
Kroger Co.	364,210	9,619
Philip Morris International, Inc.	325,480	14,162
Procter & Gamble Co.	218,340	13,498
SYSCO Corp.	441,650	10,131

		91,678

Energy—7.4%
Apache Corp.	143,980	10,731
ENSCO International, Inc. (f)	252,250	7,161
FMC Technologies, Inc. (d)(f)	252,700	6,022
National-Oilwell Varco, Inc. (d)	347,210	8,486
Noble Corp.	409,091	9,037
Occidental Petroleum Corp.	211,730	12,702
Peabody Energy Corp.	471,270	10,721

		64,860

Financial Services—5.5%
AON Corp.	254,660	11,633
Hudson City Bancorp, Inc. (f)	832,700	13,290
TD Ameritrade Holding Corp. (d)	810,060	11,543
Unum Group	626,310	11,649

		48,115

Healthcare—18.8%
Abbott Laboratories	257,510	13,743
Amgen, Inc. (d)(f)	182,400	10,534
Baxter International, Inc.	216,160	11,584
Becton Dickinson & Co.	160,150	10,953
Biogen Idec, Inc. (d)	218,040	10,385
Bristol-Myers Squibb Co.	455,180	10,583
C.R. Bard, Inc.	126,920	10,694
Covidien Ltd.	295,410	10,706
Express Scripts, Inc. (d)	207,820	11,426
Gilead Sciences, Inc. (d)	257,060	13,146
Johnson & Johnson	257,510	15,407
Pfizer, Inc.	633,830	11,225
St. Jude Medical, Inc. (d)	383,230	12,631
Wyeth	285,110	10,694

		163,711

	Shares		Value (000s)

Materials & Processing—2.2%
Cliffs Natural Resources, Inc.	294,660		$7,546
Sherwin-Williams Co.	199,550		11,923

			19,469

Retail—5.0%
Autozone, Inc. (d)	88,570		12,353
GameStop Corp., Class A (d)	449,540		9,737
Gap, Inc.	854,950		11,448
TJX Cos., Inc.	495,780		10,198

			43,736

Technology—26.4%
Activision Blizzard, Inc. (d)	215,620		1,863
Adobe Systems, Inc. (d)	457,960		9,750
American Tower Corp., Class A (d)	437,660		12,832
Analog Devices, Inc.	498,410		9,480
BMC Software, Inc. (d)	420,520		11,316
Broadcom Corp., Class A (d)	649,090		11,015
CA, Inc.	663,750		12,299
Cisco Systems, Inc. (d)	1,053,970		17,180
DIRECTV Group, Inc. (d)(f)	467,590		10,713
eBay, Inc. (d)	752,620		10,507
Emerson Electric Co.	384,210		14,066
Fiserv, Inc. (d)	297,660		10,826
Harris Corp.	314,730		11,975
Hewlett-Packard Co.	360,450		13,081
International Business Machines Corp.	119,770		10,080
Juniper Networks, Inc. (d)	601,040		10,524
Microsoft Corp.	819,090		15,923
Oracle Corp. (d)	872,320		15,466
Symantec Corp. (d)	692,320		9,360
Xilinx, Inc.	686,980		12,242

			230,498

Transportation—3.1%
CSX Corp.	243,680		7,912
Norfolk Southern Corp.	214,130		10,075
Southwest Airlines Co.	1,036,150		8,932

			26,919

Wholesale—1.3%
W.W. Grainger, Inc.	139,020		10,960

Total Common Stock (cost—$1,043,025)			857,323

SHORT-TERM INVESTMENTS—4.0%
Collateral Invested for Securities on Loan (e)—2.7%
BlackRock Liquidity Funds FedFund Portfolio	1,700,000		1,700
Cash Account Trust—Government & Agency Securities Portfolio	579,460		580
	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†
2.54%	$8,664		5,562
2.56%	4,368		2,804
Gryphon Funding Ltd. (c)(h)(j)† zero coupon	10,270	*	4,693
Societe Generale,
zero coupon due 1/2/09	8,166		8,166

			23,505

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $11,330; collateralized by Federal Home Loan Bank Discount Note, 0.501%, due 3/31/09, valued at $11,561 including accrued interest (cost—$11,330)	$11,330	$11,330

Total Short-Term Investments (cost—$44,006)		34,835

Total Investments (cost—$1,087,031)—102.3%		892,158

Liabilities in excess of other assets—(2.3)%		(20,062)

Net Assets—100.0%		$872,096

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $31,692; cash collateral of $33,919 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

30	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.0%
Aerospace—5.4%
Lockheed Martin Corp.	30,310	$2,549
Raytheon Co.	47,710	2,435

		4,984

Capital Goods—2.4%
Honeywell International, Inc.	66,780	2,192

Chemicals—5.2%
Monsanto Co.	29,470	2,073
Terra Industries, Inc.	158,560	2,643

		4,716

Consumer Discretionary—6.9%
McDonald’s Corp.	34,520	2,147
Ross Stores, Inc.	77,620	2,308
TJX Cos., Inc.	89,230	1,835

		6,290

Consumer Services—4.9%
Accenture Ltd., Class A	70,700	2,318
Apollo Group, Inc., Class A (a)	28,540	2,187

		4,505

Consumer Staples—8.1%
Colgate-Palmolive Co.	37,990	2,604
HJ Heinz Co.	61,060	2,296
Procter & Gamble Co.	40,640	2,512

		7,412

Energy—6.9%
ENSCO International, Inc.	64,320	1,826
Southwestern Energy Co. (a)	78,170	2,265
Sunoco, Inc.	51,440	2,235

		6,326

Financial Services—2.1%
Hudson City Bancorp, Inc.	122,810	1,960

Healthcare—17.8%
Abbott Laboratories	40,680	2,171
Baxter International, Inc.	40,510	2,171
Express Scripts, Inc. (a)	38,010	2,090
Genzyme Corp. (a)	34,980	2,322
Gilead Sciences, Inc. (a)	54,140	2,769
Johnson & Johnson	42,060	2,516
St. Jude Medical, Inc. (a)	67,640	2,229

		16,268

Technology—35.2%
Activision Blizzard, Inc. (a)	44,900	388
Adobe Systems, Inc. (a)	83,930	1,787
American Tower Corp., Class A (a)	81,510	2,390
Broadcom Corp., Class A (a)	134,160	2,277
CA, Inc.	125,070	2,318
Cisco Systems, Inc. (a)	135,830	2,214
DIRECTV Group, Inc. (a)	94,900	2,174
Emerson Electric Co.	65,350	2,393
Hewlett-Packard Co.	62,680	2,275
International Business Machines Corp.	32,060	2,698
Juniper Networks, Inc. (a)	129,600	2,269
Microsoft Corp.	127,320	2,475
Oracle Corp. (a)	129,350	2,293
Symantec Corp. (a)	147,730	1,997
Xilinx, Inc.	130,310	2,322

		32,270

Transportation—2.1%
Union Pacific Corp.	40,100	1,917

Total Common Stock (cost—$110,847)		88,840

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $3,729; collateralized by Federal Home Loan Bank Discount Note, 0.501% due 3/31/09, valued at $3,805 including accrued interest (cost—$3,729)	$3,729	$3,729

Total Investments (cost—$114,576)—101.0%		92,569

Liabilities in excess of other assets—(1.0)%		(952)

Net Assets—100.0%		$91,617

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	31

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace—1.3%
Alliant Techsystems, Inc. (d)(f)	113,751	$9,755

Airlines—1.0%
Copa Holdings S.A., Class A	232,000	7,034

Capital Goods—7.2%
Aecom Technology Corp. (d)	273,140	8,393
Fluor Corp.	164,300	7,372
Foster Wheeler Ltd. (d)	313,422	7,328
Snap-On, Inc.	240,290	9,463
Teleflex, Inc.	207,120	10,377
URS Corp. (d)	242,830	9,900

		52,833

Chemicals—2.9%
FMC Corp.	239,213	10,700
Terra Industries, Inc.	612,980	10,218

		20,918

Commercial Services—2.4%
H&R Block, Inc.	383,330	8,709
SAIC, Inc. (d)	449,260	8,752

		17,461

Consumer Discretionary—11.7%
Family Dollar Stores, Inc.	374,560	9,765
GameStop Corp., Class A (d)	391,672	8,484
Hasbro, Inc.	331,600	9,673
John Wiley & Sons, Inc., Class A	266,688	9,489
Ross Stores, Inc.	348,200	10,352
TJX Cos., Inc.	351,970	7,240
Urban Outfitters, Inc. (d)	502,037	7,520
V.F. Corp.	167,480	9,173
Yum! Brands, Inc.	428,905	13,510

		85,206

Consumer Services—2.4%
DeVry, Inc.	166,940	9,584
Hewitt Associates, Inc., Class A (d)	292,357	8,297

		17,881

Consumer Staples—6.1%
Alberto-Culver Co.	377,850	9,261
Church & Dwight Co., Inc.	133,380	7,485
Corn Products International, Inc.	381,150	10,996
HJ Heinz Co.	191,590	7,204
McCormick & Co., Inc.	292,840	9,330

		44,276

Energy—5.5%
Dresser-Rand Group, Inc. (d)	392,460	6,770
FMC Technologies, Inc. (d)	278,438	6,635
Noble Corp.	373,337	8,247
Southwestern Energy Co. (d)	274,580	7,955
Sunoco, Inc.	244,010	10,605

		40,212

Entertainment—1.3%
DreamWorks Animation SKG, Inc., Class A (d)	364,080	9,197

Environmental Services—1.4%
Republic Services, Inc.	414,292	10,270

Financial Services—4.5%
Digital Realty Trust, Inc., REIT (f)	314,170	10,321
Mack-Cali Realty Corp., REIT	432,160	10,588
Nasdaq Stock Market, Inc. (d)	479,125	11,839

		32,748

	Shares	Value (000s)

Healthcare—13.2%
AmerisourceBergen Corp.	253,770	$9,050
C.R. Bard, Inc.	143,596	12,099
Endo Pharmaceuticals Holdings, Inc. (d)(f)	453,720	11,742
Forest Laboratories, Inc. (d)	377,160	9,606
Herbalife Ltd.	331,950	7,197
Hill-Rom Holdings, Inc. (f)	405,200	6,670
Omnicare, Inc.	375,370	10,420
Quest Diagnostics, Inc.	210,190	10,911
St. Jude Medical, Inc. (d)	328,727	10,835
Varian Medical Systems, Inc. (d)(f)	217,090	7,607

		96,137

Insurance—6.9%
Allied World Assurance Co. Holdings Ltd.	253,030	10,273
American Financial Group, Inc.	421,700	9,648
Arch Capital Group Ltd. (d)	127,777	8,957
PartnerRe Ltd.	129,860	9,255
Unum Group	638,794	11,882

		50,015

Machinery—2.2%
Flowserve Corp.	145,482	7,492
Roper Industries, Inc.	193,320	8,392

		15,884

Materials & Processing—1.4%
Crown Holdings, Inc. (d)	532,280	10,220

Retail—3.7%
Advance Auto Parts, Inc.	305,820	10,291
BJ's Wholesale Club, Inc. (d)	246,383	8,441
Dollar Tree Stores, Inc. (d)(f)	203,680	8,514

		27,246

Technology—23.2%
Activision Blizzard, Inc. (d)	189,822	1,640
Affiliated Computer Services, Inc., Class A (d)	203,252	9,339
Altera Corp. (f)	524,470	8,764
Ametek, Inc.	333,290	10,069
Amphenol Corp., Class A	368,717	8,842
Broadcom Corp., Class A (d)	617,450	10,478
Brocade Communications Systems, Inc. (d)	2,320,160	6,496
CA, Inc.	548,940	10,172
Citrix Systems, Inc. (d)	318,930	7,517
Dun & Bradstreet Corp.	120,710	9,319
F5 Networks, Inc. (d)(f)	338,920	7,748
Factset Research Systems, Inc. (f)	253,260	11,204
Global Payments, Inc.	217,810	7,142
Juniper Networks, Inc. (d)	513,440	8,990
Marvell Technology Group Ltd. (d)	1,121,390	7,480
McAfee, Inc. (d)	296,710	10,257
Metavante Technologies, Inc. (d)	476,880	7,683
NCR Corp. (d)	507,670	7,178
ON Semi-conductor Corp. (d)	2,807,010	9,544
QLogic Corp. (d)	704,600	9,470

		169,332

Utilities—1.1%
Centerpoint Energy, Inc.	637,770	8,049

Total Common Stock (cost—$874,514)		724,674

	Shares		Value (000s)

SHORT-TERM INVESTMENTS—7.0%
Collateral Invested for Securities on Loan (e)—6.1%
AIM STIT—Government & Agency Portfolio	1,500,000		$1,500
BlackRock Liquidity Funds FedFund Portfolio	3,500,000		3,500
Cash Account Trust—Government & Agency Securities Portfolio	2,042,900		2,043
	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†
2.438%	$6,108		3,922
2.54%	8,664		5,562
BNP Paribas,
0.01% due 1/2/09	15,000		15,000
Gryphon Funding Ltd., (c)(h)(j)†
zero coupon	10,270	*	4,693
Societe Generale,
zero coupon due 1/2/09	8,041		8,041

			44,261

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $6,395; collateralized by Freddie Mac Discount Note, 0.20% due 3/30/09, valued at $6,527 including accrued interest (cost—$6,395)	6,395		6,395

Total Short-Term Investments (cost—$60,451)			50,656

Total Investments (cost—$934,965)—106.4%			775,330

Liabilities in excess of other assets—(6.4)%			(46,377)

Net Assets—100.0%			$728,953

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

32	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

CCM Mid-Cap Fund

December 31, 2008 (unaudited)

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $52,176; cash collateral of $54,036 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	33

Schedule of Investments

NACM Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace—2.2%
Northrop Grumman Corp.	13,500	$608

Building/Construction—1.0%
Pulte Homes, Inc.	25,700	281

Capital Goods—3.0%
Bucyrus International, Inc., Class A	11,300	209
Fluor Corp.	12,100	543
Shaw Group, Inc. (a)	3,900	80

		832

Chemicals—1.2%
CF Industries Holdings, Inc.	6,600	325

Consumer Discretionary—7.9%
Cintas Corp.	17,300	402
Coach, Inc. (a)	8,500	176
Dollar Tree Stores, Inc. (a)	3,400	142
Family Dollar Stores, Inc.	10,400	271
McDonald’s Corp.	5,800	361
Panera Bread Co., Class A (a)	8,100	423
Polo Ralph Lauren Corp., Class A	3,300	150
V.F. Corp.	5,000	274

		2,199

Consumer Staples—15.6%
Altria Group, Inc.	50,200	756
Apollo Group, Inc., Class A (a)	5,500	422
DeVry, Inc.	2,500	143
General Mills, Inc.	9,700	589
PepsiCo, Inc.	9,700	531
Philip Morris International, Inc.	15,500	674
Wal-Mart Stores, Inc.	21,600	1,211

		4,326

Energy—8.9%
Cameron International Corp. (a)	18,400	377
Diamond Offshore Drilling, Inc.	2,100	124
Foundation Coal Holdings, Inc.	4,400	62
Halliburton Co.	9,700	176
National-Oilwell Varco, Inc. (a)	22,300	545
Occidental Petroleum Corp.	6,600	396
Schlumberger Ltd.	7,800	330
Southwestern Energy Co. (a)	13,100	379
Walter Industries, Inc.	4,900	86

		2,475

Financial Services—2.2%
ACE Ltd.	7,800	413
Bank of America Corp.	13,400	188

		601

Healthcare—26.0%
Abbott Laboratories	6,300	336
Aetna, Inc.	5,300	151
Amgen, Inc. (a)	11,800	682
Boston Scientific Corp. (a)	33,700	261
Bristol-Myers Squibb Co.	25,900	602
Celgene Corp. (a)	6,800	376
Cephalon, Inc. (a)	5,800	447
Community Health Systems, Inc. (a)	13,000	190
Eli Lilly & Co.	11,300	455
Express Scripts, Inc. (a)	2,100	115
Forest Laboratories, Inc. (a)	23,000	586
Genentech, Inc. (a)	6,300	522
Johnson & Johnson	4,600	275
Medco Health Solutions, Inc. (a)	10,300	432
Medtronic, Inc.	13,600	427
Omnicare, Inc.	21,800	605
St. Jude Medical, Inc. (a)	13,500	445
Wyeth	7,600	285

		7,192

	Shares	Value (000s)
Information Technology—1.2%
Pitney Bowes, Inc.	12,700	$324

Oil & Gas—1.3%
ENSCO International, Inc.	12,700	361

Technology—25.2%
Apple, Inc. (a)	2,500	213
Cisco Systems, Inc. (a)	76,900	1,253
F5 Networks, Inc. (a)	5,900	135
Fiserv, Inc. (a)	4,200	153
Google, Inc., Class A (a)	800	246
Hewlett-Packard Co.	32,100	1,165
Integrated Device Technology, Inc. (a)	33,300	187
Intel Corp.	32,500	476
International Business Machines Corp.	8,900	749
Interpublic Group of Cos., Inc. (a)	26,400	105
Marvell Technology Group Ltd. (a)	41,300	275
Microsoft Corp.	50,300	978
NCR Corp. (a)	18,000	255
Sohu.com, Inc. (a)	9,000	426
Symantec Corp. (a)	25,500	345

		6,961

Transportation—3.2%
CSX Corp.	14,200	461
Norfolk Southern Corp.	5,900	278
Union Pacific Corp.	3,000	143

		882

Total Common Stock (cost—$36,035)		27,367

	Principal Amount (000s)
Repurchase Agreement—2.9%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $818; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $839 including accrued interest (cost—$818)	$818	818

Total Investments (cost—$36,853)—101.8%		28,185

Liabilities in excess of other assets—(1.8)%		(510)

Net Assets—100.0%		$27,675

Notes to Schedule of Investments:
(a) Non-income producing.

34	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—39.9%
Aerospace—1.6%
L-3 Communications Holdings, Inc. (c)	4,000	$295

Automotive—1.4%
Johnson Controls, Inc. (c)	14,500	263

Capital Goods—0.6%
Joy Global, Inc.	2,900	67
Textron, Inc.	3,400	47

		114

Consumer Discretionary—2.7%
McDonald’s Corp. (c)	3,300	205
McKesson Corp. (c)	7,700	298

		503

Consumer Products—1.1%
Procter & Gamble Co.	3,200	198

Consumer Staples—1.7%
Coca-Cola Co.	3,500	158
PepsiCo, Inc.	3,100	170

		328

Energy—1.8%
National-Oilwell Varco, Inc. (d)	5,200	127
Occidental Petroleum Corp.	2,700	162
Peabody Energy Corp.	2,500	57

		346

Food & Beverage—0.9%
Molson Coors Brewing Co., Class B	3,500	171

Healthcare & Hospitals—5.2%
Abbott Laboratories	3,800	203
Baxter International, Inc.	3,000	161
Bristol-Myers Squibb Co.	6,700	153
Edwards Lifesciences Corp. (d)	3,110	171
Gilead Sciences, Inc. (d)	3,900	199
Intuitive Surgical, Inc. (d)	650	82

		969

Industrial—2.3%
AGCO Corp. (c)(d)	11,500	271
Fluor Corp.	3,500	162

		433

Insurance—1.5%
Prudential Financial, Inc. (c)	9,000	272

Machinery—1.4%
Deere & Co. (c)	7,100	272

Metals & Mining—1.1%
Freeport-McMoRan Copper & Gold, Inc.	8,250	202

Oil & Gas—1.2%
Diamond Offshore Drilling, Inc.	1,700	100
Schlumberger Ltd.	2,800	119

		219

Pharmaceuticals—1.0%
Medco Health Solutions, Inc. (d)	4,500	189

Retail—0.7%
Target Corp.	4,000	138

Technology—8.8%
Amphenol Corp., Class A (c)	12,700	305
EMC Corp. (d)	12,800	134
Google, Inc., Class A (d)	495	152
Intel Corp. (c)	19,500	286
International Business Machines Corp. (c)	3,500	295

	Shares	Value (000s)

Microsoft Corp.	7,100	$138
Oracle Corp. (d)	9,500	168
Research In Motion Ltd. (d)	1,500	61
Texas Instruments, Inc.	6,700	104

		1,643

Telecommunications—4.9%
Cisco Systems, Inc. (d)	7,900	129
Harris Corp. (c)	8,100	308
QUALCOMM, Inc. (c)	8,000	287
Verizon Communications, Inc.	5,500	186

		910

Total Common Stock (cost—$10,983)		7,465

CONVERTIBLE PREFERRED STOCK—15.4%
Consumer Discretionary—1.0%
Stanley Works,
3.774, 5/17/12	210	127
United Rentals Trust I,
6.50%, 8/1/28	3,550	56

		183

Consumer Staples—0.5%
Bunge Ltd.,
4.875%, 12/31/49	1,400	90

Financial Services—8.2%
Bank of America Corp.,
7.25%, 12/31/49	215	140
10.00%, 5/11/09
(Johnson & Johnson) (e)	2,920	170
Citigroup, Inc.,
6.50%, 12/31/49	4,500	127
Credit Suisse,
11.00%, 3/16/09
(Microsoft Corp.) (e)	6,905	143
11.00%, 4/25/09
(Coca-Cola Co.) (e)	3,090	147
Eksportfinans A/S,
10.00%, 3/12/09
(Hewlett Packard Co.) (e)	4,030	147
10.00%, 6/13/09
(Apple, Inc.) (e)	1,210	168
Lehman Brothers Holdings, Inc.,
6.00%, 10/12/10
(General Mills, Inc.) (b)(e)(f)	7,700	25
28.00%, 3/6/09
(Transocean, Inc.) (b)(e)(f)	1,350	18
Platinum Underwriters Holdings Ltd.,
Class A,
6.00%, 2/15/09	6,200	187
Vale Capital Ltd.,
5.50%, 6/15/10
(Companhia Vale do Rio Doce) (e)	2,650	70
Wachovia Corp.,
13.15%, 3/30/09
(General Electric) (e)	5,270	82
14.10%, 4/1/09
(JPMorgan Chase Co.) (e)	3,550	106

		1,530

Healthcare& Hospitals—0.9%
Schering-Plough Corp.,
6.00%, 8/13/10	1,000	175

Hotels/Gaming—0.3%
Felcor Lodging Trust, Inc., Class A,
1.95%, 12/31/49 (d)	10,100	68

	Credit Rating (Moody’s/ S&P)	Shares	Value (000s)

Insurance—1.3%
Metlife, Inc.,
6.375%, 2/15/09		17,075	$176
XL Capital Ltd.,
10.75%, 8/15/11		6,500	65

			241

Oil & Gas—0.4%
Chesapeake Energy Corp.,
5.00%, 12/31/49		1,200	65

Telecommunications—0.6%
Crown Castle International Corp.,
6.25%, 8/15/12		3,150	116

Utilities—2.2%
AES Trust III,
6.75%, 10/15/29		3,925	148
Entergy Corp.,
7.625%, 2/17/09		2,850	143
NRG Energy, Inc.,
5.75%, 3/16/09		535	115

			406

Total Convertible Preferred Stock (cost—$4,873)			2,874

CORPORATE BONDS & NOTES—27.3%
		Principal Amount (000s)
Apparel & Textiles—0.8%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	149

Automotive—0.5%
Accuride Corp.,
8.50%, 2/1/15	Caa1/CCC	200	66
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	29

			95

Consumer Products—0.7%
Jarden Corp.,
7.50%, 5/1/17	B3/B	200	138

Diversified Manufacturing—0.4%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	77

Financial Services—2.0%
AMR HoldCo., Inc.,
10.00%, 2/15/15	B1/B	150	140
Ford Motor Credit Co. LLC,
9.875%, 8/10/11	Caa1/CCC+	200	148
KAR Holdings, Inc.,
8.75%, 5/1/14	B3/CCC+	200	89

			377

Healthcare & Hospitals—3.8%
Alliance Imaging, Inc.,
7.25%, 12/15/12	B3/B	200	171
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	200	185

12.31.08	Allianz Funds Semiannual Report	35

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

HCA, Inc.,
9.25%, 11/15/16	B2/BB-	$200	$184
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	148
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	22

			710

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba1/BB	200	175

Materials & Processing—0.8%
Steel Dynamics, Inc.,
7.375%, 11/1/12	Ba2/BB+	200	147

Multi-Media—1.1%
Charter Communications Holdings I LLC,
11.00%, 10/1/15	Caa3/CCC	200	36
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	168

			204

Oil & Gas—3.5%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/BB-	200	127
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B	200	139
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/BB-	250	134
PetroHawk Energy Corp. (a),
7.875%, 6/1/15	B3/B	200	149
SandRidge Energy, Inc. (a),
8.00%, 6/1/18	B3/B-	200	112

			661

Printing/Publishing—0.7%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	250	132

Retail—3.4%
GameStop Corp.,
8.00%, 10/1/12	Ba1/BB+	200	187
Michaels Stores, Inc.,
10.00%, 11/1/14	Caa1/CCC	200	92
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B-	200	87
Rite Aid Corp.,
7.50%, 3/1/17	Caa1/B-	200	131
Star Gas Partners L.P.,
10.25%, 2/15/13	Caa3/CCC	200	139

			636

Technology—1.9%
First Data Corp.,
9.875%, 9/24/15	B3/B	200	122
Itron, Inc.,
7.75%, 5/15/12	B3/B-	200	173
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	57

			352

Telecommunications—6.0%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	155

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Cricket Communications, Inc.,
9.375%, 11/1/14	B3/B-	$200	$181
Hawaiian Telcom Communications, Inc. (b),
12.50%, 5/1/15	C/NR	150	2
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	152
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	151
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/BB	200	181
Sprint Capital Corp.,
8.375%, 3/15/12	Ba2/BB	250	200
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	94

			1,116

Utilities—0.8%
Energy Future Holdings Corp. (a),
10.875%, 11/1/17	B3/B-	200	143

Total Corporate Bonds & Notes (cost—$7,604)			5,112

CONVERTIBLE BONDS—10.1%
Automotive—0.3%
Ford Motor Co.,
4.25%, 12/15/36	Ca/CCC-	190	50

Financial Services—2.9%
Developers Diversified Realty Corp.,
3.00%, 3/15/12	NR/BBB-	265	112
Prudential Financial, Inc., FRN,
0.366%, 12/15/37	A3/A+	130	124
U.S. Bancorp, FRN,
1.454%, 9/20/36	Aa2/AA	185	165
Vornado Realty Trust,
3.625%, 11/15/26	Baa2/BBB	180	144

			545

Healthcare & Hospitals—0.8%
Watson Pharmaceuticals, Inc.,
1.75%, 3/15/23	Ba2/BB+	150	140

Multi-Media—0.7%
Regal Entertainment Group (a),
6.25%, 3/15/11	NR/NR	200	139

Oil & Gas—0.8%
Transocean, Inc.,
1.50%, 12/15/37	Baa2/BBB+	190	147

Printing/Publishing—1.0%
Bowne & Co., Inc.,
6.00%, 10/1/33	B2/CCC+	200	193

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Technology—1.5%
Equinix, Inc.,
2.50%, 4/15/12	NR/B-	$175	$131
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	157

			288

Telecommunications—0.8%
NII Holdings, Inc.,
3.125%, 6/15/12	NR/NR	210	128
Nortel Networks Corp., (b)
2.125%, 4/15/14	Caa2/B-	165	24

			152

Utilities—1.3%
JA Solar Holdings Co., Ltd.,
4.50%, 5/15/13	NR/NR	205	83
PG&E Corp.,
9.50%, 6/30/10	NR/NR	60	156

			239

Total Convertible Bonds (cost—$2,621)			1,893

U.S. TREASURY BONDS & NOTES—1.4%
U.S. Treasury Bonds & Notes,
12.50%, 8/15/14
(cost—$273)		250	268

Repurchase Agreement—13.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $2,527; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $2,582 including accrued interest (cost—$2,527)		2,527	2,527

Total Investments before options written (cost—$28,881)—107.6%			20,139

OPTIONS WRITTEN (d)—(0.5)%
		Contracts
Call Options—(0.5)%
AGCO Corp. (CBOE), strike price $25, expires 2/21/09		45	(10)
Amphenol Corp. (CBOE), strike price $25, expires 2/21/09		45	(8)
Bristol-Myers Squibb Co. (CBOE), strike price $25, expires 2/21/09		50	(3)
Deere & Co. (CBOE), strike price $40, expires 2/21/09		30	(9)
Fluor Corp. (CBOE), strike price $50, expires 2/21/09		25	(7)
Freeport-McMoran Copper & Gold, Inc. (CBOE), strike price $25, expires 2/21/09		45	(12)
Harris Corp. (CBOE), strike price $40, expires 2/21/09		30	(6)

36	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)
Intel Corp. (CBOE), strike price $16, expires 2/21/09	75	$(4)
International Business Machines Corp. (CBOE), strike price $90, expires 2/21/09	15	(3)
Johnson Controls, Inc. (CBOE), strike price $20, expires 2/21/09	60	(6)
L-3 Communications Holdings, Inc. (CBOE), strike price $75, expires 2/21/09	15	(5)
McDonald’s Corp. (CBOE), strike price $65, expires 1/17/09	25	(1)
McKesson Corp. (CBOE), strike price $40, expires 2/21/09	30	(6)
Prudential Financial, Inc. (CBOE), strike price $35, expires 2/21/09	35	(9)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 2/21/09	30	(6)

Total Options Written (premiums received—$98)		(95)

Total Investments net of options written (cost—$28,783)—107.1%		20,044

Other liabilities in excess of other assets—(7.1)%		(1,336)

Net Assets—100.0%		$18,708

Notes to Schedule of Investments:
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) All or partial amount segregated as collateral for options written.

(d) Non-income producing.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(f) Fair valued security.

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
NR—Not Rated

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	37

Schedule of Investments

NACM Mid-Cap Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.6%
Building—2.1%
Pulte Homes, Inc.	6,100	$66
Toll Brothers, Inc. (a)	1,900	41

		107

Capital Goods—7.7%
Autoliv, Inc.	1,600	34
Bucyrus International, Inc., Class A	2,800	52
Cummins, Inc.	2,600	70
Flowserve Corp.	600	31
Fluor Corp.	2,200	99
Navistar International Corp. (a)	2,500	53
Shaw Group, Inc. (a)	2,500	51

		390

Chemicals—1.2%
Sigma-Aldrich Corp.	1,400	59

Commercial Services—4.1%
H&R Block, Inc.	2,900	66
Monster Worldwide, Inc. (a)	4,500	54
Pharmaceutical Product Development, Inc.	1,000	29
Rollins, Inc.	3,250	59

		208

Consumer Discretionary—16.5%
Brown-Forman Corp., Class B	1,350	70
Church & Dwight Co., Inc.	900	51
Coach, Inc. (a)	5,000	104
GameStop Corp., Class A (a)	900	19
Gap, Inc.	2,600	35
Genuine Parts, Co.	2,400	91
Kennametal, Inc.	2,400	53
Limited Brands, Inc.	5,900	59
Panera Bread Co., Class A (a)	900	47
Polo Ralph Lauren Corp., Class A	1,600	73
Ross Stores, Inc.	2,500	74
Safeway, Inc.	2,400	57
Starbucks Corp. (a)	2,400	23
SYSCO Corp.	3,500	80

		836

Consumer Services—0.9%
Owens-Illinois, Inc. (a)	1,600	44

Energy—15.7%
AES Corp. (a)	5,100	42
Cameron International Corp. (a)	3,600	74
Dresser-Rand Group, Inc. (a)	3,200	55
First Solar, Inc. (a)	100	14
Murphy Oil Corp.	2,500	111
Nisource, Inc.	4,300	47
Noble Corp.	2,900	64
Noble Energy, Inc.	2,000	98
Progress Energy, Inc.	2,400	96
SCANA Corp.	2,600	92
Superior Energy Services, Inc. (a)	1,600	25
W&T Offshore, Inc.	2,000	29
Walter Industries, Inc.	2,900	51

		798

Environmental Services—1.8%
Stericycle, Inc. (a)	1,800	94

Financial Services—3.4%
Assurant, Inc.	1,400	42
Hudson City Bancorp, Inc.	3,900	62
Progressive Corp.	4,700	70

		174

	Shares	Value (000s)

Healthcare—16.7%
AmerisourceBergen Corp.	800	$29
Cigna Corp.	4,100	69
Community Health Systems, Inc. (a)	5,400	79
Express Scripts, Inc. (a)	1,200	66
Forest Laboratories, Inc. (a)	1,000	25
Herbalife Ltd.	2,000	43
Hill-Rom Holdings, Inc.	2,300	38
Hospira, Inc. (a)	2,000	54
Illumina, Inc. (a)	1,700	44
Myriad Genetics, Inc. (a)	1,100	73
St. Jude Medical, Inc. (a)	1,100	36
STERIS Corp.	2,700	64
Varian Medical Systems, Inc. (a)	500	18
Vertex Pharmaceuticals, Inc. (a)	1,300	39
Warner Chilcott Ltd., Class A (a)	4,753	69
Watson Pharmaceuticals, Inc. (a)	3,800	101

		847

Industrial—6.4%
Dover Corp.	3,900	129
L-3 Communications Holdings, Inc.	1,600	118
Teleflex, Inc.	1,500	75

		322

Machinery—0.5%
Snap-On, Inc.	600	24

Materials—0.6%
Compass Minerals International, Inc.	500	29

Materials & Processing—1.4%
Centex Corp.	6,700	71

Semi-conductors—3.7%
Broadcom Corp., Class A (a)	2,000	34
Marvell Technology Group Ltd. (a)	13,200	88
MEMC Electronic Materials, Inc. (a)	1,100	16
Xilinx, Inc.	2,800	50

		188

Technology—12.9%
Autodesk, Inc. (a)	1,100	22
Avnet, Inc. (a)	2,400	44
Citrix Systems, Inc. (a)	900	21
Cognizant Technology Solutions Corp., Class A (a)	1,600	29
Compuware Corp. (a)	5,300	36
Dun & Bradstreet Corp.	1,500	116
Harris Corp.	1,600	61
Hubbell, Inc., Class B	1,700	55
Juniper Networks, Inc. (a)	1,600	28
Mettler Toledo International, Inc. (a)	500	34
NCR Corp. (a)	4,200	59
Sohu.com, Inc. (a)	1,500	71
Western Digital Corp. (a)	7,000	80

		656

Transportation—2.0%
AMR Corp. (a)	4,600	49
CSX Corp.	1,600	52

		101

Total Common Stock (cost—$6,588)		4,948

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $119; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $125 including accrued interest (cost—$119)	$119	$119

Total Investments (cost—$6,707)—99.9%		5,067

Other assets less liabilities—0.1%		3

Net Assets—100.0%		$5,070

Notes to Schedule of Investments:
(a) Non-income producing.

38	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ All-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—90.6%
Consumer Discretionary—8.9%
CBS Corp., Class B	46,400	$380
Harley-Davidson, Inc.	22,600	384
V.F. Corp.	7,200	394
Whirlpool Corp.	9,500	393

		1,551

Consumer Staples—6.7%
Corn Products International, Inc.	12,700	366
Kimberly-Clark Corp.	7,100	375
SUPERVALU, Inc.	29,400	429

		1,170

Energy—15.0%
Apache Corp.	5,100	380
Chevron Corp.	4,600	340
Cimarex Energy Co.	13,500	362
ConocoPhillips	6,900	357
Energy Coal Resources, Inc. (a)(b)(e)	26,000	87
Nexen, Inc.	20,300	357
Royal Dutch Shell PLC ADR	6,900	365
Tidewater, Inc.	9,400	379

		2,627

Financial Services—21.5%
Allstate Corp.	14,500	475
Annaly Capital Management, Inc., REIT	24,600	390
Bank of America Corp.	25,800	363
CBL & Associates Properties, Inc., REIT (d)	56,700	369
Hospitality Properties Trust, REIT	30,200	449
Lincoln National Corp.	22,300	420
Reinsurance Group of America, Inc.	10,200	437
RenaissanceRe Holdings Ltd.	7,900	407
Unum Group	24,400	454

		3,764

Healthcare—7.8%
Biovail Corp.	41,900	396
Cardinal Health, Inc.	5,600	193
GlaxoSmithKline PLC ADR	10,400	388
Pfizer, Inc.	22,100	391

		1,368

Industrial—13.9%
3M Co.	6,600	380
Crane Co.	24,600	424
General Electric Co.	21,900	355
Manpower, Inc.	11,500	391
Regal-Beloit Corp.	11,900	452
RR Donnelley & Sons Co.	31,100	422

		2,424

Information Technology—2.3%
Xerox Corp.	51,100	408

Materials—3.5%
Alcoa, Inc.	20,900	235
Dow Chemical Co.	24,400	368

		603

Telecommunications—4.6%
CenturyTel, Inc.	15,300	418
Windstream Corp.	42,300	389

		807

Utilities—6.4%
Atmos Energy Corp.	16,000	379
Nisource, Inc.	32,200	353
UGI Corp.	15,800	386

		1,118

Total Common Stock (cost—$22,946)		15,840

	Shares	Value (000s)
SHORT-TERM INVESTMENTS—9.9%
Collateral Invested for Securities on Loan (c)—2.1%
AIM STIT—Government & Agency Portfolio	300,000	$300
Cash Account Trust—Government & Agency Securities Portfolio	39,703	40
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$24	24

		364

Repurchase Agreement—7.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $1,371; collateralized by U.S. Treasury Bills, 0.00% due 2/12/09, valued at $1,400 including accrued interest (cost—$1,371)	1,371	1,371

Total Short-Term Investments (cost—$1,735)		1,735

Total Investments (cost—$24,681)—100.5%		17,575

Liabilities in excess of other assets—(0.5)%		(96)

Net Assets—100.0%		$17,479

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of security on loan with an aggregate market value of $347; cash collateral of $366 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	39

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.8%
Consumer Discretionary—10.6%
Black & Decker Corp.	2,700,000	$112,887
CBS Corp., Class B	9,000,000	73,710
Home Depot, Inc. (d)	6,028,400	138,774
Mattel, Inc.	7,700,000	123,200
V.F. Corp.	2,200,000	120,494
Whirlpool Corp. (d)	2,500,000	103,375

		672,440

Consumer Staples—8.3%
Altria Group, Inc.	8,000,000	120,480
Kimberly-Clark Corp.	2,500,000	131,850
Kraft Foods, Inc., Class A	5,200,000	139,620
Reynolds American, Inc.	3,300,000	133,023

		524,973

Energy—20.0%
Chevron Corp.	2,000,000	147,940
ConocoPhillips	2,500,000	129,500
Diamond Offshore Drilling, Inc. (d)	2,200,000	129,668
EnCana Corp. (d)	2,970,000	138,046
Halliburton Co.	7,000,000	127,260
Marathon Oil Corp.	5,000,000	136,800
Occidental Petroleum Corp.	2,277,700	136,639
Royal Dutch Shell PLC ADR	3,000,000	158,820
Total S.A. ADR	3,000,000	165,900

		1,270,573

Financial Services—17.6%
Allstate Corp.	4,631,600	151,731
Annaly Capital Management, Inc., REIT	11,000,000	174,570
Bank of America Corp.	7,000,000	98,560
Hartford Financial Services Group, Inc.	2,700,000	44,334
Host Hotels & Resorts, Inc., REIT (d)	13,000,000	98,410
JPMorgan Chase & Co. (d)	3,500,000	110,355
Lincoln National Corp.	8,500,000	160,140
Travelers Cos., Inc.	3,500,000	158,200
Wells Fargo & Co.	4,150,000	122,342

		1,118,642

Healthcare—10.3%
GlaxoSmithKline PLC ADR (d)	6,230,200	232,199
Pfizer, Inc.	16,000,000	283,360
Wyeth	3,611,000	135,449

		651,008

Industrial—12.1%
3M Co.	2,500,000	143,850
Boeing Co. (d)	2,994,800	127,788
Caterpillar, Inc.	3,432,500	153,330
General Electric Co. (d)	7,500,000	121,500
RR Donnelley & Sons Co.	4,500,000	61,110
Waste Management, Inc.	4,785,400	158,588

		766,166

Information Technology—5.6%
Intel Corp.	9,000,000	131,940
Microsoft Corp.	6,000,800	116,656
Xerox Corp.	13,185,500	105,088

		353,684

Materials—3.4%
Alcoa, Inc.	8,000,000	90,080
Dow Chemical Co.	8,500,000	128,265

		218,345

	Shares		Value (000s)

Telecommunications—6.1%
AT&T, Inc.	4,400,000		$125,400
Verizon Communications, Inc.	4,200,000		142,380
Windstream Corp.	13,000,000		119,600

			387,380

Utilities—1.8%
Ameren Corp. (d)	3,500,000		116,410

Total Common Stock (cost—$8,920,787)			6,079,621

SHORT-TERM INVESTMENTS—5.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (e)—1.5%
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†
2.438%	$21,840		14,021
2.472%	21,816		14,006
2.54%	34,655		22,249
2.558%	17,443		11,199
2.56%	26,149		16,787
Gryphon Funding Ltd. (c)(h)(j)†, zero coupon	4,100	*	1,874
Societe Generale, zero coupon due 1/2/09	16,161		16,160

			96,296

Repurchase Agreement—4.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $266,676; collateralized by Fannie Mae, 0.518% due 3/27/09, valued at $149,812 including accrued interest; Federal Home Loan Bank, 0.501%—2.25% due 3/30/09—3/31/09, valued at $67,641 including accrued interest; Freddie Mac, 0.20% due 3/30/09, valued at $43,448 including accrued interest; and U.S. Treasury Bills, 0.064% due 2/26/09, valued at $11,109 (cost—$266,676)	266,676		266,676

Total Short-Term Investments (cost—$408,420)			362,972

Total Investments (cost—$9,329,207)—101.5%			6,442,593

Liabilities in excess of other assets—(1.5)%			(96,530)

Net Assets—100.0%			$6,346,063

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair-valued security.

(d) All or portion of securities on loan with an aggregate market value of $137,365; cash collateral of $142,504 was received with which the Fund purchased short-term investments.

(e) Securities purchased with cash proceeds from securities on loan.

(f) Non-income producing.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

40	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.2%
Consumer Discretionary—7.1%
CBS Corp., Class B	1,426,600	$11,684
Fortune Brands, Inc.	165,200	6,820
Harley-Davidson, Inc. (b)	400,600	6,798
Home Depot, Inc.	426,300	9,813
Johnson Controls, Inc.	360,800	6,552
Time Warner, Inc.	1,385,700	13,940

		55,607

Consumer Staples—6.7%
Altria Group, Inc.	867,500	13,064
CVS Corp.	273,400	7,858
Kimberly-Clark Corp.	280,400	14,788
Safeway, Inc.	699,400	16,625

		52,335

Energy—13.9%
Apache Corp.	275,900	20,563
Chevron Corp.	230,800	17,072
ConocoPhillips	434,500	22,507
Diamond Offshore Drilling, Inc.	191,700	11,299
Halliburton Co.	773,500	14,062
Marathon Oil Corp.	853,700	23,357

		108,860

Financial Services—19.0%
Allstate Corp.	647,600	21,215
Bank of America Corp.	1,223,800	17,231
JPMorgan Chase & Co.	477,600	15,059
MetLife, Inc.	622,900	21,714
PNC Financial Services Group, Inc.	384,100	18,821
Prudential Financial, Inc.	511,900	15,490
Simon Property Group, Inc., REIT	129,500	6,880
Travelers Cos., Inc.	354,500	16,024
Wells Fargo & Co.	531,900	15,681

		148,115

Healthcare—12.9%
Cardinal Health, Inc.	424,100	14,619
Eli Lilly & Co.	385,900	15,540
Johnson & Johnson	272,900	16,328
Medtronic, Inc.	227,500	7,148
Pfizer, Inc.	1,197,400	21,206
Wyeth	702,400	26,347

		101,188

Industrial—12.4%
3M Co.	149,100	8,579
Burlington Northern Santa Fe Corp.	114,300	8,653
Caterpillar, Inc.	414,300	18,507
FedEx Corp.	126,600	8,121
General Electric Co.	389,300	6,307
Northrop Grumman Corp.	478,900	21,570
Paccar, Inc. (b)	254,099	7,267
Waste Management, Inc.	547,800	18,154

		97,158

Information Technology—4.8%
Hewlett-Packard Co.	210,800	7,650
International Business Machines Corp.	85,200	7,170
Microsoft Corp.	366,300	7,121
Xerox Corp.	1,980,800	15,787

		37,728

Materials—6.3%
Alcoa, Inc.	966,500	10,883
Dow Chemical Co.	1,043,000	15,739
International Paper Co.	433,200	5,112

	Shares	Value (000s)

Nucor Corp.	239,500	$11,065
PPG Industries, Inc.	152,000	6,449

		49,248

Telecommunications—7.3%
AT&T, Inc.	1,084,100	30,897
Verizon Communications, Inc.	771,700	26,161

		57,058

Utilities—3.8%
Dominion Resources, Inc.	228,000	8,172
Edison International	673,700	21,639

		29,811

Total Common Stock (cost—$1,051,751)		737,108

SHORT-TERM INVESTMENTS—6.7%
Collateral Invested for Securities on Loan (a)—0.9%
Cash Account Trust—Government & Agency Securities Portfolio	6,535,347	6,535

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$168	168

		6,703

Repurchase Agreement—5.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $45,668; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $46,585 including accrued interest (cost—$45,668)	45,668	45,668

Total Short-Term Investments (cost—$52,371)		52,371

Total Investments (cost—$1,104,122)—100.9%		789,479

Liabilities in excess of other assets—(0.9)%		(7,048)

Net Assets—100.0%		$782,431

Notes to Schedule of Investments (amounts in thousands):
(a) Securities purchased with cash proceeds from securities on loan.

(b) All or portion of securities on loan with an aggregate market value of $6,522; cash collateral of $6,729 was received with which the Fund purchased short-term investments.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	41

Schedule of Investments

NFJ Mid-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.7%
Consumer Discretionary—14.4%
Black & Decker Corp.	5,400	$226
Harley-Davidson, Inc.	13,900	236
Limited Brands, Inc.	23,200	233
Mattel, Inc.	15,700	251
V.F. Corp.	4,400	241
Whirlpool Corp.	5,800	240

		1,427

Consumer Staples—7.2%
Corn Products International, Inc.	8,300	239
Reynolds American, Inc.	5,600	226
SUPERVALU, Inc.	17,100	250

		715

Energy—7.2%
Cimarex Energy Co.	8,800	236
Nexen, Inc.	13,300	234
Tidewater, Inc.	6,000	241

		711

Financial Services—24.0%
Annaly Capital Management, Inc., REIT	15,000	238
Associated Banc-Corp.	11,400	239
Duke Realty Corp., REIT	22,300	244
Hospitality Properties Trust, REIT	11,500	171
Lincoln National Corp.	13,200	249
Mercury General Corp.	5,200	239
Protective Life Corp.	16,400	235
Reinsurance Group of America, Inc.	6,100	261
RenaissanceRe Holdings Ltd.	4,800	247
Unum Group	13,100	244

		2,367

Healthcare—2.6%
Biovail Corp.	26,700	252

Industrial—14.4%
Avery Dennison Corp.	7,200	236
Ingersoll-Rand Co., Ltd., Class A	13,500	234
Manpower, Inc.	7,100	242
Parker Hannifin Corp.	5,550	236
RR Donnelley & Sons Co.	17,100	232
Ryder System, Inc.	6,300	244

		1,424

Information Technology—4.8%
Jabil Circuit, Inc.	35,400	239
Xerox Corp.	29,700	237

		476

Materials—6.1%
PPG Industries, Inc.	5,800	246
Sonoco Products Co.	10,400	241
U.S. Steel Corp.	3,100	115

		602

Telecommunications—4.7%
CenturyTel, Inc.	8,500	232
Windstream Corp.	25,100	231

		463

Utilities—9.3%
Atmos Energy Corp.	9,600	228
Edison International	7,300	234
Nisource, Inc.	20,600	226
SCANA Corp.	6,400	228

		916

Total Common Stock (cost—$13,480)		9,353

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—7.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $748; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $764 including accrued interest (cost—$748)	$748	$748

Total Investments (cost—$14,228)—102.3%		10,101

Liabilities in excess of other assets—(2.3)%		(224)

Net Assets—100.0%		$9,877

Glossary:
REIT—Real Estate Investment Trust

42	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.8%
Consumer Discretionary—5.4%
Brown Shoe Co., Inc. (e)(j)	2,537,150	$21,490
Callaway Golf Co. (j)	3,611,300	33,549
Dover Downs Gaming & Entertainment, Inc.	660,600	2,101
Ethan Allen Interiors, Inc. (e)(j)	1,619,200	23,268
Hillenbrand, Inc.	990,600	16,523
International Speedway Corp., Class A	1,226,700	35,243
Phillips-Van Heusen	1,742,500	35,077
RadioShack Corp.	1,184,100	14,138
Wolverine World Wide, Inc.	1,939,900	40,815

		222,204

Consumer Staples—7.0%
Casey’s General Stores, Inc.	1,774,800	40,412
Corn Products International, Inc.	1,410,400	40,690
Del Monte Foods Co.	4,204,600	30,021
JM Smucker Co.	998,700	43,303
PepsiAmericas, Inc.	2,261,400	46,042
Ruddick Corp.	1,543,900	42,689
Universal Corp. (e)	1,110,500	33,171
WD-40 Co.	211,500	5,983
Weis Markets, Inc.	181,200	6,094

		288,405

Energy—11.4%
Berry Petroleum Co., Class A	1,810,700	13,689
Buckeye Partners L.P. (e)	853,700	27,532
Cimarex Energy Co.	1,543,900	41,346
El Paso Pipeline Partners L.P. (e)	275,600	4,299
General Maritime Corp.	1,933,084	20,877
Holly Corp.	1,989,100	36,261
Linn Energy LLC, UNIT (e)	2,435,600	36,461
Lufkin Industries, Inc.	608,100	20,979
Magellan Midstream Partners L.P. (e)	1,132,900	34,225
NuStar Energy L.P.	873,600	35,870
Penn Virginia Corp.	1,469,700	38,183
St. Mary Land & Exploration Co. (e)	2,082,000	42,285
TC Pipelines L.P. (e)	318,400	7,403
Teekay Corp.	449,800	8,839
Tidewater, Inc.	1,000,000	40,270
Tsakos Energy Navigation Ltd. (e)	841,200	15,411
Williams Partners L.P.	517,100	6,174
World Fuel Services Corp.	1,090,500	40,348

		470,452

Financial Services—16.3%
Advance America, Cash Advance Centers, Inc.	2,230,900	4,216
American Equity Investment Life Holding Co. (e)	1,523,300	10,663
American Financial Group, Inc.	1,833,000	41,939
American Physicians Capital, Inc.	243,700	11,722
Bank of Hawaii Corp.	808,900	36,538
BioMed Realty Trust, Inc., REIT	805,000	9,434
CBL & Associates Properties, Inc., REIT (e)	2,125,000	13,812
Colonial Properties Trust, REIT	259,400	2,161
Cullen/Frost Bankers, Inc.	711,300	36,049
Delphi Financial Group, Inc., Class A	1,519,000	28,010
Equity One, Inc., REIT (e)	2,010,800	35,591
Extra Space Storage, Inc., REIT	749,800	7,738

	Shares	Value (000s)

First Industrial Realty Trust, Inc., REIT (e)	1,342,000	$10,132
Franklin Street Properties Corp., REIT (e)	1,561,100	23,026
Fulton Financial Corp. (e)	2,756,300	26,516
Healthcare Realty Trust, Inc., REIT (e)	1,753,100	41,163
HRPT Properties Trust, REIT	4,717,000	15,896
Infinity Property & Casualty Corp.	335,500	15,678
International Bancshares Corp.	1,238,200	27,030
National Penn Bancshares, Inc. (e)	1,753,739	25,447
Nationwide Health Properties, Inc., REIT (e)	1,465,000	42,075
PS Business Parks, Inc., REIT	300,000	13,398
RLI Corp.	690,200	42,213
Sovran Self Storage, Inc., REIT (e)	521,000	18,756
Susquehanna Bancshares, Inc. (e)	1,445,900	23,004
UDR, Inc., REIT	2,666,700	36,774
Washington Federal, Inc.	2,344,000	35,066
Zenith National Insurance Corp.	1,302,300	41,114

		675,161

Healthcare—5.0%
Cooper Cos., Inc. (j)	2,322,800	38,094
Hill-Rom Holdings, Inc. (e)	981,600	16,157
Invacare Corp. (e)	1,413,000	21,930
Owens & Minor, Inc.	1,264,600	47,612
Teleflex, Inc.	824,500	41,307
West Pharmaceutical Services, Inc. (e)	1,156,700	43,688

		208,788

Industrial—19.8%
Acuity Brands, Inc. (e)	1,214,000	42,381
Albany International Corp., Class A	1,065,700	13,684
Applied Industrial Tech, Inc.	1,577,100	29,839
Arkansas Best Corp. (e)(j)	1,282,100	38,604
Barnes Group, Inc. (e)	2,231,500	32,357
Belden, Inc.	1,806,400	37,718
Bucyrus International, Inc., Class A	1,815,700	33,627
Chicago Bridge & Iron Co. N.V.	2,151,200	21,619
Crane Co.	1,861,600	32,094
Curtiss-Wright Corp.	1,261,300	42,115
Ennis, Inc.	273,300	3,310
Granite Construction, Inc. (e)	877,300	38,540
Harsco Corp.	1,552,000	42,959
Heidrick & Struggles International, Inc. (e)(j)	971,800	20,933
KBR, Inc.	2,203,700	33,496
Kennametal, Inc. (e)	2,076,800	46,084
Lennox International, Inc.	1,304,500	42,122
Lincoln Electric Holdings, Inc.	920,800	46,896
Mueller Industries, Inc.	1,233,200	30,929
Pacer International, Inc.	1,172,500	12,229
Quanex Building Products Corp.	1,014,200	9,503
Regal-Beloit Corp.	1,194,500	45,379
Schawk, Inc., Class A	567,900	6,508
Skywest, Inc.	1,877,600	34,923
Steelcase, Inc., Class A	2,982,200	16,760
Timken Co.	680,500	13,358
Tomkins PLC ADR	447,300	3,270
Trinity Industries, Inc.	975,500	15,374
Triumph Group, Inc.	263,800	11,201
Valmont Industries, Inc.	317,100	19,457

		817,269

	Shares	Value (000s)

Information Technology—2.7%
Diebold, Inc.	1,457,800	$40,950
Himax Technologies, Inc. ADR	1,558,100	2,493
Imation Corp. (e)	1,539,800	20,895
Jabil Circuit, Inc.	4,593,000	31,003
NAM TAI Electronics, Inc.	765,900	4,212
Park Electrochemical Corp.	661,500	12,542
Technitrol, Inc.	336,500	1,171

		113,266

Materials—13.2%
AMCOL International Corp. (e)	891,900	18,685
Bemis Co., Inc.	1,938,600	45,906
Carpenter Technology Corp.	1,099,500	22,584
Cliffs Natural Resources, Inc.	1,710,000	43,793
Commercial Metals Co.	4,272,100	50,710
Compass Minerals International, Inc.	194,400	11,404
Cytec Industries, Inc.	477,700	10,137
Iamgold Corp.	7,160,900	43,753
Innophos Holdings, Inc.	383,300	7,593
Lubrizol Corp. (e)	1,167,200	42,475
Methanex Corp.	1,923,200	21,617
Olin Corp.	1,763,300	31,880
Royal Gold, Inc. (e)	1,254,100	61,714
RPM International, Inc.	2,756,600	36,635
Sensient Technologies Corp.	1,511,700	36,099
Terra Industries, Inc.	2,103,400	35,064
Titanium Metals Corp. (e)	3,139,600	27,660

		547,709

Telecommunications—0.3%
Iowa Telecommunications Services, Inc. (e)	978,200	13,969

Utilities—11.7%
AGL Resources, Inc.	1,563,400	49,013
Atmos Energy Corp.	1,839,000	43,584
Cleco Corp. (e)	1,778,500	40,603
Energen Corp.	1,399,000	41,033
National Fuel Gas Co.	1,324,700	41,503
Oge Energy Corp.	1,592,500	41,055
Southwest Gas Corp.	1,085,000	27,364
Suburban Propane Partners L.P. (e)	603,600	21,398
UGI Corp.	1,860,200	45,426
Vectren Corp.	1,630,100	40,769
Westar Energy, Inc.	2,179,000	44,691
WGL Holdings, Inc.	1,424,700	46,573

		483,012

Total Common Stock (cost—$4,604,683)		3,840,235

SHORT-TERM INVESTMENTS—11.7%
Collateral Invested for Securities on Loan (d)—4.0%
AIM STIT—Government & Agency Portfolio	8,000,000	8,000
BlackRock Liquidity Funds FedFund Portfolio	22,500,000	22,500
Cash Account Trust—Government & Agency Securities Portfolio	10,485,434	10,486

12.31.08	Allianz Funds Semiannual Report	43

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2008 (unaudited)

	Principal Amount (000s)		Value (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(f)(g)(h)†,
2.438%	$43,633		$28,012
2.54%	17,328		11,125
2.558%	8,721		5,599
2.56%	43,676		28,040
BNP Paribas,
0.01% due 1/2/09	35,000		35,000
Gryphon Funding Ltd. (c)(f)(i)†,
zero coupon	12,121	*	5,539
Societe Generale,
zero coupon due 1/2/09	11,259		11,259

			165,560

Repurchase Agreement—7.7%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $318,041; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $324,404 including accrued interest (cost—$318,041)	318,041		318,041

Total Short-Term Investments (cost—$529,498)			483,601

Total Investments (cost—$5,134,181)—104.5%			4,323,836

Liabilities in excess of other assets—(4.5)%			(184,796)

Net Assets—100.0%			$4,139,040

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $203,276; cash collateral of $211,644 was received with which the Fund purchased short-term investments.

(f) Illiquid security.

(g) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(h) Security issued or originally issued by a structured investment vehicle (“SIV”).

(i) No stated maturity date.

(j) Affiliated security.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

44	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Equity Premium Strategy Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.7%
Aerospace—4.9%
Boeing Co.	6,700	$286
Lockheed Martin Corp.	10,800	908

		1,194

Airlines—1.0%
Continental Airlines, Inc., Class B (c)	14,300	258

Capital Goods—3.4%
Eaton Corp.	9,800	487
Textron, Inc.	25,200	350

		837

Chemicals—1.0%
Mosaic Co.	6,900	239

Consumer Discretionary—4.0%
Costco Wholesale Corp.	4,900	257
J.C. Penney Co., Inc.	12,100	239
Polo Ralph Lauren Corp., Class A	10,400	472

		968

Consumer Staples—12.1%
Clorox Co. (b)	7,300	405
Coca-Cola Co. (b)	16,900	765
Kraft Foods, Inc., Class A	12,500	336
Philip Morris International, Inc. (b)	12,000	522
Unilever NV (b)	38,600	948

		2,976

Energy—12.4%
ConocoPhillips	14,200	736
EOG Resources, Inc.	9,500	632
Exxon Mobil Corp. (b)	8,900	710
Patterson-UTI Energy, Inc.	15,200	175
PetroHawk Energy Corp. (c)	4,900	77
XTO Energy, Inc.	20,100	709

		3,039

Financial Services—15.1%
Bank of America Corp.	24,000	338
Capital One Financial Corp.	10,100	322
CapitalSource, Inc., REIT (e)	87,000	402
CME Group, Inc.	1,600	333
Goldman Sachs Group, Inc.	1,400	118
JPMorgan Chase & Co.	20,200	637
Lehman Brothers Holdings, Inc.	23,100	1
MBIA, Inc. (c)(e)	32,025	130
PMI Group, Inc. (e)	44,305	86
SLM Corp. (c)	73,800	657
Wells Fargo & Co. (b)	22,800	672

		3,696

Healthcare—20.5%
Abbott Laboratories	25,100	1,340
Hologic, Inc. (c)	46,400	606
Merck & Co., Inc.	34,900	1,061
Roche Holdings AG	4,500	697
Schering-Plough Corp.	21,800	371
Teva Pharmaceutical Industries Ltd. ADR	14,400	613
UnitedHealth Group, Inc.	12,700	338

		5,026

Materials & Processing—4.2%
Freeport-McMoRan Copper & Gold, Inc.	10,800	264
Nucor Corp.	4,700	217
Precision Castparts Corp.	9,400	559

		1,040

	Shares	Value (000s)

Technology—14.2%
Cisco Systems, Inc. (c)	60,500	$986
Corning, Inc.	27,500	262
Google, Inc., Class A (c)	3,926	1,208
Intel Corp.	70,609	1,035

		3,491

Telecommunications—3.8%
AT&T, Inc. (b)	13,300	379
NII Holdings, Inc., Class B (c)	19,200	349
Sprint Nextel Corp., Ser. 1 (c)(e)	104,600	191

		919

Transportation—3.1%
Union Pacific Corp. (b)	15,800	755

Total Common Stock (cost—$46,992)		24,438

SHORT-TERM INVESTMENTS—4.9%
Collateral Invested for Securities on Loan (d)—2.8%
BlackRock Liquidity Funds FedFund Portfolio,	249,647	250
Cash Account Trust—Government & Agency Securities Portfolio,	446,208	446

		696

	Principal Amount (000s)
Repurchase Agreement—2.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $510; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $524 including accrued interest (cost—$510)	$510	510

Total Short-Term Investments (cost—$1,206)		1,206

Total Investments before options written (cost—$48,198)—104.6%		25,644

OPTIONS WRITTEN (c)—(0.4)%
Call Options—(0.4)%
	Contracts
S&P 500 Index (CBOE),
strike price $950, expires 1/17/09	35	(21)
strike price $975, expires 1/17/09	75	(19)
XOI Index (CBOE),
strike price $1,050, expires 1/17/09	40	(47)

Total Options Written (premiums received—$102)		(87)

Total Investments net of options written (cost—$48,096) (a)—104.2%		25,557

Value (000s)

Other liabilities in excess of other assets—(4.2)%	$(1,037)

Net Assets—100.0%	$24,520

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $697, representing 2.84% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $592; cash collateral of $696 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board of Exchange
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	45

Schedule of Investments

OCC Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.6%
Airlines—1.4%
Continental Airlines, Inc., Class B (d)	293,200	$5,295

Capital Goods—4.1%
Eaton Corp.	123,500	6,139
Honeywell International, Inc.	270,900	8,894

		15,033

Chemicals—3.4%
Monsanto Co.	94,500	6,648
Mosaic Co.	113,700	3,934
Potash Corp. of Saskatchewan, Inc.	24,600	1,801

		12,383

Commercial Services—2.5%
MasterCard, Inc., Class A (f)	64,100	9,162

Consumer Discretionary—0.9%
TJX Cos., Inc.	160,000	3,291

Consumer Staples—9.8%
Clorox Co.	101,600	5,645
Coca-Cola Co.	314,100	14,219
General Mills, Inc.	91,000	5,528
Kroger Co.	192,000	5,071
PepsiCo, Inc.	106,300	5,822

		36,285

Energy—7.7%
Chevron Corp.	24,900	1,842
EOG Resources, Inc.	120,800	8,043
PetroHawk Energy Corp. (d)	353,000	5,517
Valero Energy Corp.	231,400	5,007
XTO Energy, Inc.	231,600	8,169

		28,578

Financial Services—8.0%
ACE Ltd.	163,600	8,658
BlackRock, Inc. (f)	31,300	4,199
CME Group, Inc.	21,600	4,495
SLM Corp. (d)	1,370,000	12,193

		29,545

Healthcare—25.2%
Abbott Laboratories	177,400	9,468
Celgene Corp. (d)	102,400	5,661
Genentech, Inc. (d)	196,000	16,250
Genzyme Corp. (d)	233,000	15,464
Gilead Sciences, Inc. (d)	336,500	17,209
Hologic, Inc. (d)	514,000	6,718
Teva Pharmaceutical Industries Ltd. ADR (f)	410,600	17,479
UnitedHealth Group, Inc.	175,900	4,679

		92,928

Materials & Processing—1.5%
Precision Castparts Corp.	94,900	5,644

Technology—22.3%
Apple, Inc. (d)	118,700	10,131
Applied Materials, Inc.	954,000	9,664
Cisco Systems, Inc. (d)	720,000	11,736
EMC Corp. (d)	561,000	5,874
Energizer Holdings, Inc. (d)	86,100	4,661
Google, Inc., Class A (d)	31,600	9,722
QUALCOMM, Inc.	430,000	15,407
Research In Motion Ltd. (d)	201,500	8,177
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (f)	861,000	6,802

		82,174

	Shares	Value (000s)

Telecommunications—4.0%
AT&T, Inc.	385,400	$10,984
NII Holdings, Inc., Class B (d)	211,000	3,836

		14,820

Transportation—1.8%
Union Pacific Corp.	134,700	6,439

Total Common Stock (cost—$416,960)		341,577

SHORT-TERM INVESTMENTS—12.8%
Collateral Invested for Securities on Loan (e)—5.4%
BlackRock Liquidity Funds FedFund Portfolio,	8,149,850	8,150
Cash Account Trust—
Government & Agency Securities Portfolio,	8,680,682	8,681

	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†,
0.08%	$4,332	2,781
Societe Generale, zero coupon due 1/2/09	480	480

		20,092

Repurchase Agreement—7.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $27,105; collateralized by Fannie Mae, 0.563% due 2/2/09, valued at $27,651 including accrued interest (cost—$27,105)	27,105	27,105

Total Short-Term Investments (cost—$48,748)		47,197

Total Investments (cost—$465,708)—105.4%		388,774

Liabilities in excess of other assets—(5.4)%		(19,760)

Net Assets—100.0%		$369,014

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $20,562; cash collateral of $21,103 was received with which the Fund purchased short-term investments.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(i) Security issued by a structured investment vehicle (“SIV”).

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

46	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Opportunity Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.6%
Aerospace—2.7%
Aerovironment, Inc. (d)(f)	37,084	$1,365
Orbital Sciences Corp. (d)(f)	130,300	2,545

		3,910

Airlines—1.5%
UAL Corp. (f)	193,425	2,131

Chemicals—1.1%
Intrepid Potash, Inc. (d)(f)	75,894	1,576

Commercial Services—8.6%
AerCap Holdings NV (d)	651,554	1,961
FTI Consulting, Inc. (d)	35,800	1,599
Huron Consulting Group, Inc. (d)	19,455	1,114
Innerworkings, Inc. (d)(f)	366,818	2,403
MSC Industrial Direct Co., Class A	33,100	1,219
VistaPrint Ltd. (d)(f)	231,523	4,309

		12,605

Consumer Discretionary—4.9%
BJ’s Restaurants, Inc. (d)(f)	181,795	1,958
Buffalo Wild Wings, Inc. (d)	46,104	1,183
Deckers Outdoor Corp. (d)	16,000	1,278
Texas Roadhouse, Inc., Class A (d)(f)	231,600	1,795
Under Armour, Inc., Class A (d)(f)	42,875	1,022

		7,236

Consumer Services—1.7%
American Public Education, Inc. (d)	26,352	980
Life Time Fitness, Inc. (d)(f)	113,175	1,466

		2,446

Consumer Staples—2.9%
Green Mountain Coffee Roasters, Inc. (d)(f)	34,900	1,351
Smart Balance, Inc. (d)	291,775	1,984
SunOpta, Inc. (d)	613,738	963

		4,298

Energy—13.3%
Carrizo Oil & Gas, Inc. (d)	90,771	1,461
EXCO Resources, Inc. (d)	501,558	4,544
GMX Resources, Inc. (d)(f)	109,761	2,779
Goodrich Petroleum Corp. (d)	38,650	1,158
PetroHawk Energy Corp. (d)	323,407	5,055
Quicksilver Resources, Inc. (d)	814,490	4,537

		19,534

Environmental Services—1.7%
Clean Harbors, Inc. (d)	17,375	1,102
EnergySolutions, Inc.	232,140	1,312

		2,414

Financial Services—6.8%
CIT Group, Inc. (f)	318,300	1,445
Evercore Partners, Inc., Class A	85,575	1,069
Fidelity National Financial, Inc., Class A	101,975	1,810
Greenhill & Co., Inc. (f)	39,000	2,721
Nelnet, Inc., Class A	102,285	1,466
RenaissanceRe Holdings Ltd.	27,600	1,423

		9,934

Healthcare—23.3%
Alliance Imaging, Inc. (d)	43,821	349
AMAG Pharmaceuticals, Inc. (d)(f)	34,600	1,240
BioMarin Pharmaceutical, Inc. (d)(f)	257,275	4,580
Cardiome Pharma Corp. (d)(f)	594,805	2,706

	Shares	Value (000s)

Cubist Pharmaceuticals, Inc. (d)	48,550	$1,173
Durect Corp. (d)(f)	931,243	3,157
ev3, Inc. (d)	176,347	1,076
Halozyme Therapeutics, Inc. (d)(f)	213,010	1,193
Hansen Medical, Inc. (d)(f)	139,334	1,006
Hologic, Inc. (d)	174,800	2,285
Illumina, Inc. (d)	76,692	1,998
Immucor, Inc. (d)	56,250	1,495
Indevus Pharmaceuticals, Inc. (d)(f)	1,200,323	3,769
IPC The Hospitalist Co., Inc. (d)	129,618	2,181
POZEN, Inc. (d)(f)	462,805	2,333
Psychiatric Solutions, Inc. (d)	49,700	1,384
United Therapeutics Corp. (d)	35,475	2,219

		34,144

Hotels/Gaming—3.4%
Ameristar Casinos, Inc.	150,555	1,301
Pinnacle Entertainment, Inc. (d)(f)	478,983	3,678

		4,979

Technology—15.3%
Ariba, Inc. (d)	224,219	1,617
BluePhoenix Solutions Ltd. (d)(f)	396,319	737
CACI International, Inc., Class A (d)	35,750	1,612
Commvault Systems, Inc. (d)	91,909	1,232
Concur Technologies, Inc. (d)	44,900	1,474
Microsemi Corp. (d)	96,850	1,224
Netlogic Microsystems, Inc. (d)(f)	136,877	3,013
Omniture, Inc. (d)(f)	164,141	1,746
Phase Forward, Inc. (d)	96,065	1,203
Sapient Corp. (d)	540,547	2,400
Taleo Corp., Class A (d)	150,436	1,178
Ultimate Software Group, Inc. (d)	121,061	1,767
Wind River Systems, Inc. (d)(f)	354,264	3,199

		22,402

Telecommunications—0.8%
Switch & Data Facilities Co., Inc. (d)(f)	167,602	1,239

Transportation—10.6%
Aegean Marine Petroleum Network, Inc. (f)	306,208	5,193
Celadon Group, Inc. (d)	176,787	1,508
Copa Holdings S.A., Class A	116,019	3,518
Knight Transportation, Inc. (f)	171,717	2,768
Old Dominion Freight Line, Inc. (d)	54,120	1,540
Vitran Corp., Inc., Class A (d)	158,899	985

		15,512

Wholesale—1.0%
Titan Machinery, Inc. (d)	108,009	1,519

Total Common Stock (cost—$186,710)		145,879

SHORT-TERM INVESTMENTS—21.3%
Collateral Invested for Securities on Loan(e)—20.9%
AIM STIT—Government & Agency Portfolio,	2,000,000	2,000
BlackRock Liquidity Funds FedFund Portfolio,	5,852,831	5,852

	Shares		Value (000s)
Cash Account Trust—Government & Agency Securities Portfolio,	16,448,020		$16,448

	Principal Amount (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.08%	$4,332		2,781
0.10%	4,367		2,804
Gryphon Funding Ltd., zero coupon (c)(h)(j)†	1,234	*	564
Societe Generale, zero coupon due 1/2/09	90		90

			30,539

Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $612; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $628 including accrued interest (cost—$612)	612		612

Total Short-Term Investments (cost—$34,805)			31,151

Total Investments (cost—$221,515)—120.9%			177,030

Liabilities in excess of other assets—(20.9)%			(30,541)

Net Assets—100.0%			$146,489

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

12.31.08	Allianz Funds Semiannual Report	47

Schedule of Investments (cont.)

OCC Opportunity Fund

December 31, 2008 (unaudited)

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $32,360; cash collateral of $33,991 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

48	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Target Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Airlines—1.0%
UAL Corp. (f)	250,000	$2,755

Capital Goods—2.4%
Foster Wheeler Ltd. (d)	175,000	4,092
Jacobs Engineering Group, Inc. (d)	25,000	1,202
Toll Brothers, Inc. (d)	50,000	1,071

		6,365

Chemicals—0.8%
Mosaic Co.	60,000	2,076

Commercial Services—1.0%
VistaPrint Ltd. (d)(f)	150,000	2,792

Consumer Discretionary—11.9%
Clorox Co.	75,000	4,167
Coach, Inc. (d)	200,000	4,154
Darden Restaurants, Inc.	170,000	4,791
Dollar Tree Stores, Inc. (d)(f)	100,000	4,180
Kohl’s Corp. (d)	150,000	5,430
Lorillard, Inc.	65,000	3,663
Molson Coors Brewing Co., Class B	50,000	2,446
TJX Cos., Inc.	125,000	2,571

		31,402

Consumer Services—13.2%
Aegean Marine Petroleum Network, Inc. (f)	305,117	5,175
AerCap Holdings NV (d)	850,000	2,558
Burger King Holdings, Inc.	250,000	5,970
Corrections Corp. of America (d)	590,000	9,652
Owens-Illinois, Inc. (d)	175,000	4,783
Quanta Services, Inc. (d)	150,000	2,970
Viacom, Inc., Class B (d)	200,000	3,812

		34,920

Energy—12.3%
EXCO Resources, Inc. (d)	650,000	5,889
First Solar, Inc. (d)	30,000	4,139
National-Oilwell Varco, Inc. (d)	150,000	3,666
PetroHawk Energy Corp. (d)(f)	750,000	11,722
Quicksilver Resources, Inc. (d)(f)	1,250,000	6,963

		32,379

Financial Services—10.4%
CapitalSource, Inc., REIT (f)	1,100,000	5,082
Chubb Corp.	65,000	3,315
Greenhill & Co., Inc. (f)	25,000	1,744
IntercontinentalExchange, Inc. (d)	100,000	8,244
SLM Corp. (d)	1,015,000	9,034

		27,419

Healthcare—14.7%
BioMarin Pharmaceutical, Inc. (d)(f)	275,000	4,895
Celgene Corp. (d)	145,000	8,015
Hologic, Inc. (d)	325,000	4,248
Illumina, Inc. (d)(f)	160,000	4,168
Intuitive Surgical, Inc. (d)	30,000	3,810
Laboratory Corp. of America Holdings (d)(f)	65,000	4,187
Psychiatric Solutions, Inc. (d)	215,000	5,988
United Therapeutics Corp. (d)	55,000	3,440

		38,751

Materials & Processing—2.6%
Precision Castparts Corp.	115,000	6,840

	Shares	Value (000s)

Technology—24.6%
American Tower Corp., Class A (d)	350,000	$10,262
Ciena Corp. (d)	610,000	4,087
Citrix Systems, Inc. (d)	280,000	6,600
Cognizant Technology Solutions Corp., Class A (d)	275,000	4,967
Energizer Holdings, Inc. (d)	75,000	4,060
F5 Networks, Inc. (d)(f)	270,000	6,172
Global Payments, Inc.	205,000	6,722
KLA-Tencor Corp.	205,000	4,467
Lam Research Corp. (d)	325,000	6,916
Microchip Technology, Inc. (f)	210,000	4,101
ON Semi-conductor Corp. (d)	1,058,900	3,600
SanDisk Corp. (d)	310,000	2,976

		64,930

Telecommunications—1.8%
NII Holdings, Inc., Class B (d)	260,000	4,727

Transportation—1.8%
Knight Transportation, Inc. (f)	300,000	4,836

Total Common Stock (cost—$330,311)		260,192

SHORT-TERM INVESTMENTS—11.8%
Collateral Invested for Securities on Loan (e)—9.8%
AIM STIT—Government & Agency Portfolio,	1,500,000	1,500
BlackRock Liquidity Funds FedFund Portfolio,	300,000	300
Cash Account Trust—Government & Agency Securities Portfolio,	15,760,193	15,760

	Principal Amount (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.08%	$8,664	5,562
0.10%	4,368	2,804
Societe Generale, zero coupon due 1/2/09	29	29

		25,955

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $5,154; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $5,258 including accrued interest (cost—$5,154)	5,154	5,154

Total Short-Term Investments (cost—$35,775)		31,109

	Contracts	Value (000s)
OPTIONS PURCHASED (d)—0.1%
Call Options—0.1%
Petrohawk Energy Corp. (CBOE), strike price $25, expires 3/21/09 (cost—$1,840)	3,500	$210

Total Investments (cost—$367,926)—110.4%		291,511

Liabilities in excess of other assets—(10.4)%		(27,546)

Net Assets—100.0%		$263,965

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $28,780; cash collateral of $30,639 was received with which the Fund purchased short-term investments.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(i) Security issued by a structured investment vehicle (“SIV”).

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	49

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.1%
Capital Goods—2.1%
Deere & Co.	101,235	$3,879
Fluor Corp.	49,285	2,212

		6,091

Consumer Discretionary—12.6%
Avon Products, Inc.	167,320	4,021
CVS Corp.	223,245	6,416
McDonald’s Corp.	157,330	9,784
Nike, Inc., Class B	47,300	2,412
Wal-Mart Stores, Inc. (a)	250,875	14,064

		36,697

Consumer Staples—5.9%
Coca-Cola Co.	34,435	1,559
Colgate-Palmolive Co.	102,845	7,049
PepsiCo, Inc.	93,640	5,129
Procter & Gamble Co.	58,365	3,608

		17,345

Energy—5.3%
Devon Energy Corp. (a)	41,100	2,701
Schlumberger Ltd.	146,260	6,191
Weatherford International Ltd. (b)	252,950	2,737
XTO Energy, Inc.	110,620	3,902

		15,531

Financial Services—10.3%
Charles Schwab Corp.	308,819	4,994
Goldman Sachs Group, Inc.	28,760	2,427
IntercontinentalExchange, Inc. (b)	49,565	4,086
Invesco Ltd.	261,660	3,778
JPMorgan Chase & Co.	141,955	4,476
M&T Bank Corp. (d)	12,095	694
Northern Trust Corp.	111,210	5,799
U.S. Bancorp	159,315	3,984

		30,238

Healthcare—20.2%
Abbott Laboratories	144,435	7,709
Allergan, Inc.	72,430	2,921
Amgen, Inc. (a)(b)	77,800	4,493
Baxter International, Inc.	106,625	5,714
Bristol-Myers Squibb Co.	151,740	3,528
Covidien Ltd.	84,745	3,071
Genentech, Inc. (b)	90,580	7,510
Gilead Sciences, Inc. (b)	173,275	8,861
Medco Health Solutions, Inc. (b)	84,425	3,538
St. Jude Medical, Inc. (b)	116,680	3,846
Teva Pharmaceutical Industries Ltd. ADR	184,270	7,844

		59,035

Materials & Processing—3.7%
Air Products & Chemicals, Inc.	71,800	3,609
Monsanto Co. (a)	64,650	4,548
Precision Castparts Corp.	42,818	2,547

		10,704

Multi-Media—1.3%
Walt Disney Co. (d)	164,725	3,738

Oil & Gas—4.0%
Exxon Mobil Corp.	107,520	8,583
Transocean Ltd. (b)	68,999	3,260

		11,843

Technology—24.6%
Activision Blizzard, Inc. (b)	161,264	1,393
Adobe Systems, Inc. (b)	152,895	3,255
Amazon.com, Inc. (a)(b)	84,975	4,358

	Shares	Value (000s)

Apple, Inc. (b)	100,695	$8,594
EMC Corp. (b)	289,759	3,034
Google, Inc., Class A (a)(b)	23,760	7,310
Hewlett-Packard Co.	187,171	6,792
Intel Corp.	431,740	6,329
Microsoft Corp. (a)	619,110	12,036
Oracle Corp. (b)	409,605	7,262
Research In Motion Ltd. (a)(b)	48,165	1,955
Texas Instruments, Inc.	180,645	2,804
Thermo Fisher Scientific, Inc. (a)(b)	195,700	6,667

		71,789

Telecommunications—6.2%
Cisco Systems, Inc. (a)(b)	361,150	5,887
QUALCOMM, Inc.	227,775	8,161
Verizon Communications, Inc.	118,580	4,020

		18,068

Transportation—1.9%
Burlington Northern Santa Fe Corp.	71,590	5,420

Total Common Stock (cost—$363,955)		286,499

SHORT-TERM INVESTMENTS—3.8%
Collateral Invested for Securities on Loan (c)—0.3%
BlackRock Liquidity Funds FedFund Portfolio	652,980	653
Cash Account Trust—Government & Agency Securities Portfolio	24,236	24
	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$230	230

		907

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $9,997; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $3,858 including accrued interest and U.S. Treasury Bills, 0.064% due 2/26/09, valued at $6,339 including accrued interest (cost—$9,997)	9,997	9,997

Total Short-Term Investments (cost—$10,904)		10,904

Total Investments before options written (cost—$374,859)—101.9%		297,403

OPTIONS WRITTEN (b)—(1.5)%
	Contracts
Call Options—(1.0)%
Amazon.com, Inc. (CBOE),
strike price $50, expires 1/17/09	424	(144)
Amgen, Inc. (CBOE),
strike price $70, expires 1/16/10	778	(408)

	Contracts	Value (000s)
Cisco Systems, Inc. (CBOE),
strike price $22.50, expires 1/17/09	3,611	$(4)
Devon Energy Corp. (CBOE),
strike price $55, expires 1/16/10	411	(871)
Microsoft Corp. (CBOE),
strike price $20, expires 4/18/09	2,750	(503)
strike price $27.50, expires 1/17/09	3,441	(4)
Monsanto Co. (CBOE),
strike price $170, expires 1/17/09	646	(3)
PTT Aromatics & Refining PCL, (CBOE)
strike price $120, expires 1/17/09	718	(7)
Research In Motion Ltd. (CBOE),
strike price $135, expires 1/17/09	481	(2)
Thermo Fisher Scientific, Inc. (CBOE),
strike price $35, expires 6/20/09	1,957	(802)
Wal-Mart Stores, Inc. (CBOE),
strike price $65, expires 3/21/09	2,508	(138)

		(2,886)

Put Options—(0.5)%
Amgen, Inc. (CBOE),
strike price $45, expires 1/16/10	778	(389)
Coca-Cola Bottling Co. United, Inc. (CBOE),
strike price $50, expires 1/17/09	1,728	(812)
Lowe’s Cos., Inc. (CBOE),
strike price $15, expires 4/18/09	2,903	(189)

		(1,390)

Total Options Written (premiums received—$8,621)		(4,276)

Total Investments net of options written (cost—$366,238)—100.4%		293,127

Other liabilities in excess of other assets—(0.4)%		(1,106)

Net Assets—100.0%		$292,021

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $893; cash collateral of $919 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

50	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.5%
Aerospace—1.9%
Alliant Techsystems, Inc. (a)	8,300	$712
Goodrich Corp.	3,520	130

		842

Building/Construction—0.6%
Foster Wheeler Ltd. (a)	11,040	258

Capital Goods—3.9%
Cooper Industries Ltd., Class A	8,518	249
Cummins, Inc.	15,135	405
Fluor Corp.	7,700	345
J.B. Hunt Transport Services, Inc. (c)	14,085	370
Roper Industries, Inc.	6,310	274
Shaw Group, Inc. (a)	4,000	82

		1,725

Communications—0.3%
MetroPCS Communications, Inc. (a)	10,195	151

Consumer Discretionary—8.9%
Avon Products, Inc.	18,810	452
Dollar Tree Stores, Inc. (a)	11,310	473
Kohl’s Corp. (a)	20,340	736
Macy’s, Inc.	32,235	334
Marriott International, Inc., Class A	10,200	198
Marvel Entertainment, Inc. (a)	3,840	118
Ross Stores, Inc.	25,840	768
Shoppers Drug Mart Corp.	9,483	369
Yum! Brands, Inc.	14,115	445

		3,893

Consumer Services—7.7%
Apollo Group, Inc., Class A (a)	16,505	1,265
Capella Education Co. (a)	2,500	147
Crown Holdings, Inc. (a)	14,010	269
DeVry, Inc.	3,435	197
Owens-Illinois, Inc. (a)	27,445	750
Quanta Services, Inc. (a)	37,332	739

		3,367

Consumer Staples—8.0%
Clorox Co.	7,175	399
Flowers Foods, Inc.	18,720	456
Hansen Natural Corp. (a)	20,980	703
HJ Heinz Co.	4,240	159
Kroger Co.	31,150	823
Molson Coors Brewing Co., Class B	19,760	967

		3,507

Energy—8.1%
Consol Energy, Inc.	2,465	70
Core Laboratories NV	3,200	192
First Solar, Inc. (a)	155	21
Helmerich & Payne, Inc.	2,700	61
Massey Energy Co.	6,500	90
Murphy Oil Corp.	5,830	259
National-Oilwell Varco, Inc. (a)	8,840	216
Newfield Exploration Co. (a)	7,825	155
Noble Energy, Inc.	2,450	121
Peabody Energy Corp.	8,710	198
PetroHawk Energy Corp. (a)	26,415	413
Smith International, Inc.	7,295	167
Southwestern Energy Co. (a)	25,799	747
Sunoco, Inc.	11,140	484
Weatherford International Ltd. (a)	31,739	343

		3,537

Environmental Services—2.3%
Republic Services, Inc.	41,300	1,024

	Shares	Value (000s)

Financial Services—8.3%
ACE Ltd.	6,085	$322
AON Corp.	7,005	320
IntercontinentalExchange, Inc. (a)	5,415	446
Invesco Ltd.	25,555	369
Lazard Ltd., Class A	21,586	642
M&T Bank Corp.	2,230	128
Northern Trust Corp.	19,202	1,001
T. Rowe Price Group, Inc. (c)	6,100	216
Zions Bancorporation (c)	7,410	182

		3,626

Healthcare—14.4%
Allergan, Inc.	18,355	740
Coventry Health Care, Inc. (a)	7,400	110
DaVita, Inc. (a)	14,655	726
Express Scripts, Inc. (a)	14,545	800
Icon PLC ADR (a)	13,140	259
Illumina, Inc. (a)(c)	22,210	579
Intuitive Surgical, Inc. (a)	865	110
OSI Pharmaceuticals, Inc. (a)	5,120	200
Psychiatric Solutions, Inc. (a)	4,415	123
Qiagen NV (a)(c)	42,000	737
Quest Diagnostics, Inc.	13,062	678
Shire Pharmaceuticals Group PLC ADR	4,660	209
St. Jude Medical, Inc. (a)	11,680	385
Teva Pharmaceutical Industries Ltd. ADR	1	—(d	)
United Therapeutics Corp. (a)	4,380	274
Vertex Pharmaceuticals, Inc. (a)	11,820	359

		6,289

Industrial—0.4%
AGCO Corp. (a)	6,785	160

Materials & Processing—4.0%
Air Products & Chemicals, Inc.	7,530	379
Cliffs Natural Resources, Inc.	5,520	141
Ecolab, Inc.	8,140	286
Intrepid Potash, Inc. (a)	8,145	169
Precision Castparts Corp.	8,670	516
U.S. Steel Corp.	970	36
Vulcan Materials Co. (c)	3,100	216

		1,743

Oil & Gas—0.5%
Diamond Offshore Drilling, Inc.	3,685	217

Technology—25.5%
Activision Blizzard, Inc. (a)	39,564	342
Akamai Technologies, Inc. (a)	22,590	341
Amazon.com, Inc. (a)	7,075	363
Ametek, Inc.	27,534	832
Citrix Systems, Inc. (a)	21,955	517
Cognizant Technology Solutions Corp., Class A (a)	27,510	497
Crown Castle International Corp. (a)	3,140	55
Dolby Laboratories, Inc., Class A (a)	12,250	401
Electronic Arts, Inc. (a)	10,505	169
Fiserv, Inc. (a)	10,250	373
Intersil Corp., Class A	35,615	327
Intuit, Inc. (a)	6,260	149
Juniper Networks, Inc. (a)	28,665	502
Liberty Media Corp., Ser. A (a)	24,110	421
Linear Technology Corp.	5,670	125
Marvell Technology Group Ltd. (a)	37,420	250
Maxim Integrated Products, Inc.	33,391	381
McAfee, Inc. (a)	20,715	716
Mettler Toledo International, Inc. (a)	3,490	235
Microchip Technology, Inc. (c)	19,075	373
National Semi-conductor Corp.	5,135	52
Netapp, Inc. (a)	33,755	472
Omniture, Inc. (a)	28,750	306

	Shares	Value (000s)

ON Semi-conductor Corp. (a)	64,115	$218
PMC-Sierra, Inc. (a)	85,830	417
Salesforce.com, Inc. (a)	10,650	341
SBA Communications Corp., Class A (a)	45,585	744
Scripps Networks Interactive, Inc., Class A	12,700	279
Thermo Fisher Scientific, Inc. (a)	17,645	601
Xilinx, Inc.	21,820	389

		11,188

Transportation—1.7%
Expeditors International Washington, Inc.	6,970	232
HUB Group, Inc., Class A (a)	18,690	496

		728

Utilities—1.0%
NRG Energy, Inc. (a)(c)	13,850	323
PPL Corp.	3,590	110

		433

Total Common Stock (cost—$54,843)		42,688

SHORT-TERM INVESTMENTS—7.2%
Collateral Invested for Securities on Loan (b)—6.6%
AIM STIT—Government & Agency Portfolio	1,000,000	1,000
BlackRock Liquidity Funds FedFund Portfolio	16,273	16
Cash Account Trust—Government & Agency Securities Portfolio	1,828,948	1,829

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$31	31

		2,876

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $289; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $295 including accrued interest (cost—$289)	289	289

Total Short-Term Investments (cost—$3,165)		3,165

Total Investments (cost—$58,008)—104.7%		45,853

Liabilities in excess of other assets—(4.7)%		(2,075)

Net Assets—100.0%		$43,778

12.31.2008	Allianz Funds Semiannual Report	51

Schedule of Investments (cont.)

RCM Mid-Cap Fund

December 31, 2008 (unaudited)

Notes to Schedule of Investments: (amounts in thousands)
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $2,750; cash collateral of $2,911 was received with which the Fund purchased short-term investments.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt

52	Allianz Funds Semiannual Report	12.31.2008	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—102.4%
Aerospace—0.5%
General Dynamics Corp.	337	$19

Airlines—4.5%
AMR Corp. (b)	7,000	75
Delta Air Lines, Inc. (a)(b)	9,500	109

		184

Capital Goods—0.7%
Deere & Co. (a)	410	16
Fluor Corp.	270	12

		28

Commercial Services—1.4%
Apollo Group, Inc., Class A (b)	400	31
DeVry, Inc.	480	27

		58

Consumer Discretionary—15.8%
Avon Products, Inc. (a)	3,800	91
CVS Corp. (a)	2,970	85
GameStop Corp., Class A (b)	818	18
Kroger Co. (a)	2,985	79
McDonald’s Corp. (a)	2,405	150
Nike, Inc., Class B (a)	1,300	66
Nordstrom, Inc.	900	12
Wal-Mart Stores, Inc. (a)	2,643	148

		649

Consumer Services—0.5%
Quanta Services, Inc. (b)	1,095	22

Consumer Staples—2.9%
Clorox Co.	1,367	76
Colgate-Palmolive Co.	634	43

		119

Energy—11.5%
Concho Resources, Inc. (a)(b)	1,960	45
Devon Energy Corp. (a)	1,400	92
First Solar, Inc. (a)(b)	534	74
Marathon Oil Corp.	520	14
National-Oilwell Varco, Inc. (a)(b)	996	24
Schlumberger Ltd. (a)	1,609	68
Southwestern Energy Co. (a)(b)	2,980	86
Transocean Ltd. (b)	921	44
Weatherford International Ltd. (b)	2,250	24

		471

Environmental Services—0.8%
Republic Services, Inc.	1,100	33

Exchange-Traded Funds—8.0%
iPath S&P GSCI Crude Oil Total Return Index ETN (b)	3,500	81
Oil Service HOLDRs Trust	400	30
Powershares QQQ Trust	3,605	107
SPDR Trust, Series 1	1,193	108

		326

Financial Services—7.3%
Bank of America Corp.	3,145	44
Charles Schwab Corp.	3,435	56
Goldman Sachs Group, Inc.	849	72
IntercontinentalExchange, Inc. (a)(b)	404	33
Invesco Ltd. (a)	1,880	27
JPMorgan Chase & Co.	600	19
Northern Trust Corp.	571	30
U.S. Bancorp	700	17

		298

Healthcare—13.7%
Abbott Laboratories (a)	1,138	61
Allergan, Inc.	701	28

	Shares	Value (000s)

Amgen, Inc. (a)(b)	1,100	$63
Baxter International, Inc.	93	5
Celgene Corp. (a)(b)	1,057	58
Covidien Ltd.	681	25
DaVita, Inc. (b)	440	22
Genentech, Inc. (b)	755	63
Gilead Sciences, Inc. (a)(b)	2,325	119
St. Jude Medical, Inc. (a)(b)	640	21
Teva Pharmaceutical Industries Ltd. ADR (a)	1,466	62
UnitedHealth Group, Inc.	1,300	35

		562

Index Funds—0.9%
Semiconductor HOLDRs Trust	2,100	37

Materials & Processing—2.1%
Air Products & Chemicals, Inc.	135	7
Monsanto Co. (a)	833	59
Precision Castparts Corp.	276	16
U.S. Steel Corp.	147	5

		87

Oil & Gas—2.3%
Exxon Mobil Corp. (a)	1,185	95

Technology—27.6%
Activision Blizzard, Inc. (a)(b)	3,659	32
Adobe Systems, Inc. (b)	1,700	36
Amazon.com, Inc. (a)(b)	1,057	54
American Tower Corp., Class A (a)(b)	1,431	42
Apple, Inc. (a)(b)	1,080	92
Crown Castle International Corp. (b)	1,050	19
EMC Corp. (b)	200	2
Google, Inc., Class A (a)(b)	430	132
Intel Corp. (a)	5,470	80
Itron, Inc. (b)	594	38
Juniper Networks, Inc. (b)	2,000	35
McAfee, Inc. (b)	1,100	38
MEMC Electronic Materials, Inc. (b)	1,600	23
Microsoft Corp. (a)	5,685	111
NVIDIA Corp. (b)	4,715	38
Oracle Corp. (b)	3,495	62
QUALCOMM, Inc. (a)	2,861	103
Research In Motion Ltd. (b)	900	36
Salesforce.com, Inc. (a)(b)	540	17
Texas Instruments, Inc.	2,400	37
Thermo Fisher Scientific, Inc. (a)(b)	3,000	102

		1,129

Telecommunications—1.4%
Amdocs Ltd. (b)	900	16
AT&T, Inc.	886	25
SBA Communications Corp., Class A (b)	1,079	18

		59

Transportation—0.5%
Burlington Northern Santa Fe Corp.	243	19

Total Common Stock (cost—$4,951)		4,195

SHORT TERM INVESTMENTS—10.1%
	Principal Amount (000s)
U.S. Treasury Bills—6.1%
1.01%, 1/29/09-4/2/09
(cost—$250)	$250	250

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $165; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $170 including accrued interest (cost—$165)	$165	$165

Total Short-Term Investments (cost—$415)		415

OPTIONS PURCHASED (b)—1.4%
	Contracts
Call Options—0.0%
Air Products & Chemicals (CBOE),
strike price $75, expires 1/17/09	5	—(c	)
Electronic Arts, Inc. (CBOE),
strike price $60, expires 1/16/10	3	—(c	)
Genentech, Inc. (CBOE),
strike price $120, expires 1/17/09	30	—(c	)
Intel Corp. (CBOE),
strike price $30, expires 1/17/09	42	—(c	)
Republic Services, Inc. (CBOE),
strike price $35, expires 1/17/09	44	—(c	)
Schering-Plough Corp. (CBOE),
strike price $30, expires 1/17/09	11	—(c	)
Vertex Pharmaceuticals, Inc. (CBOE),
strike price $30, expires 1/17/09	14	3

		3

Put Options—1.4%
Monsanto Co. (CBOE),
strike price $140, expires 1/17/09	8	56

Total Options Purchased (cost—$54)		59

Total Investments before options written and securities sold short (cost—$5,420)—113.9%		4,669

OPTIONS WRITTEN (b)—(11.1)%
Call Options—(7.7)%
Abbott Laboratories (CBOE),
strike price $62.50, expires 2/21/09	11	—(c	)
Activision Blizzard, Inc. (CBOE),
strike price $10, expires 2/21/09	36	(2)
strike price $15, expires 1/17/09	41	—(c	)
strike price $18.75, expires 1/17/09	20	—(c	)
Adobe Systems, Inc. (CBOE),
strike price $17.50, expires 4/18/09	17	(8)
Amazon.com, Inc. (CBOE),
strike price $35, expires 4/18/09	7	(13)
strike price $50, expires 1/17/09	3	(1)

12.31.08	Allianz Funds Semiannual Report Report	53

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

Amdocs Ltd. (CBOE),
strike price $22.50, expires 4/18/09	9	$(1)
American Tower Corp. (CBOE),
strike price $35, expires 1/16/10	14	(6)
Amgen, Inc. (CBOE),
strike price $70, expires 1/16/10	10	(5)
AMR Corp. (CBOE),
strike price $9, expires 5/16/09	70	(23)
Apple, Inc. (CBOE),
strike price $110, expires 7/18/09	7	(4)
Avon Products, Inc. (CBOE),
strike price $20, expires 1/16/10	38	(25)
Baidu.com, Inc. (CBOE),
strike price $140, expires 3/21/09	1	(2)
Bank of America Corp. (CBOE),
strike price $20, expires 1/17/09	29	—(c )
strike price $30, expires 1/17/09	21	—(c )
Celgene Corp. (CBOE),
strike price $50, expires 7/18/09	5	(6)
strike price $70, expires 1/17/09	5	—(c )
Charles Schwab Corp. (CBOE),
strike price $20, expires 6/20/09	17	(2)
Clorox Co. (CBOE),
strike price $60, expires 7/18/09	3	(1)
strike price $65, expires 4/18/09	10	(1)
CVS Caremark Corp. (CBOE),
strike price $27.50, expires 2/21/09	10	(3)
Delta Air Lines, Inc. (CBOE),
strike price $7.50, expires 6/20/09	95	(50)
Devon Energy Corp. (CBOE),
strike price $55, expires 1/16/10	14	(30)
DeVry, Inc. (CBOE),
strike price $75, expires 5/16/09	17	(4)
First Solar, Inc. (CBOE),
strike price $110, expires 3/21/09	2	(8)
strike price $140, expires 1/17/09	2	(2)
GameStop Corp. (CBOE),
strike price $45, expires 1/17/09	19	—(c )
Gilead Sciences, Inc. (CBOE),
strike price $52.50, expires 1/17/09	8	(1)
Google, Inc. (CBOE),
strike price $350, expires 1/17/09	2	—(c )
strike price $690, expires 1/17/09	2	—(c )
Intel Corp. (CBOE),
strike price $12.50, expires 1/16/10	31	(12)
strike price $16, expires 4/18/09	14	(2)
strike price $35, expires 1/17/09	42	—(c )

	Contracts	Value (000s)

JPMorgan Chase & Co. (CBOE),
strike price $35, expires 1/17/09	6	$—(c )
Juniper Networks, Inc. (CBOE),
strike price $17.50, expires 1/17/09	20	(2)
Kroger Co. (CBOE),
strike price $27.50, expires 1/17/09	12	—(c )
strike price $27.50, expires 4/18/09	11	(2)
McAfee, Inc. (CBOE),
strike price $30, expires 3/21/09	11	(6)
McDonald’s Corp. (CBOE),
strike price $65, expires 1/17/09	12	—(c )
MEMC Electronic Materials, Inc. (CBOE),
strike price $15, expires 4/18/09	16	(4)
MEMC Electronic Materials, Inc. (CBOE),
strike price $75, expires 1/17/09	7	—(c )
Microsoft Corp. (CBOE),
strike price $20, expires 4/18/09	18	(3)
strike price $27.50, expires 1/17/09	63	—(c )
Monsanto Co. (CBOE),
strike price $170, expires 1/17/09	15	—(c )
Nike, Inc. (CBOE),
strike price $60, expires 1/16/10	12	(7)
NVIDIA Corp. (CBOE),
strike price $7.50, expires 1/16/10	62	(17)
Oil Service HLDRs Trust (CBOE),
strike price $60, expires 7/18/09	4	(8)
Oracle Corp. (CBOE),
strike price $22.50, expires 1/17/09	41	—(c )
Qualcomm, Inc. (CBOE),
strike price $42.50, expires 4/18/09	7	(1)
Republic Services, Inc. (CBOE),
strike price $40, expires 1/17/09	44	—(c )
Research In Motion Ltd. (CBOE),
strike price $50, expires 1/16/10	18	(15)
strike price $135, expires 1/17/09	14	—(c )
Schering-Plough Corp. (CBOE),
strike price $35, expires 1/17/09	11	—(c )
Semiconductor HLDRs Trust (CBOE),
strike price $20, expires 2/21/09	21	(1)
Shire Pharmaceuticals Group PLC ADR (CBOE),
strike price $60, expires 1/17/09	5	—(c )
Southwestern Energy Co. (CBOE),
strike price $32.50, expires 1/17/09	16	(1)
Texas Instruments, Inc. (CBOE),
strike price $15, expires 4/18/09	18	(3)

	Contracts	Value (000s)

Thermo Fisher Scientific, Inc. (CBOE),
strike price $25, expires 6/20/09	30	$(32)
U.S. Bancorp (CBOE),
strike price $30, expires 1/16/10	7	(2)
UnitedHealth Group, Inc. (CBOE),
strike price $29, expires 1/17/09	13	—(c )
Wal-Mart Stores, Inc. (CBOE),
strike price $65, expires 3/21/09	24	(1)

		(317)

Put Options—(3.4)%
Air Products & Chemicals (CBOE),
strike price $65, expires 1/17/09	5	(7)
Amgen, Inc. (CBOE),
strike price $45, expires 1/16/10	10	(5)
Apollo Group, Inc. (CBOE),
strike price $40, expires 1/17/09	16	—(c )
Apple, Inc. (CBOE),
strike price $70, expires 1/16/10	8	(9)
Baidu.com, Inc. (CBOE),
strike price $175, expires 1/17/09	1	(4)
Cisco Systems, Inc. (CBOE),
strike price $14, expires 4/18/09	22	(2)
Coca-Cola Bottling Co. United, Inc. (CBOE),
strike price $50, expires 1/17/09	10	(5)
DeVry, Inc. (CBOE),
strike price $45, expires 5/16/09	17	(6)
Electronic Arts, Inc. (CBOE),
strike price $45, expires 1/16/10	3	(9)
EMC Corp. (CBOE),
strike price $15, expires 1/17/09	8	(4)
GameStop Corp. (CBOE),
strike price $35, expires 1/17/09	12	(16)
Lowe’s Cos., Inc. (CBOE),
strike price $15, expires 4/18/09	34	(2)
Microsoft Corp. (CBOE),
strike price $17.50, expires 1/17/09	28	—(c )
Monsanto Co. (CBOE),
strike price $85, expires 1/17/09	15	(23)
Nordstrom, Inc. (CBOE),
strike price $25, expires 1/17/09	14	(17)
Oracle Corp. (CBOE),
strike price $17.50, expires 1/17/09	17	(1)
Republic Services, Inc. (CBOE),
strike price $30, expires 1/17/09	33	(17)
Schering-Plough Corp. (CBOE),
strike price $25, expires 1/17/09	14	(11)

54	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

SPDR Trust Series 1 (CBOE),
strike price $76, expires 1/17/09	25	$(1)

		(139)

Total Options Written (premiums received—$610)		(456)

SECURITIES SOLD SHORT—(0.2)%
	Shares
Technology—(0.2)%
Research In Motion Ltd. (b) (proceeds—$10)	(230)	(9)

Total Investments net of options written and securities sold short (cost—$4,800)—102.6%		4,204

Other liabilities in excess of other assets—(2.6)%		(108)

Net Assets—100.0%		$4,096

Notes to Schedule of Investments
(a) All or partial amount segregated as collateral for options written and securities sold short.

(b) Non-income producing.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	55

Statements of Assets and Liabilities

December 31, 2008 (Unaudited)
Amounts in thousands, except per share amounts	Allianz Global Investors Multi-Style Fund	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund

Assets:
Investments, at value	$—	$396,842	$892,158	$92,569
Investments in Affiliates, at value	179,689	—	—	—
Repurchase agreement, at value	—	—	—	—
Cash	—	—	1	1
Security lending interest receivable (net)	—	—	12	—
Receivable for investments sold	—	1,305	17,191	975
Receivable for Fund shares sold	351	245	1,681	271
Dividends and interest receivable (net of foreign taxes)	—	1,363	820	75
Dividends and interest receivable from Affiliates	345	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	—	9,171	—
Total Assets	180,385	399,755	921,034	93,891

Liabilities:
Payable for investments purchased	—	3,752	—	2,211
Payable for investments in Affiliates purchased	345	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	—	2,646	15,540	7
Payable for collateral for securities on loan	569	—	32,676	—
Dividends payable	3	—	—	—
Investment advisory fees payable	—	147	328	33
Administration fees payable	56	126	216	20
Distribution fees payable	75	121	109	1
Servicing fees payable	35	74	69	2
Other payables	—	7	—	—
Total Liabilities	1,083	6,873	48,938	2,274
Net Assets	$179,302	$392,882	$872,096	$91,617

Net Assets Consist of:
Paid-in-capital	$237,906	$972,561	$1,328,843	$146,634
Undistributed (dividends in excess of) net investment income	(2,065)	830	742	46
Accumulated net realized loss	(9,154)	(449,498)	(271,787)	(33,056)
Net unrealized depreciation of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(47,385)	(131,011)	(185,702)	(22,007)
Net Assets	$179,302	$392,882	$872,096	$91,617

Net Assets:
Class A	$46,523	$136,175	$189,226	$5,226
Class B	33,476	82,336	18,288	—
Class C	87,252	103,281	61,826	2,280
Other Classes	12,051	71,090	602,756	84,111

Shares Issued and Outstanding:
Class A	5,806	20,748	16,096	846
Class B	4,142	13,086	1,719	—
Class C	10,823	16,373	5,793	375
Other Classes	1,516	10,721	50,344	13,518

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$8.01	$6.56	$11.76	$6.18
Class B	8.08	6.29	10.64	—
Class C	8.06	6.31	10.67	6.08

Cost of Investments	$—	$527,832	$1,087,031	$114,576
Cost of Investments in Affiliates	$227,074	$—	$—	$—
Cost of Repurchase Agreement	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

56	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

$775,330	$28,185	$17,612	$5,067	$17,575	$6,442,593	$789,479
—	—	—	—	—	—	—
—	—	2,527	—	—	—	—
—	—	—	1	1	1	—
23	—	—	—	—	32	—
—	—	93	—	—	—	3,684
1,033	15	628	1	345	53,168	4,183
576	60	235	5	111	33,031	2,176
—	—	—	—	—	—	—
9,794	—	—	—	—	45,448	—
786,756	28,260	21,095	5,074	18,032	6,574,273	799,522

—	475	2,279	—	91	58,596	7,195
—	—	—	—	—	—	—
—	—	95	—	—	—	—
3,165	85	—	—	78	22,671	2,511
54,055	—	—	—	364	141,744	6,703
—	—	—	—	—	—	—
266	11	9	3	8	2,242	282
180	7	4	1	5	1,456	214
77	4	—	—	4	717	64
60	3	—	—	3	784	100
—	—	—	—	—	—	22
57,803	585	2,387	4	553	228,210	17,091
$728,953	$27,675	$18,708	$5,070	$17,479	$6,346,063	$782,431

$1,180,159	$43,024	$28,810	$12,983	$38,633	$9,996,073	$1,292,189
(1,149)	50	41	14	71	21,441	2,101
(300,216)	(6,731)	(1,404)	(6,287)	(14,120)	(830,293)	(197,216)
(149,841)	(8,668)	(8,739)	(1,640)	(7,105)	(2,841,158)	(314,643)
$728,953	$27,675	$18,708	$5,070	$17,479	$6,346,063	$782,431

$164,769	$5,570	$1,152	$68	$6,749	$2,148,286	$231,928
20,788	3,346	—	—	2,073	171,516	18,082
44,083	3,077	1,822	43	4,930	741,246	81,407
499,313	15,682	15,734	4,959	3,727	3,285,015	451,014

10,987	594	130	9	943	224,821	20,746
1,546	376	—	—	297	17,949	1,623
3,277	345	207	6	714	77,767	7,313
32,065	1,631	1,766	669	510	341,174	40,192

$15.00	$9.38	$8.89	$7.38	$7.16	$9.56	$11.18
13.44	8.91	—	—	6.97	9.56	11.14
13.45	8.91	8.82	7.31	6.90	9.53	11.13

$934,965	$36,853	$26,354	$6,707	$24,681	$9,329,208	$1,104,122
$—	$—	$—	$—	$—	$—	$—
$—	$—	$2,527	$—	$—	$—	$—
$—	$—	$98	$—	$—	$—	$—

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	57

Statements of Assets and Liabilities  (Cont.)

December 31, 2008 (Unaudited)
Amounts in thousands, except per share amounts	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund

Assets:
Investments, at value	$10,101	$4,147,898	$25,644
Investments in Affiliates, at value	—	175,938	—
Cash	—	—	—
Securities lending interest receivable (net)	—	88	—
Receivable for investments sold	—	1,284	—
Receivable for Fund shares sold	103	32,548	2
Dividends and interest receivable (net of foreign taxes)	32	10,021	47
Contingent receivable from Letter of Credit (See note 7)	—	45,897	—
Total Assets	10,236	4,413,674	25,693

Liabilities:
Payable for investments purchased	299	33,159	—
Payable for securities sold short	—	—	—
Options written, at value	—	—	87
Payable for Fund shares redeemed	50	26,316	357
Payable for collateral for securities on loan	—	211,457	696
Investment advisory fees payable	4	1,895	13
Administration fees payable	3	971	8
Distribution fees payable	2	409	7
Servicing fees payable	1	427	5
Other payables	—	—	0
Total Liabilities	359	274,634	1,173
Net Assets	$9,877	$4,139,040	$24,520

Net Assets Consist of:
Paid-in-capital	$16,744	$5,108,977	$53,231
Undistributed (dividends in excess of) net investment income	40	35,502	90
Accumulated net realized loss	(2,780)	(240,880)	(6,262)
Net unrealized depreciation of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(4,127)	(764,559)	(22,539)
Total Net Assets	$9,877	$4,139,040	$24,520

Net Assets:
Class A	$5,172	$1,586,352	$10,900
Class B	—	123,666	4,723
Class C	3,369	368,220	7,403
Other Classes	1,336	2,060,802	1,494

Shares Issued and Outstanding:
Class A	589	83,196	2,146
Class B	—	6,723	973
Class C	385	20,075	1,527
Other Classes	153	105,075	286

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$8.78	$19.07	$5.08
Class B	—	18.40	4.85
Class C	8.74	18.34	4.85

Cost of Investments	$14,228	$4,885,308	$48,198
Cost of Investments in Affiliates	$—	$248,873	$—
Premiums Received for Options Written	$—	$—	$102
Cost of Securities Sold Short	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

58	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

OCC Growth Fund	OCC Opportunity Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$388,774	$177,030	$291,511	$297,403	$45,853	$4,669
—	—	—	—	—	—
—	1	1	1	—	1
—	97	7	—	1	—
—	1,250	—	—	465	10
1,269	94	132	215	385	12
319	—	55	535	31	3
1,551	3,654	4,665	—	—	—
391,913	182,126	296,371	298,154	46,735	4,695

—	922	—	177	39	128
—	—	—	—	—	10
—	—	—	4,275	—	456
776	358	1,425	561	14	—
21,643	34,193	30,621	907	2,876	—
150	75	118	108	17	3
118	40	85	69	9	1
116	30	105	9	1	—
71	19	52	14	1	1
25	—	—	13	—	—
22,899	35,637	32,406	6,133	2,957	599
$369,014	$146,489	$263,965	$292,021	$43,778	$4,096

$594,983	$263,964	$476,604	$394,464	$85,918	$6,066
(916)	(517)	(2,286)	492	23	(11)
(149,678)	(76,127)	(137,911)	(29,824)	(30,008)	(1,363)
(75,375)	(40,831)	(72,442)	(73,111)	(12,155)	(596)
$369,014	$146,489	$263,965	$292,021	$43,778	$4,096

$152,608	$43,721	$85,482	$34,885	$1,915	$1,568
13,982	4,011	8,439	4,584	938	—
172,497	47,540	163,945	5,555	1,418	279
29,927	51,217	6,099	246,997	39,507	2,249

8,051	3,047	8,638	3,983	1,163	148
893	374	1,058	546	596	—
11,015	4,435	20,565	661	904	27
1,726	4,219	593	27,789	22,700	211

$18.95	$14.35	$9.90	$8.76	$1.65	$10.55
15.66	10.72	7.98	8.39	1.57	—
15.66	10.72	7.97	8.41	1.57	10.33

$465,708	$221,515	$367,926	$374,859	$58,008	$5,420
$—	$—	$—	$—	$—	$—
$—	$—	$—	$8,621	$—	$610
$—	$—	$—	$—	$—	$10

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	59

Statements of Operations

For the Six Months Ended December 31, 2008 (unaudited)

Amounts in thousands	Allianz Global Investors Multi-Style Fund	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund

Investment Income:
Interest	$—	$81	$154	$23
Dividends, net of foreign withholding taxes	—	10,013	7,302	644
Dividends from investments in Affiliates	5,621	—	—	—
Security lending income (net)	—	266	40	—
Miscellaneous income	—	2	8	—
Total Income	5,621	10,362	7,504	667

Expenses:
Investment advisory fees	—	1,267	2,648	247
Administration fees	431	1,085	1,708	145
Distribution fees — Class B	173	444	107	—
Distribution fees — Class C	420	554	319	9
Servicing fees — Class A	68	244	363	8
Servicing fees — Class B	57	148	36	—
Servicing fees — Class C	140	185	106	3
Distribution and/or servicing fees — Other Classes	—	114	499	2
Trustees’ fees	1	54	111	6
Interest expense	—	3	—	—
Tax expense	—	—	—	—
Miscellaneous expense	—	—	12	—
Total Expenses	1,290	4,098	5,909	420
Reimbursement by Adviser	—	—	(13)	—
Net Expenses	1,290	4,098	5,896	420
Net Investment Income (Loss)	4,331	6,264	1,608	247

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	(282,692)	(253,620)	(26,309)
Investments in Affiliates	(10,657)	—	—	—
Options written	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	4,029	—	—	—
Payments from Affiliates (see Note 12)	—	297	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	69,938	(273,090)	(22,837)
Investments in Affiliates	(55,238)	—	—	—
Options written	—	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	—	3,457	—
Net Realized and Change in Unrealized Loss	(61,866)	(212,457)	(523,253)	(49,146)
Net Decrease in Net Assets Resulting from Investment Operations	$(57,535)	$(206,193)	$(521,645)	$(48,899)

60	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

$294	$8	$425	$1	$3	$1,132	$165
3,677	343	240	68	595	163,399	15,366
—	—	—	—	—	—	—
83	—	—	—	8	374	—
10	—	3	—	—	26	2
4,064	351	668	69	606	164,931	15,533

2,339	91	63	38	80	15,658	1,957
1,570	59	26	15	44	10,055	1,466
123	20	—	—	10	890	93
236	17	3	—	19	3,656	372
285	9	1	—	9	3,416	352
41	7	—	—	3	297	31
79	6	1	—	6	1,219	124
444	1	—	—	4	1,898	230
95	2	1	1	2	666	76
5	2	—	1	—	—	10
—	—	—	—	1	—	14
11	—	1	—	—	65	—
5,228	214	96	55	178	37,820	4,725
(14)	—	—	—	—	(58)	—
5,214	214	96	55	178	37,762	4,725
(1,150)	137	572	14	428	127,169	10,808

(293,281)	(6,314)	(1,250)	(3,868)	(11,962)	(829,663)	(153,411)
—	—	—	—	—	—	—
—	—	99	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	2	—

(271,867)	(8,522)	(6,116)	(2,570)	1,010	(1,685,861)	(194,206)
—	—	—	—	—	—	—
—	—	(17)	—	—	—	—
3,722	—	—	—	—	19,179	—
(561,426)	(14,836)	(7,284)	(6,438)	(10,952)	(2,496,343)	(347,617)
$(562,576)	$(14,699)	$(6,712)	$(6,424)	$(10,524)	$(2,369,174)	$(336,809)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	61

Statements of Operations  (Cont.)

For the Six Months Ended December 31, 2008 (Unaudited)

Amounts in thousands	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund

Investment Income:
Interest	$3	$1,751	$1
Dividends, net of foreign withholding taxes	235	75,228	345
Dividends from investments in Affiliates	—	2,491	—
Security lending income (net)	—	1,787	3
Miscellaneous income	—	30	—
Total Income	238	81,287	349

Expenses:
Investment advisory fees	30	12,469	106
Administration fees	19	6,399	69
Distribution fees — Class B	—	605	26
Distribution fees — Class C	12	1,596	37
Servicing fees — Class A	7	2,038	20
Servicing fees — Class B	—	202	9
Servicing fees — Class C	4	532	13
Distribution and/or servicing fees — Other Classes	—	978	—
Dividends on securities sold short	—	—	—
Trustees’ fees	1	420	3
Interest expense	—	—	2
Tax expense	—	1	1
Miscellaneous expense	—	37	—
Total Expenses	73	25,277	286
Reimbursement by Adviser	—	(77)	—
Net Expenses	73	25,200	286
Net Investment Income (Loss)	165	56,087	63

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,429)	(246,858)	(2,636)
Investments in Affiliates	—	6,508	—
Options written	—	—	933
Securities sold short	—	—	—
Foreign currency transactions	—	2	—
Payments from Affiliates (see Note 12)	—	—	2
Net change in unrealized appreciation/depreciation of:
Investments	(1,493)	(1,060,727)	(12,731)
Investments in Affiliates	—	7,538	—
Options written	—	—	(103)
Securities sold short	—	—	—
Contingent receivable from Letter of Credit (see Note 7)	—	19,052	—
Foreign currency transactions	—	(4)	—
Net Realized and Change in Unrealized Loss	(3,922)	(1,274,489)	(14,535)
Net Decrease in Net Assets Resulting from Investment Operations	$(3,757)	$(1,218,402)	$(14,472)

62	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

OCC Growth Fund	OCC Opportunity Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$52	$8	$47	$34	$6	$4
2,443	107	700	2,694	241	25
—	—	—	—	—	—
—	817	293	—	13	—
—	—	2	1	—	—
2,495	932	1,042	2,729	260	29

1,151	657	1,138	843	137	26
899	350	819	533	78	8
70	23	57	23	5	—
827	242	971	26	6	2
238	73	163	54	3	2
23	8	19	8	2	—
276	81	324	9	2	1
9	—	1	63	2	—
—	—	—	—	—	1
44	19	38	33	5	—
3	—	—	4	—	—
—	—	—	—	—	—
4	2	4	—	—	—
3,544	1,455	3,534	1,596	240	40
(2)	(7)	(8)	—	—	—
3,542	1,448	3,526	1,596	240	40
(1,047)	(516)	(2,484)	1,133	20	(11)

(65,132)	(54,430)	(133,417)	(26,004)	(13,023)	(1,142)
—	—	—	—	—	—
—	—	—	(3,036)	—	(90)
—	—	—	—	—	76
—	—	1	—	—	—
—	—	—	—	—	—

(115,356)	(42,037)	(152,880)	(108,399)	(14,762)	(852)
—	—	—	—	—	—
—	—	—	2,074	—	46
—	—	—	—	—	(28)
656	1,500	1,980	—	—	—
(3)	—	—	—	—	—
(179,835)	(94,967)	(284,316)	(135,365)	(27,785)	(1,990)
$(180,882)	$(95,483)	$(286,800)	$(134,232)	$(27,765)	$(2,001)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	63

Statements of Changes in Net Assets

Amounts in thousands	Allianz Global Investors Multi- Style Fund		Allianz Global Investors Value Fund		CCM Capital Appreciation Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,331	$6,933	$6,264	$16,419	$1,608	$2,365
Net realized gain (loss) on investments and options written	—	—	(282,692)	(153,910)	(253,620)	53,607
Net realized loss on investments in Affiliates	(10,657)	(3,812)	—	—	—	—
Payments from Affiliates (see Note 12)	—	—	297	—	—	—
Net capital gain distributions received from underlying Affiliated funds	4,029	16,987	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, and contingent receivable from Letter of Credit	—	—	69,938	(361,858)	(269,633)	(137,847)
Net change in unrealized appreciation/depreciation of investments in Affiliates	(55,238)	(38,360)	—	—	—	—
Net decrease resulting from investment operations	(57,535)	(18,252)	(206,193)	(499,349)	(521,645)	(81,875)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(1,787)	(4,878)	(6,424)	(6,270)	—	(1,328)
Class B	(1,143)	(4,172)	(2,900)	(1,296)	—	—
Class C	(2,968)	(8,957)	(3,688)	(1,731)	—	—
Other Classes	(497)	(1,188)	(3,340)	(4,270)	(867)	(5,047)
Net realized gains
Class A	—	(1,783)	—	(84,089)	—	(37,886)
Class B	—	(1,988)	—	(52,552)	—	(5,571)
Class C	—	(4,096)	—	(66,416)	—	(12,814)
Other Classes	—	(328)	—	(52,424)	—	(82,944)
Class II — (Liquidated)	—	—	—	—	—	—
Return of Capital
Class A	—	(796)	—	—	—	—
Class B	—	(885)	—	—	—	—
Class C	—	(1,829)	—	—	—	—
Other Classes	—	(146)	—	—	—	—
Total Dividends and Distributions to Shareholders	(6,395)	(31,046)	(16,352)	(269,048)	(867)	(145,590)

Fund Share Transactions:
Net proceeds from the sale of fund shares	20,057	58,978	23,531	140,789	175,359	547,778
Issued in reinvestment of distributions	5,183	24,719	14,242	232,772	799	119,533
Cost of shares redeemed	(60,015)	(91,138)	(197,972)	(695,828)	(289,787)	(575,963)
Class II — (Liquidated)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(34,775)	(7,441)	(160,199)	(322,267)	(113,629)	91,348
Fund Redemption Fees	—	1	1	9	17	31
Total Increase (Decrease) in Net Assets	(98,705)	(56,738)	(382,743)	(1,090,655)	(636,124)	(136,086)

Net Assets:
Beginning of period	278,007	334,745	775,625	1,866,280	1,508,220	1,644,306
End of period*	$179,302	$278,007	$392,882	$775,625	$872,096	$1,508,220
* Including undistributed (dividends in excess of) net investment income of:	$(2,065)	$(1)	$830	$10,918	$742	$1

64	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Focused Growth Fund		CCM Mid-Cap Fund		NACM Growth Fund		NACM Income & Growth Fund		NACM Mid-Cap Growth Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$247	$199	$(1,150)	$(2,614)	$137	$(106)	$572	$1,167	$14	$—
(26,309)	(6,328)	(293,281)	60,724	(6,314)	(338)	(1,151)	890	(3,868)	125
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(22,837)	(3,388)	(268,145)	(65,074)	(8,522)	(1,782)	(6,133)	(2,576)	(2,570)	(2,287)
—	—	—	—	—	—	—	—	—	—
(48,899)	(9,517)	(562,576)	(6,964)	(14,699)	(2,226)	(6,712)	(519)	(6,424)	(2,162)

—	(3)	—	—	(9)	—	(44)	(32)	—	—
—	—	—	—	—	—	—	—	—	—
—	(1)	—	—	—	—	(34)	(23)	—	—
(308)	(145)	—	—	(78)	—	(723)	(950)	—	—

—	(1)	—	(34,037)	—	(223)	(49)	(27)	—	(1)
—	—	—	(6,860)	—	(189)	—	—	—	—
—	(1)	—	(11,459)	—	(196)	(44)	(23)	—	—
—	(26)	—	(90,459)	—	(46)	(724)	(947)	(1)	(968)
—	—	—	—	—	—	—	—	—	(1,869)

—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(308)	(177)	—	(142,815)	(87)	(654)	(1,618)	(2,002)	(1)	(2,838)

14,121	108,901	145,053	586,561	27,121	15,768	3,642	1,752	424	30,931
228	114	—	133,758	86	539	1,566	1,971	1	969
(8,333)	(19,656)	(274,892)	(485,554)	(9,279)	(13,436)	(791)	(117)	(6,152)	(21,045)
—	—	—	—	—	—	—	—	—	(15,764)
6,016	89,359	(129,839)	234,765	17,928	2,871	4,417	3,606	(5,727)	(4,909)
1	—	5	13	—	—	—	—	—	—
(43,190)	79,665	(692,410)	84,999	3,142	(9)	(3,913)	1,085	(12,152)	(9,909)

134,807	55,142	1,421,363	1,336,364	24,533	24,542	22,621	21,536	17,222	27,131
$91,617	$134,807	$728,953	$1,421,363	$27,675	$24,533	$18,708	$22,621	$5,070	$17,222
$46	$107	$(1,149)	$1	$50	$—	$41	$270	$14	$—

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	65

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ All-Cap Value Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$428	$849	$127,169	$200,045	$10,808	$18,301
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	(11,962)	(1,743)	(829,663)	542,890	(153,411)	(39,980)
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates (see Note 12)	—	—	2	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, securities sold short, contingent receivable from
Letter of Credit and foreign currency transactions	1,010	(9,453)	(1,666,682)	(2,008,986)	(194,206)	(165,075)
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—	—
Net decrease resulting from investment operations	(10,524)	(10,347)	(2,369,174)	(1,266,051)	(336,809)	(186,754)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(355)	(271)	(42,810)	(86,203)	(2,773)	(6,644)
Class B	(92)	(61)	(2,634)	(5,027)	(142)	(290)
Class C	(240)	(123)	(11,263)	(19,528)	(594)	(1,070)
Other Classes	(191)	(371)	(55,781)	(87,762)	(5,464)	(10,118)
Net realized capital gains
Class A	—	(2,701)	(136,161)	(187,585)	—	(5,774)
Class B	—	(1,343)	(10,721)	(22,011)	—	(644)
Class C	—	(2,201)	(46,501)	(83,104)	—	(1,955)
Other Classes	—	(4,488)	(179,441)	(155,146)	—	(6,680)
Total Dividends and Distributions to Shareholders	(878)	(11,559)	(485,312)	(646,366)	(8,973)	(33,175)

Fund Share Transactions:
Net proceeds from the sale of fund shares	6,097	25,721	2,455,529	3,344,329	391,584	1,147,185
Issued in reinvestment of distributions	725	10,184	417,598	539,146	7,349	26,777
Cost of shares redeemed	(11,523)	(24,373)	(1,541,912)	(2,772,845)	(311,258)	(497,278)
Net increase (decrease) from Fund share transactions	(4,701)	11,532	1,331,215	1,110,630	87,675	676,684
Fund Redemption Fees	1	—	139	61	9	26
Total Increase (Decrease) in Net Assets	(16,102)	(10,374)	(1,523,132)	(801,726)	(258,098)	456,781

Net Assets:
Beginning of period	33,581	43,955	7,869,195	8,670,921	1,040,529	583,748
End of period*	$17,479	$33,581	$6,346,063	$7,869,195	$782,431	$1,040,529
* Including undistributed (dividends in excess of) net investment income:	$71	$521	$21,441	$6,760	$2,101	$266

66	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NFJ Mid-Cap Value Fund		NFJ Small-Cap Value Fund		OCC Equity Premium Strategy Fund		OCC Growth Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$165	$226	$56,087	$58,340	$63	$12	$(1,047)	$(4,028)
(2,429)	294	(246,856)	576,742	(1,703)	5,551	(65,132)	52,324
—	—	6,508	(8,211)	—	—	—	—
—	—	—	—	2	—	—	—

(1,493)	(3,466)	(1,041,679)	(960,659)	(12,834)	(14,031)	(114,703)	(56,738)
—	—	7,538	(13,163)	—	—	—	—
(3,757)	(2,946)	(1,218,402)	(346,951)	(14,472)	(8,468)	(180,882)	(8,442)

(75)	(122)	(26,139)	(29,645)	—	—	—	—
—	—	(464)	(2,343)	—	—	—	—
(33)	(45)	(2,817)	(5,131)	—	—	—	—
(24)	(59)	(38,922)	(37,467)	—	—	—	—

(159)	(250)	(155,172)	(153,984)	(101)	(1,642)	—	—
—	—	(13,305)	(23,086)	(46)	(882)	—	—
(105)	(151)	(38,695)	(48,532)	(65)	(1,153)	—	—
(45)	(82)	(195,732)	(164,185)	(13)	(241)	—	—
(441)	(709)	(471,246)	(464,373)	(225)	(3,918)	—	—

4,305	7,629	1,899,246	1,350,403	1,873	8,006	57,819	254,101
341	560	386,791	393,460	192	3,367	—	—
(2,225)	(9,588)	(757,633)	(1,423,306)	(8,889)	(23,913)	(68,051)	(262,584)
2,421	(1,399)	1,528,404	320,557	(6,824)	(12,540)	(10,232)	(8,483)
—	—	94	21	—	1	—	1
(1,777)	(5,054)	(161,150)	(490,746)	(21,521)	(24,925)	(191,114)	(16,924)

11,654	16,708	4,300,190	4,790,936	46,041	70,966	560,128	577,052
$9,877	$11,654	$4,139,040	$4,300,190	$24,520	$46,041	$369,014	$560,128
$40	$7	$35,502	$47,757	$90	$27	$(916)	$131

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	67

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Opportunity Fund		OCC Target Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(516)	$(2,242)	$(2,484)	$(6,901)
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	(54,430)	(12,381)	(133,416)	85,543
Net change in unrealized depreciation of investments, options written, securities sold short and foreign currency transactions	(40,537)	(37,080)	(150,900)	(74,578)
Net increase (decrease) resulting from investment operations	(95,483)	(51,703)	(286,800)	4,064

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—
Other Classes	—	—	—	—
Net realized capital gains
Class A	—	(7,509)	(12,276)	(16,815)
Class B	—	(2,077)	(1,467)	(4,115)
Class C	—	(18,732)	(28,536)	(45,695)
Other Classes	—	(3,992)	(840)	(1,165)
Total Dividends and Distributions to Shareholders	—	(32,310)	(43,119)	(67,790)

Fund Share Transactions:
Net proceeds from the sale of common stock	26,478	132,147	23,274	121,129
Issued in reinvestment of distributions	—	27,032	34,027	53,574
Cost of shares redeemed	(31,447)	(89,194)	(57,758)	(186,120)
Net increase (decrease) from Fund share transactions	(4,969)	69,985	(457)	(11,417)
Fund Redemption Fees	—	1	3	2
Total Decrease in Net Assets	(100,452)	(14,027)	(330,373)	(75,141)

Net Assets:
Beginning of period	246,941	260,968	594,338	669,479
End of period*	$146,489	$246,941	$263,965	$594,338
* Including undistributed (dividends in excess of) net investment income:	$(517)	$(1)	$(2,286)	$198

68	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$1,133	$2,210	$20	$(39)	$(11)	$(28)
(29,040)	23,693	(13,023)	5,277	(1,156)	(53)
(106,325)	(59,031)	(14,762)	(10,291)	(834)	(76)
(134,232)	(33,128)	(27,765)	(5,053)	(2,001)	(157)

(129)	(111)	—	—	—	—
(1,814)	(2,597)	—	—	—	—

(847)	(3,971)	(9)	(37)	—	(48)
(117)	(871)	(4)	(25)	—	—
(143)	(842)	(5)	(28)	—	(16)
(5,906)	(37,144)	(172)	(716)	—	(105)
(8,956)	(45,536)	(190)	(806)	—	(169)

51,508	183,174	5,098	8,035	666	2,566
8,684	43,349	184	774	—	165
(95,784)	(211,438)	(7,849)	(14,565)	(663)	(477)
(35,592)	15,085	(2,567)	(5,756)	3	2,254
7	8	—	—	—	—
(178,773)	(63,571)	(30,522)	(11,615)	(1,998)	1,928

470,794	534,365	74,300	85,915	6,094	4,166
$292,021	$470,794	$43,778	$74,300	$4,096	$6,094
$492	$1,302	$23	$3	$(11)	$—

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	69

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
Allianz Global Investors Multi-Style Fund
Class A
12/31/2008+	$10.62	$0.21	$(2.50)	$(2.29)	$(0.32)	$—
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)
6/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)
6/30/2006	11.08	0.19	0.80	0.99	(0.16)	(0.13)
6/30/2005	10.60	0.22	0.50	0.72	(0.24)	—
6/30/2004	9.28	0.24	1.29	1.53	(0.21)	—
Class B
12/31/2008+	$10.70	$0.16	$(2.51)	$(2.35)	$(0.27)	$—
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.61)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—
6/30/2004	9.25	0.17	1.29	1.46	(0.16)	—
Class C
12/31/2008+	$10.68	$0.17	$(2.52)	$(2.35)	$(0.27)	$—
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)
6/30/2007	11.72	0.15	1.46	1.61	(0.63)	(0.15)
6/30/2006	11.01	0.10	0.81	0.91	(0.07)	(0.13)
6/30/2005	10.55	0.14	0.48	0.62	(0.16)	—
6/30/2004	9.25	0.16	1.26	1.42	(0.12)	—
Allianz Global Investors Value Fund
Class A
12/31/2008+	$9.97	$0.11	$(3.20)	$(3.09)	$(0.32)	$—
6/30/2008	18.31	0.22	(5.55)	(5.33)	(0.18)	(2.83)
6/30/2007	16.09	0.19	3.47	3.66	(0.20)	(1.24)
6/30/2006	17.25	0.17	1.19	1.36	(0.17)	(2.35)
6/30/2005	17.16	0.14	0.48	0.62	(0.07)	(0.46)
6/30/2004	12.71	0.10	4.41	4.51	(0.06)	—
Class B
12/31/2008+	$9.48	$0.07	$(3.03)	$(2.96)	$(0.23)	$—
6/30/2008	17.54	0.11	(5.28)	(5.17)	(0.06)	(2.83)
6/30/2007	15.47	0.06	3.33	3.39	(0.08)	(1.24)
6/30/2006	16.70	0.05	1.13	1.18	(0.06)	(2.35)
6/30/2005	16.69	0.01	0.48	0.49	(0.02)	(0.46)
6/30/2004	12.42	(0.02)	4.31	4.29	(0.02)	—
Class C
12/31/2008+	$9.50	$0.07	$(3.03)	$(2.96)	$(0.23)	$—
6/30/2008	17.58	0.11	(5.30)	(5.19)	(0.06)	(2.83)
6/30/2007	15.50	0.06	3.34	3.40	(0.08)	(1.24)
6/30/2006	16.70	0.05	1.14	1.19	(0.04)	(2.35)
6/30/2005	16.70	0.01	0.47	0.48	(0.02)	(0.46)
6/30/2004	12.43	(0.02)	4.31	4.29	(0.02)	—
CCM Capital Appreciation Fund
Class A
12/31/2008+	$18.14	$0.01	$(6.39)	$(6.38)	$— (b)	$—
6/30/2008	21.00	0.02	(0.92)	(0.90)	(0.06)	(1.90)
6/30/2007	19.71	0.04	2.64	2.68	(0.02)	(1.37)
6/30/2006	17.93	0.04	1.74	1.78	— (b)	—
6/30/2005	16.28	0.08	1.64	1.72	(0.07)	—
6/30/2004	14.03	(0.01)	2.26	2.25	—	—
*	Annualized
+	Unauditied
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Fund invests.
(d)	Repayments by the Adviser increased the end of period net asset value by $0.01 per share and the total return by 0.05%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $17.24 and 3.55%, respectively.
(e)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

70	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.32)	$—	(b)	$8.01		(21.67)%		$46,523	0.65	%*(c)	4.55	%*	14%
(0.14)	(1.32)	—	(b)	10.62		(5.45)		63,265	0.65	(c)	2.74		17
—	(0.92)	—	(b)	12.57		14.82		70,370	0.72	(c)	1.98		17
—	(0.29)	—	(b)	11.78		9.03		65,643	0.65	(c)	1.65		6
—	(0.24)	—		11.08		6.84		48,049	0.65	(c)	2.04		25
—	(0.21)	—		10.60		16.21		35,618	0.65	(c)	2.34		23

$—	$(0.27)	$—	(b)	$8.08		(21.98)%		$33,476	1.40	%*(c)	3.34	%*	14%
(0.14)	(1.15)	—	(b)	10.70		(6.07)		60,519	1.40	(c)	2.03		17
—	(0.76)	—	(b)	12.57		13.98		82,725	1.47	(c)	1.19		17
—	(0.20)	—	(b)	11.72		8.20		80,506	1.40	(c)	0.86		6
—	(0.16)	—		11.01		5.91		71,858	1.40	(c)	1.30		25
—	(0.16)	—		10.55		15.39		62,692	1.40	(c)	1.64		23

$—	$(0.27)	$—	(b)	$8.06		(22.00)%		$87,252	1.40	%*(c)	3.57	%*	14%
(0.14)	(1.16)	—	(b)	10.68		(6.10)		138,659	1.40	(c)	1.99		17
—	(0.78)	—	(b)	12.55		14.06		168,495	1.47	(c)	1.23		17
—	(0.20)	—	(b)	11.72		8.21		140,987	1.40	(c)	0.87		6
—	(0.16)	—		11.01		5.92		120,586	1.40	(c)	1.31		25
—	(0.12)	—		10.55		15.35		100,419	1.40	(c)	1.61		23

$—	$(0.32)	$—	(b)	$6.56	(h)	(30.94	)%(h)	$136,175	1.12	%*	2.56	%*	113%
—	(3.01)	—	(b)	9.97		(33.44)		260,550	1.11		1.51		97
—	(1.44)	—	(b)	18.31		23.19		628,659	1.10		1.09		95
—	(2.52)	—	(b)	16.09		8.11		612,706	1.11		1.03		63
—	(0.53)	—		17.25	(d)	3.60(d	)	930,699	1.11	(e)	0.80		101
—	(0.06)	—		17.16		35.58		867,400	1.11		0.61		67

$—	$(0.23)	$—	(b)	$6.29	(i)	(31.21	)%(i)	$82,336	1.87	%*	1.81	%*	113%
—	(2.89)	—	(b)	9.48		(33.86)		159,172	1.86		0.76		97
—	(1.32)	—	(b)	17.54		22.27		377,067	1.85		0.34		95
—	(2.41)	—	(b)	15.47		7.23		383,135	1.86		0.30		63
—	(0.48)	—		16.70	(f)	2.87	(f)	506,068	1.86	(e)	0.05		101
—	(0.02)	—		16.69		34.55		475,577	1.86		(0.14)		67

$—	$(0.23)	$—	(b)	$6.31	(j)	(31.13	)%(j)	$103,281	1.87	%*	1.82	%*	113%
—	(2.89)	—	(b)	9.50		(33.89)		196,674	1.86		0.76		97
—	(1.32)	—	(b)	17.58		22.28		468,853	1.85		0.34		95
—	(2.39)	—	(b)	15.50		7.31		484,061	1.86		0.28		63
—	(0.48)	—		16.70	(g)	2.82	(g)	728,865	1.86	(e)	0.05		101
—	(0.02)	—		16.70		34.53		699,047	1.86		(0.14)		67

$—	$— (b)	$—	(b)	$11.76		(35.17)%		$189,226	1.11	%*	0.14	%*	75%
—	(1.96)	—	(b)	18.14		(5.43)		399,869	1.09		0.08		134
—	(1.39)	—	(b)	21.00		14.18		448,379	1.08		0.21		150
—	—	—	(b)	19.71		9.95		361,002	1.12		0.19		161
—	(0.07)	—		17.93		10.58		271,755	1.11		0.48		137
—	—	—		16.28		16.04		174,260	1.11		(0.05)		148
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $6.56 and (49.00)%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $6.29 and (49.33)%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $6.31 and (49.28)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	71

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income		Distributions to Shareholders from Net Realized Gains
CCM Capital Appreciation Fund (cont.)
Class B
12/31/2008+	$16.48	$(0.04)	$(5.80)	$(5.84)	$—	(b)	$—
6/30/2008	19.33	(0.12)	(0.83)	(0.95)	—	(b)	(1.90)
6/30/2007	18.35	(0.10)	2.45	2.35	—	(b)	(1.37)
6/30/2006	16.82	(0.10)	1.63	1.53	—	(b)	—
6/30/2005	15.34	(0.04)	1.53	1.49	(0.01)		—
6/30/2004	13.31	(0.12)	2.15	2.03	—		—
Class C
12/31/2008+	$16.53	$(0.04)	$(5.82)	$(5.86)	$—	(b)	$—
6/30/2008	19.37	(0.12)	(0.82)	(0.94)	—	(b)	(1.90)
6/30/2007	18.39	(0.10)	2.45	2.35	—	(b)	(1.37)
6/30/2006	16.85	(0.10)	1.64	1.54	—	(b)	—
6/30/2005	15.37	(0.04)	1.54	1.50	(0.02)		—
6/30/2004	13.34	(0.12)	2.15	2.03	—		—
CCM Focused Growth Fund
Class A
12/31/2008+	$9.67	$— (b)	$(3.49)	$(3.49)	$—	(b)	$—
6/30/2008	10.47	(0.01)	(0.78)	(0.79)	(0.01)		— (b)
7/05/2006† - 6/30/2007	9.30	(0.02)	1.36	1.34	(0.03)		(0.14)
Class C
12/31/2008+	$9.55	$(0.03)	$(3.44)	$(3.47)	$—	(b)	$—
6/30/2008	10.42	(0.09)	(0.78)	(0.87)	—	(b)	— (b)
7/05/2006† - 6/30/2007	9.30	(0.09)	1.36	1.27	(0.01)		(0.14)
CCM Mid-Cap Fund
Class A
12/31/2008+	$25.56	$(0.03)	$(10.53)	$(10.56)	$—		$—
6/30/2008	28.34	(0.07)	0.36	0.29	—		(3.07)
6/30/2007	27.57	(0.01)	3.65	3.64	—		(2.87)
6/30/2006	24.47	(0.02)	3.12	3.10	—		—
6/30/2005	21.26	(0.02)	3.23	3.21	—		—
6/30/2004	17.28	(0.06)	4.04	3.98	—		—
Class B
12/31/2008+	$23.00	$(0.10)	$(9.46)	$(9.56)	$—		$—
6/30/2008	25.97	(0.25)	0.35	0.10	—		(3.07)
6/30/2007	25.68	(0.19)	3.35	3.16	—		(2.87)
6/30/2006	22.96	(0.20)	2.92	2.72	—		—
6/30/2005	20.10	(0.17)	3.03	2.86	—		—
6/30/2004	16.46	(0.19)	3.83	3.64	—		—
Class C
12/31/2008+	$23.01	$(0.09)	$(9.47)	$(9.56)	$—		$—
6/30/2008	25.99	(0.25)	0.34	0.09	—		(3.07)
6/30/2007	25.69	(0.20)	3.37	3.17	—		(2.87)
6/30/2006	22.97	(0.20)	2.92	2.72	—		—
6/30/2005	20.11	(0.17)	3.03	2.86	—		—
6/30/2004	16.47	(0.19)	3.83	3.64	—		—
*	Annualized
†	Commencement of operations
+	Unauditied
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.55 and 12.60%, respectively.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.66 and 11.78%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.67 and 11.77%, respectively.

72	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$— (b)	$—	(b)	$10.64		(35.44)%	$18,288	1.86	%*	(0.61)%*	75%
—	(1.90)	—	(b)	16.48		(6.17)	41,429	1.84		(0.66)	134
—	(1.37)	—	(b)	19.33		13.36	60,862	1.83		(0.52)	150
—	—	—	(b)	18.35		9.10	75,309	1.87		(0.56)	161
—	(0.01)	—		16.82		9.74	67,785	1.86		(0.24)	137
—	—	—		15.34		15.25	70,884	1.86		(0.80)	148

$—	$— (b)	$—	(b)	$10.67		(35.41)%	$61,826	1.86	%*	(0.59)%*	75%
—	(1.90)	—	(b)	16.53		(6.16)	113,744	1.84		(0.67)	134
—	(1.37)	—	(b)	19.37		13.33	134,475	1.83		(0.53)	150
—	—	—	(b)	18.39		9.14	138,280	1.87		(0.56)	161
—	(0.02)	—		16.85		9.74	111,461	1.86		(0.24)	137
—	—	—		15.37		15.22	101,288	1.86		(0.80)	148

$—	$— (b)	$—	(b)	$6.18		(36.09)%	$5,226	1.11	%*	0.11%*	77%
—	(0.01)	—	(b)	9.67		(7.55)	7,418	1.12		(0.13)	143
—	(0.17)	—		10.47		14.60	1,704	1.11	*	(0.23)*	106

$—	$— (b)	$—	(b)	$6.08		(36.32)%	$2,280	1.86	%*	(0.66)%*	77%
—	— (b)	—	(b)	9.55		(8.30)	2,706	1.86		(0.89)	143
—	(0.15)	—		10.42		13.81	1,351	1.86	*	(0.91)*	106

$—	$—	$—	(b)	$15.00		(41.31)%	$164,769	1.11	%*	(0.32)%*	75%
—	(3.07)	—	(b)	25.56		0.31	307,962	1.09		(0.28)	149
—	(2.87)	—	(b)	28.34		14.52	334,271	1.09		(0.05)	164
—	—	—	(b)	27.57	(c)	12.67 (c)	353,019	1.11		(0.06)	174
—	—	—		24.47		15.10	209,885	1.11		(0.08)	140
—	—	—		21.26		23.03	145,095	1.11		(0.29)	165

$—	$—	$—	(b)	$13.44		(41.57)%	$20,788	1.86	%*	(1.09)%*	75%
—	(3.07)	—	(b)	23.00		(0.44)	47,947	1.84		(1.02)	149
—	(2.87)	—	(b)	25.97		13.67	64,763	1.84		(0.79)	164
—	—	—	(b)	25.68	(d)	11.85 (d)	85,023	1.86		(0.81)	174
—	—	—		22.96		14.23	61,076	1.86		(0.84)	140
—	—	—		20.10		22.11	63,988	1.86		(1.04)	165

$—	$—	$—	(b)	$13.45		(41.55)%	$44,083	1.86	%*	(1.08)%*	75%
—	(3.07)	—	(b)	23.01		(0.48)	86,421	1.84		(1.02)	149
—	(2.87)	—	(b)	25.99		13.71	102,361	1.84		(0.80)	164
—	—	—	(b)	25.69	(e)	11.84 (e)	122,217	1.86		(0.80)	174
—	—	—		22.97		14.22	88,789	1.86		(0.83)	140
—	—	—		20.11		22.10	79,106	1.86		(1.04)	165

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	73

Financial Highlights  (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Growth Fund
Class A
12/31/2008+	$14.09	$0.05	$(4.75)	$(4.70)	$(0.01)	$— (b)
6/30/2008	15.20	— (b)	(0.78)	(0.78)	—	(0.33)
6/30/2007	12.89	0.02	2.63	2.65	—	(0.34)
6/30/2006	12.72	0.01	1.17	1.18	—	(1.01)
6/30/2005	11.94	0.01	1.06	1.07	—	(0.29)
6/30/2004	11.21	(0.07)	0.93	0.86	—	(0.13)
Class B
12/31/2008+	$13.41	$—	$(4.50)	$(4.50)	$— (b)	$— (b)
6/30/2008	14.59	(0.10)	(0.75)	(0.85)	—	(0.33)
6/30/2007	12.47	(0.09)	2.55	2.46	—	(0.34)
6/30/2006	12.44	(0.09)	1.13	1.04	—	(1.01)
6/30/2005	11.76	(0.08)	1.05	0.97	—	(0.29)
6/30/2004	11.13	(0.15)	0.91	0.76	—	(0.13)
Class C
12/31/2008+	$13.41	$—	$(4.50)	$(4.50)	$— (b)	$— (b)
6/30/2008	14.58	(0.11)	(0.73)	(0.84)	—	(0.33)
6/30/2007	12.47	(0.10)	2.55	2.45	—	(0.34)
6/30/2006	12.43	(0.08)	1.13	1.05	—	(1.01)
6/30/2005	11.76	(0.08)	1.04	0.96	—	(0.29)
6/30/2004	11.13	(0.15)	0.91	0.76	—	(0.13)
NACM Income & Growth Fund
Class A
12/31/2008+	$13.87	$0.32	$(4.74)	$(4.42)	$(0.18)	$(0.38)
6/30/2008	15.54	0.74	(1.08)	(0.34)	(0.65)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.28	0.51	0.79	(0.22)	(0.03)
Class C
12/31/2008+	$13.82	$0.27	$(4.70)	$(4.43)	$(0.19)	$(0.38)
6/30/2008	15.51	0.63	(1.09)	(0.46)	(0.55)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.27	0.48	0.75	(0.21)	(0.03)
NACM Mid-Cap Growth Fund
Class A
12/31/2008+	$11.87	$—	$(4.49)	$(4.49)	$—	$— (b)
7/30/2007† - 06/30/2008	12.55	(0.03)	(0.41)	(0.44)	—	(0.24)
Class C
12/31/2008+	$11.79	$(0.03)	$(4.45)	$(4.48)	$—	$— (b)
7/30/2007† - 06/30/2008	12.55	(0.12)	(0.40)	(0.52)	—	(0.24)
NFJ All-Cap Value Fund
Class A
12/31/2008+	$11.35	$0.18	$(3.94)	$(3.76)	$(0.43)	$—
6/30/2008	20.03	0.34	(4.19)	(3.85)	(0.31)	(4.52)
6/30/2007	17.36	0.26	2.97	3.23	(0.16)	(0.40)
6/30/2006	15.76	0.15	2.13	2.28	(0.03)	(0.65)
6/30/2005	15.24	0.10	1.23	1.33	—	(0.83)
6/30/2004	12.36	0.02	3.32	3.34	(0.04)	(0.42)
Class B
12/31/2008+	$10.93	$0.13	$(3.76)	$(3.63)	$(0.33)	$—
6/30/2008	19.45	0.21	(4.06)	(3.85)	(0.15)	(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	— (b)	(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)
6/30/2004	12.30	(0.08)	3.29	3.21	(0.03)	(0.42)
*	Annualized
†	Commencement of operations
+	Unauditied
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.

74	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.01)	$—	(b)	$9.38	(33.33)%	$5,570	1.17	%*	0.77%*	70%
—	(0.33)	—	(b)	14.09	(5.41)	9,115	1.17		0.03	105
—	(0.34)	—	(b)	15.20	20.79	9,411	1.17		0.12	168
—	(1.01)	—	(b)	12.89	9.46	945	1.16	(f)	0.07	152
—	(0.29)	—		12.72	8.95	587	1.23	(d)	0.10	274
—	(0.13)	—		11.94	7.71	481	1.26		(0.55)	160

$—	$— (b)	$—	(b)	$8.91	(33.55)%	$3,346	1.93	%*	(0.02)%*	70%
—	(0.33)	—	(b)	13.41	(6.12)	7,634	1.92		(0.71)	105
—	(0.34)	—	(b)	14.59	19.96	6,483	1.93		(0.65)	168
—	(1.01)	—	(b)	12.47	8.50	1,560	1.91	(g)	(0.68)	152
—	(0.29)	—		12.44	8.23	1,400	1.97	(d)	(0.64)	274
—	(0.13)	—		11.76	6.87	672	2.00		(1.30)	160

$—	$— (b)	$—	(b)	$8.91	(33.55)%	$3,077	1.93	%*	(0.01)%*	70%
—	(0.33)	—	(b)	13.41	(6.05)	6,161	1.92		(0.73)	105
—	(0.34)	—	(b)	14.58	19.88	6,923	1.93		(0.69)	168
—	(1.01)	—	(b)	12.47	8.60	918	1.91	(g)	(0.65)	152
—	(0.29)	—		12.43	8.15	486	1.98	(d)	(0.66)	274
—	(0.13)	—		11.76	6.87	357	2.01		(1.30)	160

$—	$(0.56)	$—	(b)	$8.89	(29.61)%	$1,152	1.32	%*	5.67%*	39%
—	(1.33)	—		13.87	(2.46)	1,176	1.31		4.97	152
—	(0.25)	—		15.54	5.19	246	1.33	*	5.40	127

$—	$(0.57)	$—	(b)	$8.82	(29.92)%	$1,822	2.06	%*	4.98%*	39%
—	(1.23)	—		13.82	(3.21)	808	2.06		4.25	152
—	(0.24)	—		15.51	4.94	195	2.06	*	5.27	127

$—	$— (b)	$—		$7.38	(37.82)%	$68	1.34	%*	(0.04)%*	79%
—	(0.24)	—		11.87	(3.62)	104	1.37	*	(0.27)*	215

$—	$— (b)	$—		$7.31	(37.99)%	$43	2.05	%*	(0.76)%*	79%
—	(0.24)	—		11.79	(4.27)	10	2.10	*	(1.08)*	215

$—	$(0.43)	$—	(b)	$7.16	(32.93)%	$6,749	1.32	%*	3.78%*	40%
—	(4.83)	—	(b)	11.35	(22.71)	9,301	1.31		2.31	47
—	(0.56)	—	(b)	20.03	18.76	8,636	1.33		1.36	122
—	(0.68)	—	(b)	17.36	14.70	4,452	1.32	(e)	0.90	55
—	(0.83)	0.02		15.76	8.77	2,696	1.38	(d)	0.61	150
—	(0.46)	—		15.24	27.33	1,545	1.40		0.17	145

$—	$(0.33)	$—	(b)	$6.97	(33.06)%	$2,073	2.07	%*	2.97%*	40%
—	(4.67)	—	(b)	10.93	(23.35)	3,483	2.06		1.45	47
—	(0.45)	—	(b)	19.45	17.89	6,174	2.08		0.60	122
—	(0.65)	—	(b)	16.90	13.78	4,515	2.07	(c)	0.15	55
—	(0.83)	0.02		15.45	7.99	2,657	2.12	(d)	(0.07)	150
—	(0.45)	—		15.06	26.39	1,237	2.15		(0.58)	145
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	75

Financial Highlights  (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ All-Cap Value Fund (cont.)
Class C
12/31/2008+	$10.91	$0.14	$(3.78)	$(3.64)	$(0.37)	$—
6/30/2008	19.45	0.22	(4.05)	(3.83)	(0.19)	(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	— (b)	(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)
6/30/2004	12.29	(0.09)	3.29	3.20	(0.01)	(0.42)
NFJ Dividend Value Fund
Class A
12/31/2008+	$14.62	$0.22	$(4.46)	$(4.24)	$(0.19)	$(0.63)
6/30/2008	18.33	0.41	(2.80)	(2.39)	(0.41)	(0.91)
6/30/2007	15.35	0.39	3.21	3.60	(0.33)	(0.29)
6/30/2006	13.71	0.37	1.88	2.25	(0.39)	(0.22)
6/30/2005	12.48	0.30	1.37	1.67	(0.29)	(0.15)
6/30/2004	10.47	0.29	2.04	2.33	(0.23)	(0.09)
Class B
12/31/2008+	$14.61	$0.17	$(4.45)	$(4.28)	$(0.14)	$(0.63)
6/30/2008	18.25	0.28	(2.79)	(2.51)	(0.22)	(0.91)
6/30/2007	15.25	0.25	3.20	3.45	(0.16)	(0.29)
6/30/2006	13.58	0.26	1.87	2.13	(0.24)	(0.22)
6/30/2005	12.39	0.20	1.35	1.55	(0.21)	(0.15)
6/30/2004	10.41	0.19	2.04	2.23	(0.16)	(0.09)
Class C
12/31/2008+	$14.58	$0.17	$(4.45)	$(4.28)	$(0.14)	$(0.63)
6/30/2008	18.21	0.28	(2.78)	(2.50)	(0.22)	(0.91)
6/30/2007	15.23	0.26	3.18	3.44	(0.17)	(0.29)
6/30/2006	13.58	0.26	1.86	2.12	(0.25)	(0.22)
6/30/2005	12.38	0.20	1.36	1.56	(0.21)	(0.15)
6/30/2004	10.40	0.19	2.04	2.23	(0.16)	(0.09)
NFJ Large-Cap Value Fund
Class A
12/31/2008+	$16.69	$0.17	$(5.54)	$(5.37)	$(0.14)	$—
6/30/2008	20.69	0.35	(3.73)	(3.38)	(0.33)	(0.29)
6/30/2007	17.69	0.32	3.36	3.68	(0.27)	(0.41)
6/30/2006	15.97	0.31	2.07	2.38	(0.29)	(0.37)
6/30/2005	14.58	0.23	1.94	2.17	(0.20)	(0.59)
6/30/2004	12.22	0.17	2.37	2.54	(0.18)	—
Class B
12/31/2008+	$16.62	$0.11	$(5.51)	$(5.40)	$(0.08)	$—
6/30/2008	20.56	0.21	(3.72)	(3.51)	(0.14)	(0.29)
6/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)
6/30/2006	15.83	0.19	2.05	2.24	(0.14)	(0.37)
6/30/2005	14.49	0.11	1.93	2.04	(0.12)	(0.59)
6/30/2004	12.16	0.07	2.36	2.43	(0.10)	—
Class C
12/31/2008+	$16.62	$0.11	$(5.52)	$(5.41)	$(0.08)	$—
6/30/2008	20.56	0.21	(3.71)	(3.50)	(0.15)	(0.29)
6/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)
6/30/2006	15.83	0.19	2.06	2.25	(0.13)	(0.37)
6/30/2005	14.49	0.11	1.92	2.03	(0.11)	(0.59)
6/30/2004	12.16	0.08	2.35	2.43	(0.10)	—
*	Annualized
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.

76	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.37)	$—	(b)	$6.90		(33.23)%		$4,930	2.07	%*	3.10	%*	40%
—	(4.71)	—	(b)	10.91		(23.27)		6,571	2.06		1.51		47
—	(0.45)	—	(b)	19.45		17.86		8,359	2.08		0.61		122
—	(0.65)	—	(b)	16.90		13.78		5,727	2.07	(e)	0.14		55
—	(0.83)	0.02		15.45		7.99		5,155	2.12	(c)	(0.08)		150
—	(0.43)	—		15.06		26.36		2,107	2.15		(0.60)		145

$—	$(0.82)	$—	(b)	$9.56	(f)	(29.01	)%(f)	$2,148,286	1.05	%*	3.61	%*	14%
—	(1.32)	—	(b)	14.62		(13.79)		3,195,287	1.04		2.48		49
—	(0.62)	—	(b)	18.33		23.78		3,480,442	1.05		2.25		29
—	(0.61)	—	(b)	15.35		16.73		1,002,333	1.10		2.50		26
—	(0.44)	—		13.71		13.54		268,945	1.17	(c)	2.28		30
—	(0.32)	—		12.48		22.46		88,569	1.20		2.40		36

$—	$(0.77)	$—	(b)	$9.56	(g)	(29.25	)%(g)	$171,516	1.80	%*	2.77	%*	14%
—	(1.13)	—	(b)	14.61		(14.46)		308,543	1.79		1.68		49
—	(0.45)	—	(b)	18.25		22.80		485,664	1.80		1.50		29
—	(0.46)	—	(b)	15.25		15.94		279,643	1.85		1.77		26
—	(0.36)	—		13.58		12.57		122,934	1.92	(c)	1.53		30
—	(0.25)	—		12.39		21.57		51,301	1.95		1.64		36

$—	$(0.77)	$—	(b)	$9.53	(h)	(29.30	)%(h)	$741,246	1.80	%*	2.81	%*	14%
—	(1.13)	—	(b)	14.58		(14.42)		1,214,757	1.79		1.69		49
—	(0.46)	—	(b)	18.21		22.81		1,747,103	1.80		1.50		29
—	(0.47)	—	(b)	15.23		15.84		712,851	1.85		1.77		26
—	(0.36)	—		13.58		12.70		270,801	1.92	(c)	1.53		30
—	(0.25)	—		12.38		21.57		88,221	1.95		1.64		36

$—	$(0.14)	$—	(b)	$11.18		(32.36)%		$231,928	1.11	%*	2.42	%*	28%
—	(0.62)	—	(b)	16.69		(16.65)		363,486	1.10		1.88		39
—	(0.68)	—	(b)	20.69		21.09		211,263	1.12		1.63		26
—	(0.66)	—	(b)	17.69		15.23		36,954	1.12		1.85		32
—	(0.79)	0.01		15.97		15.24		17,189	1.16	(d)	1.49		35
—	(0.18)	—		14.58		20.92		3,723	1.20		1.25		99

$—	$(0.08)	$—	(b)	$11.14		(32.61)%		$18,082	1.86	%*	1.62	%*	28%
—	(0.43)	—	(b)	16.62		(17.31)		34,073	1.85		1.09		39
—	(0.52)	—	(b)	20.56		20.16		42,013	1.87		0.84		26
—	(0.51)	—	(b)	17.56		14.41		22,939	1.87		1.12		32
—	(0.71)	0.01		15.83		14.37		13,298	1.89	(d)	0.74		35
—	(0.10)	—		14.49		20.07		2,088	1.95		0.52		99

$—	$(0.08)	$—	(b)	$11.13		(32.65)%		$81,407	1.86	%*	1.67	%*	28%
—	(0.44)	—	(b)	16.62		(17.26)		126,016	1.85		1.12		39
—	(0.53)	—	(b)	20.56		20.17		95,578	1.87		0.86		26
—	(0.50)	—	(b)	17.58		14.45		32,171	1.87		1.10		32
—	(0.70)	0.01		15.83		14.33		16,576	1.91	(d)	0.73		35
—	(0.10)	—		14.49		20.05		3,612	1.95		0.56		99
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $9.56 and (36.25)%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $9.56 and (36.74)%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $9.53 and (36.75)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	77

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Mid-Cap Value Fund
Class A
12/31/2008+	$13.49	$0.19	$(4.44)	$(4.25)	$(0.15)	$(0.31)
6/30/2008	17.49	0.28	(3.36)	(3.08)	(0.29)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.51	2.33	2.84	(0.34)	(0.01)
Class C
12/31/2008+	$13.43	$0.15	$(4.42)	$(4.27)	$(0.11)	$(0.31)
6/30/2008	17.42	0.18	(3.36)	(3.18)	(0.18)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.33	2.39	2.72	(0.29)	(0.01)
NFJ Small-Cap Value Fund
Class A
12/31/2008+	$28.92	$0.32	$(7.64)	$(7.32)	$(0.33)	$(2.20)
6/30/2008	34.77	0.42	(2.75)	(2.33)	(0.53)	(2.99)
6/30/2007	31.47	0.78	5.59	6.37	(0.55)	(2.52)
6/30/2006	30.26	0.61	3.59	4.20	(0.52)	(2.47)
6/30/2005	27.30	0.52	4.43	4.95	(0.39)	(1.60)
6/30/2004	21.59	0.49	5.72	6.21	(0.27)	(0.23)
Class B
12/31/2008+	$27.78	$0.22	$(7.33)	$(7.11)	$(0.07)	$(2.20)
6/30/2008	33.52	0.18	(2.65)	(2.47)	(0.28)	(2.99)
6/30/2007	30.46	0.51	5.40	5.91	(0.33)	(2.52)
6/30/2006	29.36	0.36	3.49	3.85	(0.28)	(2.47)
6/30/2005	26.65	0.29	4.32	4.61	(0.30)	(1.60)
6/30/2004	21.17	0.29	5.61	5.90	(0.19)	(0.23)
Class C
12/31/2008+	$27.81	$0.22	$(7.35)	$(7.13)	$(0.14)	$(2.20)
6/30/2008	33.56	0.18	(2.65)	(2.47)	(0.29)	(2.99)
6/30/2007	30.49	0.51	5.41	5.92	(0.33)	(2.52)
6/30/2006	29.40	0.36	3.50	3.86	(0.30)	(2.47)
6/30/2005	26.69	0.29	4.32	4.61	(0.30)	(1.60)
6/30/2004	21.21	0.29	5.61	5.90	(0.19)	(0.23)
OCC Equity Premium Strategy Fund
Class A
12/31/2008+	$7.65	$0.02	$(2.55)	$(2.53)	$— (b)	$(0.04)
6/30/2008	9.47	0.03	(1.26)	(1.23)	—	(0.59)
6/30/2007	8.29	0.04	1.72	1.76	—	(0.58)
6/30/2006	7.91	0.03	0.65	0.68	— (b)	(0.30)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)	—
6/30/2004	6.51	0.08	1.09	1.17	(0.10)	—
Class B
12/31/2008+	$7.34	$—	$(2.45)	$(2.45)	$— (b)	$(0.04)
6/30/2008	9.18	(0.03)	(1.22)	(1.25)	—	(0.59)
6/30/2007	8.10	(0.03)	1.69	1.66	—	(0.58)
6/30/2006	7.79	(0.03)	0.64	0.61	— (b)	(0.30)
6/30/2005	7.47	0.01	0.35	0.36	(0.04)	—
6/30/2004	6.42	0.03	1.07	1.10	(0.05)	—
Class C
12/31/2008+	$7.33	$—	$(2.44)	$(2.44)	$—	$(0.04)
6/30/2008	9.17	(0.03)	(1.22)	(1.25)	—	(0.59)
6/30/2007	8.09	(0.03)	1.69	1.66	—	(0.58)
6/30/2006	7.79	(0.03)	0.63	0.60	— (b)	(0.30)
6/30/2005	7.46	0.01	0.36	0.37	(0.04)	—
6/30/2004	6.42	0.03	1.06	1.09	(0.05)	—
*	Annualized
†	Commencement of operations
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.50%.

78	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.46)	$—	(b)	$8.78		(31.46)%		$5,172	1.27	%*	3.48	%*	31%
—	(0.92)	—	(b)	13.49		(18.09)		5,980	1.28		1.85		70
—	(0.35)	—		17.49		19.08		8,588	1.25	*	3.53	*	33

$—	$(0.42)	$—	(b)	$8.74		(31.68)%		$3,369	2.02	%*	2.67	%*	31%
—	(0.81)	—	(b)	13.43		(18.74)		3,816	2.03		1.21		70
—	(0.30)	—		17.42		18.29		3,028	2.00	*	2.31	*	33

$—	$(2.53)	$—	(b)	$19.07		(24.66)%		$1,586,352	1.23	%*	2.61	%*	19%
—	(3.52)	—	(b)	28.92		(7.01)		1,690,712	1.22		1.35		33
—	(3.07)	—	(b)	34.77		21.25		1,961,925	1.22		2.38		27
—	(2.99)	—	(b)	31.47		14.50		1,745,770	1.25		1.97		32
—	(1.99)	—		30.26		18.55		1,566,529	1.26	(c)	1.83		20
—	(0.50)	—		27.30		29.04		1,177,495	1.26		1.98		30

$—	$(2.27)	$—	(b)	$18.40		(24.94)%		$123,666	1.98	%*	1.80	%*	19%
—	(3.27)	—	(b)	27.78		(7.71)		199,797	1.97		0.59		33
—	(2.85)	—	(b)	33.52		20.37		288,895	1.97		1.62		27
—	(2.75)	—	(b)	30.46		13.64		294,769	2.00		1.20		32
—	(1.90)	—		29.36		17.66		321,909	2.01	(c)	1.05		20
—	(0.42)	—		26.65		28.11		328,265	2.01		1.19		30

$—	$(2.34)	$—	(b)	$18.34		(24.97)%		$368,220	1.98	%*	1.83	%*	19%
—	(3.28)	—	(b)	27.81		(7.66)		475,710	1.97		0.60		33
—	(2.85)	—	(b)	33.56		20.32		592,171	1.97		1.62		27
—	(2.77)	—	(b)	30.49		13.68		579,280	2.00		1.21		32
—	(1.90)	—		29.40		17.64		589,448	2.01	(c)	1.06		20
—	(0.42)	—		26.69		28.08		563,018	2.01		1.20		30

$—	$(0.04)	$—	(b)	$5.08	(i)	(33.22	)%(i)	$10,900	1.28	%*	0.71	%*	32%
—	(0.59)	—	(b)	7.65		(13.49)		20,536	1.28		0.40		120
—	(0.58)	—		9.47	(h)	21.84	(h)	29,137	1.28		0.40		135
—	(0.30)	—	(b)	8.29		8.52		26,588	1.31		0.40		149
—	(0.09)	—		7.91		5.55	(e)	24,160	1.34	(d)	0.92		24
—	(0.10)	—		7.58		17.96		25,300	1.36		1.14		83

$—	$(0.04)	$—	(b)	$4.85	(j)	(33.54	)%(j)	$4,723	2.03	%*	(0.06	)%*	32%
—	(0.59)	—	(b)	7.34		(14.15)		9,597	2.03		(0.37)		120
—	(0.58)	—		9.18	(h)	20.95	(h)	15,734	2.03		(0.35)		135
—	(0.30)	—	(b)	8.10		7.84		15,882	2.05		(0.37)		149
—	(0.04)	—		7.79		4.77	(f)	19,530	2.09	(d)	0.17		24
—	(0.05)	—		7.47		17.12		23,837	2.11		0.38		83

$—	$(0.04)	$—	(b)	$4.85	(k)	(33.45	)%(k)	$7,403	2.03	%*	(0.05	)%*	32%
—	(0.59)	—	(b)	7.33		(14.17)		12,991	2.03		(0.37)		120
—	(0.58)	—		9.17	(h)	20.98	(h)	22,093	2.03		(0.33)		135
—	(0.30)	—	(b)	8.09		7.71		18,582	2.05		(0.37)		149
—	(0.04)	—		7.79		4.91	(g)	23,390	2.09	(d)	0.17		24
—	(0.05)	—		7.46		16.93		28,626	2.11		0.38		83
(f)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.72%.
(g)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 4.86%.
(h)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01% respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.08 and (41.01)%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $4.85 and (41.49)%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $4.85 and (41.43)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	79

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income		Distributions to Shareholders from Net Realized Gains
OCC Growth Fund
Class A
12/31/2008+	$27.97	$(0.01)	$(9.01)	$(9.02)	$—		$—
6/30/2008	28.22	(0.04)	(0.21)	(0.25)	—		—
6/30/2007	22.63	(0.04)	5.63	5.59	—		—
6/30/2006	20.55	(0.04)	2.12	2.08	—	(b)	—
6/30/2005	19.94	0.04	0.57	0.61	—		—
6/30/2004	16.70	(0.06)	3.30	3.24	—		—
Class B
12/31/2008+	$23.20	$(0.08)	$(7.46)	$(7.54)	$—		$—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—		—
6/30/2007	19.05	(0.19)	4.72	4.53	—		—
6/30/2006	17.43	(0.17)	1.79	1.62	—	(b)	—
6/30/2005	17.04	(0.09)	0.48	0.39	—		—
6/30/2004	14.38	(0.17)	2.83	2.66	—		—
Class C
12/31/2008+	$23.20	$(0.08)	$(7.46)	$(7.54)	$—		$—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—		—
6/30/2007	19.05	(0.19)	4.72	4.53	—		—
6/30/2006	17.43	(0.17)	1.79	1.62	—		—
6/30/2005	17.04	(0.09)	0.48	0.39	—		—
6/30/2004	14.38	(0.17)	2.83	2.66	—		—
OCC Opportunity Fund
Class A
12/31/2008+	$22.81	$(0.04)	$(8.42)	$(8.46)	$—		$—
6/30/2008	31.20	(0.15)	(4.99)	(5.14)	—		(3.25)
6/30/2007	25.47	(0.28)	6.55	6.27	—		(0.54)
6/30/2006	22.19	(0.25)	3.53	3.28	—		—
6/30/2005	20.99	(0.22)	1.42	1.20	—		—
6/30/2004	15.49	(0.19)	5.69	5.50	—		—
Class B
12/31/2008+	$17.11	$(0.08)	$(6.31)	$(6.39)	$—		$—
6/30/2008	24.42	(0.27)	(3.79)	(4.06)	—		(3.25)
6/30/2007	20.19	(0.38)	5.15	4.77	—		(0.54)
6/30/2006	17.72	(0.35)	2.82	2.47	—		—
6/30/2005	16.89	(0.30)	1.13	0.83	—		—
6/30/2004	12.56	(0.28)	4.61	4.33	—		—
Class C
12/31/2008+	$17.10	$(0.08)	$(6.30)	$(6.38)	$—		$—
6/30/2008	24.42	(0.27)	(3.80)	(4.07)	—		(3.25)
6/30/2007	20.18	(0.38)	5.16	4.78	—		(0.54)
6/30/2006	17.72	(0.35)	2.81	2.46	—		—
6/30/2005	16.89	(0.30)	1.13	0.83	—		—
6/30/2004	12.56	(0.27)	4.60	4.33	—		—
OCC Target Fund
Class A
12/31/2008+	$23.01	$(0.06)	$(11.43)	$(11.49)	$—	(b)	$(1.62)
6/30/2008	24.98	(0.14)	0.55	0.41	—		(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—		—
6/30/2006	17.84	(0.15)	2.02	1.87	—		—
6/30/2005	17.17	(0.12)	0.79	0.67	—		—
6/30/2004	13.34	(0.12)	3.95	3.83	—		—
*	Annualized
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value per share and total return by less than $0.01 and 0.01% respectively.
(d)	Repayments by the Adviser increased the end of period net asset value by $0.03 per share and the total return by 0.13%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $20.52 and 2.93%, respectively.
(e)	Repayments by the Adviser increased the end of period net asset value by $0.03 per share and the total return by 0.19%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $19.91 and 19.21%, respectively.
(f)	Repayments by the Adviser increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $17.41 and 2.16%, respectively.
(g)	Repayments by the Adviser increased the end of period net asset value by $0.03 per share and the total return by 0.19%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $17.01 and 18.31%, respectively.

80	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reim- bursement		Ratio of Expenses to Average Net Assets without Waiver and Reim- bursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(b)	$18.95		(32.25)%		$152,608	1.17	%*	1.17	%*	(0.08)%*	54%
—	—	—	(b)	27.97		(0.89)		229,549	1.16		1.16		(0.13)	116
—	—	—	(b)	28.22	(c)	24.70	(c)	107,105	1.16		1.16		(0.15)	79
—	—	—	(b)	22.63		10.12		82,137	1.17		1.17		(0.18)	115
—	—	—		20.55	(d)	3.06	(d)	85,553	1.16		1.16		0.19	39
—	—	—		19.94	(e)	19.40	(e)	101,505	1.16		1.16		(0.31)	71

$—	$—	$—	(b)	$15.66		(32.50)%		$13,982	1.92	%*	1.92	%*	(0.84)%*	54%
—	—	—	(b)	23.20		(1.61)		24,803	1.91		1.91		(0.92)	116
—	—	—	(b)	23.58	(c)	23.78	(c)	25,740	1.91		1.91		(0.91)	79
—	—	—	(b)	19.05		9.29		28,831	1.92		1.92		(0.93)	115
—	—	—		17.43	(f)	2.29	(f)	41,545	1.91		1.91		(0.56)	39
—	—	—		17.04	(g)	18.50	(g)	57,743	1.91		1.91		(1.05)	71

$—	$—	$—	(b)	$15.66		(32.50)%		$172,497	1.92	%*	1.92	%*	(0.84)%*	54%
—	—	—	(b)	23.20		(1.61)		277,937	1.91		1.91		(0.93)	116
—	—	—	(b)	23.58	(c)	23.78	(c)	425,999	1.91		1.91		(0.91)	79
—	—	—	(b)	19.05		9.29		411,731	1.92		1.92		(0.93)	115
—	—	—		17.43	(f)	2.29	(f)	480,947	1.91		1.91		(0.56)	39
—	—	—		17.04	(g)	18.50	(g)	611,348	1.91		1.91		(1.06)	71

$—	$—	$—	(b)	$14.35		(37.06)%		$43,721	1.32	%*	1.33	%*	(0.39)%*	105%
—	(3.25)	—	(b)	22.81		(18.02)		74,282	1.31		1.31		(0.57)	199
—	(0.54)	—	(b)	31.20		24.85		69,160	1.32		1.32		(1.00)	148
—	—	—	(b)	25.47	(h)	14.78	(h)	55,768	1.32		1.32		(1.02)	171
—	—	—		22.19		5.72	(i)	52,118	1.31		1.31		(1.04)	139
—	—	—		20.99		35.51	(j)	60,781	1.31		1.31		(1.00)	184

$—	$—	$—	(b)	$10.72		(37.25)%		$4,011	2.07	%*	2.08	%*	(1.16)%*	105%
—	(3.25)	—	(b)	17.11		(18.65)		8,960	2.06		2.06		(1.32)	199
—	(0.54)	—	(b)	24.42		23.91		17,107	2.07		2.07		(1.76)	148
—	—	—	(b)	20.19	(k)	13.94	(k)	19,062	2.07		2.07		(1.77)	171
—	—	—		17.72		4.91	(l)	18,253	2.06		2.06		(1.79)	139
—	—	—		16.89		34.47	(m)	23,073	2.07		2.07		(1.77)	184

$—	$—	$—	(b)	$10.72		(37.31)%		$47,540	2.07	%*	2.08	%*	(1.14)%*	105%
—	(3.25)	—	(b)	17.10		(18.64)		83,843	2.06		2.06		(1.32)	199
—	(0.54)	—	(b)	24.42		23.97		147,960	2.07		2.07		(1.75)	148
—	—	—	(b)	20.18	(n)	13.88	(n)	139,516	2.07		2.07		(1.77)	171
—	—	—		17.72		4.91	(l)	145,669	2.06		2.06		(1.79)	139
—	—	—		16.89		34.47	(m)	173,643	2.06		2.06		(1.74)	184

$—	$(1.62)	$—	(b)	$9.90		(49.45)%		$85,482	1.22	%*	1.22	%*	(0.71)%*	68%
—	(2.38)	—	(b)	23.01		1.27		182,525	1.21		1.21		(0.57)	122
—	—	—	(b)	24.98		26.74		175,023	1.21		1.21		(0.55)	114
—	—	—	(b)	19.71	(o)	10.48	(o)	169,007	1.22		1.22		(0.75)	134
—	—	—		17.84		3.90	(p)	186,300	1.21		1.21		(0.70)	103
—	—	—		17.17		28.71	(q)	209,123	1.21		1.21		(0.77)	96
(h)
Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.45 and 14.68%, respectively.

(i)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.71%.
(j)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 35.49%.
(k)
Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.17 and 13.81%, respectively.

(l)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 4.90%.
(m)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 34.46%.
(n)
Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.16 and 13.75%, respectively.

(o)
Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.

(p)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.88%.
(q)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 28.69%.

See accompanying Notes to Financial Statements 12.31.08 Allianz Funds Semiannual Report 81

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income		Distributions to Shareholders from Net Realized Gains
OCC Target Fund (cont.)
Class B
12/31/2008+	$19.28	$(0.10)	$(9.58)	$(9.68)	$—	(b)	$(1.62)
6/30/2008	21.44	(0.28)	0.50	0.22	—		(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—		—
6/30/2006	15.55	(0.25)	1.74	1.49	—		—
6/30/2005	15.07	(0.21)	0.69	0.48	—		—
6/30/2004	11.80	(0.21)	3.48	3.27	—		—
Class C
12/31/2008+	$19.28	$(0.10)	$(9.59)	$(9.69)	$—	(b)	$(1.62)
6/30/2008	21.44	(0.27)	0.49	0.22	—		(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—		—
6/30/2006	15.54	(0.25)	1.75	1.50	—		—
6/30/2005	15.07	(0.21)	0.68	0.47	—		—
6/30/2004	11.79	(0.21)	3.49	3.28	—		—
RCM Large-Cap Growth Fund
Class A
12/31/2008+	$12.94	$0.02	$(3.95)	$(3.93)	$(0.03)		$(0.22)
6/30/2008	15.04	0.02	(0.89)	(0.87)	(0.03)		(1.20)
6/30/2007	13.67	0.02	2.13	2.15	(0.04)		(0.74)
6/30/2006	12.68	—(b )	0.99	0.99	—	(b)	—
6/30/2005	12.13	0.02	0.54	0.56	(0.01)		—
6/30/2004	10.89	(0.02)	1.29	1.27	(0.03)		—
Class B
12/31/2008+	$12.41	$(0.02)	$(3.78)	$(3.80)	$—	(b)	$(0.22)
6/30/2008	14.55	(0.08)	(0.86)	(0.94)	—		(1.20)
6/30/2007	13.30	(0.09)	2.08	1.99	—		(0.74)
6/30/2006	12.44	(0.10)	0.96	0.86	—	(b)	—
6/30/2005	11.98	(0.07)	0.53	0.46	—		—
6/30/2004	10.80	(0.10)	1.28	1.18	—		—
Class C
12/31/2008+	$12.44	$(0.02)	$(3.79)	$(3.81)	$—	(b)	$(0.22)
6/30/2008	14.57	(0.08)	(0.85)	(0.93)	—		(1.20)
6/30/2007	13.33	(0.09)	2.07	1.98	—		(0.74)
6/30/2006	12.46	(0.10)	0.97	0.87	—	(b)	—
6/30/2005	12.00	(0.07)	0.53	0.46	—		—
6/30/2004	10.82	(0.11)	1.29	1.18	—		—
*	Annualized
+	Unauditied
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.56%, respectively.
(e)	Repayments by the Adviser increased the total return by 0.03%.
(f)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.69%.
(g)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.04 and 9.63%, respectively.
(h)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.
(i)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 27.80%.

82	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(1.62)	$—	(b)	$7.98		(49.62)%	$8,439	1.97	%*	(1.47)%*	68%
—	(2.38)	—	(b)	19.28		0.55	25,133	1.96		(1.36)	122
—	—	—	(b)	21.44		25.82	50,506	1.96		(1.31)	114
—	—	—	(b)	17.04	(d)	9.58 (d)	62,324	1.97		(1.50)	134
—	—	—		15.55		3.19 (e)	80,594	1.96		(1.45)	103
—	—	—		15.07		27.71 (f)	106,709	1.96		(1.52)	96

$—	$(1.62)	$—	(b)	$7.97		(49.66)%	$163,945	1.97	%*	(1.47)%*	68%
—	(2.38)	—	(b)	19.28		0.50	373,169	1.96		(1.33)	122
—	—	—	(b)	21.44		25.82	432,836	1.96		(1.30)	114
—	—	—	(b)	17.04	(g)	9.65 (g)	422,314	1.97		(1.50)	134
—	—	—		15.54		3.12 (h)	489,743	1.96		(1.45)	103
—	—	—		15.07		27.82 (i)	600,439	1.96		(1.52)	96

$—	$(0.25)	$—	(b)	$8.76		(30.29)%	$34,885	1.12	%*	0.34%*	30%
—	(1.23)	—	(b)	12.94		(6.81)	48,172	1.11		0.16	69
—	(0.78)	—	(b)	15.04		16.06	51,136	1.11		0.11	54
—	—	—	(b)	13.67		7.82	56,247	1.12		0.01	74
—	(0.01)	—		12.68		4.65	43,387	1.18	(c)	0.17	118
—	(0.03)	—		12.13		11.66	37,102	1.21		(0.13)	82

$—	$(0.22)	$—	(b)	$8.39		(30.57)%	$4,584	1.87	%*	(0.42)%*	30%
—	(1.20)	—	(b)	12.41		(7.52)	8,012	1.86		(0.59)	69
—	(0.74)	—	(b)	14.55		15.30	10,770	1.86		(0.64)	54
—	—	—	(b)	13.30		6.92	11,034	1.87		(0.73)	74
—	—	—		12.44		3.84	8,357	1.93	(c)	(0.59)	118
—	—	—		11.98		10.94	8,381	1.96		(0.89)	82

$—	$(0.22)	$—	(b)	$8.41		(30.57)%	$5,555	1.87	%*	(0.41)%*	30%
—	(1.20)	—	(b)	12.44		(7.44)	8,407	1.86		(0.59)	69
—	(0.74)	—	(b)	14.57		15.19	10,862	1.86		(0.64)	54
—	—	—	(b)	13.33		6.99	10,312	1.87		(0.74)	74
—	—	—		12.46		3.83	7,857	1.93	(c)	(0.59)	118
—	—	—		12.00		10.93	7,821	1.96		(0.91)	82

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	83

Financial Highlights (cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Mid-Cap Fund
Class A
12/31/2008+	$2.67	$—	$(1.01)	$(1.01)	$—	$(0.01)
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—	(0.03)
6/30/2007	2.89	(0.01)	0.57	0.56	—	(0.58)
6/30/2006	2.58	(0.02)	0.33	0.31	—	—
6/30/2005	2.48	(0.01)	0.11	0.10	—	—
6/30/2004	2.04	(0.02)	0.46	0.44	—	—
Class B
12/31/2008+	$2.56	$(0.01)	$(0.97)	$(0.98)	$—	$(0.01)
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—	(0.03)
6/30/2007	2.83	(0.03)	0.56	0.53	—	(0.58)
6/30/2006	2.55	(0.04)	0.32	0.28	—	—
6/30/2005	2.47	(0.03)	0.11	0.08	—	—
6/30/2004	2.04	(0.04)	0.47	0.43	—	—
Class C
12/31/2008+	$2.55	$(0.01)	$(0.96)	$(0.97)	$—	$(0.01)
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—	(0.03)
6/30/2007	2.82	(0.03)	0.56	0.53	—	(0.58)
6/30/2006	2.54	(0.04)	0.32	0.28	—	—
6/30/2005	2.47	(0.03)	0.10	0.07	—	—
6/30/2004	2.04	(0.04)	0.47	0.43	—	—
RCM Strategic Growth Fund
Class A
12/31/2008+	$15.65	$(0.04)	$(5.06)	$(5.10)	$—	$—
6/30/2008	16.18	(0.12)	0.10	(0.02)	—	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—
Class C
12/31/2008+	$15.37	$(0.09)	$(4.95)	$(5.04)	$—	$—
6/30/2008	16.02	(0.24)	0.10	(0.14)	—	(0.51)
6/30/2007	13.53	(0.16)	2.65	2.49	—	—
3/31/2006† - 6/30/2006	15.00	(0.05)	(1.42)	(1.47)	—	—
*	Annualized
†	Commencement of operations
+	Unauditied
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.87 and 11.38%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.81 and 10.34%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.80 and 10.37%, respectively.

84	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.01)	$—		$1.65		(37.67)%	$1,915	1.14	%*	(0.25)%*	74%
—	(0.03)	—	(b)	2.67		(6.40)	3,146	1.13		(0.35)	107
—	(0.58)	—	(b)	2.87		21.69	3,640	1.17		(0.49)	102
—	—	—	(b)	2.89	(d)	12.02 (d)	4,046	1.15		(0.52)	161
—	—	—		2.58		4.03	3,336	1.22	(c)	(0.59)	147
—	—	—		2.48		21.57	2,836	1.23		(0.78)	145

$—	$(0.01)	$—		$1.57		(38.37)%	$938	1.89	%*	(1.02)%*	74%
—	(0.03)	—	(b)	2.56		(6.97)	1,913	1.89		(1.11)	107
—	(0.58)	—	(b)	2.78		21.08	2,412	1.92		(1.24)	102
—	—	—	(b)	2.83	(e)	10.98 (e)	2,655	1.90		(1.26)	161
—	—	—		2.55		3.24	1,642	1.98	(c)	(1.35)	147
—	—	—		2.47		21.08	2,083	1.98		(1.51)	145

$—	$(0.01)	$—		$1.57		(38.12)%	$1,418	1.89	%*	(1.02)%*	74%
—	(0.03)	—	(b)	2.55		(6.99)	2,264	1.89		(1.11)	107
—	(0.58)	—	(b)	2.77		21.17	2,764	1.92		(1.25)	102
—	—	—	(b)	2.82	(f)	11.02 (f)	3,483	1.90		(1.26)	161
—	—	—		2.54		2.83	2,335	1.98	(c)	(1.35)	147
—	—	—		2.47		21.08	2,627	1.98		(1.53)	145

$—	$—	$—	(b)	$10.55		(32.65)%	$1,568	1.74	%*	(0.60)%*	84%
—	(0.51)	—		15.65		(0.46)	2,273	1.80		(0.72)	107
—	—	—		16.18		19.23	810	1.69		(0.37)	177
—	—	—		13.56		(9.53)	403	1.64	*	(0.44)*	113

$—	$—	$—	(b)	$10.33		(32.92)%	$279	2.50	%*	(1.36)%*	84%
—	(0.51)	—		15.37		(1.28)	488	2.56		(1.47)	107
—	—	—		16.02		18.39	68	2.42		(1.03)	177
—	—	—		13.53		(9.73)	9	2.48	*	(1.47)*	113

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	85

Notes to Financial Statements

(Unaudited)

December 31, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the A, B and C Classes (the “Retail Classes”) of twenty of the Funds offered by the Trust. Financial information for Institutional, Administrative, D, P and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at December 31, 2008. The Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSB”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures established by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurement.  Effective July 1, 2008 the Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds‘ own assumptions in determining the fair value of investments)

Fair valuation techniques on Level 3 investments; multi-dimensional relationship pricing model and estimating the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

86	Allianz Funds Semiannual Report	12.31.08

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value:

	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1—Quoted Prices	$384,731	$857,323	$88,840
Level 2—Other Significant Observable Inputs	12,111	21,776	3,729
Level 3—Significant Unobservable Inputs	0	13,059	0
Total	396,842	892,158	92,569
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	19,589	—
Paydowns	—	(2,003)	—
Total realized and unrealized gain (loss)	—	(4,527)	—
Ending balance, 12/31/08	—	13,059	—

	CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1—Quoted Prices	$724,674	27,367	7,937
Level 2—Other Significant Observable Inputs	36,479	818	12,064
Level 3—Significant Unobservable Inputs	14,177	0	43
Total	775,330	28,185	20,044
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	21,231	—	—
Paydowns	(2,261)	—	—
Total realized and unrealized gain (loss)	(4,793)	—	(286)
Transfers in and/or out of Level 3	—	—	329
Ending balance, 12/31/08	14,177	—	43

	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1—Quoted Prices	4,948	$15,753	$6,079,621
Level 2—Other Significant Observable Inputs	119	1,735	282,836
Level 3—Significant Unobservable Inputs	0	87	80,136
Total	5,067	17,575	6,442,593
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	407	117,850
Paydowns	—	—	(18,118)
Total realized and unrealized gain (loss)	—	(320)	(19,596)
Ending balance, 12/31/08	—	87	80,136

12.31.08	Allianz Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1—Quoted Prices	$737,108	9,353	3,840,235
Level 2—Other Significant Observable Inputs	52,371	748	405,286
Level 3—Significant Unobservable Inputs	0	0	78,315
Total	789,479	10,101	4,323,836
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	—	115,314
Paydowns	—	—	(16,679)
Total realized and unrealized gain (loss)	—	—	(20,320)
Ending balance, 12/31/08	—	—	78,315

	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1—Quoted Prices	23,654	$341,577	$145,879
Level 2—Other Significant Observable Inputs	1,903	44,416	25,002
Level 3—Significant Unobservable Inputs	0	2,781	6,149
Total	25,557	388,774	177,030
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	4,105	9,083
Paydowns	—	(668)	(1,304)
Total realized and unrealized gain (loss)	—	(656)	(1,630)
Ending balance, 12/31/08	—	2,781	6,149

	OCC Renaissance Fund	OCC Target Fund	RCM Large-Cap Growth Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1—Quoted Prices	$714,802	260,402	282,238
Level 2—Other Significant Observable Inputs	90,890	22,743	10,889
Level 3—Significant Unobservable Inputs	21,780	8,366	0
Total	827,472	291,511	293,127
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	32,185	12,315	—
Paydowns	(4,216)	(1,968)	—
Total realized and unrealized gain (loss)	(6,189)	(1,981)	—
Ending balance, 12/31/08	21,780	8,366	—

	RCM Mid-Cap Fund	RCM Strategic Growth Fund
	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1—Quoted Prices	$42,688	$3,692
Level 2—Other Significant Observable Inputs	3,165	512
Level 3—Significant Unobservable Inputs	0	0
Total	45,853	4,204

88	Allianz Funds Semiannual Report	12.31.08

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, excluding Allianz Global Investors Multi-Style, NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the Allianz Global Investors Multi-Style, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Dividends and distributions from net investment income and/or short-term capital gains of the NACM Income & Growth Fund is declared and distributed to shareholders monthly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$9,218; NFJ Dividend Value Fund—$1,524,641; NFJ Mid-Cap Value Fund—$3,134; NFJ Small-Cap Value Fund—$197,232; OCC Equity Premium Strategy Fund—$2,481; OCC Growth Fund—$13,936; RCM Large-Cap Growth Fund—$5,241; RCM Mid-Cap Fund—$1,506 and RCM Strategic Growth Fund—$31.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  The Funds, except the Allianz Global Investors Multi-Style Fund, may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale

12.31.08	Allianz Funds Semiannual Report	89

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $695,784. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identify investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the six months ended December 31, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee
	All Classes	Inst’l Class(1)		Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P(2)	Class R(2)
Allianz Global Investors Multi-Style Fund	0.00%	0.15%	(3)	N/A	0.40%	N/A	N/A	N/A
Allianz Global Investors Value Fund	0.45%	0.25%		0.25%	0.40%	0.40%	N/A	0.40%
CCM Capital Appreciation Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.32%	0.40%
CCM Focused Growth Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.35%	N/A
CCM Mid-Cap Fund	0.45%	0.25%		0.25%	0.40%	0.40%	0.33%	0.40%
NACM Growth Fund	0.50%	0.25%		0.25%	0.40%	0.40%	0.35%	N/A

90	Allianz Funds Semiannual Report	12.31.08

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P	Class R(2)
NACM Income & Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
NACM Mid-Cap Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
NFJ All-Cap Value Fund	0.65%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
NFJ Dividend Value Fund	0.45%	(4)	0.25%	0.25%	0.40%	0.40%	0.31%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
NFJ Small-Cap Value Fund	0.60%	(5)	0.25%	0.25%	0.40%	0.40%	0.32%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Opportunity Fund	0.65%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
OCC Target Fund	0.55%		0.25%	0.25%	0.40%	0.40%	0.34%	N/A
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	N/A	0.40%
RCM Strategic Growth Fund	1.00%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the Allianz Global Investors Value Fund and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the Allianz Global Investors Value Fund and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the Allianz Global Investors Value Fund and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the Allianz Global Investors Value Fund and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

The Adviser has voluntarily undertaken to waive a portion of the Administration Fees it is entitled to receive for Institutional Class shares of the Allianz Global Investors Multi-Style Fund until further notice. As a result, while the waiver is in effect, the Fund will pay Administration Fees to the Adviser at the rate of 0.10%, and the reduction in the Administrative Fee rate for Inst’l and Admin. Classes outlined in footnote 1 (above) will not reduce the Fund’s Administrative Fee below 0.10%.

(4)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(5)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

Redemption Fees.  Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse

12.31.08	Allianz Funds Semiannual Report	91

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Classes of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Classes. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $1,280,334 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Multi-Style Fund	$31,272	$64,676
Allianz Global Investors Value Fund	627,979	764,298
CCM Capital Appreciation Fund	881,026	989,670
CCM Focused Growth Fund	89,739	82,540
CCM Mid-Cap Fund	763,973	804,860
NACM Growth Fund	41,287	23,704
NACM Income & Growth Fund	10,693	7,380
NACM Mid-Cap Growth Fund	7,267	12,853
NFJ All-Cap Value Fund	9,645	14,342
NFJ Dividend Value Fund	2,084,698	997,402
NFJ Large-Cap Value Fund	280,988	236,111
NFJ Mid-Cap Value Fund	4,905	2,575
NFJ Small-Cap Value Fund	1,889,566	752,026
OCC Equity Premium Strategy Fund	11,597	17,928
OCC Growth Fund	247,364	275,744
OCC Opportunity Fund	215,828	219,759
OCC Target Fund	284,512	325,887
RCM Large-Cap Growth Fund	112,409	129,730
RCM Mid-Cap Fund	35,765	37,469
RCM Strategic Growth Fund	4,153	4,070

92	Allianz Funds Semiannual Report	12.31.08

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund		OCC Equity Premium Strategy Fund		RCM Large-Cap Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	317	$55	1,715	$311	41,684	$10,487
Sales	1,230	176	8,705	1,256	30,091	9,979
Closing Buys	(115)	(16)	(865)	(409)	(45,699)	(11,308)
Exercises	—	—	(575)	(32)	—	—
Expirations	(877)	(117)	(8,830)	(1,024)	(2,942)	(537)
Balance at 12/31/2008	555	$98	150	$102	23,134	$8,621

	RCM Strategic Growth Fund
	Contracts	Premiums Received
Balance at 6/30/2008	1,955	$575
Sales	2,363	925
Closing Buys	(2,255)	(716)
Exercises	(60)	(75)
Expirations	(541)	(99)
Balance at 12/31/2008	1,462	$610

6.	UNDERLYING FUNDS AND RISK FACTORS OF THE ALLIANZ GLOBAL INVESTORS MULTI-STYLE FUND

The Allianz Global Investors Multi-Style Fund invests all of its assets in underlying funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the underlying funds as well as the ability of the underlying funds to achieve their objectives. There can be no assurance that the investment objective of any underlying fund will be achieved. The Adviser to the Fund has retained as sub-adviser RCM Capital Management LLC (“RCM” or the “Sub-Adviser”), an affiliate of the Adviser, to provide a continuous investment program for the Fund and allocate the Fund’s investment among the underlying funds. The Adviser serves as investment adviser for each of the underlying stock funds, except that its affiliate is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other underlying stock funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group LLC, Oppenheimer Capital LLC, and Nicholas-Applegate Capital Management LLC. Each sub-advisory firm, except for Cadence Capital Management, is an affiliate of the Adviser and PIMCO. PIMCO is the sole investment adviser to each of the underlying bond Funds.

Investing in the underlying funds through the Allianz Global Investors Multi-Style Fund (the “Fund”) involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying fund may pay a redemption request by the Allianz Global Investors Multi-Style Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These underlying funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, shares in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and trustees of the Trust also serve as officers and trustees of the underlying funds. Conflicts may arise as these individuals seek to fulfill their fiduciary responsibilities to both the Fund and underlying funds. RCM has broad discretion to allocate and reallocate the Fund’s assets among the underlying funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Fund does not pay an investment advisory fee for the asset allocation services, RCM does receive a fee from the Adviser (as described above), and both the Adviser and the Sub-adviser indirectly receive fees (including investment advisory and administrative fees) from the underlying funds in which the Fund invests. In this regard, RCM may have an incentive to invest the Fund’s assets in underlying funds sub-advised by RCM. Similarly, the Adviser has a financial incentive for the Fund’s assets to be invested in underlying funds with higher fees than other underlying funds, even if it believes that alternate investments would better serve the Fund’s investment program. RCM and the Adviser are legally obligated to disregard those incentives in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interest in fulfilling their fiduciary duties to both the Fund and the underlying funds of the Trust.

7.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to each Fund with the result that the Fund is

12.31.08	Allianz Funds Semiannual Report	93

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.

8.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation
Allianz Global Investors Multi-Style Fund	$227,074	$536	$(47,921)	$(47,385)
Allianz Global Investors Value Fund	527,832	3,133	(134,123)	(130,990)
CCM Capital Appreciation Fund	1,087,031	25,207	(220,080)	(194,873)
CCM Focused Growth Fund	114,576	1,690	(23,697)	(22,007)
CCM Mid-Cap Fund	934,965	30,340	(189,975)	(159,635)
NACM Growth Fund	36,853	435	(9,103)	(8,668)
NACM Income & Growth Fund	28,881	47	(8,789)	(8,742)
NACM Mid-Cap Growth Fund	6,707	143	(1,783)	(1,640)
NFJ All-Cap Value Fund	24,681	409	(7,515)	(7,106)
NFJ Dividend Value Fund	9,329,207	63,039	(2,949,653)	(2,886,614)
NFJ Large-Cap Value Fund	1,104,122	7,974	(322,617)	(314,643)
NFJ Mid-Cap Value Fund	14,228	173	(4,300)	(4,127)
NFJ Small-Cap Value Fund	5,134,181	203,019	(1,013,364)	(810,345)
OCC Equity Premium Strategy Fund	48,198	7	(22,561)	(22,554)
OCC Growth Fund	465,708	17,625	(94,559)	(76,934)
OCC Opportunity Fund	221,515	7,236	(51,721)	(44,485)
OCC Target Fund	367,926	16,797	(93,212)	(76,415)
RCM Large-Cap Growth Fund	374,859	10,534	(87,990)	(77,456)
RCM Mid-Cap Fund	58,008	1,097	(13,252)	(12,155)
RCM Strategic Growth Fund	5,419	170	(920)	(750)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Multi-Style Fund				Allianz Global Investors Value Fund				CCM Capital Appreciation Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	1,189	$10,643	1,580	$18,560	1,576	$12,826	4,510	$61,182	1,852	$26,360	6,700	$134,027
Class B	147	1,337	788	9,475	88	627	543	7,254	65	761	411	7,819
Class C	679	6,143	1,868	22,319	354	2,613	2,353	29,775	207	2,536	1,047	19,244
Other Classes	221	1,934	736	8,624	925	7,465	3,003	42,578	9,500	145,702	19,247	386,688

Issued in reinvestment of dividends and distributions
Class A	174	1,434	514	5,902	897	5,734	5,896	80,699	— *	— *	1,105	22,976
Class B	105	863	454	5,251	402	2,465	3,485	45,210	— *	— *	227	4,295
Class C	290	2,389	1,034	11,903	477	2,930	4,074	52,973	— *	— *	558	10,576
Other Classes	61	497	147	1,663	484	3,113	3,889	53,890	67	799	3,865	81,686

Cost of shares redeemed
Class A	(1,513)	(13,539)	(1,736)	(20,328)	(7,867)	(65,142)	(18,602)	(253,682)	(7,802)	(105,296)	(7,110)	(144,028)
Class B	(1,765)	(16,205)	(2,170)	(25,628)	(4,203)	(33,560)	(8,721)	(115,036)	(860)	(11,194)	(1,273)	(23,154)
Class C	(3,131)	(28,003)	(3,346)	(39,788)	(5,161)	(40,805)	(12,399)	(158,917)	(1,297)	(16,537)	(1,665)	(29,931)
Other Classes	(242)	(2,268)	(456)	(5,394)	(6,449)	(58,465)	(12,310)	(168,193)	(10,801)	(156,760)	(18,465)	(378,850)
Net increase (decrease) resulting from Fund share transactions	(3,785)	$(34,775)	(587)	$(7,441)	(18,477)	$(160,199)	(24,279)	$(322,267)	(9,069)	$(113,629)	4,647	$91,348

94	Allianz Funds Semiannual Report	12.31.08

	CCM Focused Growth Fund				CCM Mid-Cap Fund				NACM Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	262	$1,938	760	$7,631	1,393	$25,947	3,184	$84,995	178	$1,971	439	$6,770
Class B	—	—	—	—	65	1,051	270	6,720	26	266	323	4,766
Class C	194	1,335	277	2,850	147	2,431	490	11,810	60	641	229	3,456
Other Classes	1,519	10,848	9,504	98,420	6,136	115,624	17,795	483,036	1,709	24,243	48	776

Issued in reinvestment of dividends and distributions
Class A	— *	— *	— *	3	— *	— *	1,138	31,095	1	7	12	197
Class B	—	—	—	—	—	—	233	5,754	— *	— *	10	151
Class C	— *	— *	— *	1	—	—	401	9,914	— *	— *	9	146
Other Classes	37	228	10	110	—	—	3,079	86,995	8	79	3	45

Cost of shares redeemed
Class A	(183)	(1,279)	(156)	(1,590)	(2,455)	(45,138)	(4,066)	(108,754)	(232)	(2,737)	(423)	(6,296)
Class B	—	—	—	—	(603)	(10,059)	(912)	(22,025)	(220)	(2,360)	(207)	(2,879)
Class C	(103)	(699)	(123)	(1,192)	(625)	(9,941)	(1,075)	(25,214)	(174)	(1,839)	(254)	(3,536)
Other Classes	(823)	(6,355)	(1,674)	(16,874)	(11,168)	(209,754)	(12,390)	(329,561)	(200)	(2,343)	(49)	(725)
Net increase (decrease) resulting from Fund share transactions	903	$6,016	8,598	$89,359	(7,110)	$(129,839)	8,147	$234,765	1,156	$17,928	140	$2,871

	NACM Income & Growth Fund				NACM Mid-Cap Growth Fund				NFJ All-Cap Value Fund
	Six Months Ended 12/31/2008 (unaudited)		Period from 2/28/2007† to 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	82	$797	71	$1,050	6	$67	10	$119	419	$3,244	916	$13,286
Class B	—	—	—	—	—	—	—	—	59	435	97	1,445
Class C	174	1,665	46	701	5	36	1	10	248	1,869	315	4,705
Other Classes	134	1,180	0	1	32	321	2,415	30,802	60	549	424	6,285

Issued in reinvestment of dividends and distributions
Class A	8	72	3	46	— *	— *	— *	1	37	257	169	2,288
Class B	—	—	—	—	—	—	—	—	11	75	87	1,128
Class C	5	46	2	28	— *	— *	—	—	31	203	155	2,021
Other Classes	151	1,448	127	1,897	— *	1	77	968	27	190	344	4,747

Cost of shares redeemed
Class A	(45)	(438)	(5)	(71)	(6)	(47)	(1)	(9)	(333)	(2,926)	(696)	(9,282)
Class B	—	—	—	—	—	—	—	—	(92)	(813)	(182)	(2,564)
Class C	(31)	(353)	(3)	(41)	—	—	—	—	(167)	(1,465)	(298)	(4,060)
Other Classes	—	—	—	(5)	(799)	(6,105)	(1,298)	(21,036)	(806)	(6,319)	(568)	(8,467)
Net increase resulting from Fund share transactions	478	$4,417	241	$3,606	(762)	$(5,727)	$1,204	$10,855	(506)	$(4,701)	763	$11,532

12.31.08	Allianz Funds Semiannual Report	95

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	NFJ Dividend Value Fund				NFJ Large-Cap Value Fund				NFJ Mid-Cap Value Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	55,986	$664,073	88,892	$1,494,499	8,267	$102,496	19,974	$388,129	$278	$2,813	$278	$4,286
Class B	1,030	11,401	941	15,741	164	1,896	701	13,563	—	—	—	—
Class C	8,948	99,762	7,714	128,034	1,731	20,452	4,546	87,632	154	1,397	194	3,047
Other Classes	152,159	1,680,293	102,158	1,706,055	19,964	266,741	34,476	657,861	9	96	18	296

Issued in reinvestment of dividends and distributions
Class A	15,575	151,381	13,614	226,973	155	2,162	518	9,787	18	158	18	273
Class B	1,044	10,047	1,189	19,862	8	115	39	738	—	—	—	—
Class C	4,106	39,356	4,150	69,172	28	410	107	2,016	13	113	10	147
Other Classes	22,266	216,814	13,311	223,139	339	4,662	755	14,236	8	69	9	140

Cost of shares redeemed
Class A	(65,329)	(726,786)	(73,835)	(1,215,092)	(9,458)	(126,219)	(8,920)	(165,451)	(150)	(1,521)	(344)	(5,272)
Class B	(5,239)	(62,856)	(7,631)	(124,954)	(599)	(8,179)	(734)	(13,724)	—	—	—	—
Class C	(18,589)	(214,464)	(24,486)	(396,591)	(2,030)	(26,101)	(1,718)	(31,618)	(66)	(687)	(94)	(1,425)
Other Classes	(47,144)	(537,806)	(61,780)	(1,036,208)	(10,961)	(150,760)	(15,682)	(286,485)	(2)	(17)	(180)	(2,891)
Net increase (decrease) resulting from Fund share transactions	124,813	$1,331,215	64,237	$1,110,630	7,608	$87,675	34,062	$676,684	262	$2,421	(91)	$(1,399)

	NFJ Small-Cap Value Fund				OCC Equity Premium Strategy Fund				OCC Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	28,395	$672,249	15,525	$477,030	178	$1,110	562	$4,846	921	$20,405	6,315	$170,990
Class B	457	10,184	258	7,628	22	121	108	943	120	2,191	566	13,722
Class C	4,444	100,554	2,575	75,938	117	615	158	1,342	367	6,849	1,848	43,407
Other Classes	45,279	1,116,260	24,645	789,807	4	27	95	875	1,275	28,374	982	25,982

Issued in reinvestment of dividends and distributions
Class A	8,242	148,578	5,143	155,347	12	84	162	1,388	—	—	—	—
Class B	662	11,340	710	20,572	6	40	92	764	—	—	—	—
Class C	1,689	29,003	1,280	37,124	9	56	121	999	—	—	—	—
Other Classes	10,665	197,869	5,846	180,417	1	12	24	216	—	—	—	—

Cost of shares redeemed
Class A	(11,909)	(276,190)	(18,627)	(583,232)	(729)	(4,127)	(1,115)	(9,740)	(1,076)	(22,655)	(1,904)	(54,079)
Class B	(1,589)	(36,810)	(2,394)	(71,191)	(363)	(2,099)	(607)	(5,051)	(296)	(5,635)	(589)	(14,099)
Class C	(3,167)	(69,388)	(4,393)	(129,736)	(371)	(2,118)	(917)	(7,697)	(1,333)	(25,261)	(7,931)	(178,614)
Other Classes	(16,118)	(375,245)	(20,268)	(639,147)	(91)	(545)	(161)	(1,425)	(640)	(14,500)	(611)	(15,792)
Net (decrease) resulting from Fund share transactions	67,050	$1,528,404	10,300	$320,557	(1,205)	$(6,824)	(1,478)	$(12,540)	(662)	$(10,232)	(1,324)	$(8,483)

96	Allianz Funds Semiannual Report	12.31.08

	OCC Opportunity Fund				OCC Target Fund				RCM Large-Cap Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	243	$4,647	1,842	$43,442	883	$13,227	3,207	$72,473	1,244	$14,724	1,591	$22,978
Class B	9	113	96	2,046	61	823	218	4,596	35	319	113	1,604
Class C	81	1,074	638	11,868	896	8,444	2,082	39,631	124	1,210	106	1,465
Other Classes	1,176	20,644	3,513	74,791	45	780	183	4,429	3,201	35,255	10,566	157,127

Issued in reinvestment of dividends and distributions
Class A	—	—	235	6,274	1,085	10,067	572	13,698	110	934	263	3,915
Class B	—	—	85	1,711	160	1,196	158	3,181	12	100	51	737
Class C	—	—	755	15,169	2,932	21,931	1,763	35,537	13	102	46	658
Other Classes	—	—	173	3,878	85	833	47	1,158	870	7,548	2,519	38,039

Cost of shares redeemed
Class A	(453)	(8,011)	(1,036)	(25,681)	(1,261)	(18,267)	(2,853)	(65,529)	(1,093)	(12,316)	(1,531)	(22,317)
Class B	(159)	(2,190)	(357)	(6,927)	(466)	(6,717)	(1,428)	(29,362)	(146)	(1,523)	(259)	(3,486)
Class C	(549)	(7,178)	(2,550)	(44,612)	(2,621)	(31,137)	(4,676)	(88,961)	(152)	(1,541)	(221)	(3,012)
Other Classes	(1,104)	(14,068)	(538)	(11,974)	(107)	(1,637)	(95)	(2,268)	(7,167)	(80,404)	(12,471)	(182,623)
Net increase (decrease) resulting from Fund share transactions	(756)	$(4,969)	2,856	$69,985	1,692	$(457)	(822)	$(11,417)	(2,949)	$(35,592)	773	$15,085

	RCM Mid-Cap Fund				RCM Strategic Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	224	$440	282	$812	37	$426	112	$1,860
Class B	78	125	132	365	—	—	—	—
Class C	413	662	166	444	17	230	38	646
Other Classes	1,843	3,871	2,170	6,414	1	10	4	60

Issued in reinvestment of dividends and distributions
Class A	6	8	12	35	—	—	2	46
Class B	3	4	7	20	—	—	—	—
Class C	3	4	9	25	—	—	1	14
Other Classes	101	167	230	694	—	—	6	105

Cost of shares redeemed
Class A	(247)	(490)	(381)	(1,045)	(34)	(414)	(19)	(298)
Class B	(233)	(466)	(259)	(684)	—	—	—	—
Class C	(400)	(676)	(286)	(747)	(22)	(239)	(11)	(170)
Other Classes	(3,097)	(6,216)	(4,141)	(12,089)	(2)	(10)	(1)	(9)
Net increase (decrease) resulting from Fund share transactions	(1,306)	$(2,567)	(2,059)	$(5,756)	(3)	$3	132	$2,254

*	Less than 500
†	Commencement of operations

12.31.08	Allianz Funds Semiannual Report	97

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

10.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the six months ended December 31, 2008 (amounts in thousands):

Underlying Fund	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation Fund	$2,584	$3	$—	$(1,153)	$1,678	$4	$—
CCM Mid-Cap Fund	2,454	—	—	(726)	1,443	—	—
NACM International Fund	29,476	2,642	—	(8,297)	19,634	934	—
NACM Pacific Rim Fund	—	2,763	260	291	2,818	5	23
NFJ Large-Cap Value Fund	13,301	5,649	1,147	(4,657)	13,413	148	(649)
NFJ Small-Cap Value Fund	4,270	1,209	323	244	3,665	78	(37)
OCC Growth Fund	2,019	—	—	(775)	1,371	—	—
OCC Opportunity Fund	5,799	450	464	(385)	3,775	—	(112)
OCC Renaissance Fund	17,336	3,803	1,756	(6,792)	13,600	301	(1,591)
OCC Target Fund	3,193	218	—	(1,415)	1,617	—	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,697	196	1,373	(262)	2,223	64	(157)
PIMCO High Yield Fund	6,978	254	1,210	(1,649)	4,283	254	(421)
PIMCO Japanese StockPLUS Total Return Strategy Fund	4,096	400	2,777	—	—	—	(3,261)
PIMCO Short-Term Fund	11,915	135	10,936	(61)	886	121	(361)
PIMCO StocksPLUS Fund	37,061	6,743	3,637	(14,161)	25,169	1,620	(1,609)
RCM Large-Cap Growth Fund	24,049	419	4,252	(3,897)	13,052	106	(1,243)
RCM Mid-Cap Fund	15,738	1,345	765	(2,554)	10,386	—	(216)
PIMCO Total Return Fund	95,022	5,043	35,776	(1,136)	60,676	1,986	(1,023)
Totals	$278,988	$31,272	$64,676	$(47,385)	$179,689	$5,621	$(10,657)

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2008: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Realized Gain
Arkansas Best Corp.	$44,192	$13,385	$11,644	$(6,735)	$38,604	$333	$2,223
Brown Shoe Co., Inc.	28,349	6,633	—	(17,071)	21,490	348	—
Callaway Golf Co.	37,521	5,596	—	(10,700)	33,549	506	—
Cooper Cos., Inc.	—	31,613	—	6,480	38,094	—	—
Ethan Allen Interiors, Inc.	34,174	6,098	—	(26,936)	23,268	710	—
Heidrick & Struggles International, Inc.	26,861	—	—	(17,973)	20,933	253	—
Royal Gold, Inc.*	53,234	834	18,362	26,225	61,714	341	4,285
Totals	$224,331	$64,159	$30,006	$(46,710)	$237,652	$2,491	$6,508

*	Not affiliated at December 31, 2008

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at December 31, 2008. The cost and market value as a percentage of Net Assets of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost (000s)	Market Value as a % of Net Assets
Arkansas Best Corp.	5.07%	$45,339	1.10%
Brown Shoe Co., Inc.	5.99	38,561	0.93
Callaway Golf Co.	5.59	44,249	1.07
Cooper Cos., Inc.	5.15	31,613	0.76
Ethan Allen Interiors, Inc.	5.64	50,204	1.21
Heidrick & Struggles International, Inc.	5.94	38,906	0.94
Royal Gold, Inc.*	5.00	35,489	0.86
		$284,361	6.87%

*	Not affiliated at December 31, 2008

98	Allianz Funds Semiannual Report	12.31.08

11.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

12.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2008 the applicable Sub-Adviser reimbursed Allianz Global Investors Value Fund $296,671 ($0.005 per share), OCC Equity Premium Strategy Fund $1,675 (less than $.005 per shares) and NFJ Dividend Value Fund $2,000 (less than $.005 per share) for realized losses resulting from trading errors.

13.	SUBSEQUENT EVENT

Effective January 16, 2009, the Allianz Global Investors Value Fund was reorganized into the NFJ Large Cap Value Fund. The NFJ Large Cap Value Fund acquired substantially all of the assets and liabilities of the Allianz Global Investors Value Fund.

The OCC Equity Premium Strategy Fund is expected to liquidate on March 13, 2009.

12.31.08	Allianz Funds Semiannual Report	99

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2008

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), Oppenheimer Capital LLC (“OCC”), and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed upon for certain Funds. The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

100	Allianz Funds Semiannual Report	12.31.08

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by CCM (CCM Funds). The Trustees reviewed information showing performance of the CCM Capital Appreciation, Focused Growth and Mid-Cap Funds. For the CCM Capital Appreciation and Focused Growth Funds, performance was below median (in the third quartile) for the one-year period, but was above median for the performance universes for all other periods. For the CCM Mid-Cap Fund, performance was above median for its performance universe for all periods.

Funds Sub-Advised by NACM (NACM Funds). The Trustees reviewed information showing performance of the NACM Growth, Income & Growth and Mid-Cap Growth Funds. The comparative information showed that for the NACM Growth Fund, performance was above median for the one- and three-year periods but was below median (in the third quartile) for the five-year period. Only one year of performance information was presented for the NACM Income & Growth Fund because of its short existence and performance was above median for its performance universe for the one-year period. Only one- and three-year periods of performance information were presented for the NACM Mid-Cap Growth Fund because of its short existence and performance was above median for its performance universe for both periods.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed information showing performance of the NFJ All-Cap Value, Dividend Value, Large-Cap Value, Mid-Cap Value and Small-Cap Value Funds and the Allianz Global Investors Value Fund (formerly OCC Value Fund). The comparative information showed that for the NFJ All-Cap Value Fund, performance was below median (in the third quartile) for all periods. For the NFJ Dividend Value, Large-Cap Value and Small-Cap Value Funds, performance was above median for the performance universes for all periods. Only one year of performance information was presented for the NFJ Mid-Cap Value Fund because of its short existence and performance was below median (in the third quartile) for the one-year period. For the Allianz Global Investors Value Fund, performance was below median (in the fourth quartile) for its performance universe for all periods. The Trustees took into account that this Fund changed its sub-adviser to NFJ (and subsequently merged into the NFJ Large-Cap Value Fund).

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed information showing performance of the OCC Equity Premium Strategy, Growth, Opportunity and Target Funds. The comparative information showed that for the OCC Equity Premium Strategy and Opportunity Funds, performance was below median (in the third quartile) for the one-year period and above median for the performance universes for the three- and five-year periods. For the OCC Growth and Target Funds, performance was above median for the performance universes for all periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the RCM Large-Cap Growth, Mid-Cap and Strategic Growth Funds, as well as the Allianz Global Investors Multi-Style Fund (for which RCM provides advice regarding the allocation of Fund assets among other Allianz and PIMCO Funds). The comparative information showed that for the RCM Large-Cap Growth Fund, performance was below median (in the third quartile) for its performance universe for all periods. For the RCM Mid-Cap Fund, performance was below median (in the third quartile) for the one- and five-year periods but above median for the three-year period. Only one year of performance information was presented for the RCM Strategic Growth Fund because of its short existence and performance was above median for the one-year period. The comparative information showed that performance for the Allianz Global Investors Multi-Style Fund was above median for its performance universe for all periods.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so,

12.31.08	Allianz Funds Semiannual Report	101

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Funds’ prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees also considered the Adviser’s agreement that the Funds will share in future cost savings expected to result from new transfer agency arrangements established for the Funds in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

CCM Funds. For the CCM Capital Appreciation, Focused Growth and Mid-Cap Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups).

NACM Funds. For the NACM Growth Fund, advisory fees and total expense ratios were below median for all expense groups. For the NACM Income & Growth and Mid-Cap Growth Funds advisory fees were above median (in the third quartile) for the expense groups. For the NACM Income & Growth Fund, the total expense ratios were above median (in the fourth quartile) for all expense groups. For the NACM Mid-Cap Growth Fund, the total expense ratios were above median (in the third quartile for the retail expense group and in the fourth quartile for the institutional expense group) for all expense groups.

NFJ Funds. For all NFJ Funds, except the NFJ All-Cap Value Fund, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the NFJ All-Cap Value Fund, the advisory fees were below median and the total expense ratios were below median for the retail expense group but above median (in the third quartile) for the institutional expense group. For the Allianz Global Investors Value Fund, the advisory fees and total expense ratios were below median for all expense groups.

OCC Funds. For the OCC Growth, Opportunity and Target Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the OCC Equity Premium Strategy Fund, advisory fees were above median (in the third quartile) and the total expense ratios were above median (in the third quartile) for the retail expense group and below median for the institutional expense group.

RCM Funds. For the RCM Large-Cap Growth and Mid-Cap Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the RCM Strategic Growth Fund, advisory fees and total expense ratios were above median (in the fourth quartile) for all expense groups. For the Allianz Global Investors Multi-Style Fund, the Trustees noted that the Fund does not pay advisory fees, and the total expense ratios were below median.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2008. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent

102	Allianz Funds Semiannual Report	12.31.08

consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider additional breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.08	Allianz Funds Semiannual Report	103

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC

NFJ Investment Group LLC

Nicholas-Applegate Capital Management LLC

Oppenheimer Capital LLC

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the America,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 9/30/08. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

AZ000SA_24431

Allianz Funds Semiannual Report

DECEMBER 31, 2008

Domestic Stock Funds

Share Class

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz Global Investors Value Fund

(formerly Allianz OCC Value Fund)

Allianz NFJ Dividend Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

INCOME & EQUITY FUNDS

Allianz OCC Equity Premium

Strategy Fund

Allianz NACM Income & Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		26
Schedule of Investments		28
Statements of Assets and Liabilities		58
Statements of Operations		62
Statements of Changes in Net Assets		66
Financial Highlights		72
Notes to Financial Statements		78
Board Approval of Investment Advisory and Portfolio Management Agreements		90

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Value Fund	6	28
Allianz CCM Capital Appreciation Fund	7	29
Allianz CCM Focused Growth Fund	8	30
Allianz CCM Mid-Cap Fund	9	31
Allianz NACM Growth Fund	10	33
Allianz NACM Income & Growth Fund	11	34
Allianz NACM Mid-Cap Growth Fund	12	37
Allianz NFJ All-Cap Value Fund	13	38
Allianz NFJ Dividend Value Fund	14	39
Allianz NFJ Large-Cap Value Fund	15	40
Allianz NFJ Mid-Cap Value Fund	16	41
Allianz NFJ Small-Cap Value Fund	17	42
Allianz OCC Equity Premium Strategy Fund	18	44
Allianz OCC Growth Fund	19	45
Allianz OCC Opportunity Fund	20	46
Allianz OCC Renaissance Fund	21	48
Allianz OCC Target Fund	22	50
Allianz RCM Large-Cap Growth Fund	23	51
Allianz RCM Mid-Cap Fund	24	52
Allianz RCM Strategic Growth Fund	25	54

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended December 31, 2008.

Tight credit conditions, global economic slowing and the high-profile failures of leading financial institutions caused stock prices to fall drastically during the period. No sector or market segment was spared in a stock market decline that ranks among the worst on record. During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy and financials sectors were especially hard hit.

The Standard & Poor’s 500 Index of U.S. stocks returned -28.48% for the period. Value stocks fared better than growth stocks. Large and mid-cap growth stocks underperformed small-caps. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned -32.31%. Its counterpart, the Russell 1000 Value Index, posted a -26.93% return. To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009.

These market conditions are unprecedented and represent a significant setback for equity investors. Your personal financial advisor can help you review your portfolio and recommend a course to follow. Your portfolio should be tailored to your specific financial goals and reflect your individual sensitivity to risk.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

Semiannual Report	December 31, 2008	3

Important Information About the Funds

(Unaudited)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (D) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in (month/year): Allianz Global Investors Value (formerly OCC Value) (4/98), CCM Capital Appreciation (4/98), CCM Focused Growth (7/06), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), OCC Equity Premium Strategy (7/00), RCM Large-Cap Growth (3/99) and RCM Mid-Cap (12/00). The oldest share class for the following Fund is the A shares, and the D shares were first offered in (month/year): OCC Target (6/00). The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): OCC Growth (1/00) and OCC Renaissance (4/98). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year.

Proxy Voting

The Fund’s Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 7/1/08 to 12/31/08.

4	Allianz Funds

Actual Expenses

The information in the table under the heading “Actual Performances” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2008	5

Allianz Global Investors Value Fund (formerly Allianz OCC Value Fund)

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions. To boost confidence and reduce the depth of recession, the Federal Reserve cut benchmark interest rates to historic lows and announced plans to buy some $500 billion in mortgage-backed securities. Stocks rallied from late November through year end, recovering significant lost ground.

•

Fund holdings in energy contributed significantly to declines. As the price of crude oil retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production companies and oilfield services firms. Positions in Hess, an oil and natural gas producer; Halliburton, the world’s second largest oil field services provider, and offshore drilling companies Transocean and Diamond Offshore all declined in this environment.

•

Falling commodities prices triggered declines in materials stocks, including the Fund’s positions in Freeport-McMoran Copper and Gold, Dow Chemical and International Paper. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest producer to cut jobs, defer overseas expansion and halt its annual dividend. Dow Chemical shares fell after a canceled joint venture with Kuwait dashed prospects of a needed cash infusion.

•

Among industrials companies, the Fund’s positions in defense contractors Lockheed Martin and Raytheon benefited performance relative to the benchmark Russell 1000 Value Index. Lockheed shares advanced as the company successfully delivered the first of 55 shallow water ships ordered by the U.S. Navy. Raytheon shares rose on reports of improved profitability.

•

In financials, an underweight position benefited relative returns. The Fund’s holdings at the beginning of the period in credit card issuer Capital One Financial and global commercial finance company CIT Group proved beneficial to returns for the reporting period. Capital One shares rose in the third quarter on favorable analyst comments on the firm’s liquidity and capital base. CIT shares advanced with the bank’s receipt of a $500-million funding commitment from Wells Fargo.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz Global Investors Value Fund Class D	–30.92%	–48.94%	–6.93%	1.65%	7.45%
Russell 1000 Value Index	–26.93%	–36.85%	–0.79%	1.36%	8.43%
Lipper Large-Cap Value Fund Average	–27.93%	–37.36%	–1.91%	0.51%	6.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	20.1%
Energy	15.5%
Healthcare	13.8%
Industrials	12.2%
Consumer Discretionary	7.6%
Telecommunications	7.1%
Consumer Staples	6.5%
Technology	5.6%
Other	9.5%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$690.80	$1,019.56
Expenses Paid During Period	$4.77	$5.70

Expenses are equal to the ratio (1.12% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in the industrials sector were among the most significant detractors from Fund performance. SPX Corp., the world’s largest maker of dry cooling towers for power detracted from relative returns. Share prices fell as SPX lowered its 2008 earnings forecasts on news of slowing demand amid the economic downturn.

•

In consumer staples, shares of Avon Products fell as the largest direct seller of beauty products reported that third-quarter profits rose less than analysts expected due to a drop in North American sales.

•

Among materials stocks, the Fund’s position in fertilizer maker Mosaic declined on the company’s forecast for lower sales due to the global recession and lower grain prices. Mosaic withdrew its 2009 fiscal year sales forecasts for phosphates and potash, citing the uncertainties in the global economy.

•

Stock selection in the consumer discretionary sector was a positive contributor to the Fund’s relative performance. Apollo Group shares rose solidly as the owner of the for-profit University of Phoenix said fiscal fourth-quarter profit beat analyst estimates. Shares of fast-food leader McDonald’s rose on news of higher same store sales. Although many consumers have begun to cut back on restaurant meals to save cash, the chain reported strong sales of breakfast items, chicken sandwiches and value-menu options.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class D	–35.19%	–42.79%	–2.68%	–0.54%	7.71%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	5.78%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	7.34%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	5.88%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.09%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	26.4%
Healthcare	18.8%
Consumer Staples	10.5%
Energy	7.4%
Financial Services	5.5%
Consumer Discretionary	5.5%
Retail	5.0%
Aerospace	4.1%
Other	15.1%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$648.30	$1,019.66
Expenses Paid During Period	$4.57	$5.60

Expenses are equal to the ratio (1.10% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	7

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Stock selection in the industrials sector detracted significantly from returns during the period. A position in Union Pacific, the largest U.S. railroad, detracted from Fund performance as share prices fell in the market selloff and after the company forecast lower shipping volumes. Transportation of lumber, chemicals and autos weakened. The company reported that shipments of some energy-related products, such as wind turbines and sand for oil drilling, remain strong.

•

Holdings in the materials and energy sectors detracted from the Fund’s returns during the period. Shares of fertilizer maker Terra Industries declined following a steep drop in agricultural prices amid worries that the expected global economic slowdown would negatively impact food and fertilizer demand. Within energy, Ensco International weighed on performance. Oil drilling and exploration companies suffered the brunt of tumbling crude oil prices.

•

Stock selection in the consumer discretionary sector contributed positively to relative returns. Apollo Group shares rose solidly as the owner of the for-profit University of Phoenix said fiscal fourth-quarter profit beat analyst estimates. In addition, one analyst said Apollo’s strong free cash flow, healthy balance sheet, cyclical business model and identifiable growth drivers made the company attractive in the volatile economic environment.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class D	–36.09%	–41.48%	–1.01%	—	–3.82%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	–5.42%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	–4.11%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.12%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	35.2%
Healthcare	17.8%
Consumer Staples	8.1%
Energy	6.9%
Consumer Discretionary	6.9%
Aerospace	5.4%
Chemicals	5.2%
Consumer Services	4.9%
Other	6.6%
Cash & Equivalents — net	3.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$639.10	$1,019.61
Expenses Paid During Period	$4.59	$5.65

Expenses are equal to the ratio (1.11% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of companies represented in the Russell Midcap Index.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Holdings in the industrials sector contributed significantly to the Fund’s decline during the period. SPX Corp., the world’s largest maker of dry cooling towers for power plants, detracted from the Fund’s returns. Share prices fell as SPX lowered 2008 earnings forecasts on slowing demand amid the economic downturn. Shares of mining equipment maker Joy Global also fell with lower metals prices. The company forecast 2009 profits below analyst expectations due to slowing equipment orders and the stronger dollar’s negative effect on sales abroad

•

Holdings in the materials sector detracted from Fund performance. Shares of fertilizer maker Terra Industries declined on a steep drop in agricultural prices and worries the global economic slowdown would cut demand.

•

Fund positions in the financials and consumer discretionary sectors were positive contributors to performance versus the benchmark. Within financials, reinsurer Arch Capital Group posted gains for the six-month period following a bullish analyst report on reinsurers. Within the consumer discretionary sector, shares of Dollar Tree advanced on higher quarter sales and profits, as consumers shopped for bargains in the weak economic environment. The company noted food and seasonal merchandise were its strongest sellers.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (08/26/91)
Allianz CCM Mid-Cap Fund Class D	–41.32%	–44.65%	–1.41%	1.15%	7.90%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	6.45%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	5.93%

†The Fund began operations on 08/26/91. Index comparisons began on 08/31/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.09%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	23.2%
Healthcare	13.2%
Consumer Discretionary	11.7%
Capital Goods	7.2%
Insurance	6.9%
Consumer Staples	6.1%
Energy	5.5%
Financial Services	4.5%
Other	21.1%
Cash & Equivalents — net	0.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$586.80	$1,019.61
Expenses Paid During Period	$4.44	$5.65

Expenses are equal to the ratio (1.11% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	9

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its assets in equity securities in the Russell 1000 Growth Index. The Fund normally invests primarily in large capitalization equity securities, which it defines as equity securities of companies with market capitalizations of at least $5 billion at the time of purchase.

•	Both the Fund and the benchmark posted sharply lower returns during the second half of 2008. The Fund’s relative performance was tied to stock selection among industrials and materials companies.

•

The biggest detractor from Fund returns was Freeport-McMoRan Copper & Gold, a materials firm. The company’s share value fell by more than three-quarters during the final six months of 2008 due to disappointing earnings and weakness in the metals market.

•

While investors benefited from stock selection in the energy sector, a dramatic decline in crude oil prices negatively impacted some of the portfolio’s energy holdings. Shares of oil services companies Ensco International and National-Oilwell fell more than 60% during the second half. The price of crude oil tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

Stock selection was strongest in the information technology sector, where overweighted positions in mega-cap technology companies such as Intel, Hewlett- Packard, and Microsoft Corp. contributed to the Fund’s returns. In addition, an underweight position in Apple, which was downgraded by analysts on a weakening business outlook, boosted the Fund’s relative returns.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Growth Fund Class D	–33.26%	–41.46%	–1.84%	—	1.44%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	0.76%
Lipper Multi-Cap Growth Fund Averag ce	–34.90%	–41.90%	–2.65%	–1.30%	2.04%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.17%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	26.0%
Technology	25.2%
Consumer Staples	15.6%
Energy	8.9%
Consumer Discretionary	7.9%
Transportation	3.2%
Capital Goods	3.0%
Aerospace	2.2%
Other	6.9%
Cash & Equivalents — net	1.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$667.40	$1,018.99
Expenses Paid During Period	$4.92	$5.86

Expenses are equal to the ratio (1.17% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz NACM Income & Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Income & Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•	Extreme market volatility tested the Fund during the reporting period. The debt, convertible, and equity markets experienced one of the most rapid sell-offs of all time.

•

The Fund’s high yield investments outperformed throughout the period, including the record-setting down months. Maintaining the Fund’s discipline of identifying superior credits and standing firm with those decisions throughout the sell-off positioned the Fund to both protect and participate in the high-yield market.

•

Historically, convertibles have offered downside protection versus equities; however, the rapidly widening corporate bond spreads negatively affected convertibles as a group. Positions in the health care industry boosted relative performance within the convertibles component of the Fund. Health care companies benefited from stable earnings, stable cash flows and an expected flight to quality. Positions in the energy industry generally detracted from the Fund’s performance.

•	Stock selection in the consumer discretionary, information technology and consumer staples groups bolstered relative performance, while holdings of industrials, energy, and materials firms detracted.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception* (02/28/07)
Allianz NACM Income & Growth Fund Class D	–29.59%	–33.88%	—	—	–16.21%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	–19.77%
Barclays Capital Aggregate Bond Index	4.07%	5.24%	4.65%	5.63%	5.81%
Lipper Flexible Portfolio Fund Average	–20.77%	–24.57%	1.23%	3.27%	–19.34%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.31%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	13.1%
Telecommunications	12.3%
Technology	12.2%
Healthcare & Hospitals	10.7%
Oil & Gas	5.9%
Utilities	4.3%
Retail	4.1%
Consumer Discretionary	3.7%
Other	27.8%
Cash & Equivalents — net	5.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$704.10	$1,018.55
Expenses Paid During Period	$5.67	$6.72

Expenses are equal to the ratio (1.32% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	11

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index

•

The Fund’s overweight position in the energy sector detracted from returns relative to the benchmark during the reporting period. However, underperformance within the sector was entirely attributable to sector weighting and not stock selection. Crude oil prices declined from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008, leading to an across-the-board liquidation of energy company shares.

•

Despite the Fund’s marked underweight position in the financials sector, stock selection in the category dragged on relative performance. As a group, the value of financial firms sank to a thirteen-year low in 2008 and mortgage-related losses topped $1 trillion, globally. Within the Fund, industrial REIT ProLogis and insurance company Hartford Financial both posted sizable declines.

•

Investors benefited from solid stock selection among utilities companies. Avoiding investment in Constellation Energy during the third quarter bolstered the Fund’s relative results. Constellation declined more than 70% between July and September on credit and liquidity concerns. Defensive holdings such as SCANA, Progress Energy, and Xcel Energy also boosted performance, posting small declines while other firms fell hard.

•

In industrials, several portfolio positions held up well in the face of the overall market downturn, including Dun & Bradstreet, a provider of business information services, L-3 Communications, a provider of military electronic systems, and Teleflex, a manufacturer of specialty-engineered products for the medical, aerospace, and commercial markets.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (02/27/04)
Allianz NACM Mid-Cap Growth Fund Class D	–37.82%	–40.09%	—	—	–2.02%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	–3.39%
Lipper Mid-Cap Core Fund Average	–34.13%	–38.53%	–1.32%	3.79%	–3.84%

† The Fund began operations on 2/27/04. Index comparisons began on 2/29/04.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.35%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	16.7%
Consumer Discretionary	16.5%
Energy	15.7%
Technology	12.9%
Capital Goods	7.7%
Industrial	6.4%
Commercial Services	4.1%
Semi-conductors	3.7%
Other	13.9%
Cash & Equivalents — net	2.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$621.80	$1,018.20
Expenses Paid During Period	$5.38	$6.66

Expenses are equal to the ratio (1.33% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ All-Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place based on a number of valuation factors, which may include price-to-earnings, price-to-book and price-to-cash flow ratios.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production and oilfield services firms. Halliburton, the world’s second largest oilfield provider, acknowledged it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings were susceptible to budget cuts for exploration and production.

•

Falling commodities prices triggered declines in materials stocks during the period, including the Fund’s positions in Freeport McMoran Copper and Gold and in Alcoa. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest copper producer to cut jobs, defer overseas expansion and halt its annual dividend. Alcoa shares declined on fears of weakening demand from China and India.

•

In the consumer staples sector, positions in Supervalu and Corn Products International detracted from performance during the period. Supervalu, one of the nation’s largest grocery chains, posted losses as consumers cut back and competition from Wal-Mart and other lower-priced food and drug stores increased.

•

Stock selections among financials boosted returns versus the benchmark during the period. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NFJ All-Cap Value Fund Class D	–32.85%	–41.81%	–3.99%	—	3.30%
Russell 3000 Value Index	–26.49%	–36.25%	–0.72%	1.69%	3.36%
Lipper Multi-Cap Value Fund Average	–29.49%	–38.16%	–2.11%	1.83%	2.37%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.31%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	21.5%
Energy	15.0%
Industrial	13.9%
Consumer Discretionary	8.9%
Healthcare	7.8%
Consumer Staples	6.7%
Utilities	6.4%
Telecommunications	4.6%
Other	5.8%
Cash & Equivalents — net	9.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$671.50	$1,018.55
Expenses Paid During Period	$5.56	$6.72

Expenses are equal to the ratio (1.32% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	13

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production companies and oilfield services firms. Halliburton, the world’s second largest oil field services provider, acknowledged that it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings are susceptible to the risk of budget cuts for exploration and production.

•

Among technology companies, Seagate announced earnings significantly below the same period a year earlier, widely missing analysts’ estimates. The company experienced a greater-than-expected decline in hard disc drive demand and selling prices, especially in the personal computer market.

•

Falling commodities prices triggered declines in materials stocks, including the Fund’s positions in Alcoa and Dow Chemical. Alcoa shares weakened on fears of softening demand from China and India. Dow Chemical shares fell after a canceled joint venture with the government of Kuwait dashed prospects of a needed cash infusion for the company.

•

An underweight position in financials proved beneficial to returns versus the benchmark. Shares of Annaly Capital Management rallied as the real estate investment trust reported earnings nearly double year-earlier levels. The company, which invests in mortgage-backed securities, benefited from lower borrowing costs that widened the spread between the rates it paid and those it received on government-backed mortgage securities.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class D	–29.02%	–36.29%	0.92%	—	5.21%
Russell 1000 Value Index	–26.93%	–36.85%	–0.79%	1.36%	0.91%
Lipper Equity Income Fund Average	–25.31%	–33.77%	–0.73%	1.08%	0.73%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.04%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Energy	20.0%
Financial Services	17.6%
Industrial	12.1%
Consumer Discretionary	10.6%
Healthcare	10.3%
Consumer Staples	8.3%
Telecommunications	6.1%
Information Technology	5.6%
Other	5.2%
Cash & Equivalents — net	4.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$709.80	$1,019.96
Expenses Paid During Period	$4.48	$5.30

Expenses are equal to the ratio (1.04% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production and oilfield services firms. Halliburton, the world’s second largest oilfield provider, acknowledged it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings are susceptible to budget cuts for exploration and production.

•

Falling commodities prices triggered declines in materials stocks during the period, including the Fund’s positions in Freeport McMoran Copper and Gold and in Alcoa. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest copper producer to cut jobs, defer overseas expansion and halt its annual dividend. Alcoa shares weakened on fears of softening demand from China and India.

•

An underweight position in financials proved beneficial to returns versus the benchmark. Travelers shares advanced as the insurer sought to distance itself from AIG, the only insurer that sells more coverage to U.S. companies. After AIG received $150 billion in federal funds to prevent its collapse, Traveler’s CEO sent a letter to Treasury Secretary Paulson stating that the company does not require any assistance from the government.

•

In industrials, Waste Management rose late in the period on the announcement of a dividend increase for 2009 despite profits that were pinched by falling prices for recycled materials. The company, North America’s largest provider of garbage disposal services, said the dividend hike reflected strong and consistent cash flow.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class D	–32.36%	–40.83%	–1.09%	—	3.38%
Russell Top 200 Value Index	–24.59%	–36.09%	–1.35%	0.05%	–0.83%
Lipper Large-Cap Value Fund Average	–27.93%	–37.36%	–1.91%	0.51%	–0.01%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.10%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	19.0%
Energy	13.9%
Healthcare	12.9%
Industrial	12.4%
Telecommunications	7.3%
Consumer Discretionary	7.1%
Consumer Staples	6.7%
Materials	6.3%
Other	8.6%
Cash & Equivalents — net	5.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$676.40	$1,019.61
Expenses Paid During Period	$4.69	$5.65

Expenses are equal to the ratio (1.11% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	15

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks and other equity securities of companies in the bottom 800 of the 1,000 largest North American companies traded on U.S. securities markets.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in the energy sector contributed significantly to declines, as falling oil prices dragged the prices of other fuel sources lower. The effect was particularly difficult for metallurgical coal company Teck Cominco. The company’s shares fell on concerns that it would be unable to repay a bridge loan used in its $13 billion acquisition of Fording Canadian Coal. The takeover was announced in July, when copper and coal prices were soaring. Since then demand for coal has dissipated. Cimarex ended the year lower as earnings fell short of guidance and the company cut production forecasts as a result of Gulf hurricanes.

•	Among technology companies, Seagate earnings fell significantly below the same period a year earlier, as the company experienced a greater-than-expected decline in hard disc drive demand.

•

In the consumer staples sector, positions in Supervalu and Corn Products International detracted from performance. Supervalu, one of the nation’s largest grocery chains, posted losses as consumers cut back and competition from Wal-Mart and other lower-priced food and drug stores increased.

•

Stock selections among financials boosted returns versus the benchmark. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class D	–31.43%	–37.67%	—	—	–15.66%
Russell Midcap Value Index	–32.67%	–38.44%	0.33%	4.44%	–15.94%
Lipper Mid-Cap Value Fund Average	–31.90%	–38.26%	–1.04%	5.04%	–15.07%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.28%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return.

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	24.0%
Consumer Discretionary	14.4%
Industrial	14.4%
Utilities	9.3%
Consumer Staples	7.2%
Energy	7.2%
Materials	6.1%
Information Technology	4.8%
Other	7.3%
Cash & Equivalents — net	5.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$635.70	$1,018.80
Expenses Paid During Period	$5.40	$6.46

Expenses are equal to the ratio (1.27% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Allianz Funds

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

The Fund’s overweight position in energy contributed significantly to declines as falling oil prices hit oilfield service and exploration companies hardest. Shares of Berry Petroleum fell on liquidity and debt concerns. Falling oil prices reduced the value of the firm’s reserves, which serve as collateral on Berry’s revolving credit line. The company sharply cut its capital budget for 2009 in response to the threat of a cash crunch.

•

Among industrials, shares of Genco Shipping & Trading and Excel Maritime fell on weakness in dry bulk freight rates. Genco, which operates 28 vessels for the transport of coal, grain and steel, cancelled an order for six new carriers. Excel Maritime ships iron ore and coal. Analysts expressed concerned that the slowing global economy could reduce demand for shipping services.

•	In financials, the Fund’s position in CBL & Associates fell as the shopping mall owner cut dividends in anticipation of difficult access to capital amid a dim outlook for retail shopping malls.

•

In materials, positions in Royal Gold and Iamgold advanced on rising gold prices and a bullish outlook. While demand for gold has grown, worldwide production has been declining and barriers to entry are high for the development of new mines. Colorado-based Royal Gold receives royalties on gold and silver mines. Toronto-based Iamgold’s principal asset is a mine in Mali, West Africa. The company has exploration initiatives in Africa and South America.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class D	–24.65%	–26.46%	4.66%	8.45%	10.88%
Russell 2000 Value Index	–21.17%	–28.92%	0.27%	6.11%	10.43%
Lipper Small-Cap Value Fund Average	–27.23%	–33.45%	–0.90%	5.41%	8.76%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.22%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Industrial	19.8%
Financial Services	16.3%
Materials	13.2%
Utilities	11.7%
Energy	11.4%
Consumer Staples	7.0%
Consumer Discretionary	5.4%
Healthcare	5.0%
Other	3.0%
Cash & Equivalents — net	7.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$753.50	$1,019.06
Expenses Paid During Period	$5.39	$6.21

Expenses are equal to the ratio (1.22% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	17

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

An overweight position in the information technology sector contributed to performance for the period. Shares of Google, Corning and Nokia fell as consumer and business spending on technology services and equipment diminished with the slowing economy.

•

Health care stock selection and an overweight position in the sector benefited performance. Shares of pharmaceutical company Abbott Laboratories advanced during the period, as the company beat analysts’ estimates for third-quarter revenues and earnings. Fellow pharmaceutical companies Merck and Roche continued to grow even in the difficult economic environment.

•	Materials stock selection hurt Fund performance for the period. Mosaic, which produces potash and phosphate for use in fertilizer, fell on worries about a global downturn in fertilizer demand.

•

Stock selection among telecommunications companies detracted from performance relative to the benchmark. Sprint declined on concerns about the erosion of its market share, while NII Holdings, which provides wireless services in Latin America, fell on worries that its growth may be slowing.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class D	–33.22%	–41.01%	–4.08%	1.13%	6.97%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	6.81%
Lipper Large-Cap Core Fund Average	–29.22%	–37.23%	–2.88%	–1.72%	5.67%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.28%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	20.5%
Financial Services	15.1%
Technology	14.2%
Energy	12.4%
Consumer Staples	12.1%
Aerospace	4.9%
Materials & Processing	4.2%
Consumer Discretionary	4.0%
Other	12.3%
Cash & Equivalents — net	0.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$667.80	$1,018.75
Expenses Paid During Period	$5.38	$6.51

Expenses are equal to the ratio (1.28% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Allianz Funds

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

In health care, stock selection decisions and an overweighting contributed to relative performance. Shares of pharmaceutical company Gilead rallied after topping earnings estimates on continued strong sales growth for its HIV medications. The company is the leading maker of AIDS treatments. About 80% of all treated patients take at least one of Gilead’s HIV drugs.

•

In absolute terms, Fund holdings in the information technology sector contributed most significantly to declines for the period. Shares of Research In Motion fell after being downgraded by analysts as competition and the prospects of a price war became more likely. As the market entered a more difficult phase of slowing consumer spending, the maker of the popular Blackberry phone increased marketing efforts, including the subsidy spending needed to support newly launched products.

•

Positions in industrials companies detracted from both relative and absolute performance. In the industrials sector, shares of Textron fell as the diversified manufacturer forecast a loss for the final quarter of 2008. The company, which operates manufacturing, finance and aircraft product lines, announced plans to exit its commercial finance business except for the financing of customer purchases of Textron products. Shares of railroad company Union Pacific also weakened. The company reported layoffs and reduced working hours for 1,500 workers due to slack demand for rail services.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Growth Fund Class D	–32.24%	–37.24%	–0.23%	–2.82%	9.60%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	8.87%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	9.88%

† The Fund began operations on 02/24/84. Index comparisons began on 02/29/84.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.16%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	25.2%
Technology	22.3%
Consumer Staples	9.8%
Financial Services	8.0%
Energy	7.7%
Capital Goods	4.1%
Telecommunications	4.0%
Chemicals	3.4%
Other	8.1%
Cash & Equivalents — net	7.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$677.60	$1,019.31
Expenses Paid During Period	$4.95	$5.96

Expenses are equal to the ratio (1.17% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	19

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•	Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

An overweight position in energy companies detracted from performance in both absolute and relative terms. Shares of exploration and production companies Quicksilver, Petroquest Energy and others fell along with market prices for oil and natural gas. Quicksilver reported that its board approved a 2009 capital budget significantly lower than previously forecast. Petroquest reported that the oil price decline had a significant negative impact on their proved reserves.

•

Holdings in the industrials sector also detracted broadly from Fund returns. Shares of global aviation company AerCap Holdings fell despite reporting rising profits that exceeded analysts’ estimates. The Dutch company attributed the profit jump to higher rents received on its fleet of leased aircraft. However, it also reported sluggish aircraft sales due to economic weakness. Analysts warned of a tough outlook for the global airline industry due to slackening demand from passengers.

•

Stock selection in financial services companies boosted performance relative to the benchmark. Student lender Nelnet Inc. reported it swung to a profit in the third quarter, surpassing Wall Street’s expectations. The company reported that it had provided additional equity support for a $2.5 billion federal student loan warehouse facility, at which all of the loans are guaranteed by the federal government. The company continues to generate positive cash flow from operations.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Opportunity Fund Class D	–36.99%	–46.25%	–4.04%	0.82%	10.36%
Russell 2000 Growth Index	–32.51%	–38.54%	–2.35%	–0.76%	5.54%
Lipper Small-Cap Growth Fund Average	–34.29%	–42.10%	–3.80%	1.01%	4.47%

†The Fund began operations on 2/24/84. Index comparisons began on 2/29/84.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.31%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	23.3%
Technology	15.3%
Energy	13.3%
Transportation	10.6%
Commercial Services	8.6%
Financial Services	6.8%
Consumer Discretionary	4.9%
Hotels/Gaming	3.4%
Other	13.4%
Cash & Equivalents — net	0.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$630.10	$1,018.60
Expenses Paid During Period	$5.38	$6.67

Expenses are equal to the ratio (1.31% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Allianz Funds

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Positions in the industrials sector weighed on Fund performance during the period. Shares of French steel tube maker Vallourec fell on the news of downgrades by analysts who acknowledged continued demand and favorable industry positioning but saw minimal upside for the stock given weakness in oil and gas markets.

•

In absolute terms, the Fund’s holdings in financials contributed significantly to declines. Life insurance stocks sustained their worst month in a decade as the value of insurers’ stock and bond reserves declined. The Fund’s position in Genworth Financial weakened in this environment. However, the sector experienced sharp crosscurrents as investors differentiated between financial companies with solid balance sheets, bidding them up, and those that are experiencing severe problems and may not survive, selling them off. Bank holding company Prosperity Bancshares and Mortgage REIT Annaly Capital Management both had limited exposure to problem investments and contributed to absolute performance.

•

Exposure to the materials sector detracted. Shares of fertilizer chemicals manufacturer Mosaic fell despite reports that fiscal fourth quarter earnings quadrupled from year-earlier levels and exceeded analyst expectations. The drop reflected concerns over the sustainability of fertilizer demand in the face of a global economic slowdown.

•

Although every market sector was down for the period, several consumer holdings performed well. Apollo Group, a for-profit educational institution that owns the University of Phoenix, reported favorable quarterly financial results and record enrollments, while tax-services firm H&R Block rose on strong cash flow and the non-cyclical nature of the company’s business.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class D	–32.73%	–40.01%	–4.62%	5.27%	9.90%
Russell Midcap Value Index	–32.67%	–38.44%	0.33%	4.44%	10.30%
Lipper Multi-Cap Core Fund Average	–31.60%	–38.81%	–2.61%	0.82%	7.88%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.25%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	29.1%
Utilities	15.0%
Technology	8.0%
HealthCare	7.8%
Energy	5.8%
Commercial Services	5.6%
Materials & Processing	4.3%
Consumer Staples	3.2%
Other	13.7%
Cash & Equivalents — net	7.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$672.70	$1,019.06
Expenses Paid During Period	$5.14	$6.21

Expenses are equal to the ratio (1.22% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	21

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations between $1 billion and $10 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy companies detracted from performance in both absolute and relative terms. Shares of exploration and production companies Quicksilver, Petrohawk Energy and others fell along with market prices for oil and natural gas. Quicksilver reported that its board approved a 2009 capital budget significantly lower than previously forecast.

•

Positions in the industrials sector also weighed broadly on performance. Shares of global aviation company AerCap Holdings fell despite its report of rising profits that exceeded analysts’ estimates. The Dutch company attributed the profit jump to higher rents received on its fleet of leased aircraft. However, it also reported sluggish aircraft sales due to economic weakness. Analysts warned of a tough outlook for the global airline industry due to slackening demand from passengers. Shares of Textron fell as the diversified manufacturer forecast a loss for the final quarter of 2008 and announced plans to exit its commercial finance business except for the financing of customer purchases of Textron products.

•

Among consumer discretionary stocks, shares of Dollar Tree advanced on earnings that topped analyst expectations. The company benefited from consumers’ increased preference for lower-priced goods. Dollar Tree attributed the rise in third quarter earnings to strong sales of food and seasonal merchandise. Shares of Darden Restaurants rallied in the closing weeks of the period, outperforming the benchmark and its peers on the strength of stable sales and effective cost controls at its Red Lobster, Olive Garden and LongHorn Steakhouse restaurants.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/17/92)
Allianz OCC Target Fund Class D	–49.47%	–51.29%	–4.39%	0.01%	6.90%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	5.70%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	5.37%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.21%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	24.6%
Healthcare	14.7%
Consumer Services	13.2%
Energy	12.3%
Consumer Discretionary	11.9%
Financial Services	10.4%
Materials & Processing	2.6%
Capital Goods	2.4%
Other	6.4%
Cash & Equivalents — net	1.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$505.30	$1,019.06
Expenses Paid During Period	$4.63	$6.21

Expenses are equal to the ratio (1.22% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $5 billion.

•	Health care, financials and consumer discretionary holdings were top contributors to relative performance, while technology and industrials detracted from Fund performance during the period.

•

Investing in consumer discretionary stocks that were hurt the least during the economic downturn contributed to Fund’s positive returns. McDonald’s and Wal-Mart Stores were top relative performers, benefiting as consumers tightened belts and “traded-down”.

•

Investors flocked to consumer staples companies, the best performing sector during the period and a traditional safe haven. Colgate-Palmolive benefited from the trend and was a top relative performer during the six-month period.

•	Within technology, exposure to Research In Motion was a top detractor as concerns over the success of its new product launches weighed on the stock.

•	Energy holdings XTO Energy, Transocean, and Weatherford International were also top detractors from performance during the period.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class D	–30.30%	–38.57%	–2.78%	–2.06%	3.66%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	1.31%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	3.39%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	1.56%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.11%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	24.6%
Healthcare	20.2%
Consumer Discretionary	12.6%
Financial Services	10.3%
Telecommunications	6.2%
Consumer Staples	5.9%
Energy	5.3%
Oil & Gas	4.0%
Material & Processing	3.7%
Other	5.3%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$697.00	$1,019.51
Expenses Paid During Period	$4.78	$5.69

Expenses are equal to the ratio (1.12% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	23

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of medium-sixed companies.

•	Consumer staples, financials and energy holdings were top contributors to relative performance, while telecommunications and materials modestly held back returns during the period.

•

Four out of the top five contributors to performance during the period were consumer staples holdings. Shares of Longs Drugs, Hansen Natural, Molson Coors Brewing, and Kroger benefited from investors’ risk aversion and flight to the high-quality names in a traditional defensive sector.

•

Conversely, four of the top five detractors came from companies sensitive to energy prices. Hurt by a global slowdown, the dramatic declines in energy prices sent shares of Weatherford International, Foster Wheeler, National Oilwell Varco, and Newfield Exploration moved sharply lower.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class D	–37.86%	–41.94%	–2.49%	0.04%	12.31%
Russell Midcap Index	–36.67%	–41.46%	–0.71%	3.18%	12.11%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	9.52%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.13%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	25.5%
Healthcare	14.4%
Consumer Discretionary	8.9%
Financial Services	8.3%
Energy	8.1%
Consumer Staples	8.0%
Consumer Services	7.7%
Materials & Processing	4.0%
Other	12.6%
Cash & Equivalents — net	2.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$621.40	$1,019.41
Expenses Paid During Period	$4.65	$5.79

Expenses are equal to the ratio (1.14% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	Allianz Funds

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Strategic Growth Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instrument of companies of all market capitalizations.

•

2008 was the worst year for U.S. equities since the Great Depression, with the Russell 3000 Growth Index experiencing its largest annual decline on record and large losses in the second half of the year.

•

Defensive portfolio positioning, as well as stock selection within the energy and financials sectors contributed to the Fund’s returns. Conversely, selection within technology and industrials detracted from performance.

•

Three defensive positions, Longs Drug Stores, Barr Pharmaceuticals, and McDonalds, contributed to Fund performance, as shell-shocked investors sought safety in traditional safe havens more resilient to economic downturns.

•	Conversely, exposure to BlackBerry maker Research In Motion, managed health care company Coventry Health Care, and waste management company Republic Services, detracted from Fund performance.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class D	–32.67%	–39.97%	—	—	–11.14%
Russell 3000 Growth Index	–32.32%	–38.44%	–3.33%	–4.01%	–11.29%
Lipper Multi-Cap Growth Fund Average	–34.90%	–41.90%	–2.65%	–1.30%	–12.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.81%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	27.6%
Consumer Discretionary	15.8%
Healthcare	13.7%
Energy	11.5%
Exchange-Traded Funds	8.0%
Financial Services	7.3%
Airlines	4.5%
Consumer Staples	2.9%
Other	9.9%
Cash & Equivalents — net	–1.2%
(including options written & securities sold short)

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class D	Class D
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$673.30	$1,016.12
Expenses Paid During Period	$7.32	$8.67

Expenses are equal to the ratio (1.74% for Class D), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	25

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

26	Allianz Funds

Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

Semiannual Report	December 31, 2008	27

Schedule of Investments

Allianz Global Investors Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Consumer Discretionary—7.6%
CBS Corp., Class B	800,000	$6,552
CVS Corp.	167,200	4,805
Fortune Brands, Inc.	110,000	4,541
Harley-Davidson, Inc.	150,000	2,545
Johnson Controls, Inc.	210,000	3,814
Time Warner, Inc.	762,700	7,673

		29,930

Consumer Staples—6.5%
Altria Group, Inc.	559,900	8,432
Kimberly-Clark Corp.	155,000	8,175
Safeway, Inc.	382,600	9,094

		25,701

Energy—15.5%
Apache Corp.	160,000	11,925
Chevron Corp.	112,500	8,322
ConocoPhillips	245,300	12,706
Diamond Offshore Drilling, Inc.	128,000	7,544
Halliburton Co.	442,500	8,045
Marathon Oil Corp.	455,000	12,449

		60,991

Financial Services—20.1%
Allstate Corp.	425,000	13,923
Bank of America Corp.	564,000	7,941
JPMorgan Chase & Co.	240,000	7,567
MetLife, Inc.	310,000	10,807
PNC Financial Services Group, Inc.	217,900	10,677
Prudential Financial, Inc.	232,400	7,032
Simon Property Group, Inc., REIT	75,000	3,985
Travelers Cos., Inc.	213,800	9,664
Wells Fargo & Co.	250,000	7,370

		78,966

Healthcare—13.8%
Cardinal Health, Inc.	221,100	7,621
Eli Lilly & Co.	229,600	9,246
Johnson & Johnson	145,000	8,675
Medtronic, Inc.	118,600	3,727
Pfizer, Inc.	725,000	12,840
Wyeth	320,000	12,003

		54,112

Industrial—12.2%
3M Co.	77,100	4,436
Burlington Northern Santa Fe Corp.	63,000	4,770
Caterpillar, Inc.	205,000	9,157
FedEx Corp.	72,000	4,619
General Electric Co.	255,000	4,131
Northrop Grumman Corp.	271,700	12,237
Waste Management, Inc.	255,000	8,451

		47,801

Information Technology—5.6%
Hewlett-Packard Co.	145,000	5,262
International Business Machines Corp.	54,000	4,545
Microsoft Corp.	245,000	4,763
Xerox Corp.	960,000	7,651

		22,221

Materials & Processing—4.9%
Dow Chemical Co.	500,000	7,545
International Paper Co.	235,000	2,773
Nucor Corp.	115,000	5,313
PPG Industries, Inc.	86,000	3,649

		19,280

	Shares	Value (000s)

Telecommunications—7.1%
AT&T, Inc.	550,700	$15,695
Verizon Communications, Inc.	355,000	12,034

		27,729

Utilities—4.6%
Dominion Resources, Inc.	157,000	5,627
Edison International	385,200	12,373

		18,000

Total Common Stock (cost—$515,721)		384,731

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $12,111; collateralized by Federal Home Loan Bank, 2.40% due 2/5/09, valued at $12,358 including accrued interest (cost—$12,111)	$12,111	12,111

Total Investments (cost—$527,832)—101.0%		396,842

Liabilities in excess of other assets—(1.0)%		(3,960)

Net Assets—100.0%		$392,882

Glossary:
REIT—Real Estate Investment Trust

28	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.3%
Aerospace—4.1%
L-3 Communications Holdings, Inc.	141,580	$10,446
Lockheed Martin Corp.	161,950	13,617
Raytheon Co.	233,080	11,896

		35,959

Building/Construction—1.0%
Foster Wheeler Ltd. (d)	356,910	8,345

Capital Goods—1.3%
Honeywell International, Inc.	339,170	11,135

Chemicals—2.3%
Monsanto Co.	150,450	10,584
Mosaic Co.	280,000	9,688

		20,272

Commercial Services—1.1%
Alliance Data Systems Corp. (d)	206,760	9,621

Consumer Discretionary—5.5%
Coach, Inc. (d)	579,920	12,045
McDonald’s Corp.	228,490	14,210
Nike, Inc., Class B	193,460	9,866
Yum! Brands, Inc.	367,290	11,570

		47,691

Consumer Services—2.8%
Accenture Ltd., Class A	357,810	11,732
Apollo Group, Inc., Class A (d)(f)	164,730	12,622

		24,354

Consumer Staples—10.5%
Clorox Co.	204,880	11,383
Colgate-Palmolive Co.	180,150	12,347
General Mills, Inc.	182,180	11,067
HJ Heinz Co.	251,880	9,471
Kroger Co.	364,210	9,619
Philip Morris International, Inc.	325,480	14,162
Procter & Gamble Co.	218,340	13,498
SYSCO Corp.	441,650	10,131

		91,678

Energy—7.4%
Apache Corp.	143,980	10,731
ENSCO International, Inc. (f)	252,250	7,161
FMC Technologies, Inc. (d)(f)	252,700	6,022
National-Oilwell Varco, Inc. (d)	347,210	8,486
Noble Corp.	409,091	9,037
Occidental Petroleum Corp.	211,730	12,702
Peabody Energy Corp.	471,270	10,721

		64,860

Financial Services—5.5%
AON Corp.	254,660	11,633
Hudson City Bancorp, Inc. (f)	832,700	13,290
TD Ameritrade Holding Corp. (d)	810,060	11,543
Unum Group	626,310	11,649

		48,115

Healthcare—18.8%
Abbott Laboratories	257,510	13,743
Amgen, Inc. (d)(f)	182,400	10,534
Baxter International, Inc.	216,160	11,584
Becton Dickinson & Co.	160,150	10,953
Biogen Idec, Inc. (d)	218,040	10,385
Bristol-Myers Squibb Co.	455,180	10,583
C.R. Bard, Inc.	126,920	10,694
Covidien Ltd.	295,410	10,706
Express Scripts, Inc. (d)	207,820	11,426
Gilead Sciences, Inc. (d)	257,060	13,146
Johnson & Johnson	257,510	15,407
Pfizer, Inc.	633,830	11,225
St. Jude Medical, Inc. (d)	383,230	12,631
Wyeth	285,110	10,694

		163,711

	Shares		Value (000s)

Materials & Processing—2.2%
Cliffs Natural Resources, Inc.	294,660		$7,546
Sherwin-Williams Co.	199,550		11,923

			19,469

Retail—5.0%
Autozone, Inc. (d)	88,570		12,353
GameStop Corp., Class A (d)	449,540		9,737
Gap, Inc.	854,950		11,448
TJX Cos., Inc.	495,780		10,198

			43,736

Technology—26.4%
Activision Blizzard, Inc. (d)	215,620		1,863
Adobe Systems, Inc. (d)	457,960		9,750
American Tower Corp., Class A (d)	437,660		12,832
Analog Devices, Inc.	498,410		9,480
BMC Software, Inc. (d)	420,520		11,316
Broadcom Corp., Class A (d)	649,090		11,015
CA, Inc.	663,750		12,299
Cisco Systems, Inc. (d)	1,053,970		17,180
DIRECTV Group, Inc. (d)(f)	467,590		10,713
eBay, Inc. (d)	752,620		10,507
Emerson Electric Co.	384,210		14,066
Fiserv, Inc. (d)	297,660		10,826
Harris Corp.	314,730		11,975
Hewlett-Packard Co.	360,450		13,081
International Business Machines Corp.	119,770		10,080
Juniper Networks, Inc. (d)	601,040		10,524
Microsoft Corp.	819,090		15,923
Oracle Corp. (d)	872,320		15,466
Symantec Corp. (d)	692,320		9,360
Xilinx, Inc.	686,980		12,242

			230,498

Transportation—3.1%
CSX Corp.	243,680		7,912
Norfolk Southern Corp.	214,130		10,075
Southwest Airlines Co.	1,036,150		8,932

			26,919

Wholesale—1.3%
W.W. Grainger, Inc.	139,020		10,960

Total Common Stock (cost—$1,043,025)			857,323

SHORT-TERM INVESTMENTS—4.0%
Collateral Invested for Securities on Loan (e)—2.7%
BlackRock Liquidity Funds FedFund Portfolio	1,700,000		1,700
Cash Account Trust—Government & Agency Securities Portfolio	579,460		580
	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†
2.54%	$8,664		5,562
2.56%	4,368		2,804
Gryphon Funding Ltd. (c)(h)(j)† zero coupon	10,270	*	4,693
Societe Generale,
zero coupon due 1/2/09	8,166		8,166

			23,505

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $11,330; collateralized by Federal Home Loan Bank Discount Note, 0.501%, due 3/31/09, valued at $11,561 including accrued interest (cost—$11,330)	$11,330	$11,330

Total Short-Term Investments (cost—$44,006)		34,835

Total Investments (cost—$1,087,031)—102.3%		892,158

Liabilities in excess of other assets—(2.3)%		(20,062)

Net Assets—100.0%		$872,096

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $31,692; cash collateral of $33,919 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	29

Schedule of Investments

CCM Focused Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.0%
Aerospace—5.4%
Lockheed Martin Corp.	30,310	$2,549
Raytheon Co.	47,710	2,435

		4,984

Capital Goods—2.4%
Honeywell International, Inc.	66,780	2,192

Chemicals—5.2%
Monsanto Co.	29,470	2,073
Terra Industries, Inc.	158,560	2,643

		4,716

Consumer Discretionary—6.9%
McDonald’s Corp.	34,520	2,147
Ross Stores, Inc.	77,620	2,308
TJX Cos., Inc.	89,230	1,835

		6,290

Consumer Services—4.9%
Accenture Ltd., Class A	70,700	2,318
Apollo Group, Inc., Class A (a)	28,540	2,187

		4,505

Consumer Staples—8.1%
Colgate-Palmolive Co.	37,990	2,604
HJ Heinz Co.	61,060	2,296
Procter & Gamble Co.	40,640	2,512

		7,412

Energy—6.9%
ENSCO International, Inc.	64,320	1,826
Southwestern Energy Co. (a)	78,170	2,265
Sunoco, Inc.	51,440	2,235

		6,326

Financial Services—2.1%
Hudson City Bancorp, Inc.	122,810	1,960

Healthcare—17.8%
Abbott Laboratories	40,680	2,171
Baxter International, Inc.	40,510	2,171
Express Scripts, Inc. (a)	38,010	2,090
Genzyme Corp. (a)	34,980	2,322
Gilead Sciences, Inc. (a)	54,140	2,769
Johnson & Johnson	42,060	2,516
St. Jude Medical, Inc. (a)	67,640	2,229

		16,268

Technology—35.2%
Activision Blizzard, Inc. (a)	44,900	388
Adobe Systems, Inc. (a)	83,930	1,787
American Tower Corp., Class A (a)	81,510	2,390
Broadcom Corp., Class A (a)	134,160	2,277
CA, Inc.	125,070	2,318
Cisco Systems, Inc. (a)	135,830	2,214
DIRECTV Group, Inc. (a)	94,900	2,174
Emerson Electric Co.	65,350	2,393
Hewlett-Packard Co.	62,680	2,275
International Business Machines Corp.	32,060	2,698
Juniper Networks, Inc. (a)	129,600	2,269
Microsoft Corp.	127,320	2,475
Oracle Corp. (a)	129,350	2,293
Symantec Corp. (a)	147,730	1,997
Xilinx, Inc.	130,310	2,322

		32,270

Transportation—2.1%
Union Pacific Corp.	40,100	1,917

Total Common Stock (cost—$110,847)		88,840

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $3,729; collateralized by Federal Home Loan Bank Discount Note, 0.501% due 3/31/09, valued at $3,805 including accrued interest (cost—$3,729)	$3,729	$3,729

Total Investments (cost—$114,576)—101.0%		92,569

Liabilities in excess of other assets—(1.0)%		(952)

Net Assets—100.0%		$91,617

Notes to Schedule of Investments:
(a) Non-income producing.

30	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace—1.3%
Alliant Techsystems, Inc. (d)(f)	113,751	$9,755

Airlines—1.0%
Copa Holdings S.A., Class A	232,000	7,034

Capital Goods—7.2%
Aecom Technology Corp. (d)	273,140	8,393
Fluor Corp.	164,300	7,372
Foster Wheeler Ltd. (d)	313,422	7,328
Snap-On, Inc.	240,290	9,463
Teleflex, Inc.	207,120	10,377
URS Corp. (d)	242,830	9,900

		52,833

Chemicals—2.9%
FMC Corp.	239,213	10,700
Terra Industries, Inc.	612,980	10,218

		20,918

Commercial Services—2.4%
H&R Block, Inc.	383,330	8,709
SAIC, Inc. (d)	449,260	8,752

		17,461

Consumer Discretionary—11.7%
Family Dollar Stores, Inc.	374,560	9,765
GameStop Corp., Class A (d)	391,672	8,484
Hasbro, Inc.	331,600	9,673
John Wiley & Sons, Inc., Class A	266,688	9,489
Ross Stores, Inc.	348,200	10,352
TJX Cos., Inc.	351,970	7,240
Urban Outfitters, Inc. (d)	502,037	7,520
V.F. Corp.	167,480	9,173
Yum! Brands, Inc.	428,905	13,510

		85,206

Consumer Services—2.4%
DeVry, Inc.	166,940	9,584
Hewitt Associates, Inc., Class A (d)	292,357	8,297

		17,881

Consumer Staples—6.1%
Alberto-Culver Co.	377,850	9,261
Church & Dwight Co., Inc.	133,380	7,485
Corn Products International, Inc.	381,150	10,996
HJ Heinz Co.	191,590	7,204
McCormick & Co., Inc.	292,840	9,330

		44,276

Energy—5.5%
Dresser-Rand Group, Inc. (d)	392,460	6,770
FMC Technologies, Inc. (d)	278,438	6,635
Noble Corp.	373,337	8,247
Southwestern Energy Co. (d)	274,580	7,955
Sunoco, Inc.	244,010	10,605

		40,212

Entertainment—1.3%
DreamWorks Animation SKG, Inc., Class A (d)	364,080	9,197

Environmental Services—1.4%
Republic Services, Inc.	414,292	10,270

Financial Services—4.5%
Digital Realty Trust, Inc., REIT (f)	314,170	10,321
Mack-Cali Realty Corp., REIT	432,160	10,588
Nasdaq Stock Market, Inc. (d)	479,125	11,839

		32,748

	Shares	Value (000s)

Healthcare—13.2%
AmerisourceBergen Corp.	253,770	$9,050
C.R. Bard, Inc.	143,596	12,099
Endo Pharmaceuticals Holdings, Inc. (d)(f)	453,720	11,742
Forest Laboratories, Inc. (d)	377,160	9,606
Herbalife Ltd.	331,950	7,197
Hill-Rom Holdings, Inc. (f)	405,200	6,670
Omnicare, Inc.	375,370	10,420
Quest Diagnostics, Inc.	210,190	10,911
St. Jude Medical, Inc. (d)	328,727	10,835
Varian Medical Systems, Inc. (d)(f)	217,090	7,607

		96,137

Insurance—6.9%
Allied World Assurance Co. Holdings Ltd.	253,030	10,273
American Financial Group, Inc.	421,700	9,648
Arch Capital Group Ltd. (d)	127,777	8,957
PartnerRe Ltd.	129,860	9,255
Unum Group	638,794	11,882

		50,015

Machinery—2.2%
Flowserve Corp.	145,482	7,492
Roper Industries, Inc.	193,320	8,392

		15,884

Materials & Processing—1.4%
Crown Holdings, Inc. (d)	532,280	10,220

Retail—3.7%
Advance Auto Parts, Inc.	305,820	10,291
BJ's Wholesale Club, Inc. (d)	246,383	8,441
Dollar Tree Stores, Inc. (d)(f)	203,680	8,514

		27,246

Technology—23.2%
Activision Blizzard, Inc. (d)	189,822	1,640
Affiliated Computer Services, Inc., Class A (d)	203,252	9,339
Altera Corp. (f)	524,470	8,764
Ametek, Inc.	333,290	10,069
Amphenol Corp., Class A	368,717	8,842
Broadcom Corp., Class A (d)	617,450	10,478
Brocade Communications Systems, Inc. (d)	2,320,160	6,496
CA, Inc.	548,940	10,172
Citrix Systems, Inc. (d)	318,930	7,517
Dun & Bradstreet Corp.	120,710	9,319
F5 Networks, Inc. (d)(f)	338,920	7,748
Factset Research Systems, Inc. (f)	253,260	11,204
Global Payments, Inc.	217,810	7,142
Juniper Networks, Inc. (d)	513,440	8,990
Marvell Technology Group Ltd. (d)	1,121,390	7,480
McAfee, Inc. (d)	296,710	10,257
Metavante Technologies, Inc. (d)	476,880	7,683
NCR Corp. (d)	507,670	7,178
ON Semi-conductor Corp. (d)	2,807,010	9,544
QLogic Corp. (d)	704,600	9,470

		169,332

Utilities—1.1%
Centerpoint Energy, Inc.	637,770	8,049

Total Common Stock (cost—$874,514)		724,674

	Shares		Value (000s)

SHORT-TERM INVESTMENTS—7.0%
Collateral Invested for Securities on Loan (e)—6.1%
AIM STIT—Government & Agency Portfolio	1,500,000		$1,500
BlackRock Liquidity Funds FedFund Portfolio	3,500,000		3,500
Cash Account Trust—Government & Agency Securities Portfolio	2,042,900		2,043
	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†
2.438%	$6,108		3,922
2.54%	8,664		5,562
BNP Paribas,
0.01% due 1/2/09	15,000		15,000
Gryphon Funding Ltd., (c)(h)(j)†
zero coupon	10,270	*	4,693
Societe Generale,
zero coupon due 1/2/09	8,041		8,041

			44,261

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $6,395; collateralized by Freddie Mac Discount Note, 0.20% due 3/30/09, valued at $6,527 including accrued interest (cost—$6,395)	6,395		6,395

Total Short-Term Investments (cost—$60,451)			50,656

Total Investments (cost—$934,965)—106.4%			775,330

Liabilities in excess of other assets—(6.4)%			(46,377)

Net Assets—100.0%			$728,953

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

12.31.08	Allianz Funds Semiannual Report Report	31

Schedule of Investments (cont.)

CCM Mid-Cap Fund

December 31, 2008 (unaudited)

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $52,176; cash collateral of $54,036 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

32	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace—2.2%
Northrop Grumman Corp.	13,500	$608

Building/Construction—1.0%
Pulte Homes, Inc.	25,700	281

Capital Goods—3.0%
Bucyrus International, Inc., Class A	11,300	209
Fluor Corp.	12,100	543
Shaw Group, Inc. (a)	3,900	80

		832

Chemicals—1.2%
CF Industries Holdings, Inc.	6,600	325

Consumer Discretionary—7.9%
Cintas Corp.	17,300	402
Coach, Inc. (a)	8,500	176
Dollar Tree Stores, Inc. (a)	3,400	142
Family Dollar Stores, Inc.	10,400	271
McDonald’s Corp.	5,800	361
Panera Bread Co., Class A (a)	8,100	423
Polo Ralph Lauren Corp., Class A	3,300	150
V.F. Corp.	5,000	274

		2,199

Consumer Staples—15.6%
Altria Group, Inc.	50,200	756
Apollo Group, Inc., Class A (a)	5,500	422
DeVry, Inc.	2,500	143
General Mills, Inc.	9,700	589
PepsiCo, Inc.	9,700	531
Philip Morris International, Inc.	15,500	674
Wal-Mart Stores, Inc.	21,600	1,211

		4,326

Energy—8.9%
Cameron International Corp. (a)	18,400	377
Diamond Offshore Drilling, Inc.	2,100	124
Foundation Coal Holdings, Inc.	4,400	62
Halliburton Co.	9,700	176
National-Oilwell Varco, Inc. (a)	22,300	545
Occidental Petroleum Corp.	6,600	396
Schlumberger Ltd.	7,800	330
Southwestern Energy Co. (a)	13,100	379
Walter Industries, Inc.	4,900	86

		2,475

Financial Services—2.2%
ACE Ltd.	7,800	413
Bank of America Corp.	13,400	188

		601

Healthcare—26.0%
Abbott Laboratories	6,300	336
Aetna, Inc.	5,300	151
Amgen, Inc. (a)	11,800	682
Boston Scientific Corp. (a)	33,700	261
Bristol-Myers Squibb Co.	25,900	602
Celgene Corp. (a)	6,800	376
Cephalon, Inc. (a)	5,800	447
Community Health Systems, Inc. (a)	13,000	190
Eli Lilly & Co.	11,300	455
Express Scripts, Inc. (a)	2,100	115
Forest Laboratories, Inc. (a)	23,000	586
Genentech, Inc. (a)	6,300	522
Johnson & Johnson	4,600	275
Medco Health Solutions, Inc. (a)	10,300	432
Medtronic, Inc.	13,600	427
Omnicare, Inc.	21,800	605
St. Jude Medical, Inc. (a)	13,500	445
Wyeth	7,600	285

		7,192

	Shares	Value (000s)
Information Technology—1.2%
Pitney Bowes, Inc.	12,700	$324

Oil & Gas—1.3%
ENSCO International, Inc.	12,700	361

Technology—25.2%
Apple, Inc. (a)	2,500	213
Cisco Systems, Inc. (a)	76,900	1,253
F5 Networks, Inc. (a)	5,900	135
Fiserv, Inc. (a)	4,200	153
Google, Inc., Class A (a)	800	246
Hewlett-Packard Co.	32,100	1,165
Integrated Device Technology, Inc. (a)	33,300	187
Intel Corp.	32,500	476
International Business Machines Corp.	8,900	749
Interpublic Group of Cos., Inc. (a)	26,400	105
Marvell Technology Group Ltd. (a)	41,300	275
Microsoft Corp.	50,300	978
NCR Corp. (a)	18,000	255
Sohu.com, Inc. (a)	9,000	426
Symantec Corp. (a)	25,500	345

		6,961

Transportation—3.2%
CSX Corp.	14,200	461
Norfolk Southern Corp.	5,900	278
Union Pacific Corp.	3,000	143

		882

Total Common Stock (cost—$36,035)		27,367

	Principal Amount (000s)
Repurchase Agreement—2.9%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $818; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $839 including accrued interest (cost—$818)	$818	818

Total Investments (cost—$36,853)—101.8%		28,185

Liabilities in excess of other assets—(1.8)%		(510)

Net Assets—100.0%		$27,675

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	33

Schedule of Investments

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—39.9%
Aerospace—1.6%
L-3 Communications Holdings, Inc. (c)	4,000	$295

Automotive—1.4%
Johnson Controls, Inc. (c)	14,500	263

Capital Goods—0.6%
Joy Global, Inc.	2,900	67
Textron, Inc.	3,400	47

		114

Consumer Discretionary—2.7%
McDonald’s Corp. (c)	3,300	205
McKesson Corp. (c)	7,700	298

		503

Consumer Products—1.1%
Procter & Gamble Co.	3,200	198

Consumer Staples—1.7%
Coca-Cola Co.	3,500	158
PepsiCo, Inc.	3,100	170

		328

Energy—1.8%
National-Oilwell Varco, Inc. (d)	5,200	127
Occidental Petroleum Corp.	2,700	162
Peabody Energy Corp.	2,500	57

		346

Food & Beverage—0.9%
Molson Coors Brewing Co., Class B	3,500	171

Healthcare & Hospitals—5.2%
Abbott Laboratories	3,800	203
Baxter International, Inc.	3,000	161
Bristol-Myers Squibb Co.	6,700	153
Edwards Lifesciences Corp. (d)	3,110	171
Gilead Sciences, Inc. (d)	3,900	199
Intuitive Surgical, Inc. (d)	650	82

		969

Industrial—2.3%
AGCO Corp. (c)(d)	11,500	271
Fluor Corp.	3,500	162

		433

Insurance—1.5%
Prudential Financial, Inc. (c)	9,000	272

Machinery—1.4%
Deere & Co. (c)	7,100	272

Metals & Mining—1.1%
Freeport-McMoRan Copper & Gold, Inc.	8,250	202

Oil & Gas—1.2%
Diamond Offshore Drilling, Inc.	1,700	100
Schlumberger Ltd.	2,800	119

		219

Pharmaceuticals—1.0%
Medco Health Solutions, Inc. (d)	4,500	189

Retail—0.7%
Target Corp.	4,000	138

Technology—8.8%
Amphenol Corp., Class A (c)	12,700	305
EMC Corp. (d)	12,800	134
Google, Inc., Class A (d)	495	152
Intel Corp. (c)	19,500	286
International Business Machines Corp. (c)	3,500	295

	Shares	Value (000s)

Microsoft Corp.	7,100	$138
Oracle Corp. (d)	9,500	168
Research In Motion Ltd. (d)	1,500	61
Texas Instruments, Inc.	6,700	104

		1,643

Telecommunications—4.9%
Cisco Systems, Inc. (d)	7,900	129
Harris Corp. (c)	8,100	308
QUALCOMM, Inc. (c)	8,000	287
Verizon Communications, Inc.	5,500	186

		910

Total Common Stock (cost—$10,983)		7,465

CONVERTIBLE PREFERRED STOCK—15.4%
Consumer Discretionary—1.0%
Stanley Works,
3.774, 5/17/12	210	127
United Rentals Trust I,
6.50%, 8/1/28	3,550	56

		183

Consumer Staples—0.5%
Bunge Ltd.,
4.875%, 12/31/49	1,400	90

Financial Services—8.2%
Bank of America Corp.,
7.25%, 12/31/49	215	140
10.00%, 5/11/09
(Johnson & Johnson) (e)	2,920	170
Citigroup, Inc.,
6.50%, 12/31/49	4,500	127
Credit Suisse,
11.00%, 3/16/09
(Microsoft Corp.) (e)	6,905	143
11.00%, 4/25/09
(Coca-Cola Co.) (e)	3,090	147
Eksportfinans A/S,
10.00%, 3/12/09
(Hewlett Packard Co.) (e)	4,030	147
10.00%, 6/13/09
(Apple, Inc.) (e)	1,210	168
Lehman Brothers Holdings, Inc.,
6.00%, 10/12/10
(General Mills, Inc.) (b)(e)(f)	7,700	25
28.00%, 3/6/09
(Transocean, Inc.) (b)(e)(f)	1,350	18
Platinum Underwriters Holdings Ltd.,
Class A,
6.00%, 2/15/09	6,200	187
Vale Capital Ltd.,
5.50%, 6/15/10
(Companhia Vale do Rio Doce) (e)	2,650	70
Wachovia Corp.,
13.15%, 3/30/09
(General Electric) (e)	5,270	82
14.10%, 4/1/09
(JPMorgan Chase Co.) (e)	3,550	106

		1,530

Healthcare& Hospitals—0.9%
Schering-Plough Corp.,
6.00%, 8/13/10	1,000	175

Hotels/Gaming—0.3%
Felcor Lodging Trust, Inc., Class A,
1.95%, 12/31/49 (d)	10,100	68

	Credit Rating (Moody’s/ S&P)	Shares	Value (000s)

Insurance—1.3%
Metlife, Inc.,
6.375%, 2/15/09		17,075	$176
XL Capital Ltd.,
10.75%, 8/15/11		6,500	65

			241

Oil & Gas—0.4%
Chesapeake Energy Corp.,
5.00%, 12/31/49		1,200	65

Telecommunications—0.6%
Crown Castle International Corp.,
6.25%, 8/15/12		3,150	116

Utilities—2.2%
AES Trust III,
6.75%, 10/15/29		3,925	148
Entergy Corp.,
7.625%, 2/17/09		2,850	143
NRG Energy, Inc.,
5.75%, 3/16/09		535	115

			406

Total Convertible Preferred Stock (cost—$4,873)			2,874

CORPORATE BONDS & NOTES—27.3%
		Principal Amount (000s)
Apparel & Textiles—0.8%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	$200	149

Automotive—0.5%
Accuride Corp.,
8.50%, 2/1/15	Caa1/CCC	200	66
Tenneco Automotive, Inc.,
8.625%, 11/15/14	B3/B	75	29

			95

Consumer Products—0.7%
Jarden Corp.,
7.50%, 5/1/17	B3/B	200	138

Diversified Manufacturing—0.4%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	200	77

Financial Services—2.0%
AMR HoldCo., Inc.,
10.00%, 2/15/15	B1/B	150	140
Ford Motor Credit Co. LLC,
9.875%, 8/10/11	Caa1/CCC+	200	148
KAR Holdings, Inc.,
8.75%, 5/1/14	B3/CCC+	200	89

			377

Healthcare & Hospitals—3.8%
Alliance Imaging, Inc.,
7.25%, 12/15/12	B3/B	200	171
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	200	185

34	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

HCA, Inc.,
9.25%, 11/15/16	B2/BB-	$200	$184
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	148
Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	25	22

			710

Machinery—0.9%
Terex Corp.,
7.375%, 1/15/14	Ba1/BB	200	175

Materials & Processing—0.8%
Steel Dynamics, Inc.,
7.375%, 11/1/12	Ba2/BB+	200	147

Multi-Media—1.1%
Charter Communications Holdings I LLC,
11.00%, 10/1/15	Caa3/CCC	200	36
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	168

			204

Oil & Gas—3.5%
Complete Production Services, Inc.,
8.00%, 12/15/16	B2/BB-	200	127
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B2/B	200	139
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/BB-	250	134
PetroHawk Energy Corp. (a),
7.875%, 6/1/15	B3/B	200	149
SandRidge Energy, Inc. (a),
8.00%, 6/1/18	B3/B-	200	112

			661

Printing/Publishing—0.7%
Cenveo Corp.,
7.875%, 12/1/13	B3/B	250	132

Retail—3.4%
GameStop Corp.,
8.00%, 10/1/12	Ba1/BB+	200	187
Michaels Stores, Inc.,
10.00%, 11/1/14	Caa1/CCC	200	92
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	B3/B-	200	87
Rite Aid Corp.,
7.50%, 3/1/17	Caa1/B-	200	131
Star Gas Partners L.P.,
10.25%, 2/15/13	Caa3/CCC	200	139

			636

Technology—1.9%
First Data Corp.,
9.875%, 9/24/15	B3/B	200	122
Itron, Inc.,
7.75%, 5/15/12	B3/B-	200	173
Unisys Corp.,
8.00%, 10/15/12	B2/B+	200	57

			352

Telecommunications—6.0%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	155

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Cricket Communications, Inc.,
9.375%, 11/1/14	B3/B-	$200	$181
Hawaiian Telcom Communications, Inc. (b),
12.50%, 5/1/15	C/NR	150	2
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC+	250	152
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	151
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/BB	200	181
Sprint Capital Corp.,
8.375%, 3/15/12	Ba2/BB	250	200
West Corp.,
11.00%, 10/15/16	Caa1/B-	200	94

			1,116

Utilities—0.8%
Energy Future Holdings Corp. (a),
10.875%, 11/1/17	B3/B-	200	143

Total Corporate Bonds & Notes (cost—$7,604)			5,112

CONVERTIBLE BONDS—10.1%
Automotive—0.3%
Ford Motor Co.,
4.25%, 12/15/36	Ca/CCC-	190	50

Financial Services—2.9%
Developers Diversified Realty Corp.,
3.00%, 3/15/12	NR/BBB-	265	112
Prudential Financial, Inc., FRN,
0.366%, 12/15/37	A3/A+	130	124
U.S. Bancorp, FRN,
1.454%, 9/20/36	Aa2/AA	185	165
Vornado Realty Trust,
3.625%, 11/15/26	Baa2/BBB	180	144

			545

Healthcare & Hospitals—0.8%
Watson Pharmaceuticals, Inc.,
1.75%, 3/15/23	Ba2/BB+	150	140

Multi-Media—0.7%
Regal Entertainment Group (a),
6.25%, 3/15/11	NR/NR	200	139

Oil & Gas—0.8%
Transocean, Inc.,
1.50%, 12/15/37	Baa2/BBB+	190	147

Printing/Publishing—1.0%
Bowne & Co., Inc.,
6.00%, 10/1/33	B2/CCC+	200	193

	Credit Rating (Moody’s/ S&P)	Principal Amount (000s)	Value (000s)

Technology—1.5%
Equinix, Inc.,
2.50%, 4/15/12	NR/B-	$175	$131
Maxtor Corp.,
6.80%, 4/30/10	Ba1/NR	175	157

			288

Telecommunications—0.8%
NII Holdings, Inc.,
3.125%, 6/15/12	NR/NR	210	128
Nortel Networks Corp., (b)
2.125%, 4/15/14	Caa2/B-	165	24

			152

Utilities—1.3%
JA Solar Holdings Co., Ltd.,
4.50%, 5/15/13	NR/NR	205	83
PG&E Corp.,
9.50%, 6/30/10	NR/NR	60	156

			239

Total Convertible Bonds (cost—$2,621)			1,893

U.S. TREASURY BONDS & NOTES—1.4%
U.S. Treasury Bonds & Notes,
12.50%, 8/15/14
(cost—$273)		250	268

Repurchase Agreement—13.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $2,527; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $2,582 including accrued interest (cost—$2,527)		2,527	2,527

Total Investments before options written (cost—$28,881)—107.6%			20,139

OPTIONS WRITTEN (d)—(0.5)%
		Contracts
Call Options—(0.5)%
AGCO Corp. (CBOE), strike price $25, expires 2/21/09		45	(10)
Amphenol Corp. (CBOE), strike price $25, expires 2/21/09		45	(8)
Bristol-Myers Squibb Co. (CBOE), strike price $25, expires 2/21/09		50	(3)
Deere & Co. (CBOE), strike price $40, expires 2/21/09		30	(9)
Fluor Corp. (CBOE), strike price $50, expires 2/21/09		25	(7)
Freeport-McMoran Copper & Gold, Inc. (CBOE), strike price $25, expires 2/21/09		45	(12)
Harris Corp. (CBOE), strike price $40, expires 2/21/09		30	(6)

12.31.08	Allianz Funds Semiannual Report Report	35

Schedule of Investments (cont.)

NACM Income & Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)
Intel Corp. (CBOE), strike price $16, expires 2/21/09	75	$(4)
International Business Machines Corp. (CBOE), strike price $90, expires 2/21/09	15	(3)
Johnson Controls, Inc. (CBOE), strike price $20, expires 2/21/09	60	(6)
L-3 Communications Holdings, Inc. (CBOE), strike price $75, expires 2/21/09	15	(5)
McDonald’s Corp. (CBOE), strike price $65, expires 1/17/09	25	(1)
McKesson Corp. (CBOE), strike price $40, expires 2/21/09	30	(6)
Prudential Financial, Inc. (CBOE), strike price $35, expires 2/21/09	35	(9)
Qualcomm, Inc. (CBOE), strike price $37.50, expires 2/21/09	30	(6)

Total Options Written (premiums received—$98)		(95)

Total Investments net of options written (cost—$28,783)—107.1%		20,044

Other liabilities in excess of other assets—(7.1)%		(1,336)

Net Assets—100.0%		$18,708

Notes to Schedule of Investments:
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) All or partial amount segregated as collateral for options written.

(d) Non-income producing.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(f) Fair valued security.

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
NR—Not Rated

36	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Mid-Cap Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.6%
Building—2.1%
Pulte Homes, Inc.	6,100	$66
Toll Brothers, Inc. (a)	1,900	41

		107

Capital Goods—7.7%
Autoliv, Inc.	1,600	34
Bucyrus International, Inc., Class A	2,800	52
Cummins, Inc.	2,600	70
Flowserve Corp.	600	31
Fluor Corp.	2,200	99
Navistar International Corp. (a)	2,500	53
Shaw Group, Inc. (a)	2,500	51

		390

Chemicals—1.2%
Sigma-Aldrich Corp.	1,400	59

Commercial Services—4.1%
H&R Block, Inc.	2,900	66
Monster Worldwide, Inc. (a)	4,500	54
Pharmaceutical Product Development, Inc.	1,000	29
Rollins, Inc.	3,250	59

		208

Consumer Discretionary—16.5%
Brown-Forman Corp., Class B	1,350	70
Church & Dwight Co., Inc.	900	51
Coach, Inc. (a)	5,000	104
GameStop Corp., Class A (a)	900	19
Gap, Inc.	2,600	35
Genuine Parts, Co.	2,400	91
Kennametal, Inc.	2,400	53
Limited Brands, Inc.	5,900	59
Panera Bread Co., Class A (a)	900	47
Polo Ralph Lauren Corp., Class A	1,600	73
Ross Stores, Inc.	2,500	74
Safeway, Inc.	2,400	57
Starbucks Corp. (a)	2,400	23
SYSCO Corp.	3,500	80

		836

Consumer Services—0.9%
Owens-Illinois, Inc. (a)	1,600	44

Energy—15.7%
AES Corp. (a)	5,100	42
Cameron International Corp. (a)	3,600	74
Dresser-Rand Group, Inc. (a)	3,200	55
First Solar, Inc. (a)	100	14
Murphy Oil Corp.	2,500	111
Nisource, Inc.	4,300	47
Noble Corp.	2,900	64
Noble Energy, Inc.	2,000	98
Progress Energy, Inc.	2,400	96
SCANA Corp.	2,600	92
Superior Energy Services, Inc. (a)	1,600	25
W&T Offshore, Inc.	2,000	29
Walter Industries, Inc.	2,900	51

		798

Environmental Services—1.8%
Stericycle, Inc. (a)	1,800	94

Financial Services—3.4%
Assurant, Inc.	1,400	42
Hudson City Bancorp, Inc.	3,900	62
Progressive Corp.	4,700	70

		174

	Shares	Value (000s)

Healthcare—16.7%
AmerisourceBergen Corp.	800	$29
Cigna Corp.	4,100	69
Community Health Systems, Inc. (a)	5,400	79
Express Scripts, Inc. (a)	1,200	66
Forest Laboratories, Inc. (a)	1,000	25
Herbalife Ltd.	2,000	43
Hill-Rom Holdings, Inc.	2,300	38
Hospira, Inc. (a)	2,000	54
Illumina, Inc. (a)	1,700	44
Myriad Genetics, Inc. (a)	1,100	73
St. Jude Medical, Inc. (a)	1,100	36
STERIS Corp.	2,700	64
Varian Medical Systems, Inc. (a)	500	18
Vertex Pharmaceuticals, Inc. (a)	1,300	39
Warner Chilcott Ltd., Class A (a)	4,753	69
Watson Pharmaceuticals, Inc. (a)	3,800	101

		847

Industrial—6.4%
Dover Corp.	3,900	129
L-3 Communications Holdings, Inc.	1,600	118
Teleflex, Inc.	1,500	75

		322

Machinery—0.5%
Snap-On, Inc.	600	24

Materials—0.6%
Compass Minerals International, Inc.	500	29

Materials & Processing—1.4%
Centex Corp.	6,700	71

Semi-conductors—3.7%
Broadcom Corp., Class A (a)	2,000	34
Marvell Technology Group Ltd. (a)	13,200	88
MEMC Electronic Materials, Inc. (a)	1,100	16
Xilinx, Inc.	2,800	50

		188

Technology—12.9%
Autodesk, Inc. (a)	1,100	22
Avnet, Inc. (a)	2,400	44
Citrix Systems, Inc. (a)	900	21
Cognizant Technology Solutions Corp., Class A (a)	1,600	29
Compuware Corp. (a)	5,300	36
Dun & Bradstreet Corp.	1,500	116
Harris Corp.	1,600	61
Hubbell, Inc., Class B	1,700	55
Juniper Networks, Inc. (a)	1,600	28
Mettler Toledo International, Inc. (a)	500	34
NCR Corp. (a)	4,200	59
Sohu.com, Inc. (a)	1,500	71
Western Digital Corp. (a)	7,000	80

		656

Transportation—2.0%
AMR Corp. (a)	4,600	49
CSX Corp.	1,600	52

		101

Total Common Stock (cost—$6,588)		4,948

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $119; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $125 including accrued interest (cost—$119)	$119	$119

Total Investments (cost—$6,707)—99.9%		5,067

Other assets less liabilities—0.1%		3

Net Assets—100.0%		$5,070

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	37

Schedule of Investments

NFJ All-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—90.6%
Consumer Discretionary—8.9%
CBS Corp., Class B	46,400	$380
Harley-Davidson, Inc.	22,600	384
V.F. Corp.	7,200	394
Whirlpool Corp.	9,500	393

		1,551

Consumer Staples—6.7%
Corn Products International, Inc.	12,700	366
Kimberly-Clark Corp.	7,100	375
SUPERVALU, Inc.	29,400	429

		1,170

Energy—15.0%
Apache Corp.	5,100	380
Chevron Corp.	4,600	340
Cimarex Energy Co.	13,500	362
ConocoPhillips	6,900	357
Energy Coal Resources, Inc. (a)(b)(e)	26,000	87
Nexen, Inc.	20,300	357
Royal Dutch Shell PLC ADR	6,900	365
Tidewater, Inc.	9,400	379

		2,627

Financial Services—21.5%
Allstate Corp.	14,500	475
Annaly Capital Management, Inc., REIT	24,600	390
Bank of America Corp.	25,800	363
CBL & Associates Properties, Inc., REIT (d)	56,700	369
Hospitality Properties Trust, REIT	30,200	449
Lincoln National Corp.	22,300	420
Reinsurance Group of America, Inc.	10,200	437
RenaissanceRe Holdings Ltd.	7,900	407
Unum Group	24,400	454

		3,764

Healthcare—7.8%
Biovail Corp.	41,900	396
Cardinal Health, Inc.	5,600	193
GlaxoSmithKline PLC ADR	10,400	388
Pfizer, Inc.	22,100	391

		1,368

Industrial—13.9%
3M Co.	6,600	380
Crane Co.	24,600	424
General Electric Co.	21,900	355
Manpower, Inc.	11,500	391
Regal-Beloit Corp.	11,900	452
RR Donnelley & Sons Co.	31,100	422

		2,424

Information Technology—2.3%
Xerox Corp.	51,100	408

Materials—3.5%
Alcoa, Inc.	20,900	235
Dow Chemical Co.	24,400	368

		603

Telecommunications—4.6%
CenturyTel, Inc.	15,300	418
Windstream Corp.	42,300	389

		807

Utilities—6.4%
Atmos Energy Corp.	16,000	379
Nisource, Inc.	32,200	353
UGI Corp.	15,800	386

		1,118

Total Common Stock (cost—$22,946)		15,840

	Shares	Value (000s)
SHORT-TERM INVESTMENTS—9.9%
Collateral Invested for Securities on Loan (c)—2.1%
AIM STIT—Government & Agency Portfolio	300,000	$300
Cash Account Trust—Government & Agency Securities Portfolio	39,703	40
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$24	24

		364

Repurchase Agreement—7.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $1,371; collateralized by U.S. Treasury Bills, 0.00% due 2/12/09, valued at $1,400 including accrued interest (cost—$1,371)	1,371	1,371

Total Short-Term Investments (cost—$1,735)		1,735

Total Investments (cost—$24,681)—100.5%		17,575

Liabilities in excess of other assets—(0.5)%		(96)

Net Assets—100.0%		$17,479

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of security on loan with an aggregate market value of $347; cash collateral of $366 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

38	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.8%
Consumer Discretionary—10.6%
Black & Decker Corp.	2,700,000	$112,887
CBS Corp., Class B	9,000,000	73,710
Home Depot, Inc. (d)	6,028,400	138,774
Mattel, Inc.	7,700,000	123,200
V.F. Corp.	2,200,000	120,494
Whirlpool Corp. (d)	2,500,000	103,375

		672,440

Consumer Staples—8.3%
Altria Group, Inc.	8,000,000	120,480
Kimberly-Clark Corp.	2,500,000	131,850
Kraft Foods, Inc., Class A	5,200,000	139,620
Reynolds American, Inc.	3,300,000	133,023

		524,973

Energy—20.0%
Chevron Corp.	2,000,000	147,940
ConocoPhillips	2,500,000	129,500
Diamond Offshore Drilling, Inc. (d)	2,200,000	129,668
EnCana Corp. (d)	2,970,000	138,046
Halliburton Co.	7,000,000	127,260
Marathon Oil Corp.	5,000,000	136,800
Occidental Petroleum Corp.	2,277,700	136,639
Royal Dutch Shell PLC ADR	3,000,000	158,820
Total S.A. ADR	3,000,000	165,900

		1,270,573

Financial Services—17.6%
Allstate Corp.	4,631,600	151,731
Annaly Capital Management, Inc., REIT	11,000,000	174,570
Bank of America Corp.	7,000,000	98,560
Hartford Financial Services Group, Inc.	2,700,000	44,334
Host Hotels & Resorts, Inc., REIT (d)	13,000,000	98,410
JPMorgan Chase & Co. (d)	3,500,000	110,355
Lincoln National Corp.	8,500,000	160,140
Travelers Cos., Inc.	3,500,000	158,200
Wells Fargo & Co.	4,150,000	122,342

		1,118,642

Healthcare—10.3%
GlaxoSmithKline PLC ADR (d)	6,230,200	232,199
Pfizer, Inc.	16,000,000	283,360
Wyeth	3,611,000	135,449

		651,008

Industrial—12.1%
3M Co.	2,500,000	143,850
Boeing Co. (d)	2,994,800	127,788
Caterpillar, Inc.	3,432,500	153,330
General Electric Co. (d)	7,500,000	121,500
RR Donnelley & Sons Co.	4,500,000	61,110
Waste Management, Inc.	4,785,400	158,588

		766,166

Information Technology—5.6%
Intel Corp.	9,000,000	131,940
Microsoft Corp.	6,000,800	116,656
Xerox Corp.	13,185,500	105,088

		353,684

Materials—3.4%
Alcoa, Inc.	8,000,000	90,080
Dow Chemical Co.	8,500,000	128,265

		218,345

	Shares		Value (000s)

Telecommunications—6.1%
AT&T, Inc.	4,400,000		$125,400
Verizon Communications, Inc.	4,200,000		142,380
Windstream Corp.	13,000,000		119,600

			387,380

Utilities—1.8%
Ameren Corp. (d)	3,500,000		116,410

Total Common Stock (cost—$8,920,787)			6,079,621

SHORT-TERM INVESTMENTS—5.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (e)—1.5%
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†
2.438%	$21,840		14,021
2.472%	21,816		14,006
2.54%	34,655		22,249
2.558%	17,443		11,199
2.56%	26,149		16,787
Gryphon Funding Ltd. (c)(h)(j)†, zero coupon	4,100	*	1,874
Societe Generale, zero coupon due 1/2/09	16,161		16,160

			96,296

Repurchase Agreement—4.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $266,676; collateralized by Fannie Mae, 0.518% due 3/27/09, valued at $149,812 including accrued interest; Federal Home Loan Bank, 0.501%—2.25% due 3/30/09—3/31/09, valued at $67,641 including accrued interest; Freddie Mac, 0.20% due 3/30/09, valued at $43,448 including accrued interest; and U.S. Treasury Bills, 0.064% due 2/26/09, valued at $11,109 (cost—$266,676)	266,676		266,676

Total Short-Term Investments (cost—$408,420)			362,972

Total Investments (cost—$9,329,207)—101.5%			6,442,593

Liabilities in excess of other assets—(1.5)%			(96,530)

Net Assets—100.0%			$6,346,063

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair-valued security.

(d) All or portion of securities on loan with an aggregate market value of $137,365; cash collateral of $142,504 was received with which the Fund purchased short-term investments.

(e) Securities purchased with cash proceeds from securities on loan.

(f) Non-income producing.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	39

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.2%
Consumer Discretionary—7.1%
CBS Corp., Class B	1,426,600	$11,684
Fortune Brands, Inc.	165,200	6,820
Harley-Davidson, Inc. (b)	400,600	6,798
Home Depot, Inc.	426,300	9,813
Johnson Controls, Inc.	360,800	6,552
Time Warner, Inc.	1,385,700	13,940

		55,607

Consumer Staples—6.7%
Altria Group, Inc.	867,500	13,064
CVS Corp.	273,400	7,858
Kimberly-Clark Corp.	280,400	14,788
Safeway, Inc.	699,400	16,625

		52,335

Energy—13.9%
Apache Corp.	275,900	20,563
Chevron Corp.	230,800	17,072
ConocoPhillips	434,500	22,507
Diamond Offshore Drilling, Inc.	191,700	11,299
Halliburton Co.	773,500	14,062
Marathon Oil Corp.	853,700	23,357

		108,860

Financial Services—19.0%
Allstate Corp.	647,600	21,215
Bank of America Corp.	1,223,800	17,231
JPMorgan Chase & Co.	477,600	15,059
MetLife, Inc.	622,900	21,714
PNC Financial Services Group, Inc.	384,100	18,821
Prudential Financial, Inc.	511,900	15,490
Simon Property Group, Inc., REIT	129,500	6,880
Travelers Cos., Inc.	354,500	16,024
Wells Fargo & Co.	531,900	15,681

		148,115

Healthcare—12.9%
Cardinal Health, Inc.	424,100	14,619
Eli Lilly & Co.	385,900	15,540
Johnson & Johnson	272,900	16,328
Medtronic, Inc.	227,500	7,148
Pfizer, Inc.	1,197,400	21,206
Wyeth	702,400	26,347

		101,188

Industrial—12.4%
3M Co.	149,100	8,579
Burlington Northern Santa Fe Corp.	114,300	8,653
Caterpillar, Inc.	414,300	18,507
FedEx Corp.	126,600	8,121
General Electric Co.	389,300	6,307
Northrop Grumman Corp.	478,900	21,570
Paccar, Inc. (b)	254,099	7,267
Waste Management, Inc.	547,800	18,154

		97,158

Information Technology—4.8%
Hewlett-Packard Co.	210,800	7,650
International Business Machines Corp.	85,200	7,170
Microsoft Corp.	366,300	7,121
Xerox Corp.	1,980,800	15,787

		37,728

Materials—6.3%
Alcoa, Inc.	966,500	10,883
Dow Chemical Co.	1,043,000	15,739
International Paper Co.	433,200	5,112

	Shares	Value (000s)

Nucor Corp.	239,500	$11,065
PPG Industries, Inc.	152,000	6,449

		49,248

Telecommunications—7.3%
AT&T, Inc.	1,084,100	30,897
Verizon Communications, Inc.	771,700	26,161

		57,058

Utilities—3.8%
Dominion Resources, Inc.	228,000	8,172
Edison International	673,700	21,639

		29,811

Total Common Stock (cost—$1,051,751)		737,108

SHORT-TERM INVESTMENTS—6.7%
Collateral Invested for Securities on Loan (a)—0.9%
Cash Account Trust—Government & Agency Securities Portfolio	6,535,347	6,535

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$168	168

		6,703

Repurchase Agreement—5.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $45,668; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $46,585 including accrued interest (cost—$45,668)	45,668	45,668

Total Short-Term Investments (cost—$52,371)		52,371

Total Investments (cost—$1,104,122)—100.9%		789,479

Liabilities in excess of other assets—(0.9)%		(7,048)

Net Assets—100.0%		$782,431

Notes to Schedule of Investments (amounts in thousands):
(a) Securities purchased with cash proceeds from securities on loan.

(b) All or portion of securities on loan with an aggregate market value of $6,522; cash collateral of $6,729 was received with which the Fund purchased short-term investments.

Glossary:
REIT—Real Estate Investment Trust

40	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Mid-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.7%
Consumer Discretionary—14.4%
Black & Decker Corp.	5,400	$226
Harley-Davidson, Inc.	13,900	236
Limited Brands, Inc.	23,200	233
Mattel, Inc.	15,700	251
V.F. Corp.	4,400	241
Whirlpool Corp.	5,800	240

		1,427

Consumer Staples—7.2%
Corn Products International, Inc.	8,300	239
Reynolds American, Inc.	5,600	226
SUPERVALU, Inc.	17,100	250

		715

Energy—7.2%
Cimarex Energy Co.	8,800	236
Nexen, Inc.	13,300	234
Tidewater, Inc.	6,000	241

		711

Financial Services—24.0%
Annaly Capital Management, Inc., REIT	15,000	238
Associated Banc-Corp.	11,400	239
Duke Realty Corp., REIT	22,300	244
Hospitality Properties Trust, REIT	11,500	171
Lincoln National Corp.	13,200	249
Mercury General Corp.	5,200	239
Protective Life Corp.	16,400	235
Reinsurance Group of America, Inc.	6,100	261
RenaissanceRe Holdings Ltd.	4,800	247
Unum Group	13,100	244

		2,367

Healthcare—2.6%
Biovail Corp.	26,700	252

Industrial—14.4%
Avery Dennison Corp.	7,200	236
Ingersoll-Rand Co., Ltd., Class A	13,500	234
Manpower, Inc.	7,100	242
Parker Hannifin Corp.	5,550	236
RR Donnelley & Sons Co.	17,100	232
Ryder System, Inc.	6,300	244

		1,424

Information Technology—4.8%
Jabil Circuit, Inc.	35,400	239
Xerox Corp.	29,700	237

		476

Materials—6.1%
PPG Industries, Inc.	5,800	246
Sonoco Products Co.	10,400	241
U.S. Steel Corp.	3,100	115

		602

Telecommunications—4.7%
CenturyTel, Inc.	8,500	232
Windstream Corp.	25,100	231

		463

Utilities—9.3%
Atmos Energy Corp.	9,600	228
Edison International	7,300	234
Nisource, Inc.	20,600	226
SCANA Corp.	6,400	228

		916

Total Common Stock (cost—$13,480)		9,353

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—7.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $748; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $764 including accrued interest (cost—$748)	$748	$748

Total Investments (cost—$14,228)—102.3%		10,101

Liabilities in excess of other assets—(2.3)%		(224)

Net Assets—100.0%		$9,877

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	41

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.8%
Consumer Discretionary—5.4%
Brown Shoe Co., Inc. (e)(j)	2,537,150	$21,490
Callaway Golf Co. (j)	3,611,300	33,549
Dover Downs Gaming & Entertainment, Inc.	660,600	2,101
Ethan Allen Interiors, Inc. (e)(j)	1,619,200	23,268
Hillenbrand, Inc.	990,600	16,523
International Speedway Corp., Class A	1,226,700	35,243
Phillips-Van Heusen	1,742,500	35,077
RadioShack Corp.	1,184,100	14,138
Wolverine World Wide, Inc.	1,939,900	40,815

		222,204

Consumer Staples—7.0%
Casey’s General Stores, Inc.	1,774,800	40,412
Corn Products International, Inc.	1,410,400	40,690
Del Monte Foods Co.	4,204,600	30,021
JM Smucker Co.	998,700	43,303
PepsiAmericas, Inc.	2,261,400	46,042
Ruddick Corp.	1,543,900	42,689
Universal Corp. (e)	1,110,500	33,171
WD-40 Co.	211,500	5,983
Weis Markets, Inc.	181,200	6,094

		288,405

Energy—11.4%
Berry Petroleum Co., Class A	1,810,700	13,689
Buckeye Partners L.P. (e)	853,700	27,532
Cimarex Energy Co.	1,543,900	41,346
El Paso Pipeline Partners L.P. (e)	275,600	4,299
General Maritime Corp.	1,933,084	20,877
Holly Corp.	1,989,100	36,261
Linn Energy LLC, UNIT (e)	2,435,600	36,461
Lufkin Industries, Inc.	608,100	20,979
Magellan Midstream Partners L.P. (e)	1,132,900	34,225
NuStar Energy L.P.	873,600	35,870
Penn Virginia Corp.	1,469,700	38,183
St. Mary Land & Exploration Co. (e)	2,082,000	42,285
TC Pipelines L.P. (e)	318,400	7,403
Teekay Corp.	449,800	8,839
Tidewater, Inc.	1,000,000	40,270
Tsakos Energy Navigation Ltd. (e)	841,200	15,411
Williams Partners L.P.	517,100	6,174
World Fuel Services Corp.	1,090,500	40,348

		470,452

Financial Services—16.3%
Advance America, Cash Advance Centers, Inc.	2,230,900	4,216
American Equity Investment Life Holding Co. (e)	1,523,300	10,663
American Financial Group, Inc.	1,833,000	41,939
American Physicians Capital, Inc.	243,700	11,722
Bank of Hawaii Corp.	808,900	36,538
BioMed Realty Trust, Inc., REIT	805,000	9,434
CBL & Associates Properties, Inc., REIT (e)	2,125,000	13,812
Colonial Properties Trust, REIT	259,400	2,161
Cullen/Frost Bankers, Inc.	711,300	36,049
Delphi Financial Group, Inc., Class A	1,519,000	28,010
Equity One, Inc., REIT (e)	2,010,800	35,591
Extra Space Storage, Inc., REIT	749,800	7,738

	Shares	Value (000s)

First Industrial Realty Trust, Inc., REIT (e)	1,342,000	$10,132
Franklin Street Properties Corp., REIT (e)	1,561,100	23,026
Fulton Financial Corp. (e)	2,756,300	26,516
Healthcare Realty Trust, Inc., REIT (e)	1,753,100	41,163
HRPT Properties Trust, REIT	4,717,000	15,896
Infinity Property & Casualty Corp.	335,500	15,678
International Bancshares Corp.	1,238,200	27,030
National Penn Bancshares, Inc. (e)	1,753,739	25,447
Nationwide Health Properties, Inc., REIT (e)	1,465,000	42,075
PS Business Parks, Inc., REIT	300,000	13,398
RLI Corp.	690,200	42,213
Sovran Self Storage, Inc., REIT (e)	521,000	18,756
Susquehanna Bancshares, Inc. (e)	1,445,900	23,004
UDR, Inc., REIT	2,666,700	36,774
Washington Federal, Inc.	2,344,000	35,066
Zenith National Insurance Corp.	1,302,300	41,114

		675,161

Healthcare—5.0%
Cooper Cos., Inc. (j)	2,322,800	38,094
Hill-Rom Holdings, Inc. (e)	981,600	16,157
Invacare Corp. (e)	1,413,000	21,930
Owens & Minor, Inc.	1,264,600	47,612
Teleflex, Inc.	824,500	41,307
West Pharmaceutical Services, Inc. (e)	1,156,700	43,688

		208,788

Industrial—19.8%
Acuity Brands, Inc. (e)	1,214,000	42,381
Albany International Corp., Class A	1,065,700	13,684
Applied Industrial Tech, Inc.	1,577,100	29,839
Arkansas Best Corp. (e)(j)	1,282,100	38,604
Barnes Group, Inc. (e)	2,231,500	32,357
Belden, Inc.	1,806,400	37,718
Bucyrus International, Inc., Class A	1,815,700	33,627
Chicago Bridge & Iron Co. N.V.	2,151,200	21,619
Crane Co.	1,861,600	32,094
Curtiss-Wright Corp.	1,261,300	42,115
Ennis, Inc.	273,300	3,310
Granite Construction, Inc. (e)	877,300	38,540
Harsco Corp.	1,552,000	42,959
Heidrick & Struggles International, Inc. (e)(j)	971,800	20,933
KBR, Inc.	2,203,700	33,496
Kennametal, Inc. (e)	2,076,800	46,084
Lennox International, Inc.	1,304,500	42,122
Lincoln Electric Holdings, Inc.	920,800	46,896
Mueller Industries, Inc.	1,233,200	30,929
Pacer International, Inc.	1,172,500	12,229
Quanex Building Products Corp.	1,014,200	9,503
Regal-Beloit Corp.	1,194,500	45,379
Schawk, Inc., Class A	567,900	6,508
Skywest, Inc.	1,877,600	34,923
Steelcase, Inc., Class A	2,982,200	16,760
Timken Co.	680,500	13,358
Tomkins PLC ADR	447,300	3,270
Trinity Industries, Inc.	975,500	15,374
Triumph Group, Inc.	263,800	11,201
Valmont Industries, Inc.	317,100	19,457

		817,269

	Shares	Value (000s)

Information Technology—2.7%
Diebold, Inc.	1,457,800	$40,950
Himax Technologies, Inc. ADR	1,558,100	2,493
Imation Corp. (e)	1,539,800	20,895
Jabil Circuit, Inc.	4,593,000	31,003
NAM TAI Electronics, Inc.	765,900	4,212
Park Electrochemical Corp.	661,500	12,542
Technitrol, Inc.	336,500	1,171

		113,266

Materials—13.2%
AMCOL International Corp. (e)	891,900	18,685
Bemis Co., Inc.	1,938,600	45,906
Carpenter Technology Corp.	1,099,500	22,584
Cliffs Natural Resources, Inc.	1,710,000	43,793
Commercial Metals Co.	4,272,100	50,710
Compass Minerals International, Inc.	194,400	11,404
Cytec Industries, Inc.	477,700	10,137
Iamgold Corp.	7,160,900	43,753
Innophos Holdings, Inc.	383,300	7,593
Lubrizol Corp. (e)	1,167,200	42,475
Methanex Corp.	1,923,200	21,617
Olin Corp.	1,763,300	31,880
Royal Gold, Inc. (e)	1,254,100	61,714
RPM International, Inc.	2,756,600	36,635
Sensient Technologies Corp.	1,511,700	36,099
Terra Industries, Inc.	2,103,400	35,064
Titanium Metals Corp. (e)	3,139,600	27,660

		547,709

Telecommunications—0.3%
Iowa Telecommunications Services, Inc. (e)	978,200	13,969

Utilities—11.7%
AGL Resources, Inc.	1,563,400	49,013
Atmos Energy Corp.	1,839,000	43,584
Cleco Corp. (e)	1,778,500	40,603
Energen Corp.	1,399,000	41,033
National Fuel Gas Co.	1,324,700	41,503
Oge Energy Corp.	1,592,500	41,055
Southwest Gas Corp.	1,085,000	27,364
Suburban Propane Partners L.P. (e)	603,600	21,398
UGI Corp.	1,860,200	45,426
Vectren Corp.	1,630,100	40,769
Westar Energy, Inc.	2,179,000	44,691
WGL Holdings, Inc.	1,424,700	46,573

		483,012

Total Common Stock (cost—$4,604,683)		3,840,235

SHORT-TERM INVESTMENTS—11.7%
Collateral Invested for Securities on Loan (d)—4.0%
AIM STIT—Government & Agency Portfolio	8,000,000	8,000
BlackRock Liquidity Funds FedFund Portfolio	22,500,000	22,500
Cash Account Trust—Government & Agency Securities Portfolio	10,485,434	10,486

42	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2008 (unaudited)

	Principal Amount (000s)		Value (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(f)(g)(h)†,
2.438%	$43,633		$28,012
2.54%	17,328		11,125
2.558%	8,721		5,599
2.56%	43,676		28,040
BNP Paribas,
0.01% due 1/2/09	35,000		35,000
Gryphon Funding Ltd. (c)(f)(i)†,
zero coupon	12,121	*	5,539
Societe Generale,
zero coupon due 1/2/09	11,259		11,259

			165,560

Repurchase Agreement—7.7%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $318,041; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $324,404 including accrued interest (cost—$318,041)	318,041		318,041

Total Short-Term Investments (cost—$529,498)			483,601

Total Investments (cost—$5,134,181)—104.5%			4,323,836

Liabilities in excess of other assets—(4.5)%			(184,796)

Net Assets—100.0%			$4,139,040

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $203,276; cash collateral of $211,644 was received with which the Fund purchased short-term investments.

(f) Illiquid security.

(g) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined (see Letter of Credit footnote in Notes to Financial Statements).

(h) Security issued or originally issued by a structured investment vehicle (“SIV”).

(i) No stated maturity date.

(j) Affiliated security.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	43

Schedule of Investments

OCC Equity Premium Strategy Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.7%
Aerospace—4.9%
Boeing Co.	6,700	$286
Lockheed Martin Corp.	10,800	908

		1,194

Airlines—1.0%
Continental Airlines, Inc., Class B (c)	14,300	258

Capital Goods—3.4%
Eaton Corp.	9,800	487
Textron, Inc.	25,200	350

		837

Chemicals—1.0%
Mosaic Co.	6,900	239

Consumer Discretionary—4.0%
Costco Wholesale Corp.	4,900	257
J.C. Penney Co., Inc.	12,100	239
Polo Ralph Lauren Corp., Class A	10,400	472

		968

Consumer Staples—12.1%
Clorox Co. (b)	7,300	405
Coca-Cola Co. (b)	16,900	765
Kraft Foods, Inc., Class A	12,500	336
Philip Morris International, Inc. (b)	12,000	522
Unilever NV (b)	38,600	948

		2,976

Energy—12.4%
ConocoPhillips	14,200	736
EOG Resources, Inc.	9,500	632
Exxon Mobil Corp. (b)	8,900	710
Patterson-UTI Energy, Inc.	15,200	175
PetroHawk Energy Corp. (c)	4,900	77
XTO Energy, Inc.	20,100	709

		3,039

Financial Services—15.1%
Bank of America Corp.	24,000	338
Capital One Financial Corp.	10,100	322
CapitalSource, Inc., REIT (e)	87,000	402
CME Group, Inc.	1,600	333
Goldman Sachs Group, Inc.	1,400	118
JPMorgan Chase & Co.	20,200	637
Lehman Brothers Holdings, Inc.	23,100	1
MBIA, Inc. (c)(e)	32,025	130
PMI Group, Inc. (e)	44,305	86
SLM Corp. (c)	73,800	657
Wells Fargo & Co. (b)	22,800	672

		3,696

Healthcare—20.5%
Abbott Laboratories	25,100	1,340
Hologic, Inc. (c)	46,400	606
Merck & Co., Inc.	34,900	1,061
Roche Holdings AG	4,500	697
Schering-Plough Corp.	21,800	371
Teva Pharmaceutical Industries Ltd. ADR	14,400	613
UnitedHealth Group, Inc.	12,700	338

		5,026

Materials & Processing—4.2%
Freeport-McMoRan Copper & Gold, Inc.	10,800	264
Nucor Corp.	4,700	217
Precision Castparts Corp.	9,400	559

		1,040

	Shares	Value (000s)

Technology—14.2%
Cisco Systems, Inc. (c)	60,500	$986
Corning, Inc.	27,500	262
Google, Inc., Class A (c)	3,926	1,208
Intel Corp.	70,609	1,035

		3,491

Telecommunications—3.8%
AT&T, Inc. (b)	13,300	379
NII Holdings, Inc., Class B (c)	19,200	349
Sprint Nextel Corp., Ser. 1 (c)(e)	104,600	191

		919

Transportation—3.1%
Union Pacific Corp. (b)	15,800	755

Total Common Stock (cost—$46,992)		24,438

SHORT-TERM INVESTMENTS—4.9%
Collateral Invested for Securities on Loan (d)—2.8%
BlackRock Liquidity Funds FedFund Portfolio	249,647	250
Cash Account Trust—Government & Agency Securities Portfolio	446,208	446

		696

	Principal Amount (000s)
Repurchase Agreement—2.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $510; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $524 including accrued interest (cost—$510)	$510	510

Total Short-Term Investments (cost—$1,206)		1,206

Total Investments before options written (cost—$48,198)—104.6%		25,644

OPTIONS WRITTEN (c)—(0.4)%
Call Options—(0.4)%
	Contracts
S&P 500 Index (CBOE),
strike price $950, expires 1/17/09	35	(21)
strike price $975, expires 1/17/09	75	(19)
XOI Index (CBOE),
strike price $1,050, expires 1/17/09	40	(47)

Total Options Written (premiums received—$102)		(87)

Total Investments net of options written (cost—$48,096) (a)—104.2%		25,557

Value (000s)

Other liabilities in excess of other assets—(4.2)%	$(1,037)

Net Assets—100.0%	$24,520

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $697, representing 2.84% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $592; cash collateral of $696 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board of Exchange
REIT—Real Estate Investment Trust

44	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.6%
Airlines—1.4%
Continental Airlines, Inc., Class B (d)	293,200	$5,295

Capital Goods—4.1%
Eaton Corp.	123,500	6,139
Honeywell International, Inc.	270,900	8,894

		15,033

Chemicals—3.4%
Monsanto Co.	94,500	6,648
Mosaic Co.	113,700	3,934
Potash Corp. of Saskatchewan, Inc.	24,600	1,801

		12,383

Commercial Services—2.5%
MasterCard, Inc., Class A (f)	64,100	9,162

Consumer Discretionary—0.9%
TJX Cos., Inc.	160,000	3,291

Consumer Staples—9.8%
Clorox Co.	101,600	5,645
Coca-Cola Co.	314,100	14,219
General Mills, Inc.	91,000	5,528
Kroger Co.	192,000	5,071
PepsiCo, Inc.	106,300	5,822

		36,285

Energy—7.7%
Chevron Corp.	24,900	1,842
EOG Resources, Inc.	120,800	8,043
PetroHawk Energy Corp. (d)	353,000	5,517
Valero Energy Corp.	231,400	5,007
XTO Energy, Inc.	231,600	8,169

		28,578

Financial Services—8.0%
ACE Ltd.	163,600	8,658
BlackRock, Inc. (f)	31,300	4,199
CME Group, Inc.	21,600	4,495
SLM Corp. (d)	1,370,000	12,193

		29,545

Healthcare—25.2%
Abbott Laboratories	177,400	9,468
Celgene Corp. (d)	102,400	5,661
Genentech, Inc. (d)	196,000	16,250
Genzyme Corp. (d)	233,000	15,464
Gilead Sciences, Inc. (d)	336,500	17,209
Hologic, Inc. (d)	514,000	6,718
Teva Pharmaceutical Industries Ltd. ADR (f)	410,600	17,479
UnitedHealth Group, Inc.	175,900	4,679

		92,928

Materials & Processing—1.5%
Precision Castparts Corp.	94,900	5,644

Technology—22.3%
Apple, Inc. (d)	118,700	10,131
Applied Materials, Inc.	954,000	9,664
Cisco Systems, Inc. (d)	720,000	11,736
EMC Corp. (d)	561,000	5,874
Energizer Holdings, Inc. (d)	86,100	4,661
Google, Inc., Class A (d)	31,600	9,722
QUALCOMM, Inc.	430,000	15,407
Research In Motion Ltd. (d)	201,500	8,177
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (f)	861,000	6,802

		82,174

	Shares	Value (000s)

Telecommunications—4.0%
AT&T, Inc.	385,400	$10,984
NII Holdings, Inc., Class B (d)	211,000	3,836

		14,820

Transportation—1.8%
Union Pacific Corp.	134,700	6,439

Total Common Stock (cost—$416,960)		341,577

SHORT-TERM INVESTMENTS—12.8%
Collateral Invested for Securities on Loan (e)—5.4%
BlackRock Liquidity Funds FedFund Portfolio	8,149,850	8,150
Cash Account Trust—
Government & Agency Securities Portfolio	8,680,682	8,681

	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†,
0.08%	$4,332	2,781
Societe Generale, zero coupon due 1/2/09	480	480

		20,092

Repurchase Agreement—7.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $27,105; collateralized by Fannie Mae, 0.563% due 2/2/09, valued at $27,651 including accrued interest (cost—$27,105)	27,105	27,105

Total Short-Term Investments (cost—$48,748)		47,197

Total Investments (cost—$465,708)—105.4%		388,774

Liabilities in excess of other assets—(5.4)%		(19,760)

Net Assets—100.0%		$369,014

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $20,562; cash collateral of $21,103 was received with which the Fund purchased short-term investments.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(i) Security issued by a structured investment vehicle (“SIV”).

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	45

Schedule of Investments

OCC Opportunity Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.6%
Aerospace—2.7%
Aerovironment, Inc. (d)(f)	37,084	$1,365
Orbital Sciences Corp. (d)(f)	130,300	2,545

		3,910

Airlines—1.5%
UAL Corp. (f)	193,425	2,131

Chemicals—1.1%
Intrepid Potash, Inc. (d)(f)	75,894	1,576

Commercial Services—8.6%
AerCap Holdings NV (d)	651,554	1,961
FTI Consulting, Inc. (d)	35,800	1,599
Huron Consulting Group, Inc. (d)	19,455	1,114
Innerworkings, Inc. (d)(f)	366,818	2,403
MSC Industrial Direct Co., Class A	33,100	1,219
VistaPrint Ltd. (d)(f)	231,523	4,309

		12,605

Consumer Discretionary—4.9%
BJ’s Restaurants, Inc. (d)(f)	181,795	1,958
Buffalo Wild Wings, Inc. (d)	46,104	1,183
Deckers Outdoor Corp. (d)	16,000	1,278
Texas Roadhouse, Inc., Class A (d)(f)	231,600	1,795
Under Armour, Inc., Class A (d)(f)	42,875	1,022

		7,236

Consumer Services—1.7%
American Public Education, Inc. (d)	26,352	980
Life Time Fitness, Inc. (d)(f)	113,175	1,466

		2,446

Consumer Staples—2.9%
Green Mountain Coffee Roasters, Inc. (d)(f)	34,900	1,351
Smart Balance, Inc. (d)	291,775	1,984
SunOpta, Inc. (d)	613,738	963

		4,298

Energy—13.3%
Carrizo Oil & Gas, Inc. (d)	90,771	1,461
EXCO Resources, Inc. (d)	501,558	4,544
GMX Resources, Inc. (d)(f)	109,761	2,779
Goodrich Petroleum Corp. (d)	38,650	1,158
PetroHawk Energy Corp. (d)	323,407	5,055
Quicksilver Resources, Inc. (d)	814,490	4,537

		19,534

Environmental Services—1.7%
Clean Harbors, Inc. (d)	17,375	1,102
EnergySolutions, Inc.	232,140	1,312

		2,414

Financial Services—6.8%
CIT Group, Inc. (f)	318,300	1,445
Evercore Partners, Inc., Class A	85,575	1,069
Fidelity National Financial, Inc., Class A	101,975	1,810
Greenhill & Co., Inc. (f)	39,000	2,721
Nelnet, Inc., Class A	102,285	1,466
RenaissanceRe Holdings Ltd.	27,600	1,423

		9,934

Healthcare—23.3%
Alliance Imaging, Inc. (d)	43,821	349
AMAG Pharmaceuticals, Inc. (d)(f)	34,600	1,240
BioMarin Pharmaceutical, Inc. (d)(f)	257,275	4,580
Cardiome Pharma Corp. (d)(f)	594,805	2,706

	Shares	Value (000s)

Cubist Pharmaceuticals, Inc. (d)	48,550	$1,173
Durect Corp. (d)(f)	931,243	3,157
ev3, Inc. (d)	176,347	1,076
Halozyme Therapeutics, Inc. (d)(f)	213,010	1,193
Hansen Medical, Inc. (d)(f)	139,334	1,006
Hologic, Inc. (d)	174,800	2,285
Illumina, Inc. (d)	76,692	1,998
Immucor, Inc. (d)	56,250	1,495
Indevus Pharmaceuticals, Inc. (d)(f)	1,200,323	3,769
IPC The Hospitalist Co., Inc. (d)	129,618	2,181
POZEN, Inc. (d)(f)	462,805	2,333
Psychiatric Solutions, Inc. (d)	49,700	1,384
United Therapeutics Corp. (d)	35,475	2,219

		34,144

Hotels/Gaming—3.4%
Ameristar Casinos, Inc.	150,555	1,301
Pinnacle Entertainment, Inc. (d)(f)	478,983	3,678

		4,979

Technology—15.3%
Ariba, Inc. (d)	224,219	1,617
BluePhoenix Solutions Ltd. (d)(f)	396,319	737
CACI International, Inc., Class A (d)	35,750	1,612
Commvault Systems, Inc. (d)	91,909	1,232
Concur Technologies, Inc. (d)	44,900	1,474
Microsemi Corp. (d)	96,850	1,224
Netlogic Microsystems, Inc. (d)(f)	136,877	3,013
Omniture, Inc. (d)(f)	164,141	1,746
Phase Forward, Inc. (d)	96,065	1,203
Sapient Corp. (d)	540,547	2,400
Taleo Corp., Class A (d)	150,436	1,178
Ultimate Software Group, Inc. (d)	121,061	1,767
Wind River Systems, Inc. (d)(f)	354,264	3,199

		22,402

Telecommunications—0.8%
Switch & Data Facilities Co., Inc. (d)(f)	167,602	1,239

Transportation—10.6%
Aegean Marine Petroleum Network, Inc. (f)	306,208	5,193
Celadon Group, Inc. (d)	176,787	1,508
Copa Holdings S.A., Class A	116,019	3,518
Knight Transportation, Inc. (f)	171,717	2,768
Old Dominion Freight Line, Inc. (d)	54,120	1,540
Vitran Corp., Inc., Class A (d)	158,899	985

		15,512

Wholesale—1.0%
Titan Machinery, Inc. (d)	108,009	1,519

Total Common Stock (cost—$186,710)		145,879

SHORT-TERM INVESTMENTS—21.3%
Collateral Invested for Securities on Loan(e)—20.9%
AIM STIT—Government & Agency Portfolio	2,000,000	2,000
BlackRock Liquidity Funds FedFund Portfolio	5,852,831	5,852

	Shares		Value (000s)
Cash Account Trust—Government & Agency Securities Portfolio	16,448,020		$16,448

	Principal Amount (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.08%	$4,332		2,781
0.10%	4,367		2,804
Gryphon Funding Ltd., zero coupon (c)(h)(j)†	1,234	*	564
Societe Generale, zero coupon due 1/2/09	90		90

			30,539

Repurchase Agreement—0.4%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $612; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $628 including accrued interest (cost—$612)	612		612

Total Short-Term Investments (cost—$34,805)			31,151

Total Investments (cost—$221,515)—120.9%			177,030

Liabilities in excess of other assets—(20.9)%			(30,541)

Net Assets—100.0%			$146,489

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

46	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

OCC Opportunity Fund

December 31, 2008 (unaudited)

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $32,360; cash collateral of $33,991 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined (see Letter of Credit footnote in Notes to Financial Statements).

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	47

Schedule of Investments

OCC Renaissance Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.5%
Aerospace—0.7%
Spirit Aerosystems Holdings, Inc., Class A (d)	560,400	$5,699

Capital Goods—1.9%
Goodyear Tire & Rubber Co. (d)	857,400	5,119
Pitney Bowes, Inc.	362,000	9,224

		14,343

Chemicals—0.7%
Cytec Industries, Inc.	260,700	5,532

Commercial Services—5.6%
Apollo Group, Inc., Class A (d)	147,500	11,301
H&R Block, Inc.	1,051,000	23,879
Pharmaceutical Product Development, Inc.	264,400	7,670

		42,850

Consumer Discretionary—3.0%
Darden Restaurants, Inc.	175,245	4,938
Family Dollar Stores, Inc.	688,600	17,952

		22,890

Consumer Services—1.1%
Weight Watchers International, Inc.	285,600	8,402

Consumer Staples—3.2%
Clorox Co.	174,200	9,678
Lorillard, Inc.	260,600	14,685

		24,363

Energy—5.8%
Comstock Resources, Inc. (d)	79,840	3,773
Energy Transfer Partners L.P.	442,219	15,040
EXCO Resources, Inc. (d)	379,500	3,438
Halliburton Co.	211,500	3,845
National-Oilwell Varco, Inc. (d)	266,000	6,501
PetroHawk Energy Corp. (d)	321,110	5,019
XTO Energy, Inc.	196,241	6,921

		44,537

Financial Services—29.1%
AFLAC, Inc.	287,900	13,197
Allstate Corp.	386,100	12,649
Ameriprise Financial, Inc.	649,700	15,177
Annaly Capital Management, Inc., REIT	500,000	7,935
Assurant, Inc.	483,056	14,492
Assured Guaranty Ltd. (f)	746,200	8,507
Capital One Financial Corp.	373,000	11,895
CapitalSource, Inc., REIT (f)	1,004,057	4,639
CIT Group, Inc. (f)	1,347,000	6,115
Douglas Emmett, Inc., REIT	884,100	11,546
Genworth Financial, Inc., Class A	1,835,000	5,193
Macerich Co., REIT (f)	436,000	7,918
Nationwide Health Properties, Inc., REIT (f)	562,300	16,149
PartnerRe Ltd.	270,000	19,243
PNC Financial Services Group, Inc.	282,900	13,862
Prosperity Bancshares, Inc. (f)	456,200	13,499
Reinsurance Group of America, Inc. (f)	702,300	30,072
TCF Financial Corp. (f)	537,600	7,344
Zions Bancorporation (f)	193,100	4,733

		224,165

Healthcare—7.8%
Biogen Idec, Inc. (d)	314,900	14,999
DaVita, Inc. (d)	307,400	15,238

	Shares	Value (000s)

Health Net, Inc. (d)	390,000	$4,247
Laboratory Corp. of America Holdings (d)	334,700	21,558
United Therapeutics Corp. (d)	63,300	3,959

		60,001

Industrial—1.7%
Nalco Holding Co. (f)	1,117,400	12,895

Manufacturing—1.2%
Actuant Corp., Class A (f)	498,100	9,474

Materials & Processing—4.3%
PPG Industries, Inc.	259,200	10,998
Precision Castparts Corp.	241,400	14,358
Weyerhaeuser Co.	242,900	7,435

		32,791

Technology—8.0%
Affiliated Computer Services, Inc., Class A (d)	232,400	10,679
Amphenol Corp., Class A	624,867	14,984
ASML Holding NV	472,700	8,542
Ciena Corp. (d)(f)	830,500	5,564
EMC Corp. (d)	715,100	7,487
International Game Technology	1,092,000	12,984
Seagate Technology	386,600	1,713

		61,953

Telecommunications—0.6%
NII Holdings, Inc., Class B (d)	267,200	4,858

Transportation—2.8%
Union Pacific Corp.	157,583	7,533
UTI Worldwide, Inc.	968,300	13,885

		21,418

Utilities—15.0%
Allegheny Energy, Inc.	409,200	13,855
American Electric Power Co., Inc.	578,800	19,262
Entergy Corp.	197,200	16,393
NRG Energy, Inc. (d)(f)	643,500	15,013
PG&E Corp.	515,000	19,936
SCANA Corp.	320,000	11,392
Southern Co.	290,700	10,756
Vectren Corp.	361,800	9,049

		115,656

Total Common Stock (cost—$938,998)		711,827

EXCHANGE-TRADED FUND—0.4%

SPDR Series I Trust (f) (cost—$2,973)	135,900	2,975

SHORT-TERM INVESTMENTS—14.6%
Collateral Invested for Securities on Loan (e)—7.1%
AIM STIT—Government & Agency Portfolio	12,000,000	12,000
BlackRock Liquidity Funds FedFund Portfolio	7,733,291	7,733
Cash Account Trust—Government & Agency Securities Portfolio	12,642,638	12,643

	Principal Amount (000s)		Value (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.10%	$13,103		$8,412
1.868%	15,708		10,084
Gryphon Funding Ltd.,
zero coupon (c)(h)(i)(j)†	7,185	*	3,284
Societe Generale,
zero coupon due 1/2/09	363		363

			54,519

Repurchase Agreement—7.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $58,151; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $59,316 including accrued interest (cost—$58,151)	58,151		58,151

Total Short-Term Investments (cost—$126,140)			112,670

Total Investments (cost—$1,068,111)—107.5%			827,472

Liabilities in excess of other assets—(7.5)%			(57,945)

Net Assets—100.0%			$769,527

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $64,149; cash collateral of $68,024 was received with which the Fund purchased short-term investments.

48	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

OCC Renaissance Fund

December 31, 2008 (unaudited)

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	49

Schedule of Investments

OCC Target Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.5%
Airlines—1.0%
UAL Corp. (f)	250,000	$2,755

Capital Goods—2.4%
Foster Wheeler Ltd. (d)	175,000	4,092
Jacobs Engineering Group, Inc. (d)	25,000	1,202
Toll Brothers, Inc. (d)	50,000	1,071

		6,365

Chemicals—0.8%
Mosaic Co.	60,000	2,076

Commercial Services—1.0%
VistaPrint Ltd. (d)(f)	150,000	2,792

Consumer Discretionary—11.9%
Clorox Co.	75,000	4,167
Coach, Inc. (d)	200,000	4,154
Darden Restaurants, Inc.	170,000	4,791
Dollar Tree Stores, Inc. (d)(f)	100,000	4,180
Kohl’s Corp. (d)	150,000	5,430
Lorillard, Inc.	65,000	3,663
Molson Coors Brewing Co., Class B	50,000	2,446
TJX Cos., Inc.	125,000	2,571

		31,402

Consumer Services—13.2%
Aegean Marine Petroleum Network, Inc. (f)	305,117	5,175
AerCap Holdings NV (d)	850,000	2,558
Burger King Holdings, Inc.	250,000	5,970
Corrections Corp. of America (d)	590,000	9,652
Owens-Illinois, Inc. (d)	175,000	4,783
Quanta Services, Inc. (d)	150,000	2,970
Viacom, Inc., Class B (d)	200,000	3,812

		34,920

Energy—12.3%
EXCO Resources, Inc. (d)	650,000	5,889
First Solar, Inc. (d)	30,000	4,139
National-Oilwell Varco, Inc. (d)	150,000	3,666
PetroHawk Energy Corp. (d)(f)	750,000	11,722
Quicksilver Resources, Inc. (d)(f)	1,250,000	6,963

		32,379

Financial Services—10.4%
CapitalSource, Inc., REIT (f)	1,100,000	5,082
Chubb Corp.	65,000	3,315
Greenhill & Co., Inc. (f)	25,000	1,744
IntercontinentalExchange, Inc. (d)	100,000	8,244
SLM Corp. (d)	1,015,000	9,034

		27,419

Healthcare—14.7%
BioMarin Pharmaceutical, Inc. (d)(f)	275,000	4,895
Celgene Corp. (d)	145,000	8,015
Hologic, Inc. (d)	325,000	4,248
Illumina, Inc. (d)(f)	160,000	4,168
Intuitive Surgical, Inc. (d)	30,000	3,810
Laboratory Corp. of America Holdings (d)(f)	65,000	4,187
Psychiatric Solutions, Inc. (d)	215,000	5,988
United Therapeutics Corp. (d)	55,000	3,440

		38,751

Materials & Processing—2.6%
Precision Castparts Corp.	115,000	6,840

	Shares	Value (000s)

Technology—24.6%
American Tower Corp., Class A (d)	350,000	$10,262
Ciena Corp. (d)	610,000	4,087
Citrix Systems, Inc. (d)	280,000	6,600
Cognizant Technology Solutions Corp., Class A (d)	275,000	4,967
Energizer Holdings, Inc. (d)	75,000	4,060
F5 Networks, Inc. (d)(f)	270,000	6,172
Global Payments, Inc.	205,000	6,722
KLA-Tencor Corp.	205,000	4,467
Lam Research Corp. (d)	325,000	6,916
Microchip Technology, Inc. (f)	210,000	4,101
ON Semi-conductor Corp. (d)	1,058,900	3,600
SanDisk Corp. (d)	310,000	2,976

		64,930

Telecommunications—1.8%
NII Holdings, Inc., Class B (d)	260,000	4,727

Transportation—1.8%
Knight Transportation, Inc. (f)	300,000	4,836

Total Common Stock (cost—$330,311)		260,192

SHORT-TERM INVESTMENTS—11.8%
Collateral Invested for Securities on Loan (e)—9.8%
AIM STIT—Government & Agency Portfolio	1,500,000	1,500
BlackRock Liquidity Funds FedFund Portfolio	300,000	300
Cash Account Trust—Government & Agency Securities Portfolio	15,760,193	15,760

	Principal Amount (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.08%	$8,664	5,562
0.10%	4,368	2,804
Societe Generale, zero coupon due 1/2/09	29	29

		25,955

Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $5,154; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $5,258 including accrued interest (cost—$5,154)	5,154	5,154

Total Short-Term Investments (cost—$35,775)		31,109

	Contracts	Value (000s)
OPTIONS PURCHASED (d)—0.1%
Call Options—0.1%
Petrohawk Energy Corp. (CBOE), strike price $25, expires 3/21/09 (cost—$1,840)	3,500	$210

Total Investments (cost—$367,926)—110.4%		291,511

Liabilities in excess of other assets—(10.4)%		(27,546)

Net Assets—100.0%		$263,965

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $28,780; cash collateral of $30,639 was received with which the Fund purchased short-term investments.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined (see Letter of Credit footnote in Notes to Financial Statements).

(i) Security issued by a structured investment vehicle (“SIV”).

Glossary:
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

50	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.1%
Capital Goods—2.1%
Deere & Co.	101,235	$3,879
Fluor Corp.	49,285	2,212

		6,091

Consumer Discretionary—12.6%
Avon Products, Inc.	167,320	4,021
CVS Corp.	223,245	6,416
McDonald’s Corp.	157,330	9,784
Nike, Inc., Class B	47,300	2,412
Wal-Mart Stores, Inc. (a)	250,875	14,064

		36,697

Consumer Staples—5.9%
Coca-Cola Co.	34,435	1,559
Colgate-Palmolive Co.	102,845	7,049
PepsiCo, Inc.	93,640	5,129
Procter & Gamble Co.	58,365	3,608

		17,345

Energy—5.3%
Devon Energy Corp. (a)	41,100	2,701
Schlumberger Ltd.	146,260	6,191
Weatherford International Ltd. (b)	252,950	2,737
XTO Energy, Inc.	110,620	3,902

		15,531

Financial Services—10.3%
Charles Schwab Corp.	308,819	4,994
Goldman Sachs Group, Inc.	28,760	2,427
IntercontinentalExchange, Inc. (b)	49,565	4,086
Invesco Ltd.	261,660	3,778
JPMorgan Chase & Co.	141,955	4,476
M&T Bank Corp. (d)	12,095	694
Northern Trust Corp.	111,210	5,799
U.S. Bancorp	159,315	3,984

		30,238

Healthcare—20.2%
Abbott Laboratories	144,435	7,709
Allergan, Inc.	72,430	2,921
Amgen, Inc. (a)(b)	77,800	4,493
Baxter International, Inc.	106,625	5,714
Bristol-Myers Squibb Co.	151,740	3,528
Covidien Ltd.	84,745	3,071
Genentech, Inc. (b)	90,580	7,510
Gilead Sciences, Inc. (b)	173,275	8,861
Medco Health Solutions, Inc. (b)	84,425	3,538
St. Jude Medical, Inc. (b)	116,680	3,846
Teva Pharmaceutical Industries Ltd. ADR	184,270	7,844

		59,035

Materials & Processing—3.7%
Air Products & Chemicals, Inc.	71,800	3,609
Monsanto Co. (a)	64,650	4,548
Precision Castparts Corp.	42,818	2,547

		10,704

Multi-Media—1.3%
Walt Disney Co. (d)	164,725	3,738

Oil & Gas—4.0%
Exxon Mobil Corp.	107,520	8,583
Transocean Ltd. (b)	68,999	3,260

		11,843

Technology—24.6%
Activision Blizzard, Inc. (b)	161,264	1,393
Adobe Systems, Inc. (b)	152,895	3,255
Amazon.com, Inc. (a)(b)	84,975	4,358

	Shares	Value (000s)

Apple, Inc. (b)	100,695	$8,594
EMC Corp. (b)	289,759	3,034
Google, Inc., Class A (a)(b)	23,760	7,310
Hewlett-Packard Co.	187,171	6,792
Intel Corp.	431,740	6,329
Microsoft Corp. (a)	619,110	12,036
Oracle Corp. (b)	409,605	7,262
Research In Motion Ltd. (a)(b)	48,165	1,955
Texas Instruments, Inc.	180,645	2,804
Thermo Fisher Scientific, Inc. (a)(b)	195,700	6,667

		71,789

Telecommunications—6.2%
Cisco Systems, Inc. (a)(b)	361,150	5,887
QUALCOMM, Inc.	227,775	8,161
Verizon Communications, Inc.	118,580	4,020

		18,068

Transportation—1.9%
Burlington Northern Santa Fe Corp.	71,590	5,420

Total Common Stock (cost—$363,955)		286,499

SHORT-TERM INVESTMENTS—3.8%
Collateral Invested for Securities on Loan (c)—0.3%
BlackRock Liquidity Funds FedFund Portfolio	652,980	653
Cash Account Trust—Government & Agency Securities Portfolio	24,236	24
	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$230	230

		907

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $9,997; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $3,858 including accrued interest and U.S. Treasury Bills, 0.064% due 2/26/09, valued at $6,339 including accrued interest (cost—$9,997)	9,997	9,997

Total Short-Term Investments (cost—$10,904)		10,904

Total Investments before options written (cost—$374,859)—101.9%		297,403

OPTIONS WRITTEN (b)—(1.5)%
	Contracts
Call Options—(1.0)%
Amazon.com, Inc. (CBOE),
strike price $50, expires 1/17/09	424	(144)
Amgen, Inc. (CBOE),
strike price $70, expires 1/16/10	778	(408)

	Contracts	Value (000s)
Cisco Systems, Inc. (CBOE),
strike price $22.50, expires 1/17/09	3,611	$(4)
Devon Energy Corp. (CBOE),
strike price $55, expires 1/16/10	411	(871)
Microsoft Corp. (CBOE),
strike price $20, expires 4/18/09	2,750	(503)
strike price $27.50, expires 1/17/09	3,441	(4)
Monsanto Co. (CBOE),
strike price $170, expires 1/17/09	646	(3)
PTT Aromatics & Refining PCL, (CBOE)
strike price $120, expires 1/17/09	718	(7)
Research In Motion Ltd. (CBOE),
strike price $135, expires 1/17/09	481	(2)
Thermo Fisher Scientific, Inc. (CBOE),
strike price $35, expires 6/20/09	1,957	(802)
Wal-Mart Stores, Inc. (CBOE),
strike price $65, expires 3/21/09	2,508	(138)

		(2,886)

Put Options—(0.5)%
Amgen, Inc. (CBOE),
strike price $45, expires 1/16/10	778	(389)
Coca-Cola Bottling Co. United, Inc. (CBOE),
strike price $50, expires 1/17/09	1,728	(812)
Lowe’s Cos., Inc. (CBOE),
strike price $15, expires 4/18/09	2,903	(189)

		(1,390)

Total Options Written (premiums received—$8,621)		(4,276)

Total Investments net of options written (cost—$366,238)—100.4%		293,127

Other liabilities in excess of other assets—(0.4)%		(1,106)

Net Assets—100.0%		$292,021

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $893; cash collateral of $919 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	51

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.5%
Aerospace—1.9%
Alliant Techsystems, Inc. (a)	8,300	$712
Goodrich Corp.	3,520	130

		842

Building/Construction—0.6%
Foster Wheeler Ltd. (a)	11,040	258

Capital Goods—3.9%
Cooper Industries Ltd., Class A	8,518	249
Cummins, Inc.	15,135	405
Fluor Corp.	7,700	345
J.B. Hunt Transport Services, Inc. (c)	14,085	370
Roper Industries, Inc.	6,310	274
Shaw Group, Inc. (a)	4,000	82

		1,725

Communications—0.3%
MetroPCS Communications, Inc. (a)	10,195	151

Consumer Discretionary—8.9%
Avon Products, Inc.	18,810	452
Dollar Tree Stores, Inc. (a)	11,310	473
Kohl’s Corp. (a)	20,340	736
Macy’s, Inc.	32,235	334
Marriott International, Inc., Class A	10,200	198
Marvel Entertainment, Inc. (a)	3,840	118
Ross Stores, Inc.	25,840	768
Shoppers Drug Mart Corp.	9,483	369
Yum! Brands, Inc.	14,115	445

		3,893

Consumer Services—7.7%
Apollo Group, Inc., Class A (a)	16,505	1,265
Capella Education Co. (a)	2,500	147
Crown Holdings, Inc. (a)	14,010	269
DeVry, Inc.	3,435	197
Owens-Illinois, Inc. (a)	27,445	750
Quanta Services, Inc. (a)	37,332	739

		3,367

Consumer Staples—8.0%
Clorox Co.	7,175	399
Flowers Foods, Inc.	18,720	456
Hansen Natural Corp. (a)	20,980	703
HJ Heinz Co.	4,240	159
Kroger Co.	31,150	823
Molson Coors Brewing Co., Class B	19,760	967

		3,507

Energy—8.1%
Consol Energy, Inc.	2,465	70
Core Laboratories NV	3,200	192
First Solar, Inc. (a)	155	21
Helmerich & Payne, Inc.	2,700	61
Massey Energy Co.	6,500	90
Murphy Oil Corp.	5,830	259
National-Oilwell Varco, Inc. (a)	8,840	216
Newfield Exploration Co. (a)	7,825	155
Noble Energy, Inc.	2,450	121
Peabody Energy Corp.	8,710	198
PetroHawk Energy Corp. (a)	26,415	413
Smith International, Inc.	7,295	167
Southwestern Energy Co. (a)	25,799	747
Sunoco, Inc.	11,140	484
Weatherford International Ltd. (a)	31,739	343

		3,537

Environmental Services—2.3%
Republic Services, Inc.	41,300	1,024

	Shares	Value (000s)

Financial Services—8.3%
ACE Ltd.	6,085	$322
AON Corp.	7,005	320
IntercontinentalExchange, Inc. (a)	5,415	446
Invesco Ltd.	25,555	369
Lazard Ltd., Class A	21,586	642
M&T Bank Corp.	2,230	128
Northern Trust Corp.	19,202	1,001
T. Rowe Price Group, Inc. (c)	6,100	216
Zions Bancorporation (c)	7,410	182

		3,626

Healthcare—14.4%
Allergan, Inc.	18,355	740
Coventry Health Care, Inc. (a)	7,400	110
DaVita, Inc. (a)	14,655	726
Express Scripts, Inc. (a)	14,545	800
Icon PLC ADR (a)	13,140	259
Illumina, Inc. (a)(c)	22,210	579
Intuitive Surgical, Inc. (a)	865	110
OSI Pharmaceuticals, Inc. (a)	5,120	200
Psychiatric Solutions, Inc. (a)	4,415	123
Qiagen NV (a)(c)	42,000	737
Quest Diagnostics, Inc.	13,062	678
Shire Pharmaceuticals Group PLC ADR	4,660	209
St. Jude Medical, Inc. (a)	11,680	385
Teva Pharmaceutical Industries Ltd. ADR	1	—(d	)
United Therapeutics Corp. (a)	4,380	274
Vertex Pharmaceuticals, Inc. (a)	11,820	359

		6,289

Industrial—0.4%
AGCO Corp. (a)	6,785	160

Materials & Processing—4.0%
Air Products & Chemicals, Inc.	7,530	379
Cliffs Natural Resources, Inc.	5,520	141
Ecolab, Inc.	8,140	286
Intrepid Potash, Inc. (a)	8,145	169
Precision Castparts Corp.	8,670	516
U.S. Steel Corp.	970	36
Vulcan Materials Co. (c)	3,100	216

		1,743

Oil & Gas—0.5%
Diamond Offshore Drilling, Inc.	3,685	217

Technology—25.5%
Activision Blizzard, Inc. (a)	39,564	342
Akamai Technologies, Inc. (a)	22,590	341
Amazon.com, Inc. (a)	7,075	363
Ametek, Inc.	27,534	832
Citrix Systems, Inc. (a)	21,955	517
Cognizant Technology Solutions Corp., Class A (a)	27,510	497
Crown Castle International Corp. (a)	3,140	55
Dolby Laboratories, Inc., Class A (a)	12,250	401
Electronic Arts, Inc. (a)	10,505	169
Fiserv, Inc. (a)	10,250	373
Intersil Corp., Class A	35,615	327
Intuit, Inc. (a)	6,260	149
Juniper Networks, Inc. (a)	28,665	502
Liberty Media Corp., Ser. A (a)	24,110	421
Linear Technology Corp.	5,670	125
Marvell Technology Group Ltd. (a)	37,420	250
Maxim Integrated Products, Inc.	33,391	381
McAfee, Inc. (a)	20,715	716
Mettler Toledo International, Inc. (a)	3,490	235
Microchip Technology, Inc. (c)	19,075	373
National Semi-conductor Corp.	5,135	52
Netapp, Inc. (a)	33,755	472
Omniture, Inc. (a)	28,750	306

	Shares	Value (000s)

ON Semi-conductor Corp. (a)	64,115	$218
PMC-Sierra, Inc. (a)	85,830	417
Salesforce.com, Inc. (a)	10,650	341
SBA Communications Corp., Class A (a)	45,585	744
Scripps Networks Interactive, Inc., Class A	12,700	279
Thermo Fisher Scientific, Inc. (a)	17,645	601
Xilinx, Inc.	21,820	389

		11,188

Transportation—1.7%
Expeditors International Washington, Inc.	6,970	232
HUB Group, Inc., Class A (a)	18,690	496

		728

Utilities—1.0%
NRG Energy, Inc. (a)(c)	13,850	323
PPL Corp.	3,590	110

		433

Total Common Stock (cost—$54,843)		42,688

SHORT-TERM INVESTMENTS—7.2%
Collateral Invested for Securities on Loan (b)—6.6%
AIM STIT—Government & Agency Portfolio	1,000,000	1,000
BlackRock Liquidity Funds FedFund Portfolio	16,273	16
Cash Account Trust—Government & Agency Securities Portfolio	1,828,948	1,829

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$31	31

		2,876

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $289; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $295 including accrued interest (cost—$289)	289	289

Total Short-Term Investments (cost—$3,165)		3,165

Total Investments (cost—$58,008)—104.7%		45,853

Liabilities in excess of other assets—(4.7)%		(2,075)

Net Assets—100.0%		$43,778

52	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

RCM Mid-Cap Fund

December 31, 2008 (unaudited)

Notes to Schedule of Investments: (amounts in thousands)
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $2,750; cash collateral of $2,911 was received with which the Fund purchased short-term investments.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	53

Schedule of Investments

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—102.4%
Aerospace—0.5%
General Dynamics Corp.	337	$19

Airlines—4.5%
AMR Corp. (b)	7,000	75
Delta Air Lines, Inc. (a)(b)	9,500	109

		184

Capital Goods—0.7%
Deere & Co. (a)	410	16
Fluor Corp.	270	12

		28

Commercial Services—1.4%
Apollo Group, Inc., Class A (b)	400	31
DeVry, Inc.	480	27

		58

Consumer Discretionary—15.8%
Avon Products, Inc. (a)	3,800	91
CVS Corp. (a)	2,970	85
GameStop Corp., Class A (b)	818	18
Kroger Co. (a)	2,985	79
McDonald’s Corp. (a)	2,405	150
Nike, Inc., Class B (a)	1,300	66
Nordstrom, Inc.	900	12
Wal-Mart Stores, Inc. (a)	2,643	148

		649

Consumer Services—0.5%
Quanta Services, Inc. (b)	1,095	22

Consumer Staples—2.9%
Clorox Co.	1,367	76
Colgate-Palmolive Co.	634	43

		119

Energy—11.5%
Concho Resources, Inc. (a)(b)	1,960	45
Devon Energy Corp. (a)	1,400	92
First Solar, Inc. (a)(b)	534	74
Marathon Oil Corp.	520	14
National-Oilwell Varco, Inc. (a)(b)	996	24
Schlumberger Ltd. (a)	1,609	68
Southwestern Energy Co. (a)(b)	2,980	86
Transocean Ltd. (b)	921	44
Weatherford International Ltd. (b)	2,250	24

		471

Environmental Services—0.8%
Republic Services, Inc.	1,100	33

Exchange-Traded Funds—8.0%
iPath S&P GSCI Crude Oil Total Return Index ETN (b)	3,500	81
Oil Service HOLDRs Trust	400	30
Powershares QQQ Trust	3,605	107
SPDR Trust, Series 1	1,193	108

		326

Financial Services—7.3%
Bank of America Corp.	3,145	44
Charles Schwab Corp.	3,435	56
Goldman Sachs Group, Inc.	849	72
IntercontinentalExchange, Inc. (a)(b)	404	33
Invesco Ltd. (a)	1,880	27
JPMorgan Chase & Co.	600	19
Northern Trust Corp.	571	30
U.S. Bancorp	700	17

		298

Healthcare—13.7%
Abbott Laboratories (a)	1,138	61
Allergan, Inc.	701	28

	Shares	Value (000s)

Amgen, Inc. (a)(b)	1,100	$63
Baxter International, Inc.	93	5
Celgene Corp. (a)(b)	1,057	58
Covidien Ltd.	681	25
DaVita, Inc. (b)	440	22
Genentech, Inc. (b)	755	63
Gilead Sciences, Inc. (a)(b)	2,325	119
St. Jude Medical, Inc. (a)(b)	640	21
Teva Pharmaceutical Industries Ltd. ADR (a)	1,466	62
UnitedHealth Group, Inc.	1,300	35

		562

Index Funds—0.9%
Semiconductor HOLDRs Trust	2,100	37

Materials & Processing—2.1%
Air Products & Chemicals, Inc.	135	7
Monsanto Co. (a)	833	59
Precision Castparts Corp.	276	16
U.S. Steel Corp.	147	5

		87

Oil & Gas—2.3%
Exxon Mobil Corp. (a)	1,185	95

Technology—27.6%
Activision Blizzard, Inc. (a)(b)	3,659	32
Adobe Systems, Inc. (b)	1,700	36
Amazon.com, Inc. (a)(b)	1,057	54
American Tower Corp., Class A (a)(b)	1,431	42
Apple, Inc. (a)(b)	1,080	92
Crown Castle International Corp. (b)	1,050	19
EMC Corp. (b)	200	2
Google, Inc., Class A (a)(b)	430	132
Intel Corp. (a)	5,470	80
Itron, Inc. (b)	594	38
Juniper Networks, Inc. (b)	2,000	35
McAfee, Inc. (b)	1,100	38
MEMC Electronic Materials, Inc. (b)	1,600	23
Microsoft Corp. (a)	5,685	111
NVIDIA Corp. (b)	4,715	38
Oracle Corp. (b)	3,495	62
QUALCOMM, Inc. (a)	2,861	103
Research In Motion Ltd. (b)	900	36
Salesforce.com, Inc. (a)(b)	540	17
Texas Instruments, Inc.	2,400	37
Thermo Fisher Scientific, Inc. (a)(b)	3,000	102

		1,129

Telecommunications—1.4%
Amdocs Ltd. (b)	900	16
AT&T, Inc.	886	25
SBA Communications Corp., Class A (b)	1,079	18

		59

Transportation—0.5%
Burlington Northern Santa Fe Corp.	243	19

Total Common Stock (cost—$4,951)		4,195

SHORT TERM INVESTMENTS—10.1%
	Principal Amount (000s)
U.S. Treasury Bills—6.1%
1.01%, 1/29/09-4/2/09
(cost—$250)	$250	250

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $165; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $170 including accrued interest (cost—$165)	$165	$165

Total Short-Term Investments (cost—$415)		415

OPTIONS PURCHASED (b)—1.4%
	Contracts
Call Options—0.0%
Air Products & Chemicals (CBOE),
strike price $75, expires 1/17/09	5	—(c	)
Electronic Arts, Inc. (CBOE),
strike price $60, expires 1/16/10	3	—(c	)
Genentech, Inc. (CBOE),
strike price $120, expires 1/17/09	30	—(c	)
Intel Corp. (CBOE),
strike price $30, expires 1/17/09	42	—(c	)
Republic Services, Inc. (CBOE),
strike price $35, expires 1/17/09	44	—(c	)
Schering-Plough Corp. (CBOE),
strike price $30, expires 1/17/09	11	—(c	)
Vertex Pharmaceuticals, Inc. (CBOE),
strike price $30, expires 1/17/09	14	3

		3

Put Options—1.4%
Monsanto Co. (CBOE),
strike price $140, expires 1/17/09	8	56

Total Options Purchased (cost—$54)		59

Total Investments before options written and securities sold short (cost—$5,420)—113.9%		4,669

OPTIONS WRITTEN (b)—(11.1)%
Call Options—(7.7)%
Abbott Laboratories (CBOE),
strike price $62.50, expires 2/21/09	11	—(c	)
Activision Blizzard, Inc. (CBOE),
strike price $10, expires 2/21/09	36	(2)
strike price $15, expires 1/17/09	41	—(c	)
strike price $18.75, expires 1/17/09	20	—(c	)
Adobe Systems, Inc. (CBOE),
strike price $17.50, expires 4/18/09	17	(8)
Amazon.com, Inc. (CBOE),
strike price $35, expires 4/18/09	7	(13)
strike price $50, expires 1/17/09	3	(1)

54	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

Amdocs Ltd. (CBOE),
strike price $22.50, expires 4/18/09	9	$(1)
American Tower Corp. (CBOE),
strike price $35, expires 1/16/10	14	(6)
Amgen, Inc. (CBOE),
strike price $70, expires 1/16/10	10	(5)
AMR Corp. (CBOE),
strike price $9, expires 5/16/09	70	(23)
Apple, Inc. (CBOE),
strike price $110, expires 7/18/09	7	(4)
Avon Products, Inc. (CBOE),
strike price $20, expires 1/16/10	38	(25)
Baidu.com, Inc. (CBOE),
strike price $140, expires 3/21/09	1	(2)
Bank of America Corp. (CBOE),
strike price $20, expires 1/17/09	29	—(c )
strike price $30, expires 1/17/09	21	—(c )
Celgene Corp. (CBOE),
strike price $50, expires 7/18/09	5	(6)
strike price $70, expires 1/17/09	5	—(c )
Charles Schwab Corp. (CBOE),
strike price $20, expires 6/20/09	17	(2)
Clorox Co. (CBOE),
strike price $60, expires 7/18/09	3	(1)
strike price $65, expires 4/18/09	10	(1)
CVS Caremark Corp. (CBOE),
strike price $27.50, expires 2/21/09	10	(3)
Delta Air Lines, Inc. (CBOE),
strike price $7.50, expires 6/20/09	95	(50)
Devon Energy Corp. (CBOE),
strike price $55, expires 1/16/10	14	(30)
DeVry, Inc. (CBOE),
strike price $75, expires 5/16/09	17	(4)
First Solar, Inc. (CBOE),
strike price $110, expires 3/21/09	2	(8)
strike price $140, expires 1/17/09	2	(2)
GameStop Corp. (CBOE),
strike price $45, expires 1/17/09	19	—(c )
Gilead Sciences, Inc. (CBOE),
strike price $52.50, expires 1/17/09	8	(1)
Google, Inc. (CBOE),
strike price $350, expires 1/17/09	2	—(c )
strike price $690, expires 1/17/09	2	—(c )
Intel Corp. (CBOE),
strike price $12.50, expires 1/16/10	31	(12)
strike price $16, expires 4/18/09	14	(2)
strike price $35, expires 1/17/09	42	—(c )

	Contracts	Value (000s)

JPMorgan Chase & Co. (CBOE),
strike price $35, expires 1/17/09	6	$—(c )
Juniper Networks, Inc. (CBOE),
strike price $17.50, expires 1/17/09	20	(2)
Kroger Co. (CBOE),
strike price $27.50, expires 1/17/09	12	—(c )
strike price $27.50, expires 4/18/09	11	(2)
McAfee, Inc. (CBOE),
strike price $30, expires 3/21/09	11	(6)
McDonald’s Corp. (CBOE),
strike price $65, expires 1/17/09	12	—(c )
MEMC Electronic Materials, Inc. (CBOE),
strike price $15, expires 4/18/09	16	(4)
MEMC Electronic Materials, Inc. (CBOE),
strike price $75, expires 1/17/09	7	—(c )
Microsoft Corp. (CBOE),
strike price $20, expires 4/18/09	18	(3)
strike price $27.50, expires 1/17/09	63	—(c )
Monsanto Co. (CBOE),
strike price $170, expires 1/17/09	15	—(c )
Nike, Inc. (CBOE),
strike price $60, expires 1/16/10	12	(7)
NVIDIA Corp. (CBOE),
strike price $7.50, expires 1/16/10	62	(17)
Oil Service HLDRs Trust (CBOE),
strike price $60, expires 7/18/09	4	(8)
Oracle Corp. (CBOE),
strike price $22.50, expires 1/17/09	41	—(c )
Qualcomm, Inc. (CBOE),
strike price $42.50, expires 4/18/09	7	(1)
Republic Services, Inc. (CBOE),
strike price $40, expires 1/17/09	44	—(c )
Research In Motion Ltd. (CBOE),
strike price $50, expires 1/16/10	18	(15)
strike price $135, expires 1/17/09	14	—(c )
Schering-Plough Corp. (CBOE),
strike price $35, expires 1/17/09	11	—(c )
Semiconductor HLDRs Trust (CBOE),
strike price $20, expires 2/21/09	21	(1)
Shire Pharmaceuticals Group PLC ADR (CBOE),
strike price $60, expires 1/17/09	5	—(c )
Southwestern Energy Co. (CBOE),
strike price $32.50, expires 1/17/09	16	(1)
Texas Instruments, Inc. (CBOE),
strike price $15, expires 4/18/09	18	(3)

	Contracts	Value (000s)

Thermo Fisher Scientific, Inc. (CBOE),
strike price $25, expires 6/20/09	30	$(32)
U.S. Bancorp (CBOE),
strike price $30, expires 1/16/10	7	(2)
UnitedHealth Group, Inc. (CBOE),
strike price $29, expires 1/17/09	13	—(c )
Wal-Mart Stores, Inc. (CBOE),
strike price $65, expires 3/21/09	24	(1)

		(317)

Put Options—(3.4)%
Air Products & Chemicals (CBOE),
strike price $65, expires 1/17/09	5	(7)
Amgen, Inc. (CBOE),
strike price $45, expires 1/16/10	10	(5)
Apollo Group, Inc. (CBOE),
strike price $40, expires 1/17/09	16	—(c )
Apple, Inc. (CBOE),
strike price $70, expires 1/16/10	8	(9)
Baidu.com, Inc. (CBOE),
strike price $175, expires 1/17/09	1	(4)
Cisco Systems, Inc. (CBOE),
strike price $14, expires 4/18/09	22	(2)
Coca-Cola Bottling Co. United, Inc. (CBOE),
strike price $50, expires 1/17/09	10	(5)
DeVry, Inc. (CBOE),
strike price $45, expires 5/16/09	17	(6)
Electronic Arts, Inc. (CBOE),
strike price $45, expires 1/16/10	3	(9)
EMC Corp. (CBOE),
strike price $15, expires 1/17/09	8	(4)
GameStop Corp. (CBOE),
strike price $35, expires 1/17/09	12	(16)
Lowe’s Cos., Inc. (CBOE),
strike price $15, expires 4/18/09	34	(2)
Microsoft Corp. (CBOE),
strike price $17.50, expires 1/17/09	28	—(c )
Monsanto Co. (CBOE),
strike price $85, expires 1/17/09	15	(23)
Nordstrom, Inc. (CBOE),
strike price $25, expires 1/17/09	14	(17)
Oracle Corp. (CBOE),
strike price $17.50, expires 1/17/09	17	(1)
Republic Services, Inc. (CBOE),
strike price $30, expires 1/17/09	33	(17)
Schering-Plough Corp. (CBOE),
strike price $25, expires 1/17/09	14	(11)

12.31.08	Allianz Funds Semiannual Report	55

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

SPDR Trust Series 1 (CBOE),
strike price $76, expires 1/17/09	25	$(1)

		(139)

Total Options Written (premiums received—$610)		(456)

SECURITIES SOLD SHORT—(0.2)%
	Shares
Technology—(0.2)%
Research In Motion Ltd. (b) (proceeds—$10)	(230)	(9)

Total Investments net of options written and securities sold short (cost—$4,800)—102.6%		4,204

Other liabilities in excess of other assets—(2.6)%		(108)

Net Assets—100.0%		$4,096

Notes to Schedule of Investments
(a) All or partial amount segregated as collateral for options written and securities sold short.

(b) Non-income producing.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

56	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	57

Statements of Assets and Liabilities

December 31, 2008 (Unaudited)
Amounts in thousands, except per share amounts	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund

Assets:
Investments, at value	$396,842	$892,158	$92,569
Repurchase agreement, at value	—	—	—
Cash	—	1	1
Security lending interest receivable (net)	—	12	—
Receivable for investments sold	1,305	17,191	975
Receivable for Fund shares sold	245	1,681	271
Dividends and interest receivable (net of foreign taxes)	1,363	820	75
Contingent receivable from Letter of Credit (see Note 6)	—	9,171	—
Total Assets	399,755	921,034	93,891

Liabilities:
Payable to for investments purchased	3,752	—	2,211
Options written, at value	—	—	—
Payable for Fund shares redeemed	2,646	15,540	7
Payable for collateral for securities on loan	—	32,676	—
Investment advisory fee payable	147	328	33
Administration fees payable	126	216	20
Distribution fees payable	121	109	1
Servicing fees payable	74	69	2
Other payables	7	—	—
Total Liabilities	6,873	48,938	2,274
Net Assets	$392,882	$872,096	$91,617

Net Assets Consist of:
Paid-in-capital	$972,561	$1,328,843	$146,634
Undistributed (dividends in excess of) net investment income	830	742	46
Accumulated net realized loss	(449,498)	(271,787)	(33,056)
Net unrealized depreciation of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(131,011)	(185,702)	(22,007)
Total Net Asset	$392,882	$872,096	$91,617

Net Assets:
Class D	$25,831	$54,445	$1,115
Other Classes	367,051	817,651	90,502

Shares Issued and Outstanding:
Class D	3,930	4,676	180
Other Classes	56,998	69,276	14,559

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$6.57	$11.64	$6.18

Cost of Investments	$527,832	$1,087,031	$114,576
Cost of Repurchase Agreement	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—

58	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund

$775,330	$28,185	$17,612	$5,067	$17,575	$6,442,593	$789,479	$10,101
—	—	2,527	—	—	—	—	—
—	—	—	1	1	1	—	—
23	—	—	—	—	32	—	—
—	—	93	—	—	—	3,684	—
1,033	15	628	1	345	53,168	4,183	103
576	60	235	5	111	33,031	2,176	32
9,794	—	—	—	—	45,448	—	—
786,756	28,260	21,095	5,074	18,032	6,574,273	799,522	10,236

—	475	2,279	—	91	58,596	7,195	299
—	—	95	—	—	—	—	—
3,165	85	—	—	78	22,671	2,511	50
54,055	—	—	—	364	141,744	6,703	—
266	11	9	3	8	2,242	282	4
180	7	4	1	5	1,456	214	3
77	4	—	—	4	717	64	2
60	3	—	—	3	784	100	1
—	—	—	—	—	—	22	—
57,803	585	2,387	4	553	228,210	17,091	359
$728,953	$27,675	$18,708	$5,070	$17,479	$6,346,063	$782,431	$9,877

$1,180,159	$43,024	$28,810	$12,983	$38,633	$9,996,073	$1,292,189	$16,744
(1,149)	50	41	14	71	21,441	2,101	40
(300,216)	(6,731)	(1,404)	(6,287)	(14,120)	(830,293)	(197,216)	(2,780)
(149,841)	(8,668)	(8,739)	(1,640)	(7,105)	(2,841,158)	(314,643)	(4,127)
$728,953	$27,675	$18,708	$5,070	$17,479	$6,346,063	$782,431	$9,877

$28,718	$455	$8	$6	$2,115	$683,105	$152,931	$198
700,235	27,220	18,700	5,064	15,364	5,662,958	629,500	9,679

1,901	48	1	1	292	71,295	13,662	23
45,974	2,898	2,102	683	2,172	590,416	56,212	1,104

$15.11	$9.39	$8.92	$7.38	$7.25	$9.58	$11.19	$8.74

$934,965	$36,853	$26,354	$6,707	$24,681	$9,329,208	$1,104,122	$14,228
$—	$—	$2,527	$—	$—	$—	$—	$—
$—	$—	$98	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	59

Statements of Assets and Liabilities  (Cont.)

December 31, 2008 (Unaudited)
Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

Assets:
Investments, at value	$4,147,898	$25,644	$388,774
Investments in Affiliates, at value	175,938	—	—
Cash	—	—	—
Security lending interest receivable (net)	88	—	—
Receivable for investments sold	1,284	—	—
Receivable for Fund shares sold	32,548	2	1,269
Dividends and interest receivable (net of foreign taxes)	10,021	47	319
Contingent receivable from Letter of Credit (see Note 6)	45,897	—	1,551
Total Assets	4,413,674	25,693	391,913

Liabilities:
Payable to for investments purchased	33,159	—	—
Payable for securities sold short	—	—	—
Options written, at value	—	87	—
Payable for Fund shares redeemed	26,316	357	776
Payable for collateral for securities on loan	211,457	696	21,643
Investment advisory fee payable	1,895	13	150
Administration fees payable	971	8	118
Distribution fees payable	409	7	116
Servicing fees payable	427	5	71
Other payables	—	—	25
Total Liabilities	274,634	1,173	22,899
Net Assets	$4,139,040	$24,520	$369,014

Net Assets Consist of:
Paid-in-capital	$5,108,977	$53,231	$594,983
Undistributed (dividends in excess of) net investment income	35,502	90	(916)
Accumulated net realized loss	(240,880)	(6,262)	(149,678)
Net unrealized depreciation
Net unrealized depreciation of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(764,559)	(22,539)	(75,375)
Total Net Assets	$4,139,040	$24,520	$369,014

Net Assets:
Class D	$96,634	$126	$4,837
Other Classes	4,042,406	24,394	364,177

Shares Issued and Outstanding:
Class D	4,956	25	289
Other Classes	210,112	4,907	21,396

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class D	$19.50	$5.08	$16.75

Cost of Investments	$4,885,308	$48,198	$465,708
Cost of Investments in Affiliates	$248,873	$—	$—
Premiums Received for Options Written	$—	$102	$—
Cost of Securities Sold Short	$—	$—	$—

60	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Renaissance Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$177,030	$827,472	$291,511	$297,403	$45,853	$4,669
—	—	—	—	—	—
1	—	1	1	—	1
97	47	7	—	1	—
1,250	4,701	—	—	465	10
94	4,809	132	215	385	12
—	1,647	55	535	31	3
3,654	13,470	4,665	—	—	—
182,126	852,146	296,371	298,154	46,735	4,695

922	3,433	—	177	39	128
—	—	—	—	—	10
—	—	—	4,275	—	456
358	10,216	1,425	561	14	—
34,193	67,989	30,621	907	2,876	—
75	346	118	108	17	3
40	247	85	69	9	1
30	238	105	9	1	—
19	150	52	14	1	1
—	—	—	13	—	—
35,637	82,619	32,406	6,133	2,957	599
$146,489	$769,527	$263,965	$292,021	$43,778	$4,096

$263,964	$1,323,722	$476,604	$394,464	$85,918	$6,066
(517)	1,807	(2,286)	492	23	(11)
(76,127)	(328,494)	(137,911)	(29,824)	(30,008)	(1,363)

(40,831)	(227,508)	(72,442)	(73,111)	(12,155)	(596)
$146,489	$769,527	$263,965	$292,021	$43,778	$4,096

$32	$10,365	$465	$18,887	$452	$40
146,457	759,162	263,500	273,134	43,326	4,056

3	979	47	2,157	270	3
12,072	77,640	30,807	30,822	25,093	383

$10.89	$10.59	$9.90	$8.76	$1.67	$10.55

$221,515	$1,068,111	$367,926	$374,859	$58,008	$5,420
$—	$—	$—	$—	$—	$—
$—	$—	$—	$8,621	$—	$610
$—	$—	$—	$—	$—	$10

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	61

Statements of Operations

For the Six Months Ended December 31, 2008 (unaudited)
Amounts in thousands	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund

Investment Income:
Interest	$81	$154	$23
Dividends, net of foreign withholding taxes	10,013	7,302	644
Security lending income (net)	266	40	—
Miscellaneous income	2	8	—
Total Income	10,362	7,504	667

Expenses:
Investment advisory fees	1,267	2,648	247
Administration fees	1,085	1,708	145
Servicing fees — Class D	46	60	2
Distribution and/or servicing fees — Other Classes	1,643	1,370	20
Trustees’ fees	54	111	6
Interest expense	3	—	—
Tax expense	—	—	—
Miscellaneous expense	—	12	—
Total Expenses	4,098	5,909	420
Reimbursement from Adviser	—	(13)	—
Net Expenses	4,098	5,896	420
Net Investment Income (Loss)	6,264	1,608	247

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(282,692)	(253,620)	(26,309)
Options written	—	—	—
Payments from Affiliates (see Note 11)	297	—	—
Net change in unrealized appreciation/depreciation of:
Investments	69,938	(273,090)	(22,837)
Options written	—	—	—
Contingent receivable from Letter of Credit (see Note 6)	—	3,457	—
Net Realized and Change in Unrealized Loss	(212,457)	(523,253)	(49,146)
Net Decrease in Net Assets Resulting from Investment Operations	$(206,193)	$(521,645)	$(48,899)

62	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund

$294	$8	$425	$1	$3	$1,132	$165	$3
3,677	343	240	68	595	163,399	15,366	235
83	—	—	—	8	374	—	—
10	—	3	—	—	26	2	—
4,064	351	668	69	606	164,931	15,533	238

2,339	91	63	38	80	15,658	1,957	30
1,570	59	26	15	44	10,055	1,466	19
143	1	—	—	4	506	183	—
1,065	59	5	—	47	10,870	1,019	23
95	2	1	1	2	666	76	1
5	2	—	1	—	—	10	—
—	—	—	—	1	—	14	—
11	—	1	—	—	65	—	—
5,228	214	96	55	178	37,820	4,725	73
(14)	—	—	—	—	(58)	—	—
5,214	214	96	55	178	37,762	4,725	73
(1,150)	137	572	14	428	127,169	10,808	165

(293,281)	(6,314)	(1,250)	(3,868)	(11,962)	(829,663)	(153,411)	(2,429)
—	—	99	—	—	—	—	—
—	—	—	—	—	2	—	—

(271,867)	(8,522)	(6,116)	(2,570)	1,010	(1,685,861)	(194,206)	(1,493)
—	—	(17)	—	—	—	—	—
3,722	—	—	—	—	19,179	—	—
(561,426)	(14,836)	(7,284)	(6,438)	(10,952)	(2,496,343)	(347,617)	(3,922)
$(562,576)	$(14,699)	$(6,712)	$(6,424)	$(10,524)	$(2,369,174)	$(336,809)	$(3,757)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	63

Statements of Operations  (Cont.)

For the Six Months Ended December 31, 2008 (unaudited)
Amounts in thousands	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund

Investment Income:
Interest	$1,751	$1	$52
Dividends, net of foreign withholding taxes	75,228	345	2,443
Dividends from investments in Affiliates	2,491	—	—
Security lending income (net)	1,787	3	—
Miscellaneous income	30	—	—
Total Income	81,287	349	2,495

Expenses:
Investment advisory fees	12,469	106	1,151
Administration fees	6,399	69	899
Servicing fees — Class D	56	—	5
Distribution and/or servicing fees — Other Classes	5,895	105	1,438
Dividends on securities sold short	—	—	—
Trustees’ fees	420	3	44
Interest expense	—	2	3
Tax expense	1	1	—
Miscellaneous expense	37	—	4
Total Expenses	25,277	286	3,544
Reimbursement from Adviser	(77)	—	(2)
Net Expenses	25,200	286	3,542
Net Investment Income (Loss)	56,087	63	(1,047)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(246,858)	(2,636)	(65,132)
Investments in Affiliates	6,508	—	—
Options written	—	933	—
Securities sold short	—	—	—
Foreign currency transactions	2	—	—
Payments from Affiliates (see Note 11)	—	2	—
Net change in unrealized appreciation/depreciation of:
Investments	(1,060,727)	(12,731)	(115,356)
Investments in Affiliates	7,538	—	—
Options written	—	(103)	—
Securities sold short	—	—	—
Contingent receivable from Letter of Credit (see Note 6)	19,052	—	656
Foreign currency transactions	(4)	—	(3)
Net Realized and Change in Unrealized Loss	(1,274,489)	(14,535)	(179,835)
Net Decrease in Net Assets Resulting from Investment Operations	$(1,218,402)	$(14,472)	$(180,882)

64	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Renaissance Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Strategic Growth Fund

$8	$257	$47	$34	$6	$4
107	13,929	700	2,694	241	25
—	—	—	—	—	—
817	528	293	—	13	—
—	1	2	1	—	—
932	14,715	1,042	2,729	260	29

657	2,850	1,138	843	137	26
350	2,020	819	533	78	8
—	18	1	32	1	—
427	3,259	1,534	151	19	5
—	—	—	—	—	1
19	99	38	33	5	—
—	4	—	4	—	—
—	1	—	—	—	—
2	10	4	—	—	—
1,455	8,261	3,534	1,596	240	40
(7)	(23)	(8)	—	—	—
1,448	8,238	3,526	1,596	240	40
(516)	6,477	(2,484)	1,133	20	(11)

(54,430)	(235,823)	(133,417)	(26,004)	(13,023)	(1,142)
—	—	—	—	—	—
—	(896)	—	(3,036)	—	(90)
—	—	—	—	—	76
—	84	1	—	—	—
—	—	—	—	—	—

(42,037)	(198,214)	(152,880)	(108,399)	(14,762)	(852)
—	—	—	—	—	—
—	506	—	2,074	—	46
—	—	—	—	—	(28)
1,500	5,444	1,980	—	—	—
—	(6)	—	—	—	—
(94,967)	(428,905)	(284,316)	(135,365)	(27,785)	(1,990)
$(95,483)	$(422,428)	$(286,800)	$(134,232)	$(27,765)	$(2,001)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	65

Statements of Changes in Net Assets

Amounts in thousands	Allianz Global Investors Value Fund		CCM Capital Appreciation Fund		CCM Focused Growth Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$6,264	$16,419	$1,608	$2,365	$247	$199
Net realized gain (loss) on investments, options written and foreign currency transactions	(282,692)	(153,910)	(253,620)	53,607	(26,309)	(6,328)
Payments from Affiliates (see Note 11)	297	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	69,938	(361,858)	(269,633)	(137,847)	(22,837)	(3,388)
Net decrease resulting from investment operations	(206,193)	(499,349)	(521,645)	(81,875)	(48,899)	(9,517)

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(1,213)	(1,175)	(85)	(140)	—	—
Other Classes	(15,139)	(12,392)	(782)	(6,235)	(308)	(149)
Net realized capital gains
Class D	—	(17,632)	—	(3,579)	—	(1)
Other Classes	—	(237,849)	—	(135,636)	—	(27)
Class II — (Liquidated)	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(16,352)	(269,048)	(867)	(145,590)	(308)	(177)

Fund Share Transactions:
Net proceeds from the sale of Fund shares	23,531	140,789	175,359	547,778	14,121	108,901
Issued in reinvestment of dividends and distributions	14,242	232,772	799	119,533	228	114
Cost of shares redeemed	(197,972)	(695,828)	(289,787)	(575,963)	(8,333)	(19,656)
Class II — (Liquidated)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(160,199)	(322,267)	(113,629)	91,348	6,016	89,359
Fund Redemption Fees	1	9	17	31	1	—
Total Increase (Decrease) in Net Assets	(382,743)	(1,090,655)	(636,124)	(136,086)	(43,190)	79,665

Net Assets:
Beginning of period	775,625	1,866,280	1,508,220	1,644,306	134,807	55,142
End of period*	$392,882	$775,625	$872,096	$1,508,220	$91,617	$134,807
* Including undistributed (dividends in excess of) net investment income:	$830	$10,918	$742	$1	$46	$107

66	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund		NACM Growth Fund		NACM Income & Growth Fund		NACM Mid-Cap Growth Fund		NFJ All-Cap Value Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$(1,150)	$(2,614)	$137	$(106)	$572	$1,167	$14	$—	$428	$849
(293,281)	60,724	(6,314)	(338)	(1,151)	890	(3,868)	125	(11,962)	(1,743)
—	—	—	—	—	—	—	—	—	—
(268,145)	(65,074)	(8,522)	(1,782)	(6,133)	(2,576)	(2,570)	(2,287)	1,010	(9,453)
(562,576)	(6,964)	(14,699)	(2,226)	(6,712)	(519)	(6,424)	(2,162)	(10,524)	(10,347)

—	—	—	—	—	—	—	—	(108)	(98)
—	—	(87)	—	(801)	(1,005)	—	—	(770)	(728)

—	(4,117)	—	(31)	(1)	(1)	—	—	—	(1,500)
—	(138,698)	—	(623)	(816)	(996)	(1)	(969)	—	(9,233)
—	—	—	—	—	—	—	(1,869)	—	—
—	(142,815)	(87)	(654)	(1,618)	(2,002)	(1)	(2,838)	(878)	(11,559)

145,053	586,561	27,121	15,768	3,642	1,752	424	30,931	6,097	25,721
—	133,758	86	539	1,566	1,971	1	969	725	10,184
(274,892)	(485,554)	(9,279)	(13,436)	(791)	(117)	(6,152)	(21,045)	(11,523)	(24,373)
—	—	—	—	—	—	—	(15,764)	—	—
(129,839)	234,765	17,928	2,871	4,417	3,606	(5,727)	(4,909)	(4,701)	11,532
5	13	—	—	—		—	—	1	—
(692,410)	84,999	3,142	(9)	(3,913)	1,085	(12,152)	(9,909)	(16,102)	(10,374)

1,421,363	1,336,364	24,533	24,542	22,621	21,536	17,222	27,131	33,581	43,955
$728,953	$1,421,363	$27,675	$24,533	$18,708	$22,621	$5,070	$17,222	$17,479	$33,581
$(1,149)	$1	$50	$—	$41	$270	$14	$—	$71	$521

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	67

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$127,169	$200,045	$10,808	$18,301	$165	$226
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(829,663)	542,890	(153,411)	(39,980)	(2,429)	294
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates (see Note 11)	2	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	(2,008,986)	—	—	—	—
Net change in unrealized depreciation of investments, options written, securities sold short, contingent receivable from Letter of Credit and foreign currency transactions	(1,666,682)	—	(194,206)	(165,075)	(1,493)	(3,466)
Net decrease resulting from investment operations	(2,369,174)	(1,266,051)	(336,809)	(186,754)	(3,757)	(2,946)

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(8,299)	(10,614)	(1,641)	(2,149)	(3)	(5)
Other Classes	(104,189)	(187,906)	(7,332)	(15,973)	(129)	(221)
Net realized capital gains
Class D	(30,705)	(25,769)	—	(1,773)	(6)	(8)
Other Classes	(342,119)	(422,077)	—	(13,280)	(303)	(475)
Total Dividends and Distributions to Shareholders	(485,312)	(646,366)	(8,973)	(33,175)	(441)	(709)

Fund Share Transactions:
Net proceeds from the sale of fund shares	2,455,529	3,344,329	391,584	1,147,185	4,305	7,629
Issued in reinvestment of dividends and distributions	417,598	539,146	7,349	26,777	341	560
Cost of shares redeemed	(1,541,912)	(2,772,845)	(311,258)	(497,278)	(2,225)	(9,588)
Net increase (decrease) from Fund share transactions	1,331,215	1,110,630	87,675	676,684	2,421	(1,399)
Fund Redemption Fees	139	61	9	26	—	—
Total Increase (Decrease) in Net Assets	(1,523,132)	(801,726)	(258,098)	456,781	(1,777)	(5,054)

Net Assets:
Beginning of period	7,869,195	8,670,921	1,040,529	583,748	11,654	16,708
End of period*	$6,346,063	$7,869,195	$782,431	$1,040,529	$9,877	$11,654
* Including undistributed (dividends in excess of) net investment income:	$21,441	$6,760	$2,101	$266	$40	$7

68	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund		OCC Equity Premium Strategy		OCC Growth Fund		OCC Opportunity Fund

Six Months Ended December 31, 2008 (unaudited)	Year ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$56,087	$58,340	$63	$12	$(1,047)	$(4,028)	$(516)	$(2,242)

(246,856)	576,742	(1,703)	5,551	(65,132)	52,324	(54,430)	(12,381)
6,508	(8,211)	—	—	—	—	—	—
—	—	2	—	—	—	—	—
7,538	(13,163)	—	—	—	—	—	—
(1,041,679)	(960,659)	(12,834)	(14,031)	(114,703)	(56,738)	(40,537)	(37,080)
(1,218,402)	(346,951)	(14,472)	(8,468)	(180,882)	(8,442)	(95,483)	(51,703)

(1,638)	(70)	—	—	—	—	—	—
(66,704)	(74,516)	—	—	—	—	—	—

(6,618)	(381)	(1)	(28)	—	—	—	(7)
(396,286)	(389,406)	(224)	(3,890)	—	—	—	(32,303)
(471,246)	(464,373)	(225)	(3,918)	—	—	—	(32,310)

1,899,246	1,350,403	1,873	8,006	57,819	254,101	26,478	132,147
386,791	393,460	192	3,367	—	—	—	27,032
(757,633)	(1,423,306)	(8,889)	(23,913)	(68,051)	(262,584)	(31,447)	(89,194)
1,528,404	320,557	(6,824)	(12,540)	(10,232)	(8,483)	(4,969)	69,985
94	21	—	1	—	1	—	1
(161,150)	(490,746)	(21,521)	(24,925)	(191,114)	(16,924)	(100,452)	(14,027)

4,300,190	4,790,936	46,041	70,966	560,128	577,052	246,941	260,968
$4,139,040	$4,300,190	$24,520	$46,041	$369,014	$560,128	$146,489	$246,941

$35,502	$47,757	$90	$27	$(916)	$131	$(517)	$(1)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	69

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Renaissance Fund		OCC Target Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$6,477	$6,554	$(2,484)	$(6,901)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(236,635)	(63,099)	(133,416)	85,543
Net change in unrealized depreciation of investments, options written, securities sold short, contingent receivable from Letter of Credit and foreign currency transactions	(192,270)	(182,565)	(150,900)	(74,578)
Net increase (decrease) resulting from investment operations	(422,428)	(239,110)	(286,800)	4,064

Dividends and Distributions to Shareholders from:
Net investment income
Class D	(158)	(65)	—	—
Other Classes	(9,262)	(1,622)	—	—
Net realized capital gains
Class D	(1)	(5,750)	(66)	(103)
Other Classes	(103)	(369,451)	(43,053)	(67,687)
Total Dividends and Distributions to Shareholders	(9,524)	(376,888)	(43,119)	(67,790)

Fund Share Transactions:
Net proceeds from the sale of fund shares	65,676	212,103	23,274	121,129
Issued in reinvestment of distributions	8,119	313,158	34,027	53,574
Cost of shares redeemed	(240,772)	(706,931)	(57,758)	(186,120)
Net increase (decrease) from Fund share transactions	(166,977)	(181,670)	(457)	(11,417)
Fund Redemption Fees	1	4	3	2
Total Increase (Decrease) in Net Assets	(598,928)	(797,664)	(330,373)	(75,141)

Net Assets:
Beginning of period	1,368,455	2,166,119	594,338	669,479
End of period*	$769,527	$1,368,455	$263,965	$594,338
* Including undistributed (dividends in excess of) net investment income of:	$1,807	$4,750	$(2,286)	$198

70	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Strategic Growth Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$1,133	$2,210	$20	$(39)	$(11)	$(28)

(29,040)	23,693	(13,023)	5,277	(1,156)	(53)
(106,325)	(59,031)	(14,762)	(10,291)	(834)	(76)
(134,232)	(33,128)	(27,765)	(5,053)	(2,001)	(157)

(40)	(77)	—	—	—	—
(1,903)	(2,631)	—	—	—	—

(471)	(3,161)	(2)	(10)	—	(3)
(6,542)	(39,667)	(188)	(796)	—	(166)
(8,956)	(45,536)	(190)	(806)	—	(169)

51,508	183,174	5,098	8,035	666	2,566
8,684	43,349	184	774	—	165
(95,784)	(211,438)	(7,849)	(14,565)	(663)	(477)
(35,592)	15,085	(2,567)	(5,756)	3	2,254
7	8	—	—	—	—
(178,773)	(63,571)	(30,522)	(11,615)	(1,998)	1,928

470,794	534,365	74,300	85,915	6,094	4,166
$292,021	$470,794	$43,778	$74,300	$4,096	$6,094
$492	$1,302	$23	$3	$(11)	$—

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	71

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
Allianz Global Investors Value Fund
Class D
12/31/2008+	$9.98	$0.11	$(3.21)	$(3.10)	$(0.31)	$—
6/30/2008	18.30	0.22	(5.55)	(5.33)	(0.16)	(2.83)
6/30/2007	16.09	0.19	3.48	3.67	(0.22)	(1.24)
6/30/2006	17.23	0.17	1.19	1.36	(0.15)	(2.35)
6/30/2005	17.14	0.13	0.49	0.62	(0.07)	(0.46)
6/30/2004	12.70	0.10	4.41	4.51	(0.07)	—
CCM Capital Appreciation Fund
Class D
12/31/2008+	$17.99	$0.02	$(6.35)	$(6.33)	$(0.02)	$—
6/30/2008	20.85	0.02	(0.91)	(0.89)	(0.07)	(1.90)
6/30/2007	19.58	0.04	2.63	2.67	(0.03)	(1.37)
6/30/2006	17.83	0.04	1.73	1.77	(0.02)	—
6/30/2005	16.19	0.07	1.65	1.72	(0.08)	—
6/30/2004	13.95	(0.01)	2.25	2.24	—	—
CCM Focused Growth Fund
Class D
12/31/2008+	$9.67	$— (b)	$(3.49)	$(3.49)	$— (b)	$—
6/30/2008	10.47	(0.01)	(0.79)	(0.80)	— (b)	— (b)
7/5/2006† - 6/30/2007	9.30	(0.01)	1.36	1.35	(0.04)	(0.14)
CCM Mid-Cap Fund
Class D
12/31/2008+	$25.75	$(0.04)	$(10.60)	$(10.64)	$—	$—
6/30/2008	28.53	(0.10)	0.39	0.29	—	(3.07)
6/30/2007	27.73	(0.01)	3.68	3.67	—	(2.87)
6/30/2006	24.61	(0.01)	3.13	3.12	—	—
6/30/2005	21.38	(0.02)	3.25	3.23	—	—
6/30/2004	17.38	(0.06)	4.06	4.00	—	—
NACM Growth Fund
Class D
12/31/2008+	$14.07	$0.05	$(4.73)	$(4.68)	$— (b)	$— (b)
6/30/2008	15.18	— (b)	(0.78)	(0.78)	—	(0.33)
6/30/2007	12.88	0.02	2.62	2.64	—	(0.34)
6/30/2006	12.72	0.01	1.16	1.17	—	(1.01)
6/30/2005	11.93	0.01	1.07	1.08	—	(0.29)
6/30/2004	11.21	(0.07)	0.92	0.85	—	(0.13)
NACM Income & Growth Fund
Class D
12/31/2008+	$13.95	$0.32	$(4.77)	$(4.45)	$(0.20)	$(0.38)
6/30/2008	15.55	0.72	(1.06)	(0.34)	(0.58)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.23	0.55	0.78	(0.20)	(0.03)
NACM Mid-Cap Growth Fund
Class D
12/31/2008+	$11.87	$—	$(4.49)	$(4.49)	$—	$— (b)
7/30/2007† - 6/30/2008	12.55	(0.04)	(0.40)	(0.44)	—	(0.24)
NFJ All-Cap Value Fund
Class D
12/31/2008+	$11.44	$0.17	$(3.94)	$(3.77)	$(0.42)	$—
6/30/2008	20.06	0.33	(4.20)	(3.87)	(0.23)	(4.52)
6/30/2007	17.41	0.25	2.98	3.23	(0.18)	(0.40)
6/30/2006	15.81	0.14	2.16	2.30	(0.05)	(0.65)
6/30/2005	15.29	0.09	1.24	1.33	—	(0.83)
6/30/2004	12.38	0.02	3.33	3.35	(0.02)	(0.42)
*	Annualized
†	Commencement of operations.
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

72	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.31)	$—	(b)	$6.57	(j)	(30.92	)%(j)	$25,831	1.12	%*	2.57	%*	113%
—	(2.99)	—	(b)	9.98		(33.41)		49,117	1.11		1.49		97
—	(1.46)	—	(b)	18.30		23.20		138,150	1.10		1.10		95
—	(2.50)	—	(b)	16.09		8.13		157,173	1.11		1.01		63
—	(0.53)	—		17.23	(e)	3.57	(e)	291,412	1.11	(i)	0.78		101
—	(0.07)	—		17.14		35.58		335,765	1.11		0.64		67

$—	$(0.02)	$—	(b)	$11.64		(35.19)%		$54,445	1.11	%*	0.31	%*	75%
—	(1.97)	—	(b)	17.99		(5.44)		37,601	1.09		0.08		134
—	(1.40)	—	(b)	20.85		14.18		38,714	1.08		0.22		150
—	(0.02)	—	(b)	19.58		9.91		34,210	1.12		0.20		161
—	(0.08)	—		17.83		10.65		16,394	1.11		0.43		137
—	—	—		16.19		16.06		4,103	1.11		(0.05)		148

$—	$— (b)	$—	(b)	$6.18		(36.09)%		$1,115	1.11	%*	0.10	%*	77%
—	— (b)	—	(b)	9.67		(7.61)		1,811	1.12		(0.13)		143
—	(0.18)	—	(b)	10.47		14.16		1,225	1.11	*	(0.06	)*	106

$—	$—	$—	(b)	$15.11		(41.32)%		$28,718	1.11	%*	(0.40	)%*	75%
—	(3.07)	—	(b)	25.75		0.31		193,222	1.09		(0.38)		149
—	(2.87)	—	(b)	28.53		14.55		27,561	1.09		(0.05)		164
—	—	—	(b)	27.73	(c)	12.68	(c)	30,758	1.11		(0.04)		174
—	—	—		24.61		15.11		60,353	1.11		(0.07)		140
—	—	—		21.38		23.01		17,933	1.10		(0.29)		165

$—	$— (b)	$—	(b)	$9.39		(33.26)%		$455	1.17	%*	0.75	%*	70%
—	(0.33)	—	(b)	14.07		(5.41)		910	1.17		0.03		105
—	(0.34)	—	(b)	15.18		20.73		1,019	1.17		0.12		168
—	(1.01)	—	(b)	12.88		9.37		17	1.16	(g)	0.09		152
—	(0.29)	—		12.72		9.05		13	1.23	(d)	0.12		274
—	(0.13)	—		11.93		7.62		12	1.25		(0.55)		160

$—	$(0.58)	$—	(b)	$8.92		(29.59)%		$8	1.32	%*	5.58	%*	39%
—	(1.26)	—		13.95		2.35		11	1.31		4.79		152
—	(0.23)	—	(b)	15.55		5.08		15	1.31	*(h)	4.52	*	127

$—	$— (b)	$—		$7.38		(37.82)%		$6	1.33	%*	(0.09	)%*	79%
—	(0.24)	—		11.87		(3.62)		14	1.35	*	(0.32	)*	215

$—	$(0.42)	$—	(b)	$7.25		(32.85)%		$2,115	1.32	%*	3.67	%*	40%
—	(4.75)	—	(b)	11.44		(22.71)		3,722	1.31		2.13		47
—	(0.58)	—	(b)	20.06		18.69		9,566	1.33		1.33		122
—	(0.70)	—	(b)	17.41		14.74		2,947	1.32	(f)	0.80		55
—	(0.83)	0.02		15.81		8.74		216	1.37	(d)	0.54		150
—	(0.44)	—		15.29		27.33		74	1.40		0.16		145
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.22 and 3.52%, respectively.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(i)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $6.57 and (48.94)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	73

Financial Highlights (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Dividend Value Fund
Class D
12/31/2008+	$14.66	$0.24	$(4.49)	$(4.25)	$(0.20)	$(0.63)
6/30/2008	18.34	0.40	(2.79)	(2.39)	(0.38)	(0.91)
6/30/2007	15.38	0.39	3.21	3.60	(0.35)	(0.29)
6/30/2006	13.75	0.36	1.90	2.26	(0.41)	(0.22)
6/30/2005	12.53	0.31	1.37	1.68	(0.31)	(0.15)
6/30/2004	10.51	0.30	2.05	2.35	(0.24)	(0.09)
NFJ Large-Cap Value Fund
Class D
12/31/2008+	$16.71	$0.17	$(5.55)	$(5.38)	$(0.14)	$—
6/30/2008	20.72	0.36	(3.75)	(3.39)	(0.33)	(0.29)
6/30/2007	17.73	0.32	3.37	3.69	(0.29)	(0.41)
6/30/2006	16.04	0.31	2.08	2.39	(0.33)	(0.37)
6/30/2005	14.63	0.23	1.95	2.18	(0.19)	(0.59)
6/30/2004	12.23	0.18	2.38	2.56	(0.16)	—
NFJ Mid-Cap Value Fund
Class D
12/31/2008+	$13.43	$0.19	$(4.42)	$(4.23)	$(0.15)	$(0.31)
6/30/2008	17.46	0.30	(3.36)	(3.06)	(0.34)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.29	2.54	2.83	(0.36)	(0.01)
NFJ Small-Cap Value Fund
Class D
12/31/2008+	$29.61	$0.33	$(7.83)	$(7.50)	$(0.41)	$(2.20)
6/30/2008	35.49	0.43	(2.81)	(2.38)	(0.51)	(2.99)
6/30/2007	32.07	0.79	5.70	6.49	(0.55)	(2.52)
6/30/2006	30.76	0.62	3.65	4.27	(0.49)	(2.47)
6/30/2005	27.72	0.52	4.51	5.03	(0.39)	(1.60)
6/30/2004	21.92	0.49	5.81	6.30	(0.27)	(0.23)
OCC Equity Premium Strategy Fund
Class D
12/31/2008+	$7.65	$0.02	$(2.55)	$(2.53)	$—	$(0.04)
6/30/2008	9.47	0.03	(1.26)	(1.23)	—	(0.59)
6/30/2007	8.29	0.03	1.73	1.76	—	(0.58)
6/30/2006	7.91	0.03	0.65	0.68	— (b)	(0.30)
6/30/2005	7.58	0.07	0.35	0.42	(0.09)	—
6/30/2004	6.51	0.08	1.09	1.17	(0.10)	—
OCC Growth Fund
Class D
12/31/2008+	$24.72	$(0.01)	$(7.96)	$(7.97)	$—	$—
6/30/2008	24.94	(0.05)	(0.17)	(0.22)	—	—
6/30/2007	20.00	(0.01)	4.95	4.94	—	—
6/30/2006	18.16	(0.03)	1.87	1.84	—	—
6/30/2005	17.61	0.02	0.53	0.55	—	—
6/30/2004	14.76	(0.05)	2.90	2.85	—	—
OCC Opportunity Fund
Class D
12/31/2008+	$17.31	$(0.03)	$(6.39)	$(6.42)	$—	$—
6/30/2008	24.49	(0.06)	(3.87)	(3.93)	—	(3.25)
01/12/2007† - 06/30/2007	22.36	(0.10)	2.23	2.13	—	—
*	Annualized
†	Commencement of operations.
+	Unauditied
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.20%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.58 and 19.11%, respectively.

74	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Tax Basis Return of Capital	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reim-bursement		Ratio of Expenses to Average Net Assets without Waiver and Reim-bursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$(0.83)	$—	(b)	$9.58	(j)	(29.02	)%(j)	$683,105	1.04	%*	1.04	%*	4.12	%*	14%
—	(1.29)	—	(b)	14.66		(13.79)		376,899	1.04		1.04		2.40		49
—	(0.64)	—	(b)	18.34		23.75		698,390	1.05		1.05		2.25		29
—	(0.63)	—	(b)	15.38		16.72		78,984	1.10		1.10		2.42		26
—	(0.46)	—		13.75		13.50		11,863	1.12	(d)	1.12	(d)	2.28		30
—	(0.33)	—		12.53		22.53		546	1.20		1.20		2.48		36

$—	$(0.14)	$—	(b)	$11.19		(32.36)%		$152,931	1.11	%*	1.11	%*	2.60	%*	28%
—	(0.62)	—	(b)	16.71		(16.68)		129,506	1.10		1.10		1.89		39
—	(0.70)	—	(b)	20.72		21.08		71,678	1.11		1.11		1.64		26
—	(0.70)	—	(b)	17.73		15.22		6,128	1.17		1.17		1.79		32
—	(0.78)	0.01		16.04		15.22		49	1.18	(d)	1.18	(d)	1.50		35
—	(0.16)	—		14.63		21.02		29	1.20		1.20		1.30		99

$—	$(0.46)	$—	(b)	$8.74		(31.43)%		$198	1.27	%*	1.27	%*	3.51	%*	31%
—	(0.97)	—	(b)	13.43		(18.08)		205	1.28		1.28		1.97		70
—	(0.37)	—	(b)	17.46		19.05		152	1.26	*(h)	1.26	*(h)	2.03	*	34

$—	$(2.61)	$—	(b)	$19.50		(24.65)%		$96,634	1.22	%*	1.23	%*	2.85	%*	19%
—	(3.50)	—	(b)	29.61		(7.01)		17,879	1.22		1.22		1.34		33
—	(3.07)	—	(b)	35.49		21.24		5,368	1.22		1.22		2.38		27
—	(2.96)	—	(b)	32.07		14.51		5,182	1.25		1.25		1.95		32
—	(1.99)	—		30.76		18.53		5,343	1.26	(c)	1.26	(c)	1.81		20
—	(0.50)	—		27.72		29.04		5,016	1.26		1.26		1.95		30

$—	$(0.04)	$—		$5.08	(k)	(33.22	)%(k)	$126	1.28	%*	1.28	%*	0.66	%*	32%
—	(0.59)	—	(b)	7.65		(13.49)		341	1.28		1.28		0.38		120
—	(0.58)	—	(b)	9.47	(g)	21.84	(g)	451	1.28		1.28		0.32		135
—	(0.30)	—	(b)	8.29		8.52		951	1.30		1.30		0.39		149
—	(0.09)	—		7.91		5.58(i	)	929	1.33	(c)	1.33	(c)	0.94		24
—	(0.10)	—		7.58		18.00		754	1.36		1.36		1.11		83

$—	$—	$—	(b)	$16.75		(32.24)%		$4,837	1.17	%*	1.17	%*	(0.06	)%*	54%
—	—	—	(b)	24.72		(0.88)		3,293	1.16		1.16		(0.18)		116
—	—	—		24.94	(g)	24.76	(g)	9,104	1.16		1.16		(0.03)		79
—	—	—	(b)	20.00		10.08		431	1.17		1.17		(0.18)		115
—	—	—		18.16	(f)	3.12	(f)	406	1.16		1.16		0.09		39
—	—	—		17.61	(e)	19.31	(e)	184	1.16		1.16		(0.28)		71

$—	$—	$—	(b)	$10.89		(36.99)%		$32	1.31	%*	1.32	%*	(0.42	)%*	105%
—	(3.25)	—	(b)	17.31		(18.02)		53	1.31		1.31		(0.30)		199
—	—	—	(b)	24.49		24.84		13	1.32	*	1.32	*	(0.92	)*	148

(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.08%. If the Adviser had not made repayments, end of period net asset value and total return would have been $18.14 and 3.04%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.
(i)	Repayments by the Adviser increased the total return by 0.05%. If the Adviser had not made repayments, total return would have been 5.53%.
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $9.58 and (36.29)%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.08 and (41.01)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	75

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Renaissance Fund
Class D
12/31/2008+	$15.99	$0.11	$(5.35)	$(5.24)	$(0.16)	$— (b)
6/30/2008	22.61	0.15	(2.57)	(2.42)	(0.04)	(4.16)
6/30/2007	21.65	0.07	4.05	4.12	—	(3.16)
6/30/2006	24.37	0.06	1.45	1.51	—	(4.23)
6/30/2005	24.78	(0.01)	(0.40)	(0.41)	—	—
6/30/2004	17.24	(0.05)	7.59	7.54	—	—
OCC Target Fund
Class D
12/31/2008+	$23.02	$(0.06)	$(11.44)	$(11.50)	$—	$(1.62)
6/30/2008	24.98	(0.13)	0.55	0.42	—	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—	—
6/30/2006	17.84	(0.15)	2.02	1.87	—	—
6/30/2005	17.16	(0.12)	0.80	0.68	—	—
6/30/2004	13.34	(0.12)	3.94	3.82	—	—
RCM Large-Cap Growth Fund
Class D
12/31/2008+	$12.92	$0.02	$(3.94)	$(3.92)	$(0.02)	$(0.22)
6/30/2008	15.03	0.02	(0.90)	(0.88)	(0.03)	(1.20)
6/30/2007	13.61	0.02	2.14	2.16	—	(0.74)
6/30/2006	12.63	— (b)	0.98	0.98	— (b)	—
6/30/2005	12.08	0.02	0.54	0.56	(0.01)	—
6/30/2004	10.84	(0.01)	1.28	1.27	(0.03)	—
RCM Mid-Cap Fund
Class D
12/31/2008+	$2.70	$—	$(1.02)	$(1.02)	$—	$(0.01)
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—	(0.03)
6/30/2007	2.92	(0.01)	0.58	0.57	—	(0.58)
6/30/2006	2.61	(0.02)	0.33	0.31	—	—
6/30/2005	2.51	(0.01)	0.11	0.10	—	—
6/30/2004	2.06	(0.02)	0.47	0.45	—	—
RCM Strategic Growth Fund
Class D
12/31/2008+	$15.64	$(0.04)	$(5.05)	$(5.09)	$—	$—
6/30/2008	16.18	(0.12)	0.09	(0.03)	—	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—
#	Not Annualized.
*	Annualized
†	Commencement of operations.
+	Unauditied
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 11.25%, respectively.

76	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.16)	$—	(b)	$10.59		(32.73)%		$10,365	1.22	%*	1.22	%*	1.62%*	66%
(4.20)	—	(b)	15.99		(12.97)		19,396	1.19	(i)	1.19	(i)	0.77	82
(3.16)	—	(b)	22.61		20.32		33,563	1.23	(i)	1.23	(i)	0.33	112
(4.23)	—	(b)	21.65	(h)	6.26	(h)	46,918	1.25		1.25		0.27	85
—	—		24.37	(e)	(1.65	)(e)	117,972	1.26	(c)	1.26	(c)	(0.05)	101
—	—		24.78		43.74		392,732	1.26		1.26		(0.21)	60

$(1.62)	$—	(b)	$9.90		(49.47)%		$465	1.22	%*	1.22	%*	(0.73)%*	68%
(2.38)	—	(b)	23.02		1.32		1,398	1.21		1.21		(0.53)	122
—	—	(b)	24.98		26.74		1,064	1.21		1.21		(0.56)	114
—	—	(b)	19.71	(g)	10.48	(g)	1,131	1.22		1.22		(0.75)	134
—	—		17.84		3.96	(f)	1,078	1.21		1.21		(0.70)	103
—	—		17.16		28.64		1,393	1.21		1.21		(0.77)	96

$(0.24)	$—	(b)	$8.76		(30.30)%		$18,887	1.12	%*	1.12	%*	0.33%*	30%
(1.23)	—	(b)	12.92		(6.77)		32,447	1.11		1.11		0.16	69
(0.74)	—	(b)	15.03		16.06		42,306	1.11		1.11		0.11	54
—	—	(b)	13.61		7.77		53,819	1.12		1.12		—	74
(0.01)	—		12.63		4.65		57,095	1.19	(c)	1.19	(c)	0.16	118
(0.03)	—		12.08		11.72		70,078	1.21		1.21		(0.11)	82

$(0.01)	$—		$1.67		(37.86)%		$452	1.14	%*	1.14	%*	(0.25)%*	74%
(0.03)	—	(b)	2.70		(6.31)		927	1.13		1.13		(0.35)	107
(0.58)	—	(b)	2.91		21.86		973	1.17		1.17		(0.49)	102
—	—	(b)	2.92	(d)	11.88	(d)	1,088	1.15		1.15		(0.52)	161
—	—		2.61		3.98		851	1.23	(c)	1.23	(c)	(0.60)	147
—	—		2.51		21.84		886	1.23		1.23		(0.81)	145

$—	$—	(b)	$10.55		(32.67)%		$40	1.74	%*	1.74	%*	(0.60)%*	84%
(0.51)	—		15.64		(0.52)		73	1.81		1.81		(0.71)	107
—	—	(b)	16.18		19.32		26	1.69		1.69		(0.35)	177
—	—	(b)	13.56		9.60	#	15	1.71	*	14.65	*	(0.64)*	113
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.35 and (1.72)%, respectively.
(f)	Repayments by the Adviser increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.94%.
(g)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.71 and 10.46%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and the total return by 0.14%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.62 and 6.12%, respectively.
(i)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	77

Notes to Financial Statements

(Unaudited)

December 31, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, P and R. These financial statements pertain to the Class D Shares of twenty of the Funds offered by the Trust. Financial information for Institutional, Administrative, A, B, C, P and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at December 31, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

Valuation of Investments.   Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures established by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

Fair Value Measurement.   Effective July 1, 2008 the Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this

78	Allianz Funds Semiannual Report	12.31.08

standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: option adjusted spread pricing and estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value (amounts in thousands):

	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Focused Growth Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation inputs
Level 1–Quoted Prices	$384,731	$857,323	$88,840
Level 2–Other Significant Observable Inputs	12,111	21,776	3,729
Level 3–Significant Unobservable Inputs	0	13,059	—
Total	396,842	892,158	92,569
Roll forward of fair value measurements
Beginning balance, 6/30/08	—	19,589	—
Paydowns	—	(2,003)	—
Total realized and unrealized gain (loss)	—	(4,527)	—
Ending balance, 12/31/08	—	13,059	—

	CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation inputs
Level 1–Quoted Prices	$724,674	$27,367	$7,937
Level 2–Other Significant Observable Inputs	36,479	818	12,064
Level 3–Significant Unobservable Inputs	14,177	—	43
Total	775,330	28,185	20,044
Roll forward of fair value measurements
Beginning balance, 6/30/08	21,231	—	—
Paydowns	(2,261)	—	—
Total realized and unrealized gain (loss)	(4,793)	—	(286)
Transfers in and/or out of Level 3	—	—	329
Ending balance, 12/31/08	14,177	—	43

	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation inputs
Level 1–Quoted Prices	$4,948	$15,753	$6,079,621
Level 2–Other Significant Observable Inputs	119	1,735	282,836
Level 3–Significant Unobservable Inputs	0	87	80,136
Total	5,067	17,575	6,442,593
Roll forward of fair value measurements
Beginning balance, 6/30/08	—	407	117,850
Paydowns	—	—	(18,118)
Total realized and unrealized gain (loss)	—	(320)	(19,596)
Ending balance, 12/31/08	—	87	80,136

12.31.08	Allianz Funds Semiannual Report	79

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation inputs
Level 1–Quoted Prices	$737,108	$9,353	$3,840,236
Level 2–Other Significant Observable Inputs	52,371	748	405,285
Level 3–Significant Unobservable Inputs	—	—	78,315
Total	789,479	10,101	4,323,836
Roll forward of fair value measurements
Beginning balance, 6/30/08	—	—	115,314
Paydowns	—	—	(16,679)
Total realized and unrealized gain (loss)	—	—	(20,320)
Ending balance, 12/31/08	—	—	78,315

	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Opportunity Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation inputs
Level 1–Quoted Prices	$23,654	$341,577	$145,879
Level 2–Other Significant Observable Inputs	1,903	44,416	25,002
Level 3–Significant Unobservable Inputs	0	2,781	6,149
Total	25,557	388,774	177,030
Roll forward of fair value measurements
Beginning balance, 6/30/08	—	4,105	9,083
Paydowns	—	(668)	(1,304)
Total realized and unrealized gain (loss)	—	(656)	(1,630)
Ending balance, 12/31/08	—	2,781	6,149

	OCC Renaissance Fund	OCC Target Fund	RCM Large-Cap Growth Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation Inputs
Level 1–Quoted Prices	$714,802	$260,402	$282,238
Level 2–Other Significant Observable Inputs	90,890	22,743	10,889
Level 3–Significant Unobservable Inputs	21,780	8,366	—
Total	827,472	291,511	293,127
Roll forward of fair value measurements
Beginning balance, 6/30/08	32,185	12,315	—
Paydowns	(4,216)	(1,968)	—
Total realized and unrealized gain (loss)	(6,189)	(1,981)	—
Ending balance, 12/31/08	21,780	8,366	—

	RCM Mid-Cap Fund	RCM Strategic Growth Fund
	Investments in Securities	Investments in Securities

Valuation inputs
Level 1–Quoted Prices	$42,688	$3,692
Level 2–Other Significant Observable Inputs	3,165	512
Level 3–Significant Unobservable Inputs	—	—
Total	45,853	4,204

80	Allianz Funds Semiannual Report	12.31.08

Investment Transactions and Investment Income.   Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.   Dividends from net investment income, if any, of each Fund, except the NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Dividends and distributions from net investment income and/or short-term capital gains of the NACM Income & Growth Fund is declared and distributed monthly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carry forwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment for such items as wash sales, foreign currency transactions, net operating loss and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.   Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$9,218; NFJ Dividend Value Fund—$1,524,641; NFJ Mid-Cap Value Fund—$3,134; NFJ Small-Cap Value Fund—$197,232; OCC Equity Premium Strategy Fund—$2,481; OCC Growth Fund—$13,936; OCC Renaissance Fund—$25; RCM Large-Cap Growth Fund—$5,241; RCM Mid-Cap Fund—$1,506; and RCM Strategic Growth Fund—$31.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund

12.31.08	Allianz Funds Semiannual Report	81

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $796,327. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identify investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six months ended December 31, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P(2)	Class R(2)
Allianz Global Investors Value Fund	0.45%	0.25%	0.25%	0.40%	0.40%	N/A	0.40%
CCM Capital Appreciation Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.32%	0.40%
CCM Focused Growth Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.35%	N/A
CCM Mid-Cap Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.33%	0.40%
NACM Growth Fund	0.50%	0.25%	0.25%	0.40%	0.40%	0.35%	N/A
NACM Income & Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	0.35%	N/A
NACM Mid-Cap Growth Fund	0.65%	0.25%	N/A	0.40%	0.40%	0.35%	N/A
NFJ All-Cap Value Fund	0.65%	0.25%	0.25%	0.40%	0.40%	0.35%	N/A

82	Allianz Funds Semiannual Report	12.31.08

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P(2)	Class R(2)
NFJ Dividend Value Fund	0.45%	(3)	0.25%	0.25%	0.40%	0.40%	0.31%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
NFJ Small-Cap Value Fund	0.60%	(4)	0.25%	0.25%	0.40%	0.40%	0.32%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Opportunity Fund	0.65%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
OCC Renaissance Fund	0.60%	(5)	0.25%	0.25%	0.40%	0.40%	N/A	0.40%
OCC Target Fund	0.55%		0.25%	0.25%	0.40%	0.40%	0.34%	N/A
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	N/A	0.40%
RCM Strategic Growth Fund	1.00%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the Allianz Global Investors Value Fund, OCC Renaissance and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the Allianz Global Investors Value Fund, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the Allianz Global Investors Value Fund,, OCC Renaissance and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the Allianz Global Investors Value Fund, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(4)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(5)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.  Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

Funds	7 Days	30 Days

Allianz Global Investors Value CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Equity Premium Strategy, OCC Growth, OCC Renaissance, RCM Large-Cap Growth and RCM Mid-Cap Funds

*
NACM Global and NACM International Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus. Redemption fees will be waived in certain situations as described in the applicable prospectus.

12.31.08	Allianz Funds Semiannual Report	83

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $1,374,639 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Value Fund	$627,979	$764,298
CCM Capital Appreciation Fund	881,026	989,670
CCM Focused Growth Fund	89,739	82,540
CCM Mid-Cap Fund	763,973	804,860
NACM Growth Fund	41,287	23,704
NACM Income & Growth Fund	10,693	7,380
NACM Mid-Cap Growth Fund	7,267	12,853
NFJ All-Cap Value Fund	9,645	14,342
NFJ Dividend Value Fund	2,084,698	997,402
NFJ Large-Cap Value Fund	280,988	236,111
NFJ Mid-Cap Value Fund	4,905	2,575
NFJ Small-Cap Value Fund	1,889,566	752,026
OCC Equity Premium Strategy Fund	11,597	17,928
OCC Growth Fund	247,364	275,744
OCC Opportunity Fund	215,828	219,759
OCC Renaissance Fund	668,802	865,645
OCC Target Fund	284,512	325,887
RCM Large-Cap Growth Fund	112,409	129,730
RCM Mid-Cap Fund	35,765	37,469
RCM Strategic Growth Fund	4,153	4,070

84	Allianz Funds Semiannual Report	12.31.08

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	NACM Income & Growth Fund		OCC Equity Premium Strategy Fund		OCC Renaissance Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	317	$55	1,715	$311	789	$62
Sales	1,230	176	8,705	1,256	8,253	798
Closing Buys	(115)	(16)	(865)	(409)	(4,231)	(434)
Exercises	—	—	(575)	(32)	(25)	(2)
Expirations	(877)	(117)	(8,830)	(1,024)	(4,786)	(424)
Balance at 12/31/2008	555	$98	150	$102	—	$—

	RCM Large-Cap Growth Fund		RCM Strategic Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	41,684	$10,487	1,955	$575
Sales	30,091	9,979	2,363	925
Closing Buys	(45,699)	(11,308)	(2,255)	(716)
Exercises	—	—	(60)	(75)
Expirations	(2,942)	(537)	(541)	(99)
Balance at 12/31/2008	23,134	$8,621	1,462	$610

6.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to each Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.

7.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation
Allianz Global Investors Value Fund	$527,832	$3,133	$(134,123)	$(130,990)
CCM Capital Appreciation Fund	1,087,031	25,207	(220,080)	(194,873)
CCM Focused Growth Fund	114,576	1,690	(23,697)	(22,007)
CCM Mid-Cap Fund	934,965	30,340	(189,975)	(159,635)
NACM Growth Fund	36,853	435	(9,103)	(8,668)
NACM Income & Growth Fund	28,881	47	(8,789)	(8,742)
NACM Mid-Cap Growth Fund	6,707	143	(1,783)	(1,640)
NFJ All-Cap Value Fund	24,681	409	(7,515)	(7,106)
NFJ Dividend Value Fund	9,329,207	63,039	(2,949,653)	(2,886,614)
NFJ Large-Cap Value Fund	1,104,122	7,974	(322,617)	(314,643)
NFJ Mid-Cap Value Fund	14,228	173	(4,300)	(4,127)
NFJ Small-Cap Value Fund	5,134,181	203,019	(1,013,364)	(810,345)
OCC Equity Premium Strategy Fund	48,198	7	(22,561)	(22,554)
OCC Growth Fund	465,708	17,625	(94,559)	(76,934)
OCC Opportunity Fund	221,515	7,236	(51,721)	(44,485)
OCC Renaissance Fund	1,068,111	15,904	(256,543)	(240,639)
OCC Target Fund	367,926	16,797	(93,212)	(76,415)
RCM Large-Cap Growth Fund	374,859	10,534	(87,990)	(77,456)
RCM Mid-Cap Fund	58,008	1,097	(13,252)	(12,155)
RCM Strategic Growth Fund	5,419	170	(920)	(750)

12.31.08	Allianz Funds Semiannual Report	85

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

8.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2008: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Realized Gain
Arkansas Best Corp.	$44,192	$13,385	$11,644	$(6,735)	$38,604	$333	$2,223
Brown Shoe Co., Inc.	28,349	6,633	—	(17,071)	21,490	348	—
Callaway Golf Co.	37,521	5,596	—	(10,700)	33,549	506	—
Cooper Cos., Inc.	—	31,613	—	6,480	38,094	—	—
Ethan Allen Interiors, Inc.	34,174	6,098	—	(26,936)	23,268	710	—
Heidrick & Struggles International, Inc.	26,861	—	—	(17,973)	20,933	253	—
Royal Gold, Inc.*	53,234	834	18,362	26,225	61,714	341	4,285
Totals	$224,331	$64,159	$30,006	$(46,710)	$237,652	$2,491	$6,508

*	Not affiliated at December 31, 2008

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at December 31, 2008. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Cost	Market Value as a % of Net Assets
Arkansas Best Corp.	5.07%	$45,339	1.10%
Brown Shoe Co., Inc.	5.99	38,561	0.93
Callaway Golf Co.	5.59	44,249	1.07
Cooper Cos., Inc.	5.15	31,613	0.76
Ethan Allen Interiors, Inc.	5.64	50,204	1.21
Heidrick & Struggles International, Inc.	5.94	38,906	0.94
Royal Gold, Inc.*	5.00	35,489	0.86
		$284,361	6.87%

*	Not affiliated at December 31, 2008

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Value Fund				CCM Capital Appreciation Fund				CCM Focused Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	144	$1,193	338	$4,927	3,267	$47,778	625	$12,334	74	$618	112	$1,171
Other Classes	2,799	22,338	10,071	135,862	8,357	127,581	26,780	535,444	1,901	13,503	10,429	107,730
Issued in reinvestment of dividends and distributions
Class D	186	1,186	1,335	18,263	7	82	167	3,444	— *	— *	— *	1
Other Classes	2,074	13,056	16,009	214,509	60	717	5,588	116,089	37	228	10	113
Cost of shares redeemed
Class D	(1,323)	(11,017)	(4,301)	(59,609)	(688)	(9,287)	(558)	(11,154)	(81)	(597)	(42)	(417)
Other Classes	(22,357)	(186,955)	(47,731)	(636,219)	(20,072)	(280,500)	(27,955)	(564,809)	(1,028)	(7,736)	(1,911)	(19,239)
Net increase (decrease) resulting from Fund share transactions	(18,477)	$(160,199)	(24,279)	$(322,267)	(9,069)	$(113,629)	4,647	$91,348	903	$6,016	8,598	$89,359

86	Allianz Funds Semiannual Report	12.31.08

	CCM Mid-Cap Fund				NACM Growth Fund				NACM Income & Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	1,092	$25,259	8,857	$234,006	3	$30	43	$691	—	$—	— *	$1
Other Classes	6,649	119,794	12,882	352,555	1,970	27,091	996	15,077	390	3,642	117	1,751
Issued in reinvestment of dividends and distributions
Class D	—	—	143	3,943	— *	— *	2	30	— *	1	— *	1
Other Classes	—	—	4,708	129,815	9	86	32	509	164	1,565	132	1,970
Cost of shares redeemed
Class D	(6,696)	(123,805)	(2,461)	(61,737)	(20)	(219)	(47)	(687)	—	—	— *	(5)
Other Classes	(8,155)	(151,087)	(15,982)	(423,817)	(806)	(9,060)	(886)	(12,749)	(76)	(791)	(8)	(112)
Net increase (decrease) resulting from Fund share transactions	(7,110)	$(129,839)	8,147	$234,765	1,156	$17,928	140	$2,871	478	$4,417	241	$3,606

	NACM Mid-Cap Growth Fund				NFJ All-Cap Value Fund				NFJ Dividend Value Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	—	$—	1	$14	36	$300	40	$636	51,656	$530,631	6,548	$109,153
Other Classes	43	424	2,425	30,917	750	5,797	1,712	25,085	166,467	1,924,897	193,157	3,235,176
Issued in reinvestment of dividends and distributions
Class D	— *	— *	—	—	15	107	116	1,586	3,636	34,825	2,079	34,859
Other Classes	—	1	77	969	91	619	639	8,598	39,355	382,774	30,185	504,287
Cost of shares redeemed
Class D	— *	(4)	—	—	(84)	(734)	(308)	(4,970)	(9,700)	(108,094)	(20,997)	(357,683)
Other Classes	(805)	(6,148)	(1,299)	(21,045)	(1,314)	(10,790)	(1,436)	(19,403)	(126,601)	(1,433,818)	(146,735)	(2,415,162)
Net increase (decrease) resulting from Fund share transactions	(762)	$(5,727)	$1,204	$10,855	(506)	$(4,701)	763	$11,532	124,813	$1,331,215	64,237	$1,110,630

	NFJ Large-Cap Value Fund				NFJ Mid-Cap Value Fund				NFJ Small-Cap Value Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	8,793	$121,771	6,438	$123,794	8	$86	12	$190	4,581	$106,508	498	$15,664
Other Classes	21,333	269,814	53,259	1,023,391	433	4,220	478	7,439	73,994	1,792,739	42,505	1,334,739
Issued in reinvestment of dividends and distributions
Class D	110	1,524	184	3,484	1	9	1	12	401	7,418	14	422
Other Classes	420	5,825	1,235	23,293	38	331	36	548	20,857	379,372	12,965	393,038
Cost of shares redeemed
Class D	(2,989)	(38,339)	(2,333)	(43,500)	(1)	(14)	(7)	(100)	(630)	(13,840)	(59)	(1,896)
Other Classes	(20,059)	(272,920)	(24,721)	(453,778)	(217)	(2,211)	(611)	(9,488)	(32,153)	(743,793)	(45,623)	(1,421,410)
Net increase (decrease) resulting from Fund share transactions	7,608	$87,675	34,062	$676,684	262	$2,421	(91)	$(1,399)	67,050	$1,528,404	10,300	$320,557

12.31.08	Allianz Funds Semiannual Report	87

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	OCC Equity Premium Strategy Fund				OCC Growth Fund				OCC Opportunity Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	— *	$1	18	$168	191	$3,746	181	$4,584	9	$153	14	$343
Other Classes	321	1,872	905	7,838	2,492	54,073	9,530	249,517	1,500	26,325	6,075	131,804
Issued in reinvestment of dividends and distributions
Class D	— *	1	3	25	—	—	—	—	—	—	— *	7
Other Classes	28	191	396	3,342	—	—	—	—	—	—	1,248	27,025
Cost of shares redeemed
Class D	(20)	(140)	(24)	(224)	(35)	(695)	(413)	(10,767)	(9)	(150)	(12)	(292)
Other Classes	(1,534)	(8,749)	(2,776)	(23,689)	(3,310)	(67,356)	(10,622)	(251,817)	(2,256)	(31,297)	(4,469)	(88,902)
Net increase (decrease) resulting from Fund share transactions	(1,205)	$(6,824)	(1,478)	$(12,540)	(662)	$(10,232)	(1,324)	$(8,483)	(756)	$(4,969)	2,856	$69,985

	OCC Renaissance Fund				OCC Target Fund				RCM Large-Cap Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	22	$263	346	$7,041	10	$164	53	$1,227	108	$1,070	196	$2,716
Other Classes	5,218	65,413	11,874	205,062	1,877	23,110	5,637	119,902	4,496	50,438	12,180	180,458
Issued in reinvestment of dividends and distributions
Class D	15	155	306	5,569	6	60	4	97	59	503	214	3,179
Other Classes	813	7,964	18,508	307,589	4,256	33,967	2,536	53,477	946	8,181	2,665	40,170
Cost of shares redeemed
Class D	(271)	(3,448)	(923)	(17,480)	(30)	(411)	(39)	(929)	(522)	(5,468)	(716)	(10,064)
Other Classes	(20,262)	(237,324)	(39,469)	(689,451)	(4,427)	(57,347)	(9,013)	(185,191)	(8,036)	(90,316)	(13,766)	(201,374)
Net increase (decrease) resulting from Fund share transactions	(14,465)	$(166,977)	(9,358)	$(181,670)	1,692	$(457)	(822)	$(11,417)	(2,949)	$(35,592)	773	$15,085

	RCM Mid-Cap Fund				RCM Strategic Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class D	18	$43	38	$113	—	$—	4	$60
Other Classes	2,540	5,055	2,712	7,922	55	666	150	2,506
Issued in reinvestment of dividends and distributions
Class D	— *	— *	2	4	—	—	— *	3
Other Classes	113	183	256	770	—	—	9	162
Cost of shares redeemed
Class D	(91)	(227)	(31)	(87)	(2)	(10)	(1)	(9)
Other Classes	(3,886)	(7,621)	(5,036)	(14,478)	(56)	(653)	(30)	(468)
Net increase (decrease) resulting from Fund share transactions	(1,306)	$(2,567)	(2,059)	$(5,756)	(3)	$3	132	$2,254

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	Commencement of operations.
††	Fiscal year end changed from March 31 to June 30.

88	Allianz Funds Semiannual Report	12.31.08

10.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

11.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2008 the applicable Sub-Adviser reimbursed Allianz Global Investors Value Fund $296,671 ($0.005 per share), OCC Equity Premium Strategy Fund $1,675 (less than $.005 per shares) and NFJ Dividend Value Fund $2,000 (less than $.005 per share) for realized losses resulting from trading errors.

12.	SUBSEQUENT EVENT

Effective January 16, 2009, the Allianz Global Investors Value Fund was reorganized into the NFJ Large Cap Value Fund. The NFJ Large Cap Value Fund acquired substantially all of the assets and liabilities of the Allianz Global Investors Value Fund.

The OCC Equity Premium Strategy Fund is expected to liquidate on March 13, 2009.

12.31.08	Allianz Funds Semiannual Report	89

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2008

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), Oppenheimer Capital LLC (“OCC”), and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed upon for certain Funds (see below). The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

90	Allianz Funds Semiannual Report	12.31.08

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Advised by CCM (CCM Funds). The Trustees reviewed information showing performance of the CCM Capital Appreciation, Focused Growth and Mid-Cap Funds. The comparative information showed that for the CCM Capital Appreciation and Focused Growth Funds, performance was below median (in the third quartile) for the one-year period but above median for the performance universes for the three- and five-year periods. For the CCM Mid-Cap Fund, performance was above median for its performance universe for all periods.

Funds Sub-Advised by NACM (NACM Funds). The Trustees reviewed information showing performance of the NACM Growth, Income & Growth and Mid-Cap Growth Funds. For the NACM Growth Fund, the comparative information showed performance was above median for the one- and three-year periods but was below median (in the third quartile) for the five-year period. Only one year of performance information was presented for the NACM Income & Growth Fund because of its short existence and the performance was above median for the one-year period. Only one- and three-year periods of performance information were presented for the NACM Mid-Cap Growth Fund because of its short existence and performance was above median for its performance universe for both periods.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed information showing performance of the NFJ All-Cap Value, Dividend Value, Large-Cap Value, Mid-Cap Value and Small-Cap Value Funds and the Allianz Global Investors Value Fund (formerly OCC Value Fund). For the NFJ All-Cap Value Fund, the comparative information showed that performance was below median (in the third quartile) for all performance periods. For the NFJ Dividend Value, Large-Cap Value and Small-Cap Value Funds, performance was above median for all periods. Only one year of performance information was presented for the NFJ Mid-Cap Value Fund because of its short existence and performance was below median (in the third quartile) for the one-year period. For the Allianz Global Investors Value Fund, performance was below median (in the fourth quartile) for all periods. The Trustees took into account that this Fund changed its sub-adviser to NFJ (and subsequently merged into the NFJ Large-Cap Value Fund).

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed information showing performance of the OCC Equity Premium Strategy, Growth, Opportunity, Renaissance and Target Funds. The comparative information showed that for the OCC Growth, Renaissance and Target Funds, performance was above median for all periods. For the OCC Equity Premium Strategy and Opportunity Funds performance was below median (in the third quartile) for the one-year period and above median for the three- and five-year periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the RCM Large-Cap Growth, Mid-Cap and Strategic Growth Funds. The comparative information showed that for the RCM Large-Cap Growth Fund, performance was below median (in the third quartile) for its performance universe for all periods. For the RCM Mid-Cap Fund, performance was below median (in the third quartile) for the one- and five-year periods but above median for the three-year period. Only one year of performance information was presented for the RCM Strategic Growth Fund because of its short existence and performance was above median for the one-year period.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees

12.31.08	Allianz Funds Semiannual Report	91

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Funds’ prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees also considered the Adviser’s agreement that the Funds will share in future cost savings expected to result from new transfer agency arrangements established for the Funds in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees

CCM Funds. For all CCM Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups).

NACM Funds. For the NACM Growth Fund, advisory fees and the total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the NACM Income & Growth and Mid-Cap Growth Funds, advisory fees were above median (in the third quartile) for the expense groups. For the NACM Income & Growth Fund, total expense ratios were above median (in the fourth quartile) for all expense groups. For the NACM Mid-Cap Growth Fund, total expense ratios were above median (in the third quartile for the retail expense group and in the fourth quartile for the institutional expense group) for all expense groups.

NFJ Funds. For all NFJ Funds, except the NFJ All-Cap Value Fund, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the NFJ All-Cap Value Fund, the advisory fees were below median and the total expense ratios were below median for the retail expense group but above median (in the third quartile) for the institutional expense group. For the Allianz Global Investors Value Fund, the advisory fees and total expense ratios were below median for all expense groups.

OCC Funds. For the OCC Growth, Opportunity and Target Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the OCC Equity Premium Strategy Fund, advisory fees were above median (in the third quartile) and total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group. For the OCC Renaissance Fund, advisory fees were below median and the total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group.

RCM Funds. For the RCM Large-Cap Growth and Mid-Cap Funds advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the RCM Strategic Growth Fund, advisory fees and total expense ratios were above median (in the fourth quartile) for all expense groups.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that the advisory fees of the OCC Renaissance Fund continue to be reduced by five basis points for the one-year period ending December 31, 2009. The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2008. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into

92	Allianz Funds Semiannual Report	12.31.08

account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider additional breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.08	Allianz Funds Semiannual Report	93

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group LLC,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

Assets under management as of 9/30/08. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2008. For information about any product, contact your financial advisor.

AZ032SA_24432

Allianz Funds Semiannual Report

DECEMBER 31, 2008

RCM Funds

Share Classes

Institutional
Administrative

Class P

DOMESTIC STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz RCM Mid-Cap Fund

Allianz RCM Small-Cap Growth Fund

INTERNATIONAL STOCK FUND

Allianz RCM International Growth Equity Fund

SECTOR STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

GLOBAL STOCK FUND

Allianz RCM Global Small-Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		14
Schedule of Investments		16
Statements of Assets and Liabilities		30
Statements of Operations		32
Statements of Changes in Net Assets		34
Financial Highlights		38
Notes to Financial Statements		44
Board Approval of Investment Advisory and Portfolio Management Agreements		53

FUND	Fund Summary	Schedule of Investments

Allianz RCM Global Resources Fund	6	16
Allianz RCM Global Small-Cap Fund	7	17
Allianz RCM International Growth Equity Fund	8	19
Allianz RCM Large-Cap Growth Fund	9	20
Allianz RCM Mid-Cap Fund	10	21
Allianz RCM Small-Cap Growth Fund	11	23
Allianz RCM Strategic Growth Fund	12	24
Allianz RCM Technology Fund	13	27

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended December 31, 2008.

Tight credit conditions, global economic slowing and the high-profile failures of leading financial institutions caused stock prices to fall drastically during the period. No sector or market segment was spared in a stock market decline that ranks among the worst on record. During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy and financials sectors were especially hard hit.

The Standard & Poor’s 500 Index of U.S. stocks returned -28.48% for the period. Value stocks fared better than growth stocks. Large and mid-cap growth stocks underperformed small-caps. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned -32.31%. Its counterpart, the Russell 1000 Value Index, posted a -26.93% return. To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-498-5413. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

Semiannual Report	December 31, 2008	3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (Institutional, Administrative) is one of the Fund’s oldest share classes. The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the date following the fund name: RCM International Growth Equity (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02), and RCM Technology (3/05). Class P shares were launched on July 7, 2008. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Fund’s Sub-Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-800-498-5413, on the Allianz Global Investors Distributors website at www.allianzinvestors. com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-498-5413. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which is from 7/1/08 to 12/31/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas New York, NY 10105, www.allianzinvestors.com, 1-800-498-5413.

Semiannual Report	December 31, 2008	5

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and materials performed very poorly during the reporting period, as a result of the worsening global recession and credit crisis. Investor concerns over declining demand pressured commodity prices across the board.

•

During the period, the strongest contributors to relative performance vs. the benchmark were an underweighted position in materials, in particular the metals and mining stocks, and an overweighted position in energy. The best performing stocks on a relative basis included Sunoco, Southwestern Energy, and Burlington Northern.

•	The Fund’s performance within the energy sector was detracted from by an overweighted position in the oil services sector and an underweighted position in major integrated oil and gas companies.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Institutional Class	–59.00%	–54.10%	—	—	7.57%
Allianz RCM Global Resources Fund Class P	–59.03%	–54.15%	—	—	7.46%
MSCI World Index	–33.71%	–40.71%	–0.51%	–0.64%	–1.32%
World Energy & Materials Composite	–47.24%	–42.71%	7.24%	—	6.81%
Lipper Natural Resources Fund Average	–54.73%	–50.58%	7.57%	12.22%	7.24%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratio is 1.07% for Institutional shares and 1.17% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	73.5%
United Kingdom	9.8%
France	4.6%
Switzerland	3.7%
Australia	2.4%
Denmark	1.9%
Brazil	1.6%
Canada	0.8%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$410.00	$657.30	$1,019.71	$1,018.57
Expenses Paid During Period	$3.83	$4.70	$5.48	$5.73

Expenses are equal to the ratio (1.08% for Institutional Class, 1.17% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

6	Allianz Funds

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index.

•

Global small-cap equities continued their precipitous decline during the second half of 2008. The U.S. led financial crisis, which crippled small-cap markets worldwide during the year, led all geographic regions and all ten economic sectors to report negative returns during the period.

•	Volatility hit new highs throughout the quarter and liquidity, particularly in the emerging world. Small caps, which have lighter liquidity by nature, were particularly affected.

•	The Fund’s performance relative to its benchmark was mainly due to stock selection, particularly within the consumer discretionary sector.

•

In consumer discretionary, Russian automaker, Sollers was the largest detractor from Fund’s performance. Despite Russia surpassing Germany as the largest European auto market in 2008, shares fell sharply in tandem with a broader retracement in Russian small caps.

•

In contrast, an overweighted position in health care contributed positively to Fund performance. HMS Holdings, which delivers cost containment solutions to state medical programs, was a top contributor. Meanwhile, the benefit on Medicaid spending from rising unemployment helped HMS to report a strong third quarter and raised its outlook for 2009.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Institutional Class	–44.41%	–53.05%	–2.65%	4.14%	6.97%
Allianz RCM Global Small-Cap Fund Class P	–44.42%	–53.08%	–2.74%	4.04%	6.87%
MSCI World Small-Cap Index	–36.14%	–41.88%	–0.25%	5.10%	3.67%
Lipper Global Small/Mid-Cap Growth Fund Average	–37.91%	–45.12%	–0.72%	3.77%	3.89%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.37% for Institutional shares and 1.46% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	55.0%
Japan	11.7%
Switzerland	9.8%
United Kingdom	8.3%
Bermuda	2.2%
Netherlands	1.9%
Austria	1.8%
Germany	1.8%
Other	6.5%
Cash & Equivalents — net	1.0%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$555.90	$715.10	$1,018.30	$1,016.92
Expenses Paid During Period	$5.32	$6.28	$6.90	$7.38

Expenses are equal to the ratio (1.36% for Institutional Class, 1.51% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	7

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund performed well during the second half of 2008 relative to its peer group, the Lipper International Large-Cap Growth Funds. Among the Lipper peer group, the Fund was in the second quartile in the second half of 2008.

•

The Fund’s performance was attributable to favorable sector allocation while stock selection detracted. Overweightings in health care (pharmaceuticals in particular), consumer staples (food beverage & tobacco) and telecommunication all contributed to Fund performance.

•	The top active contributors to performance were Japanese stocks East Japan Railway and NTT Data Corp, one of Japan’s top information technology providers.

•

Relatively weak performance in the energy and materials sectors detracted from Fund returns. Among top detractors from performance were mining stocks Xstrata and Rio Tinto, as well as energy holding Petrobras Petroleo Brasil, all of which struggled with the global slowdown pushing commodity prices lower.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Institutional Class	–34.86%	–41.71%	1.41%	–1.22%	3.60%
Allianz RCM International Growth Equity Fund Administrative Class	–34.97%	–41.89%	1.16%	–1.55%	3.28%
MSCI EAFE Index	–36.41%	–43.38%	1.66%	0.80%	3.00%
MSCI EAFE Growth Index	–37.62%	–42.70%	1.43%	–1.30%	1.33%
Lipper International Large-Cap Growth Fund Average	–38.53%	–44.78%	0.79%	0.75%	3.69%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 0.96% for Institutional shares and 1.22% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	23.3%
United Kingdom	16.2%
France	11.9%
Switzerland	11.7%
Netherlands	7.8%
Germany	6.7%
Italy	3.2%
Spain	3.0%
Other	15.0%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$651.40	$650.30	$1,020.26	$1,018.80
Expenses Paid During Period	$4.03	$5.01	$4.93	$6.12

For each class of the Fund, expenses are equal to the expense ratio for the class (0.97% for Institutional Class, 1.22% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

8	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $5 billion.

•	Health care, financials and consumer discretionary holdings were top contributors to relative performance, while technology and industrials detracted from Fund performance during the period.

•

Investing in consumer discretionary stocks that were hurt the least during the economic downturn contributed to the Fund’s returns. McDonald’s and Wal-Mart Stores were top relative performers, benefiting as consumers tightened belts and “traded-down”.

•

Investors flocked to consumer staples companies, the best performing sector during the period and a traditional safe haven. Colgate-Palmolive benefited from the trend and was a top relative performer during the six-month period.

•	Within technology, exposure to Research In Motion was a top detractor as concerns over the success of its new product launches weighed on the stock.

•	Energy holdings XTO Energy, Transocean, and Weatherford International were also top detractors from performance during the period.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Institutional Class	–30.12%	–38.35%	–2.36%	–1.71%	4.00%
Allianz RCM Large-Cap Growth Fund Administrative Class	–30.22%	–38.51%	–2.60%	–1.94%	3.75%
Allianz RCM Large-Cap Growth Fund Class P	–30.13%	–38.39%	–2.45%	–1.81%	3.90%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	1.31%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	3.39%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	1.56%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.71% for Institutional shares, 0.96% for Administrative shares and 0.81% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	24.6%
Healthcare	20.2%
Consumer Discretionary	12.6%
Financial Services	10.3%
Telecommunications	6.2%
Consumer Staples	5.9%
Energy	5.3%
Oil & Gas	4.0%
Material & Processing	3.7%
Other	5.3%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$697.80	$696.20	$786.50	$1,021.52	$1,020.26	$1,020.27
Expenses Paid During Period	$3.07	$4.14	$3.55	$3.66	$4.93	$4.02

For each class of the Fund, expenses are equal to the expense ratio for the class (0.72% for Institutional Class, 0.97% for Administrative Class, 0.82% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	9

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Mid-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of medium-sized companies.

•	Consumer staples, financials and energy holdings were top contributors to relative performance, while telecommunications and materials held back returns during the period.

•

Four out of the top five contributors to performance during the period were consumer staples holdings. Shares of Longs Drugs, Hansen Natural, Molson Coors Brewing, and Kroger benefited from investors’ risk aversion and flight to the high-quality names in a traditional defensive sector.

•

Conversely, four of the top five detractors came from companies sensitive to energy prices. Hurt by a global slowdown, the dramatic declines in energy prices sent shares of Weatherford International, Foster Wheeler, National Oilwell Varco, and Newfield Exploration sharply lower.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Institutional Class	–37.80%	–41.74%	–2.07%	0.43%	12.65%
Allianz RCM Mid-Cap Fund Administrative Class	–38.03%	–42.05%	–2.39%	0.11%	12.34%
Russell Midcap Index	–36.67%	–41.46%	–0.71%	3.18%	12.11%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	9.52%

†The Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 0.73% for Institutional shares and 0.98% for Administrative shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	25.5%
Healthcare	14.4%
Consumer Discretionary	8.9%
Financial Services	8.3%
Energy	8.1%
Consumer Staples	8.0%
Consumer Services	7.7%
Materials & Processing	4.0%
Other	12.6%
Cash & Equivalents — net	2.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Administrative Class	Institutional Class	Administrative Class
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$619.70	$623.70	$1,021.42	$1,020.13
Expenses Paid During Period	$3.01	$4.06	$3.76	$5.05

For each class of the Fund, expenses are equal to the expense ratio for the class (0.74% for Institutional Class, 1.00% for Administrative Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Small-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Small-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in U.S. companies with smaller market capitalizations (with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P Small-Cap 600 Index and the Russell 2000 Index).

•

U.S. small-cap growth stocks traded sharply lower during the second half of 2008, as investors recognized the harsh reality that global markets were in the grips of a severe recession. Retail sales dropped in October, marking the fourth contraction in a row and the largest decline in 23 years. Meanwhile business spending collapsed and earnings expectations fell at an unprecedented pace. News flow was punctuated during the quarter, when the National Bureau of Economics declared that the U.S. recession began almost a year earlier, in December of 2007.

•	All ten economic sectors contracted during the past six months with energy leading the declines, down -66% within the Index.

•

Given the sharp decline in domestic small caps, a relatively conservative stance within the Fund contributed to returns. Stock selection in industrials and telecom also contributed, while selection in technology and consumer staples detracted from performance.

•

Centennial Communications, which offers customized wireless voice and data plans to 1.1 million customers across the central U.S., Puerto Rico, and the U.S. Virgin Islands, was the leading contributor to Fund returns. Centennial not only benefits from strong subscriber growth but also gains additional revenue every time it upgrades an existing customer to a higher priced data plan. Likely due to its high quality cash flow and strong growth trajectory, AT&T acquired the company in November.

•	Central European Distributors, Poland’s largest alcohol distributor and a top contributor earlier in the year, experienced a sharp correction.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/05)
Allianz RCM Small-Cap Growth Fund Institutional Class	–31.24%	–40.63%	—	—	–10.30%
Allianz RCM Small-Cap Growth Fund Class P	–31.31%	–40.72%	—	—	–10.40%
Russell 2000 Growth Index	–32.51%	–38.54%	–2.35%	–0.76%	–9.53%
Lipper Small-Cap Growth Fund Average	–34.29%	–42.10%	–3.80%	1.01%	–11.49%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.12% for Institutional shares and 1.22% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	18.1%
Technology	17.7%
Financial Services	12.5%
Consumer Discretionary	11.3%
Consumer Services	9.2%
Energy	5.3%
Capital Goods	5.0%
Commercial Services	4.2%
Other	14.4%
Cash & Equivalents — net	2.3%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Institutional Class	Class P	Institutional Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$687.60	$735.70	$1,019.46	$1,018.23
Expenses Paid During Period	$4.85	$5.22	$5.80	$6.07

Expenses are equal to the ratio (1.14% for Institutional Class, 1.24% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	11

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Strategic Growth Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instrument of companies of all market capitalizations.

•

2008 was the worst year for U.S. equities since the Great Depression, with the Russell 3000 Growth Index experiencing its largest annual decline on record and large losses in the second half of the year.

•

Defensive portfolio positioning, as well as stock selection within the energy and financials sectors contributed to the Fund’s returns. Conversely, selection within technology and industrials detracted from performance.

•

Three defensive positions, Longs Drug Stores, Barr Pharmaceuticals, and McDonalds, contributed to Fund performance, as shell-shocked investors sought safety in traditional safe havens more resilient to economic downturns.

•	Conversely, exposure to BlackBerry maker Research In Motion, managed health care company Coventry Health Care, and waste management company Republic Services, detracted from Fund performance.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Institutional Class	–32.55%	–39.73%	—	—	–10.78%
Allianz RCM Strategic Growth Fund Administrative Class	–32.61%	–39.89%	—	—	–10.99%
Allianz RCM Strategic Growth Fund Class P	–32.55%	–39.76%	—	—	–10.85%
Russell 1000 Growth Index	–32.32%	–38.44%	–3.33%	–4.01%	–11.29%
Lipper Multi-Cap Growth Fund Average	–34.90%	–41.90%	–2.65%	–1.30%	–12.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.38% for Institutional shares, 1.63% for Administrative shares and 1.48% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	27.6%
Consumer Discretionary	15.8%
Healthcare	13.7%
Energy	11.5%
Exchange-Traded Funds	8.0%
Financial Services	7.3%
Airlines	4.5%
Consumer Staples	2.9%
Other	9.9%
Cash & Equivalents — net (including options written & securities sold short)	-1.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$674.50	$673.90	$695.20	$1,018.10	$1,016.86	$1,017.61
Expenses Paid During Period	$5.64	$6.69	$5.90	$6.69	$7.93	$7.18

Expenses are equal to the expense ratio for the class (1.34% for Institutional Class, 1.59% Administrative Class, 1.44% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

Although many of the Fund’s holdings rebounded during the latter part of the period, the Fund’s performance did suffer in stocks such as Amazon, Activision, Baidu, and many of the Fund’s solar holdings.

•	During the period, the Fund had gains or small losses in such stocks as McAfee, Netease, and Shanda.

•

As we became more cautious during the second half of the year due to concerns regarding the financial markets, a few precautions were beneficial to the Fund. These included the Fund’s higher-than-normal cash level and positive returns from the hedging of risk by writing options against the Fund’s positions.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Institutional Class	–37.28%	–47.69%	–1.84%	3.06%	10.14%
Allianz RCM Technology Fund Administrative Class	–37.38%	–47.84%	–2.08%	2.80%	9.86%
Allianz RCM Technology Fund Class P	–37.31%	–47.75%	–1.94%	2.96%	10.03%
NASDAQ Composite Index	–31.22%	–40.54%	–4.67%	–3.24%	3.19%
S&P North American Technology Sector Index	–35.49%	–43.33%	–5.38%	–5.24%	3.85%
Lipper Science & Technology Fund Average	–38.63%	–47.83%	–5.87%	–3.56%	3.36%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the S&P North American Technology Sector Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.25% for Institutional shares, 1.50% for Administrative shares and 1.36% for Class P shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	75.9%
Telecommunications	5.0%
Consumer Services	5.0%
Aerospace	3.3%
Healthcare	3.1%
Consumer Discretionary	2.7%
Capital Goods	1.8%
Chemicals	1.7%
Other	6.8%
Cash & Equivalents — net (including options written & securities sold short)	-5.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Institutional Class	Administrative Class	Class P	Institutional Class	Administrative Class	Class P
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$627.20	$626.20	$638.00	$1,018.40	$1,017.16	$1,017.90
Expenses Paid During Period	$5.29	$6.31	$5.52	$6.46	$7.70	$6.95

For each class of the Fund, expenses are equal to the expense ratio for the class (1.29% for Institutional Class, 1.54% for Administrative Class, 1.39% for Class P), multiplied by the average account value over the period, multiplied by 184/365 (for Institutional Class and Administrative Class) and multiply by 177/365 for Class P (to reflect the one-half year period).

Semiannual Report	December 31, 2008	13

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

14	Allianz Funds

Benchmark Descriptions (Cont.)

Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

Semiannual Report	December 31, 2008	15

Schedule of Investments

RCM Global Resources Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.3%
Australia—2.4%
BHP Billiton Ltd.	24,200	$514

Brazil—1.6%
Petroleo Brasileiro S.A. ADR	14,135	346

Canada—0.8%
Suncor Energy, Inc.	9,187	176

Denmark—1.9%
Vestas Wind Systems A/S (b)	7,000	412

France—4.6%
Total S.A. ADR	17,840	987

Switzerland—3.7%
Transocean Ltd. (b)	16,840	796

United Kingdom—9.8%
BG Group PLC	18,710	259
BP PLC ADR	19,740	922
Royal Dutch Shell PLC ADR	17,845	945

		2,126

United States—73.5%
Anadarko Petroleum Corp.	14,940	576
Arch Coal, Inc.	26,355	429
Arena Resources, Inc. (b)	21,000	590
Burlington Northern Santa Fe Corp.	5,035	381
Carrizo Oil & Gas, Inc. (b)	13,495	217
Chevron Corp.	6,410	474
Concho Resources, Inc. (b)	13,945	318
Consol Energy, Inc.	7,740	221
Devon Energy Corp.	11,780	774
Diamond Offshore Drilling, Inc.	9,180	541
Ecolab, Inc.	16,950	596
EOG Resources, Inc.	8,005	533
Exxon Mobil Corp.	16,630	1,327
Goodrich Petroleum Corp. (b)	20,055	601
Marathon Oil Corp.	33,890	927
Monsanto Co.	5,165	363
National-Oilwell Varco, Inc. (b)	8,500	208
Newfield Exploration Co. (b)	11,675	231
Noble Energy, Inc.	10,545	519
Nucor Corp.	5,645	261
Peabody Energy Corp.	14,760	336
PetroHawk Energy Corp. (b)	33,595	525
Schlumberger Ltd.	18,955	802
Smith International, Inc.	9,340	214
Southwestern Energy Co. (b)	46,245	1,340
Sunoco, Inc.	12,950	563
U.S. Steel Corp.	8,840	329
Valero Energy Corp.	31,105	673
Weatherford International Ltd. (b)	38,330	415
XTO Energy, Inc.	17,205	607

		15,891

Total Common Stock (cost—$29,507)		21,248

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $583; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $599 including accrued interest (cost—$583)	$583	$583

Total Investments (cost—$30,090) (a)—101.0%		21,831

Liabilities in excess of other assets—(1.0)%		(214)

Net Assets—100.0%		$21,617

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $1,185, representing 5.48% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

16	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.0%
Austria—1.8%
Andritz AG	17,192	$454
Flughafen Wien AG	9,525	429
Intercell AG (b)	15,755	496

		1,379

Bermuda—2.2%
Argo Group International Holdings Ltd. (b)	23,902	811
Hiscox Ltd.	40,575	202
Lazard Ltd., Class A	21,013	625
Peace Mark Holdings Ltd. (e)	932,000	—(f)

		1,638

Brazil—0.9%
Gafisa S.A.	95,480	429
Klabin Segall S.A.	232,740	235

		664

British Virgin Islands—0.6%
UTI Worldwide, Inc.	29,670	425

China—0.7%
China Dongxiang Group Co.	2,016,000	493

Germany—1.8%
Nordex AG (b)	34,359	500
Rhoen Klinikum AG	30,345	733
Software AG	2,470	141

		1,374

Greece—1.0%
Hellenic Exchanges S.A. Holding	48,251	377
JUMBO S.A.	70,334	411

		788

Ireland—1.2%
Icon PLC ADR (b)	45,578	897

Italy—1.0%
Ansaldo STS SpA	53,855	763

Japan—11.7%
Capcom Co., Ltd.	19,240	435
Daihatsu Diesel Manufacturing Co., Ltd.	131,000	846
Daiseki Co., Ltd.	32,000	605
Ferrotec Corp.	30,200	381
JFE Shoji Holdings, Inc.	126,000	390
Jupiter Telecommunications Co., Ltd.	974	1,014
Mitsui Sugar Co., Ltd.	154,900	593
Moshi Moshi Hotline, Inc.	19,600	528
Musashino Bank Ltd.	21,500	840
Nichi-iko Pharmaceutical Co., Ltd.	20,660	639
Nipro Corp.	42,300	744
NPC, Inc.	13,500	688
Ulvac, Inc.	36,550	562
Unicharm Petcare Corp.	16,900	629

		8,894

Netherlands—1.9%
Aalberts Industries NV	67,870	482
Nutreco Holding NV	19,235	632
Sligro Food Group NV	15,820	330

		1,444

Russia—0.6%
Severstal-Avto	34,020	221
Veropharm (b)	21,550	210

		431

Singapore—0.0%
Tat Hong Holdings Ltd. (b)	68,200	2

	Shares	Value (000s)

Spain—0.5%
Viscofan S.A.	21,255	$423

Switzerland—9.8%
Aryzta AG (b)(e)	25,905	835
Bank Sarasin & Cie AG	29,915	893
Banque Cantonale Vaudoise	2,264	682
BKW FMB Energie AG	9,196	888
Romande Energie Holding S.A.	604	1,134
Schulthess Group	19,386	769
St. Galler Kantonalbank	2,492	906
Temenos Group AG (b)	50,375	680
Winterthur Technologie AG	20,121	642

		7,429

United Kingdom—8.3%
BBA Aviation PLC	314,325	314
Beazley Group PLC	110,040	218
Carillion PLC	179,385	647
Chemring Group PLC	19,110	540
Dana Petroleum PLC (b)	52,845	760
Intermediate Capital Group PLC	30,445	285
JKX Oil & Gas PLC	141,685	380
Kier Group PLC	35,000	457
Moneysupermarket.com Group PLC	770,001	592
Persimmon PLC	164,860	551
QinetiQ PLC	232,430	536
Restaurant Group PLC	448,640	691
Wellstream Holdings PLC	64,905	334

		6,305

United States—55.0%
ADC Telecommunications, Inc. (b)	59,130	323
Affiliated Managers Group, Inc. (b)	11,545	484
Airgas, Inc.	25,435	992
Alberto-Culver Co.	27,112	664
Alexandria Real Estate Equities, Inc., REIT	9,200	555
Alliance Imaging, Inc. (b)	56,602	451
American Eagle Outfitters, Inc.	55,432	519
American Public Education, Inc. (b)	18,348	682
Arena Resources, Inc. (b)	23,478	659
Atlas Air Worldwide Holdings, Inc. (b)	36,297	686
Avista Corp.	45,862	889
Blackboard, Inc. (b)	16,302	428
Boston Private Financial Holdings, Inc.	44,820	307
Capella Education Co. (b)	13,882	816
Carrizo Oil & Gas, Inc. (b)(d)	36,625	590
Celera Corp. (b)	38,980	434
Central European Distribution Corp. (b)	26,708	526
Central European Media Enterprises Ltd., Class A (b)(d)	20,254	440
City National Corp.	12,162	592
Clean Harbors, Inc. (b)	11,586	735
Comtech Telecommunications Corp. (b)	10,810	495
Concho Resources, Inc. (b)	19,156	437
Core Laboratories NV	8,021	480
Corinthian Colleges, Inc. (b)	26,915	441
Corporate Office Properties Trust, REIT	31,386	964
Deckers Outdoor Corp. (b)	10,296	822
DTS, Inc. (b)	32,046	588
Factset Research Systems, Inc. (d)	22,227	983
Flowers Foods, Inc.	22,304	543
Gartner, Inc. (b)	29,685	529
Geo Group, Inc. (b)	33,917	611
GFI Group, Inc.	110,513	391
Goodrich Petroleum Corp. (b)(d)	7,878	236
Gymboree Corp. (b)	24,522	640
Hansen Natural Corp. (b)	20,614	691
Harsco Corp.	30,091	833
HMS Holdings Corp. (b)(d)	20,291	640
Illumina, Inc. (b)(d)	26,578	692

	Shares	Value (000s)

JDA Software Group, Inc. (b)	50,358	$661
Kaydon Corp.	11,837	407
MedAssets, Inc. (b)(d)	28,565	417
Mettler Toledo International, Inc. (b)	9,001	607
Microsemi Corp. (b)	40,941	517
Monolithic Power Systems, Inc. (b)	66,212	835
MSC Industrial Direct Co., Class A	16,360	603
Natus Medical, Inc. (b)	38,909	504
NTELOS Holdings Corp.	20,965	517
ON Semi-conductor Corp. (b)	197,810	673
Packaging Corp. of America	40,740	548
Parexel International Corp. (b)	55,505	539
Parker Drilling Co. (b)	88,209	256
PrivateBancorp, Inc. (d)	27,194	883
Progress Software Corp. (b)	26,891	518
Psychiatric Solutions, Inc. (b)	26,501	738
Quanta Services, Inc. (b)	37,527	743
Rex Energy Corp. (b)	119,100	350
Silgan Holdings, Inc.	20,870	998
Snap-On, Inc.	24,046	947
Solera Holdings, Inc. (b)	36,474	879
Spartan Stores, Inc.	35,951	836
Stanley, Inc. (b)	24,255	878
Stifel Financial Corp. (b)	15,224	698
Sun Healthcare Group, Inc. (b)	72,547	642
United Therapeutics Corp. (b)	8,213	514
Verigy Ltd. (b)	66,896	644
Vocus, Inc. (b)	30,826	561
Watson Wyatt Worldwide, Inc., Class A	20,746	992

		41,693

Total Common Stock (cost—$97,861)		75,042

SHORT-TERM INVESTMENTS—6.1%
Collateral Invested for Securities on Loan (c)—5.3%
AIM STIT—Government & Agency Portfolio	2,000,000	2,000
Cash Account Trust—Government & Agency Securities Portfolio	1,973,526	1,974
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$47	47

		4,021

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $560; collateralized by Federal Home Loan Bank, 2.40% due 2/5/09, valued at $575 including accrued interest (cost—$560)	560	560

Total Short-Term Investments (cost—$4,581)		4,581

Total Investments (cost—$102,442) (a)—105.1%		79,623

Liabilities in excess of other assets—(5.1)%		(3,848)

Net Assets—100.0%		$75,775

12.31.08	Allianz Funds Semiannual Report	17

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

December 31, 2008 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $28,658, representing 37.82% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $3,901; cash collateral of $4,252 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

(f) Amount less than $500

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

18	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.8%
Belgium—1.6%
InBev NV	30,000	$697

Brazil—1.0%
Petroleo Brasileiro S.A. ADR	18,300	448

Cayman Islands—1.1%
Netease.com, Inc. ADR (b)	21,500	475

China—2.0%
China Mobile Ltd.	31,000	315
CNOOC Ltd.	586,000	557

		872

Denmark—1.3%
Novo Nordisk AS, Class B	10,900	562

France—11.9%
Capgemini S.A.	12,285	475
Groupe Danone	9,600	580
Ipsen S.A.	16,530	646
Pinault-Printemps-Redoute S.A.	7,370	482
Societe Generale	13,200	670
Total S.A.	31,300	1,721
Vinci S.A.	14,800	625

		5,199

Germany—6.7%
BAYER AG	12,994	757
Merck KGaA	6,700	600
SAP AG	17,804	646
Siemens AG	12,475	939

		2,942

Greece—0.6%
Alpha Bank AE	30,000	281

Hong Kong—1.2%
Cheung Kong Ltd.	53,000	506

India—1.9%
Bharti Airtel Ltd. (b)	41,395	608
ICICI Bank Ltd.	25,000	232

		840

Italy—3.2%
Eni SpA	31,000	746
Intesa Sanpaola SpA	175,000	636

		1,382

Japan—23.3%
Asahi Glass Co., Ltd.	63,000	359
East Japan Railway Co. (e)	155	1,193
Fanuc Ltd.	9,000	645
Ibiden Co., Ltd.	24,400	506
KDDI Corp.	91	650
Kirin Brewery Co., Ltd.	40,000	532
Kuraray Co., Ltd.	71,000	556
Marubeni Corp.	120,000	460
Mitsui Fudosan Co., Ltd.	31,000	517
Mizuho Financial Group, Inc. (d)(e)	159	453
Nidec Corp.	13,300	520
Nintendo Co., Ltd.	3,200	1,223
Nippon Electric Glass Co., Ltd.	50,000	264
NTT Data Corp.	184	741
Promise Co., Ltd. (d)	14,000	355
Sumitomo Mitsui Financial Group, Inc. (e)	169	677
T&D Holdings, Inc.	12,500	529

		10,180

Netherlands—7.8%
Akzo Nobel NV	19,000	784
Koninklijke Philips Electronics NV	29,000	575

	Shares	Value (000s)

Royal KPN NV	74,407	$1,082
Unilever NV	40,000	969

		3,410

South Korea—1.0%
Samsung Electronics Co., Ltd.	1,230	448

Spain—3.0%
Telefonica S.A.	59,000	1,332

Sweden—1.6%
Hennes & Mauritz AB, Class B	18,000	716

Switzerland—11.7%
ABB Ltd. (b)	69,000	1,052
Nestle S.A.	35,100	1,390
Roche Holdings AG	10,730	1,661
Zurich Financial Services AG	4,600	1,005

		5,108

Taiwan—1.7%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	96,000	758

United Kingdom—16.2%
Anglo American PLC	27,000	630
Barclays PLC	94,092	214
Carnival PLC	14,000	309
Diageo PLC	43,612	613
HSBC Holdings PLC	86,000	842
Inmarsat PLC	78,000	536
Prudential PLC	126,000	765
Reckitt Benckiser Group PLC	17,125	641
Rio Tinto PLC	18,100	402
Serco Group PLC	96,600	632
Shire PLC	41,074	605
Vodafone Group PLC	433,097	887

		7,076

Total Common Stock (cost—$57,243)		43,232

SHORT-TERM INVESTMENTS—3.5%
Collateral Invested for Securities on Loan (c)—1.9%
BlackRock Liquidity Funds FedFund Portfolio	3,515	4
Cash Account Trust—Government & Agency Securities Portfolio	836,455	836

	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$4	4

		844

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $696; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $714 including accrued interest (cost—$696)	696	696

Total Short-Term Investments (cost—$1,540)		1,540

Total Investments (cost—$58,783) (a) —102.3%		44,772

Value (000s)

Liabilities in excess of other assets—(2.3)%	$(1,022)

Net Assets—100.0%	$43,750

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $39,227, representing 89.66% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $804; cash collateral of $844 was received with which the Fund purchased short-term investments.

(e) Fair valued security

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	19

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.1%
Capital Goods—2.1%
Deere & Co.	101,235	$3,879
Fluor Corp.	49,285	2,212

		6,091

Consumer Discretionary—12.6%
Avon Products, Inc.	167,320	4,021
CVS Corp.	223,245	6,416
McDonald’s Corp.	157,330	9,784
Nike, Inc., Class B	47,300	2,412
Wal-Mart Stores, Inc. (a)	250,875	14,064

		36,697

Consumer Staples—5.9%
Coca-Cola Co.	34,435	1,559
Colgate-Palmolive Co.	102,845	7,049
PepsiCo, Inc.	93,640	5,129
Procter & Gamble Co.	58,365	3,608

		17,345

Energy—5.3%
Devon Energy Corp. (a)	41,100	2,701
Schlumberger Ltd.	146,260	6,191
Weatherford International Ltd. (b)	252,950	2,737
XTO Energy, Inc.	110,620	3,902

		15,531

Financial Services—10.3%
Charles Schwab Corp.	308,819	4,994
Goldman Sachs Group, Inc.	28,760	2,427
IntercontinentalExchange, Inc. (b)	49,565	4,086
Invesco Ltd.	261,660	3,778
JPMorgan Chase & Co.	141,955	4,476
M&T Bank Corp. (d)	12,095	694
Northern Trust Corp.	111,210	5,799
U.S. Bancorp	159,315	3,984

		30,238

Healthcare—20.2%
Abbott Laboratories	144,435	7,709
Allergan, Inc.	72,430	2,921
Amgen, Inc. (a)(b)	77,800	4,493
Baxter International, Inc.	106,625	5,714
Bristol-Myers Squibb Co.	151,740	3,528
Covidien Ltd.	84,745	3,071
Genentech, Inc. (b)	90,580	7,510
Gilead Sciences, Inc. (b)	173,275	8,861
Medco Health Solutions, Inc. (b)	84,425	3,538
St. Jude Medical, Inc. (b)	116,680	3,846
Teva Pharmaceutical Industries Ltd. ADR	184,270	7,844

		59,035

Materials & Processing—3.7%
Air Products & Chemicals, Inc.	71,800	3,609
Monsanto Co. (a)	64,650	4,548
Precision Castparts Corp.	42,818	2,547

		10,704

Multi-Media—1.3%
Walt Disney Co. (d)	164,725	3,738

Oil & Gas—4.0%
Exxon Mobil Corp.	107,520	8,583
Transocean Ltd. (b)	68,999	3,260

		11,843

Technology—24.6%
Activision Blizzard, Inc. (b)	161,264	1,393
Adobe Systems, Inc. (b)	152,895	3,255
Amazon.com, Inc. (a)(b)	84,975	4,358

	Shares	Value (000s)

Apple, Inc. (b)	100,695	$8,594
EMC Corp. (b)	289,759	3,034
Google, Inc., Class A (a)(b)	23,760	7,310
Hewlett-Packard Co.	187,171	6,792
Intel Corp.	431,740	6,329
Microsoft Corp. (a)	619,110	12,036
Oracle Corp. (b)	409,605	7,262
Research In Motion Ltd. (a)(b)	48,165	1,955
Texas Instruments, Inc.	180,645	2,804
Thermo Fisher Scientific, Inc. (a)(b)	195,700	6,667

		71,789

Telecommunications—6.2%
Cisco Systems, Inc. (a)(b)	361,150	5,887
QUALCOMM, Inc.	227,775	8,161
Verizon Communications, Inc.	118,580	4,020

		18,068

Transportation—1.9%
Burlington Northern Santa Fe Corp.	71,590	5,420

Total Common Stock (cost—$363,955)		286,499

SHORT-TERM INVESTMENTS—3.8%
Collateral Invested for Securities on Loan (c)—0.3%
BlackRock Liquidity Funds FedFund Portfolio	652,980	653
Cash Account Trust—Government & Agency Securities Portfolio	24,236	24
	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$230	230

		907

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $9,997; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $3,858 including accrued interest and U.S. Treasury Bills, 0.064% due 2/26/09, valued at $6,339 including accrued interest (cost—$9,997)	9,997	9,997

Total Short-Term Investments (cost—$10,904)		10,904

Total Investments before options written (cost—$374,859)—101.9%		297,403

OPTIONS WRITTEN (b)—(1.5)%
	Contracts
Call Options—(1.0)%
Amazon.com, Inc. (CBOE),
strike price $50, expires 1/17/09	424	(144)
Amgen, Inc. (CBOE),
strike price $70, expires 1/16/10	778	(408)

	Contracts	Value (000s)
Cisco Systems, Inc. (CBOE),
strike price $22.50, expires 1/17/09	3,611	$(4)
Devon Energy Corp. (CBOE),
strike price $55, expires 1/16/10	411	(871)
Microsoft Corp. (CBOE),
strike price $20, expires 4/18/09	2,750	(503)
strike price $27.50, expires 1/17/09	3,441	(4)
Monsanto Co. (CBOE),
strike price $170, expires 1/17/09	646	(3)
PTT Aromatics & Refining PCL, (CBOE)
strike price $120, expires 1/17/09	718	(7)
Research In Motion Ltd. (CBOE),
strike price $135, expires 1/17/09	481	(2)
Thermo Fisher Scientific, Inc. (CBOE),
strike price $35, expires 6/20/09	1,957	(802)
Wal-Mart Stores, Inc. (CBOE),
strike price $65, expires 3/21/09	2,508	(138)

		(2,886)

Put Options—(0.5)%
Amgen, Inc. (CBOE),
strike price $45, expires 1/16/10	778	(389)
Coca-Cola Bottling Co. United, Inc. (CBOE),
strike price $50, expires 1/17/09	1,728	(812)
Lowe’s Cos., Inc. (CBOE),
strike price $15, expires 4/18/09	2,903	(189)

		(1,390)

Total Options Written (premiums received—$8,621)		(4,276)

Total Investments net of options written (cost—$366,238)—100.4%		293,127

Other liabilities in excess of other assets—(0.4)%		(1,106)

Net Assets—100.0%		$292,021

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $893; cash collateral of $919 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

20	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments

RCM Mid-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.5%
Aerospace—1.9%
Alliant Techsystems, Inc. (a)	8,300	$712
Goodrich Corp.	3,520	130

		842

Building/Construction—0.6%
Foster Wheeler Ltd. (a)	11,040	258

Capital Goods—3.9%
Cooper Industries Ltd., Class A	8,518	249
Cummins, Inc.	15,135	405
Fluor Corp.	7,700	345
J.B. Hunt Transport Services, Inc. (c)	14,085	370
Roper Industries, Inc.	6,310	274
Shaw Group, Inc. (a)	4,000	82

		1,725

Communications—0.3%
MetroPCS Communications, Inc. (a)	10,195	151

Consumer Discretionary—8.9%
Avon Products, Inc.	18,810	452
Dollar Tree Stores, Inc. (a)	11,310	473
Kohl’s Corp. (a)	20,340	736
Macy’s, Inc.	32,235	334
Marriott International, Inc., Class A	10,200	198
Marvel Entertainment, Inc. (a)	3,840	118
Ross Stores, Inc.	25,840	768
Shoppers Drug Mart Corp.	9,483	369
Yum! Brands, Inc.	14,115	445

		3,893

Consumer Services—7.7%
Apollo Group, Inc., Class A (a)	16,505	1,265
Capella Education Co. (a)	2,500	147
Crown Holdings, Inc. (a)	14,010	269
DeVry, Inc.	3,435	197
Owens-Illinois, Inc. (a)	27,445	750
Quanta Services, Inc. (a)	37,332	739

		3,367

Consumer Staples—8.0%
Clorox Co.	7,175	399
Flowers Foods, Inc.	18,720	456
Hansen Natural Corp. (a)	20,980	703
HJ Heinz Co.	4,240	159
Kroger Co.	31,150	823
Molson Coors Brewing Co., Class B	19,760	967

		3,507

Energy—8.1%
Consol Energy, Inc.	2,465	70
Core Laboratories NV	3,200	192
First Solar, Inc. (a)	155	21
Helmerich & Payne, Inc.	2,700	61
Massey Energy Co.	6,500	90
Murphy Oil Corp.	5,830	259
National-Oilwell Varco, Inc. (a)	8,840	216
Newfield Exploration Co. (a)	7,825	155
Noble Energy, Inc.	2,450	121
Peabody Energy Corp.	8,710	198
PetroHawk Energy Corp. (a)	26,415	413
Smith International, Inc.	7,295	167
Southwestern Energy Co. (a)	25,799	747
Sunoco, Inc.	11,140	484
Weatherford International Ltd. (a)	31,739	343

		3,537

Environmental Services—2.3%
Republic Services, Inc.	41,300	1,024

	Shares	Value (000s)

Financial Services—8.3%
ACE Ltd.	6,085	$322
AON Corp.	7,005	320
IntercontinentalExchange, Inc. (a)	5,415	446
Invesco Ltd.	25,555	369
Lazard Ltd., Class A	21,586	642
M&T Bank Corp.	2,230	128
Northern Trust Corp.	19,202	1,001
T. Rowe Price Group, Inc. (c)	6,100	216
Zions Bancorporation (c)	7,410	182

		3,626

Healthcare—14.4%
Allergan, Inc.	18,355	740
Coventry Health Care, Inc. (a)	7,400	110
DaVita, Inc. (a)	14,655	726
Express Scripts, Inc. (a)	14,545	800
Icon PLC ADR (a)	13,140	259
Illumina, Inc. (a)(c)	22,210	579
Intuitive Surgical, Inc. (a)	865	110
OSI Pharmaceuticals, Inc. (a)	5,120	200
Psychiatric Solutions, Inc. (a)	4,415	123
Qiagen NV (a)(c)	42,000	737
Quest Diagnostics, Inc.	13,062	678
Shire Pharmaceuticals Group PLC ADR	4,660	209
St. Jude Medical, Inc. (a)	11,680	385
Teva Pharmaceutical Industries Ltd. ADR	1	—(d	)
United Therapeutics Corp. (a)	4,380	274
Vertex Pharmaceuticals, Inc. (a)	11,820	359

		6,289

Industrial—0.4%
AGCO Corp. (a)	6,785	160

Materials & Processing—4.0%
Air Products & Chemicals, Inc.	7,530	379
Cliffs Natural Resources, Inc.	5,520	141
Ecolab, Inc.	8,140	286
Intrepid Potash, Inc. (a)	8,145	169
Precision Castparts Corp.	8,670	516
U.S. Steel Corp.	970	36
Vulcan Materials Co. (c)	3,100	216

		1,743

Oil & Gas—0.5%
Diamond Offshore Drilling, Inc.	3,685	217

Technology—25.5%
Activision Blizzard, Inc. (a)	39,564	342
Akamai Technologies, Inc. (a)	22,590	341
Amazon.com, Inc. (a)	7,075	363
Ametek, Inc.	27,534	832
Citrix Systems, Inc. (a)	21,955	517
Cognizant Technology Solutions Corp., Class A (a)	27,510	497
Crown Castle International Corp. (a)	3,140	55
Dolby Laboratories, Inc., Class A (a)	12,250	401
Electronic Arts, Inc. (a)	10,505	169
Fiserv, Inc. (a)	10,250	373
Intersil Corp., Class A	35,615	327
Intuit, Inc. (a)	6,260	149
Juniper Networks, Inc. (a)	28,665	502
Liberty Media Corp., Ser. A (a)	24,110	421
Linear Technology Corp.	5,670	125
Marvell Technology Group Ltd. (a)	37,420	250
Maxim Integrated Products, Inc.	33,391	381
McAfee, Inc. (a)	20,715	716
Mettler Toledo International, Inc. (a)	3,490	235
Microchip Technology, Inc. (c)	19,075	373
National Semi-conductor Corp.	5,135	52
Netapp, Inc. (a)	33,755	472
Omniture, Inc. (a)	28,750	306

	Shares	Value (000s)

ON Semi-conductor Corp. (a)	64,115	$218
PMC-Sierra, Inc. (a)	85,830	417
Salesforce.com, Inc. (a)	10,650	341
SBA Communications Corp., Class A (a)	45,585	744
Scripps Networks Interactive, Inc., Class A	12,700	279
Thermo Fisher Scientific, Inc. (a)	17,645	601
Xilinx, Inc.	21,820	389

		11,188

Transportation—1.7%
Expeditors International Washington, Inc.	6,970	232
HUB Group, Inc., Class A (a)	18,690	496

		728

Utilities—1.0%
NRG Energy, Inc. (a)(c)	13,850	323
PPL Corp.	3,590	110

		433

Total Common Stock (cost—$54,843)		42,688

SHORT-TERM INVESTMENTS—7.2%
Collateral Invested for Securities on Loan (b)—6.6%
AIM STIT—Government & Agency Portfolio	1,000,000	1,000
BlackRock Liquidity Funds FedFund Portfolio	16,273	16
Cash Account Trust—Government & Agency Securities Portfolio	1,828,948	1,829

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$31	31

		2,876

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $289; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $295 including accrued interest (cost—$289)	289	289

Total Short-Term Investments (cost—$3,165)		3,165

Total Investments (cost—$58,008)—104.7%		45,853

Liabilities in excess of other assets—(4.7)%		(2,075)

Net Assets—100.0%		$43,778

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	21

Schedule of Investments (cont.)

RCM Mid-Cap Fund

December 31, 2008 (unaudited)

Notes to Schedule of Investments: (amounts in thousands)
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $2,750; cash collateral of $2,911 was received with which the Fund purchased short-term investments.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt

22	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Small-Cap Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.7%
Airlines—1.1%
UAL Corp.	2,076	$23
US Airways Group, Inc. (a)	3,815	29

		52

Capital Goods—5.0%
Amerigon, Inc., Class A (a)	7,195	24
Barnes Group, Inc.	2,228	32
Clean Harbors, Inc. (a)	984	62
Snap-On, Inc.	1,605	63
Stanley, Inc. (a)	1,565	57

		238

Chemicals—0.9%
Airgas, Inc.	1,054	41

Commercial Services—4.2%
American Public Education, Inc. (a)	1,396	52
Parexel International Corp. (a)	3,200	31
Quanta Services, Inc. (a)	1,793	36
Riskmetrics Group, Inc. (a)(c)	2,240	33
Team, Inc. (a)	1,750	48

		200

Consumer Discretionary—11.3%
Alberto-Culver Co.	2,625	64
American Eagle Outfitters, Inc.	3,420	32
Central European Distribution Corp. (a)	1,550	31
Chattem, Inc. (a)(c)	744	53
Deckers Outdoor Corp. (a)	613	49
Dollar Tree Stores, Inc. (a)	1,035	43
DTS, Inc. (a)	2,235	41
Flowers Foods, Inc.	1,415	35
Gymboree Corp. (a)	1,484	39
Hansen Natural Corp. (a)	1,415	47
Jack in the Box, Inc. (a)	1,191	26
Spartan Stores, Inc.	2,204	51
Warnaco Group, Inc. (a)	1,665	33

		544

Consumer Services—9.2%
Aaron Rents, Inc.	1,292	34
Capella Education Co. (a)	1,007	59
Central European Media Enterprises Ltd., Class A (a)(c)	925	20
Corinthian Colleges, Inc. (a)	2,160	35
Factset Research Systems, Inc. (c)	1,672	74
Geo Group, Inc. (a)	2,118	38
HMS Holdings Corp. (a)	1,314	42
Packaging Corp. of America	2,860	39
Silgan Holdings, Inc.	1,337	64
Watson Wyatt Worldwide, Inc., Class A	754	36

		441

Energy—5.3%
Arena Resources, Inc. (a)	1,450	41
Carrizo Oil & Gas, Inc. (a)	2,405	39
Concho Resources, Inc. (a)	1,118	25
Core Laboratories NV	285	17
Dawson Geophysical Co. (a)	1,231	22
Goodrich Petroleum Corp. (a)	499	15
Helmerich & Payne, Inc.	840	19
Parker Drilling Co. (a)	5,875	17
Penn Virginia Corp.	676	17
Rex Energy Corp. (a)	6,675	20
Superior Energy Services, Inc. (a)	1,505	24

		256

Financial Services—12.5%
Affiliated Managers Group, Inc. (a)	850	36
Alexandria Real Estate Equities, Inc., REIT	920	55
Argo Group International Holdings Ltd. (a)	1,695	57
Arthur J Gallagher & Co.	1,305	34

	Shares	Value (000s)

City National Corp.	755	$37
Colonial BancGroup, Inc. (c)	7,040	15
Corporate Office Properties Trust, REIT	1,329	41
GFI Group, Inc.	7,735	27
Glacier Bancorp, Inc.	1,680	32
IBERIABANK Corp.	728	35
Lazard Ltd., Class A	1,246	37
PrivateBancorp, Inc. (c)	1,595	52
Stifel Financial Corp. (a)	920	42
Tower Group, Inc.	2,035	57
Zenith National Insurance Corp.	1,415	45

		602

Healthcare—18.1%
Abiomed, Inc. (a)	1,990	33
Alexion Pharmaceuticals, Inc. (a)	650	24
Alliance Imaging, Inc. (a)	4,259	34
Amedisys, Inc. (a)(c)	695	29
Cardionet, Inc. (a)	1,505	37
Celera Corp. (a)	3,980	44
Eurand NV (a)	4,203	36
Genoptix, Inc. (a)	1,745	59
Icon PLC ADR (a)	1,505	30
Illumina, Inc. (a)	2,075	54
Immucor, Inc. (a)	2,087	55
Masimo Corp. (a)	1,220	36
Natus Medical, Inc. (a)	2,433	32
Onyx Pharmaceuticals, Inc. (a)	540	18
OSI Pharmaceuticals, Inc. (a)	790	31
PSS World Medical, Inc. (a)	2,110	40
Psychiatric Solutions, Inc. (a)	2,055	57
Sun Healthcare Group, Inc. (a)	5,106	45
Thoratec Corp. (a)	1,080	35
United Therapeutics Corp. (a)	537	34
Volcano Corp. (a)	2,098	31
Wright Medical Group, Inc. (a)	2,135	44
Zoll Medical Corp. (a)	1,740	33

		871

Industrial—2.6%
Actuant Corp., Class A	2,860	54
Harsco Corp.	2,545	71

		125

Materials & Processing—0.9%
Kaydon Corp.	1,235	43

Technology—17.7%
AsiaInfo Holdings, Inc. (a)	2,751	33
Atmel Corp. (a)	10,135	32
Blackboard, Inc. (a)	1,350	35
Intersil Corp., Class A	3,715	34
JDA Software Group, Inc. (a)	3,245	43
MedAssets, Inc. (a)(c)	2,715	40
Mettler Toledo International, Inc. (a)	561	38
MICROS Systems, Inc. (a)	1,290	21
Microsemi Corp. (a)	1,993	25
Monolithic Power Systems, Inc. (a)	3,826	48
Netlogic Microsystems, Inc. (a)	933	20
Nuance Communications, Inc. (a)	3,430	35
Omniture, Inc. (a)	2,488	26
ON Semi-conductor Corp. (a)	11,135	38
Pericom Semiconductor Corp. (a)	2,350	13
Phase Forward, Inc. (a)	1,635	20
PMC-Sierra, Inc. (a)	6,562	32
Progress Software Corp. (a)	2,615	50
Quest Software, Inc. (a)	4,270	54
Solera Holdings, Inc. (a)	2,570	62
SYKES Enterprises, Inc. (a)	3,230	62
Verigy Ltd. (a)	4,735	46
Vocus, Inc. (a)	2,247	41

		848

	Shares	Value (000s)

Telecommunications—3.5%
ADC Telecommunications, Inc. (a)	5,055	$28
Comtech Telecommunications Corp. (a)	1,095	50
NTELOS Holdings Corp.	2,608	64
Switch & Data Facilities Co., Inc. (a)(c)	3,837	29

		171

Transportation—3.9%
Atlas Air Worldwide Holdings, Inc. (a)	2,606	49
Forward Air Corp.	1,940	47
Gulfmark Offshore, Inc. (a)	883	21
Landstar System, Inc.	1,134	44
UTI Worldwide, Inc.	1,995	29

		190

Utilities—1.5%
Avista Corp.	3,625	70

Total Common Stock (cost—$5,955)		4,692

SHORT-TERM INVESTMENTS—8.3%
Collateral Invested for Securities on Loan (b)—5.9%
Cash Account Trust—Government & Agency Securities Portfolio	277,600	278

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$7	7

		285

Repurchase Agreement—2.4%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $115; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $120 including accrued interest (cost—$115)	115	115

Total Short-Term Investments (cost—$400)		400

Total Investments (cost—$6,355)—106.0%		5,092

Liabilities in excess of other assets—(6.0)%		(288)

Net Assets—100.0%		$4,804

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $273; cash collateral of $285 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	23

Schedule of Investments

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—102.4%
Aerospace—0.5%
General Dynamics Corp.	337	$19

Airlines—4.5%
AMR Corp. (b)	7,000	75
Delta Air Lines, Inc. (a)(b)	9,500	109

		184

Capital Goods—0.7%
Deere & Co. (a)	410	16
Fluor Corp.	270	12

		28

Commercial Services—1.4%
Apollo Group, Inc., Class A (b)	400	31
DeVry, Inc.	480	27

		58

Consumer Discretionary—15.8%
Avon Products, Inc. (a)	3,800	91
CVS Corp. (a)	2,970	85
GameStop Corp., Class A (b)	818	18
Kroger Co. (a)	2,985	79
McDonald’s Corp. (a)	2,405	150
Nike, Inc., Class B (a)	1,300	66
Nordstrom, Inc.	900	12
Wal-Mart Stores, Inc. (a)	2,643	148

		649

Consumer Services—0.5%
Quanta Services, Inc. (b)	1,095	22

Consumer Staples—2.9%
Clorox Co.	1,367	76
Colgate-Palmolive Co.	634	43

		119

Energy—11.5%
Concho Resources, Inc. (a)(b)	1,960	45
Devon Energy Corp. (a)	1,400	92
First Solar, Inc. (a)(b)	534	74
Marathon Oil Corp.	520	14
National-Oilwell Varco, Inc. (a)(b)	996	24
Schlumberger Ltd. (a)	1,609	68
Southwestern Energy Co. (a)(b)	2,980	86
Transocean Ltd. (b)	921	44
Weatherford International Ltd. (b)	2,250	24

		471

Environmental Services—0.8%
Republic Services, Inc.	1,100	33

Exchange-Traded Funds—8.0%
iPath S&P GSCI Crude Oil Total Return Index ETN (b)	3,500	81
Oil Service HOLDRs Trust	400	30
Powershares QQQ Trust	3,605	107
SPDR Trust, Series 1	1,193	108

		326

Financial Services—7.3%
Bank of America Corp.	3,145	44
Charles Schwab Corp.	3,435	56
Goldman Sachs Group, Inc.	849	72
IntercontinentalExchange, Inc. (a)(b)	404	33
Invesco Ltd. (a)	1,880	27
JPMorgan Chase & Co.	600	19
Northern Trust Corp.	571	30
U.S. Bancorp	700	17

		298

Healthcare—13.7%
Abbott Laboratories (a)	1,138	61
Allergan, Inc.	701	28

	Shares	Value (000s)

Amgen, Inc. (a)(b)	1,100	$63
Baxter International, Inc.	93	5
Celgene Corp. (a)(b)	1,057	58
Covidien Ltd.	681	25
DaVita, Inc. (b)	440	22
Genentech, Inc. (b)	755	63
Gilead Sciences, Inc. (a)(b)	2,325	119
St. Jude Medical, Inc. (a)(b)	640	21
Teva Pharmaceutical Industries Ltd. ADR (a)	1,466	62
UnitedHealth Group, Inc.	1,300	35

		562

Index Funds—0.9%
Semiconductor HOLDRs Trust	2,100	37

Materials & Processing—2.1%
Air Products & Chemicals, Inc.	135	7
Monsanto Co. (a)	833	59
Precision Castparts Corp.	276	16
U.S. Steel Corp.	147	5

		87

Oil & Gas—2.3%
Exxon Mobil Corp. (a)	1,185	95

Technology—27.6%
Activision Blizzard, Inc. (a)(b)	3,659	32
Adobe Systems, Inc. (b)	1,700	36
Amazon.com, Inc. (a)(b)	1,057	54
American Tower Corp., Class A (a)(b)	1,431	42
Apple, Inc. (a)(b)	1,080	92
Crown Castle International Corp. (b)	1,050	19
EMC Corp. (b)	200	2
Google, Inc., Class A (a)(b)	430	132
Intel Corp. (a)	5,470	80
Itron, Inc. (b)	594	38
Juniper Networks, Inc. (b)	2,000	35
McAfee, Inc. (b)	1,100	38
MEMC Electronic Materials, Inc. (b)	1,600	23
Microsoft Corp. (a)	5,685	111
NVIDIA Corp. (b)	4,715	38
Oracle Corp. (b)	3,495	62
QUALCOMM, Inc. (a)	2,861	103
Research In Motion Ltd. (b)	900	36
Salesforce.com, Inc. (a)(b)	540	17
Texas Instruments, Inc.	2,400	37
Thermo Fisher Scientific, Inc. (a)(b)	3,000	102

		1,129

Telecommunications—1.4%
Amdocs Ltd. (b)	900	16
AT&T, Inc.	886	25
SBA Communications Corp., Class A (b)	1,079	18

		59

Transportation—0.5%
Burlington Northern Santa Fe Corp.	243	19

Total Common Stock (cost—$4,951)		4,195

SHORT TERM INVESTMENTS—10.1%
	Principal Amount (000s)
U.S. Treasury Bills—6.1%
1.01%, 1/29/09-4/2/09
(cost—$250)	$250	250

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—4.0%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $165; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $170 including accrued interest (cost—$165)	$165	$165

Total Short-Term Investments (cost—$415)		415

OPTIONS PURCHASED (b)—1.4%
	Contracts
Call Options—0.0%
Air Products & Chemicals (CBOE),
strike price $75, expires 1/17/09	5	—(c	)
Electronic Arts, Inc. (CBOE),
strike price $60, expires 1/16/10	3	—(c	)
Genentech, Inc. (CBOE),
strike price $120, expires 1/17/09	30	—(c	)
Intel Corp. (CBOE),
strike price $30, expires 1/17/09	42	—(c	)
Republic Services, Inc. (CBOE),
strike price $35, expires 1/17/09	44	—(c	)
Schering-Plough Corp. (CBOE),
strike price $30, expires 1/17/09	11	—(c	)
Vertex Pharmaceuticals, Inc. (CBOE),
strike price $30, expires 1/17/09	14	3

		3

Put Options—1.4%
Monsanto Co. (CBOE),
strike price $140, expires 1/17/09	8	56

Total Options Purchased (cost—$54)		59

Total Investments before options written and securities sold short (cost—$5,420)—113.9%		4,669

OPTIONS WRITTEN (b)—(11.1)%
Call Options—(7.7)%
Abbott Laboratories (CBOE),
strike price $62.50, expires 2/21/09	11	—(c	)
Activision Blizzard, Inc. (CBOE),
strike price $10, expires 2/21/09	36	(2)
strike price $15, expires 1/17/09	41	—(c	)
strike price $18.75, expires 1/17/09	20	—(c	)
Adobe Systems, Inc. (CBOE),
strike price $17.50, expires 4/18/09	17	(8)
Amazon.com, Inc. (CBOE),
strike price $35, expires 4/18/09	7	(13)
strike price $50, expires 1/17/09	3	(1)

24	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

Amdocs Ltd. (CBOE),
strike price $22.50, expires 4/18/09	9	$(1)
American Tower Corp. (CBOE),
strike price $35, expires 1/16/10	14	(6)
Amgen, Inc. (CBOE),
strike price $70, expires 1/16/10	10	(5)
AMR Corp. (CBOE),
strike price $9, expires 5/16/09	70	(23)
Apple, Inc. (CBOE),
strike price $110, expires 7/18/09	7	(4)
Avon Products, Inc. (CBOE),
strike price $20, expires 1/16/10	38	(25)
Baidu.com, Inc. (CBOE),
strike price $140, expires 3/21/09	1	(2)
Bank of America Corp. (CBOE),
strike price $20, expires 1/17/09	29	—(c )
strike price $30, expires 1/17/09	21	—(c )
Celgene Corp. (CBOE),
strike price $50, expires 7/18/09	5	(6)
strike price $70, expires 1/17/09	5	—(c )
Charles Schwab Corp. (CBOE),
strike price $20, expires 6/20/09	17	(2)
Clorox Co. (CBOE),
strike price $60, expires 7/18/09	3	(1)
strike price $65, expires 4/18/09	10	(1)
CVS Caremark Corp. (CBOE),
strike price $27.50, expires 2/21/09	10	(3)
Delta Air Lines, Inc. (CBOE),
strike price $7.50, expires 6/20/09	95	(50)
Devon Energy Corp. (CBOE),
strike price $55, expires 1/16/10	14	(30)
DeVry, Inc. (CBOE),
strike price $75, expires 5/16/09	17	(4)
First Solar, Inc. (CBOE),
strike price $110, expires 3/21/09	2	(8)
strike price $140, expires 1/17/09	2	(2)
GameStop Corp. (CBOE),
strike price $45, expires 1/17/09	19	—(c )
Gilead Sciences, Inc. (CBOE),
strike price $52.50, expires 1/17/09	8	(1)
Google, Inc. (CBOE),
strike price $350, expires 1/17/09	2	—(c )
strike price $690, expires 1/17/09	2	—(c )
Intel Corp. (CBOE),
strike price $12.50, expires 1/16/10	31	(12)
strike price $16, expires 4/18/09	14	(2)
strike price $35, expires 1/17/09	42	—(c )

	Contracts	Value (000s)

JPMorgan Chase & Co. (CBOE),
strike price $35, expires 1/17/09	6	$—(c )
Juniper Networks, Inc. (CBOE),
strike price $17.50, expires 1/17/09	20	(2)
Kroger Co. (CBOE),
strike price $27.50, expires 1/17/09	12	—(c )
strike price $27.50, expires 4/18/09	11	(2)
McAfee, Inc. (CBOE),
strike price $30, expires 3/21/09	11	(6)
McDonald’s Corp. (CBOE),
strike price $65, expires 1/17/09	12	—(c )
MEMC Electronic Materials, Inc. (CBOE),
strike price $15, expires 4/18/09	16	(4)
MEMC Electronic Materials, Inc. (CBOE),
strike price $75, expires 1/17/09	7	—(c )
Microsoft Corp. (CBOE),
strike price $20, expires 4/18/09	18	(3)
strike price $27.50, expires 1/17/09	63	—(c )
Monsanto Co. (CBOE),
strike price $170, expires 1/17/09	15	—(c )
Nike, Inc. (CBOE),
strike price $60, expires 1/16/10	12	(7)
NVIDIA Corp. (CBOE),
strike price $7.50, expires 1/16/10	62	(17)
Oil Service HLDRs Trust (CBOE),
strike price $60, expires 7/18/09	4	(8)
Oracle Corp. (CBOE),
strike price $22.50, expires 1/17/09	41	—(c )
Qualcomm, Inc. (CBOE),
strike price $42.50, expires 4/18/09	7	(1)
Republic Services, Inc. (CBOE),
strike price $40, expires 1/17/09	44	—(c )
Research In Motion Ltd. (CBOE),
strike price $50, expires 1/16/10	18	(15)
strike price $135, expires 1/17/09	14	—(c )
Schering-Plough Corp. (CBOE),
strike price $35, expires 1/17/09	11	—(c )
Semiconductor HLDRs Trust (CBOE),
strike price $20, expires 2/21/09	21	(1)
Shire Pharmaceuticals Group PLC ADR (CBOE),
strike price $60, expires 1/17/09	5	—(c )
Southwestern Energy Co. (CBOE),
strike price $32.50, expires 1/17/09	16	(1)
Texas Instruments, Inc. (CBOE),
strike price $15, expires 4/18/09	18	(3)

	Contracts	Value (000s)

Thermo Fisher Scientific, Inc. (CBOE),
strike price $25, expires 6/20/09	30	$(32)
U.S. Bancorp (CBOE),
strike price $30, expires 1/16/10	7	(2)
UnitedHealth Group, Inc. (CBOE),
strike price $29, expires 1/17/09	13	—(c )
Wal-Mart Stores, Inc. (CBOE),
strike price $65, expires 3/21/09	24	(1)

		(317)

Put Options—(3.4)%
Air Products & Chemicals (CBOE),
strike price $65, expires 1/17/09	5	(7)
Amgen, Inc. (CBOE),
strike price $45, expires 1/16/10	10	(5)
Apollo Group, Inc. (CBOE),
strike price $40, expires 1/17/09	16	—(c )
Apple, Inc. (CBOE),
strike price $70, expires 1/16/10	8	(9)
Baidu.com, Inc. (CBOE),
strike price $175, expires 1/17/09	1	(4)
Cisco Systems, Inc. (CBOE),
strike price $14, expires 4/18/09	22	(2)
Coca-Cola Bottling Co. United, Inc. (CBOE),
strike price $50, expires 1/17/09	10	(5)
DeVry, Inc. (CBOE),
strike price $45, expires 5/16/09	17	(6)
Electronic Arts, Inc. (CBOE),
strike price $45, expires 1/16/10	3	(9)
EMC Corp. (CBOE),
strike price $15, expires 1/17/09	8	(4)
GameStop Corp. (CBOE),
strike price $35, expires 1/17/09	12	(16)
Lowe’s Cos., Inc. (CBOE),
strike price $15, expires 4/18/09	34	(2)
Microsoft Corp. (CBOE),
strike price $17.50, expires 1/17/09	28	—(c )
Monsanto Co. (CBOE),
strike price $85, expires 1/17/09	15	(23)
Nordstrom, Inc. (CBOE),
strike price $25, expires 1/17/09	14	(17)
Oracle Corp. (CBOE),
strike price $17.50, expires 1/17/09	17	(1)
Republic Services, Inc. (CBOE),
strike price $30, expires 1/17/09	33	(17)
Schering-Plough Corp. (CBOE),
strike price $25, expires 1/17/09	14	(11)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	25

Schedule of Investments (cont.)

RCM Strategic Growth Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

SPDR Trust Series 1 (CBOE),
strike price $76, expires 1/17/09	25	$(1)

		(139)

Total Options Written (premiums received—$610)		(456)

SECURITIES SOLD SHORT—(0.2)%
	Shares
Technology—(0.2)%
Research In Motion Ltd. (b) (proceeds—$10)	(230)	(9)

Total Investments net of options written and securities sold short (cost—$4,800)—102.6%		4,204

Other liabilities in excess of other assets—(2.6)%		(108)

Net Assets—100.0%		$4,096

Notes to Schedule of Investments
(a) All or partial amount segregated as collateral for options written and securities sold short.

(b) Non-income producing.

(c) Amount is less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

26	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments

RCM Technology Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.5%
Aerospace—3.3%
Lockheed Martin Corp.	76,630	$6,443
Northrop Grumman Corp.	183,410	8,261
Raytheon Co.	165,855	8,465

		23,169

Capital Goods—1.8%
ABB Ltd. (d)	303,250	4,625
ABB Ltd., ADR	555,170	8,333
Fluor Corp.	1,000	45

		13,003

Chemicals—1.7%
Monsanto Co.	171,800	12,086

Consumer Discretionary—2.7%
Nintendo Co., Ltd.	49,925	19,079

Consumer Services—5.0%
Accenture Ltd., Class A	114,370	3,750
Automatic Data Processing, Inc.	255,900	10,067
Capita Group PLC	1,366,736	14,661
Paychex, Inc.	281,400	7,395
SAIC, Inc. (d)	100	2

		35,875

Energy—0.8%
First Solar, Inc. (d)	33,560	4,630
Solar World AG	2,110	47
Suntech Power Holdings Co., Ltd. ADR (d)(f)	85,435	1,000

		5,677

Healthcare—3.1%
Genentech, Inc. (d)	29,370	2,435
Johnson & Johnson (c)	191,700	11,469
St. Jude Medical, Inc. (d)	173,800	5,729
Stryker Corp.	55,300	2,209

		21,842

Index Funds—1.2%
Semiconductor HOLDRs Trust (f)	501,655	8,879

Machinery—0.0%
Flowserve Corp.	1,000	52

Technology—75.9%
Activision Blizzard, Inc. (c)(d)	582,505	5,033
Adobe Systems, Inc. (d)	18,400	392
Alibaba.com Ltd. (d)	1,000	1
Amazon.com, Inc. (c)(d)	45,200	2,318
Amphenol Corp., Class A	65,500	1,571
Apple, Inc. (c)(d)	575,152	49,089
Ariba, Inc. (d)	71,000	512
ASML Holding NV (f)	241,700	4,368
Baidu.com ADR (d)(f)	7,800	1,018
BMC Software, Inc. (c)(d)	650,115	17,495
CA, Inc. (c)	974,300	18,054
Cognizant Technology Solutions Corp., Class A (c)(d)	883,637	15,958
Comcast Corp., Class A (c)	1,380,500	23,303
Concur Technologies, Inc. (d)	29,600	971
Cree, Inc. (d)(f)	76,000	1,206
Ctrip.com International Ltd. ADR	100	2
Data Domain, Inc. (d)(f)	977,680	18,380
DIRECTV Group, Inc. (d)(f)	471,710	10,807
EMC Corp. (c)(d)	165,535	1,733
Energy Conversion Devices, Inc. (d)(f)	34,570	871
Equinix, Inc. (d)(f)	21,900	1,165

	Shares	Value (000s)

F5 Networks, Inc. (d)	70,700	$1,616
Google, Inc., Class A (c)(d)	128,795	39,624
Hewlett-Packard Co. (c)	721,120	26,169
Intel Corp. (c)	1,017,625	14,918
International Business Machines Corp.	200,925	16,910
Itron, Inc. (c)(d)	120,800	7,700
Juniper Networks, Inc. (c)(d)	109,635	1,920
Kyocera Corp.	17,200	1,245
Lam Research Corp. (d)	377,000	8,023
Longtop Financial Technologies Ltd. ADR (d)(f)	83,200	1,258
Mabuchi Motor Co., Ltd.	57,000	2,363
McAfee, Inc. (c)(d)	663,765	22,946
MEMC Electronic Materials, Inc. (d)	384,600	5,492
Microsoft Corp. (c)	1,607,735	31,254
Netapp, Inc. (d)	1,056,935	14,765
Netease.com, Inc. ADR (c)(d)(f)	738,500	16,321
Netflix, Inc. (d)(f)	74,500	2,227
Nuance Communications, Inc. (d)	69,560	721
Omniture, Inc. (d)(f)	60,400	643
ON Semi-conductor Corp. (c)(d)	2,149,005	7,307
Oracle Corp. (c)(d)	2,280,555	40,434
Perfect World Co., Ltd. ADR, Class B (d)(f)	523,400	9,029
QUALCOMM, Inc. (c)	828,800	29,696
Red Hat, Inc. (d)	85,600	1,132
Riverbed Technology, Inc. (c)(d)	1,383,825	15,762
Salesforce.com, Inc. (c)(d)	360,787	11,549
Shanda Interactive Entertainment Ltd. ADR (d)(f)	206,300	6,676
Sunpower Corp., Class B (d)	207,300	6,310
Taiwan Semi-conductor Manufacturing Co., Ltd.	5,935,000	8,098
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	535,750	4,232
Tencent Holdings Ltd.	170,983	1,111
Texas Instruments, Inc.	311,800	4,839
Yahoo!, Inc. (d)	294,500	3,593

		540,130

Telecommunications—5.0%
American Tower Corp., Class A (c)(d)	329,205	9,652
AT&T, Inc.	187,200	5,335
Bharti Airtel Ltd. (d)	580,600	8,533
China Telecom Corp. Ltd., ADR (f)	23,700	902
Cisco Systems, Inc. (d)	615,427	10,031
Nokia Corp. ADR	92,922	1,450

		35,903

Total Common Stock (cost—$772,057)		715,695

EXCHANGE-TRADED FUND—1.7%

Biotech HOLDRs Trust (f) (cost—$11,921)	70,190	12,047

CONVERTIBLE BOND—1.3%
	Principal Amount (000s)
Financial Services—1.3%

Goldman Sachs Group, Inc., 1.00%, 3/29/10 (cost—$9,200)	$9,200	9,229

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—8.7%
Collateral Invested for Securities on Loan (e)—6.5%
AIM STIT—Government & Agency Portfolio	2,000,000	$2,000
BlackRock Liquidity Funds FedFund Portfolio	500,000	500
Cash Account Trust—Government & Agency Securities Portfolio	43,149,765	43,150
.
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$236	236

		45,886

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $15,843; collateralized by Federal Home Loan Bank, 2.40%—2.76% due 2/5/09—2/11/09, valued at $16,160 including accrued interest (cost—$15,843)	15,843	15,843

Total Short-Term Investments (cost—$61,729)		61,729

OPTIONS PURCHASED (d)—2.8%
	Contracts
Call Options—2.8%
American Tower Corp. (CBOE),
strike price, $32.5, expires 4/18/09	1,666	416
Cisco Systems, Inc. (CBOE),
strike price $15, expires 4/18/09	9,326	2,266
Equinix, Inc. (CBOE),
strike price $55, expires 6/20/09	2,080	1,830
First Solar, Inc. (CBOE),
strike price $125, expires 6/20/09	1,182	4,362
Flowserve Corp. (CBOE),
strike price $50, expires 4/18/09	1,595	1,412
Hewlett Packard Co. (CBOE),
strike price $40, expires 1/16/10	9,169	4,676
International Business Machines Corp. (CBOE),
strike price $95, expires 4/18/09	3,674	992
Itron, Inc. (CBOE),
strike price $55, expires 5/16/09	1,197	1,789
Juniper Networks, Inc. (CBOE),
strike price $18, expires 4/18/09	2,369	474
Microsoft Corp. (CBOE),
strike price $22, expires 4/18/09	14,529	1,584

12.31.08	Allianz Funds Semiannual Report	27

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

Monsanto Co. (CBOE),
strike price $85, expires 4/18/09	742	$252

Total Options Purchased (cost—$28,740)		20,053

Total Investments before options written and securities sold short (cost—$883,647)—115.0%		818,753

OPTIONS WRITTEN (d)—(10.1)%
Call Options—(5.4)%
Activision Blizzard, Inc. (CBOE),
strike price $10, expires 5/16/09	4,769	(549)
Amazon.com, Inc. (CBOE),
strike price $70, expires 1/17/09	388	—(g)
American Tower Corp. (CBOE),
strike price $32.50, expires 1/17/09	529	(21)
strike price $35, expires 1/17/09	1,931	(15)
Apple, Inc. (CBOE),
strike price $95, expires 4/18/09	3,341	(2,405)
strike price $110, expires 4/18/09	2,727	(796)
ASML Holdings NV (CBOE),
strike price $20, expires 4/18/09	2,417	(358)
Automatic Data Processing, Inc. (CBOE),
strike price $37.50, expires 2/21/09	728	(233)
strike price $40, expires 5/16/09	1,831	(586)
Baidu.com, Inc. (CBOE),
strike price $140, expires 3/21/09	150	(240)
BMC Software, Inc. (CBOE),
strike price $25, expires 2/21/09	5,480	(1,644)
CA, Inc. (CBOE),
strike price $15, expires 2/21/09	5,265	(2,106)
strike price $17.50, expires 2/21/09	3,502	(771)
Cisco Systems, Inc. (CBOE),
strike price $18, expires 4/18/09	9,326	(895)
Comcast Corp. (CBOE),
strike price $20, expires 4/18/09	5,866	(469)
Dell, Inc. (CBOE),
strike price $25, expires 1/17/09	3,138	(3)
DIRECTV Group, Inc. (CBOE),
strike price $22.50, expires 3/21/09	1,223	(306)
strike price $25, expires 1/17/09	2,867	(29)
Equinix, Inc. (CBOE),
strike price $65, expires 6/20/09	2,080	(1,019)
First Solar, Inc. (CBOE),
strike price $150, expires 6/20/09	692	(1,751)
strike price $170, expires 6/20/09	490	(877)

	Contracts	Value (000s)

Flowserve Corp. (CBOE),
strike price $60, expires 4/18/09	1,595	$(774)
Google, Inc. (CBOE),
strike price $330, expires 3/21/09	221	(438)
strike price $380, expires 6/20/09	424	(661)
strike price $400, expires 3/21/09	525	(158)
Hewlett Packard Co. (CBOE),
strike price $37.50, expires 1/17/09	2,500	(188)
strike price $37.50, expires 2/21/09	8,461	(1,523)
International Business Machines Corp. (CBOE),
strike price $85, expires 1/17/09	1,776	(400)
Itron, Inc. (CBOE),
strike price $65, expires 5/16/09	1,197	(1,149)
strike price $70, expires 5/16/09	793	(592)
Johnson & Johnson (CBOE),
strike price $60, expires 4/18/09	1,917	(690)
Juniper Networks, Inc. (CBOE),
strike price $21, expires 4/18/09	6,770	(643)
strike price $28, expires 1/17/09	3,843	(12)
strike price $30, expires 1/17/09	2,384	(10)
Lam Research Corp. (CBOE),
strike price $25, expires 6/20/09	3,770	(942)
McAfee, Inc. (CBOE),
strike price $35, expires 1/17/09	1,774	(186)
strike price $40, expires 6/20/09	202	(46)
MEMC Electronic Materials, Inc. (CBOE),
strike price $15, expires 4/18/09	3,117	(810)
strike price $17.50, expires 4/18/09	798	(123)
Microsoft Corp. (CBOE),
strike price $23, expires 4/18/09	5,794	(429)
strike price $24, expires 4/18/09	13,201	(713)
Monsanto Co. (CBOE),
strike price $75, expires 1/17/09	418	(72)
strike price $75, expires 4/18/09	1,127	(753)
strike price $90, expires 4/18/09	773	(187)
strike price $100, expires 4/18/09	742	(74)
NetApp, Inc. (CBOE),
strike price $12.50, expires 3/21/09	3,089	(819)
strike price $15, expires 3/21/09	4,812	(626)
NetEase.com, Inc. (CBOE),
strike price $17.50, expires 1/17/09	1,373	(638)
strike price $22.50, expires 1/17/09	4,835	(338)
Oracle Corp. (CBOE),
strike price $17, expires 3/21/09	6,452	(1,194)

	Contracts	Value (000s)

strike price $18, expires 6/20/09	6,452	$(1,419)
strike price $20, expires 1/17/09	3,748	(19)
strike price $20, expires 3/21/09	3,750	(225)
Paychex, Inc. (CBOE),
strike price $27.50, expires 3/21/09	1,547	(193)
strike price $30, expires 3/21/09	1,267	(57)
Perfect World Co., Ltd. (CBOE),
strike price $20, expires 3/21/09	5,234	(576)
Shanda Interactive Entertainment Ltd. (CBOE),
strike price $20, expires 1/17/09	1,468	(1,820)
strike price $22.50, expires 1/17/09	595	(559)
St. Jude Medical, Inc. (CBOE),
strike price $30, expires 4/18/09	1,738	(848)
Stryker Corp. (CBOE),
strike price $45, expires 3/21/09	553	(80)
SunPower Corp. (CBOE),
strike price $35, expires 6/20/09	2,073	(1,347)
Yahoo! Inc. (CBOE),
strike price $12, expires 4/18/09	3,855	(964)

		(38,368)

Put Options—(4.7)%
American Tower Corp. (CBOE),
strike price $32.50, expires 4/18/09	1,666	(933)
Apple, Inc. (CBOE),
strike price $80, expires 1/16/10	1,864	(2,954)
Cisco Systems, Inc. (CBOE),
strike price $15, expires 4/18/09	9,326	(1,017)
Electronic Arts, Inc. (CBOE),
strike price $15, expires 6/20/09	2,417	(592)
Equinix, Inc. (CBOE),
strike price $55, expires 6/20/09	2,080	(2,257)
First Solar, Inc. (CBOE),
strike price $125, expires 6/20/09	1,182	(2,872)
Flowserve Corp. (CBOE),
strike price $50, expires 4/18/09	1,595	(1,244)
Hewlett Packard Co. (CBOE),
strike price $40, expires 1/16/10	9,169	(7,931)
International Business Machines Corp. (CBOE),
strike price $95, expires 4/18/09	3,674	(5,000)
Itron, Inc. (CBOE),
strike price $55, expires 5/16/09	1,197	(700)
Juniper Networks, Inc. (CBOE),
strike price $18, expires 4/18/09	2,369	(569)
Microsoft Corp. (CBOE),
strike price $22, expires 4/18/09	14,529	(5,231)
Monsanto Co. (CBOE),
strike price $85, expires 4/18/09	742	(1,352)

28	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)
Research In Motion Ltd. (CBOE),
strike price $40, expires 3/21/09	1,015	$(482)
SPDR Trust Series 1 (CBOE),
strike price $77, expires 1/17/09	3,642	(117)

		(33,251)

Total Options Written (premiums received—$97,178)		(71,619)

SECURITIES SOLD SHORT—(3.8)%
	Shares
Capital Goods—(0.3)%
Asahi Glass Co., Ltd.	(417,000)	(2,377)

Chemicals—(0.0)%
CF Industries Holdings, Inc.	(100)	(5)
Mosaic Co.	(100)	(4)

		(9)

Consumer Discretionary—(0.6)%
Sharp Corp.	(547,000)	(3,943)

Energy—(0.2)%
Renewable Energy Corp. AS (d)	(128,300)	(1,229)

Technology—(2.7)%
Blue Coat Systems, Inc. (d)	(100)	(1)
Electronic Arts, Inc. (d)	(241,700)	(3,877)
Expedia, Inc. (d)	(64,600)	(532)
F5 Networks, Inc. (d)	(66,300)	(1,516)
Infosys Technologies Ltd. ADR	(74,700)	(1,835)
Nuance Communications, Inc. (d)	(92,225)	(956)
NVIDIA Corp. (d)	(88,380)	(713)
Omniture, Inc. (d)(f)	(44,300)	(471)
Research In Motion Ltd. (d)	(101,500)	(4,119)
Samsung Electronics Co., Ltd. GDR (a)	(3,205)	(561)
SAP AG ADR	(102,900)	(3,727)
Sun Microsystems, Inc. (d)	(100)	—(g )
Tencent Holdings Ltd.	(167,600)	(1,089)

		(19,397)

Total Securities Sold Short (proceeds—$28,151)		(26,955)

Total Investments net of options written and securities sold short (cost—$758,318) (b)—101.1%		720,179

Other liabilities in excess of other assets—(1.1)%		(8,065)

Net Assets—100.0%		$712,114

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $51,124 representing 7.18% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) All or partial amount segregated as collateral for options written and securities sold short.

(d) Non-income producing.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $44,270; cash collateral of $45,881 was received with which the Fund purchased short-term investments.

(g) Amount less than $500

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	29

Statements of Assets and Liabilities

December 31, 2008 (unaudited)

Amounts in thousands, except per share amounts	RCM Global Resources Fund	RCM Global Small-Cap Fund

Assets:
Investments, at value	$21,831	$79,623
Cash	1	35
Foreign currency, at value	—	7
Security lending interest receivable (net)	—	4
Receivable for investments sold	—	1,068
Receivable for Fund shares sold	114	45
Dividends and interest receivable (net of foreign taxes)	25	179
Other assets	—	—
Total Assets	21,971	80,961

Liabilities:
Payable for investments purchased	114	135
Payable for securities sold short	—	—
Options written, at value	—	—
Payable for Fund shares redeemed	209	910
Payable for collateral for securities on loan	—	4,021
Dividends payable	—	—
Investment advisory fee payable	13	62
Administration fee payable	8	30
Distribution fee payable	4	15
Servicing fee payable	4	13
Recoupment payable to Manager	2	—
Other liabilities	—	—
Other payables	—	—
Total Liabilities	354	5,186
Net Assets	$21,617	$75,775

Net Assets Consist of:
Paid-in-capital	$45,128	$152,236
Undistributed (dividends in excess of) net investment income	(70)	(655)
Accumulated net realized loss	(15,182)	(52,967)
Net unrealized depreciation of investments, options written and foreign currency transactions	(8,259)	(22,839)
	$21,617	$75,775

Net Assets:
Institutional Class	$4,637	$10,279
Administrative Class	—	—
Class P	4	6
Other Classes	16,976	65,490

Shares Issued and Outstanding:
Institutional Class	461	703
Administrative Class	—	—
Class P	1	—
Other Classes	1,712	4,720

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.05	$14.63
Administrative Class	—	—
Class P	10.02	14.63

Cost of Investments	$30,090	$102,442
Cost of Foreign Currency	$—	$7
Premiums Received for Options Written	$—	$—
Proceeds on Securities Sold Short	$—	$—

30	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$44,772	$297,403	$45,853	$5,092	$4,669	$818,753
1	1	—	1	1	1
4	—	—	—	—	5,294
1	—	1	1	—	52
—	—	465	14	10	60,170
6	215	385	—	12	651
94	535	31	4	3	376
—	—	—	—	—	825
44,878	298,154	46,735	5,112	4,695	886,122

—	177	39	18	128	25,545
—	—	—	—	10	26,955
—	4,275	—	—	456	71,619
223	561	14	—	—	2,927
844	907	2,876	285	—	45,886
—	—	—	—	—	158
18	108	17	3	3	518
20	69	9	1	1	229
15	9	1	—	—	64
8	14	1	—	1	94
—	—	—	1	—	—
—	—	—	—	—	13
—	13	—	—	—	—
1,128	6,133	2,957	308	599	174,008
$43,750	$292,021	$43,778	$4,804	$4,096	$712,114

$166,949	$394,464	$85,918	$7,748	$6,066	$1,267,102
(203)	492	23	(13)	(11)	(2,983)
(108,983)	(29,824)	(30,008)	(1,669)	(1,363)	(514,127)
(14,013)	(73,111)	(12,155)	(1,262)	(596)	(37,878)
$43,750	$292,021	$43,778	$4,804	$4,096	$712,114

$5,112	$211,266	$39,004	$4,797	$2,195	$228,325
105	13,737	9	—	7	20,646
—	7	—	7	7	6
38,533	67,011	4,765	—	1,887	463,137

559	23,721	22,400	472	206	9,456
11	1,556	5	—	1	864
—	1	—	1	1	—
4,303	7,702	2,958	—	178	20,099

$9.15	$8.91	$1.74	$10.17	$10.67	$24.15
9.24	8.83	1.69	—	10.59	23.89
—	8.89	—	10.16	10.66	24.14

$58,783	$374,859	$58,008	$6,355	$5,420	$883,647
$4	$—	$—	$—	$—	$5,233
$—	$8,621	$—	$—	$610	$97,178
$—	$—	$—	$—	$10	$28,151

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	31

Statements of Operations

For the Six Months Ended December 31, 2008 (unaudited)
Amounts in thousands	RCM Global Resources Fund	RCM Global Small-Cap Fund

Investment Income:
Interest	$5	$6
Dividends, net of foreign withholding taxes	241	548
Security lending income (net)	—	133
Miscellaneous income	1	2
Total Income	247	689

Expenses:
Investment advisory fees	136	622
Administration fees	92	299
Distribution and/or servicing fees — Administrative Class	—	—
Distribution and/or servicing fees — Other Classes	83	296
Dividends on securities sold short	—	—
Trustees’ fees	2	10
Interest expense	2	12
Tax expense	—	—
Total Expenses	315	1,239
Net Investment Income (Loss)	(68)	(550)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(15,082)	(41,782)
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	(29)	(176)
Payments from Affiliates (see Note 9)	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(23,081)	(33,036)
Options written	—	—
Securities sold short	—	—
Foreign currency transactions	(1)	(10)
Net Realized and Change in Unrealized Loss	(38,193)	(75,004)
Net Decrease in Net Assets Resulting from Investment Operations	$(38,261)	$(75,554)

32	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund	RCM Technology Fund

$2	$34	$6	$1	$4	$977
445	2,694	241	17	25	3,696
4	—	13	5	—	453
—	1	—	—	—	25
451	2,729	260	23	29	5,151

148	843	137	27	26	4,403
172	533	78	8	8	1,936
—	21	1	—	—	35
192	162	19	—	5	1,334
—	—	—	—	1	305
5	33	5	1	—	84
1	4	—	—	—	36
—	—	—	—	—	1
518	1,596	240	36	40	8,134
(67)	1,133	20	(13)	(11)	(2,983)

(7,415)	(26,004)	(13,023)	(942)	(1,142)	(348,743)
—	(3,036)	—	—	(90)	(18,879)
—	—	—	—	76	18,154
37	—	—	—	—	(2,110)
—	—	—	—	—	17

(19,791)	(108,399)	(14,762)	(1,405)	(852)	(118,813)
—	2,074	—	—	46	16,076
—	—	—	—	(28)	(4,985)
(1)	—	—	—	—	305
(27,170)	(135,365)	(27,785)	(2,347)	(1,990)	(458,978)
$(27,237)	$(134,232)	$(27,765)	$(2,360)	$(2,001)	$(461,961)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	33

Statements of Changes in Net Assets

Amounts in thousands	RCM Global Resources Fund		RCM Global Small-Cap Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(68)	$85	$(550)	$(2,017)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(15,111)	2,037	(41,958)	(3,806)
Payments from Affiliates (see Note 9)	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(23,082)	10,731	(33,046)	(55,170)
Net increase (decrease) resulting from investment operations	(38,261)	12,853	(75,554)	(60,993)

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(47)	—	—	—
Administrative Class	—	—	—	—
Other Classes	(38)	—	—	—
Net realized capital gains
Institutional Class	(259)	(275)	—	(2,492)
Administrative Class	—	—	—	—
Other Classes	(1,012)	(913)	—	(21,843)
Total Dividends and Distributions to Shareholders	(1,356)	(1,188)	—	(24,335)

Fund Share Transactions:
Net proceeds from the sale of fund shares	8,823	56,312	5,146	63,529
Issued in reinvestment of distributions	1,213	1,084	1	21,300
Cost of shares redeemed	(19,731)	(16,324)	(43,791)	(119,200)
Net increase (decrease) from Fund share transactions	(9,695)	41,072	(38,644)	(34,371)
Fund Redemption Fees	11	53	2	10
Total Increase (Decrease) in Net Assets	(49,301)	52,790	(114,196)	(119,689)

Net Assets:
Beginning of period	70,918	18,128	189,971	309,660
End of period*	$21,617	$70,918	$75,775	$189,971
* Including undistributed (dividend in excess of) net investment income of:	$(70)	$83	$(655)	$(105)

34	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

RCM International Growth Equity Fund		RCM Large-Cap Growth Fund		RCM Mid-Cap Fund		RCM Small-Cap Growth Fund		RCM Strategic Growth Fund

Six months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008	Six months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008	Six months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008	Six months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008	Six months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008

$(67)	$299	$1,133	$2,210	$20	$(39)	$(13)	$(44)	$(11)	$(28)
(7,378)	7,658	(29,040)	23,693	(13,023)	5,277	(942)	(547)	(1,156)	(53)
—	—	—	—	—	—	—	—	—	—
(19,792)	(15,299)	(106,325)	(59,031)	(14,762)	(10,291)	(1,405)	(723)	(834)	(76)
(27,237)	(7,342)	(134,232)	(33,128)	(27,765)	(5,053)	(2,360)	(1,314)	(2,001)	(157)

(118)	(136)	(1,698)	(1,890)	—	—	—	—	—	—
(2)	(3)	(76)	(629)	—	—	—	—	—	—
(373)	(419)	(169)	(189)	—	—	—	—	—	—

—	—	(5,032)	(27,487)	(170)	(694)	—	(491)	—	(102)
—	—	(328)	(6,097)	—	(12)	—	—	—	—
—	—	(1,653)	(9,244)	(20)	(100)	—	—	—	(67)
(493)	(558)	(8,956)	(45,536)	(190)	(806)	—	(491)	—	(169)

3,928	34,722	51,508	183,174	5,098	8,035	158	1,554	666	2,566
442	492	8,684	43,349	184	774	—	491	—	165
(15,438)	(37,961)	(95,784)	(211,438)	(7,849)	(14,565)	(918)	(511)	(663)	(477)
(11,068)	(2,747)	(35,592)	15,085	(2,567)	(5,756)	(760)	1,534	3	2,254
—	3	7	8	—	—	—	—	—	—
(38,798)	(10,644)	(178,773)	(63,571)	(30,522)	(11,615)	(3,120)	(271)	(1,998)	1,928

82,548	93,192	470,794	534,365	74,300	85,915	7,924	8,195	6,094	4,166
$43,750	$82,548	$292,021	$470,794	$43,778	$74,300	$4,804	$7,924	$4,096	$6,094
$(203)	$357	$492	$1,302	$23	$3	$(13)	$—	$(11)	$—

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	35

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(2,983)	$(8,962)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(351,578)	165,447
Payments from Affiliates (see Note 9)	17	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(107,417)	(226,874)
Net decrease resulting from investment operations	(461,961)	(70,389)

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	—	(17,392)
Administrative Class	—	(1,592)
Other Classes	—	(37,856)
Net realized capital gains
Institutional Class	(23,440)	—
Administrative Class	(2,115)	—
Other Classes	(50,310)	—
Total Dividends and Distributions to Shareholders	(75,865)	(56,840)

Fund Share Transactions:
Net proceeds from the sale of fund shares	88,557	604,817
Issued in reinvestment of distributions	69,556	51,672
Cost of shares redeemed	(189,599)	(453,459)
Net increase (decrease) from Fund share transactions	(31,486)	203,030
Fund Redemption Fees	93	290
Total Increase (Decrease) in Net Assets	(569,219)	76,091

Net Assets:
Beginning of period	1,281,333	1,205,242
End of period*	$712,114	$1,281,333
* Including undistributed (dividend in excess of) net investment income of:	$(2,983)	$—

36	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	37

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital
RCM Global Resources Fund
Institutional Class
12/31/2008+	$26.23	$0.02	$(15.49)	$(15.47)	$(0.10)	$(0.61)	$—
6/30/2008	19.71	0.11	6.99	7.10	—	(0.61)	—
6/30/2007	17.08	(0.01)	3.97	3.96	—	(1.33)	—
6/30/2006	13.45	0.01	6.08	6.09	—	(2.46)	—
6/30/2005	10.00	0.05	3.40	3.45	—	—	—
Class P
7/7/2008† - 12/31/2008+	$23.99	$0.02	$(13.25)	$(13.23)	$(0.13)	$(0.61)	$—
RCM Global Small-Cap Fund
Institutional Class
12/31/2008+	$26.32	$(0.03)	$(11.66)	$(11.69)	$—	$— (b)	$—
6/30/2008	35.64	(0.03)	(6.63)	(6.66)	—	(2.66)	—
6/30/2007	28.45	0.01	7.18	7.19	—	—	—
6/30/2006	22.84	(0.06)	5.66	5.60	—	—	—
6/30/2005	19.86	(0.01)	2.98	2.97	—	—	—
6/30/2004	13.66	(0.05)	6.24	6.19	—	—	—
Class P
7/7/2008† - 12/31/2008+	$25.27	$(0.03)	$(10.61)	$(10.64)	$—	$— (b)	$—
RCM International Growth Equity Fund
Institutional Class
12/31/2008+	$14.39	$0.03	$(5.05)	$(5.02)	$(0.22)	$—	$—
6/30/2008	15.70	0.21	(1.29)	(1.08)	(0.23)	—	—
6/30/2007	12.91	0.19	2.75	2.94	(0.15)	—	—
6/30/2006	10.14	0.12	2.88	3.00	(0.23)	—	—
6/30/2005	9.45	0.10	0.70	0.80	(0.11)	—	—
6/30/2004	7.52	0.09	1.95	2.04	(0.12)	—	—
Administrative Class
12/31/2008+	$14.51	$0.02	$(5.10)	$(5.08)	$(0.19)	$—	$—
6/30/2008	15.82	0.13	(1.27)	(1.14)	(0.17)	—	—
6/30/2007	13.00	0.13	2.81	2.94	(0.12)	—	—
6/30/2006	10.04	0.08	2.88	2.96	—	—	—
6/30/2005	9.36	0.11	0.67	0.78	(0.10)	—	—
6/30/2004	7.46	0.05	1.95	2.00	(0.10)	—	—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Amount less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.45 and 24.55%, respectively.

38	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.71)	$—	(b)	$10.05		(59.00)%	$4,637	1.08	%*	1.08	%*	0.26	%*	75%
(0.61)	0.03		26.23		36.62	10,707	1.07		1.07		0.49		75
(1.33)	—	(b)	19.71		24.73	7,439	1.07		1.07		(0.08)		111
(2.46)	—	(b)	17.08		47.81	5,963	1.07		1.07		0.07		128
—	—		13.45		34.50	4,036	1.10	(c)	1.58	(c)	0.41		128

$(0.74)	$—	(b)	$10.02		(55.20)%	$4	1.18	%*	1.18	%*	0.21	%*	75%

$—	$—	(b)	$14.63		(44.41)%	$10,279	1.40	%*	1.40	%*	(0.27	)%*	60%
(2.66)	—	(b)	26.32		(19.90)	22,549	1.37		1.37		(0.10)		100
—	—	(b)	35.64		25.23	34,138	1.36		1.36		0.04		80
—	0.01		28.45	(d)	24.61 (d)	23,763	1.37		1.37		(0.22)		73
—	0.01		22.84		15.00	16,392	1.42	(c)	1.42	(c)	(0.05)		96
—	0.01		19.86		45.39	12,749	1.40		1.40		(0.25)		111

$—	$—	(b)	$14.63		(42.10)%	$6	1.50	%*	1.50	%*	(0.32	)%*	60%

$(0.22)	$—	(b)	$9.15		(34.86)%	$5,112	0.98	%*	0.98	%*	0.54	%*	19%
(0.23)	—	(b)	14.39		(7.01)	9,939	0.96		0.96		1.35		51
(0.15)	—	(b)	15.70		22.95	8,092	0.97		0.97		1.34		52
(0.23)	—	(b)	12.91		29.82	7,177	0.98		0.98		1.02		79
(0.11)	—		10.14		8.47	4,928	1.07	(c)	1.07	(c)	1.01		138
(0.12)	0.01		9.45		27.31	40,343	1.04		1.04		1.05		90

$(0.19)	$—	(b)	$9.24		(34.97)%	$105	1.23	%*	1.23	%*	0.32	%*	19%
(0.17)	—	(b)	14.51		(7.22)	183	1.22		1.22		0.81		51
(0.12)	—	(b)	15.82		22.61	349	1.22		1.22		0.95		52
—	—	(b)	13.00		29.49	363	1.23		1.23		0.70		79
(0.10)	—		10.04		8.32	308	1.35	(c)	1.35	(c)	1.15		138
(0.10)	—		9.36		26.93	335	1.29		1.29		0.56		90

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	39

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital
RCM Large-Cap Growth Fund
Institutional Class
12/31/2008+	$13.18	$0.04	$(4.02)	$(3.98)	$(0.07)	$(0.22)	$—
6/30/2008	15.29	0.08	(0.91)	(0.83)	(0.08)	(1.20)	—
6/30/2007	13.83	0.07	2.17	2.24	(0.04)	(0.74)	—
6/30/2006	12.82	0.06	1.00	1.06	(0.05)	—	—
6/30/2005	12.24	0.07	0.55	0.62	(0.04)	—	—
6/30/2004	10.95	0.04	1.30	1.34	(0.05)	—	—
Administrative Class
12/31/2008+	$13.05	$0.03	$(3.98)	$(3.95)	$(0.05)	$(0.22)	$—
6/30/2008	15.22	0.04	(0.90)	(0.86)	(0.11)	(1.20)	—
6/30/2007	13.77	0.04	2.17	2.21	(0.02)	(0.74)	—
6/30/2006	12.77	0.02	0.99	1.01	(0.01)	—	—
6/30/2005	12.21	0.04	0.54	0.58	(0.02)	—	—
6/30/2004	10.94	0.01	1.30	1.31	(0.04)	—	—
Class P
7/7/2008† - 12/31/2008+	$12.92	$0.04	$(3.76)	$(3.72)	$(0.09)	$(0.22)	$—
RCM Mid-Cap Fund
Institutional Class
12/31/2008+	$2.81	$— (b)	$(1.06)	$(1.06)	$—	$(0.01)	$—
6/30/2008	3.01	— (b)	(0.17)	(0.17)	—	(0.03)	—
6/30/2007	2.99	— (b)	0.60	0.60	—	(0.58)	—
6/30/2006	2.67	— (b)	0.32	0.32	—	—	—
6/30/2005	2.55	—	0.12	0.12	—	—	—
6/30/2004	2.09	(0.01)	0.47	0.46	—	—	—
Administrative Class
12/31/2008+	$2.74	$— (b)	$(1.04)	$(1.04)	$—	$(0.01)	$—
6/30/2008	2.94	(0.01)	(0.16)	(0.17)	—	(0.03)	—
6/30/2007	2.94	(0.01)	0.59	0.58	—	(0.58)	—
6/30/2006	2.64	(0.01)	0.31	0.30	—	—	—
6/30/2005	2.53	(0.01)	0.12	0.11	—	—	—
6/30/2004	2.07	(0.01)	0.47	0.46	—	—	—
RCM Small-Cap Growth Fund
Institutional Class
12/31/2008+	$14.79	$(0.02)	$(4.60)	$(4.62)	$—	$—	$—
6/30/2008	18.20	(0.09)	(2.35)	(2.44)	—	(0.97)	—
6/30/2007	16.09	(0.09)	2.32	2.23	—	(0.12)	—
12/30/2005† - 6/30/2006	15.00	(0.06)	1.15	1.09	—	—	—
Class P
7/7/2008† - 12/31/2008+	$14.25	$(0.03)	$(4.06)	$(4.09)	$—	$—	$—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.97 and 11.37%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.92 and 10.74%, respectively.

40	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.29)	$—	(b)	$8.91		(30.12)%	$211,266	0.72	%*	0.72	%*	0.74%*	30%
(1.28)	—	(b)	13.18		(6.47)	349,529	0.71		0.71		0.56	69
(0.78)	—	(b)	15.29		16.59	348,598	0.71		0.71		0.51	54
(0.05)	—	(b)	13.83		8.25	350,125	0.72		0.72		0.41	74
(0.04)	—		12.82		5.05	326,773	0.75	(c)	0.75	(c)	0.60	118
(0.05)	—		12.24		12.25	350,355	0.76		0.76		0.33	82

$(0.27)	$—	(b)	$8.83		(30.22)%	$13,737	0.97	%*	0.97	%*	0.50%*	30%
(1.31)	—	(b)	13.05		(6.69)	19,559	0.96		0.96		0.28	69
(0.76)	—	(b)	15.22		16.37	65,777	0.96		0.96		0.26	54
(0.01)	—	(b)	13.77		7.94	63,534	0.97		0.97		0.15	74
(0.02)	—		12.77		4.79	64,592	1.00	(c)	1.00	(c)	0.36	118
(0.04)	—		12.21		11.95	84,940	1.01		1.01		0.09	82

$(0.31)	$—	(b)	$8.89		(28.72)%	$7	0.82	%*	0.82	%*	0.70%*	30%

$(0.01)	$—		$1.74		(37.80)%	$39,004	0.74	%*	0.74	%*	0.15%*	74%
(0.03)	—	(b)	2.81		(6.08)	64,922	0.73		0.73		0.05	107
(0.58)	—	(b)	3.01		22.75	74,623	0.77		0.77		(0.10)	102
—	—	(b)	2.99	(d)	11.99 (d)	101,757	0.75		0.75		(0.13)	161
—	—		2.67		4.71	114,914	0.79	(c)	0.79	(c)	(0.17)	147
—	—		2.55		22.01	224,577	0.78		0.78		(0.36)	145

$(0.01)	$—		$1.69		(38.03)%	$9	0.99	%*	0.99	%*	(0.17)%*	74%
(0.03)	—	(b)	2.74		(6.23)	1,104	0.98		0.98		(0.20)	107
(0.58)	—	(b)	2.94		22.44	1,272	1.02		1.02		(0.32)	102
—	—	(b)	2.94	(e)	11.36 (e)	470	1.04		1.04		(0.42)	161
—	—		2.64		4.35	12	1.04	(c)	1.04	(c)	(0.41)	147
—	—		2.53		22.22	11	1.03		1.03		(0.60)	145

$—	$—		$10.17		(31.24)%	$4,797	1.14	%*	1.14	%*	(0.40)%*	78%
(0.97)	—		14.79		(14.14)	7,924	1.12		1.12		(0.52)	105
(0.12)	—		18.20		13.94	8,195	1.11		1.11		(0.56)	105
—	—	(b)	16.09		7.27	3,218	1.14	*	7.03	*	(0.68)*	49

$—	$—		$10.16		(28.70)%	$7	1.24%		1.24%		(0.46)%	78%

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	41

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Tax Basis Return of Capital
RCM Strategic Growth Fund
Institutional Class
12/31/2008+	$15.79	$(0.01)	$(5.11)	$(5.12)	$—	$—	$—
6/30/2008	16.26	(0.05)	0.09	0.04	—	(0.51)	—
6/30/2007	13.57	— (b)	2.69	2.69	—	—	—
3/31/2006† - 6/30/2006	15.00	(0.01)	(1.42)	(1.43)	—	—	—
Administrative Class
12/31/2008+	$15.70	$(0.03)	$(5.08)	$(5.11)	$—	$—	$—
6/30/2008	16.21	(0.09)	0.09	—	—	(0.51)	—
6/30/2007	13.56	(0.03)	2.68	2.65	—	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—	—
Class P
7/7/2008† - 12/31/2008+	$15.32	$(0.02)	$(4.64)	$(4.66)	$—	$—	$—
RCM Technology Fund
Institutional Class
12/31/2008+	$43.18	$(0.04)	$(16.23)	$(16.27)	$—	$(2.76)	$—
6/30/2008	46.22	(0.12)	(1.04)	(1.16)	—	(1.89)	—
6/30/2007	36.78	(0.20)	9.64	9.44	—	—	—
6/30/2006	34.03	(0.29)	3.03	2.74	—	—	—
6/30/2005	32.81	(0.28)	1.50	1.22	—	—	—
6/30/2004	24.60	(0.35)	8.56	8.21	—	—	—
Administrative Class
12/31/2008+	$42.83	$(0.08)	$(16.10)	$(16.18)	$—	$(2.76)	$—
6/30/2008	45.97	(0.24)	(1.02)	(1.26)	—	(1.89)	—
6/30/2007	36.67	(0.30)	9.60	9.30	—	—	—
6/30/2006	34.01	(0.39)	3.04	2.65	—	—	—
3/31/2005 - 6/30/2005	32.82	(0.05)	1.24	1.19	—	—	—
Class P
7/7/2008† - 12/31/2008+	$42.41	$(0.05)	$(15.46)	$(15.51)	$(2.76)	$—	$—
+	Unaudited
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.76 and 8.01%, respectively.

42	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$10.67		(32.55)%		$2,195	1.34	%*	1.34	%*	(0.18)%*	84%
(0.51)	—		15.79		(0.08)		3,249	1.38		1.38		(0.29)	107
—	—	(b)	16.26		19.73		3,251	1.29		1.29		0.03	177
—	—		13.57		(9.47)		2,714	1.31	*	11.45	*	(0.29)*	113

$—	$—	(b)	$10.59		(32.61)%		$7	1.59	%*	1.59	%*	(0.43)%*	84%
(0.51)	—		15.70		(0.33)		11	1.63		1.63		(0.54)	107
—	—	(b)	16.21		19.45		11	1.54		1.54		(0.22)	177
—	—		13.56		(9.53)		9	1.55	*	11.69	*	(0.53)*	113

$—	$—	(b)	$10.66		(30.48)%		$7	1.44	%*	1.44	%*	(0.25)%*	84%

$(2.76)	$—	(b)	$24.15	(f)	(37.28	)%(f)	$228,325	1.29	%*	1.29	%*	(0.23)%*	153%
(1.89)	0.01		43.18		(3.20)		408,183	1.25		1.25		(0.25)	269
—	—	(b)	46.22		25.69		330,275	1.26		1.26		(0.50)	209
—	0.01		36.78	(d)	8.08	(d)	323,919	1.24		1.24		(0.75)	272
—	—		34.03		3.72		261,860	1.32	(c)	1.32	(c)	(0.87)	238
—	—		32.81		33.37		207,205	1.36		1.36		(1.16)	206

$(2.76)	$—	(b)	$23.89	(g)	(37.38	)%(g)	$20,646	1.54	%*	1.54	%*	(0.48)%*	153%
(1.89)	0.01		42.83		(3.42)		36,377	1.50		1.50		(0.50)	269
—	—	(b)	45.97		25.36		30,644	1.51		1.51		(0.74)	209
—	0.01		36.67	(e)	7.82	(e)	24,685	1.50		1.50		(0.98)	272
—	—		34.01		3.63		1,360	1.50	*	1.50	*	(0.61)*	238

$(2.76)	$—	(b)	$24.14	(h)	(36.20	)%(h)	$6	1.39	%*	1.39	%*	(0.34)%*	153%
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.65 and 7.75%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $24.15 and (37.29)%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.89 and (47.84)%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.89 and (47.84)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	43

Notes to Financial Statements

(Unaudited)

December 31, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Institutional and Administrative Classes (the “Institutional Classes”) of eight of the Funds offered by the Trust. Financial information for A, B, C, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds management has determined that its evaluation of the Interpretation has resulted in no impact to the Funds’ financial statements at December 31, 2008.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161. “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) is effective for fiscal years and interim periods beginning after November 15, 2008 SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Fund’s financial statements.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurement.  Effective July 1, 2008 the Funds have adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair valued is defined as the price that would be received to sell an asset or pay to transfer a liability, (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•	Level 2—valuation based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges
•	Level 3—valuation based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during period ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques on level 3 investments: option adjusted spread pricing and estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

44	Allianz Funds Semiannual Report	12.31.08

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value:

	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM International Growth Equity Fund
	Investments in Securities (000)s	Investments in Securities (000)s	Investments in Securities (000)s
Valuation Inputs
Level 1 — Quoted Prices	$18,475	$46,455	$1,682
Level 2 — Other Significant Observable Inputs	3,356	32,333	40,766
Level 3 — Significant Unobservable Inputs	0	835	2,324
Total	21,831	79,623	44,772
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	—	8
Net purchases (sales) and settlements	—	1,138	—
Total realized and unrealized gain (loss)	—	(1,419)	(957)
Transfers in and/or out of Level 3	—	1,116	3,273
Ending balance, 12/31/08	—	835	2,324

	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund
	Investments in Securities (000)s	Investments in Securities (000)s	Investments in Securities (000)s
Valuation Inputs
Level 1 — Quoted Prices	$282,238	$42,688	$4,692
Level 2 — Other Significant Observable Inputs	10,889	3,165	400
Level 3 — Significant Unobservable Inputs	0	0	0
Total	293,127	45,853	5,092

	RCM Strategic Growth Fund	RCM Technology Fund
	Investments in Securities (000)s	Investments in Securities (000)s
Valuation Inputs
Level 1 — Quoted Prices	$3,692	$603,276
Level 2 — Other Significant Observable Inputs	512	116,903
Level 3 — Significant Unobservable Inputs	0	0
Total	4,204	720,179

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforward.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid-in-capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

12.31.08	Allianz Funds Semiannual Report	45

Notes to Financial Statements   (Cont.)

(Unaudited)

December 31, 2008

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.   Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Global Resources Fund—$6,894; RCM Global Small-Cap Fund—$10,405; RCM International Growth Equity Fund—$26,824; RCM Large-Cap Growth Fund—$5,241; RCM Mid-Cap Fund—$1,506; RCM Small-Cap Growth Fund—$131; RCM Strategic Growth Fund—$31; and RCM Technology Fund—$213,143.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed- upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $114,231. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identify investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

46	Allianz Funds Semiannual Report	12.31.08

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six months ended December 31, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Sub-Adviser, under the supervision of the Adviser, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part of the Sub-Adviser in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Administration Fee

	All Classes	Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P	Class R(2)
RCM Global Resources Fund	0.70%	0.35%	N/A	0.50%	0.50%	0.45%	N/A
RCM Global Small-Cap Fund	1.00%	0.35%	N/A	0.50%	0.50%	0.45%	N/A
RCM International Growth Equity Fund	0.50%	0.45%	0.45%	0.60%	0.60%	N/A	N/A
RCM Large-Cap Growth Fund	0.45%	0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
RCM Mid-Cap Fund	0.47%	0.25%	0.25%	0.40%	0.40%	N/A	0.40%
RCM Small-Cap Growth Fund	0.85%	0.25%	N/A	N/A	N/A	0.35%	N/A
RCM Strategic Growth Fund	1.00%	0.25%	0.25%	0.40%	0.40%	0.35%	N/A
RCM Technology Fund	0.90%	0.30%	0.30%	0.45%	0.45%	0.40%	N/A

(1)	The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.
(2)	The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025%, $7.5 billion and by an additional 0.025% $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% $10 billion.

12.31.08	Allianz Funds Semiannual Report	47

Notes to Financial Statements   (Cont.)

(Unaudited)

December 31, 2008

Redemption Fees.  Investors in the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s Holding Period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable Holding Period for each Fund:

Fund	7 Days	30 Days
RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth and RCM Strategic Growth Funds	*
RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity, and RCM Technology Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new holding period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day holding period, are exchanged for shares of Fund B, which is subject to the 30-day holding period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of December 31, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $150,610 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the

48	Allianz Funds Semiannual Report	12.31.08

Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Purchases	Sales
RCM Global Resources Fund	$30,195	$38,140
RCM Global Small-Cap Fund	76,476	112,667
RCM International Growth Equity Fund	11,596	22,102
RCM Large-Cap Growth Fund	112,409	129,730
RCM Mid-Cap Fund	35,765	37,469
RCM Small-Cap Growth Fund	4,894	5,285
RCM Strategic Growth Fund	4,153	4,070
RCM Technology Fund	1,548,164	1,327,546

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Large-Cap Growth Fund		RCM Strategic Growth Fund		RCM Technology Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	41,684	$10,487	1,955	$575	157,882	$59,069
Sales	30,091	9,979	2,363	925	442,167	172,247
Closing Buys	(45,699)	(11,308)	(2,255)	(716)	(355,410)	(129,984)
Exercises	—	—	(60)	(75)	(1,449)	(466)
Expirations	(2,942)	(537)	(541)	(99)	(11,020)	(3,688)
Balance at 12/31/2008	23,134	$8,621	1,462	$610	232,170	$97,178

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation(1)
RCM Global Resources Fund	$30,090	$529	$(8,788)	$(8,259)
RCM Global Small-Cap Fund	102,442	4,409	(27,228)	(22,819)
RCM International Growth Equity Fund	58,783	2,141	(16,152)	(14,011)
RCM Large-Cap Growth Fund	374,859	10,534	(87,990)	(77,456)
RCM Mid-Cap Fund	58,008	1,097	(13,252)	(12,155)
RCM Small-Cap Growth Fund	6,355	217	(1,480)	(1,263)
RCM Strategic Growth Fund	5,419	170	(920)	(750)
RCM Technology Fund	883,647	25,479	(90,373)	(64,894)

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market, tax straddle deferrals, and wash sale loss deferrals for federal income tax purposes.

12.31.08	Allianz Funds Semiannual Report	49

Notes to Financial Statements   (Cont.)

(Unaudited)

December 31, 2008

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Global Resources Fund				RCM Global Small-Cap Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	45	$741	92	$2,057	39	$675	228	$7,206
Administrative Class	—	—	—	—	—	—	—	—
Class P	1	10	—	—	— *	10	—	—
Other Classes	488	8,072	2,421	54,255	243	4,461	1,743	56,323
Issued in reinvestment of dividends and distributions
Institutional Class	30	307	12	275	—	—	74	2,324
Administrative Class	—	—	—	—	—	—	—	—
Class P	— *	1	—	—	— *	— *	—	—
Other Classes	89	905	36	809	—	—	632	18,976
Cost of shares redeemed
Institutional Class	(22)	(392)	(73)	(1,612)	(193)	(3,810)	(403)	(12,289)
Administrative Class	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Other Classes	(1,200)	(19,339)	(671)	(14,712)	(2,209)	(39,980)	(3,734)	(106,911)
Net increase (decrease) resulting from Fund share transactions	(569)	$(9,695)	1,817	$41,072	(2,120)	$(38,644)	(1,460)	$(34,371)

	RCM International Growth Equity Fund				RCM Large-Cap Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	65	$685	442	$6,826	2,874	$31,836	8,822	$130,601
Administrative Class	—	—	— *	2	200	2,157	1,488	22,975
Class P	—	—	—	—	1	10	—	—
Other Classes	330	3,244	1,864	27,894	1,529	17,505	2,066	29,598
Issued in reinvestment of dividends and distributions
Institutional Class	13	117	9	133	755	6,565	1,831	27,735
Administrative Class	— *	2	— *	3	47	404	447	6,726
Class P	—	—	—	—	— *	— *	—	—
Other Classes	36	322	23	356	203	1,715	601	8,888
Cost of shares redeemed
Institutional Class	(210)	(2,423)	(275)	(4,290)	(6,421)	(72,537)	(6,943)	(100,730)
Administrative Class	(2)	(15)	(9)	(155)	(189)	(2,035)	(4,760)	(71,083)
Class P	—	—	—	—	—	—	—	—
Other Classes	(1,253)	(13,000)	(2,268)	(33,516)	(1,948)	(21,212)	(2,779)	(39,625)
Net increase (decrease) resulting from Fund share transactions	(1,021)	$(11,068)	(214)	$(2,747)	(2,949)	$(35,592)	773	$15,085

50	Allianz Funds Semiannual Report	12.31.08

	RCM Mid-Cap Fund				RCM Small-Cap Growth Fund
	Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Institutional Class	1,763	$3,703	2,023	$5,979	11	$148	91	$1,554
Administrative Class	25	64	106	315	—	—	—	—
Class P	—	—	—	—	1	10	—	—
Other Classes	770	1,331	621	1,741	—	—	—	—
Issued in reinvestment of dividends and distributions
Institutional Class	101	167	224	678	—	—	29	491
Administrative Class	— *	— *	4	12	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Other Classes	12	16	30	84	—	—	—	—
Cost of shares redeemed
Institutional Class	(2,562)	(4,953)	(3,898)	(11,383)	(75)	(918)	(34)	(511)
Administrative Class	(423)	(1,005)	(139)	(395)	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Other Classes	(992)	(1,890)	(1,030)	(2,787)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(1,306)	$(2,567)	(2,059)	$(5,756)	(63)	$(760)	86	$1,534

	RCM Strategic Growth Fund						RCM Technology Fund
	Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008				Six Months Ended 12/31/2008 (Unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold
Institutional Class	—	$—	—		$—		1,002	$33,452	4,993	$245,938
Administrative Class	—	—	—		—		69	2,252	391	19,049
Class P	1	10	—		—		— *	10	—	—
Other Classes	54	656	154		2,566		1,664	52,843	7,254	339,830
Issued in reinvestment of dividends and distributions
Institutional Class	—	—	6		102		996	22,704	331	16,971
Administrative Class	—	—	—	*	—	*	94	2,115	28	1,451
Class P	—	—	—		—		— *	1	—	—
Other Classes	—	—	3		63		2,055	44,736	673	33,250
Cost of shares redeemed
Institutional Class	—	—	—		—		(1,994)	(66,816)	(3,017)	(139,976)
Administrative Class	—	—	—		—		(148)	(5,174)	(237)	(11,470)
Class P	—	—	—		—		—	—	—	—
Other Classes	(58)	(663)	(31)		(477)		(3,776)	(117,609)	(6,683)	(302,013)
Net increase (decrease) resulting from Fund share transactions	(3)	$3	132		$2,254		(38)	$(31,486)	3,733	$203,030

*	A zero balance may reflect actual amounts rounding to less than one thousand.

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those

12.31.08	Allianz Funds Semiannual Report	51

Notes to Financial Statements   (Cont.)

(Unaudited)

December 31, 2008

contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

9.	PAYMENT FROM AFFILIATES

During the six months ended December 31, 2008 Sub-Adviser reimbursed RCM Technology Fund $17,241 ($.0006 per share) for realized losses resulting from trading errors.

52	Allianz Funds Semiannual Report	12.31.08

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2008

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-adviser for the Funds appearing in this report is RCM Capital Management LLC (“RCM”) (the “Sub-Adviser”).

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements. The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Adviser with respect to the Funds.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Adviser. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Adviser. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by the Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and the Sub-Adviser, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Adviser, noting that the Allianz Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated sub-advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The Trustees also noted the complexities of overseeing the Sub-Adviser and that fee adjustments have been agreed for certain Funds (see below). The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and Sub-Adviser would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Adviser has full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser implements the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Funds and the in-house research capabilities of the Sub-Adviser. They also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed the Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and

12.31.08	Allianz Funds Semiannual Report	53

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements: that the management and oversight services of the Adviser and the services of the Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by the Sub-Adviser to that of each Fund managed by the Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

The Trustees reviewed information showing performance of the RCM Global Resources, Global Small-Cap, International Growth Equity, Large-Cap Growth, Mid-Cap, Small-Cap Growth, Strategic Growth and Technology Funds. Only one and three years of performance were presented for the RCM Global Resources Fund because of its short existence but the comparative information showed that performance was above median for one- and three-year periods. For the RCM Global Small-Cap Fund, performance was below median (in the fourth quartile for the one-year period and in the third quartile for the three- and five-year periods). For the RCM International Growth Equity Fund, performance was below median (in the third quartile) for the one-year period but was above median for the three- and five-year periods. For the RCM Large-Cap Growth Fund, performance was below median (in the third quartile) for all periods. For the RCM Mid-Cap Fund, performance was below median (in the third quartile) for the one- and five-year periods but above median for the three-year period. Only one year of performance information was presented for the RCM Small-Cap Growth and Strategic Growth Funds because of their short existences. For the RCM Strategic Growth Fund, performance was above median for the one-year period. For the RCM Small-Cap Growth Fund, performance was below median (in the third quartile) for the one-year period. For the RCM Technology Fund, performance was above median for all periods.

Based on this and other information, and taking into account the proposed fee waiver or reductions proposed for certain Funds as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and the Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Adviser. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services provided by the Adviser, on the one hand, and the Sub-Adviser, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Adviser to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Adviser by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Adviser to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Adviser to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of

54	Allianz Funds Semiannual Report	12.31.08

a comprehensive program wherein the services cannot readily be separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Funds’ prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees took into account Management’s rationale for why higher administrative fees were justified with respect to international funds or funds with a significant international component, in light of the additional expenses and complexity of administering international investments. The Trustees also considered the Adviser’s agreement that the Funds will share in future cost savings expected to result from new transfer agency arrangements established for the Funds in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

For the RCM International Growth Equity, Large-Cap Growth, and Mid-Cap Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups). For the RCM Global Resources Fund, advisory fees were below median and total expense ratios were above median (in the third quartile) for the retail expense group and below median for the institutional expense group. For the RCM Global Small-Cap, Strategic Growth and Technology Funds advisory fees and total expense ratios were above median (in the fourth quartile) for all expense groups. For the RCM Small-Cap Growth Fund, advisory fees were above median (in the fourth quartile) and the total expense ratio was above median (in the third quartile) for the institutional expense group.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that the advisory fees for the RCM Global Small Cap Fund be reduced by five basis points, for the one-year period ending December 31, 2009. The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Adviser and the costs incurred by the Sub-Adviser in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable although it varied between series of the Trust, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser from its relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from the Sub-Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Sub-Adviser in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that the Funds an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net

12.31.08	Allianz Funds Semiannual Report	55

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

assets. The Trustees considered it appropriate to consider additional breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

56	Allianz Funds Semiannual Report	12.31.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

RCM Capital Management LLC,

4 Embarcadero Center,

San Francisco, CA 94111

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

AZ802SA_24439

•

Allianz Funds

Semiannual Report

DECEMBER 31, 2008

Allianz OCC Renaissance Fund

Share Classes

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended December 31, 2008.

Tight credit conditions, global economic slowing and the high-profile failures of leading financial institutions caused stock prices to fall drastically during the period. No sector or market segment was spared in a stock market decline that ranks among the worst on record. During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy and financials sectors were especially hard hit.

The Standard & Poor’s 500 Index of U.S. stocks returned -28.48% for the period. Value stocks fared better than growth stocks. Large and mid-cap growth stocks underperformed small-caps. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned –32.31%. Its counterpart, the Russell 1000 Value Index, posted a –26.93% return. To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009.

These market conditions are unprecedented and represent a significant setback for equity investors. Your personal financial advisor can help you review your portfolio and recommend a course to follow. Your portfolio should be tailored to your specific financial goals and reflect your individual sensitivity to risk.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

12.31.08	OCC Renaissance Fund Semiannual Report	3

Important Information About the Fund

The inception date on the Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for OCC Renaissance Fund is C, and the A and B shares were first offered in 2/91 and 5/95, respectively. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Fund’s adviser and sub-adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

Allianz Funds (the “Trust”) files complete schedules of the Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888- 877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	OCC Renaissance Fund Semiannual Report	12.31.08

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from 7/1/08 to 12/31/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105. www.allianzinvestors.com, 1-888-877-4626.

12.31.08	OCC Renaissance Fund Semiannual Report	5

Allianz OCC Renaissance Fund

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•
In absolute terms, the Fund’s holdings in financials contributed significantly to declines. Life insurance stocks sustained their worst month in a decade as the value of insurers’ stock and bond reserves declined. The Fund’s position in Genworth Financial weakened in this environment. However, the sector experienced sharp crosscurrents as investors differentiated between financial companies with solid balance sheets, bidding them up, and those that are experiencing severe problems and may not survive, selling them off. Bank holding company Prosperity Bancshares and Mortgage REIT Annaly Capital Management both had limited exposure to problem investments and contributed to absolute performance.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions. To boost confidence and reduce the depth of recession, the Federal Reserve cut benchmark interest rates to historic lows and announced plans to buy some $500 billion in mortgage-backed securities.

•
Exposure to the materials sector detracted. Shares of fertilizer chemicals manufacturer Mosaic fell despite reports that fiscal fourth quarter earnings quadrupled from year-earlier levels and exceeded analyst expectations. The drop reflected concerns over the sustainability of fertilizer demand in the face of a global economic slowdown.

•

Positions in the industrials sector weighed on Fund performance during the period. Shares of French steel tube maker Vallourec fell on the news of downgrades by analysts who acknowledged continued demand and favorable industry positioning but saw minimal upside for the stock given weakness in oil and gas markets.

•
Although every market sector was down for the period, several consumer holdings performed well. Apollo Group, a for-profit educational institution that owns the University of Phoenix, reported favorable quarterly financial results and record enrollments, while tax-services firm H&R Block rose on strong cash flow and the non-cyclical nature of the company’s business.

Sector Breakdown as of 12/31/08*

Financial Services	29.1%
Utilities	15.0%
Technology	8.0%
Healthcare	7.8%
Energy	5.8%
Commercial Services	5.6%
Materials & Processing	4.3%
Consumer Staples	3.2%
Other	14.1%
Cash & Equivalents — net	7.1%
*	% of net assets as of December 31, 2008

6	OCC Renaissance Fund Semiannual Report	12.31.08

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class A	-32.77%	-40.04%	-4.62%	5.26%	9.89%
Allianz OCC Renaissance Fund Class A (adjusted)	-36.46%	-43.33%	-5.69%	4.66%	9.59%
Allianz OCC Renaissance Fund Class B	-33.00%	-40.48%	-5.33%	4.71%	9.61%
Allianz OCC Renaissance Fund Class B (adjusted)	-36.34%	-43.44%	-5.54%	4.71%	9.61%
Allianz OCC Renaissance Fund Class C (adjusted)	-33.67%	-41.08%	-5.34%	4.47%	9.07%
Russell Midcap Value Index	-32.67%	-38.44%	0.33%	4.44%	10.30%
Lipper Multi-Cap Value Fund Average	-29.49%	-38.16%	-2.11%	1.83%	8.02%

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Please see page 4 for more information. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are 1.25% for Class A shares, 2.00% for Class B shares and 2.00% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

* Cumulative return

Cumulative Returns Through December 31, 2008

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$672.30	$670.00	$669.90	$1,019.06	$1,015.27	$1,015.27
Expenses Paid During Period	$5.14	$8.29	$8.29	$6.21	$10.01	$10.01

For each class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Class A, 1.97% for Class B, 1.97% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12.31.08	OCC Renaissance Fund Semiannual Report	7

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex-US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

8	OCC Renaissance Fund Semiannual Report	12.31.08

Index	Description
MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

12.31.08	OCC Renaissance Fund Semiannual Report	9

Benchmark Descriptions  (Cont.)

Index	Description
Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

10	OCC Renaissance Fund Semiannual Report	12.31.08

Schedule of Investments OCC Renaissance Fund	(Unaudited) December 31, 2008

	SHARES	VALUE (000s)

COMMON STOCK—92.5%

AEROSPACE—0.7%
Spirit Aerosystems Holdings, Inc., Class A (d)	560,400	$5,699

CAPITAL GOODS—1.9%
Goodyear Tire & Rubber Co. (d)	857,400	5,119
Pitney Bowes, Inc.	362,000	9,224

		14,343

CHEMICALS—0.7%
Cytec Industries, Inc.	260,700	5,532

COMMERCIAL SERVICES—5.6%
Apollo Group, Inc., Class A (d)	147,500	11,301
H&R Block, Inc.	1,051,000	23,879
Pharmaceutical Product Development, Inc.	264,400	7,670

		42,850

CONSUMER DISCRETIONARY—3.0%
Darden Restaurants, Inc.	175,245	4,938
Family Dollar Stores, Inc.	688,600	17,952

		22,890

CONSUMER SERVICES—1.1%
Weight Watchers International, Inc.	285,600	8,402

CONSUMER STAPLES—3.2%
Clorox Co.	174,200	9,678
Lorillard, Inc.	260,600	14,685

		24,363

ENERGY—5.8%
Comstock Resources, Inc. (d)	79,840	3,773
Energy Transfer Partners L.P.	442,219	15,040
EXCO Resources, Inc. (d)	379,500	3,438
Halliburton Co.	211,500	3,845
National-Oilwell Varco, Inc. (d)	266,000	6,501
PetroHawk Energy Corp. (d)	321,110	5,019
XTO Energy, Inc.	196,241	6,921

		44,537

FINANCIAL SERVICES—29.1%
AFLAC, Inc.	287,900	13,197
Allstate Corp.	386,100	12,649
Ameriprise Financial, Inc.	649,700	15,177
Annaly Capital Management, Inc., REIT	500,000	7,935

Semiannual Report	December 31, 2008	11

Schedule of Investments OCC Renaissance Fund (Cont.)

	SHARES	VALUE (000s)

Assurant, Inc.	483,056	$14,492
Assured Guaranty Ltd. (f)	746,200	8,507
Capital One Financial Corp.	373,000	11,895
CapitalSource, Inc., REIT (f)	1,004,057	4,639
CIT Group, Inc. (f)	1,347,000	6,115
Douglas Emmett, Inc., REIT	884,100	11,546
Genworth Financial, Inc., Class A	1,835,000	5,193
Macerich Co., REIT (f)	436,000	7,918
Nationwide Health Properties, Inc., REIT (f)	562,300	16,149
PartnerRe Ltd.	270,000	19,243
PNC Financial Services Group, Inc.	282,900	13,862
Prosperity Bancshares, Inc. (f)	456,200	13,499
Reinsurance Group of America, Inc. (f)	702,300	30,072
TCF Financial Corp. (f)	537,600	7,344
Zions Bancorporation (f)	193,100	4,733

		224,165

HEALTHCARE—7.8%
Biogen Idec, Inc. (d)	314,900	14,999
DaVita, Inc. (d)	307,400	15,238
Health Net, Inc. (d)	390,000	4,247
Laboratory Corp. of America Holdings (d)	334,700	21,558
United Therapeutics Corp. (d)	63,300	3,959

		60,001

INDUSTRIAL—1.7%
Nalco Holding Co. (f)	1,117,400	12,895

MANUFACTURING—1.2%
Actuant Corp., Class A (f)	498,100	9,474

MATERIALS & PROCESSING—4.3%
PPG Industries, Inc.	259,200	10,998
Precision Castparts Corp.	241,400	14,358
Weyerhaeuser Co.	242,900	7,435

		32,791

TECHNOLOGY—8.0%
Affiliated Computer Services, Inc., Class A (d)	232,400	10,679
Amphenol Corp., Class A	624,867	14,984
ASML Holding NV	472,700	8,542
Ciena Corp. (d)(f)	830,500	5,564
EMC Corp. (d)	715,100	7,487
International Game Technology	1,092,000	12,984
Seagate Technology	386,600	1,713

		61,953

12	Allianz OCC Renaissance Fund

(Unaudited) December 31, 2008

	SHARES		VALUE (000s)
TELECOMMUNICATIONS—0.6%
NII Holdings, Inc., Class B (d)	267,200		$4,858

TRANSPORTATION—2.8%
Union Pacific Corp.	157,583		7,533
UTI Worldwide, Inc.	968,300		13,885

			21,418

UTILITIES—15.0%
Allegheny Energy, Inc.	409,200		13,855
American Electric Power Co., Inc.	578,800		19,262
Entergy Corp.	197,200		16,393
NRG Energy, Inc. (d)(f)	643,500		15,013
PG&E Corp.	515,000		19,936
SCANA Corp.	320,000		11,392
Southern Co.	290,700		10,756
Vectren Corp.	361,800		9,049

			115,656

Total Common Stock (cost—$938,998)			711,827

EXCHANGE-TRADED FUND—0.4%
SPDR Series I Trust (f) (cost—$2,973)	135,900		2,975

SHORT-TERM INVESTMENTS—14.6%

COLLATERAL INVESTED FOR SECURITIES ON LOAN (E)—7.1%
AIM STIT—Government & Agency Portfolio	12,000,000		12,000
BlackRock Liquidity Funds FedFund Portfolio	7,733,291		7,733
Cash Account Trust—Government & Agency Securities Portfolio	12,642,638		12,643

	PRINCIPAL AMOUNT (000S)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.10%	$13,103		8,412
1.868%	15,708		10,084
Gryphon Funding Ltd.,
zero coupon (c)(h)(i)(j)†	7,185	*	3,284
Societe Generale,
zero coupon due 1/2/09	363		363

			54,519

Semiannual Report	December 31, 2008	13

Schedule of Investments OCC Renaissance Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENT—7.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $58,151; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $59,316 including accrued interest (cost—$58,151)	$58,151	$58,151

Total Short-Term Investments (cost—$126,140)		112,670

Total Investments (cost—$1,068,111)—107.5%		827,472

Liabilities in excess of other assets—(7.5)%		(57,945)

Net Assets—100.0%		$769,527

Notes to Schedule of Investments (amounts in thousands):

†	On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).
*	Represents Notional Principal Amount.
(a)	144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(b)	Security in default.
(c)	Fair valued security.
(d)	Non-income producing.
(e)	Securities purchased with cash proceeds from securities on loan.
(f)	All or portion of securities on loan with an aggregate market value of $64,149; cash collateral of $68,024 was received with which the Fund purchased short-term investments.
(g)	Security issued or originally issued by a structured investment vehicle (“SIV”).
(h)	Illiquid security.
(i)	Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.
(j)	No stated maturity date.

Glossary:

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

REIT—Real Estate Investment Trust

14	Allianz OCC Renaissance Fund	See Accompanying Notes

Statement of Assets and Liabilities	December 31, 2008 (Unaudited)

Amounts in thousands, except per share amounts
Assets:
Investments, at value (cost $1,068,111)	$827,472
Contingent receivable from Letter of Credit (see Note 6)	13,470
Receivable for Fund shares sold	4,809
Receivable for investments sold	4,701
Dividends and interest receivable (net of foreign taxes)	1,647
Securities lending interest receivable (net)	47
Total Assets	852,146
Liabilities:
Payable for collateral for securities on loan	67,989
Payable for Fund shares redeemed	10,216
Payable for investments purchased	3,433
Investment advisory fee payable	346
Administration fee payable	247
Distribution fee payable	238
Servicing fee payable	150
Total Liabilities	82,619
Net Assets	$769,527
Net Assets Consist of:
Paid-in-capital	$1,323,722
Undistributed net investment income	1,807
Accumulated net realized loss on investments	(328,494)
Net unrealized depreciation of investments, contingent receivable from Letter of Credit and foreign currency transactions	(227,508)
Total Net Assets	$769,527
Net Assets:
Class A	$330,695
Class B	159,157
Class C	220,702
Other Classes	58,973
Shares Issued and Outstanding:
Class A	31,464
Class B	17,226
Class C	24,276
Other Classes	5,653
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$10.51
Class B	9.24
Class C	9.09
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.

See Accompanying Notes to Financial Statements	12.31.08	OCC Renaissance Fund Semiannual Report	15

Statement of Operations

For the six months ended December 31, 2008 (Unaudited)
Amounts in thousands
Investment Income:
Interest	$257
Dividends, net of foreign withholding taxes	13,929
Security lending income (net)	528
Miscellaneous income	1
Total Income	14,715

Expenses:
Investment advisory fees	2,850
Administration fees	2,020
Distribution fees - Class B	873
Distribution fees - Class C	1,113
Servicing fees - Class A	530
Servicing fees - Class B	291
Servicing fees - Class C	371
Distribution and/or servicing fees - Other Classes	99
Trustees’ fees	99
Interest expense	4
Tax expense	1
Miscellaneous expense	10
Total Expenses	8,261
Reimbursement by manager	(23)
Net Expenses	8,238

Net Investment Income (Loss)	6,477

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(235,823)
Futures contracts and options written	(896)
Foreign currency transactions	84
Net change in unrealized appreciation/depreciation of:
Investments	(198,214)
Futures contracts and options written	506
Contingent receivable from Letter of Credit (see Note 6)	5,444
Foreign currency transactions	(6)
Net Realized and Change in Unrealized Loss	(428,905)

Net Decrease in Net Assets Resulting from Investment Operations	$(422,428)

16	OCC Renaissance Fund Semiannual Report	12.31.08	See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

Amounts in thousands	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008
Decrease in Net Assets from:
Investment Operations:
Net investment income	$6,477	$6,554
Net realized loss on investments and foreign currency transactions	(236,635)	(63,099)
Net change in unrealized appreciation/depreciation of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(192,270)	(182,565)
Net decrease resulting from investment operations	(422,428)	(239,110)
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(5,859)	(1,277)
Class B	(642)	—
Class C	(1,885)	—
Other Classes	(1,034)	(410)
Net realized capital gains
Class A	(41)	(123,507)
Class B	(23)	(105,377)
Class C	(32)	(115,520)
Other Classes	(8)	(30,797)
Total Distributions to Shareholders	(9,524)	(376,888)
Fund Share Transactions:
Net proceeds from the sale of Fund shares	65,676	212,103
Issued in reinvestment of dividends and distributions	8,119	313,158
Cost of shares redeemed	(240,772)	(706,931)
Net increase (decrease) from Fund share transactions	(166,977)	(181,670)
Fund Redemption Fees	1	4
Total Decrease in Net Assets	(598,928)	(797,664)
Net Assets:
Beginning of period	1,368,455	2,166,119
End of period*	$769,527	$1,368,455
*Including undistributed net investment income of:	$1,807	$4,750

See Accompanying Notes to Financial Statements	12.31.08	OCC Renaissance Fund Semiannual Report	17

Financial Highlights

Class A Shares

Per Share Data for the Period Ended:	12/31/2008+	6/30/2008

Net Asset Value Beginning of Period	$15.92	$22.53
Investment Operations:
Net Investment Income (Loss)(a)	0.11	0.15
Net Realized and Change in Unrealized Gain (Loss) on Investments, options written and foreign currency transactions(a)	(5.33)	(2.56)
Total Income (Loss) from Investment Operations	(5.22)	(2.41)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.19)	(0.04)
Net Realized Capital Gains	— (b)	(4.16)
Total Dividends and Distributions	(0.19)	(4.20)
Fund Redemption Fees(a)	— (b)	—	(b)
Net Asset Value End of Period	$10.51	$15.92
Total Return	(32.77)%	(12.94)%
Net Assets End of Period (000s)	$330,695	$536,274
Ratio of Net Expenses to Average Net Assets	1.22%*	1.19	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.65%*	0.78%
Portfolio Turnover Rate	66%	82%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of period net asset value and total return would have been $24.28 and (1.72)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $21.55 and 6.14%, respectively.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

18	OCC Renaissance Fund Semiannual Report	12.31.08	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005		6/30/2004

$21.58		$24.30		$24.71		$17.18

0.07		0.06		—		(0.04)
4.04		1.45		(0.41)		7.57
4.11		1.51		(0.41)		7.53

—		—		—		—
(3.16)		(4.23)		—		—
(3.16)		(4.23)		—		—
—	(b)	—	(b)	—	(b)	—	(b)
$22.53		$21.58	(f)	$24.30	(e)	$24.71
20.30%		6.28	%(f)	(1.66	)%(e)	43.83%
$757,708		$946,613		$1,976,127		$2,375,379
1.23	%(g)	1.25%		1.23	%(c)(d)	1.24	%(c)
0.32%		0.28%		0.01%		(0.17)%
112%		85%		101%		60%

See Accompanying Notes to Financial Statements	12.31.08	OCC Renaissance Fund Semiannual Report	19

Financial Highlights  (Cont.)

Class B Shares

Per Share Data for the Period Ended:	12/31/2008+	6/30/2008

Net Asset Value Beginning of Period	$13.85	$20.25
Investment Operations:
Net Investment Income (Loss)(a)	0.05	—	(b)
Net Realized and Change in Unrealized Gain (Loss) on Investments, options written and foreign currency transactions(a)	(4.62)	(2.24)
Total Income (Loss) from Investment Operations	(4.57)	(2.24)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.04)	—	(b)
Net Realized Capital Gains	— (b)	(4.16)
Total Dividends and Distributions	(0.04)	(4.16)
Fund Redemption Fees(a)	— (b)	—	(b)
Net Asset Value End of Period	$9.24	$13.85
Total Return	(33.00)%	(13.60)%
Net Assets End of Period (000s)	$159,157	$328,870
Ratio of Net Expenses to Average Net Assets	1.97%*	1.94	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.85%*	0.01%
Portfolio Turnover Rate	66%	82%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.78 and (2.42)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $19.80 and 5.38%, respectively.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

20	OCC Renaissance Fund Semiannual Report	12.31.08	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005		6/30/2004

$19.83		$22.80		$23.35		$16.37

(0.08)		(0.10)		(0.17)		(0.19)
3.66		1.36		(0.38)		7.17
3.58		1.26		(0.55)		6.98

—		—		—		—
(3.16)		(4.23)		—		—
(3.16)		(4.23)		—		—
—	(b)	—	(b)	—	(b)	—	(b)
$20.25		$19.83	(f)	$22.80	(e)	$23.35
19.34%		5.53	%(f)	(2.35	)%(e)	42.64%
$581,822		$718,005		$1,082,660		$1,322,887
1.98	%(g)	2.00%		1.98	%(c)(d)	1.99	%(c)

(0.43)%		(0.46)%		(0.74)%		(0.92)%
112%		85%		101%		60%

See Accompanying Notes to Financial Statements	12.31.08	OCC Renaissance Fund Semiannual Report	21

Financial Highlights  (Cont.)

Class C Shares

Per Share Data for the Period Ended:	12/31/2008+	6/30/2008

Net Asset Value Beginning of Period	$13.69	$20.06
Investment Operations:
Net Investment Income (Loss)(a)	0.05	—	(b)
Net Realized and Change in Unrealized Gain (Loss) on Investments, options written and foreign currency transactions(a)	(4.57)	(2.21)
Total Income (Loss) from Investment Operations	(4.52)	(2.21)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.08)	—	(b)
Net Realized Capital Gains	— (b)	(4.16)
Total Dividends and Distributions	(0.08)	(4.16)
Fund Redemption Fees(a)	— (b)	—	(b)
Net Asset Value End of Period	$9.09	$13.69
Total Return	(33.01)%	(13.62)%
Net Assets End of Period (000s)	$220,702	$389,634
Ratio of Net Expenses to Average Net Assets	1.97%*	1.94	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.88%*	0.02%
Portfolio Turnover Rate	66%	82%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.64 and (2.44)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of period net asset value and total return would have been $19.64 and 5.32%, respectively.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

22	OCC Renaissance Fund Semiannual Report	12.31.08	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005		6/30/2004

$19.67		$22.66		$23.21		$16.26

(0.08)		(0.10)		(0.17)		(0.19)
3.63		1.34		(0.38)		7.14
3.55		1.24		(0.55)		6.95

—		—		—		—
(3.16)		(4.23)		—		—
(3.16)		(4.23)		—		—
—	(b)	—	(b)	—	(b)	—	(b)
$20.06		$19.67	(f)	$22.66	(e)	$23.21
19.40%		5.47	%(f)	(2.37	)%(e)	42.74%
$621,339		$752,734		$1,331,633		$1,669,104
1.98	%(g)	2.00%		1.98	%(c)(d)	1.99	%(c)

(0.43)%		(0.46)%		(0.74)%		(0.92)%
112%		85%		101%		60%

See Accompanying Notes to Financial Statements	12.31.08	OCC Renaissance Fund Semiannual Report	23

Notes to Financial Statements

December 31, 2008

(unaudited)

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the A, B and C Classes (the “Retail Classes”) of one of the Funds offered by the Trust. Financial information for Institutional, Administrative, D and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at December 31, 2008. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding derivatives with sold protection. Fund management has determined that FSP has no material impact on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund.

24	OCC Renaissance Fund Semiannual Report	12.31.08

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures established by the Board of Trustees.

The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

Fair Value Measurement.   Effective July 1, 2008 the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to

12.31.08	OCC Renaissance Fund Semiannual Report	25

Notes to Financial Statements  (Cont.)

December 31, 2008 (unaudited)

transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the fund has the ability to access.
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: option adjusted spread pricing and estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s investments carried at value (amounts in thousands):

Investments in Securities
Valuation Inputs
Level 1—Quoted Prices	$714,802
Level 2—Other Significant Observable Inputs	90,890
Level 3—Significant Unobservable Inputs	21,780
Total	827,472
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	32,185
Paydowns	(4,216)
Total realized and unrealized gain (loss)	(6,189)
Ending balance, 12/31/08	21,780

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.   Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of

26	OCC Renaissance Fund Semiannual Report	12.31.08

America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statement of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.   The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $25.

Options Contracts.  The Fund may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

12.31.08	OCC Renaissance Fund Semiannual Report	27

Notes to Financial Statements  (Cont.)

December 31, 2008 (unaudited)

The Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Guarantees and Indemnifications.  Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Short Sales.  The Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales exposes the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.   The Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash

28	OCC Renaissance Fund Semiannual Report	12.31.08

collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $100,543. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

The Fund may lend portfolio securities representing in some cases up to 33 1/3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of the Fund’s assets. See the Schedule of Investments. Cash collateral that the Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Fund’s cash collateral investments are identified in the Schedule of Investments, and the corresponding liabilities are recognized as such in the Statement of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Fund, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedule of Investments identifies investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Fund has limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six months ended December 31, 2008, the Fund’s investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Fund has and may continue to hold these investments in the expectation that the Fund’s return over time will exceed the proceeds of an immediate sale. The relative percentage of the Fund’s illiquid assets may increase as the Fund’s assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

12.31.08	OCC Renaissance Fund Semiannual Report	29

Notes to Financial Statements  (Cont.)

December 31, 2008 (unaudited)

The Fund has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Fund and also bears the cost of most third-party administrative services required by the Fund, and in return it receives from the Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee		Administration Fee
All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
0.60%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
(1)	The total administrative fee rate for Institutional Class and Administrative Class shares of the Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion
(2)	The total administrative fee rate for Class A, B, C, D and R shares of the Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.
(3)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.   Investors in the Fund will be subject to a “Redemption Fee” (based on the total redemption proceed after any applicable contingent deferred sales charges) on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

30	OCC Renaissance Fund Semiannual Report	12.31.08

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Fund is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C, D and R Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25
Class R	0.25	0.25

12.31.08	OCC Renaissance Fund Semiannual Report	31

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $150,421 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

Purchases	Sales
$668,802	$865,645

32	OCC Renaissance Fund Semiannual Report	12.31.08

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	Contracts	Premiums Received
Balance at 6/30/2008	789	$62
Sales	8,253	798
Closing Buys	(4,231)	(434)
Exercises	(25)	(2)
Expirations	(4,786)	(424)
Balance at 12/31/2008	—	$—

6.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.

7.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation(1)
$1,068,111	$15,904	$(256,543)	$(240,639)

12.31.08	OCC Renaissance Fund Semiannual Report	33

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

8.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,726	$48,957	6,855	$120,744
Class B	92	948	695	11,245
Class C	277	2,817	2,439	37,501
Other Classes	1,145	12,954	2,231	42,613
Issued in reinvestment of distributions
Class A	492	5,019	5,949	107,957
Class B	65	585	5,688	90,033
Class C	172	1,513	5,917	92,606
Other Classes	99	1,002	1,260	22,562
Cost of shares redeemed
Class A	(6,442)	(80,113)	(12,753)	(241,862)
Class B	(6,676)	(75,500)	(11,375)	(186,192)
Class C	(4,629)	(49,070)	(10,869)	(173,358)
Other Classes	(2,786)	(36,089)	(5,395)	(105,519)
Net increase (decrease) resulting from Fund share transactions	(14,465)	$(166,977)	(9,358)	$(181,670)

9.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions,

34	OCC Renaissance Fund Semiannual Report	12.31.08

which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

12.31.08	OCC Renaissance Fund Semiannual Report	35

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of the Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreement between the Adviser and the sub-adviser for the Fund (collectively, the “Agreements”). The Sub-Adviser for the Fund appearing in this report is Oppenheimer Capital LLC (“OCC”) (the “Sub-Adviser”).

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Fund are discussed below.

Review Process

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Fund and its investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Adviser with respect to the Fund.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Adviser and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Adviser. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Fund’s investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years.

36	OCC Renaissance Fund Semiannual Report	12.31.08

The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them with respect to each series of the Allianz Funds’ trust, and their determinations were made separately in respect of the Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

Nature, Extent and Quality of Services

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Fund by the Adviser and the Sub-Adviser. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Fund and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by the Sub-Adviser to manage the Fund, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Adviser, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Adviser, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Fund. In addition to considering the Fund’s investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Fund and the Sub-Adviser, noting that the Allianz Funds are multi-manager funds, sub-advised by autonomous, and in one case unaffiliated, sub-advisers. They also took into account the Adviser’s compliance program, and the resources being devoted to compliance including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The trustees also noted the complexities of overseeing the Sub-Adviser and that fee adjustments have been agreed upon to for the Fund (see below). The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Fund given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and Sub-Adviser would be managing the Fund.

The Trustees noted that, pursuant to the Portfolio Management Agreement, the Sub-Adviser has full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Adviser implements the Fund’s investment programs (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of the Fund, constructs the Fund’s portfolios, monitors the Fund’s compliance with investment restrictions, and reports to the Trustees. In addition to considering the Fund’s investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Adviser in managing the Fund and the in-house research capabilities of the Sub-Adviser. They also considered various investment resources available to the Sub-Adviser, including research services acquired with “soft dollars” available to the Sub-Adviser as a result of securities transactions effected for the Fund and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

12.31.08	OCC Renaissance Fund Semiannual Report	37

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited) (Cont.)

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Adviser, the Adviser provides or procures through third-party service providers most administrative services required by the Fund under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Fund, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Fund, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides the Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Fund’s interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Fund and recommended that no action be taken to fundamentally change the Fund’s current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements: that the management and oversight services of the Adviser and the services of the Sub-Adviser are of a nature, extent and quality sufficient for renewal.

Fund Performance

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Fund, including comparisons of the Fund’s investment results with those of peer mutual funds in a performance universe, as selected for the Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison the Fund’s Class A share performance against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered information comparing the performance of funds and institutional accounts managed in a similar manner by the Sub-Adviser to that of the Fund. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for the Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

The Trustees reviewed information showing performance of the OCC Renaissance Fund and the comparative information showed that performance was above median for its performance universe for all periods.

38	OCC Renaissance Fund Semiannual Report	12.31.08

Based on this and other information, and taking into account the proposed fee waiver or reduction proposed for the Fund as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that management and oversight services of the Adviser and the Sub-Adviser are of a nature, extent and quality sufficient for renewal.

Fees and Other Expenses

The Trustees considered the advisory fees paid by the Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Adviser. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of the Fund’s fees and expenses to its Lipper peer group. The Trustees also considered the administrative fee rate paid by the Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Adviser, and the services provided by the Adviser, on the one hand, and the Sub-Adviser, on the other hand; (iv) that the Adviser (and not the Fund) pays the sub-advisory fees; (v) that the Fund pays a unitary fee for non-advisory services, which differentiates the Fund from many in the industry; and (vi) the Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Adviser to institutional and other accounts with investment objectives similar to those of the Fund. The information indicated that the fee rates paid to the Sub-Adviser by the Adviser with respect to the Fund were not necessarily as low as the fee rates charged by the Sub-Adviser to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Adviser to the Fund relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Fund, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by the Fund under the Administration Agreement, including in light of the total expenses of the Fund and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for the Fund and each share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of the Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen of the Trust’s funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Fund’s prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees also considered the Adviser’s agreement that the Fund will share in future cost savings expected to result from new transfer agency arrangements established for the Fund in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

12.31.08	OCC Renaissance Fund Semiannual Report	39

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited) (Cont.)

The Trustees reviewed information provided by Lipper and an independent consultant comparing the Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for two share classes (retail and institutional share classes to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

For the OCC Renaissance Fund, advisory fees were below median, and the total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group.

The Trustees evaluated the Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with the Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that the advisory fees of the OCC Renaissance Fund continue to be reduced by five basis points, for the one-year period ending December 31, 2009. The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in the Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Advisor Agreement represented reasonable compensation to the Adviser and the Sub-Adviser in light of the services provided.

Costs of Services Provided and Profitability

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Adviser and the costs incurred by the Sub-Adviser in providing services to the Fund) and the estimated profitability of the Adviser’s relationship with the Fund, including profitability reports prepared by management detailing the costs of services provided to the Fund by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Fund, each for the fiscal year ended June 30, 2007. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Fund’s independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Fund’s assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to the Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees

40	OCC Renaissance Fund Semiannual Report	12.31.08

concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between series of the Trust, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee is sizeable for certain series of the Trust, but generally not unreasonable under the circumstances.

Possible Fall Out Benefits

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Adviser from its relationship with the Fund, including non-advisory fee compensation to be paid to the Adviser, the Sub-Adviser and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Fund’s distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from the Sub-Adviser about its trading practices and brokerage arrangements, including its policies with respect to research provided to the Sub-Adviser in connection with trade execution for the Fund (soft dollar arrangements). The Trustees also considered the benefits associated with the Fund’s use of a brokerdealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Fund’s securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

Possible Economies of Scale

The Trustees considered the extent to which the Adviser and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider additional breakpoints in the Fund’s administrative fee as a means of sharing any economies of scale with Fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen of the Trust’s funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Fund and its shareholders, and should be approved.

12.31.08	OCC Renaissance Fund Semiannual Report	41

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Adviser

Oppenheimer Capital LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania,

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1055 Broadway,

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ038SA_24438

Allianz Funds Semiannual Report

DECEMBER 31, 2008

International/Sector Stock Funds

Share Classes

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM International Growth Equity Fund

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Wellness Fund

(formerly Allianz RCM Healthcare Fund)

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		16
Schedule of Investments		18
Statements of Assets and Liabilities		32
Statements of Operations		34
Statements of Changes in Net Assets		36
Financial Highlights		40
Notes to Financial Statements		48
Board Approval of Investment Advisory and Portfolio Management Agreements		58

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	18
Allianz NACM Global Fund	7	19
Allianz NACM International Fund	8	20
Allianz NACM Pacific Rim Fund	9	22
Allianz NFJ International Value Fund	10	23
Allianz RCM Global Resources Fund	11	24
Allianz RCM Global Small-Cap Fund	12	25
Allianz RCM International Growth Equity Fund	13	27
Allianz RCM Technology Fund	14	28
Allianz RCM Wellness Fund	15	31

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended December 31, 2008.

The ripple effects of the credit crisis in the United States—including massive financial deleveraging, a crisis of confidence and global recession—sent markets in Europe,  Japan and emerging economies sharply lower during the period. No country, region or market segment was spared in a decline that ranks among the worst on record. Emerging markets, the previous years’ top performers, were especially hard hit in the global selloff.

In a global push to help stem the financial crisis and restore economic growth, major central banks worldwide embarked on a first-ever coordinated reduction in benchmark interest-rates. The U.S. Federal Reserve, European Central Bank, Bank of England, Bank of Canada, Bank of Japan and others announced cuts in target interest rates. Governments worldwide also stepped up efforts to introduce fiscal stimulus packages, including extra spending and tax cuts to stimulate their economies.

During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy, financials and materials sectors were especially hard hit. The Morgan Stanley Capital International All Country World Free Index ex U.S. returned –39.36%. The Standard & Poor’s 500 Index of U.S. stocks returned –28.48%.

These market conditions are unprecedented and represent a significant setback for equity investors. Your personal financial advisor can help you review your portfolio and recommend a course to follow. Your portfolio should be tailored to your specific financial goals and reflect your individual sensitivity to risk.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

Semiannual Report	December 31, 2008	3

Important Information About the Funds

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B or C) is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and C shares were first offered in (month/year): NACM Emerging Markets Opportunities (8/06), NACM Pacific Rim (7/02), RCM Global Resources (3/06), RCM Global Small-Cap (2/02), RCM International Growth Equity (2/02) and RCM Technology (2/02). The oldest share class for RCM Wellness (formerly RCM Healthcare) is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 11/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge [CDSC] which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The World Energy & Materials Composite benchmark appearing in the RCM Global Resources performance table represents the performance of a hypothetical index developed by the Fund’s Sub-Adviser. This composite is derived from the World Energy and World Materials components of the unmanaged MSCI World Index. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month. It is not possible to invest directly in these indices.

Proxy Voting

The Funds’ adviser and each Sub-adviser have adopted written proxy voting policies and procedures (“Proxy policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that each Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that each Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 7/1/08 to 12/31/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2008	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•

The global credit crisis weighed heavily on investors during the second half of 2008, with every country and sector in the benchmark MSCI Emerging Markets Index posting double-digit declines. Losses to the Fund exceeded those to the benchmark, largely as a result of stock selection, particularly among materials and industrials companies.

•	In industrials, holdings in construction and engineering firms Aveng and Orascom Construction and cargo shipper Korea Line were down on mounting economic concerns.

•

In materials, steel companies Evraz Group, ArcelorMittal, Usinas Sider Minas and Metalurgica Gerdau were among the largest detractors from Fund performance. During the period the world price of hot rolled steel fell from a record $1,099/ton in July to $865/ton at the end of October.

•

On a positive note, relative performance in the energy sector was strong. Consistent with the Fund’s bottom-up investment process, the portfolio held underweighted positions in a number of benchmark stocks that fell significantly, including Russia’s Gazprom and Tatneft. Shares in those firms fell more than 75% in the six months ended December 31, 2008.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class A	–52.72%	–58.01%	—	—	9.73%
Allianz NACM Emerging Markets Opportunities Fund Class A (adjusted)	–55.32%	–60.31%	—	—	8.39%
Allianz NACM Emerging Markets Opportunities Fund Class C (adjusted)	–53.33%	–58.71%	—	—	8.90%
MSCI Emerging Markets Index	–47.11%	–53.33%	7.66%	9.02%	8.60%
Lipper Emerging Markets Fund Average	–48.52%	–55.47%	6.04%	9.16%	6.96%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.78% for Class A shares and 2.53% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Brazil	16.2%
China	14.3%
South Korea	12.4%
South Africa	10.0%
Taiwan	8.5%
Hong Kong	7.7%
Mexico	5.3%
Russia	3.7%
Other	18.0%
Cash & Equivalents — net	3.9%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$472.80	$471.20	$1,015.68	$1,011.80
Expenses Paid During Period	$7.02	$9.86	$9.60	$13.49

For each class of the Fund, expenses are equal to the expense ratio for the class (1.89% for Class A and 2.66% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

The Fund’s performance relative to the benchmark MSCI All Country World Index was negatively impacted by stock selection in the industrials, financials and energy sectors during the reporting period. On a country level, stock selections in the U.S. and the U.K. were the worst relative performers.

•

U.K.-based Wellstream Holdings was the largest individual detractor within the Fund. An oil service company, Wellstream designs and manufactures flexible pipeline products and systems for use by the offshore oil and gas industry. The company’s shares fell hard during the second half, as the price of crude oil tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

Guess Inc., a designer, marketer and distributor of casual apparel and accessories for men, women and children, also closed lower. The firm had a difficult fourth quarter, as persistent concerns about the global economic environment and holiday spending drove the stock down by more than half.

•

On a positive note, the Fund benefited by not owning any Russian shares during the reporting period. Stocks in Russia lost nearly three-quarters of their value during the period, depressed by falling energy prices and a war with neighboring Georgia.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class A	–41.07%	–46.01%	–0.05%	—	5.76%
Allianz NACM Global Fund Class A (adjusted)	–44.31%	–48.98%	–1.17%	—	4.84%
Allianz NACM Global Fund Class B	–41.27%	–46.40%	–0.78%	—	4.99%
Allianz NACM Global Fund Class B (adjusted)	–44.20%	–49.07%	–1.09%	—	4.99%
Allianz NACM Global Fund Class C (adjusted)	–41.91%	–46.97%	–0.78%	—	4.98%
MSCI All Country World Index	–35.26%	–42.19%	–0.06%	–0.20%	4.36%
Lipper Global Multi-Cap Growth Fund Average	–38.67%	–45.18%	–0.90%	0.11%	3.30%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.46% for Class A shares, 2.21% for Class B shares and 2.21% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	45.2%
Japan	11.7%
United Kingdom	8.3%
Switzerland	7.7%
France	7.2%
Germany	4.8%
China	2.9%
Spain	2.7%
Other	9.8%
Cash & Equivalents — net	-0.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$589.30	$587.30	$586.80	$1,017.74	$1,013.96	$1,013.96
Expenses Paid During Period	$5.93	$8.92	$8.92	$7.53	$11.32	$11.32

For each class of the Fund, expenses are equal to the expense ratio for the class (1.48% for Class A, 2.23% for Class B, 2.23% for Class C), multiplied by the average account value over the period. multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	7

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in non-U.S. securities.

•

The global credit crisis triggered a broad-based stock market collapse during the second half of 2008. Every sector and country category tracked by the benchmark posted double-digit losses for the period. Fund performance relative to the benchmark was a result of stock selection, particularly in the industrials and materials sectors and in Japan.

•

On a security level, the Fund’s two largest detractors were both commodities companies: Australia-based Rio Tinto and Netherlands-based Royal Dutch Shell. The share price of Rio Tinto, the world’s third-largest mining company, closed sharply lower after a collapse in demand for industrial and precious metals. Royal Dutch Shell, the largest energy producer in Europe, fell after crude oil prices tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

A byproduct of the Fund’s bottom-up investment process, sector exposures also impacted the Fund’s performance. Underweighting in the utilities and health care sectors detracted from returns, while underweighting in the financials and consumer discretionary sectors contributed.

•

The Fund benefited from stock selection in the telecommunication services sector, as positions in France Telecom and Telefonica held up relatively well in a difficult environment. France Telecom was spurred by growth in the French mobile phone market. The stock also benefited from the firm’s decision to abandon efforts at acquiring Swedish telecom firm TeliaSonera.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class A	–39.31%	–46.17%	2.44%	—	3.20%
Allianz NACM International Fund Class A (adjusted)	–42.65%	–49.13%	1.29%	—	2.44%
Allianz NACM International Fund Class C (adjusted)	–40.16%	–47.10%	1.67%	—	2.43%
MSCI EAFE Index	–36.41%	–43.38%	1.66%	0.80%	0.97%
Lipper International Multi-Cap Core Fund Average	–36.28%	–43.02%	1.60%	2.29%	1.23%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.47% for Class A shares and 2.22% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	26.0%
United Kingdom	22.9%
Switzerland	12.0%
France	9.0%
Spain	6.5%
Germany	6.5%
Australia	5.3%
Italy	4.4%
Other	6.6%
Cash & Equivalents — net	0.8%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$606.90	$604.40	$1,017.69	$1,013.91
Expenses Paid During Period	$6.03	$9.06	$7.58	$11.37

For each class of the Fund, expenses are equal to the expense ratio for the class (1.49% for Class A and 2.24% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Pacific Rim Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

•

Relative to its benchmark, the MSCI Pacific Index, the Fund was negatively impacted by stock selection in the materials, financials and industrials sectors. Stock selection in Japan, combined with a rise in the value of the yen, also weighed on the Fund’s results.

•

On a company level, the largest detractors from Fund performance were Australian firms: Incitec Pivot and Rio Tinto. Shares of Incitec Pivot, Australia’s biggest fertilizer producer, retreated in tandem with a sharp decline in global fertilizer prices during the second half of 2008. The firm was among the Fund’s best performers during the first six months of the year. Rio Tinto, the world’s third-largest mining company, closed sharply lower after a collapse in demand for industrial and precious metals.

•

Investors benefited from underweighting and stock selection in the consumer discretionary sector. The strongest contributor within that group was Japan-based Nitori Co. Nitori, a large home furniture retailer, advanced on healthy earnings, in part because appreciation in the yen translated into lower input costs for the firm.

•

Lack of exposure to the consumer electronics firm, Sony, was another point of strength. Sony’s market value fell by more than half between July and December, as the global economic slump forced the firm to shed workers and shutter factories.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class A	–31.91%	–39.47%	7.82%	10.85%	9.09%
Allianz NACM Pacific Rim Fund Class A (adjusted)	–35.65%	–43.05%	6.61%	10.22%	8.53%
Allianz NACM Pacific Rim Fund Class B	–32.19%	–40.18%	7.01%	10.24%	8.55%
Allianz NACM Pacific Rim Fund Class B (adjusted)	–35.53%	–43.12%	6.70%	10.24%	8.55%
Allianz NACM Pacific Rim Fund Class C (adjusted)	–32.85%	–40.77%	7.03%	10.01%	8.27%
MSCI Pacific Index	–31.18%	–36.42%	1.85%	1.85%	1.91%
Lipper Pacific Region Fund Average	–36.18%	–42.92%	3.06%	4.41%	3.87%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.77% for Class A shares, 2.52% for Class B shares and 2.52% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	75.7%
Australia	12.5%
Hong Kong	5.5%
United Kingdom	3.5%
China	1.5%
Taiwan	1.0%
Singapore	0.3%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$680.90	$678.10	$678.20	$1,015.97	$1,012.25	$1,012.25
Expenses Paid During Period	$7.54	$10.70	$10.70	$8.90	$12.67	$12.62

For each class of the Fund, expenses are equal to the expense ratio for the class (1.78% for Class A, 2.53% for Class B, 2.53% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	9

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its assets in the common stocks of non-U.S. companies with market capitalizations of more than $1 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups.

•

International stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. The ripple effects of the credit crisis in the United States—including massive financial deleveraging, a crisis of confidence and global recession—sent markets in Europe, Japan and emerging economies to close the period sharply lower. Central Banks announced cuts in target interest rates and governments worldwide stepped up efforts to introduce fiscal stimulus packages.

•

Fund holdings in the energy sector contributed significantly to declines, as falling oil prices dragged the prices of other fuel sources lower during the period. The effect was particularly difficult for metallurgical coal company Teck Cominco. The company’s shares fell on concerns that it would be unable to repay a bridge loan, used in its $13 billion acquisition of Fording Canadian Coal. The takeover was announced in July, when copper and coal prices were soaring. Since then demand for coal has dissipated.

•	Among industrials companies, shares of Greek Dryships fell on slowing global demand for transporting coal, steel and other dry bulk freight.

•

The falling prices of metals, steel and other Brazilian commodities dragged utilities lower. Shares of Brazil’s biggest water utility, Saneamento de Sao Paulo, fell on slack demand. The company maintained strong cash flow, low leverage and was highly liquid.

•

Among consumer staples stocks, shares of international food retailer Delhaize fell but outperformed the benchmark due to higher profits that beat estimates. Increasingly, cash-strapped consumers chose to eat in rather than dine out to the benefit of grocers.

•

Stock selections among financials boosted returns versus the benchmark. RenaissanceRE Holdings, the leading global provider of catastrophe reinsurance, performed strongly despite hurricane losses. The company said the combination of a difficult hurricane season and financial markets turmoil reinforced Renaissance’s leadership position, given its ability and willingness to pay claims quickly and to provide substantial reinsurance capital.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class A	–41.70%	–44.59%	6.86%	—	13.72%
Allianz NFJ International Value Fund Class A (adjusted)	–44.91%	–47.64%	5.66%	—	12.64%
Allianz NFJ International Value Fund Class C (adjusted)	–42.51%	–45.55%	6.08%	—	12.90%
MSCI All Country World Ex US Index	–39.36%	–45.53%	2.56%	1.90%	8.87%
Lipper International Multi-Cap Value Fund Average	–35.56%	–43.19%	1.55%	2.64%	7.82%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratios are 1.44% for Class A shares and 2.19% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United Kingdom	15.5%
Canada	12.6%
Brazil	10.1%
Japan	7.6%
Bermuda	7.1%
France	6.4%
Mexico	5.2%
Germany	4.9%
Other	27.1%
Cash & Equivalents — net	3.5%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$583.00	$580.40	$1,017.90	$1,014.12
Expenses Paid During Period	$5.79	$8.76	$7.37	$11.17

For each class of the Fund, expenses are equal to the expense ratio for the class (1.45% for Class A and 2.20% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•

World markets for energy and materials performed very poorly during the reporting period, as a result of the worsening global recession and credit crisis. Investor concerns over declining demand pressured commodity prices across the board.

•

During the period, the strongest contributors to relative performance vs. the benchmark were an underweighted position in materials, in particular the metals and mining stocks, and an overweighted position in energy. The best performing stocks on a relative basis included Sunoco, Southwestern Energy, and Burlington Northern.

•	The Fund’s performance within the energy sector was detracted from by an overweighted position in the oil services sector and an underweighted position in major integrated oil and gas companies.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class A	–59.10%	–54.29%	—	—	7.15%
Allianz RCM Global Resources Fund Class A (adjusted)	–61.35%	–56.80%	—	—	5.81%
Allianz RCM Global Resources Fund Class C (adjusted)	–59.57%	–54.99%	—	—	6.39%
MSCI World Index	–33.71%	–40.71%	–0.51%	–0.64%	–1.32%
World Energy & Materials Composite	–47.24%	–42.71%	7.24%	—	6.81%
Lipper Natural Resources Fund Average	–54.73%	–50.58%	7.57%	12.22%	7.24%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.46% for Class A shares and 2.21% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	73.5%
United Kingdom	9.8%
France	4.6%
Switzerland	3.7%
Australia	2.4%
Denmark	1.9%
Brazil	1.6%
Canada	0.8%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual		Hypothetical
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$409.00	$408.10	$1,017.70	$1,013.96
Expenses Paid During Period	$5.24	$7.91	$7.51	$11.32

For each class of the Fund, expenses are equal to the expense ratio for the class (1.48% for Class A and 2.23% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	11

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index.

•

Global small-cap equities continued their precipitous decline during the second half of 2008. The U.S. led financial crisis, which crippled small-cap markets worldwide during the year, led all geographic regions and all ten economic sectors to report negative returns during the period.

•	Volatility hit new highs throughout the quarter and liquidity, particularly in the emerging world. Small caps, which have lighter liquidity by nature, were particularly affected.

•	The Fund’s performance relative to its benchmark was mainly due to stock selection, particularly within the consumer discretionary sector.

•

In consumer discretionary, Russian automaker, Sollers was the largest detractor from the Fund’s performance. Despite Russia surpassing Germany as the largest European auto market in 2008, shares fell sharply in tandem with a broader retracement in Russian small caps.

•

In contrast, an overweighted position in health care contributed positively to Fund performance. HMS Holdings, which delivers cost containment solutions to state medical programs, was a top contributor. Meanwhile, the benefit on Medicaid spending from rising unemployment helped HMS to report a strong third quarter.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class A	–44.54%	–53.24%	–3.06%	3.71%	6.55%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	–47.59%	–55.81%	–4.15%	3.13%	6.04%
Allianz RCM Global Small-Cap Fund Class B	–44.76%	–53.59%	–3.78%	3.13%	6.05%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	–47.53%	–55.91%	–4.13%	3.13%	6.05%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	–45.27%	–54.04%	–3.77%	2.98%	5.78%
MSCI World Small Cap Index	–36.14%	–41.88%	–0.25%	5.10%	3.67%
Lipper Global Small/Mid-Cap Growth Fund Average	–37.91%	–45.12%	–0.72%	3.77%	3.89%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the World Energy & Materials Composite to be the Fund’s performance benchmark. Comparisons to the MSCI World Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.77% for Class A shares, 2.52% for Class B shares and 2.52% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	55.0%
Japan	11.7%
Switzerland	9.8%
United Kingdom	8.3%
Bermuda	2.2%
Netherlands	1.9%
Austria	1.8%
Germany	1.8%
Other	6.5%
Cash & Equivalents — net	1.0%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$554.60	$552.40	$552.80	$1,016.09	$1,012.32	$1,012.32
Expenses Paid During Period	$7.03	$9.95	$9.95	$9.12	$12.90	$12.90

For each class of the Fund, expenses are equal to the expense ratio for the class (1.80% for Class A, 2.55% for Class B, 2.55% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz RCM International Growth Equity Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM International Growth Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of non-U.S. companies.

•

The Fund performed well during the second half of 2008 relative to its peer group, the Lipper International Large-Cap Growth Funds. Among the Lipper peer group, the Fund was in the second quartile in the second half of 2008.

•

The Fund’s performance was attributable to favorable sector allocation while stock selection detracted. Overweightings in health care (pharmaceuticals in particular), consumer staples (food beverage & tobacco) and telecommunication all contributed to Fund performance.

•	The top active contributors to performance were Japanese stocks East Japan Railway and NTT Data Corp, one of Japan’s top information technology providers.

•

Relatively weak performance in the energy and materials sectors detracted from Fund returns. Among top detractors from performance were mining stocks Xstrata and Rio Tinto, as well as energy holding Petrobras Petroleo Brasil, all of which struggled with the global slowdown pushing commodity prices lower.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (05/22/95)
Allianz RCM International Growth Equity Fund Class A	–34.99%	–41.98%	0.98%	–1.73%	3.09%
Allianz RCM International Growth Equity Fund Class A (adjusted)	–38.56%	–45.17%	–0.16%	–2.28%	2.66%
Allianz RCM International Growth Equity Fund Class B	–35.26%	–42.40%	0.22%	–2.25%	2.69%
Allianz RCM International Growth Equity Fund Class B (adjusted)	–38.50%	–45.28%	–0.17%	–2.25%	2.69%
Allianz RCM International Growth Equity Fund Class C (adjusted)	–35.97%	–43.02%	0.22%	–2.47%	2.31%
MSCI EAFE Index	–36.41%	–43.38%	1.66%	0.80%	3.00%
MSCI EAFE Growth Index	–37.62%	–42.70%	1.43%	–1.30%	1.33%
Lipper International Large-Cap Growth Fund Average	–38.53%	–44.78%	0.79%	0.75%	3.69%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the MSCI EAFE Growth Index to be the Fund’s performance benchmark. Comparisons to the MSCI EAFE Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.37% for Class A shares, 2.12% for Class B shares and 2.12% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	23.3%
United Kingdom	16.2%
France	11.9%
Switzerland	11.7%
Netherlands	7.8%
Germany	6.7%
Italy	3.2%
Spain	3.0%
Other	15.0%
Cash & Equivalents — net	1.2%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$650.10	$647.40	$646.70	$1,018.00	$1,014.27	$1,014.27
Expenses Paid During Period	$5.66	$8.72	$8.72	$6.92	$10.67	$10.67

For each class of the Fund, expenses are equal to the expense ratio for the class (1.38% for Class A, 2.13% for Class B, 2.13% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	13

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•

Although many of the Fund’s holdings rebounded during the latter part of the period, the Fund’s performance did suffer in stocks such as Amazon, Activision, Baidu, and many of the Fund’s solar holdings.

•	During the period, the Fund had gains or small losses in such stocks as McAfee, Netease, and Shanda.

•

As we became more cautious during the second half of the year due to concerns regarding the financial markets, a few precautions were beneficial to the Fund. These included the Fund’s higher-than-normal cash level and positive returns from the hedging of risk by writing options against the Fund’s positions.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/27/95)
Allianz RCM Technology Fund Class A	–37.41%	–47.91%	–2.23%	2.60%	9.61%
Allianz RCM Technology Fund Class A (adjusted)	–40.86%	–50.77%	–3.33%	2.02%	9.13%
Allianz RCM Technology Fund Class B	–37.62%	–48.29%	–2.95%	2.05%	9.16%
Allianz RCM Technology Fund Class B (adjusted)	–40.38%	–50.57%	–3.29%	2.05%	9.16%
Allianz RCM Technology Fund Class C (adjusted)	–38.20%	–48.76%	–2.96%	1.82%	8.78%
NASDAQ Composite Index	–31.22%	–40.54%	–4.67%	–3.24%	3.19%
S&P North American Technology Sector Index	–35.49%	–43.33%	–5.38%	–5.24%	3.85%
Lipper Science & Technology Fund Average	–38.63%	–47.83%	–5.87%	–3.56%	3.36%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s portfolio manager considers the Goldman Sachs Technology Index to be the Fund’s performance benchmark. Comparisons to the NASDAQ Composite Index are provided in order to compare the Fund’s performance to the performance of a broad-based securities market index. The Fund’s expense ratios are 1.65% for Class A shares, 2.40% for Class B shares and 2.40% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	75.9%
Telecommunications	5.0%
Consumer Services	5.0%
Aerospace	3.3%
Healthcare	3.1%
Consumer Discretionary	2.7%
Capital Goods	1.8%
Chemicals	1.7%
Other	6.8%
Cash & Equivalents-net	-5.3%
(including options written & securities sold short)

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$625.90	$623.80	$623.50	$1,016.41	$1,013.07	$1,012.09
Expenses Paid During Period	$6.93	$9.99	$9.98	$8.45	$12.14	$12.18

For each class of the Fund, expenses are equal to the expense ratio for the class (1.69% for Class A, 2.44% for Class B, 2.44% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz RCM Wellness Fund (formerly Allianz RCM Healthcare Fund)

(Unaudited)

Portfolio Insights

•	Allianz RCM Wellness Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in wellness related companies.

•

The biggest positive contributor to performance was the Fund’s overweight position in biotechnology. The top three stock-specific contributors to performance in second half of 2008 were all biotechnology names: Amgen, ImClone Systems, and Gilead Sciences.

•

The Fund’s overweight position in ImClone was the second biggest overall contributor to relative performance. Though Gilead ended down overall for the period, the Fund’s overweight position in the stock contributed to relative performance. Solid earnings and negative safety on a competing HIV drug kept the stock stable in otherwise poor market conditions.

•

Another acquisition that contributed positively to performance during the period was the Fund’s overweight position in generic-maker Barr Pharmaceuticals, which rose after being acquired by Teva Pharmaceuticals.

•

The biggest detractor from the Fund’s performance during the period was the overweight position in Thermo Fisher Scientific, which fell over macro-economic fears. The Fund’s overweight position in two small biotechnology companies also detracted from performance. While sentiment was negative for small-cap biotech companies in general, the drop in Human Genome Sciences was in part fueled by safety concerns for its lead pipeline drug Albuferon. Similarly, Amylin Pharmaceuticals fell over concerns about the incidence of pancreatitis with Byetta, its flagship product for diabetes.

•

An underweighted position in the pharmaceutical industry also detracted from Fund’s performance. Avoiding companies such as Pfizer and Novartis detracted from performance, as did an underweight position in Johnson and Johnson.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Wellness Fund Class A	–18.02%	–26.43%	–1.34%	5.43%	8.84%
Allianz RCM Wellness Fund Class A (adjusted)	–22.53%	–30.47%	–2.45%	4.83%	8.33%
Allianz RCM Wellness Fund Class B	–18.35%	–27.00%	–2.08%	4.79%	8.30%
Allianz RCM Wellness Fund Class B (adjusted)	–22.43%	–30.65%	–2.48%	4.79%	8.30%
Allianz RCM Wellness Fund Class C (adjusted)	–19.16%	–27.72%	–2.08%	4.64%	8.03%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	3.20%
S&P 500 Healthcare Index	–11.67%	–22.81%	–0.76%	–0.31%	5.54%
MSCI World Index	–33.71%	–40.71%	–0.51%	–0.64%	2.38%
World Healthcare and Consumer Blended Index	–16.24%	–25.01%	0.75%	0.22%	1.60%
Lipper Health/Biotechnology Fund Average	–14.83%	–22.99%	1.06%	3.85%	6.19%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.5% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 more information. The MSCI World Index and the World Healthcare & Consumer Blended Benchmark replaced the S&P 500 Index and S&P 500 Health Care Index as the Fund’s primary comparative indices because the Adviser believes these benchmarks are more representative of the Fund’s investment strategies, which changed in September 2008. The World Healthcare & Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser and is comprised of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Fund’s expense ratios are 1.52% for Class A shares, 2.27% for Class B shares and 2.27% for Class C shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	78.8%
Consumer Staples	6.4%
Technology	6.2%
Consumer Services	3.0%
Consumer Discretionary	2.0%
Cash & Equivalents — net	3.6%

Annual Fund Operating Expenses	Actual			Hypothetical
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$819.80	$816.50	$816.60	$1,017.64	$1,013.86	$1,013.86
Expenses Paid During Period	$6.88	$10.30	$10.30	$7.63	$11.34	$11.42

For each class of the Fund, expenses are equal to the expense ratio for the class (1.50% for Class A, 2.25% for Class B, 2.25% for Class C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	15

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

16	Allianz Funds

Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index (formerly S&P GSTI Composite Index)	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

Semiannual Report	December 31, 2008	17

Schedule of Investments

NACM Emerging Markets Opportunities Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—90.9%
Brazil—13.0%
Banco Bradesco S.A. ADR	53,500	$528
Banco Itau Holding Financeira S.A. ADR	63,200	733
Centrais Eletricas Brasileiras S.A.	100,000	1,110
Companhia Vale do Rio Doce ADR	114,000	1,381
Petroleo Brasileiro S.A. ADR	56,200	1,376
Petroleo Brasileiro S.A. ADR, Class A	67,300	1,374
Tele Norte Leste Participacoes S.A. ADR	55,300	770
Unibanco—Uniao de Bancos Brasileiros S.A. ADR	12,200	788

		8,060

Chile—1.4%
Empresa Nacional de Electricidad S.A., ADR	16,400	549
Enersis S.A. ADR	25,600	326

		875

China—14.3%
Bank of China Ltd.	2,846,000	784
China Communications Construction Co., Ltd.	154,000	192
China Construction Bank Corp.	2,183,200	1,215
China Life Insurance Co., Ltd.	354,000	1,088
China National Materials Co., Ltd.) (c)	324,000	197
China Petroleum & Chemical Corp., Class H	2,054,000	1,262
Dongfeng Motor Group Co., Ltd.	616,000	201
Harbin Power Equipment Co., Ltd.	168,000	141
Industrial & Commercial Bank of China	4,061,000	2,156
PetroChina Co., Ltd.	778,000	691
Tencent Holdings Ltd.	152,200	989

		8,916

Colombia—0.6%
Ecopetrol S.A.	389,764	348

Egypt—0.2%
Orascom Construction Industries	6,108	154

Hong Kong—7.7%
Chaoda Modern Agriculture	673,120	432
China Agri-Industries Holdings Ltd. (c)	1,598,000	796
China Mobile Ltd.	196,000	1,989
China Pharmaceutical Group Ltd.	524,000	185
China Unicom Ltd.	778,076	946
CNOOC Ltd.	433,000	412

		4,760

India—2.8%
Axis Bank Ltd.	26,760	278
Bharat Heavy Electricals Ltd.	8,480	238
ICICI Bank Ltd. ADR	14,400	277
Infosys Technologies Ltd. ADR	18,800	462
State Bank of India Ltd.	18,967	504

		1,759

Indonesia—0.9%
PT Bank Central Asia Tbk	1,222,000	369
PT Perusahaan Gas Negara	912,500	160

		529

Israel—3.7%
Bank Leumi Le-Israel BM	147,183	310
Bezeq Israeli Telecommunication Corp. Ltd.	155,817	256

	Shares	Value (000s)

Teva Pharmaceutical Industries Ltd. ADR	41,200	$1,754

		2,320

Kuwait—0.5%
Global Investment House KSCC GDR (c)(d)	43,440	278

Malaysia—0.2%
Petronas Gas BHD	41,000	116

Mexico—5.3%
America Movil S.A. de C.V. ADR, Class L	19,700	610
Fomento Economico Mexicano S.A.B. de C.V., Ser. B, UNIT	365,000	1,091
Grupo Carso S.A.B. de C.V., Ser. A1	80,700	213
Grupo Financiero Inbursa S.A., Ser. O	59,150	139
Grupo Mexico S.A. de C.V., Ser. B	262,445	169
Telefonos de Mexico S.A. de C.V. ADR, Class L	52,400	1,097

		3,319

Peru—0.6%
Credicorp Ltd.	7,300	365

Poland—0.4%
Telekomunikacja Polska S.A.	35,813	233

Russia—3.7%
LUKOIL ADR	12,800	410
MMC Norilsk Nickel, ADR	36,200	232
Mobile Telesystems ADR	19,800	528
OAO Gazprom ADR	64,624	931
Vimpelcom ADR	27,300	196

		2,297

South Africa—10.0%
AngloGold Ashanti Ltd., ADR	13,300	369
Aveng Ltd.	188,915	630
Group Five Ltd.	35,362	136
Impala Platinum Holdings Ltd.	23,657	349
MTN Group Ltd.	98,737	1,164
Naspers Ltd.	52,672	953
Remgro Ltd.	64,449	533
Sanlam Ltd.	297,103	546
Sappi Ltd.	34,000	138
Sasol Ltd.	22,841	695
Shoprite Holdings Ltd.	123,175	708

		6,221

South Korea—12.4%
Hite Brewery Co., Ltd. (c)	1,805	240
Hyundai Mobis	5,624	287
Hyundai Motor Co.	11,909	381
Kolon Industries, Inc. (c)	16,810	332
KT&G Corp. (c)	5,358	339
LG Chem Ltd. (c)	5,030	289
LG Corp. (c)	28,850	1,002
LG Telecom Ltd. (c)	75,010	597
POSCO	2,660	808
Samsung Electronics Co., Ltd.	3,529	1,287
Samsung Fire & Marine Insurance Co., Ltd.	7,253	1,102
SK Holdings Co., Ltd.	6,120	470
SK Telecom Co., Ltd.	1,109	184
STX Shipbuilding Co., Ltd.	10,174	105
Yuhan Corp. (c)	1,742	306

		7,729

Taiwan—8.5%
Acer, Inc.	746,000	976
China Development Financial	44,500	10
Chunghwa Telecom Co., Ltd.	332,480	536
Eva Airways Corp. (c)	784,000	181
HTC Corp.	32,000	321
Huaku Development Co., Ltd.	292,500	314
Lite-On Technology Corp.	771,000	507
POU Chen Corp.	849,000	382
Quanta Computer, Inc.	874,990	928

	Shares	Value (000s)

Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	85,100	$672
Uni-President Enterprises Corp.	333,000	295
USI Corp.	562,000	171

		5,293

Thailand—1.9%
PTT Aromatics & Refining PCL	86,200	440
PTT Exploration & Production PCL	151,900	468
PTT PCL	51,700	263

		1,171

Turkey—1.7%
Gubre Fabrikalari T.A.S.	14,267	211
KOC Holding AS (c)	222,506	378
Turk Hava Yollari (c)	132,977	493

		1,082

United Kingdom—1.1%
British American Tobacco PLC (c)	26,170	694

Total Common Stock (cost—$74,005)		56,519

PREFERRED STOCK—3.2%
Brazil—3.2%
Brasil Telecom S.A.	128,800	753
Centrais Eletricas Brasileiras S.A., Class B	34,700	360
Metalurgica Gerdau S.A.	32,000	277
Telemar Norte Leste S.A.	4,200	100
Usinas Siderurgicas de Minas Gerais S.A.	42,675	485

Total Preferred Stock (cost—$3,390)		1,975

WARRANTS (c)—2.0%
	Units
India—0.6%
Bank of India, Expires 5/2/11 (a)	66,215	390

Netherland Antilles—1.4%
Hindustan Unilever Ltd., Expires 12/30/10	97,001	498
ITC Ltd., Expires 1/6/11 (a)	105,974	374

		872

Total Warrants (cost—$1,318)		1,262

Total Investments (cost—$78,713) (b)—96.1%		59,756

Other assets less liabilities—3.9%		2,419

Net Assets—100.0%		$62,175

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $37,472 representing 60.27% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) Non-income producing.

(d) Fair valued security.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

18	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Australia—1.5%
BHP Billiton Ltd.	17,964	$382

Bermuda—1.1%
Esprit Holdings Ltd.	52,400	299
Peace Mark Holdings Ltd. (c)	382,000	— (d)

		299

China—2.9%
China Mobile Ltd.	48,500	492
China Railway Group Ltd. (b)	382,000	267

		759

Finland—1.7%
Sampo Oyj, Ser. A	23,281	441

France—7.2%
Alstom S.A.	8,495	506
BNP Paribas	6,425	277
Ingenico	18,881	294
Neopost S.A.	5,481	497
Vallourec S.A.	2,771	315

		1,889

Germany—4.8%
BAYER AG	7,756	452
Fresenius Medical Care AG & Co. KGaA	8,556	393
RWE AG	4,588	408

		1,253

Italy—2.2%
Finmeccanica SpA	37,928	587

Japan—11.7%
Asics Corp.	67,000	543
Marubeni Corp.	103,000	394
Mitsubishi Estate Co., Ltd.	18,000	297
Mitsubishi UFJ Financial Group, Inc.	94,000	591
Nintendo Co., Ltd.	1,600	612
Nissin Food Products Co., Ltd.	7,400	258
Nitori Co., Ltd.	5,050	393

		3,088

Kuwait—0.5%
Global Investment House KSCC GDR (b)(c)	22,200	142

Netherlands—1.8%
Royal KPN NV	32,555	473

Spain—2.7%
Tecnicas Reunidas S.A.	10,726	283
Telefonica S.A.	19,008	429

		712

Switzerland—7.7%
ACE Ltd.	8,400	445
Aryzta AG (b)(c)	10,984	351
Nestle S.A.	12,963	513
Roche Holdings AG	2,261	350
Transocean Ltd. (b)	7,900	373

		2,032

United Kingdom—8.3%
ARM Holdings PLC	170,722	216
BG Group PLC	29,382	407
Centrica PLC	131,747	507
Croda International	56,965	433
IG Group Holdings PLC	114,221	429
Wellstream Holdings PLC	35,018	180

		2,172

	Shares	Value (000s)
United States—45.2%
Anadarko Petroleum Corp.	11,900	$459
Ansys, Inc. (b)	14,600	407
Apple, Inc. (b)	6,300	538
Bank of New York Mellon Corp.	13,600	385
Best Buy Co., Inc.	16,600	467
Corning, Inc.	45,600	435
Crown Holdings, Inc. (b)	17,000	326
Devon Energy Corp.	3,500	230
Ecolab, Inc.	15,100	531
Exxon Mobil Corp.	6,900	551
Genentech, Inc. (b)	3,500	290
Genzyme Corp. (b)	7,700	511
Guess?, Inc.	23,300	358
Hess Corp.	6,200	333
Hill-Rom Holdings, Inc.	8,000	132
HJ Heinz Co.	10,100	380
JPMorgan Chase & Co.	17,500	552
Kellogg Co.	11,200	491
Lockheed Martin Corp.	5,500	462
Oracle Corp. (b)	27,300	484
Praxair, Inc.	9,300	552
Procter & Gamble Co.	8,300	513
Schering-Plough Corp.	27,200	463
Synthes, Inc.	2,203	279
Target Corp.	13,700	473
Thermo Fisher Scientific, Inc. (b)	8,800	300
Wells Fargo & Co.	19,300	569
XTO Energy, Inc.	11,725	413

		11,884

Total Common Stock (cost—$33,889)		26,113

WARRANTS—1.0%
Taiwan—1.0%
Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (b) (cost—$683)	137,824	269

Total Investments (cost—$34,572) (a)—100.3%		26,382

Liabilities in excess of other assets—(0.3)%		(66)

Net Assets—100.0%		$26,316

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $13,198, representing 50.15% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair valued security.

(d) Amount less than $500.

Glossary:
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	19

Schedule of Investments

NACM International Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.2%
Australia—5.3%
BHP Billiton Ltd.	126,497	$2,687
CSL Ltd.	79,450	1,874
Foster’s Group Ltd.	278,651	1,072
National Australia Bank Ltd.	66,328	975
Newcrest Mining Ltd.	43,450	1,034
QBE Insurance Group Ltd.	29,277	529
Westpac Capital Corp.	91,381	1,096

		9,267

Bermuda—0.2%
Seadrill Ltd.	50,100	408

China—0.4%
Industrial & Commercial Bank of China	1,163,000	617

Finland—0.7%
Sampo Oyj, Ser. A	63,794	1,207

France—9.0%
Alstom S.A.	24,302	1,448
France Telecom S.A.	118,422	3,301
Gaz De France	21,323	1,059
Sanofi-Aventis	25,369	1,623
SCOR SE	33,562	761
Societe Generale	10,508	533
Total S.A.	69,506	3,821
Unibail-Rodamco, REIT	5,213	779
Vallourec S.A.	12,394	1,409
Vinci S.A.	10,976	463
Vivendi Universal S.A.	13,158	429

		15,626

Germany—6.5%
BASF	51,278	1,992
Bayerische Motoren Werke AG	16,774	515
DaimlerChrysler AG	13,513	515
Deutsche Bank AG (d)	26,265	1,039
Deutsche Telekom AG	70,820	1,071
E.ON AG	50,840	1,996
Muenchener Rueckversicherungs- Gesellschaft AG	5,413	841
RWE AG	13,869	1,232
SAP AG	12,657	459
Siemens AG	21,177	1,594

		11,254

Hong Kong—0.8%
CLP Holdings Ltd.	131,000	890
Swire Pacific Ltd.	70,000	485

		1,375

Italy—4.4%
Assicurazioni Generali SpA	35,744	987
Enel SpA	373,670	2,407
Eni SpA	139,624	3,360
Finmeccanica SpA	55,930	866

		7,620

Japan—26.0%
Bank of Kyoto Ltd.	56,000	628
Canon, Inc.	26,400	836
Chubu Electric Power Co., Inc.	20,300	618
Chugoku Bank Ltd.	29,000	448
Don Quijote Co., Ltd.	21,000	419
East Japan Railway Co. (e)	190	1,463
FamilyMart Co., Ltd.	44,600	1,937
Fast Retailing Co., Ltd.	18,300	2,685
Fujitsu Ltd.	263,000	1,279
Hitachi Ltd.	75,000	291
Honda Motor Co., Ltd.	35,300	752
Kao Corp.	16,000	486

	Shares	Value (000s)

Kinden Corp.	46,000	$416
Leopalace21 Corp.	44,200	448
Mitsubishi Corp.	28,300	401
Mitsubishi Heavy Industries Ltd.	304,000	1,359
Mitsubishi UFJ Financial Group, Inc.	201,600	1,267
Mitsui OSK Lines Ltd.	101,000	624
Mitsui Sumitomo Insurance Group Holdings, Inc.	39,000	1,240
Mizuho Financial Group, Inc. (e)	217	618
Nintendo Co., Ltd.	3,900	1,490
Nippon Meat Packers, Inc.	38,000	578
Nippon Paper Group, Inc. (e)	151	620
Nippon Steel Corp.	143,000	470
Nippon Telegraph & Telephone Corp. (e)	341	1,851
Nissin Food Products Co., Ltd.	20,900	728
NTT Data Corp.	123	496
NTT DoCoMo, Inc.	472	929
OJI Paper Co., Ltd.	118,000	694
Osaka Gas Co., Ltd.	285,000	1,318
Panasonic Corp.	96,000	1,180
Rakuten, Inc. (b)	2,362	1,504
Ricoh Co., Ltd.	104,000	1,333
Rinnai Corp.	13,200	518
Sapporo Holdings Ltd.	160,000	1,013
Seven & I Holdings Co., Ltd.	54,000	1,856
Sompo Japan Insurance, Inc.	135,000	1,000
Sumitomo Trust & Banking Co., Ltd.	91,000	538
Suruga Bank Ltd.	40,000	397
Takeda Pharmaceutical Co., Ltd.	27,600	1,439
Tokio Marine Holdings, Inc.	18,300	542
Tokyo Electric Power Co., Inc.	69,600	2,323
Tokyo Gas Co., Ltd.	276,000	1,399
Toyo Suisan Kaisha Ltd.	42,000	1,210
Toyota Motor Corp.	26,100	863
Yamazaki Baking Co., Ltd.	41,000	631

		45,135

Luxembourg—0.5%
ArcelorMittal	35,881	870

Netherlands—2.2%
European Aeronautic Defence & Space Co. NV	77,217	1,308
Koninklijke Ahold NV	34,266	422
Royal KPN NV	46,170	671
SBM Offshore NV	41,238	538
Unilever NV	38,516	934

		3,873

Norway—0.2%
Yara International ASA	15,000	330

Spain—6.5%
ACS Actividades Construcciones y Servicios S.A. (d)	18,517	860
Banco Bilbao Vizcaya Argentaria S.A.	135,515	1,679
Banco Santander Central Hispano S.A.	179,496	1,734
Mapfre S.A. (e)	692,849	2,363
Telefonica S.A.	206,592	4,663

		11,299

Sweden—1.6%
Loomis AB (b)	31,634	196
Nordea Bank AB (d)	89,600	639
Securitas AB, Ser. B	158,200	1,332
Telefonaktiebolaget LM Ericsson, Ser. B	66,000	514

		2,681

	Shares	Value (000s)

Switzerland—12.0%
ABB Ltd. (b)	61,976	$945
Actelion Ltd. (b)	40,625	2,298
Credit Suisse Group	14,962	419
Nestle S.A.	125,020	4,951
Novartis AG	75,558	3,784
Roche Holdings AG	15,183	2,351
Swisscom AG	1,729	561
Syngenta AG	9,271	1,801
UBS AG (b)	57,003	829
Zurich Financial Services AG	13,529	2,956

		20,895

United Kingdom—22.9%
Anglo American PLC	45,194	1,055
AstraZeneca PLC	92,123	3,769
BAE Systems PLC	412,175	2,243
BG Group PLC	99,647	1,379
BHP Billiton PLC	58,120	1,127
BP PLC	305,541	2,359
British American Tobacco PLC	134,141	3,499
Compass Group PLC	259,102	1,292
Diageo PLC	118,342	1,663
Drax Group PLC	49,546	402
GlaxoSmithKline PLC	168,782	3,139
HSBC Holdings PLC	210,400	2,088
Imperial Tobacco Group PLC	33,847	904
National Grid PLC	51,060	505
Reckitt Benckiser Group PLC	16,037	601
Reed Elsevier PLC	51,100	375
Rio Tinto PLC	22,679	504
Royal Dutch Shell PLC, Class A	46,627	1,225
Royal Dutch Shell PLC, Class B	173,756	4,405
RSA Insurance Group PLC	947,895	1,889
Smith & Nephew PLC	251,166	1,604
Smiths Group PLC	32,242	414
Standard Chartered PLC	53,726	688
Unilever PLC	32,295	742
Vodafone Group PLC	862,179	1,765

		39,636

Total Common Stock (cost—$199,339)		172,093

SHORT-TERM INVESTMENTS—2.5%
Collateral Invested for Securities on Loan (c)—1.4%
AIM STIT—Government & Agency Portfolio	1,000,000	1,000
BlackRock Liquidity Funds FedFund Portfolio	23,828	24
Cash Account Trust—Government & Agency Securities Portfolio	1,509,793	1,510

		2,534

20	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

NACM International Fund

December 31, 2008 (unaudited)

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $1,865; collateralized by Federal Home Loan Bank Discount Note, 2.76% due 2/11/09, valued at $1,904 including accrued interest (cost—$4,399)	$1,865	$1,865

Total Short-Term Investments (cost—$203,738)		4,399

Total Investments (cost—$203,738) (a)—101.7%		176,492

Liabilities in excess of other assets—(1.7)%		(3,021)

Net Assets—100.0%		$173,471

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $166,047, representing 95.72% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $2,423; cash collateral of $2,547 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	21

Schedule of Investments

NACM Pacific Rim Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.0%
Australia—12.5%
ABB Grain Ltd.	90,003	$482
AMP Bank Ltd.	241,123	919
Ansell Ltd.	52,874	463
Australia & New Zealand Banking Group Ltd.	137,611	1,486
BHP Billiton Ltd.	230,528	4,897
Cochlear Ltd.	25,217	977
CSL Ltd.	253,335	5,974
Foster’s Group Ltd.	433,558	1,667
Incitec Pivot Ltd.	849,799	1,490
Lion Nathan Ltd.	81,248	467
Westpac Capital Corp.	253,272	3,038
Woolworths Ltd.	52,129	972

		22,832

China—1.5%
Anhui Conch Cement Co., Ltd. (b)	216,000	1,005
China Railway Group Ltd. (b)	1,687,000	1,179
ZTE Corp.	192,800	509

		2,693

Hong Kong—5.5%
China Mobile Ltd.	44,500	451
China Unicom Ltd.	370,000	450
Hong Kong & China Gas Co., Ltd.	2,544,300	3,858
Hong Kong Electric Holdings	847,000	4,769
Sun Hung Kai Properties Ltd.	62,000	522

		10,050

Japan—75.7%
Ariake Japan Co., Ltd.	33,300	628
Astellas Pharma, Inc.	133,000	5,444
Benesse Corp.	9,900	433
Canon, Inc.	20,400	646
Capcom Co., Ltd.	47,400	1,072
Daiichi Sankyo Co., Ltd.	150,500	3,559
Daiseki Co., Ltd.	24,800	469
East Japan Railway Co. (e)	753	5,797
EPS Co., Ltd. (d)	377	1,623
Hitachi Construction Machinery Co., Ltd. (d)	62,200	744
Japan Steel Works Ltd.	244,000	3,416
Japan Tobacco, Inc.	1,286	4,260
KDDI Corp.	623	4,448
Kirin Brewery Co., Ltd.	132,000	1,755
Marubeni Corp.	879,000	3,365
Mitsubishi Corp.	137,500	1,948
Mitsubishi Electric Corp.	398,000	2,494
Mitsubishi UFJ Financial Group, Inc.	974,500	6,125
Mitsui & Co., Ltd.	129,000	1,326
Mitsui Fudosan Co., Ltd.	97,000	1,617
Mitsui Sumitomo Insurance Group Holdings, Inc.	46,700	1,485
Mizuho Financial Group, Inc. (d)(e)	654	1,864
Nikon Corp.	79,000	948
Nintendo Co., Ltd.	27,200	10,394
Nippon Telegraph & Telephone Corp. (e)	1,035	5,617
Nitori Co., Ltd.	119,950	9,335
Nomura Holdings, Inc.	258,900	2,156
Olympus Corp.	17,000	340
Osaka Gas Co., Ltd.	412,000	1,905
Sankyo Co., Ltd.	26,100	1,317
Secom Co., Ltd.	61,600	3,179
Seven & I Holdings Co., Ltd.	67,200	2,310
Shinko Securities Co., Ltd.	585,000	1,284
Softbank Corp.	97,500	1,771
Sumitomo Corp.	284,500	2,523

	Shares	Value (000s)

Sumitomo Metal Industries Ltd.	557,000	$1,376
Sumitomo Mitsui Financial Group, Inc. (e)	1,280	5,128
Suzuki Motor Corp.	45,000	629
T&D Holdings, Inc.	27,900	1,181
Takeda Pharmaceutical Co., Ltd.	18,700	975
Tokai Tokyo Securities Co., Ltd.	481,000	1,331
Tokio Marine Holdings, Inc.	27,300	809
Tokyo Electric Power Co., Inc.	169,500	5,658
Towa Pharmaceutical Co., Ltd. (d)	116,600	5,178
Toyo Suisan Kaisha Ltd.	22,000	634
Toyo Tanso Co., Ltd. (d)	46,000	1,777
Toyota Motor Corp.	83,400	2,757
Unicharm Corp.	53,200	4,002
Unicharm Petcare Corp. (d)	36,400	1,354
West Japan Railway Co.	1,301	5,928
Yakult Honsha Co., Ltd.	78,800	1,686
Yamada Denki Co., Ltd.	6,650	465

		138,465

Singapore—0.3%
DBS Group Holdings Ltd.	78,000	459

Taiwan—1.0%
Ardentec Corp.	35,359	14
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (d)	236,486	1,868

		1,882

United Kingdom—3.5%
HSBC Holdings PLC	543,600	5,395
Standard Chartered PLC	81,500	978

		6,373

Total Common Stock (cost—$226,887)		182,754

RIGHTS—0.0%
Singapore—0.0%
DBS Group Holdings Ltd (b)(e) (cost—$196)	39,000	81

SHORT-TERM INVESTMENTS—5.0%
Collateral Invested for Securities on Loan (c)—4.8%
AIM STIT—Government & Agency Portfolio	2,000,000	2,000
BlackRock Liquidity Funds FedFund Portfolio	782,007	782
Cash Account Trust—Government & Agency Securities Portfolio	5,917,046	5,917
	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$30	30

		8,729

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—0.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $364; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $375 including accrued interest (cost—$364)	$364	$364

Total Short-Term Investments (cost—$9,093)		9,093

Total Investments (cost—$236,176) (a)—105.0%		191,928

Liabilities in excess of other assets—(5.0)%		(9,135)

Net Assets—100.0%		$182,793

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $162,480, representing 88.89% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $8,310; cash collateral of $8,728 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
ADR—American Depositary Receipt

22	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ International Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.5%
Belgium—2.6%
Etablissements Delhaize Feres ET CIE ADR	400,000	$25,176

Bermuda—7.1%
Covidien Ltd.	230,500	8,353
Ingersoll-Rand Co., Ltd., Class A	1,656,400	28,739
RenaissanceRe Holdings Ltd.	600,000	30,936

		68,028

Brazil—10.1%
Cia Paranaense de Energia ADR (c)	1,500,000	15,810
Companhia de Saneamento Basico do Estado de Sao Paulo ADR (c)	1,469,700	35,581
Petroleo Brasileiro S.A. ADR	771,000	18,882
Tele Norte Leste Participacoes S.A. ADR	1,200,000	16,704
Votorantim Celulose e Papel S.A. ADR (a)(c)	1,300,000	10,309

		97,286

Canada—12.6%
Agrium, Inc.	600,000	20,478
Canadian Pacific Railway Ltd.	500,000	16,810
Magna International, Inc., Class A (c)	310,300	9,287
Methanex Corp. (c)	206,000	2,316
Nexen, Inc. (c)	1,433,000	25,192
Petro-Canada	1,150,000	25,174
TransCanada Corp. (c)	800,000	21,712

		120,969

Colombia—1.9%
BanColombia S.A. ADR	777,500	18,155

Finland—0.9%
Nokia Corp. ADR (c)	575,000	8,970

France—6.4%
Air France-KLM ADR	514,200	6,772
AXA S.A. ADR	1,400,000	31,458
France Telecom S.A. ADR	845,400	23,730

		61,960

Germany—4.9%
BASF SE ADR	576,900	22,085
Deutsche Bank AG (c)	500,000	20,345
SAP AG ADR	133,500	4,855

		47,285

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR	200,000	8,514

Japan—7.6%
Canon, Inc. ADR (c)	718,000	22,545
Mitsui & Co., Ltd. ADR	141,600	29,029
Nissan Motor Co., Ltd. ADR (c)	1,783,800	12,986
Sony Corp. ADR	382,600	8,368

		72,928

Korea (Republic of)—2.5%
SK Telecom Co., Ltd. ADR	1,300,000	23,634

Luxembourg—2.6%
Tenaris S.A. ADR	881,000	18,483
Ternium S.A. ADR (c)	700,000	5,999

		24,482

	Shares	Value (000s)

Marshall Islands—1.2%
Teekay Shipping Corp.	600,000	$11,790

Mexico—5.2%
Cemex S.A. de C.V. ADR (a)	1,953,300	17,853
Coca-Cola Femsa S.A. de C.V. ADR	734,200	31,945

		49,798

Netherlands—4.1%
Aegon NV	1,200,000	7,260
ING Groep NV ADR	1,350,000	14,985
Royal Dutch Shell PLC ADR	331,300	17,539

		39,784

Norway—3.1%
Statoilhydro ASA ADR	1,800,000	29,988

South Africa—3.8%
Sasol Ltd. ADR	1,200,000	36,396

Sweden—1.4%
Volvo AB ADR	2,500,000	13,562

Taiwan—2.1%
Siliconware Precision Industries Co. ADR (c)	4,506,100	20,097

United Kingdom—15.5%
AstraZeneca PLC ADR (c)	634,600	26,038
British American Tobacco PLC ADR	360,000	19,058
Diageo PLC ADR	316,000	17,930
GlaxoSmithKline PLC ADR	500,000	18,635
HSBC Holdings PLC ADR (c)	605,600	29,475
Pearson PLC ADR	1,013,700	9,671
Unilever PLC ADR	900,000	20,718
United Utilities Group PLC ADR (c)	405,681	7,535

		149,060

Total Common Stock (cost—$1,430,889)		927,862

SHORT-TERM INVESTMENTS—8.8%
Collateral Invested for Securities on Loan (b)—5.2%
AIM STIT—Government & Agency Portfolio	7,000,000	7,000
BlackRock Liquidity Funds FedFund Portfolio	21,710,985	21,711
Cash Account Trust—Government & Agency Securities Portfolio	20,966,025	20,966
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$216	216

		49,893

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—3.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $34,482; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $35,174 including accrued interest (cost—$34,482)	$34,482	$34,482

Total Short-Term Investments (cost—$84,375)		84,375

Total Investments (cost—$1,515,264)—105.3%		1,012,237

Liabilities in excess of other assets—(5.3)%		(51,164)

Net Assets—100.0%		$961,073

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $47,961; cash collateral of $49,964 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	23

Schedule of Investments

RCM Global Resources Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.3%
Australia—2.4%
BHP Billiton Ltd.	24,200	$514

Brazil—1.6%
Petroleo Brasileiro S.A. ADR	14,135	346

Canada—0.8%
Suncor Energy, Inc.	9,187	176

Denmark—1.9%
Vestas Wind Systems A/S (b)	7,000	412

France—4.6%
Total S.A. ADR	17,840	987

Switzerland—3.7%
Transocean Ltd. (b)	16,840	796

United Kingdom—9.8%
BG Group PLC	18,710	259
BP PLC ADR	19,740	922
Royal Dutch Shell PLC ADR	17,845	945

		2,126

United States—73.5%
Anadarko Petroleum Corp.	14,940	576
Arch Coal, Inc.	26,355	429
Arena Resources, Inc. (b)	21,000	590
Burlington Northern Santa Fe Corp.	5,035	381
Carrizo Oil & Gas, Inc. (b)	13,495	217
Chevron Corp.	6,410	474
Concho Resources, Inc. (b)	13,945	318
Consol Energy, Inc.	7,740	221
Devon Energy Corp.	11,780	774
Diamond Offshore Drilling, Inc.	9,180	541
Ecolab, Inc.	16,950	596
EOG Resources, Inc.	8,005	533
Exxon Mobil Corp.	16,630	1,327
Goodrich Petroleum Corp. (b)	20,055	601
Marathon Oil Corp.	33,890	927
Monsanto Co.	5,165	363
National-Oilwell Varco, Inc. (b)	8,500	208
Newfield Exploration Co. (b)	11,675	231
Noble Energy, Inc.	10,545	519
Nucor Corp.	5,645	261
Peabody Energy Corp.	14,760	336
PetroHawk Energy Corp. (b)	33,595	525
Schlumberger Ltd.	18,955	802
Smith International, Inc.	9,340	214
Southwestern Energy Co. (b)	46,245	1,340
Sunoco, Inc.	12,950	563
U.S. Steel Corp.	8,840	329
Valero Energy Corp.	31,105	673
Weatherford International Ltd. (b)	38,330	415
XTO Energy, Inc.	17,205	607

		15,891

Total Common Stock (cost—$29,507)		21,248

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—2.7%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $583; collateralized by Federal Home Loan Bank, 0.501% due 3/31/09, valued at $599 including accrued interest (cost—$583)	$583	$583

Total Investments (cost—$30,090) (a)—101.0%		21,831

Liabilities in excess of other assets—(1.0)%		(214)

Net Assets—100.0%		$21,617

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $1,185, representing 5.48% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

24	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Small-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.0%
Austria—1.8%
Andritz AG	17,192	$454
Flughafen Wien AG	9,525	429
Intercell AG (b)	15,755	496

		1,379

Bermuda—2.2%
Argo Group International Holdings Ltd. (b)	23,902	811
Hiscox Ltd.	40,575	202
Lazard Ltd., Class A	21,013	625
Peace Mark Holdings Ltd. (e)	932,000	—(f)

		1,638

Brazil—0.9%
Gafisa S.A.	95,480	429
Klabin Segall S.A.	232,740	235

		664

British Virgin Islands—0.6%
UTI Worldwide, Inc.	29,670	425

China—0.7%
China Dongxiang Group Co.	2,016,000	493

Germany—1.8%
Nordex AG (b)	34,359	500
Rhoen Klinikum AG	30,345	733
Software AG	2,470	141

		1,374

Greece—1.0%
Hellenic Exchanges S.A. Holding	48,251	377
JUMBO S.A.	70,334	411

		788

Ireland—1.2%
Icon PLC ADR (b)	45,578	897

Italy—1.0%
Ansaldo STS SpA	53,855	763

Japan—11.7%
Capcom Co., Ltd.	19,240	435
Daihatsu Diesel Manufacturing Co., Ltd.	131,000	846
Daiseki Co., Ltd.	32,000	605
Ferrotec Corp.	30,200	381
JFE Shoji Holdings, Inc.	126,000	390
Jupiter Telecommunications Co., Ltd.	974	1,014
Mitsui Sugar Co., Ltd.	154,900	593
Moshi Moshi Hotline, Inc.	19,600	528
Musashino Bank Ltd.	21,500	840
Nichi-iko Pharmaceutical Co., Ltd.	20,660	639
Nipro Corp.	42,300	744
NPC, Inc.	13,500	688
Ulvac, Inc.	36,550	562
Unicharm Petcare Corp.	16,900	629

		8,894

Netherlands—1.9%
Aalberts Industries NV	67,870	482
Nutreco Holding NV	19,235	632
Sligro Food Group NV	15,820	330

		1,444

Russia—0.6%
Severstal-Avto	34,020	221
Veropharm (b)	21,550	210

		431

Singapore—0.0%
Tat Hong Holdings Ltd. (b)	68,200	2

	Shares	Value (000s)

Spain—0.5%
Viscofan S.A.	21,255	$423

Switzerland—9.8%
Aryzta AG (b)(e)	25,905	835
Bank Sarasin & Cie AG	29,915	893
Banque Cantonale Vaudoise	2,264	682
BKW FMB Energie AG	9,196	888
Romande Energie Holding S.A.	604	1,134
Schulthess Group	19,386	769
St. Galler Kantonalbank	2,492	906
Temenos Group AG (b)	50,375	680
Winterthur Technologie AG	20,121	642

		7,429

United Kingdom—8.3%
BBA Aviation PLC	314,325	314
Beazley Group PLC	110,040	218
Carillion PLC	179,385	647
Chemring Group PLC	19,110	540
Dana Petroleum PLC (b)	52,845	760
Intermediate Capital Group PLC	30,445	285
JKX Oil & Gas PLC	141,685	380
Kier Group PLC	35,000	457
Moneysupermarket.com Group PLC	770,001	592
Persimmon PLC	164,860	551
QinetiQ PLC	232,430	536
Restaurant Group PLC	448,640	691
Wellstream Holdings PLC	64,905	334

		6,305

United States—55.0%
ADC Telecommunications, Inc. (b)	59,130	323
Affiliated Managers Group, Inc. (b)	11,545	484
Airgas, Inc.	25,435	992
Alberto-Culver Co.	27,112	664
Alexandria Real Estate Equities, Inc., REIT	9,200	555
Alliance Imaging, Inc. (b)	56,602	451
American Eagle Outfitters, Inc.	55,432	519
American Public Education, Inc. (b)	18,348	682
Arena Resources, Inc. (b)	23,478	659
Atlas Air Worldwide Holdings, Inc. (b)	36,297	686
Avista Corp.	45,862	889
Blackboard, Inc. (b)	16,302	428
Boston Private Financial Holdings, Inc.	44,820	307
Capella Education Co. (b)	13,882	816
Carrizo Oil & Gas, Inc. (b)(d)	36,625	590
Celera Corp. (b)	38,980	434
Central European Distribution Corp. (b)	26,708	526
Central European Media Enterprises Ltd., Class A (b)(d)	20,254	440
City National Corp.	12,162	592
Clean Harbors, Inc. (b)	11,586	735
Comtech Telecommunications Corp. (b)	10,810	495
Concho Resources, Inc. (b)	19,156	437
Core Laboratories NV	8,021	480
Corinthian Colleges, Inc. (b)	26,915	441
Corporate Office Properties Trust, REIT	31,386	964
Deckers Outdoor Corp. (b)	10,296	822
DTS, Inc. (b)	32,046	588
Factset Research Systems, Inc. (d)	22,227	983
Flowers Foods, Inc.	22,304	543
Gartner, Inc. (b)	29,685	529
Geo Group, Inc. (b)	33,917	611
GFI Group, Inc.	110,513	391
Goodrich Petroleum Corp. (b)(d)	7,878	236
Gymboree Corp. (b)	24,522	640
Hansen Natural Corp. (b)	20,614	691
Harsco Corp.	30,091	833
HMS Holdings Corp. (b)(d)	20,291	640
Illumina, Inc. (b)(d)	26,578	692

	Shares	Value (000s)

JDA Software Group, Inc. (b)	50,358	$661
Kaydon Corp.	11,837	407
MedAssets, Inc. (b)(d)	28,565	417
Mettler Toledo International, Inc. (b)	9,001	607
Microsemi Corp. (b)	40,941	517
Monolithic Power Systems, Inc. (b)	66,212	835
MSC Industrial Direct Co., Class A	16,360	603
Natus Medical, Inc. (b)	38,909	504
NTELOS Holdings Corp.	20,965	517
ON Semi-conductor Corp. (b)	197,810	673
Packaging Corp. of America	40,740	548
Parexel International Corp. (b)	55,505	539
Parker Drilling Co. (b)	88,209	256
PrivateBancorp, Inc. (d)	27,194	883
Progress Software Corp. (b)	26,891	518
Psychiatric Solutions, Inc. (b)	26,501	738
Quanta Services, Inc. (b)	37,527	743
Rex Energy Corp. (b)	119,100	350
Silgan Holdings, Inc.	20,870	998
Snap-On, Inc.	24,046	947
Solera Holdings, Inc. (b)	36,474	879
Spartan Stores, Inc.	35,951	836
Stanley, Inc. (b)	24,255	878
Stifel Financial Corp. (b)	15,224	698
Sun Healthcare Group, Inc. (b)	72,547	642
United Therapeutics Corp. (b)	8,213	514
Verigy Ltd. (b)	66,896	644
Vocus, Inc. (b)	30,826	561
Watson Wyatt Worldwide, Inc., Class A	20,746	992

		41,693

Total Common Stock (cost—$97,861)		75,042

SHORT-TERM INVESTMENTS—6.1%
Collateral Invested for Securities on Loan (c)—5.3%
AIM STIT—Government & Agency Portfolio	2,000,000	2,000
Cash Account Trust—Government & Agency Securities Portfolio	1,973,526	1,974
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$47	47

		4,021

Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $560; collateralized by Federal Home Loan Bank, 2.40% due 2/5/09, valued at $575 including accrued interest (cost—$560)	560	560

Total Short-Term Investments (cost—$4,581)		4,581

Total Investments (cost—$102,442) (a)—105.1%		79,623

Liabilities in excess of other assets—(5.1)%		(3,848)

Net Assets—100.0%		$75,775

12.31.08	Allianz Funds Semiannual Report	25

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

December 31, 2008 (unaudited)

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $28,658, representing 37.82% of net assets, were valued utilizing modeling tools provided by a third-party vendor as decribed in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $3,901; cash collateral of $4,252 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

(f) Amount less than $500

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

26	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM International Growth Equity Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.8%
Belgium—1.6%
InBev NV	30,000	$697

Brazil—1.0%
Petroleo Brasileiro S.A. ADR	18,300	448

Cayman Islands—1.1%
Netease.com, Inc. ADR (b)	21,500	475

China—2.0%
China Mobile Ltd.	31,000	315
CNOOC Ltd.	586,000	557

		872

Denmark—1.3%
Novo Nordisk AS, Class B	10,900	562

France—11.9%
Capgemini S.A.	12,285	475
Groupe Danone	9,600	580
Ipsen S.A.	16,530	646
Pinault-Printemps-Redoute S.A.	7,370	482
Societe Generale	13,200	670
Total S.A.	31,300	1,721
Vinci S.A.	14,800	625

		5,199

Germany—6.7%
BAYER AG	12,994	757
Merck KGaA	6,700	600
SAP AG	17,804	646
Siemens AG	12,475	939

		2,942

Greece—0.6%
Alpha Bank AE	30,000	281

Hong Kong—1.2%
Cheung Kong Ltd.	53,000	506

India—1.9%
Bharti Airtel Ltd. (b)	41,395	608
ICICI Bank Ltd.	25,000	232

		840

Italy—3.2%
Eni SpA	31,000	746
Intesa Sanpaola SpA	175,000	636

		1,382

Japan—23.3%
Asahi Glass Co., Ltd.	63,000	359
East Japan Railway Co. (e)	155	1,193
Fanuc Ltd.	9,000	645
Ibiden Co., Ltd.	24,400	506
KDDI Corp.	91	650
Kirin Brewery Co., Ltd.	40,000	532
Kuraray Co., Ltd.	71,000	556
Marubeni Corp.	120,000	460
Mitsui Fudosan Co., Ltd.	31,000	517
Mizuho Financial Group, Inc. (d)(e)	159	453
Nidec Corp.	13,300	520
Nintendo Co., Ltd.	3,200	1,223
Nippon Electric Glass Co., Ltd.	50,000	264
NTT Data Corp.	184	741
Promise Co., Ltd. (d)	14,000	355
Sumitomo Mitsui Financial Group, Inc. (e)	169	677
T&D Holdings, Inc.	12,500	529

		10,180

Netherlands—7.8%
Akzo Nobel NV	19,000	784
Koninklijke Philips Electronics NV	29,000	575

	Shares	Value (000s)

Royal KPN NV	74,407	$1,082
Unilever NV	40,000	969

		3,410

South Korea—1.0%
Samsung Electronics Co., Ltd.	1,230	448

Spain—3.0%
Telefonica S.A.	59,000	1,332

Sweden—1.6%
Hennes & Mauritz AB, Class B	18,000	716

Switzerland—11.7%
ABB Ltd. (b)	69,000	1,052
Nestle S.A.	35,100	1,390
Roche Holdings AG	10,730	1,661
Zurich Financial Services AG	4,600	1,005

		5,108

Taiwan—1.7%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	96,000	758

United Kingdom—16.2%
Anglo American PLC	27,000	630
Barclays PLC	94,092	214
Carnival PLC	14,000	309
Diageo PLC	43,612	613
HSBC Holdings PLC	86,000	842
Inmarsat PLC	78,000	536
Prudential PLC	126,000	765
Reckitt Benckiser Group PLC	17,125	641
Rio Tinto PLC	18,100	402
Serco Group PLC	96,600	632
Shire PLC	41,074	605
Vodafone Group PLC	433,097	887

		7,076

Total Common Stock (cost—$57,243)		43,232

SHORT-TERM INVESTMENTS—3.5%
Collateral Invested for Securities on Loan (c)—1.9%
BlackRock Liquidity Funds FedFund Portfolio	3,515	4
Cash Account Trust—Government & Agency Securities Portfolio	836,455	836

	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$4	4

		844

Repurchase Agreement—1.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $696; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $714 including accrued interest (cost—$696)	696	696

Total Short-Term Investments (cost—$1,540)		1,540

Total Investments (cost—$58,783) (a) —102.3%		44,772

Value (000s)

Liabilities in excess of other assets—(2.3)%	$(1,022)

Net Assets—100.0%	$43,750

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $39,227, representing 89.66% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Securities purchased with cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $804; cash collateral of $844 was received with which the Fund purchased short-term investments.

(e) Fair valued security

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	27

Schedule of Investments

RCM Technology Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—100.5%
Aerospace—3.3%
Lockheed Martin Corp.	76,630	$6,443
Northrop Grumman Corp.	183,410	8,261
Raytheon Co.	165,855	8,465

		23,169

Capital Goods—1.8%
ABB Ltd. (d)	303,250	4,625
ABB Ltd., ADR	555,170	8,333
Fluor Corp.	1,000	45

		13,003

Chemicals—1.7%
Monsanto Co.	171,800	12,086

Consumer Discretionary—2.7%
Nintendo Co., Ltd.	49,925	19,079

Consumer Services—5.0%
Accenture Ltd., Class A	114,370	3,750
Automatic Data Processing, Inc.	255,900	10,067
Capita Group PLC	1,366,736	14,661
Paychex, Inc.	281,400	7,395
SAIC, Inc. (d)	100	2

		35,875

Energy—0.8%
First Solar, Inc. (d)	33,560	4,630
Solar World AG	2,110	47
Suntech Power Holdings Co., Ltd. ADR (d)(f)	85,435	1,000

		5,677

Healthcare—3.1%
Genentech, Inc. (d)	29,370	2,435
Johnson & Johnson (c)	191,700	11,469
St. Jude Medical, Inc. (d)	173,800	5,729
Stryker Corp.	55,300	2,209

		21,842

Index Funds—1.2%
Semiconductor HOLDRs Trust (f)	501,655	8,879

Machinery—0.0%
Flowserve Corp.	1,000	52

Technology—75.9%
Activision Blizzard, Inc. (c)(d)	582,505	5,033
Adobe Systems, Inc. (d)	18,400	392
Alibaba.com Ltd. (d)	1,000	1
Amazon.com, Inc. (c)(d)	45,200	2,318
Amphenol Corp., Class A	65,500	1,571
Apple, Inc. (c)(d)	575,152	49,089
Ariba, Inc. (d)	71,000	512
ASML Holding NV (f)	241,700	4,368
Baidu.com ADR (d)(f)	7,800	1,018
BMC Software, Inc. (c)(d)	650,115	17,495
CA, Inc. (c)	974,300	18,054
Cognizant Technology Solutions Corp., Class A (c)(d)	883,637	15,958
Comcast Corp., Class A (c)	1,380,500	23,303
Concur Technologies, Inc. (d)	29,600	971
Cree, Inc. (d)(f)	76,000	1,206
Ctrip.com International Ltd. ADR	100	2
Data Domain, Inc. (d)(f)	977,680	18,380
DIRECTV Group, Inc. (d)(f)	471,710	10,807
EMC Corp. (c)(d)	165,535	1,733
Energy Conversion Devices, Inc. (d)(f)	34,570	871
Equinix, Inc. (d)(f)	21,900	1,165

	Shares	Value (000s)

F5 Networks, Inc. (d)	70,700	$1,616
Google, Inc., Class A (c)(d)	128,795	39,624
Hewlett-Packard Co. (c)	721,120	26,169
Intel Corp. (c)	1,017,625	14,918
International Business Machines Corp.	200,925	16,910
Itron, Inc. (c)(d)	120,800	7,700
Juniper Networks, Inc. (c)(d)	109,635	1,920
Kyocera Corp.	17,200	1,245
Lam Research Corp. (d)	377,000	8,023
Longtop Financial Technologies Ltd. ADR (d)(f)	83,200	1,258
Mabuchi Motor Co., Ltd.	57,000	2,363
McAfee, Inc. (c)(d)	663,765	22,946
MEMC Electronic Materials, Inc. (d)	384,600	5,492
Microsoft Corp. (c)	1,607,735	31,254
Netapp, Inc. (d)	1,056,935	14,765
Netease.com, Inc. ADR (c)(d)(f)	738,500	16,321
Netflix, Inc. (d)(f)	74,500	2,227
Nuance Communications, Inc. (d)	69,560	721
Omniture, Inc. (d)(f)	60,400	643
ON Semi-conductor Corp. (c)(d)	2,149,005	7,307
Oracle Corp. (c)(d)	2,280,555	40,434
Perfect World Co., Ltd. ADR, Class B (d)(f)	523,400	9,029
QUALCOMM, Inc. (c)	828,800	29,696
Red Hat, Inc. (d)	85,600	1,132
Riverbed Technology, Inc. (c)(d)	1,383,825	15,762
Salesforce.com, Inc. (c)(d)	360,787	11,549
Shanda Interactive Entertainment Ltd. ADR (d)(f)	206,300	6,676
Sunpower Corp., Class B (d)	207,300	6,310
Taiwan Semi-conductor Manufacturing Co., Ltd.	5,935,000	8,098
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	535,750	4,232
Tencent Holdings Ltd.	170,983	1,111
Texas Instruments, Inc.	311,800	4,839
Yahoo!, Inc. (d)	294,500	3,593

		540,130

Telecommunications—5.0%
American Tower Corp., Class A (c)(d)	329,205	9,652
AT&T, Inc.	187,200	5,335
Bharti Airtel Ltd. (d)	580,600	8,533
China Telecom Corp. Ltd., ADR (f)	23,700	902
Cisco Systems, Inc. (d)	615,427	10,031
Nokia Corp. ADR	92,922	1,450

		35,903

Total Common Stock (cost—$772,057)		715,695

EXCHANGE-TRADED FUND—1.7%

Biotech HOLDRs Trust (f) (cost—$11,921)	70,190	12,047

CONVERTIBLE BOND—1.3%
	Principal Amount (000s)
Financial Services—1.3%

Goldman Sachs Group, Inc., 1.00%, 3/29/10 (cost—$9,200)	$9,200	9,229

	Shares	Value (000s)

SHORT-TERM INVESTMENTS—8.7%
Collateral Invested for Securities on Loan (e)—6.5%
AIM STIT—Government & Agency Portfolio	2,000,000	$2,000
BlackRock Liquidity Funds FedFund Portfolio	500,000	500
Cash Account Trust—Government & Agency Securities Portfolio	43,149,765	43,150
.
	Principal Amount (000s)
Societe Generale,
zero coupon due 1/2/09	$236	236

		45,886

Repurchase Agreement—2.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $15,843; collateralized by Federal Home Loan Bank, 2.40%—2.76% due 2/5/09—2/11/09, valued at $16,160 including accrued interest (cost—$15,843)	15,843	15,843

Total Short-Term Investments (cost—$61,729)		61,729

OPTIONS PURCHASED (d)—2.8%
	Contracts
Call Options—2.8%
American Tower Corp. (CBOE),
strike price, $32.5, expires 4/18/09	1,666	416
Cisco Systems, Inc. (CBOE),
strike price $15, expires 4/18/09	9,326	2,266
Equinix, Inc. (CBOE),
strike price $55, expires 6/20/09	2,080	1,830
First Solar, Inc. (CBOE),
strike price $125, expires 6/20/09	1,182	4,362
Flowserve Corp. (CBOE),
strike price $50, expires 4/18/09	1,595	1,412
Hewlett Packard Co. (CBOE),
strike price $40, expires 1/16/10	9,169	4,676
International Business Machines Corp. (CBOE),
strike price $95, expires 4/18/09	3,674	992
Itron, Inc. (CBOE),
strike price $55, expires 5/16/09	1,197	1,789
Juniper Networks, Inc. (CBOE),
strike price $18, expires 4/18/09	2,369	474
Microsoft Corp. (CBOE),
strike price $22, expires 4/18/09	14,529	1,584

28	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)

Monsanto Co. (CBOE),
strike price $85, expires 4/18/09	742	$252

Total Options Purchased (cost—$28,740)		20,053

Total Investments before options written and securities sold short (cost—$883,647)—115.0%		818,753

OPTIONS WRITTEN (d)—(10.1)%
Call Options—(5.4)%
Activision Blizzard, Inc. (CBOE),
strike price $10, expires 5/16/09	4,769	(549)
Amazon.com, Inc. (CBOE),
strike price $70, expires 1/17/09	388	—(g)
American Tower Corp. (CBOE),
strike price $32.50, expires 1/17/09	529	(21)
strike price $35, expires 1/17/09	1,931	(15)
Apple, Inc. (CBOE),
strike price $95, expires 4/18/09	3,341	(2,405)
strike price $110, expires 4/18/09	2,727	(796)
ASML Holdings NV (CBOE),
strike price $20, expires 4/18/09	2,417	(358)
Automatic Data Processing, Inc. (CBOE),
strike price $37.50, expires 2/21/09	728	(233)
strike price $40, expires 5/16/09	1,831	(586)
Baidu.com, Inc. (CBOE),
strike price $140, expires 3/21/09	150	(240)
BMC Software, Inc. (CBOE),
strike price $25, expires 2/21/09	5,480	(1,644)
CA, Inc. (CBOE),
strike price $15, expires 2/21/09	5,265	(2,106)
strike price $17.50, expires 2/21/09	3,502	(771)
Cisco Systems, Inc. (CBOE),
strike price $18, expires 4/18/09	9,326	(895)
Comcast Corp. (CBOE),
strike price $20, expires 4/18/09	5,866	(469)
Dell, Inc. (CBOE),
strike price $25, expires 1/17/09	3,138	(3)
DIRECTV Group, Inc. (CBOE),
strike price $22.50, expires 3/21/09	1,223	(306)
strike price $25, expires 1/17/09	2,867	(29)
Equinix, Inc. (CBOE),
strike price $65, expires 6/20/09	2,080	(1,019)
First Solar, Inc. (CBOE),
strike price $150, expires 6/20/09	692	(1,751)
strike price $170, expires 6/20/09	490	(877)

	Contracts	Value (000s)

Flowserve Corp. (CBOE),
strike price $60, expires 4/18/09	1,595	$(774)
Google, Inc. (CBOE),
strike price $330, expires 3/21/09	221	(438)
strike price $380, expires 6/20/09	424	(661)
strike price $400, expires 3/21/09	525	(158)
Hewlett Packard Co. (CBOE),
strike price $37.50, expires 1/17/09	2,500	(188)
strike price $37.50, expires 2/21/09	8,461	(1,523)
International Business Machines Corp. (CBOE),
strike price $85, expires 1/17/09	1,776	(400)
Itron, Inc. (CBOE),
strike price $65, expires 5/16/09	1,197	(1,149)
strike price $70, expires 5/16/09	793	(592)
Johnson & Johnson (CBOE),
strike price $60, expires 4/18/09	1,917	(690)
Juniper Networks, Inc. (CBOE),
strike price $21, expires 4/18/09	6,770	(643)
strike price $28, expires 1/17/09	3,843	(12)
strike price $30, expires 1/17/09	2,384	(10)
Lam Research Corp. (CBOE),
strike price $25, expires 6/20/09	3,770	(942)
McAfee, Inc. (CBOE),
strike price $35, expires 1/17/09	1,774	(186)
strike price $40, expires 6/20/09	202	(46)
MEMC Electronic Materials, Inc. (CBOE),
strike price $15, expires 4/18/09	3,117	(810)
strike price $17.50, expires 4/18/09	798	(123)
Microsoft Corp. (CBOE),
strike price $23, expires 4/18/09	5,794	(429)
strike price $24, expires 4/18/09	13,201	(713)
Monsanto Co. (CBOE),
strike price $75, expires 1/17/09	418	(72)
strike price $75, expires 4/18/09	1,127	(753)
strike price $90, expires 4/18/09	773	(187)
strike price $100, expires 4/18/09	742	(74)
NetApp, Inc. (CBOE),
strike price $12.50, expires 3/21/09	3,089	(819)
strike price $15, expires 3/21/09	4,812	(626)
NetEase.com, Inc. (CBOE),
strike price $17.50, expires 1/17/09	1,373	(638)
strike price $22.50, expires 1/17/09	4,835	(338)
Oracle Corp. (CBOE),
strike price $17, expires 3/21/09	6,452	(1,194)

	Contracts	Value (000s)

strike price $18, expires 6/20/09	6,452	$(1,419)
strike price $20, expires 1/17/09	3,748	(19)
strike price $20, expires 3/21/09	3,750	(225)
Paychex, Inc. (CBOE),
strike price $27.50, expires 3/21/09	1,547	(193)
strike price $30, expires 3/21/09	1,267	(57)
Perfect World Co., Ltd. (CBOE),
strike price $20, expires 3/21/09	5,234	(576)
Shanda Interactive Entertainment Ltd. (CBOE),
strike price $20, expires 1/17/09	1,468	(1,820)
strike price $22.50, expires 1/17/09	595	(559)
St. Jude Medical, Inc. (CBOE),
strike price $30, expires 4/18/09	1,738	(848)
Stryker Corp. (CBOE),
strike price $45, expires 3/21/09	553	(80)
SunPower Corp. (CBOE),
strike price $35, expires 6/20/09	2,073	(1,347)
Yahoo! Inc. (CBOE),
strike price $12, expires 4/18/09	3,855	(964)

		(38,368)

Put Options—(4.7)%
American Tower Corp. (CBOE),
strike price $32.50, expires 4/18/09	1,666	(933)
Apple, Inc. (CBOE),
strike price $80, expires 1/16/10	1,864	(2,954)
Cisco Systems, Inc. (CBOE),
strike price $15, expires 4/18/09	9,326	(1,017)
Electronic Arts, Inc. (CBOE),
strike price $15, expires 6/20/09	2,417	(592)
Equinix, Inc. (CBOE),
strike price $55, expires 6/20/09	2,080	(2,257)
First Solar, Inc. (CBOE),
strike price $125, expires 6/20/09	1,182	(2,872)
Flowserve Corp. (CBOE),
strike price $50, expires 4/18/09	1,595	(1,244)
Hewlett Packard Co. (CBOE),
strike price $40, expires 1/16/10	9,169	(7,931)
International Business Machines Corp. (CBOE),
strike price $95, expires 4/18/09	3,674	(5,000)
Itron, Inc. (CBOE),
strike price $55, expires 5/16/09	1,197	(700)
Juniper Networks, Inc. (CBOE),
strike price $18, expires 4/18/09	2,369	(569)
Microsoft Corp. (CBOE),
strike price $22, expires 4/18/09	14,529	(5,231)
Monsanto Co. (CBOE),
strike price $85, expires 4/18/09	742	(1,352)

12.31.08	Allianz Funds Semiannual Report	29

Schedule of Investments (cont.)

RCM Technology Fund

December 31, 2008 (unaudited)

	Contracts	Value (000s)
Research In Motion Ltd. (CBOE),
strike price $40, expires 3/21/09	1,015	$(482)
SPDR Trust Series 1 (CBOE),
strike price $77, expires 1/17/09	3,642	(117)

		(33,251)

Total Options Written (premiums received—$97,178)		(71,619)

SECURITIES SOLD SHORT—(3.8)%
	Shares
Capital Goods—(0.3)%
Asahi Glass Co., Ltd.	(417,000)	(2,377)

Chemicals—(0.0)%
CF Industries Holdings, Inc.	(100)	(5)
Mosaic Co.	(100)	(4)

		(9)

Consumer Discretionary—(0.6)%
Sharp Corp.	(547,000)	(3,943)

Energy—(0.2)%
Renewable Energy Corp. AS (d)	(128,300)	(1,229)

Technology—(2.7)%
Blue Coat Systems, Inc. (d)	(100)	(1)
Electronic Arts, Inc. (d)	(241,700)	(3,877)
Expedia, Inc. (d)	(64,600)	(532)
F5 Networks, Inc. (d)	(66,300)	(1,516)
Infosys Technologies Ltd. ADR	(74,700)	(1,835)
Nuance Communications, Inc. (d)	(92,225)	(956)
NVIDIA Corp. (d)	(88,380)	(713)
Omniture, Inc. (d)(f)	(44,300)	(471)
Research In Motion Ltd. (d)	(101,500)	(4,119)
Samsung Electronics Co., Ltd. GDR (a)	(3,205)	(561)
SAP AG ADR	(102,900)	(3,727)
Sun Microsystems, Inc. (d)	(100)	—(g )
Tencent Holdings Ltd.	(167,600)	(1,089)

		(19,397)

Total Securities Sold Short (proceeds—$28,151)		(26,955)

Total Investments net of options written and securities sold short (cost—$758,318) (b)—101.1%		720,179

Other liabilities in excess of other assets—(1.1)%		(8,065)

Net Assets—100.0%		$712,114

Notes to Schedule of Investments (amounts in thousands):
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $51,124 representing 7.18% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) All or partial amount segregated as collateral for options written and securities sold short.

(d) Non-income producing.

(e) Securities purchased with the cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $44,270; cash collateral of $45,881 was received with which the Fund purchased short-term investments.

(g) Amount less than $500

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
GDR—Global Depositary Receipt

30	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Wellness Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—96.4%
Consumer Discretionary—2.0%
Avon Products, Inc.	54,245	$1,304
Wal-Mart Stores, Inc.	23,915	1,341

		2,645

Consumer Services—3.0%
Apollo Group, Inc., Class A (c)	17,560	1,345
DeVry, Inc.	45,600	2,618

		3,963

Consumer Staples—6.4%
Colgate-Palmolive Co. (b)	43,030	2,949
Hansen Natural Corp. (c)	38,670	1,297
Kroger Co.	73,525	1,942
Nestle S.A.	61,230	2,424

		8,612

Healthcare—78.8%
Abbott Laboratories (b)	115,980	6,190
Abiomed, Inc. (c)	58,500	961
Alexion Pharmaceuticals, Inc. (c)	20,140	729
Allergan, Inc.	35,830	1,445
Amgen, Inc. (b)(c)	88,100	5,088
Amylin Pharmaceuticals, Inc. (c)	29,500	320
AstraZeneca PLC	32,165	1,316
BAYER AG (e)	70,215	4,091
BioMarin Pharmaceutical, Inc. (c)(e)	28,600	509
Bristol-Myers Squibb Co. (b)	238,300	5,540
Celgene Corp. (c)	97,025	5,364
CSL Ltd.	153,759	3,626
CVS Corp.	37,800	1,086
DaVita, Inc. (b)(c)	103,715	5,141
Enteromedics, Inc. (c)	129,384	189
Express Scripts, Inc. (b)(c)	70,380	3,869
Fresenius Medical Care AG & Co. KGaA	28,230	1,298
Genentech, Inc. (b)(c)	96,040	7,963
Gilead Sciences, Inc. (b)(c)	126,250	6,456
Human Genome Sciences, Inc. (b)(c)	691,425	1,466
Icon PLC ADR (c)	50,960	1,003
Illumina, Inc. (c)(e)	87,600	2,282
Medco Health Solutions, Inc. (b)(c)	149,875	6,281
OSI Pharmaceuticals, Inc. (b)(c)(e)	63,220	2,469
Protalix Biotherapeutics, Inc. (c)(e)	177,440	326
Qiagen NV (c)(e)	98,894	1,737
Regeneron Pharmaceuticals, Inc. (c)	29,700	545
Roche Holdings AG	16,265	2,518
Seattle Genetics, Inc. (c)(e)	51,713	462
Shionogi & Co., Ltd.	64,000	1,653
Shoppers Drug Mart Corp.	108,425	4,220
St. Jude Medical, Inc. (c)	141,995	4,680
Teva Pharmaceutical Industries Ltd. ADR (b)	136,272	5,801
United Therapeutics Corp. (c)	17,580	1,100
Vertex Pharmaceuticals, Inc. (c)	109,700	3,333
WellPoint, Inc. (c)	86,700	3,653
Wright Medical Group, Inc. (c)	41,120	840
Xtent, Inc. (c)	29,245	8

		105,558

	Shares	Value (000s)

Technology—6.2%
Mettler Toledo International, Inc. (c)	11,100	$748
Thermo Fisher Scientific, Inc. (b)(c)	221,345	7,541

		8,289

Total Common Stock (cost—$135,045)		129,067

SHORT-TERM INVESTMENTS—14.5%
Collateral Invested for Securities on Loan (d)—6.0%
AIM STIT—Government & Agency Portfolio	4,000,000	4,000
BlackRock Liquidity Funds FedFund Portfolio	229,320	229
Cash Account Trust—Government & Agency Securities Portfolio	3,544,972	3,545

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$239	239

		8,013

Repurchase Agreement—8.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $11,431; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $11,664 including accrued interest (cost—$11,431)	11,431	11,431

Total Short-Term Investments (cost—$19,444)		19,444

OPTIONS PURCHASED (c)—0.6%
	Contracts
Call Options—0.6%
Amylin Pharmaceuticals, Inc. (CBOE),
strike price $20, expires 1/17/09	2,000	10
strike price $25, expires 1/17/09	1,100	5
Genentech, Inc. (CBOE),
strike price $80, expires 1/17/09	162	70
strike price $90, expires 1/17/09	700	38
strike price $95, expires 1/17/09	1,000	20
strike price $100, expires 1/17/09	715	6
strike price $120, expires 1/17/09	7,728	39
Gilead Sciences, Inc. (CBOE),
strike price $30, expires 1/17/09	84	178
strike price $45, expires 1/17/09	188	132
strike price $47.50, expires 1/17/09	332	155

	Contracts	Value (000s)

strike price $50, expires 1/17/09	313	$81
strike price $52.50, expires 1/17/09	375	58
strike price $60, expires 1/17/09	410	4
PDL BioPharma, Inc. (CBOE),
strike price $25, expires 1/17/09	3,892	10

		806

Put Options—0.0%
Celgene Corp. (CBOE),
strike price $40, expires 1/17/09	1,500	15

Total Options Purchased (cost—$5,248)		821

Total Investments before securities sold short (cost—$159,737)—111.5%		149,332

SECURITIES SOLD SHORT (c)—(2.0)%
	Shares
Healthcare—(2.0)%
Covidien Ltd. (proceeds—$2,592)	(74,830)	(2,712)

Total Investments net of securities sold short (cost—$157,145) (a)—109.5%		146,620

Other liabilities in excess of other assets—(9.5)%		(12,725)

Net Assets—100.0%		$133,895

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $16,926, representing 12.64% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options purchased.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $7,728; cash collateral of $8,022 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	31

Statements of Assets and Liabilities

December 31, 2008 (Unaudited)

Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$59,756	$26,382	$176,492	$191,928
Cash	—	47	—	1
Foreign currency, at value	2,749	—	—	4
Security lending interest receivable (net)	—	—	—	6
Receivable for investments sold	284	—	1,801	599
Receivable for Fund shares sold	660	39	313	475
Dividends and interest receivable (net of foreign taxes)	285	22	249	260
Other assets	—	—	—	—
Total Assets	63,734	26,490	178,855	193,273

Liabilities:
Payable for investments purchased	$—	$—	$1,274	$—
Payable for securities sold short	—	—	—	—
Payable to custodian for cash overdraft	863	—	75	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	601	133	1,276	1,463
Payable for collateral for securities on loan	—	—	2,534	8,729
Dividends payable	—	—	—	—
Investment advisory fees payable	47	15	86	136
Administration fees payable	29	11	77	86
Distribution fees payable	7	10	28	36
Servicing fees payable	9	5	22	30
Recoupment payable to Manager	3	—	—	—
Other liabilities	—	—	12	—
Total Liabilities	1,559	174	5,384	10,480
Net Assets	$62,175	$26,316	$173,471	$182,793

Net Assets Consist of:
Paid-in-capital	$169,707	$46,825	$386,382	$280,543
Undistributed (dividends in excess of) net investment income	935	(128)	119	661
Accumulated net realized loss	(89,335)	(12,189)	(185,797)	(54,172)
Net unrealized depreciation of investments, options written and foreign currency transactions	(19,132)	(8,192)	(27,233)	(44,239)
Net Assets	$62,175	$26,316	$173,471	$182,793

Net Assets:
Class A	$20,179	$8,767	$52,999	$49,352
Class B	—	9,148	—	17,834
Class C	10,705	6,184	44,977	39,688
Other Classes	31,291	2,217	75,495	75,919

Shares Issued and Outstanding:
Class A	1,481	828	4,864	5,194
Class B	—	913	—	1,970
Class C	795	616	4,156	4,416
Other Classes	2,284	210	6,946	7,899

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$13.63	$10.59	$10.90	$9.50
Class B	—	10.02	—	9.05
Class C	13.47	10.04	10.82	8.99

Cost of Investments	$78,713	$34,572	$203,738	$236,176
Cost of Foreign Currency	$2,908	$—	$—	$4
Premiums Received for Options Written	$—	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—	$—
*	With respect to the A, B, and C Classes, the redemption price varies by the length of time shares are held.
**	Formerly RCM Healthcare Fund

32	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM International Growth Equity Fund	RCM Technology Fund	RCM Wellness Fund**

$1,012,237	$21,831	$79,623	$44,772	$818,753	$149,332
—	1	35	1	1	1
—	—	7	4	5,294	—
—	—	4	1	52	—
974	—	1,068	—	60,170	11,711
6,745	114	45	6	651	72
3,788	25	179	94	376	136
—	—	—	—	825	—
1,023,744	21,971	80,961	44,878	886,122	161,252

$4,855	$114	$135	$—	$25,545	$15,781
—	—	—	—	26,955	2,712
—	—	—	—	—	—
—	—	—	—	71,619	—
6,733	209	910	223	2,927	673
49,893	—	4,021	844	45,886	8,013
—	—	—	—	158	—
453	13	62	18	518	82
425	8	30	20	229	50
103	4	15	15	64	10
157	4	13	8	94	28
—	2	—	—	—	—
52	—	—	—	13	8
62,671	354	5,186	1,128	174,008	27,357
$961,073	$21,617	$75,775	$43,750	$712,114	$133,895

$1,734,523	$45,128	$152,236	$166,949	$1,267,102	$198,753
2,367	(70)	(655)	(203)	(2,982)	(320)
(272,789)	(15,182)	(52,967)	(108,983)	(514,128)	(54,012)
(503,028)	(8,259)	(22,839)	(14,013)	(37,878)	(10,526)
$961,073	$21,617	$75,775	$43,750	$712,114	$133,895

$525,873	$8,152	$24,892	$12,721	$247,605	$13,648
—	—	12,106	6,015	15,074	6,338
170,953	6,143	13,192	19,003	84,374	9,907
264,247	7,322	25,585	6,011	365,061	104,002

38,230	816	1,758	1,414	10,572	753
—	—	900	673	684	368
12,511	627	981	2,128	3,831	576
19,113	730	1,784	658	15,332	5,736

$13.76	$9.99	$14.16	$9.00	$23.42	$18.13
—	—	13.45	8.94	22.04	17.20
13.66	9.81	13.45	8.93	22.02	17.21

$1,515,264	$30,090	$102,442	$58,783	$883,647	$159,737
$—	$—	$7	$4	$5,233	$—
$—	$—	$—	$—	$97,178	$—
$—	$—	$—	$—	$28,151	$2,592

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	33

Statements of Operations

For the Six Months Ended December 31, 2008 (unaudited)

Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$10	$5	$22	$25
Dividends, net of foreign withholding taxes	2,613	274	2,834	3,129
Security lending income (net)	—	—	14	36
Miscellaneous income	—	—	1	19
Total Income	2,623	279	2,871	3,209

Expenses:
Investment advisory fees	543	140	779	1,124
Administration fees	335	100	713	719
Distribution fees — Class B	—	55	—	97
Distribution fees — Class C	62	34	265	215
Servicing fees — Class A	48	17	114	91
Servicing fees — Class B	—	18	—	32
Servicing fees — Class C	21	11	88	72
Distribution and/or servicing fees — Other Classes	38	5	12	66
Dividends on securities sold short	—	—	—	—
Trustees’ fees	6	2	22	21
Interest expense	61	1	26	11
Tax expense	—	—	—	—
Miscellaneous expense	3	—	—	—
Total Expenses	1,117	383	2,019	2,448
Reimbursement from Adviser	—	—	—	—
Net Expenses	1,117	383	2,019	2,448
Net Investment Income (Loss)	1,506	(104)	852	761

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(74,672)	(10,462)	(117,743)	(53,758)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(947)	(52)	50	(296)
Payments from Affiliates (see Note 9)	—	—	—	—
Net change in unrealized appreciation/depreciation of:				(52,563)
Investments	(19,374)	(11,525)	(23,807)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(149)	(1)	(14)	23
Net Realized and Change in Unrealized Loss	(95,142)	(22,040)	(141,514)	(106,594)
Net Decrease in Net Assets Resulting from Investment Operations	$(93,636)	$(22,144)	$(140,662)	$(105,833)

34	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM International Growth Equity Fund	RCM Technology Fund	RCM Wellness Fund**

$263	$5	$6	$2	$977	$16
20,254	241	548	445	3,696	428
88	—	133	4	453	—
8	1	2	—	25	—
20,613	247	689	451	5,151	444

3,640	136	622	148	4,403	385
3,371	92	299	172	1,936	216
—	—	76	35	88	20
903	43	84	92	445	26
817	20	52	21	422	14
—	—	25	12	29	7
301	14	28	31	148	9
149	6	31	1	236	90
—	—	—	—	305	—
103	2	10	5	84	10
—	2	12	1	36	2
—	—	—	—	1	1
—	—	—	—	—	—
9,284	315	1,239	518	8,133	780
—	—	—	—	—	(16)
9,284	315	1,239	518	8,133	764
11,329	(68)	(550)	(67)	(2,982)	(320)

(268,723)	(15,082)	(41,782)	(7,415)	(348,743)	(40,186)
—	—	—	—	(18,879)	(62)
—	—	—	—	18,154	84
(53)	(29)	(176)	37	(2,110)	(112)
—	—	—	—	17	—
(438,511)	(23,081)	(33,036)	(19,791)	(118,813)	25,183

—	—	—	—	16,076	—
—	—	—	—	(4,985)	(183)
13	(1)	(10)	(1)	305	—
(707,274)	(38,193)	(75,004)	(27,170)	(458,978)	(15,276)
$(695,945)	$(38,261)	$(75,554)	$(27,237)	$(461,960)	$(15,596)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	35

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM International Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,506	$2,622	$(104)	$(5)	$852	$7,132
Net realized gain (loss) on investments/and foreign currency transactions	(75,619)	3,386	(10,514)	(250)	(117,693)	(39,337)
Payments from Affiliates (see Note 9)	—	51	—	—	—	—
Net change in unrealized appreciation/depreciation of investments/and foreign currency transactions	(19,523)	(24,002)	(11,526)	(2,840)	(23,821)	(75,632)
Net increase (decrease) resulting from investment operations	(93,636)	(17,943)	(22,144)	(3,095)	(140,662)	(107,837)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(843)	(76)	—	—	(1,885)	(3,859)
Class B	—	—	—	—	—	—
Class C	(381)	(1)	—	—	(955)	(1,312)
Other Classes	(1,299)	(268)	—	—	(3,540)	(2,968)
Net realized capital gains
Class A	—	(2,565)	(29)	(1,372)	—	(42,837)
Class B	—	—	(31)	(2,361)	—	—
Class C	—	(761)	(21)	(1,277)	—	(26,767)
Other Classes	—	(6,596)	(7)	(272)	—	(23,111)
Total Dividends and Distributions to Shareholders	(2,523)	(10,267)	(88)	(5,282)	(6,380)	(100,854)

Fund Share Transactions:
Net proceeds from the sale of Fund shares	27,926	293,739	5,786	26,574	20,869	172,018
Issued in reinvestment of dividends and distributions	2,232	9,221	70	4,395	5,736	84,405
Cost of shares redeemed	(94,506)	(136,530)	(12,947)	(16,409)	(102,261)	(390,376)
Net increase (decrease) from Fund share transactions	(64,348)	166,430	(7,091)	14,560	(75,656)	(133,953)
Fund Redemption Fees	10	183	2	3	13	21
Total Increase (Decrease) in Net Assets	(160,497)	138,403	(29,321)	6,186	(222,685)	(342,623)

Net Assets:
Beginning of period	222,672	84,269	55,637	49,451	396,156	738,779
End of period*	$62,175	$222,672	$26,316	$55,637	$173,471	$396,156
* Including undistributed (dividends in excess of) net investment income:	$935	$1,952	$(128)	$(24)	$119	$5,647

36	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund		RCM International Growth Equity Fund

Six Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (Unaudited)	Year Ended June 30, 2008

$761	$340	$11,329	$37,489	$(68)	$85	$(550)	$(2,017)	$(67)	$299
(54,054)	44,203	(268,776)	53,911	(15,111)	2,037	(41,958)	(3,806)	(7,378)	7,658
—	31	—	—	—	—	—	—	—	—
(52,540)	(88,517)	(438,498)	(131,898)	(23,082)	10,731	(33,046)	(55,170)	(19,792)	(15,299)
(105,833)	(43,943)	(695,945)	(40,498)	(38,261)	12,853	(75,554)	(60,993)	(27,237)	(7,342)

(17)	—	(7,499)	(19,804)	(25)	—	—	—	(234)	(218)
—	—	—	—	—	—	—	—	—	(72)
—	—	(2,233)	(6,155)	(3)	—	—	—	(125)	(112)
(82)	—	(4,073)	(7,296)	(57)	—	—	—	(134)	(156)

(709)	(17,243)	(19,287)	(22,155)	(491)	(495)	—	(8,022)	—	—
(260)	(6,606)	—	—	—	—	—	(4,273)	—	—
(595)	(13,937)	(6,369)	(9,991)	(364)	(288)	—	(4,513)	—	—
(1,030)	(19,617)	(8,898)	(6,590)	(416)	(405)	—	(7,527)	—	—
(2,693)	(57,403)	(48,359)	(71,991)	(1,356)	(1,188)	—	(24,335)	(493)	(558)

18,447	151,391	675,651	1,296,394	8,823	56,312	5,146	63,529	3,928	34,722
2,064	42,420	35,134	48,399	1,213	1,084	1	21,300	442	492
(85,023)	(172,689)	(477,779)	(263,790)	(19,731)	(16,324)	(43,791)	(119,200)	(15,438)	(37,961)
(64,512)	21,122	233,006	1,081,003	(9,695)	41,072	(38,644)	(34,371)	(11,068)	(2,747)
19	49	155	102	11	53	2	10	—	3
(173,019)	(80,175)	(511,143)	968,616	(49,301)	52,790	(114,196)	(119,689)	(38,798)	(10,644)

355,812	435,987	1,472,216	503,600	70,918	18,128	189,971	309,660	82,548	93,192
$182,793	$355,812	$961,073	$1,472,216	$21,617	$70,918	$75,775	$189,971	$43,750	$82,548
$661	$(1)	$2,367	$4,843	$(70)	$83	$(655)	$(105)	$(203)	$357

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	37

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology Fund		RCM Wellness Fund**

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(2,982)	$(8,962)	$(320)	$(733)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(351,578)	165,447	(40,276)	515
Payments from Affiliates (see Note 9)	17	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	(107,417)	(226,874)	25,000	(5,420)
Net decrease resulting from investment operations	(461,960)	(70,389)	(15,596)	(5,638)

Distributions to Shareholders from:
Net realized capital gains
Class A	(26,364)	(18,792)	—	—
Class B	(1,712)	(2,155)	—	—
Class C	(9,596)	(7,479)	—	—
Other Classes	(38,194)	(28,414)	—	—
Total Distributions to Shareholders	(75,866)	(56,840)	—	—

Fund Share Transactions:
Net proceeds from the sale of Fund shares	88,557	604,817	5,759	7,909
Issued in reorganization	—	—	93,308	—
Issued in reinvestment of distributions	69,556	51,672	—	—
Cost of shares redeemed	(189,599)	(453,459)	(18,565)	(22,468)
Net increase (decrease) from Fund share transactions	(31,486)	203,030	80,502	(14,559)
Fund Redemption Fees	93	290	14	2
Total Increase (Decrease) in Net Assets	(569,219)	76,091	64,920	(20,195)

Net Assets:
Beginning of period	1,281,333	1,205,242	68,975	89,170
End of period*	$712,114	$1,281,333	$133,895	$68,975
* Including dividends in excess of net investment income:	$(2,982)	$—	$(320)	$—

38	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	39

Financial Highlights

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Emerging Markets Opportunities Fund
Class A
12/31/2008+	$29.98	$0.27	$(16.05)	$(15.78)	$(0.57)
6/30/2008	30.45	0.46	0.58	1.04	(0.04)
8/21/2006† - 6/30/2007	20.13	(0.06)	10.38	10.32	—
Class C
12/31/2008+	$29.57	$0.16	$(15.78)	$(15.62)	$(0.48)
6/30/2008	30.25	0.23	0.56	0.79	— (b)
8/21/2006† - 6/30/2007	20.13	(0.22)	10.34	10.12	—
NACM Global Fund
Class A
12/31/2008+	$18.03	$— (b)	$(7.41)	$(7.41)	$—
6/30/2008	20.66	0.10	(0.79)	(0.69)	—
6/30/2007	17.47	— (b)	4.21	4.21	—
6/30/2006	15.43	0.03	2.69	2.72	—
6/30/2005	14.23	—	1.80	1.80	—
6/30/2004	11.71	(0.03)	3.49	3.46	—
Class B
12/31/2008+	$17.12	$(0.06)	$(7.01)	$(7.07)	$—
6/30/2008	19.84	(0.05)	(0.73)	(0.78)	—
6/30/2007	16.94	(0.13)	4.05	3.92	—
6/30/2006	15.09	(0.09)	2.62	2.53	—
6/30/2005	14.03	(0.10)	1.76	1.66	—
6/30/2004	11.64	(0.14)	3.47	3.33	—
Class C
12/31/2008+	$17.17	$(0.05)	$(7.05)	$(7.10)	$—
6/30/2008	19.89	(0.05)	(0.73)	(0.78)	—
6/30/2007	16.98	(0.13)	4.06	3.93	—
6/30/2006	15.13	(0.11)	2.64	2.53	—
6/30/2005	14.05	(0.10)	1.78	1.68	—
6/30/2004	11.66	(0.15)	3.48	3.33	—
NACM International Fund
Class A
12/31/2008+	$18.60	$0.05	$(7.37)	$(7.32)	$(0.38)
6/30/2008	26.08	0.28	(4.02)	(3.74)	(0.28)
6/30/2007	21.84	0.34	4.98	5.32	(0.10)
6/30/2006	16.24	0.34	5.92	6.26	(0.15)
10/29/2004† - 6/30/2005	14.81	0.32	1.20	1.52	(0.09)
Class C
12/31/2008+	$18.29	$—	$(7.24)	$(7.24)	$(0.23)
6/30/2008	25.75	0.13	(3.98)	(3.85)	(0.15)
6/30/2007	21.65	0.17	4.91	5.08	— (b)
6/30/2006	16.17	0.19	5.89	6.08	(0.09)
10/29/2004† - 6/30/2005	14.81	0.27	1.17	1.44	(0.08)
NACM Pacific Rim Fund
Class A
12/31/2008+	$14.16	$0.05	$(4.58)	$(4.53)	$— (b)
6/30/2008	17.76	0.05	(1.45)	(1.40)	—
6/30/2007	14.08	(0.03)	4.78	4.75	—
6/30/2006	9.97	— (b)	4.58	4.58	(0.04)
6/30/2005	9.23	0.01	0.86	0.87	—
6/30/2004	6.28	(0.03)	2.94	2.91	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $14.08 and 46.50%, respectively.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

40	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.57)	$—	(b)	$13.63		(52.72)%		$20,179	1.89	%*	2.53%*	95%
(1.50)	(1.54)	0.03		29.98		2.93		69,165	1.77		1.43	194
—	—	—	(b)	30.45		51.95		16,359	1.88	(e)*	(0.27)*	77

$—	$(0.48)	$—	(b)	$13.47		(52.88)%		$10,705	2.66	%*	1.65%*	95%
(1.50)	(1.50)	0.03		29.57		2.08		24,888	2.52		0.72	194
—	—	—	(b)	30.25		51.00		4,407	2.64	(h)*	(0.98)*	77

$(0.03)	$(0.03)	$—	(b)	$10.59		(41.07)%		$8,767	1.48	%*	(0.06)%*	59%
(1.94)	(1.94)	—	(b)	18.03		(4.23)		17,701	1.46		0.51	80
(1.02)	(1.02)	—	(b)	20.66		24.75		13,501	1.46		(0.01)	102
(0.68)	(0.68)	—	(b)	17.47		17.85		10,485	1.47	(f)	0.20	114
(0.61)	(0.61)	0.01		15.43		12.87		3,701	1.57	(d)	0.01	148
(0.95)	(0.95)	0.01		14.23		30.48		1,421	1.56		(0.21)	203

$(0.03)	$(0.03)	$—	(b)	$10.02		(41.27)%		$9,148	2.23	%*	(0.84)%*	59%
(1.94)	(1.94)	—	(b)	17.12		(4.94)		21,813	2.21		(0.28)	80
(1.02)	(1.02)	—	(b)	19.84		23.85		21,545	2.21		(0.70)	102
(0.68)	(0.68)	—	(b)	16.94		16.98		14,627	2.22	(g)	(0.52)	114
(0.61)	(0.61)	0.01		15.09		12.04		4,098	2.31	(d)	(0.71)	148
(0.95)	(0.95)	0.01		14.03		29.51		1,361	2.31		(1.06)	203

$(0.03)	$(0.03)	$—	(b)	$10.04		(41.32)%		$6,184	2.23	%*	(0.83)%*	59%
(1.94)	(1.94)	—	(b)	17.17		(4.88)		12,689	2.21		(0.27)	80
(1.02)	(1.02)	—	(b)	19.89		23.79		12,756	2.21		(0.73)	102
(0.68)	(0.68)	—		16.98		16.93		10,123	2.22	(g)	(0.64)	114
(0.61)	(0.61)	0.01		15.13		12.16		4,831	2.32	(d)	(0.71)	148
(0.95)	(0.95)	0.01		14.05		29.45		1,369	2.31		(1.09)	203

$—	$(0.38)	$—	(b)	$10.90		(39.31)%		$52,999	1.49	%*	0.72%*	96%
(3.46)	(3.74)	—	(b)	18.60		(16.09)		148,264	1.47		1.23	159
(0.98)	(1.08)	—	(b)	26.08		24.88		382,549	1.49		1.42	166
(0.51)	(0.66)	—	(b)	21.84		39.18		168,092	1.47		1.61	152
—	(0.09)	—		16.24		10.30		16,358	1.45	*	3.02 *	107

$—	$(0.23)	$—	(b)	$10.82		(39.56)%		$44,977	2.24	%*	(0.03)%*	96%
(3.46)	(3.61)	—	(b)	18.29		(16.74)		110,540	2.22		0.58	159
(0.98)	(0.98)	—	(b)	25.75		23.94		200,824	2.24		0.70	166
(0.51)	(0.60)	—	(b)	21.65		38.19		84,052	2.22		0.91	152
—	(0.08)	—		16.17		9.77		8,844	2.20	*	2.49 *	107

$(0.13)	$(0.13)	$—	(b)	$9.50		(31.91)%		$49,352	1.78	%*	0.81%*	15%
(2.20)	(2.20)	—	(b)	14.16	(i)	(9.53	)(i)	106,693	1.77		0.28	67
(1.07)	(1.07)	—	(b)	17.76		35.33		132,890	1.76		(0.23)	62
(0.44)	(0.48)	0.01		14.08	(c)	46.50	(c)	79,631	1.77		0.02	96
(0.13)	(0.13)	—		9.97		9.49		23,351	1.94	(d)	0.10	101
—	—	0.04		9.23		46.97		18,824	1.87		(0.33)	118
(e)	If the advisor did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79%
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.
(h)	If the advisor did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56%
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payment, the end of period net asset value and total return would have been $14.16 and (9.53)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	41

Financial Highlights  (Cont.)

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NACM Pacific Rim Fund (cont.)
Class B
12/31/2008+	$13.55	$— (b)	$(4.37)	$(4.37)	$— (b)
6/30/2008	17.20	(0.08)	(1.37)	(1.45)	—
6/30/2007	13.77	(0.15)	4.65	4.50	—
6/30/2006	9.80	(0.10)	4.50	4.40	— (b)
6/30/2005	9.14	(0.06)	0.85	0.79	—
6/30/2004	6.26	(0.10)	2.94	2.84	—
Class C
12/31/2008+	$13.46	$— (b)	$(4.34)	$(4.34)	$— (b)
6/30/2008	17.10	(0.07)	(1.37)	(1.44)	—
6/30/2007	13.69	(0.15)	4.63	4.48	—
6/30/2006	9.75	(0.10)	4.47	4.37	— (b)
6/30/2005	9.09	(0.06)	0.85	0.79	—
6/30/2004	6.23	(0.10)	2.92	2.82	—
NFJ International Value Fund
Class A
12/31/2008+	$24.81	$0.18	$(10.50)	$(10.32)	$(0.21)
6/30/2008	26.51	1.04	(0.88)	0.16	(0.82)
6/30/2007	19.28	0.47	7.37	7.84	(0.34)
6/30/2006	15.36	0.50	3.77	4.27	(0.21)
3/31/2005† - 6/30/2005	15.21	0.13	0.12	0.25	(0.10)
Class C
12/31/2008+	$24.69	$0.12	$(10.46)	$(10.34)	$(0.17)
6/30/2008	26.34	0.81	(0.85)	(0.04)	(0.57)
6/30/2007	19.20	0.31	7.32	7.63	(0.22)
6/30/2006	15.35	0.38	3.75	4.13	(0.14)
3/31/2005† - 6/30/2005	15.21	0.11	0.12	0.23	(0.09)
RCM Global Resources Fund
Class A
12/31/2008+	$25.96	$(0.02)	$(15.31)	$(15.33)	$(0.03)
6/30/2008	19.59	0.07	6.88	6.95	—
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—
Class C
12/31/2008+	$25.51	$(0.08)	$(15.01)	$(15.09)	$— (b)
6/30/2008	19.39	(0.08)	6.79	6.71	—
6/30/2007	17.03	(0.21)	3.91	3.70	(0.02)
3/31/2006† - 6/30/2006	16.42	(0.03)	0.64	0.61	—
RCM Global Small-Cap Fund
Class A
12/31/2008+	$25.52	$(0.07)	$(11.29)	$(11.36)	$— (b)
6/30/2008	34.78	(0.16)	(6.44)	(6.60)	—
6/30/2007	27.88	(0.12)	7.02	6.90	—
6/30/2006	22.48	(0.14)	5.53	5.39	—
6/30/2005	19.63	(0.08)	2.92	2.84	—
6/30/2004	13.55	(0.11)	6.18	6.07	—
Class B
12/31/2008+	$24.34	$(0.13)	$(10.76)	$(10.89)	$— (b)
6/30/2008	33.53	(0.38)	(6.15)	(6.53)	—
6/30/2007	27.08	(0.34)	6.79	6.45	—
6/30/2006	21.99	(0.33)	5.41	5.08	—
6/30/2005	19.35	(0.23)	2.86	2.63	—
6/30/2004	13.45	(0.23)	6.12	5.89	—
+	Unaudited
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.77 and 45.37%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.30 and (5.29)%, respectively.

42	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.13)	$(0.13)	$—	(b)	$9.05		(32.19)%		$17,834	2.53	%*	0.04%*	15%
(2.20)	(2.20)	—	(b)	13.55	(h)	10.17	(h)	38,469	2.52		(0.48)	67
(1.07)	(1.07)	—	(b)	17.20		34.27		48,908	2.51		(0.98)	62
(0.44)	(0.44)	0.01		13.77	(d)	45.39	(d)	34,395	2.52		(0.73)	96
(0.13)	(0.13)	—		9.80		8.70		9,844	2.69	(g)	(0.61)	101
—	—	0.04		9.14		46.01		7,101	2.61		(1.09)	118

$(0.13)	$(0.13)	$—	(b)	$8.99		(32.18)%		$39,688	2.53	%*	0.04%*	15%
(2.20)	(2.20)	—	(b)	13.46	(i)	(10.17	)(i)	84,215	2.52		(0.47)	67
(1.07)	(1.07)	—	(b)	17.10		34.33		102,990	2.51		(0.99)	62
(0.44)	(0.44)	0.01		13.69	(f)	45.31	(f)	68,962	2.52		(0.73)	96
(0.13)	(0.13)	—		9.75		8.75		17,268	2.69	(g)	(0.62)	101
—	—	0.04		9.09		45.91		12,661	2.61		(1.11)	118

$(0.52)	$(0.73)	$—	(b)	$13.76		(41.70)%		$525,873	1.45	%*	1.93%*	29%
(1.04)	(1.86)	—	(b)	24.81		0.29		798,257	1.44		3.96	23
(0.27)	(0.61)	—	(b)	26.51		41.29		299,476	1.46		2.09	26
(0.15)	(0.36)	0.01		19.28		28.12		64,699	1.48		2.65	25
—	(0.10)	—		15.36		1.62		1,009	1.34	*(c)	3.51 *	61

$(0.52)	$(0.69)	$—	(b)	$13.66		(41.96)%		$170,953	2.20	%*	1.26%*	29%
(1.04)	(1.61)	—	(b)	24.69		(0.44)		321,056	2.19		3.11	23
(0.27)	(0.49)	—	(b)	26.34		40.19		156,470	2.21		1.36	26
(0.15)	(0.29)	0.01		19.20		27.14		35,186	2.22		2.01	25
—	(0.09)	—		15.35		1.52		351	2.03	*(c)	3.07 *	61

$(0.61)	$(0.64)	$—	(b)	$9.99		(59.10)%		$8,152	1.48	%*	(0.21)%*	75%
(0.61)	(0.61)	0.03		25.96		36.07		29,504	1.46		0.32	75
(1.33)	(1.35)	0.01		19.59		24.30		5,327	1.47		(0.47)	111
—	—	—	(b)	17.06		3.90		1,290	1.45	*	0.03 *	128

$(0.61)	$(0.61)	$—	(b)	$9.81		(59.19)%		$6,143	2.23	%*	(0.96)%*	75%
(0.61)	(0.61)	0.02		25.51		35.14		20,802	2.21		(0.36)	75
(1.33)	(1.35)	0.01		19.39		23.30		4,525	2.22		(1.23)	111
—	—	—	(b)	17.03		3.71		736	2.20	*	(0.71)*	128

$— (b)	$— (b)	$—	(b)	$14.16		(44.54)%		$24,892	1.80	%*	(0.68)%*	60%
(2.66)	(2.66)	—	(b)	25.52		(20.20)		63,178	1.77		(0.53)	100
—	—	—	(b)	34.78		24.75		98,080	1.76		(0.39)	80
—	—	0.01		27.88	(j)	24.02	(j)	71,293	1.77		(0.52)	73
—	—	0.01		22.48		14.52		25,389	1.84	(g)	(0.38)	96
—	—	0.01		19.63		44.87		9,613	1.85		(0.63)	111

$— (b)	$—	$—	(b)	$13.45		(44.76)%		$12,106	2.55	%*	(1.43)%*	60%
(2.66)	(2.66)	—	(b)	24.34		(20.77)		31,948	2.52		(1.29)	100
—	—	—	(b)	33.53		23.77		57,203	2.52		(1.16)	80
—	—	0.01		27.08	(k)	23.19	(k)	48,365	2.52		(1.28)	73
—	—	0.01		21.99		13.64		17,637	2.59	(g)	(1.11)	96
—	—	0.01		19.35		43.87		6,945	2.60		(1.29)	111
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.69 and 45.31%, respectively.
(g)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.55 and (10.17)%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $13.46 and (10.17)%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.88 and 24.01%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.08 and 23.14%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	43

Financial Highlights  (Cont.)

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Global Small-Cap Fund (cont.)
Class C
12/31/2008+	$24.33	$(0.13)	$(10.75)	$(10.88)	$— (b)
6/30/2008	33.52	(0.38)	(6.15)	(6.53)	—
6/30/2007	27.07	(0.34)	6.79	6.45	—
6/30/2006	21.98	(0.34)	5.42	5.08	—
6/30/2005	19.34	(0.25)	2.88	2.63	—
6/30/2004	13.44	(0.24)	6.13	5.89	—
RCM International Growth Equity Fund
Class A
12/31/2008+	$14.12	$0.01	$(4.96)	$(4.95)	$(0.17)
6/30/2008	15.41	0.14	(1.27)	(1.13)	(0.16)
6/30/2007	12.69	0.13	2.71	2.84	(0.12)
6/30/2006	9.96	0.08	2.82	2.90	(0.17)
6/30/2005	9.30	0.11	0.64	0.75	(0.09)
6/30/2004	7.41	0.04	1.95	1.99	(0.10)
Class B
12/31/2008+	$13.81	$(0.03)	$(4.84)	$(4.87)	$— (b)
6/30/2008	15.09	—	(1.22)	(1.22)	(0.06)
6/30/2007	12.45	0.02	2.66	2.68	(0.04)
6/30/2006	9.80	—	2.76	2.76	(0.11)
6/30/2005	9.19	0.03	0.64	0.67	(0.06)
6/30/2004	7.37	(0.02)	1.91	1.89	(0.08)
Class C
12/31/2008+	$13.90	$(0.03)	$(4.88)	$(4.91)	$(0.06)
6/30/2008	15.16	(0.02)	(1.20)	(1.22)	(0.04)
6/30/2007	12.50	0.02	2.68	2.70	(0.04)
6/30/2006	9.81	(0.02)	2.79	2.77	(0.08)
6/30/2005	9.20	0.02	0.65	0.67	(0.06)
6/30/2004	7.37	(0.02)	1.92	1.90	(0.07)
RCM Technology Fund
Class A
12/31/2008+	$42.11	$(0.11)	$(15.82)	$(15.93)	$—
6/30/2008	45.29	(0.30)	(1.00)	(1.30)	—
6/30/2007	36.18	(0.35)	9.46	9.11	—
6/30/2006	33.61	(0.44)	3.00	2.56	—
6/30/2005	32.53	(0.39)	1.46	1.07	—
6/30/2004	24.49	(0.47)	8.51	8.04	—
Class B
12/31/2008+	$40.04	$(0.22)	$(15.02)	$(15.24)	$—
6/30/2008	43.47	(0.64)	(0.91)	(1.55)	—
6/30/2007	34.98	(0.64)	9.13	8.49	—
6/30/2006	32.75	(0.70)	2.92	2.22	—
6/30/2005	31.94	(0.55)	1.36	0.81	—
6/30/2004	24.22	(0.69)	8.41	7.72	—
Class C
12/31/2008+	$40.02	$(0.22)	$(15.02)	$(15.24)	$— (b)
6/30/2008	43.45	(0.63)	(0.92)	(1.55)	—
6/30/2007	34.97	(0.63)	9.11	8.48	—
6/30/2006	32.73	(0.70)	2.93	2.23	—
6/30/2005	31.91	(0.57)	1.38	0.81	—
6/30/2004	24.20	(0.69)	8.40	7.71	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.07 and 23.15%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $36.16 and 7.58%, respectively.

44	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$— (b)	$— (b)	$—	(b)	$13.45		(44.72)%		$13,192	2.55	%*	(1.43)%*	60%
(2.66)	(2.66)	—	(b)	24.33		(20.79)		34,014	2.52		(1.28)	100
—	—	—	(b)	33.52		23.79		57,007	2.52		(1.13)	80
—	—	0.01		27.07	(d)	23.16	(d)	40,499	2.52		(1.32)	73
—	—	0.01		21.98		13.65		19,212	2.60	(c)	(1.22)	96
—	—	0.01		19.34		43.90		11,833	2.60		(1.35)	111

$— (b)	$(0.17)	$—	(b)	$9.00		(34.99)%		$12,721	1.38	%*	0.16%*	19%
—	(0.16)	—	(b)	14.12		(7.42)		23,718	1.37		0.90	51
—	(0.12)	—	(b)	15.41		22.43		21,738	1.37		0.91	52
—	(0.17)	—	(b)	12.69		29.25		17,672	1.38		0.64	79
—	(0.09)	—		9.96		8.09		12,370	1.53	(c)	1.08	138
—	(0.10)	—		9.30		26.87		9,346	1.49		0.47	90

$—	$— (b)	$—	(b)	$8.94		(35.26)%		$6,015	2.13	%*	(0.61)%*	19%
—	(0.06)	—	(b)	13.81		(8.10)		14,150	2.12		(0.03)	51
—	(0.04)	—	(b)	15.09		21.50		16,240	2.12		0.16	52
—	(0.11)	—	(b)	12.45		28.38		12,660	2.13		0.02	79
—	(0.06)	—		9.80		7.30		6,542	2.28	(c)	0.36	138
—	(0.08)	0.01		9.19		25.78		5,230	2.24		(0.18)	90

$—	$(0.06)	$—	(b)	$8.93		(35.33)%		$19,003	2.13	%*	(0.58)%*	19%
—	(0.04)	—	(b)	13.90		(8.07)		33,116	2.12		(0.10)	51
—	(0.04)	—	(b)	15.16		21.50		45,029	2.12		0.13	52
—	(0.08)	—	(b)	12.50		28.36		39,409	2.13		(0.17)	79
—	(0.06)	—		9.81		7.25		32,649	2.29	(c)	0.23	138
—	(0.07)	—		9.20		25.85		36,147	2.24		(0.27)	90

$(2.76)	$(2.76)	$—	(b)	$23.42	(h)	(37.41	)%(h)	$247,605	1.69	%*	(0.63)%*	153%
(1.89)	(1.89)	0.01		42.11		(3.58)		436,692	1.65		(0.65)	269
—	—	—	(b)	45.29		25.18		383,969	1.66		(0.90)	209
—	—	0.01		36.18	(e)	7.65	(e)	328,815	1.64		(1.15)	272
—	—	0.01		33.61		3.32		293,550	1.71	(c)	(1.19)	238
—	—	—		32.53		32.83		82,736	1.76		(1.54)	206

$(2.76)	$(2.76)	$—	(b)	$22.04	(i)	(37.62	)%(i)	$15,074	2.44	%*	(1.38)%*	153%
(1.89)	(1.89)	0.01		40.04		(4.32)		33,229	2.40		(1.42)	269
—	—	—	(b)	43.47		24.24		66,220	2.41		(1.69)	209
—	—	0.01		34.98	(f)	6.84	(f)	117,008	2.39		(1.91)	272
—	—	—		32.75		2.54		161,675	2.40	(c)	(1.69)	238
—	—	—		31.94		31.87		7,585	2.50		(2.29)	206

$(2.76)	$(2.76)	$—	(b)	$22.02	(j)	(37.65	)%(j)	$84,374	2.44%		(1.38)%	153%
(1.89)	(1.89)	0.01		40.02		(4.32)		155,023	2.40		(1.41)	269
—	—	—	(b)	43.45		24.25		174,303	2.41		(1.66)	209
—	—	0.01		34.97	(g)	6.84	(g)	192,675	2.39		(1.90)	272
—	—	0.01		32.73		2.57		219,872	2.40	(c)	(1.74)	238
—	—	—		31.91		31.86		13,199	2.50		(2.27)	206
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.96 and 6.74%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $34.95 and 6.77%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.42 and (37.42)%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.04 and (37.63)%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.02 and (37.66)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	45

Financial Highlights  (Cont.)

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
RCM Wellness Fund
Class A
12/31/2008+	$22.14	$(0.06)	$(3.95)	$(4.01)	$—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—
6/30/2007	21.23	(0.09)	2.68	2.59	—
6/30/2006	21.19	(0.11)	0.15	0.04	—
6/30/2005	20.80	(0.05)	0.44	0.39	—
6/30/2004	18.64	(0.18)	2.34	2.16	—
Class B
12/31/2008+	$21.09	$(0.12)	$(3.77)	$(3.89)	$—
6/30/2008	22.86	(0.35)	(1.42)	(1.77)	—
6/30/2007	20.53	(0.25)	2.58	2.33	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—
6/30/2005	20.41	(0.21)	0.44	0.23	—
6/30/2004	18.43	(0.33)	2.31	1.98	—
Class C
12/31/2008+	$21.10	$(0.12)	$(3.77)	$(3.89)	$—
6/30/2008	22.87	(0.35)	(1.42)	(1.77)	—
6/30/2007	20.53	(0.25)	2.59	2.34	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—
6/30/2005	20.42	(0.21)	0.43	0.22	—
6/30/2004	18.44	(0.33)	2.31	1.98	—
+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.

46	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions from Net Realized Capital Gains	Total Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	$—	(b)	$18.13		(18.02)%		$13,648	1.50	%*	(0.55)%*	224%
—	—	—	(b)	22.14		(7.05)		9,241	1.52		(0.81)	171
—	—	—	(b)	23.82		12.20		11,879	1.55	(f)	(0.38)	254
—	—	—	(b)	21.23	(d)	0.19	(d)	14,526	1.57		(0.49)	280
—	—	—		21.19		1.88		18,752	1.60	(c)	(0.25)	210
—	—	—		20.80		11.59		14,308	1.62		(0.92)	257

$—	$—	$—	(b)	$17.20		(18.35)%		$6,338	2.25	%*	(1.29)%*	224%
—	—	—	(b)	21.09		(7.74)		4,705	2.27		(1.56)	171
—	—	—	(b)	22.86		11.35		6,183	2.30	(f)	(1.13)	254
—	—	—	(b)	20.53	(e)	(0.53	)(e)	8,043	2.32		(1.24)	280
—	—	—		20.64		1.13		9,725	2.35	(c)	(1.02)	210
—	—	—		20.41		10.74		9,427	2.37		(1.68)	257

$—	$—	$—	(b)	$17.21		(18.34)%		$9,907	2.25	%*	(1.32)%*	224%
—	—	—	(b)	21.10		(7.74)		4,895	2.27		(1.56)	171
—	—	—		22.87		11.34		5,554	2.30	(f)	(1.13)	254
—	—	—	(b)	20.53	(e)	(0.53	)(e)	7,444	2.32		(1.24)	280
—	—	—		20.64		1.08		9,875	2.35	(c)	(1.02)	210
—	—	—		20.42		10.74		9,859	2.37		(1.68)	257
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.
(f)	Effective January 1, 2007, the advisory fee was reduced by 0.05%.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	47

Notes to Financial Statements

(Unaudited)

December 31, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the A, B, and C, Classes (the “Retail Classes”) of ten of the funds offered by the Trust. Financial information for Institutional, Administrative, D, P and R Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at December 31, 2008. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45, and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures established by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurement.  Effective July 1, 2008 the Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard

48	Allianz Funds Semiannual Report	12.31.08

clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this Standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair valuation techniques on Level 3 investments: multi-dimensional relationship pricing model and estimating the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value:

	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation inputs
Level 1—Quoted Prices	$ 21,029	$ 12,222	$ 6,047
Level 2—Other Significant Observable Inputs	38,449	14,018	170,445
Level 3—Significant Unobservable Inputs	278	142	—
Total	59,756	26,382	176,492

Roll forward of fair value measurements

Beginning balance, 6/30/08	3,617	—	—
Net purchases (sales) and settlements	(890)	536	—
Total realized and unrealized gain (loss)	(2,009)	(660)	—
Transfers in and/or out of Level 3	(440)	266	—
Ending balance, 12/31/08	278	142	—

	NACM Pacific Rim Fund	NFJ International Value Fund	RCM Global Resources Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation inputs
Level 1—Quoted Prices	$ 20,275	$ 884,679	$ 18,475
Level 2—Other Significant Observable Inputs	171,572	127,558	3,356
Level 3—Significant Unobservable Inputs	81	—	—
Total	191,928	1,012,237	21,831

Roll forward of fair value measurements

Beginning balance, 6/30/08	—	—	—
Net purchases (sales) and settlements	196	—	—
Total realized and unrealized gain (loss)	(115)	—	—
Ending balance, 12/31/08	81	—	—

12.31.08	Allianz Funds Semiannual Report	49

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	RCM Global Small-Cap Fund	RCM International Growth Equity Fund	RCM Technology Fund
	Investments in Securities	Investments in Securities	Investments in Securities

Valuation inputs
Level 1—Quoted Prices	$ 46,455	$ 1,682	$ 603,276
Level 2—Other Significant Observable Inputs	32,333	40,766	116,903
Level 3—Significant Unobservable Inputs	835	2,324	—
Total	79,623	44,772	720,179

Roll forward of fair value measurements

Beginning balance, 6/30/08	—	8	—
Net purchases (sales) and settlements	1,138	—	—
Total realized and unrealized gain (loss)	(1,419)	(957)	—
Transfers in and/or out of Level 3	1,116	3,273	—
Ending balance, 12/31/08	835	2,324	—

RCM Wellness Fund
Investments in Securities

Valuation inputs
Level 1—Quoted Prices	$ 112,897
Level 2—Other Significant Observable Inputs	33,723
Level 3—Significant Unobservable Inputs	—
Total	146,620

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income except the NFJ International Value Fund, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed no less frequently than annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.   Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$327,089; NACM Global Fund—$9,564; NACM International Fund—$233,212; NACM Pacific Rim Fund—$207,479; NFJ International Value Fund—$2,326,830; RCM Global Resources Fund— $6,894; RCM Global Small-Cap Fund—$10,405; RCM International Growth Equity Fund—$26,824; RCM Technology Fund—$213,143; and RCM Wellness Fund—$8,102;.

50	Allianz Funds Semiannual Report	12.31.08

Forward Currency Transactions.  Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements.  The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Funds will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $145,241. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Funds may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identify investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the six months ended December 31, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale.

12.31.08	Allianz Funds Semiannual Report	51

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Short Sales.   The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P	Class R(2)
NACM Emerging Markets Opportunities Fund	0.90%		0.45%	N/A	0.60%	0.60%	0.55%	N/A
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.45%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.55%	0.60%
NACM Pacific Rim Fund	0.90%		0.45%	N/A	0.60%	0.60%	0.55%	N/A
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	0.55%	N/A
RCM Global Resources Fund	0.70%		0.35%	N/A	0.50%	0.50%	0.45%	N/A
RCM Global Small-Cap Fund	1.00%		0.35%	N/A	0.50%	0.50%	0.45%	N/A
RCM International Growth Equity Fund	0.50%		0.45%	0.45%	0.60%	0.60%	N/A	N/A
RCM Technology Fund	0.90%		0.30%	0.30%	0.45%	0.45%	0.40%	N/A
RCM Wellness Fund	0.80%	(3)	N/A	N/A	0.45%	0.45%	N/A	N/A

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)	The Funds’ advisory does not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, the actual advisory fees will be 0.95%.

Redemption Fees.  Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where

52	Allianz Funds Semiannual Report	12.31.08

redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current six months with no unreimbursed costs to be carried forward as of December 31, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $599,949 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other

12.31.08	Allianz Funds Semiannual Report	53

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$118,117	$183,434
NACM Global Fund	23,425	29,784
NACM International Fund	252,508	329,222
NACM Pacific Rim Fund	36,377	99,228
NFJ International Value Fund	603,172	340,407
RCM Global Resources Fund	30,195	38,140
RCM Global Small-Cap Fund	76,476	112,667
RCM International Growth Equity Fund	11,596	22,102
RCM Technology Fund	1,548,164	1,327,546
RCM Wellness Fund	316,791	215,016

5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Technology Fund		RCM Wellness Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	157,882	$59,069	—	$—
Sales	442,167	172,247	3,344	735
Closing Buys	(355,410)	(129,984)	(1,349)	(292)
Exercises	(1,449)	(466)	—	—
Expirations	(11,020)	(3,688)	(1,995)	(443)
Balance at 12/31/2008	232,170	$97,178	—	$—

6.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation
NACM Emerging Markets Opportunities Fund	$78,713	$ 1,516	$ (20,473)	$ (18,957)
NACM Global Fund	34,572	792	(8,982)	(8,190)
NACM International Fund	203,738	9,707	(36,940)	(27,233)
NACM Pacific Rim Fund	236,176	14,924	(59,172)	(44,248)
NFJ International Value Fund	1,515,264	8,957	(511,984)	(503,027)
RCM Global Resources Fund	30,090	529	(8,788)	(8,259)
RCM Global Small-Cap Fund	102,442	4,409	(27,228)	(22,819)
RCM International Growth Equity Fund	58,783	2,141	(16,152)	(14,011)
RCM Technology Fund	883,647	25,479	(90,373)	(64,894)
RCM Wellness Fund	159,737	5,327	(15,732)	(10,405)

54	Allianz Funds Semiannual Report	12.31.08

7.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund				NACM International Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	484	$9,553	2,511	$82,536	210	$3,235	509	$9,827	351	$4,800	2,816	$65,726
Class B	—	—	—	—	41	579	461	8,797	—	—	—	—
Class C	211	4,367	884	28,955	81	1,021	256	4,807	193	2,296	1,324	30,856
Other Classes	676	14,006	5,329	182,248	64	951	158	3,143	1,073	13,773	3,251	75,436
Issued in reinvestment of dividends and distributions
Class A	48	654	55	1,857	2	24	62	1,235	143	1,532	1,756	37,694
Class B	—	—	—	—	3	26	100	1,888	—	—	—	—
Class C	21	292	17	568	2	15	53	1,004	70	745	1,009	21,313
Other Classes	93	1,288	200	6,796	1	5	13	268	323	3,459	1,171	25,398
Cost of shares redeemed
Class A	(1,358)	(27,612)	(796)	(25,214)	(366)	(4,670)	(243)	(4,605)	(3,602)	(49,457)	(11,268)	(241,780)
Class B	—	—	—	—	(405)	(5,193)	(373)	(6,775)	—	—	—	—
Class C	(279)	(5,078)	(205)	(6,402)	(206)	(2,496)	(211)	(3,875)	(2,150)	(28,752)	(4,090)	(82,710)
Other Classes	(2,762)	(61,816)	(3,330)	(104,914)	(45)	(588)	(61)	(1,154)	(1,768)	(24,052)	(3,015)	(65,886)
Net increase (decrease) resulting from Fund share transactions	(2,866)	$(64,348)	4,665	$166,430	(618)	$(7,091)	724	$14,560	(5,367)	$(75,656)	(7,046)	$(133,953)

	NACM Pacific Rim Fund				NFJ International Value Fund				RCM Global Resources Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	615	$6,812	3,281	$54,594	19,964	$364,013	26,349	$699,547	235	$4,028	1,277	$28,469
Class B	74	751	742	12,316	—	—	—	—	—	—	—	—
Class C	204	2,014	1,915	30,829	2,991	55,555	8,199	216,583	185	2,852	705	15,785
Other Classes	873	8,870	3,111	53,652	13,593	256,082	14,352	380,264	114	1,943	531	12,058
Issued in reinvestment of dividends and distributions
Class A	55	494	749	12,222	1,230	17,719	935	24,675	44	454	19	440
Class B	22	190	301	4,717	—	—	—	—	—	—	—	—
Class C	34	291	397	6,188	402	5,700	390	10,300	30	293	11	246
Other Classes	120	1,089	1,173	19,293	798	11,716	508	13,424	45	466	18	398
Cost of shares redeemed
Class A	(3,011)	(32,403)	(3,979)	(62,815)	(15,140)	(255,668)	(6,403)	(162,305)	(600)	(9,761)	(431)	(9,442)
Class B	(966)	(10,142)	(1,047)	(15,902)	—	—	—	—	—	—	—	—
Class C	(2,081)	(21,585)	(2,077)	(31,043)	(3,885)	(64,440)	(1,527)	(38,625)	(403)	(6,165)	(134)	(2,882)
Other Classes	(1,937)	(20,893)	(3,909)	(62,929)	(9,444)	(157,671)	(2,480)	(62,860)	(219)	(3,805)	(179)	(4,000)
Net increase (decrease) resulting from Fund share transactions	(5,998)	$(64,512)	657	$21,122	10,509	$233,006	40,323	$1,081,003	(569)	$(9,695)	1,817	$41,072

12.31.08	Allianz Funds Semiannual Report	55

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	RCM Global Small-Cap Fund				RCM International Growth Equity Fund				RCM Technology Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class A	169	$3,158	894	$28,783	161	$1,664	965	$14,267	1,096	$35,586	4,703	$222,184
Class B	13	247	122	3,843	20	203	349	5,355	23	671	154	7,123
Class C	40	666	278	8,618	147	1,357	529	7,943	143	4,049	830	36,523
Other Classes	60	1,075	677	22,285	67	705	463	7,157	1,473	48,251	6,951	338,987
Issued in reinvestment of dividends and distributions
Class A	— *	— *	222	6,769	23	200	12	187	1,035	22,893	317	15,916
Class B	— *	— *	122	3,569	— *	— *	4	56	69	1,445	38	1,807
Class C	— *	— *	125	3,647	12	108	6	97	380	7,912	130	6,222
Other Classes	— *	— *	237	7,315	14	133	10	152	1,661	37,306	547	27,727
Cost of shares redeemed
Class A	(886)	(16,276)	(1,461)	(42,237)	(450)	(4,755)	(708)	(10,644)	(1,930)	(61,761)	(3,126)	(142,126)
Class B	(426)	(7,664)	(637)	(17,764)	(372)	(3,817)	(404)	(6,022)	(238)	(7,471)	(885)	(39,955)
Class C	(457)	(7,701)	(706)	(19,539)	(414)	(4,248)	(1,123)	(16,342)	(566)	(16,181)	(1,098)	(46,801)
Other Classes	(633)	(12,149)	(1,333)	(39,660)	(229)	(2,618)	(317)	(4,953)	(3,184)	(104,186)	(4,828)	(224,577)
Net increase (decrease) resulting from Fund share transactions	(2,120)	$(38,644)	(1,460)	$(34,371)	(1,021)	$(11,068)	(214)	$(2,747)	(38)	$(31,486)	3,733	$203,030

	RCM Wellness Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount

Shares sold
Class A	87	$1,741	115	$2,732
Class B	37	712	35	793
Class C	44	829	74	1,735
Other Classes	120	2,477	111	2,649
Issued in reinvestment of dividends and distributions
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Other Classes	—	—	—	—
Issued in Reorganization
Class A	444	8,316	—	—
Class B	171	3,037	—	—
Class C	376	6,695	—	—
Other Classes	4,017	75,260	—	—
Cost of shares redeemed
Class A	(195)	(3,643)	(197)	(4,626)
Class B	(63)	(1,174)	(82)	(1,840)
Class C	(76)	(1,365)	(85)	(1,906)
Other Classes	(665)	(12,383)	(599)	(14,096)
Net increase (decrease) resulting from Fund share transactions	4,297	$80,502	(628)	$(14,559)

*	Less than 500.

56	Allianz Funds Semiannual Report	12.31.08

8.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

9.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2008 the Sub-Adviser reimbursed RCM Technology Fund $17,241 ($.0006 per share) for realized losses resulting from trading errors.

During the year ended June 30, 2008, Sub-Advisor reimbursed NACM Emerging Markets Fund $51,354 ($0.009 per share) and NACM Pacific Rim Fund $30,775 (less than $0.005 per share) for realized losses resulting from trading errors.

10.	FUND REORGANIZATION

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Depreciation
RCM Wellness	RCM Biotechnology	October 17, 2008	2,981	$93,308	$93,308	$55,350	$148,658	$(34,654)

12.31.08	Allianz Funds Semiannual Report	57

Board Approval of Investment Advisory and Portfolio Management Agreements

(Unaudited)

December 31, 2008

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program, and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed upon for certain Funds (see below). The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through

58	Allianz Funds Semiannual Report	12.31.08

third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FUND PERFORMANCE

I In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by NACM (NACM Funds). The Trustees reviewed information showing performance of the NACM, Emerging Markets Opportunities, Global, International and Pacific Rim Funds. The comparative information showed only one and three years of performance information for the NACM Emerging Markets Opportunities Fund because of its short existence and performance was below median (in the third quartile) for the one-year period but was above median for the three-year period. For the NACM Global Fund, performance was above median for all periods. For the NACM International Fund, performance was below median (in the fourth quartile) for the one-year period, but was above median for three- and five-year periods. For the NACM Pacific Rim Fund, performance was below median (in the third quartile) for the one-year period but was above median for the three- and five-year periods.

NFJ International Value Fund. The Trustees reviewed information showing performance of the NFJ International Value Fund. The comparative information showed that for the NFJ International Value Fund, performance was above median for its performance universe for all periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the RCM Global Resources, Global Small-Cap, International Growth Equity, Technology and Wellness (formerly RCM Healthcare Fund) Funds. The comparative information showed for the RCM Global Small-Cap Fund, performance was below median (in the fourth quartile for the one- year period and in the third quartile for the three- and five-year periods). Only one and three years of performance information was presented for the RCM Global Resources Fund because of its short existence and performance was above median for both periods. For the RCM International Growth Equity Fund, performance was below median (in the third quartile) for the one-year period, but was above median for the three- and five-year periods. For the RCM Technology Fund, performance was above median for all periods. For the RCM Wellness Fund, performance was below median (in the third quartile for the one- and three-year periods, and in the fourth quartile for the five-year period).

Based on this and other information, and taking into account the proposed fee waiver or reductions proposed for certain Funds as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

12.31.08	Allianz Funds Semiannual Report	59

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(Unaudited)

December 31, 2008

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Funds’ prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees took into account Management’s rationale for why higher administrative fees were justified with respect to international funds or funds with a significant international component, in light of the additional expenses and complexity of administering international investments. The Trustees also considered the Adviser’s agreement that the Funds will share in future cost savings expected to result from new transfer agency arrangements established for the Funds in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

NACM Funds. For all NACM Funds advisory fees were below median for all expense groups. For the NACM Emerging Markets Opportunity and Global Funds, the total expense ratios were above median (in the third quartile) for the retail expense groups but below median for the institutional expense groups. For the NACM International Fund, the total expense ratios were below median for all expense groups. For the NACM Pacific Rim Fund, the total expense ratios were above median (in the fourth quartile) for all expense groups.

NFJ International Value Fund. For the NFJ International Value Fund, the advisory fees were below median and the total expense ratios were above median (in the third quartile) for the retail expense group and below median for the institutional expense group.

RCM Funds. For the RCM Global Resources, International Growth Equity and Wellness Funds, advisory fees were below median for the expense groups. For the RCM Global Small-Cap and Technology Funds, advisory fees were above median (in the fourth quartile). For the RCM International Growth Equity and Wellness Funds, the total expense ratios were below median for all expense groups. For the RCM Global Small-Cap and Technology Funds, total expense ratios were above median (in the fourth quartile) for all expense groups. For the RCM Global Resources Fund, total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group.

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that the advisory fees for the RCM Global Small Cap Fund be reduced by five basis points, for the one-year period ending December 31, 2009. The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2008. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall

60	Allianz Funds Semiannual Report	12.31.08

out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider additional breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

12.31.08	Allianz Funds Semiannual Report	61

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62	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC,

NFJ Investment Group LLC

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1100 Walnut, Suite 1300,

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any Fund carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 9/30/08. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

AZ015SA_24433

Allianz Funds Semiannual Report

DECEMBER 31, 2008

Stock Funds

Share Class

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz Global Investors Value Fund

(formerly Allianz OCC Value Fund)

Allianz NFJ Dividend Value Fund

Allianz OCC Renaissance Fund

Allianz NFJ Small-Cap Value Fund

INCOME & EQUITY FUND

Allianz OCC Equity Premium Strategy Fund

GROWTH STOCK FUNDS

Allianz RCM Large-Cap Growth Fund

Allianz OCC Growth Fund

Allianz CCM Capital Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

INTERNATIONAL STOCK FUND

Allianz NACM International Fund

GLOBAL STOCK FUND

Allianz NACM Global Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		19
Schedule of Investments		21
Statements of Assets and Liabilities		40
Statements of Operations		42
Statements of Changes in Net Assets		44
Financial Highlights		48
Notes to Financial Statements		52
Board Approval of Investment Advisory and Portfolio Management Agreements		63

FUND	Fund Summary	Schedule of Investments

Allianz Global Investors Value Fund	6	21
Allianz CCM Capital Appreciation Fund	7	22
Allianz CCM Mid-Cap Fund	8	23
Allianz NACM Global Fund	9	25
Allianz NACM International Fund	10	26
Allianz NFJ Dividend Value Fund	11	28
Allianz NFJ Large-Cap Value Fund	12	29
Allianz NFJ Small-Cap Value Fund	13	30
Allianz OCC Equity Premium Strategy Fund	14	32
Allianz OCC Growth Fund	15	33
Allianz OCC Renaissance Fund	16	34
Allianz RCM Large-Cap Growth Fund	17	36
Allianz RCM Mid-Cap Fund	18	37

2	Allianz Funds

President’s Letter

Dear Shareholder:

We are pleased to provide you with the semiannual report for Allianz Funds for the six-month period ended December 31, 2008.

Tight credit conditions, global economic slowing and the high-profile failures of leading financial institutions caused stock prices to fall drastically during the period. No sector or market segment was spared in a stock market decline that ranks among the worst on record. During the six-month period, growth and value stocks from all capitalization levels registered double-digit declines. Stocks in the energy and financials sectors were especially hard hit.

The Standard & Poor’s 500 Index of U.S. stocks returned -28.48% for the period. Value stocks fared better than growth stocks. Large and mid-cap growth stocks underperformed small-caps. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, returned -32.31%. Its counterpart, the Russell 1000 Value Index, posted a -26.93% return. To boost confidence and reduce the depth of the recession, the Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and announced plans to buy some $500 billion in mortgage-backed securities by mid 2009.

Please review the following pages for more information on the Funds. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-498-5413. You will also find a wide range of information and resources on our website, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

February 12, 2009

Semiannual Report	December 31, 2008	3

Important Information About the Funds

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional & Admin, NFJ Small-Cap Value/Institutional, OCC Equity Premium Strategy/Institutional, OCC Growth/C, OCC Renaissance/C, Allianz Global Investors Value (formerly OCC Value)/Institutional, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. R shares for these Funds were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and the R shares were first offered in 1/06. Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivative risk, small company risk, foreign security risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to a prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be available without charge, upon request, by calling the Fund at 1-800-426-0107. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4	Allianz Funds

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, which for most funds is from 7/1/08 to 12/31/08.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expenses] and/or because of reductions in the administrative fee resulting from the size of the fund.

Certain information on the Fund Profile page(s) including Total Return, Change in Value charts, Hypothetical Expenses and Top Sectors is unaudited.

Prior to November 1, 2006, performance data for all MSCI indices were calculated gross of dividend tax withholding. Performance data presently shown for these indices is net of dividend tax withholding. This recalculation results in lower performance for the indices.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

Semiannual Report	December 31, 2008	5

Allianz Global Investors Value Fund (formerly Allianz OCC Value Fund)

(Unaudited)

Portfolio Insights

•

Allianz Global Investors Value Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies with market capitalizations of more than $5 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions. To boost confidence and reduce the depth of recession, the Federal Reserve cut benchmark interest rates to historic lows and announced plans to buy some $500 billion in mortgage-backed securities. Stocks rallied from late November through year end, recovering significant lost ground.

•

Fund holdings in energy contributed significantly to declines. As the price of crude oil retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production companies and oilfield services firms. Positions in Hess, an oil and natural gas producer; Halliburton, the world’s second largest oil field services provider, and offshore drilling companies Transocean and Diamond Offshore all declined in this environment.

•

Falling commodities prices triggered declines in materials stocks, including the Fund’s positions in Freeport-McMoran Copper and Gold, Dow Chemical and International Paper. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest producer to cut jobs, defer overseas expansion and halt its annual dividend. Dow Chemical shares fell after a canceled joint venture with Kuwait dashed prospects of a needed cash infusion.

•

Among industrials companies, the Fund’s positions in defense contractors Lockheed Martin and Raytheon benefited performance relative to the benchmark Russell 1000 Value Index. Lockheed shares advanced as the company successfully delivered the first of 55 shallow water ships ordered by the U.S. Navy. Raytheon shares rose on reports of improved profitability.

•

In financials, an underweight position benefited relative returns. The Fund’s holdings at the beginning of the period in credit card issuer Capital One Financial and global commercial finance company CIT Group proved beneficial to returns for the reporting period. Capital One shares rose in the third quarter on favorable analyst comments on the firm’s liquidity and capital base. CIT shares advanced with the bank’s receipt of a $500-million funding commitment from Wells Fargo.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/30/91)
Allianz Global Investors Value Fund Class R	–31.02%	–49.08%	–7.19%	1.32%	7.08%
Russell 1000 Value Index	–26.93%	–36.85%	–0.79%	1.36%	8.43%
Lipper Larger Cap Value Fund Average	–27.93%	–37.36%	–1.91%	0.51%	6.99%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	20.1%
Energy	15.5%
Healthcare	13.8%
Industrials	12.2%
Consumer Discretionary	7.6%
Telecommunications	7.1%
Consumer Staples	6.5%
Information Technology	5.6%
Other	9.5%
Cash & Equivalents — net	2.1%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$689.80	$1,018.30
Expenses Paid During Period	$5.84	$6.97

Expenses are equal to the ratio (1.37% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	Allianz Funds

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profit financial institutions.

•

Fund holdings in the industrials sector were among the most significant detractors from Fund performance. SPX Corp., the world’s largest maker of dry cooling towers for power plants, detracted from relative returns. Share prices fell as SPX lowered its 2008 earnings forecasts on news of slowing demand amid the economic downturn.

•

In consumer staples, shares of Avon Products fell as the largest direct seller of beauty products reported that third-quarter profits rose less than analysts expected due to a drop in North American sales. The company also lowered its full-year earnings outlook amid concerns of a possible decline in fourth quarter sales.

•

Among materials stocks, the Fund’s position in fertilizer maker Mosaic declined on the company’s forecast for lower sales due to the global recession and lower grain prices. Mosaic withdrew its 2009 fiscal year sales forecasts for phosphates and potash, citing the uncertainties in the global economy. The company predicted a strong recovery for its business in the fiscal fourth quarter.

•

Stock selection in the consumer discretionary sector was a positive contributor to the Fund’s relative performance. Apollo Group shares rose solidly as the owner of the for-profit University of Phoenix said fiscal fourth-quarter profit beat analyst estimates. Shares of fast-food leader McDonald’s rose on news of higher same store sales. Although many consumers have begun to cut back on restaurant meals to save cash, the chain reported strong sales of breakfast items, chicken sandwiches and value-menu options.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class R	–35.22%	–42.89%	–2.94%	–0.89%	7.33%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	5.78%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	7.34%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	5.88%

†The Fund began operations on 03/08/91. Index comparisons began on 02/28/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.34%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	26.4%
Healthcare	18.8%
Consumer Staples	10.5%
Energy	7.4%
Financial Services	5.5%
Consumer Discretionary	5.5%
Retail	5.0%
Aerospace	4.1%
Other	15.1%
Cash & Equivalents — net	1.7%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$647.80	$1,018.35
Expenses Paid During Period	$5.65	$6.92

Expenses are equal to the ratio (1.36% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	7

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•

Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its assets in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of companies represented in the Russell Midcap Index.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Holdings in the industrials sector contributed significantly to the Fund’s decline during the period. SPX Corp., the world’s largest maker of dry cooling towers for power plants, detracted from the Fund’s returns. Share prices fell as SPX lowered 2008 earnings forecasts on slowing demand amid the economic downturn. Shares of mining equipment maker Joy Global also fell with lower metals prices. The company forecast 2009 profits below analyst expectations due to slowing equipment orders and the stronger dollar’s negative effect on sales abroad.

•

Holdings in the materials sector detracted from Fund performance. Shares of fertilizer maker Terra Industries declined on a steep drop in agricultural prices and worries the global economic slowdown would cut demand.

•

Fund positions in the financials and consumer discretionary sectors were positive contributors to performance versus the benchmark. Within financials, reinsurer Arch Capital Group posted gains for the six-month period following a bullish analyst report on reinsurers. Within the consumer discretionary sector, shares of Dollar Tree advanced on higher quarter sales and profits, as consumers shopped for bargains in the weak economic environment. The company noted food and seasonal merchandise were its strongest sellers.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (08/26/91)
Allianz CCM Mid-Cap Fund Class R	–41.37%	–44.79%	–1.67%	0.82%	7.52%
Russell Midcap Growth Index	–40.26%	–44.32%	–2.33%	–0.19%	6.45%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	5.93%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.34%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	23.2%
Healthcare	13.2%
Consumer Discretionary	11.7%
Capital Goods	7.2%
Insurance	6.9%
Consumer Staples	6.1%
Energy	5.5%
Financial Services	4.5%
Other	21.1%
Cash & Equivalents — net	0.6%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$586.30	$1,018.35
Expenses Paid During Period	$5.44	$6.92

Expenses are equal to the ratio (1.36% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	Allianz Funds

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•

The Fund’s performance relative to the benchmark MSCI All Country World Index was negatively impacted by stock selection in the industrials, financials and energy sectors during the reporting period. On a country level, stock selections in the U.S. and the U.K. were the worst relative performers.

•

U.K.-based Wellstream Holdings was the largest individual detractor within the Fund. An oil service company, Wellstream designs and manufactures flexible pipeline products and systems for use by the offshore oil and gas industry. The company’s shares fell hard during the second half, as the price of crude oil tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

Guess Inc., a designer, marketer and distributor of casual apparel and accessories for men, women and children, also closed lower. The firm had a difficult fourth quarter, as persistent concerns about the global economic environment and holiday spending drove the stock down by more than half.

•

On a positive note, the Fund benefited by not owning any Russian shares during the reporting period. Stocks in Russia lost nearly three-quarters of their value during the period, depressed by falling energy prices and a war with neighboring Georgia.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (07/19/02)
Allianz NACM Global Fund Class R	–41.13%	–46.14%	–0.28%	—	5.51%
MSCI All Country World Index	–35.26%	–42.19%	–0.06%	—	3.97%
Lipper Global Multi-Cap Growth Fund Average	–38.67%	–45.18%	–0.90%	0.11%	3.30%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.71%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

United States	45.2%
Japan	11.7%
United Kingdom	8.3%
Switzerland	7.7%
France	7.2%
Germany	4.8%
China	2.9%
Spain	2.7%
Other	9.8%
Cash & Equivalents — net	–0.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$588.70	$1,016.59
Expenses Paid During Period	$6.85	$8.69

Expenses are equal to the ratio (1.71% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	9

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•

Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in non-U.S. securities.

•

The global credit crisis triggered a broad-based stock market collapse during the second half of 2008. Every sector and country category tracked by the benchmark posted double-digit losses for the period. Fund performance relative to the benchmark was a result of stock selection, particularly in the industrials and materials sectors and in Japan.

•

On a security level, the Fund’s two largest detractors were both commodities companies: Australia-based Rio Tinto and Netherlands-based Royal Dutch Shell. The share price of Rio Tinto, the world’s third-largest mining company, closed sharply lower after a collapse in demand for industrial and precious metals. Royal Dutch Shell, the largest energy producer in Europe, fell after crude oil prices tumbled from a record $147 per barrel on July 11 to $45 per barrel on December 31, 2008.

•

A byproduct of the Fund’s bottom-up investment process, sector exposures also impacted the Fund’s performance. Underweighting in the utilities and health care sectors detracted from returns, while underweighting in the financials and consumer discretionary sectors contributed.

•

The Fund benefited from stock selection in the telecommunication services sector, as positions in France Telecom and Telefonica held up relatively well in a difficult environment. France Telecom was spurred by growth in the French mobile phone market. The stock also benefited from the firm’s decision to abandon efforts at acquiring Swedish telecom firm TeliaSonera.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/07/01)
Allianz NACM International Fund Class R	–39.37%	–46.28%	2.13%	—	2.79%
MSCI EAFE Index	–36.41%	–43.38%	1.66%	0.80%	0.97%
Lipper International Multi-Cap Core Fund Average	–36.28%	–43.02	1.60%	2.29%	1.23%

†The Fund began operations on 05/07/01. Index comparisons began on 04/30/01.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.72%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Country Allocation

Japan	26.0%
United Kingdom	22.9%
Switzerland	12.0%
France	9.0%
Germany	6.5%
Spain	6.5%
Australia	5.3%
Italy	4.4%
Other	6.6%
Cash & Equivalents — net	0.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$606.30	$1,016.43
Expenses Paid During Period	$7.04	$8.84

Expenses are equal to the ratio (1.74% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Allianz Funds

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Dividend Value Fund seeks current income with long-term growth of capital as a secondary objective, by investing at least 80% of its assets in common stocks that pay or are expected to pay dividends.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production companies and oilfield services firms. Halliburton, the world’s second largest oil field services provider, acknowledged that it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings are susceptible to the risk of budget cuts for exploration and production.

•

Among technology companies, Seagate announced earnings significantly below the same period a year earlier, widely missing analysts’ estimates. The company experienced a greater-than-expected decline in hard disc drive demand and selling prices, especially in the personal computer market.

•

Falling commodities prices triggered declines in materials stocks, including the Fund’s positions in Alcoa and Dow Chemical. Alcoa shares weakened on fears of softening demand from China and India. Dow Chemical shares fell after a canceled joint venture with the government of Kuwait dashed prospects of a needed cash infusion for the company.

•

An underweight position in financials proved beneficial to returns versus the benchmark. Shares of Annaly Capital Management rallied as the real estate investment trust reported earnings nearly double year-earlier levels. The company, which invests in mortgage-backed securities, benefited from lower borrowing costs that widened the spread between the rates it paid and those it received on government-backed mortgage securities.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class R	–29.17%	–36.45%	0.66%	—	4.96%
Russell 1000 Value Index	–26.93%	–36.85%	–0.79%	1.36%	0.91%
Lipper Equity Income Fund Average	–25.31%	–33.77%	–0.73%	1.08%	0.73%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.29%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Energy	20.0%
Financial Services	17.6%
Industrial	12.1%
Consumer Discretionary	10.6%
Healthcare	10.3%
Consumer Staples	8.3%
Telecommunications	6.1%
Information Technology	5.6%
Other	5.2%
Cash & Equivalents — net	4.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$708.30	$1,018.66
Expenses Paid During Period	$5.59	$6.61

Expenses are equal to the ratio (1.30% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	11

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Large-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Fund holdings in energy contributed significantly to declines during the period. As the price of crude retreated from its July high, large integrated oil companies were better positioned to withstand the decline than the Fund’s holdings in exploration and production and oilfield services firms. Halliburton, the world’s second largest oilfield provider, acknowledged it will struggle in 2009 to meet its goal of increasing revenue by 20%. Analysts downgraded Diamond Offshore Drilling over concerns that earnings are susceptible to budget cuts for exploration and production.

•

Falling commodities prices triggered declines in materials stocks during the period, including the Fund’s positions in Freeport McMoran Copper and Gold and in Alcoa. Shares of Freeport McMoran fell as plummeting copper prices led the world’s second-largest copper producer to cut jobs, defer overseas expansion and halt its annual dividend. Alcoa shares weakened on fears of softening demand from China and India.

•

An underweight position in financials proved beneficial to returns versus the benchmark. Travelers shares advanced as the insurer sought to distance itself from AIG, the only insurer that sells more coverage to U.S. companies. After AIG received $150 billion in federal funds to prevent its collapse, Traveler’s CEO sent a letter to Treasury Secretary Paulson stating that the company does not require any assistance from the government.

•

In industrials, Waste Management rose late in the period on the announcement of a dividend increase for 2009 despite profits that were pinched by falling prices for recycled materials. The company, North America’s largest provider of garbage disposal services, said the dividend hike reflected strong and consistent cash flow.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class R	–32.44%	–40.99%	–1.32%	—	3.19%
Russell Top 200 Value Index	–24.59%	–36.09%	–1.35%	0.05%	–0.83%
Lipper Large-Cap Value Fund Average	–27.93%	–37.36%	–1.91%	0.51%	–0.01%

†The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.34%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	19.0%
Energy	13.9%
Healthcare	12.9%
Industrial	12.4%
Telecommunications	7.3%
Consumer Discretionary	7.1%
Consumer Staples	6.7%
Materials	6.3%
Other	8.6%
Cash & Equivalents — net	5.8%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$675.60	$1,018.35
Expenses Paid During Period	$5.74	$6.92

Expenses are equal to the ratio (1.36% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Allianz Funds

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•

Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets in the common stocks of companies with market capitalizations of between $100 million and $3.5 billion at the time of investment. The Fund invests primarily in dividend-paying stocks with below-average P/E ratios relative to the market and their respective industry groups.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

The Fund’s overweight position in energy contributed significantly to declines as falling oil prices hit oilfield service and exploration companies hardest. Shares of Berry Petroleum fell on liquidity and debt concerns. Falling oil prices reduced the value of the firm’s reserves, which serve as collateral on Berry’s revolving credit line. The company sharply cut its capital budget for 2009 in response to the threat of a cash crunch.

•

Among industrials, shares of Genco Shipping & Trading and Excel Maritime fell on weakness in dry bulk freight rates. Genco, which operates 28 vessels for the transport of coal, grain and steel, cancelled an order for six new carriers. Excel Maritime ships iron ore and coal. Analysts expressed concerned that the slowing global economy could reduce demand for shipping services.

•	In financials, the Fund’s position in CBL & Associates fell as the shopping mall owner cut dividends in anticipation of difficult access to capital amid a dim outlook for retail shopping malls.

•

In materials, positions in Royal Gold and Iamgold advanced on rising gold prices and a bullish outlook. While demand for gold has grown, worldwide production has been declining and barriers to entry are high for the development of new mines. Colorado-based Royal Gold receives royalties on gold and silver mines. Toronto-based Iamgold’s principal asset is a mine in Mali, West Africa. The company has exploration initiatives in Africa and South America.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class R	–24.77%	–26.66%	4.37%	8.12%	10.53%
Russell 2000 Value Index	–21.17%	–28.92%	0.27%	6.11%	10.43%
Lipper Small-Cap Value Fund Average	–27.23%	–33.45%	–0.90%	5.41%	8.76%

†The Fund began operations on 10/01/91. Index comparisons began on 09/30/91.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.47%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Industrial	19.8%
Financial Services	16.3%
Materials	13.2%
Utilities	11.7%
Energy	11.4%
Consumer Staples	7.0%
Consumer Discretionary	5.4%
Healthcare	5.0%
Other	3.0%
Cash & Equivalents — net	7.2%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$752.30	$1,017.80
Expenses Paid During Period	$6.49	$7.48

Expenses are equal to the ratio (1.47% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	13

Allianz OCC Equity Premium Strategy Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Equity Premium Strategy Fund seeks long-term growth of capital and current income by normally investing at least 65% of its assets in stocks of companies with market capitalizations greater than $5 billion at the time of investment. In addition, the covered call portion intends to enhance the income potential of the Fund while simultaneously reducing the volatility of the performance stream.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

An overweight position in the information technology sector contributed to performance for the period. Shares of Google, Corning and Nokia fell as consumer and business spending on technology services and equipment diminished with the slowing economy.

•

Health care stock selection and an overweight position in the sector benefited performance. Shares of pharmaceutical company Abbott Laboratories advanced during the period, as the company beat analysts’ estimates for third-quarter revenues and earnings. Fellow pharmaceutical companies Merck and Roche continued to grow even in the difficult economic environment.

•	Materials stock selection hurt Fund performance for the period. Mosaic, which produces potash and phosphate for use in fertilizer, fell on worries about a global downturn in fertilizer demand.

•

Stock selection among telecommunications companies detracted from performance relative to the benchmark. Sprint declined on concerns about the erosion of its market share, while NII Holdings, which provides wireless services in Latin America, fell on worries that its growth may be slowing.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/28/94)
Allianz OCC Equity Premium Strategy Fund Class R	–33.27%	–41.08%	–4.32%	0.86%	6.66%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	6.81%
Lipper Large-Cap Core Fund Average	–29.22%	–37.23%	–2.88%	–1.72%	5.67%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.52%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	20.5%
Financial Services	15.1%
Technology	14.2%
Energy	12.4%
Consumer Staples	12.1%
Aerospace	4.9%
Materials & Processing	4.2%
Consumer Discretionary	4.0%
Other	12.3%
Cash & Equivalents — net	0.3%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$667.30	$1,017.44
Expenses Paid During Period	$6.41	$7.76

Expenses are equal to the ratio (1.53% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Allianz Funds

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Growth Fund seeks long-term growth of capital, with income as an incidental consideration, by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

In health care, stock selection decisions and an overweighting contributed to relative performance. Shares of pharmaceutical company Gilead rallied after topping earnings estimates on continued strong sales growth for its HIV medications. The company is the leading maker of AIDS treatments. About 80% of all treated patients take at least one of Gilead’s HIV drugs.

•

In absolute terms, Fund holdings in the information technology sector contributed most significantly to declines for the period. Shares of Research In Motion fell after being downgraded by analysts as competition and the prospects of a price war became more likely. As the market entered a more difficult phase of slowing consumer spending, the maker of the popular Blackberry phone increased marketing efforts, including the subsidy spending needed to support newly launched products.

•

Positions in industrials companies detracted from both relative and absolute performance. In the industrials sector, shares of Textron fell as the diversified manufacturer forecast a loss for the final quarter of 2008. The company, which operates manufacturing, finance and aircraft product lines, announced plans to exit its commercial finance business except for the financing of customer purchases of Textron products. Shares of railroad company Union Pacific also weakened. The company reported layoffs and reduced working hours for 1,500 workers due to slack demand for rail services.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (02/24/84)
Allianz OCC Growth Fund Class R	–32.34%	–37.41%	–0.49%	–3.12%	9.24%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	8.87%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	9.88%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.41%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Healthcare	25.2%
Technology	22.3%
Consumer Staples	9.8%
Financial Services	8.0%
Energy	7.7%
Capital Goods	4.1%
Telecommunications	4.0%
Chemicals	3.4%
Other	8.1%
Cash & Equivalents — net	7.4%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$676.60	$1,018.05
Expenses Paid During Period	$6.60	$7.22

Expenses are equal to the ratio (1.42% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	15

Allianz OCC Renaissance Fund

(Unaudited)

Portfolio Insights

•

Allianz OCC Renaissance Fund seeks long-term growth of capital and income by investing at least 65% of its assets in the common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at purchase, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income.

•

U.S. stocks experienced deep and broad-based declines in an economic retrenchment during the period, the likes of which have not been seen in decades. Investor concerns early in the period over higher oil prices and economic slowing were overshadowed in September by the failures of high-profile financial institutions.

•

Positions in the industrials sector weighed on Fund performance during the period. Shares of French steel tube maker Vallourec fell on the news of downgrades by analysts who acknowledged continued demand and favorable industry positioning but saw minimal upside for the stock given weakness in oil and gas markets.

•

In absolute terms, the Fund’s holdings in financials contributed significantly to declines. Life insurance stocks sustained their worst month in a decade as the value of insurers’ stock and bond reserves declined. The Fund’s position in Genworth Financial weakened in this environment. However, the sector experienced sharp crosscurrents as investors differentiated between financial companies with solid balance sheets, bidding them up, and those that are experiencing severe problems and may not survive, selling them off. Bank holding company Prosperity Bancshares and Mortgage REIT Annaly Capital Management both had limited exposure to problem investments and contributed to absolute performance.

•

Exposure to the materials sector detracted. Shares of fertilizer chemicals manufacturer Mosaic fell despite reports that fiscal fourth quarter earnings quadrupled from levels one year earlier and exceeded analyst expectations. The drop reflected concerns over the sustainability of fertilizer demand in the face of a global economic slowdown.

•

Although every market sector was down for the period, several consumer holdings performed well. Apollo Group, a for-profit educational institution that owns the University of Phoenix, reported favorable quarterly financial results and record enrollments, while tax-services firm H&R Block rose on strong cash flow and the non-cyclical nature of the company’s business.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (04/18/88)
Allianz OCC Renaissance Fund Class R	–32.84%	–40.21%	–4.88%	4.93%	9.52%
Russell Midcap Value Index	–32.67%	–38.44%	0.33%	4.44%	10.30%
Lipper Multi-Cap Core Fund Average	–31.60%	–38.81%	–2.61%	0.82%	7.88%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.51%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Financial Services	29.1%
Utilities	15.0%
Technology	8.0%
HealthCare	7.8%
Energy	5.8%
Commercial Services	5.6%
Materials & Processing	4.3%
Consumer Staples	3.2%
Other	13.7%
Cash & Equivalents — net	7.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$671.60	$1,017.80
Expenses Paid During Period	$6.19	$7.48

Expenses are equal to the ratio (1.47% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Allianz Funds

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•

Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $5 billion.

•	Health care, financials and consumer discretionary holdings were top contributors to relative performance, while technology and industrials detracted from Fund performance during the period.

•

Investing in consumer discretionary stocks that were hurt the least during the economic downturn contributed to Fund’s positive returns. McDonald’s and Wal-Mart Stores were top relative performers, benefiting as consumers tightened belts and “traded-down”.

•

Investors flocked to consumer staples companies, the best performing sector during the period and a traditional safe haven. Colgate-Palmolive benefited from the trend and was a top relative performer during the six-month period.

•	Within technology, exposure to Research In Motion was a top detractor as concerns over the success of its new product launches weighed on the stock.

•	Energy holdings XTO Energy, Transocean, and Weatherford International were also top detractors from performance during the period.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class R	–30.38%	–38.73%	–3.01%	–2.38%	3.29%
Russell 1000 Growth Index	–32.31%	–38.44%	–3.42%	–4.27%	1.31%
S&P 500 Index	–28.48%	–37.00%	–2.19%	–1.38%	3.39%
Lipper Large-Cap Growth Fund Average	–34.14%	–40.70%	–3.72%	–2.92%	1.56%

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.36%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	24.6%
Healthcare	20.2%
Consumer Discretionary	12.6%
Financial Services	10.3%
Telecommunications	6.2%
Consumer Staples	5.9%
Energy	5.3%
Oil & Gas	4.0%
Material & Processing	3.7%
Other	5.3%
Cash & Equivalents — net	1.9%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$698.80	$1,018.25
Expenses Paid During Period	$5.85	$6.95

Expenses are equal to the ratio (1.37% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semiannual Report	December 31, 2008	17

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•	Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of medium-sized companies.

•	Consumer staples, financials and energy holdings were top contributors to relative performance, while telecommunications and materials modestly held back returns during the period.

•

Four out of the top five contributors to performance during the period were consumer staples holdings. Shares of Longs Drugs, Hansen Natural, Molson Coors Brewing, and Kroger benefited from investors’ risk aversion and flight to the high-quality names in a traditional defensive sector.

•

Conversely, four of the top five detractors came from companies sensitive to energy prices. Hurt by a global slowdown, the dramatic declines in energy prices sent shares of Weatherford International, Foster Wheeler, National Oilwell Varco, and Newfield Exploration moved sharply lower.

Average Annual Total Return for the period ended December 31, 2008

	6 Months*	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class R	–37.63%	–41.74%	–2.65%	–0.19%	11.89%
Russell Midcap Index	–36.67%	–41.46%	–0.71%	3.18%	12.11%
Lipper Mid-Cap Growth Fund Average	–39.29%	–44.49%	–2.63%	0.14%	9.52%

†Fund began operations on 11/06/79. Index comparisons began on 10/31/79.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See page 4 for more information. The Fund’s expense ratio is 1.39%. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

*Cumulative return

Cumulative Returns Through December 31, 2008

Industry/Sectors

Technology	25.5%
Healthcare	14.4%
Consumer Discretionary	8.9%
Financial Services	8.3%
Energy	8.1%
Consumer Staples	8.0%
Consumer Staples	7.7%
Materials & Processing	4.0%
Other	12.6%
Cash & Equivalents — net	2.5%

Annual Fund Operating Expenses	Actual	Hypothetical
		(5% return before expenses)
	Class R	Class R
Beginning Account Value (07/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$622.00	$1,018.15
Expenses Paid During Period	$5.67	$7.05

Expenses are equal to the ratio (1.39% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Allianz Funds

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital Aggregate Bond Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital Aggregate Bond Index. The Russell 3000 Index and the Barclays Capital Aggregate Bond Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index)	The Barclays Capital Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Small Cap Index	The MSCI World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Semiannual Report	December 31, 2008	19

Benchmark Descriptions  (Cont.)

Index	Description
Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index	The S&P North American Technology-Internet Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

World Healthcare and Consumer Blended Benchmark	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

20	Allianz Funds

Schedule of Investments

Allianz Global Investors Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.9%
Consumer Discretionary—7.6%
CBS Corp., Class B	800,000	$6,552
CVS Corp.	167,200	4,805
Fortune Brands, Inc.	110,000	4,541
Harley-Davidson, Inc.	150,000	2,545
Johnson Controls, Inc.	210,000	3,814
Time Warner, Inc.	762,700	7,673

		29,930

Consumer Staples—6.5%
Altria Group, Inc.	559,900	8,432
Kimberly-Clark Corp.	155,000	8,175
Safeway, Inc.	382,600	9,094

		25,701

Energy—15.5%
Apache Corp.	160,000	11,925
Chevron Corp.	112,500	8,322
ConocoPhillips	245,300	12,706
Diamond Offshore Drilling, Inc.	128,000	7,544
Halliburton Co.	442,500	8,045
Marathon Oil Corp.	455,000	12,449

		60,991

Financial Services—20.1%
Allstate Corp.	425,000	13,923
Bank of America Corp.	564,000	7,941
JPMorgan Chase & Co.	240,000	7,567
MetLife, Inc.	310,000	10,807
PNC Financial Services Group, Inc.	217,900	10,677
Prudential Financial, Inc.	232,400	7,032
Simon Property Group, Inc., REIT	75,000	3,985
Travelers Cos., Inc.	213,800	9,664
Wells Fargo & Co.	250,000	7,370

		78,966

Healthcare—13.8%
Cardinal Health, Inc.	221,100	7,621
Eli Lilly & Co.	229,600	9,246
Johnson & Johnson	145,000	8,675
Medtronic, Inc.	118,600	3,727
Pfizer, Inc.	725,000	12,840
Wyeth	320,000	12,003

		54,112

Industrial—12.2%
3M Co.	77,100	4,436
Burlington Northern Santa Fe Corp.	63,000	4,770
Caterpillar, Inc.	205,000	9,157
FedEx Corp.	72,000	4,619
General Electric Co.	255,000	4,131
Northrop Grumman Corp.	271,700	12,237
Waste Management, Inc.	255,000	8,451

		47,801

Information Technology—5.6%
Hewlett-Packard Co.	145,000	5,262
International Business Machines Corp.	54,000	4,545
Microsoft Corp.	245,000	4,763
Xerox Corp.	960,000	7,651

		22,221

Materials & Processing—4.9%
Dow Chemical Co.	500,000	7,545
International Paper Co.	235,000	2,773
Nucor Corp.	115,000	5,313
PPG Industries, Inc.	86,000	3,649

		19,280

	Shares	Value (000s)

Telecommunications—7.1%
AT&T, Inc.	550,700	$15,695
Verizon Communications, Inc.	355,000	12,034

		27,729

Utilities—4.6%
Dominion Resources, Inc.	157,000	5,627
Edison International	385,200	12,373

		18,000

Total Common Stock (cost—$515,721)		384,731

	Principal Amount (000s)
Repurchase Agreement—3.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $12,111; collateralized by Federal Home Loan Bank, 2.40% due 2/5/09, valued at $12,358 including accrued interest (cost—$12,111)	$12,111	12,111

Total Investments (cost—$527,832)—101.0%		396,842

Liabilities in excess of other assets—(1.0)%		(3,960)

Net Assets—100.0%		$392,882

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	21

Schedule of Investments

CCM Capital Appreciation Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.3%
Aerospace—4.1%
L-3 Communications Holdings, Inc.	141,580	$10,446
Lockheed Martin Corp.	161,950	13,617
Raytheon Co.	233,080	11,896

		35,959

Building/Construction—1.0%
Foster Wheeler Ltd. (d)	356,910	8,345

Capital Goods—1.3%
Honeywell International, Inc.	339,170	11,135

Chemicals—2.3%
Monsanto Co.	150,450	10,584
Mosaic Co.	280,000	9,688

		20,272

Commercial Services—1.1%
Alliance Data Systems Corp. (d)	206,760	9,621

Consumer Discretionary—5.5%
Coach, Inc. (d)	579,920	12,045
McDonald’s Corp.	228,490	14,210
Nike, Inc., Class B	193,460	9,866
Yum! Brands, Inc.	367,290	11,570

		47,691

Consumer Services—2.8%
Accenture Ltd., Class A	357,810	11,732
Apollo Group, Inc., Class A (d)(f)	164,730	12,622

		24,354

Consumer Staples—10.5%
Clorox Co.	204,880	11,383
Colgate-Palmolive Co.	180,150	12,347
General Mills, Inc.	182,180	11,067
HJ Heinz Co.	251,880	9,471
Kroger Co.	364,210	9,619
Philip Morris International, Inc.	325,480	14,162
Procter & Gamble Co.	218,340	13,498
SYSCO Corp.	441,650	10,131

		91,678

Energy—7.4%
Apache Corp.	143,980	10,731
ENSCO International, Inc. (f)	252,250	7,161
FMC Technologies, Inc. (d)(f)	252,700	6,022
National-Oilwell Varco, Inc. (d)	347,210	8,486
Noble Corp.	409,091	9,037
Occidental Petroleum Corp.	211,730	12,702
Peabody Energy Corp.	471,270	10,721

		64,860

Financial Services—5.5%
AON Corp.	254,660	11,633
Hudson City Bancorp, Inc. (f)	832,700	13,290
TD Ameritrade Holding Corp. (d)	810,060	11,543
Unum Group	626,310	11,649

		48,115

Healthcare—18.8%
Abbott Laboratories	257,510	13,743
Amgen, Inc. (d)(f)	182,400	10,534
Baxter International, Inc.	216,160	11,584
Becton Dickinson & Co.	160,150	10,953
Biogen Idec, Inc. (d)	218,040	10,385
Bristol-Myers Squibb Co.	455,180	10,583
C.R. Bard, Inc.	126,920	10,694
Covidien Ltd.	295,410	10,706
Express Scripts, Inc. (d)	207,820	11,426
Gilead Sciences, Inc. (d)	257,060	13,146
Johnson & Johnson	257,510	15,407
Pfizer, Inc.	633,830	11,225
St. Jude Medical, Inc. (d)	383,230	12,631
Wyeth	285,110	10,694

		163,711

	Shares		Value (000s)

Materials & Processing—2.2%
Cliffs Natural Resources, Inc.	294,660		$7,546
Sherwin-Williams Co.	199,550		11,923

			19,469

Retail—5.0%
Autozone, Inc. (d)	88,570		12,353
GameStop Corp., Class A (d)	449,540		9,737
Gap, Inc.	854,950		11,448
TJX Cos., Inc.	495,780		10,198

			43,736

Technology—26.4%
Activision Blizzard, Inc. (d)	215,620		1,863
Adobe Systems, Inc. (d)	457,960		9,750
American Tower Corp., Class A (d)	437,660		12,832
Analog Devices, Inc.	498,410		9,480
BMC Software, Inc. (d)	420,520		11,316
Broadcom Corp., Class A (d)	649,090		11,015
CA, Inc.	663,750		12,299
Cisco Systems, Inc. (d)	1,053,970		17,180
DIRECTV Group, Inc. (d)(f)	467,590		10,713
eBay, Inc. (d)	752,620		10,507
Emerson Electric Co.	384,210		14,066
Fiserv, Inc. (d)	297,660		10,826
Harris Corp.	314,730		11,975
Hewlett-Packard Co.	360,450		13,081
International Business Machines Corp.	119,770		10,080
Juniper Networks, Inc. (d)	601,040		10,524
Microsoft Corp.	819,090		15,923
Oracle Corp. (d)	872,320		15,466
Symantec Corp. (d)	692,320		9,360
Xilinx, Inc.	686,980		12,242

			230,498

Transportation—3.1%
CSX Corp.	243,680		7,912
Norfolk Southern Corp.	214,130		10,075
Southwest Airlines Co.	1,036,150		8,932

			26,919

Wholesale—1.3%
W.W. Grainger, Inc.	139,020		10,960

Total Common Stock (cost—$1,043,025)			857,323

SHORT-TERM INVESTMENTS—4.0%
Collateral Invested for Securities on Loan (e)—2.7%
BlackRock Liquidity Funds FedFund Portfolio	1,700,000		1,700
Cash Account Trust—Government & Agency Securities Portfolio	579,460		580

	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†
2.54%	$8,664		5,562
2.56%	4,368		2,804
Gryphon Funding Ltd. (c)(h)(j)† zero coupon	10,270	*	4,693
Societe Generale,
zero coupon due 1/2/09	8,166		8,166

			23,505

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $11,330; collateralized by Federal Home Loan Bank Discount Note, 0.501%, due 3/31/09, valued at $11,561 including accrued interest (cost—$11,330)	$11,330	$11,330

Total Short-Term Investments (cost—$44,006)		34,835

Total Investments (cost—$1,087,031)—102.3%		892,158

Liabilities in excess of other assets—(2.3)%		(20,062)

Net Assets—100.0%		$872,096

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $31,692; cash collateral of $33,919 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

22	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Mid-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace—1.3%
Alliant Techsystems, Inc. (d)(f)	113,751	$9,755

Airlines—1.0%
Copa Holdings S.A., Class A	232,000	7,034

Capital Goods—7.2%
Aecom Technology Corp. (d)	273,140	8,393
Fluor Corp.	164,300	7,372
Foster Wheeler Ltd. (d)	313,422	7,328
Snap-On, Inc.	240,290	9,463
Teleflex, Inc.	207,120	10,377
URS Corp. (d)	242,830	9,900

		52,833

Chemicals—2.9%
FMC Corp.	239,213	10,700
Terra Industries, Inc.	612,980	10,218

		20,918

Commercial Services—2.4%
H&R Block, Inc.	383,330	8,709
SAIC, Inc. (d)	449,260	8,752

		17,461

Consumer Discretionary—11.7%
Family Dollar Stores, Inc.	374,560	9,765
GameStop Corp., Class A (d)	391,672	8,484
Hasbro, Inc.	331,600	9,673
John Wiley & Sons, Inc., Class A	266,688	9,489
Ross Stores, Inc.	348,200	10,352
TJX Cos., Inc.	351,970	7,240
Urban Outfitters, Inc. (d)	502,037	7,520
V.F. Corp.	167,480	9,173
Yum! Brands, Inc.	428,905	13,510

		85,206

Consumer Services—2.4%
DeVry, Inc.	166,940	9,584
Hewitt Associates, Inc., Class A (d)	292,357	8,297

		17,881

Consumer Staples—6.1%
Alberto-Culver Co.	377,850	9,261
Church & Dwight Co., Inc.	133,380	7,485
Corn Products International, Inc.	381,150	10,996
HJ Heinz Co.	191,590	7,204
McCormick & Co., Inc.	292,840	9,330

		44,276

Energy—5.5%
Dresser-Rand Group, Inc. (d)	392,460	6,770
FMC Technologies, Inc. (d)	278,438	6,635
Noble Corp.	373,337	8,247
Southwestern Energy Co. (d)	274,580	7,955
Sunoco, Inc.	244,010	10,605

		40,212

Entertainment—1.3%
DreamWorks Animation SKG, Inc., Class A (d)	364,080	9,197

Environmental Services—1.4%
Republic Services, Inc.	414,292	10,270

Financial Services—4.5%
Digital Realty Trust, Inc., REIT (f)	314,170	10,321
Mack-Cali Realty Corp., REIT	432,160	10,588
Nasdaq Stock Market, Inc. (d)	479,125	11,839

		32,748

	Shares	Value (000s)

Healthcare—13.2%
AmerisourceBergen Corp.	253,770	$9,050
C.R. Bard, Inc.	143,596	12,099
Endo Pharmaceuticals Holdings, Inc. (d)(f)	453,720	11,742
Forest Laboratories, Inc. (d)	377,160	9,606
Herbalife Ltd.	331,950	7,197
Hill-Rom Holdings, Inc. (f)	405,200	6,670
Omnicare, Inc.	375,370	10,420
Quest Diagnostics, Inc.	210,190	10,911
St. Jude Medical, Inc. (d)	328,727	10,835
Varian Medical Systems, Inc. (d)(f)	217,090	7,607

		96,137

Insurance—6.9%
Allied World Assurance Co. Holdings Ltd.	253,030	10,273
American Financial Group, Inc.	421,700	9,648
Arch Capital Group Ltd. (d)	127,777	8,957
PartnerRe Ltd.	129,860	9,255
Unum Group	638,794	11,882

		50,015

Machinery—2.2%
Flowserve Corp.	145,482	7,492
Roper Industries, Inc.	193,320	8,392

		15,884

Materials & Processing—1.4%
Crown Holdings, Inc. (d)	532,280	10,220

Retail—3.7%
Advance Auto Parts, Inc.	305,820	10,291
BJ's Wholesale Club, Inc. (d)	246,383	8,441
Dollar Tree Stores, Inc. (d)(f)	203,680	8,514

		27,246

Technology—23.2%
Activision Blizzard, Inc. (d)	189,822	1,640
Affiliated Computer Services, Inc., Class A (d)	203,252	9,339
Altera Corp. (f)	524,470	8,764
Ametek, Inc.	333,290	10,069
Amphenol Corp., Class A	368,717	8,842
Broadcom Corp., Class A (d)	617,450	10,478
Brocade Communications Systems, Inc. (d)	2,320,160	6,496
CA, Inc.	548,940	10,172
Citrix Systems, Inc. (d)	318,930	7,517
Dun & Bradstreet Corp.	120,710	9,319
F5 Networks, Inc. (d)(f)	338,920	7,748
Factset Research Systems, Inc. (f)	253,260	11,204
Global Payments, Inc.	217,810	7,142
Juniper Networks, Inc. (d)	513,440	8,990
Marvell Technology Group Ltd. (d)	1,121,390	7,480
McAfee, Inc. (d)	296,710	10,257
Metavante Technologies, Inc. (d)	476,880	7,683
NCR Corp. (d)	507,670	7,178
ON Semi-conductor Corp. (d)	2,807,010	9,544
QLogic Corp. (d)	704,600	9,470

		169,332

Utilities—1.1%
Centerpoint Energy, Inc.	637,770	8,049

Total Common Stock (cost—$874,514)		724,674

	Shares		Value (000s)

SHORT-TERM INVESTMENTS—7.0%
Collateral Invested for Securities on Loan (e)—6.1%
AIM STIT—Government & Agency Portfolio	1,500,000		$1,500
BlackRock Liquidity Funds FedFund Portfolio	3,500,000		3,500
Cash Account Trust—Government & Agency Securities Portfolio	2,042,900		2,043

	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†
2.438%	$6,108		3,922
2.54%	8,664		5,562
BNP Paribas,
0.01% due 1/2/09	15,000		15,000
Gryphon Funding Ltd., (c)(h)(j)†
zero coupon	10,270	*	4,693
Societe Generale,
zero coupon due 1/2/09	8,041		8,041

			44,261

Repurchase Agreement—0.9%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $6,395; collateralized by Freddie Mac Discount Note, 0.20% due 3/30/09, valued at $6,527 including accrued interest (cost—$6,395)	6,395		6,395

Total Short-Term Investments (cost—$60,451)			50,656

Total Investments (cost—$934,965)—106.4%			775,330

Liabilities in excess of other assets—(6.4)%			(46,377)

Net Assets—100.0%			$728,953

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

12.31.08	Allianz Funds Semiannual Report	23

Schedule of Investments (cont.)

CCM Mid-Cap Fund

December 31, 2008 (unaudited)

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $52,176; cash collateral of $54,036 was received with which the Fund purchased short-term investments.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

24	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Global Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.3%
Australia—1.5%
BHP Billiton Ltd.	17,964	$382

Bermuda—1.1%
Esprit Holdings Ltd.	52,400	299
Peace Mark Holdings Ltd. (c)	382,000	— (d)

		299

China—2.9%
China Mobile Ltd.	48,500	492
China Railway Group Ltd. (b)	382,000	267

		759

Finland—1.7%
Sampo Oyj, Ser. A	23,281	441

France—7.2%
Alstom S.A.	8,495	506
BNP Paribas	6,425	277
Ingenico	18,881	294
Neopost S.A.	5,481	497
Vallourec S.A.	2,771	315

		1,889

Germany—4.8%
BAYER AG	7,756	452
Fresenius Medical Care AG & Co. KGaA	8,556	393
RWE AG	4,588	408

		1,253

Italy—2.2%
Finmeccanica SpA	37,928	587

Japan—11.7%
Asics Corp.	67,000	543
Marubeni Corp.	103,000	394
Mitsubishi Estate Co., Ltd.	18,000	297
Mitsubishi UFJ Financial Group, Inc.	94,000	591
Nintendo Co., Ltd.	1,600	612
Nissin Food Products Co., Ltd.	7,400	258
Nitori Co., Ltd.	5,050	393

		3,088

Kuwait—0.5%
Global Investment House KSCC GDR (b)(c)	22,200	142

Netherlands—1.8%
Royal KPN NV	32,555	473

Spain—2.7%
Tecnicas Reunidas S.A.	10,726	283
Telefonica S.A.	19,008	429

		712

Switzerland—7.7%
ACE Ltd.	8,400	445
Aryzta AG (b)(c)	10,984	351
Nestle S.A.	12,963	513
Roche Holdings AG	2,261	350
Transocean Ltd. (b)	7,900	373

		2,032

United Kingdom—8.3%
ARM Holdings PLC	170,722	216
BG Group PLC	29,382	407
Centrica PLC	131,747	507
Croda International	56,965	433
IG Group Holdings PLC	114,221	429
Wellstream Holdings PLC	35,018	180

		2,172

	Shares	Value (000s)
United States—45.2%
Anadarko Petroleum Corp.	11,900	$459
Ansys, Inc. (b)	14,600	407
Apple, Inc. (b)	6,300	538
Bank of New York Mellon Corp.	13,600	385
Best Buy Co., Inc.	16,600	467
Corning, Inc.	45,600	435
Crown Holdings, Inc. (b)	17,000	326
Devon Energy Corp.	3,500	230
Ecolab, Inc.	15,100	531
Exxon Mobil Corp.	6,900	551
Genentech, Inc. (b)	3,500	290
Genzyme Corp. (b)	7,700	511
Guess?, Inc.	23,300	358
Hess Corp.	6,200	333
Hill-Rom Holdings, Inc.	8,000	132
HJ Heinz Co.	10,100	380
JPMorgan Chase & Co.	17,500	552
Kellogg Co.	11,200	491
Lockheed Martin Corp.	5,500	462
Oracle Corp. (b)	27,300	484
Praxair, Inc.	9,300	552
Procter & Gamble Co.	8,300	513
Schering-Plough Corp.	27,200	463
Synthes, Inc.	2,203	279
Target Corp.	13,700	473
Thermo Fisher Scientific, Inc. (b)	8,800	300
Wells Fargo & Co.	19,300	569
XTO Energy, Inc.	11,725	413

		11,884

Total Common Stock (cost—$33,889)		26,113

WARRANTS—1.0%
Taiwan—1.0%
Hon Hai Precision Industry Co., Ltd., Expires 11/17/10 (b) (cost—$683)	137,824	269

Total Investments (cost—$34,572) (a)—100.3%		26,382

Liabilities in excess of other assets—(0.3)%		(66)

Net Assets—100.0%		$26,316

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $13,198, representing 50.15% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair valued security.

(d) Amount less than $500.

Glossary:
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	25

Schedule of Investments

NACM International Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.2%
Australia—5.3%
BHP Billiton Ltd.	126,497	$2,687
CSL Ltd.	79,450	1,874
Foster’s Group Ltd.	278,651	1,072
National Australia Bank Ltd.	66,328	975
Newcrest Mining Ltd.	43,450	1,034
QBE Insurance Group Ltd.	29,277	529
Westpac Capital Corp.	91,381	1,096

		9,267

Bermuda—0.2%
Seadrill Ltd.	50,100	408

China—0.4%
Industrial & Commercial Bank of China	1,163,000	617

Finland—0.7%
Sampo Oyj, Ser. A	63,794	1,207

France—9.0%
Alstom S.A.	24,302	1,448
France Telecom S.A.	118,422	3,301
Gaz De France	21,323	1,059
Sanofi-Aventis	25,369	1,623
SCOR SE	33,562	761
Societe Generale	10,508	533
Total S.A.	69,506	3,821
Unibail-Rodamco, REIT	5,213	779
Vallourec S.A.	12,394	1,409
Vinci S.A.	10,976	463
Vivendi Universal S.A.	13,158	429

		15,626

Germany—6.5%
BASF	51,278	1,992
Bayerische Motoren Werke AG	16,774	515
DaimlerChrysler AG	13,513	515
Deutsche Bank AG (d)	26,265	1,039
Deutsche Telekom AG	70,820	1,071
E.ON AG	50,840	1,996
Muenchener Rueckversicherungs- Gesellschaft AG	5,413	841
RWE AG	13,869	1,232
SAP AG	12,657	459
Siemens AG	21,177	1,594

		11,254

Hong Kong—0.8%
CLP Holdings Ltd.	131,000	890
Swire Pacific Ltd.	70,000	485

		1,375

Italy—4.4%
Assicurazioni Generali SpA	35,744	987
Enel SpA	373,670	2,407
Eni SpA	139,624	3,360
Finmeccanica SpA	55,930	866

		7,620

Japan—26.0%
Bank of Kyoto Ltd.	56,000	628
Canon, Inc.	26,400	836
Chubu Electric Power Co., Inc.	20,300	618
Chugoku Bank Ltd.	29,000	448
Don Quijote Co., Ltd.	21,000	419
East Japan Railway Co. (e)	190	1,463
FamilyMart Co., Ltd.	44,600	1,937
Fast Retailing Co., Ltd.	18,300	2,685
Fujitsu Ltd.	263,000	1,279
Hitachi Ltd.	75,000	291
Honda Motor Co., Ltd.	35,300	752
Kao Corp.	16,000	486

	Shares	Value (000s)

Kinden Corp.	46,000	$416
Leopalace21 Corp.	44,200	448
Mitsubishi Corp.	28,300	401
Mitsubishi Heavy Industries Ltd.	304,000	1,359
Mitsubishi UFJ Financial Group, Inc.	201,600	1,267
Mitsui OSK Lines Ltd.	101,000	624
Mitsui Sumitomo Insurance Group Holdings, Inc.	39,000	1,240
Mizuho Financial Group, Inc. (e)	217	618
Nintendo Co., Ltd.	3,900	1,490
Nippon Meat Packers, Inc.	38,000	578
Nippon Paper Group, Inc. (e)	151	620
Nippon Steel Corp.	143,000	470
Nippon Telegraph & Telephone Corp. (e)	341	1,851
Nissin Food Products Co., Ltd.	20,900	728
NTT Data Corp.	123	496
NTT DoCoMo, Inc.	472	929
OJI Paper Co., Ltd.	118,000	694
Osaka Gas Co., Ltd.	285,000	1,318
Panasonic Corp.	96,000	1,180
Rakuten, Inc. (b)	2,362	1,504
Ricoh Co., Ltd.	104,000	1,333
Rinnai Corp.	13,200	518
Sapporo Holdings Ltd.	160,000	1,013
Seven & I Holdings Co., Ltd.	54,000	1,856
Sompo Japan Insurance, Inc.	135,000	1,000
Sumitomo Trust & Banking Co., Ltd.	91,000	538
Suruga Bank Ltd.	40,000	397
Takeda Pharmaceutical Co., Ltd.	27,600	1,439
Tokio Marine Holdings, Inc.	18,300	542
Tokyo Electric Power Co., Inc.	69,600	2,323
Tokyo Gas Co., Ltd.	276,000	1,399
Toyo Suisan Kaisha Ltd.	42,000	1,210
Toyota Motor Corp.	26,100	863
Yamazaki Baking Co., Ltd.	41,000	631

		45,135

Luxembourg—0.5%
ArcelorMittal	35,881	870

Netherlands—2.2%
European Aeronautic Defence & Space Co. NV	77,217	1,308
Koninklijke Ahold NV	34,266	422
Royal KPN NV	46,170	671
SBM Offshore NV	41,238	538
Unilever NV	38,516	934

		3,873

Norway—0.2%
Yara International ASA	15,000	330

Spain—6.5%
ACS Actividades Construcciones y Servicios S.A. (d)	18,517	860
Banco Bilbao Vizcaya Argentaria S.A.	135,515	1,679
Banco Santander Central Hispano S.A.	179,496	1,734
Mapfre S.A. (e)	692,849	2,363
Telefonica S.A.	206,592	4,663

		11,299

Sweden—1.6%
Loomis AB (b)	31,634	196
Nordea Bank AB (d)	89,600	639
Securitas AB, Ser. B	158,200	1,332
Telefonaktiebolaget LM Ericsson, Ser. B	66,000	514

		2,681

	Shares	Value (000s)

Switzerland—12.0%
ABB Ltd. (b)	61,976	$945
Actelion Ltd. (b)	40,625	2,298
Credit Suisse Group	14,962	419
Nestle S.A.	125,020	4,951
Novartis AG	75,558	3,784
Roche Holdings AG	15,183	2,351
Swisscom AG	1,729	561
Syngenta AG	9,271	1,801
UBS AG (b)	57,003	829
Zurich Financial Services AG	13,529	2,956

		20,895

United Kingdom—22.9%
Anglo American PLC	45,194	1,055
AstraZeneca PLC	92,123	3,769
BAE Systems PLC	412,175	2,243
BG Group PLC	99,647	1,379
BHP Billiton PLC	58,120	1,127
BP PLC	305,541	2,359
British American Tobacco PLC	134,141	3,499
Compass Group PLC	259,102	1,292
Diageo PLC	118,342	1,663
Drax Group PLC	49,546	402
GlaxoSmithKline PLC	168,782	3,139
HSBC Holdings PLC	210,400	2,088
Imperial Tobacco Group PLC	33,847	904
National Grid PLC	51,060	505
Reckitt Benckiser Group PLC	16,037	601
Reed Elsevier PLC	51,100	375
Rio Tinto PLC	22,679	504
Royal Dutch Shell PLC, Class A	46,627	1,225
Royal Dutch Shell PLC, Class B	173,756	4,405
RSA Insurance Group PLC	947,895	1,889
Smith & Nephew PLC	251,166	1,604
Smiths Group PLC	32,242	414
Standard Chartered PLC	53,726	688
Unilever PLC	32,295	742
Vodafone Group PLC	862,179	1,765

		39,636

Total Common Stock (cost—$199,339)		172,093

SHORT-TERM INVESTMENTS—2.5%
Collateral Invested for Securities on Loan (c)—1.4%
AIM STIT—Government & Agency Portfolio	1,000,000	1,000
BlackRock Liquidity Funds FedFund Portfolio	23,828	24
Cash Account Trust—Government & Agency Securities Portfolio	1,509,793	1,510

		2,534

26	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

NACM International Fund

December 31, 2008 (unaudited)

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $1,865; collateralized by Federal Home Loan Bank Discount Note, 2.76% due 2/11/09, valued at $1,904 including accrued interest (cost—$4,399)	$1,865	$1,865

Total Short-Term Investments (cost—$203,738)		4,399

Total Investments (cost—$203,738) (a)—101.7%		176,492

Liabilities in excess of other assets—(1.7)%		(3,021)

Net Assets—100.0%		$173,471

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $166,047, representing 95.72% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $2,423; cash collateral of $2,547 was received with which the Fund purchased short-term investments.

(e) Fair valued security.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	27

Schedule of Investments

NFJ Dividend Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—95.8%
Consumer Discretionary—10.6%
Black & Decker Corp.	2,700,000	$112,887
CBS Corp., Class B	9,000,000	73,710
Home Depot, Inc. (d)	6,028,400	138,774
Mattel, Inc.	7,700,000	123,200
V.F. Corp.	2,200,000	120,494
Whirlpool Corp. (d)	2,500,000	103,375

		672,440

Consumer Staples—8.3%
Altria Group, Inc.	8,000,000	120,480
Kimberly-Clark Corp.	2,500,000	131,850
Kraft Foods, Inc., Class A	5,200,000	139,620
Reynolds American, Inc.	3,300,000	133,023

		524,973

Energy—20.0%
Chevron Corp.	2,000,000	147,940
ConocoPhillips	2,500,000	129,500
Diamond Offshore Drilling, Inc. (d)	2,200,000	129,668
EnCana Corp. (d)	2,970,000	138,046
Halliburton Co.	7,000,000	127,260
Marathon Oil Corp.	5,000,000	136,800
Occidental Petroleum Corp.	2,277,700	136,639
Royal Dutch Shell PLC ADR	3,000,000	158,820
Total S.A. ADR	3,000,000	165,900

		1,270,573

Financial Services—17.6%
Allstate Corp.	4,631,600	151,731
Annaly Capital Management, Inc., REIT	11,000,000	174,570
Bank of America Corp.	7,000,000	98,560
Hartford Financial Services Group, Inc.	2,700,000	44,334
Host Hotels & Resorts, Inc., REIT (d)	13,000,000	98,410
JPMorgan Chase & Co. (d)	3,500,000	110,355
Lincoln National Corp.	8,500,000	160,140
Travelers Cos., Inc.	3,500,000	158,200
Wells Fargo & Co.	4,150,000	122,342

		1,118,642

Healthcare—10.3%
GlaxoSmithKline PLC ADR (d)	6,230,200	232,199
Pfizer, Inc.	16,000,000	283,360
Wyeth	3,611,000	135,449

		651,008

Industrial—12.1%
3M Co.	2,500,000	143,850
Boeing Co. (d)	2,994,800	127,788
Caterpillar, Inc.	3,432,500	153,330
General Electric Co. (d)	7,500,000	121,500
RR Donnelley & Sons Co.	4,500,000	61,110
Waste Management, Inc.	4,785,400	158,588

		766,166

Information Technology—5.6%
Intel Corp.	9,000,000	131,940
Microsoft Corp.	6,000,800	116,656
Xerox Corp.	13,185,500	105,088

		353,684

Materials—3.4%
Alcoa, Inc.	8,000,000	90,080
Dow Chemical Co.	8,500,000	128,265

		218,345

	Shares		Value (000s)

Telecommunications—6.1%
AT&T, Inc.	4,400,000		$125,400
Verizon Communications, Inc.	4,200,000		142,380
Windstream Corp.	13,000,000		119,600

			387,380

Utilities—1.8%
Ameren Corp. (d)	3,500,000		116,410

Total Common Stock (cost—$8,920,787)			6,079,621

SHORT-TERM INVESTMENTS—5.7%
	Principal Amount (000s)
Collateral Invested for Securities on Loan (e)—1.5%
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†
2.438%	$21,840		14,021
2.472%	21,816		14,006
2.54%	34,655		22,249
2.558%	17,443		11,199
2.56%	26,149		16,787
Gryphon Funding Ltd. (c)(h)(j)†, zero coupon	4,100	*	1,874
Societe Generale, zero coupon due 1/2/09	16,161		16,160

			96,296

Repurchase Agreement—4.2%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $266,676; collateralized by Fannie Mae, 0.518% due 3/27/09, valued at $149,812 including accrued interest; Federal Home Loan Bank, 0.501%—2.25% due 3/30/09—3/31/09, valued at $67,641 including accrued interest; Freddie Mac, 0.20% due 3/30/09, valued at $43,448 including accrued interest; and U.S. Treasury Bills, 0.064% due 2/26/09, valued at $11,109 (cost—$266,676)	266,676		266,676

Total Short-Term Investments (cost—$408,420)			362,972

Total Investments (cost—$9,329,207)—101.5%			6,442,593

Liabilities in excess of other assets—(1.5)%			(96,530)

Net Assets—100.0%			$6,346,063

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair-valued security.

(d) All or portion of securities on loan with an aggregate market value of $137,365; cash collateral of $142,504 was received with which the Fund purchased short-term investments.

(e) Securities purchased with cash proceeds from securities on loan.

(f) Non-income producing.

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

28	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—94.2%
Consumer Discretionary—7.1%
CBS Corp., Class B	1,426,600	$11,684
Fortune Brands, Inc.	165,200	6,820
Harley-Davidson, Inc. (b)	400,600	6,798
Home Depot, Inc.	426,300	9,813
Johnson Controls, Inc.	360,800	6,552
Time Warner, Inc.	1,385,700	13,940

		55,607

Consumer Staples—6.7%
Altria Group, Inc.	867,500	13,064
CVS Corp.	273,400	7,858
Kimberly-Clark Corp.	280,400	14,788
Safeway, Inc.	699,400	16,625

		52,335

Energy—13.9%
Apache Corp.	275,900	20,563
Chevron Corp.	230,800	17,072
ConocoPhillips	434,500	22,507
Diamond Offshore Drilling, Inc.	191,700	11,299
Halliburton Co.	773,500	14,062
Marathon Oil Corp.	853,700	23,357

		108,860

Financial Services—19.0%
Allstate Corp.	647,600	21,215
Bank of America Corp.	1,223,800	17,231
JPMorgan Chase & Co.	477,600	15,059
MetLife, Inc.	622,900	21,714
PNC Financial Services Group, Inc.	384,100	18,821
Prudential Financial, Inc.	511,900	15,490
Simon Property Group, Inc., REIT	129,500	6,880
Travelers Cos., Inc.	354,500	16,024
Wells Fargo & Co.	531,900	15,681

		148,115

Healthcare—12.9%
Cardinal Health, Inc.	424,100	14,619
Eli Lilly & Co.	385,900	15,540
Johnson & Johnson	272,900	16,328
Medtronic, Inc.	227,500	7,148
Pfizer, Inc.	1,197,400	21,206
Wyeth	702,400	26,347

		101,188

Industrial—12.4%
3M Co.	149,100	8,579
Burlington Northern Santa Fe Corp.	114,300	8,653
Caterpillar, Inc.	414,300	18,507
FedEx Corp.	126,600	8,121
General Electric Co.	389,300	6,307
Northrop Grumman Corp.	478,900	21,570
Paccar, Inc. (b)	254,099	7,267
Waste Management, Inc.	547,800	18,154

		97,158

Information Technology—4.8%
Hewlett-Packard Co.	210,800	7,650
International Business Machines Corp.	85,200	7,170
Microsoft Corp.	366,300	7,121
Xerox Corp.	1,980,800	15,787

		37,728

Materials—6.3%
Alcoa, Inc.	966,500	10,883
Dow Chemical Co.	1,043,000	15,739
International Paper Co.	433,200	5,112

	Shares	Value (000s)

Nucor Corp.	239,500	$11,065
PPG Industries, Inc.	152,000	6,449

		49,248

Telecommunications—7.3%
AT&T, Inc.	1,084,100	30,897
Verizon Communications, Inc.	771,700	26,161

		57,058

Utilities—3.8%
Dominion Resources, Inc.	228,000	8,172
Edison International	673,700	21,639

		29,811

Total Common Stock (cost—$1,051,751)		737,108

SHORT-TERM INVESTMENTS—6.7%
Collateral Invested for Securities on Loan (a)—0.9%
Cash Account Trust—Government & Agency Securities Portfolio	6,535,347	6,535

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$168	168

		6,703

Repurchase Agreement—5.8%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $45,668; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $46,585 including accrued interest (cost—$45,668)	45,668	45,668

Total Short-Term Investments (cost—$52,371)		52,371

Total Investments (cost—$1,104,122)—100.9%		789,479

Liabilities in excess of other assets—(0.9)%		(7,048)

Net Assets—100.0%		$782,431

Notes to Schedule of Investments (amounts in thousands):
(a) Securities purchased with cash proceeds from securities on loan.

(b) All or portion of securities on loan with an aggregate market value of $6,522; cash collateral of $6,729 was received with which the Fund purchased short-term investments.

Glossary:
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	29

Schedule of Investments

NFJ Small-Cap Value Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.8%
Consumer Discretionary—5.4%
Brown Shoe Co., Inc. (e)(j)	2,537,150	$21,490
Callaway Golf Co. (j)	3,611,300	33,549
Dover Downs Gaming & Entertainment, Inc.	660,600	2,101
Ethan Allen Interiors, Inc. (e)(j)	1,619,200	23,268
Hillenbrand, Inc.	990,600	16,523
International Speedway Corp., Class A	1,226,700	35,243
Phillips-Van Heusen	1,742,500	35,077
RadioShack Corp.	1,184,100	14,138
Wolverine World Wide, Inc.	1,939,900	40,815

		222,204

Consumer Staples—7.0%
Casey’s General Stores, Inc.	1,774,800	40,412
Corn Products International, Inc.	1,410,400	40,690
Del Monte Foods Co.	4,204,600	30,021
JM Smucker Co.	998,700	43,303
PepsiAmericas, Inc.	2,261,400	46,042
Ruddick Corp.	1,543,900	42,689
Universal Corp. (e)	1,110,500	33,171
WD-40 Co.	211,500	5,983
Weis Markets, Inc.	181,200	6,094

		288,405

Energy—11.4%
Berry Petroleum Co., Class A	1,810,700	13,689
Buckeye Partners L.P. (e)	853,700	27,532
Cimarex Energy Co.	1,543,900	41,346
El Paso Pipeline Partners L.P. (e)	275,600	4,299
General Maritime Corp.	1,933,084	20,877
Holly Corp.	1,989,100	36,261
Linn Energy LLC, UNIT (e)	2,435,600	36,461
Lufkin Industries, Inc.	608,100	20,979
Magellan Midstream Partners L.P. (e)	1,132,900	34,225
NuStar Energy L.P.	873,600	35,870
Penn Virginia Corp.	1,469,700	38,183
St. Mary Land & Exploration Co. (e)	2,082,000	42,285
TC Pipelines L.P. (e)	318,400	7,403
Teekay Corp.	449,800	8,839
Tidewater, Inc.	1,000,000	40,270
Tsakos Energy Navigation Ltd. (e)	841,200	15,411
Williams Partners L.P.	517,100	6,174
World Fuel Services Corp.	1,090,500	40,348

		470,452

Financial Services—16.3%
Advance America, Cash Advance Centers, Inc.	2,230,900	4,216
American Equity Investment Life Holding Co. (e)	1,523,300	10,663
American Financial Group, Inc.	1,833,000	41,939
American Physicians Capital, Inc.	243,700	11,722
Bank of Hawaii Corp.	808,900	36,538
BioMed Realty Trust, Inc., REIT	805,000	9,434
CBL & Associates Properties, Inc., REIT (e)	2,125,000	13,812
Colonial Properties Trust, REIT	259,400	2,161
Cullen/Frost Bankers, Inc.	711,300	36,049
Delphi Financial Group, Inc., Class A	1,519,000	28,010
Equity One, Inc., REIT (e)	2,010,800	35,591
Extra Space Storage, Inc., REIT	749,800	7,738

	Shares	Value (000s)

First Industrial Realty Trust, Inc., REIT (e)	1,342,000	$10,132
Franklin Street Properties Corp., REIT (e)	1,561,100	23,026
Fulton Financial Corp. (e)	2,756,300	26,516
Healthcare Realty Trust, Inc., REIT (e)	1,753,100	41,163
HRPT Properties Trust, REIT	4,717,000	15,896
Infinity Property & Casualty Corp.	335,500	15,678
International Bancshares Corp.	1,238,200	27,030
National Penn Bancshares, Inc. (e)	1,753,739	25,447
Nationwide Health Properties, Inc., REIT (e)	1,465,000	42,075
PS Business Parks, Inc., REIT	300,000	13,398
RLI Corp.	690,200	42,213
Sovran Self Storage, Inc., REIT (e)	521,000	18,756
Susquehanna Bancshares, Inc. (e)	1,445,900	23,004
UDR, Inc., REIT	2,666,700	36,774
Washington Federal, Inc.	2,344,000	35,066
Zenith National Insurance Corp.	1,302,300	41,114

		675,161

Healthcare—5.0%
Cooper Cos., Inc. (j)	2,322,800	38,094
Hill-Rom Holdings, Inc. (e)	981,600	16,157
Invacare Corp. (e)	1,413,000	21,930
Owens & Minor, Inc.	1,264,600	47,612
Teleflex, Inc.	824,500	41,307
West Pharmaceutical Services, Inc. (e)	1,156,700	43,688

		208,788

Industrial—19.8%
Acuity Brands, Inc. (e)	1,214,000	42,381
Albany International Corp., Class A	1,065,700	13,684
Applied Industrial Tech, Inc.	1,577,100	29,839
Arkansas Best Corp. (e)(j)	1,282,100	38,604
Barnes Group, Inc. (e)	2,231,500	32,357
Belden, Inc.	1,806,400	37,718
Bucyrus International, Inc., Class A	1,815,700	33,627
Chicago Bridge & Iron Co. N.V.	2,151,200	21,619
Crane Co.	1,861,600	32,094
Curtiss-Wright Corp.	1,261,300	42,115
Ennis, Inc.	273,300	3,310
Granite Construction, Inc. (e)	877,300	38,540
Harsco Corp.	1,552,000	42,959
Heidrick & Struggles International, Inc. (e)(j)	971,800	20,933
KBR, Inc.	2,203,700	33,496
Kennametal, Inc. (e)	2,076,800	46,084
Lennox International, Inc.	1,304,500	42,122
Lincoln Electric Holdings, Inc.	920,800	46,896
Mueller Industries, Inc.	1,233,200	30,929
Pacer International, Inc.	1,172,500	12,229
Quanex Building Products Corp.	1,014,200	9,503
Regal-Beloit Corp.	1,194,500	45,379
Schawk, Inc., Class A	567,900	6,508
Skywest, Inc.	1,877,600	34,923
Steelcase, Inc., Class A	2,982,200	16,760
Timken Co.	680,500	13,358
Tomkins PLC ADR	447,300	3,270
Trinity Industries, Inc.	975,500	15,374
Triumph Group, Inc.	263,800	11,201
Valmont Industries, Inc.	317,100	19,457

		817,269

	Shares	Value (000s)

Information Technology—2.7%
Diebold, Inc.	1,457,800	$40,950
Himax Technologies, Inc. ADR	1,558,100	2,493
Imation Corp. (e)	1,539,800	20,895
Jabil Circuit, Inc.	4,593,000	31,003
NAM TAI Electronics, Inc.	765,900	4,212
Park Electrochemical Corp.	661,500	12,542
Technitrol, Inc.	336,500	1,171

		113,266

Materials—13.2%
AMCOL International Corp. (e)	891,900	18,685
Bemis Co., Inc.	1,938,600	45,906
Carpenter Technology Corp.	1,099,500	22,584
Cliffs Natural Resources, Inc.	1,710,000	43,793
Commercial Metals Co.	4,272,100	50,710
Compass Minerals International, Inc.	194,400	11,404
Cytec Industries, Inc.	477,700	10,137
Iamgold Corp.	7,160,900	43,753
Innophos Holdings, Inc.	383,300	7,593
Lubrizol Corp. (e)	1,167,200	42,475
Methanex Corp.	1,923,200	21,617
Olin Corp.	1,763,300	31,880
Royal Gold, Inc. (e)	1,254,100	61,714
RPM International, Inc.	2,756,600	36,635
Sensient Technologies Corp.	1,511,700	36,099
Terra Industries, Inc.	2,103,400	35,064
Titanium Metals Corp. (e)	3,139,600	27,660

		547,709

Telecommunications—0.3%
Iowa Telecommunications Services, Inc. (e)	978,200	13,969

Utilities—11.7%
AGL Resources, Inc.	1,563,400	49,013
Atmos Energy Corp.	1,839,000	43,584
Cleco Corp. (e)	1,778,500	40,603
Energen Corp.	1,399,000	41,033
National Fuel Gas Co.	1,324,700	41,503
Oge Energy Corp.	1,592,500	41,055
Southwest Gas Corp.	1,085,000	27,364
Suburban Propane Partners L.P. (e)	603,600	21,398
UGI Corp.	1,860,200	45,426
Vectren Corp.	1,630,100	40,769
Westar Energy, Inc.	2,179,000	44,691
WGL Holdings, Inc.	1,424,700	46,573

		483,012

Total Common Stock (cost—$4,604,683)		3,840,235

SHORT-TERM INVESTMENTS—11.7%
Collateral Invested for Securities on Loan (d)—4.0%
AIM STIT—Government & Agency Portfolio	8,000,000	8,000
BlackRock Liquidity Funds FedFund Portfolio	22,500,000	22,500
Cash Account Trust—Government & Agency Securities Portfolio	10,485,434	10,486

30	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

December 31, 2008 (unaudited)

	Principal Amount (000s)		Value (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(f)(g)(h)†,
2.438%	$43,633		$28,012
2.54%	17,328		11,125
2.558%	8,721		5,599
2.56%	43,676		28,040
BNP Paribas,
0.01% due 1/2/09	35,000		35,000
Gryphon Funding Ltd. (c)(f)(i)†,
zero coupon	12,121	*	5,539
Societe Generale,
zero coupon due 1/2/09	11,259		11,259

			165,560

Repurchase Agreement—7.7%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $318,041; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $324,404 including accrued interest (cost—$318,041)	318,041		318,041

Total Short-Term Investments (cost—$529,498)			483,601

Total Investments (cost—$5,134,181)—104.5%			4,323,836

Liabilities in excess of other assets—(4.5)%			(184,796)

Net Assets—100.0%			$4,139,040

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $203,276; cash collateral of $211,644 was received with which the Fund purchased short-term investments.

(f) Illiquid security.

(g) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(h) Security issued or originally issued by a structured investment vehicle (“SIV”).

(i) No stated maturity date.

(j) Affiliated security.

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust
UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	31

Schedule of Investments

OCC Equity Premium Strategy Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—99.7%
Aerospace—4.9%
Boeing Co.	6,700	$286
Lockheed Martin Corp.	10,800	908

		1,194

Airlines—1.0%
Continental Airlines, Inc., Class B (c)	14,300	258

Capital Goods—3.4%
Eaton Corp.	9,800	487
Textron, Inc.	25,200	350

		837

Chemicals—1.0%
Mosaic Co.	6,900	239

Consumer Discretionary—4.0%
Costco Wholesale Corp.	4,900	257
J.C. Penney Co., Inc.	12,100	239
Polo Ralph Lauren Corp., Class A	10,400	472

		968

Consumer Staples—12.1%
Clorox Co. (b)	7,300	405
Coca-Cola Co. (b)	16,900	765
Kraft Foods, Inc., Class A	12,500	336
Philip Morris International, Inc. (b)	12,000	522
Unilever NV (b)	38,600	948

		2,976

Energy—12.4%
ConocoPhillips	14,200	736
EOG Resources, Inc.	9,500	632
Exxon Mobil Corp. (b)	8,900	710
Patterson-UTI Energy, Inc.	15,200	175
PetroHawk Energy Corp. (c)	4,900	77
XTO Energy, Inc.	20,100	709

		3,039

Financial Services—15.1%
Bank of America Corp.	24,000	338
Capital One Financial Corp.	10,100	322
CapitalSource, Inc., REIT (e)	87,000	402
CME Group, Inc.	1,600	333
Goldman Sachs Group, Inc.	1,400	118
JPMorgan Chase & Co.	20,200	637
Lehman Brothers Holdings, Inc.	23,100	1
MBIA, Inc. (c)(e)	32,025	130
PMI Group, Inc. (e)	44,305	86
SLM Corp. (c)	73,800	657
Wells Fargo & Co. (b)	22,800	672

		3,696

Healthcare—20.5%
Abbott Laboratories	25,100	1,340
Hologic, Inc. (c)	46,400	606
Merck & Co., Inc.	34,900	1,061
Roche Holdings AG	4,500	697
Schering-Plough Corp.	21,800	371
Teva Pharmaceutical Industries Ltd. ADR	14,400	613
UnitedHealth Group, Inc.	12,700	338

		5,026

Materials & Processing—4.2%
Freeport-McMoRan Copper & Gold, Inc.	10,800	264
Nucor Corp.	4,700	217
Precision Castparts Corp.	9,400	559

		1,040

	Shares	Value (000s)

Technology—14.2%
Cisco Systems, Inc. (c)	60,500	$986
Corning, Inc.	27,500	262
Google, Inc., Class A (c)	3,926	1,208
Intel Corp.	70,609	1,035

		3,491

Telecommunications—3.8%
AT&T, Inc. (b)	13,300	379
NII Holdings, Inc., Class B (c)	19,200	349
Sprint Nextel Corp., Ser. 1 (c)(e)	104,600	191

		919

Transportation—3.1%
Union Pacific Corp. (b)	15,800	755

Total Common Stock (cost—$46,992)		24,438

SHORT-TERM INVESTMENTS—4.9%
Collateral Invested for Securities on Loan (d)—2.8%
BlackRock Liquidity Funds FedFund Portfolio	249,647	250
Cash Account Trust—Government & Agency Securities Portfolio	446,208	446

		696

	Principal Amount (000s)
Repurchase Agreement—2.1%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $510; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $524 including accrued interest (cost—$510)	$510	510

Total Short-Term Investments (cost—$1,206)		1,206

Total Investments before options written (cost—$48,198)—104.6%		25,644

OPTIONS WRITTEN (c)—(0.4)%
Call Options—(0.4)%
	Contracts
S&P 500 Index (CBOE),
strike price $950, expires 1/17/09	35	(21)
strike price $975, expires 1/17/09	75	(19)
XOI Index (CBOE),
strike price $1,050, expires 1/17/09	40	(47)

Total Options Written (premiums received—$102)		(87)

Total Investments net of options written (cost—$48,096) (a)—104.2%		25,557

Value (000s)

Other liabilities in excess of other assets—(4.2)%	$(1,037)

Net Assets—100.0%	$24,520

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $697, representing 2.84% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) All or partial amount segregated as collateral for options written.

(c) Non-income producing.

(d) Securities purchased with cash proceeds from securities on loan.

(e) All or portion of securities on loan with an aggregate market value of $592; cash collateral of $696 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board of Exchange
REIT—Real Estate Investment Trust

32	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.6%
Airlines—1.4%
Continental Airlines, Inc., Class B (d)	293,200	$5,295

Capital Goods—4.1%
Eaton Corp.	123,500	6,139
Honeywell International, Inc.	270,900	8,894

		15,033

Chemicals—3.4%
Monsanto Co.	94,500	6,648
Mosaic Co.	113,700	3,934
Potash Corp. of Saskatchewan, Inc.	24,600	1,801

		12,383

Commercial Services—2.5%
MasterCard, Inc., Class A (f)	64,100	9,162

Consumer Discretionary—0.9%
TJX Cos., Inc.	160,000	3,291

Consumer Staples—9.8%
Clorox Co.	101,600	5,645
Coca-Cola Co.	314,100	14,219
General Mills, Inc.	91,000	5,528
Kroger Co.	192,000	5,071
PepsiCo, Inc.	106,300	5,822

		36,285

Energy—7.7%
Chevron Corp.	24,900	1,842
EOG Resources, Inc.	120,800	8,043
PetroHawk Energy Corp. (d)	353,000	5,517
Valero Energy Corp.	231,400	5,007
XTO Energy, Inc.	231,600	8,169

		28,578

Financial Services—8.0%
ACE Ltd.	163,600	8,658
BlackRock, Inc. (f)	31,300	4,199
CME Group, Inc.	21,600	4,495
SLM Corp. (d)	1,370,000	12,193

		29,545

Healthcare—25.2%
Abbott Laboratories	177,400	9,468
Celgene Corp. (d)	102,400	5,661
Genentech, Inc. (d)	196,000	16,250
Genzyme Corp. (d)	233,000	15,464
Gilead Sciences, Inc. (d)	336,500	17,209
Hologic, Inc. (d)	514,000	6,718
Teva Pharmaceutical Industries Ltd. ADR (f)	410,600	17,479
UnitedHealth Group, Inc.	175,900	4,679

		92,928

Materials & Processing—1.5%
Precision Castparts Corp.	94,900	5,644

Technology—22.3%
Apple, Inc. (d)	118,700	10,131
Applied Materials, Inc.	954,000	9,664
Cisco Systems, Inc. (d)	720,000	11,736
EMC Corp. (d)	561,000	5,874
Energizer Holdings, Inc. (d)	86,100	4,661
Google, Inc., Class A (d)	31,600	9,722
QUALCOMM, Inc.	430,000	15,407
Research In Motion Ltd. (d)	201,500	8,177
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR (f)	861,000	6,802

		82,174

	Shares	Value (000s)

Telecommunications—4.0%
AT&T, Inc.	385,400	$10,984
NII Holdings, Inc., Class B (d)	211,000	3,836

		14,820

Transportation—1.8%
Union Pacific Corp.	134,700	6,439

Total Common Stock (cost—$416,960)		341,577

SHORT-TERM INVESTMENTS—12.8%
Collateral Invested for Securities on Loan (e)—5.4%
BlackRock Liquidity Funds FedFund Portfolio	8,149,850	8,150
Cash Account Trust—
Government & Agency Securities Portfolio	8,680,682	8,681

	Principal Amount (000s)
Axon Financial Funding LLC, FRN (a)(b)(c)(g)(h)(i)†,
0.08%	$4,332	2,781
Societe Generale, zero coupon due 1/2/09	480	480

		20,092

Repurchase Agreement—7.3%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $27,105; collateralized by Fannie Mae, 0.563% due 2/2/09, valued at $27,651 including accrued interest (cost—$27,105)	27,105	27,105

Total Short-Term Investments (cost—$48,748)		47,197

Total Investments (cost—$465,708)—105.4%		388,774

Liabilities in excess of other assets—(5.4)%		(19,760)

Net Assets—100.0%		$369,014

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds. (see Letter of Credit footnote in Notes to Financial Statements).

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $20,562; cash collateral of $21,103 was received with which the Fund purchased short-term investments.

(g) Illiquid security.

(h) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(i) Security issued by a structured investment vehicle (“SIV”).

Glossary:
ADR—American Depositary Receipt
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	33

Schedule of Investments

OCC Renaissance Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—92.5%
Aerospace—0.7%
Spirit Aerosystems Holdings, Inc., Class A (d)	560,400	$5,699

Capital Goods—1.9%
Goodyear Tire & Rubber Co. (d)	857,400	5,119
Pitney Bowes, Inc.	362,000	9,224

		14,343

Chemicals—0.7%
Cytec Industries, Inc.	260,700	5,532

Commercial Services—5.6%
Apollo Group, Inc., Class A (d)	147,500	11,301
H&R Block, Inc.	1,051,000	23,879
Pharmaceutical Product Development, Inc.	264,400	7,670

		42,850

Consumer Discretionary—3.0%
Darden Restaurants, Inc.	175,245	4,938
Family Dollar Stores, Inc.	688,600	17,952

		22,890

Consumer Services—1.1%
Weight Watchers International, Inc.	285,600	8,402

Consumer Staples—3.2%
Clorox Co.	174,200	9,678
Lorillard, Inc.	260,600	14,685

		24,363

Energy—5.8%
Comstock Resources, Inc. (d)	79,840	3,773
Energy Transfer Partners L.P.	442,219	15,040
EXCO Resources, Inc. (d)	379,500	3,438
Halliburton Co.	211,500	3,845
National-Oilwell Varco, Inc. (d)	266,000	6,501
PetroHawk Energy Corp. (d)	321,110	5,019
XTO Energy, Inc.	196,241	6,921

		44,537

Financial Services—29.1%
AFLAC, Inc.	287,900	13,197
Allstate Corp.	386,100	12,649
Ameriprise Financial, Inc.	649,700	15,177
Annaly Capital Management, Inc., REIT	500,000	7,935
Assurant, Inc.	483,056	14,492
Assured Guaranty Ltd. (f)	746,200	8,507
Capital One Financial Corp.	373,000	11,895
CapitalSource, Inc., REIT (f)	1,004,057	4,639
CIT Group, Inc. (f)	1,347,000	6,115
Douglas Emmett, Inc., REIT	884,100	11,546
Genworth Financial, Inc., Class A	1,835,000	5,193
Macerich Co., REIT (f)	436,000	7,918
Nationwide Health Properties, Inc., REIT (f)	562,300	16,149
PartnerRe Ltd.	270,000	19,243
PNC Financial Services Group, Inc.	282,900	13,862
Prosperity Bancshares, Inc. (f)	456,200	13,499
Reinsurance Group of America, Inc. (f)	702,300	30,072
TCF Financial Corp. (f)	537,600	7,344
Zions Bancorporation (f)	193,100	4,733

		224,165

Healthcare—7.8%
Biogen Idec, Inc. (d)	314,900	14,999
DaVita, Inc. (d)	307,400	15,238

	Shares	Value (000s)

Health Net, Inc. (d)	390,000	$4,247
Laboratory Corp. of America Holdings (d)	334,700	21,558
United Therapeutics Corp. (d)	63,300	3,959

		60,001

Industrial—1.7%
Nalco Holding Co. (f)	1,117,400	12,895

Manufacturing—1.2%
Actuant Corp., Class A (f)	498,100	9,474

Materials & Processing—4.3%
PPG Industries, Inc.	259,200	10,998
Precision Castparts Corp.	241,400	14,358
Weyerhaeuser Co.	242,900	7,435

		32,791

Technology—8.0%
Affiliated Computer Services, Inc., Class A (d)	232,400	10,679
Amphenol Corp., Class A	624,867	14,984
ASML Holding NV	472,700	8,542
Ciena Corp. (d)(f)	830,500	5,564
EMC Corp. (d)	715,100	7,487
International Game Technology	1,092,000	12,984
Seagate Technology	386,600	1,713

		61,953

Telecommunications—0.6%
NII Holdings, Inc., Class B (d)	267,200	4,858

Transportation—2.8%
Union Pacific Corp.	157,583	7,533
UTI Worldwide, Inc.	968,300	13,885

		21,418

Utilities—15.0%
Allegheny Energy, Inc.	409,200	13,855
American Electric Power Co., Inc.	578,800	19,262
Entergy Corp.	197,200	16,393
NRG Energy, Inc. (d)(f)	643,500	15,013
PG&E Corp.	515,000	19,936
SCANA Corp.	320,000	11,392
Southern Co.	290,700	10,756
Vectren Corp.	361,800	9,049

		115,656

Total Common Stock (cost—$938,998)		711,827

EXCHANGE-TRADED FUND—0.4%

SPDR Series I Trust (f) (cost—$2,973)	135,900	2,975

SHORT-TERM INVESTMENTS—14.6%
Collateral Invested for Securities on Loan (e)—7.1%
AIM STIT—Government & Agency Portfolio	12,000,000	12,000
BlackRock Liquidity Funds FedFund Portfolio	7,733,291	7,733
Cash Account Trust—Government & Agency Securities Portfolio	12,642,638	12,643

	Principal Amount (000s)		Value (000s)
Axon Financial Funding LLC, FRN, (a)(b)(c)(g)(h)(i)†,
0.10%	$13,103		$8,412
1.868%	15,708		10,084
Gryphon Funding Ltd.,
zero coupon (c)(h)(j)†	7,185	*	3,284
Societe Generale,
zero coupon due 1/2/09	363		363

			54,519

Repurchase Agreement—7.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $58,151; collateralized by Federal Home Loan Bank Discount Notes, 0.501% due 3/31/09, valued at $59,316 including accrued interest (cost—$58,151)	58,151		58,151

Total Short-Term Investments (cost—$126,140)			112,670

Total Investments (cost—$1,068,111)—107.5%			827,472

Liabilities in excess of other assets—(7.5)%			(57,945)

Net Assets—100.0%			$769,527

Notes to Schedule of Investments (amounts in thousands):
† On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of this Fund and other Funds that hold securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to the Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to the Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds (see Letter of Credit footnote in Notes to Financial Statements).

* Represents Notional Principal Amount.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Security in default.

(c) Fair valued security.

(d) Non-income producing.

(e) Securities purchased with cash proceeds from securities on loan.

(f) All or portion of securities on loan with an aggregate market value of $64,149; cash collateral of $68,024 was received with which the Fund purchased short-term investments.

34	Allianz Funds Semiannual Report	12.31.08

Schedule of Investments (cont.)

OCC Renaissance Fund

December 31, 2008 (unaudited)

(g) Security issued or originally issued by a structured investment vehicle (“SIV”).

(h) Illiquid security.

(i) Issuer of the security is in the process of restructuring. At December 31, 2008, the maturity date for the payment of the principal was undetermined.

(j) No stated maturity date.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2008.
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	35

Schedule of Investments

RCM Large-Cap Growth Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—98.1%
Capital Goods—2.1%
Deere & Co.	101,235	$3,879
Fluor Corp.	49,285	2,212

		6,091

Consumer Discretionary—12.6%
Avon Products, Inc.	167,320	4,021
CVS Corp.	223,245	6,416
McDonald’s Corp.	157,330	9,784
Nike, Inc., Class B	47,300	2,412
Wal-Mart Stores, Inc. (a)	250,875	14,064

		36,697

Consumer Staples—5.9%
Coca-Cola Co.	34,435	1,559
Colgate-Palmolive Co.	102,845	7,049
PepsiCo, Inc.	93,640	5,129
Procter & Gamble Co.	58,365	3,608

		17,345

Energy—5.3%
Devon Energy Corp. (a)	41,100	2,701
Schlumberger Ltd.	146,260	6,191
Weatherford International Ltd. (b)	252,950	2,737
XTO Energy, Inc.	110,620	3,902

		15,531

Financial Services—10.3%
Charles Schwab Corp.	308,819	4,994
Goldman Sachs Group, Inc.	28,760	2,427
IntercontinentalExchange, Inc. (b)	49,565	4,086
Invesco Ltd.	261,660	3,778
JPMorgan Chase & Co.	141,955	4,476
M&T Bank Corp. (d)	12,095	694
Northern Trust Corp.	111,210	5,799
U.S. Bancorp	159,315	3,984

		30,238

Healthcare—20.2%
Abbott Laboratories	144,435	7,709
Allergan, Inc.	72,430	2,921
Amgen, Inc. (a)(b)	77,800	4,493
Baxter International, Inc.	106,625	5,714
Bristol-Myers Squibb Co.	151,740	3,528
Covidien Ltd.	84,745	3,071
Genentech, Inc. (b)	90,580	7,510
Gilead Sciences, Inc. (b)	173,275	8,861
Medco Health Solutions, Inc. (b)	84,425	3,538
St. Jude Medical, Inc. (b)	116,680	3,846
Teva Pharmaceutical Industries Ltd. ADR	184,270	7,844

		59,035

Materials & Processing—3.7%
Air Products & Chemicals, Inc.	71,800	3,609
Monsanto Co. (a)	64,650	4,548
Precision Castparts Corp.	42,818	2,547

		10,704

Multi-Media—1.3%
Walt Disney Co. (d)	164,725	3,738

Oil & Gas—4.0%
Exxon Mobil Corp.	107,520	8,583
Transocean Ltd. (b)	68,999	3,260

		11,843

Technology—24.6%
Activision Blizzard, Inc. (b)	161,264	1,393
Adobe Systems, Inc. (b)	152,895	3,255
Amazon.com, Inc. (a)(b)	84,975	4,358

	Shares	Value (000s)

Apple, Inc. (b)	100,695	$8,594
EMC Corp. (b)	289,759	3,034
Google, Inc., Class A (a)(b)	23,760	7,310
Hewlett-Packard Co.	187,171	6,792
Intel Corp.	431,740	6,329
Microsoft Corp. (a)	619,110	12,036
Oracle Corp. (b)	409,605	7,262
Research In Motion Ltd. (a)(b)	48,165	1,955
Texas Instruments, Inc.	180,645	2,804
Thermo Fisher Scientific, Inc. (a)(b)	195,700	6,667

		71,789

Telecommunications—6.2%
Cisco Systems, Inc. (a)(b)	361,150	5,887
QUALCOMM, Inc.	227,775	8,161
Verizon Communications, Inc.	118,580	4,020

		18,068

Transportation—1.9%
Burlington Northern Santa Fe Corp.	71,590	5,420

Total Common Stock (cost—$363,955)		286,499

SHORT-TERM INVESTMENTS—3.8%
Collateral Invested for Securities on Loan (c)—0.3%
BlackRock Liquidity Funds FedFund Portfolio	652,980	653
Cash Account Trust—Government & Agency Securities Portfolio	24,236	24
	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$230	230

		907

Repurchase Agreement—3.5%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $9,997; collateralized by Federal Home Loan Bank, 2.76% due 2/11/09, valued at $3,858 including accrued interest and U.S. Treasury Bills, 0.064% due 2/26/09, valued at $6,339 including accrued interest (cost—$9,997)	9,997	9,997

Total Short-Term Investments (cost—$10,904)		10,904

Total Investments before options written (cost—$374,859)—101.9%		297,403

OPTIONS WRITTEN (b)—(1.5)%
	Contracts
Call Options—(1.0)%
Amazon.com, Inc. (CBOE),
strike price $50, expires 1/17/09	424	(144)
Amgen, Inc. (CBOE),
strike price $70, expires 1/16/10	778	(408)

	Contracts	Value (000s)
Cisco Systems, Inc. (CBOE),
strike price $22.50, expires 1/17/09	3,611	$(4)
Devon Energy Corp. (CBOE),
strike price $55, expires 1/16/10	411	(871)
Microsoft Corp. (CBOE),
strike price $20, expires 4/18/09	2,750	(503)
strike price $27.50, expires 1/17/09	3,441	(4)
Monsanto Co. (CBOE),
strike price $170, expires 1/17/09	646	(3)
PTT Aromatics & Refining PCL, (CBOE)
strike price $120, expires 1/17/09	718	(7)
Research In Motion Ltd. (CBOE),
strike price $135, expires 1/17/09	481	(2)
Thermo Fisher Scientific, Inc. (CBOE),
strike price $35, expires 6/20/09	1,957	(802)
Wal-Mart Stores, Inc. (CBOE),
strike price $65, expires 3/21/09	2,508	(138)

		(2,886)

Put Options—(0.5)%
Amgen, Inc. (CBOE),
strike price $45, expires 1/16/10	778	(389)
Coca-Cola Bottling Co. United, Inc. (CBOE),
strike price $50, expires 1/17/09	1,728	(812)
Lowe’s Cos., Inc. (CBOE),
strike price $15, expires 4/18/09	2,903	(189)

		(1,390)

Total Options Written (premiums received—$8,621)		(4,276)

Total Investments net of options written (cost—$366,238)—100.4%		293,127

Other liabilities in excess of other assets—(0.4)%		(1,106)

Net Assets—100.0%		$292,021

Notes to Schedule of Investments (amounts in thousands):
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Security purchased with the cash proceeds from securities on loan.

(d) All or portion of securities on loan with an aggregate market value of $893; cash collateral of $919 was received with which the Fund purchased short-term investments.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

36	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Schedule of Investments (cont.)

RCM Mid-Cap Fund

December 31, 2008 (unaudited)

	Shares	Value (000s)

COMMON STOCK—97.5%
Aerospace—1.9%
Alliant Techsystems, Inc. (a)	8,300	$712
Goodrich Corp.	3,520	130

		842

Building/Construction—0.6%
Foster Wheeler Ltd. (a)	11,040	258

Capital Goods—3.9%
Cooper Industries Ltd., Class A	8,518	249
Cummins, Inc.	15,135	405
Fluor Corp.	7,700	345
J.B. Hunt Transport Services, Inc. (c)	14,085	370
Roper Industries, Inc.	6,310	274
Shaw Group, Inc. (a)	4,000	82

		1,725

Communications—0.3%
MetroPCS Communications, Inc. (a)	10,195	151

Consumer Discretionary—8.9%
Avon Products, Inc.	18,810	452
Dollar Tree Stores, Inc. (a)	11,310	473
Kohl’s Corp. (a)	20,340	736
Macy’s, Inc.	32,235	334
Marriott International, Inc., Class A	10,200	198
Marvel Entertainment, Inc. (a)	3,840	118
Ross Stores, Inc.	25,840	768
Shoppers Drug Mart Corp.	9,483	369
Yum! Brands, Inc.	14,115	445

		3,893

Consumer Services—7.7%
Apollo Group, Inc., Class A (a)	16,505	1,265
Capella Education Co. (a)	2,500	147
Crown Holdings, Inc. (a)	14,010	269
DeVry, Inc.	3,435	197
Owens-Illinois, Inc. (a)	27,445	750
Quanta Services, Inc. (a)	37,332	739

		3,367

Consumer Staples—8.0%
Clorox Co.	7,175	399
Flowers Foods, Inc.	18,720	456
Hansen Natural Corp. (a)	20,980	703
HJ Heinz Co.	4,240	159
Kroger Co.	31,150	823
Molson Coors Brewing Co., Class B	19,760	967

		3,507

Energy—8.1%
Consol Energy, Inc.	2,465	70
Core Laboratories NV	3,200	192
First Solar, Inc. (a)	155	21
Helmerich & Payne, Inc.	2,700	61
Massey Energy Co.	6,500	90
Murphy Oil Corp.	5,830	259
National-Oilwell Varco, Inc. (a)	8,840	216
Newfield Exploration Co. (a)	7,825	155
Noble Energy, Inc.	2,450	121
Peabody Energy Corp.	8,710	198
PetroHawk Energy Corp. (a)	26,415	413
Smith International, Inc.	7,295	167
Southwestern Energy Co. (a)	25,799	747
Sunoco, Inc.	11,140	484
Weatherford International Ltd. (a)	31,739	343

		3,537

Environmental Services—2.3%
Republic Services, Inc.	41,300	1,024

	Shares	Value (000s)

Financial Services—8.3%
ACE Ltd.	6,085	$322
AON Corp.	7,005	320
IntercontinentalExchange, Inc. (a)	5,415	446
Invesco Ltd.	25,555	369
Lazard Ltd., Class A	21,586	642
M&T Bank Corp.	2,230	128
Northern Trust Corp.	19,202	1,001
T. Rowe Price Group, Inc. (c)	6,100	216
Zions Bancorporation (c)	7,410	182

		3,626

Healthcare—14.4%
Allergan, Inc.	18,355	740
Coventry Health Care, Inc. (a)	7,400	110
DaVita, Inc. (a)	14,655	726
Express Scripts, Inc. (a)	14,545	800
Icon PLC ADR (a)	13,140	259
Illumina, Inc. (a)(c)	22,210	579
Intuitive Surgical, Inc. (a)	865	110
OSI Pharmaceuticals, Inc. (a)	5,120	200
Psychiatric Solutions, Inc. (a)	4,415	123
Qiagen NV (a)(c)	42,000	737
Quest Diagnostics, Inc.	13,062	678
Shire Pharmaceuticals Group PLC ADR	4,660	209
St. Jude Medical, Inc. (a)	11,680	385
Teva Pharmaceutical Industries Ltd. ADR	1	—(d	)
United Therapeutics Corp. (a)	4,380	274
Vertex Pharmaceuticals, Inc. (a)	11,820	359

		6,289

Industrial—0.4%
AGCO Corp. (a)	6,785	160

Materials & Processing—4.0%
Air Products & Chemicals, Inc.	7,530	379
Cliffs Natural Resources, Inc.	5,520	141
Ecolab, Inc.	8,140	286
Intrepid Potash, Inc. (a)	8,145	169
Precision Castparts Corp.	8,670	516
U.S. Steel Corp.	970	36
Vulcan Materials Co. (c)	3,100	216

		1,743

Oil & Gas—0.5%
Diamond Offshore Drilling, Inc.	3,685	217

Technology—25.5%
Activision Blizzard, Inc. (a)	39,564	342
Akamai Technologies, Inc. (a)	22,590	341
Amazon.com, Inc. (a)	7,075	363
Ametek, Inc.	27,534	832
Citrix Systems, Inc. (a)	21,955	517
Cognizant Technology Solutions Corp., Class A (a)	27,510	497
Crown Castle International Corp. (a)	3,140	55
Dolby Laboratories, Inc., Class A (a)	12,250	401
Electronic Arts, Inc. (a)	10,505	169
Fiserv, Inc. (a)	10,250	373
Intersil Corp., Class A	35,615	327
Intuit, Inc. (a)	6,260	149
Juniper Networks, Inc. (a)	28,665	502
Liberty Media Corp., Ser. A (a)	24,110	421
Linear Technology Corp.	5,670	125
Marvell Technology Group Ltd. (a)	37,420	250
Maxim Integrated Products, Inc.	33,391	381
McAfee, Inc. (a)	20,715	716
Mettler Toledo International, Inc. (a)	3,490	235
Microchip Technology, Inc. (c)	19,075	373
National Semi-conductor Corp.	5,135	52
Netapp, Inc. (a)	33,755	472
Omniture, Inc. (a)	28,750	306

	Shares	Value (000s)

ON Semi-conductor Corp. (a)	64,115	$218
PMC-Sierra, Inc. (a)	85,830	417
Salesforce.com, Inc. (a)	10,650	341
SBA Communications Corp., Class A (a)	45,585	744
Scripps Networks Interactive, Inc., Class A	12,700	279
Thermo Fisher Scientific, Inc. (a)	17,645	601
Xilinx, Inc.	21,820	389

		11,188

Transportation—1.7%
Expeditors International Washington, Inc.	6,970	232
HUB Group, Inc., Class A (a)	18,690	496

		728

Utilities—1.0%
NRG Energy, Inc. (a)(c)	13,850	323
PPL Corp.	3,590	110

		433

Total Common Stock (cost—$54,843)		42,688

SHORT-TERM INVESTMENTS—7.2%
Collateral Invested for Securities on Loan (b)—6.6%
AIM STIT—Government & Agency Portfolio	1,000,000	1,000
BlackRock Liquidity Funds FedFund Portfolio	16,273	16
Cash Account Trust—Government & Agency Securities Portfolio	1,828,948	1,829

	Principal Amount (000s)
Societe Generale, zero coupon due 1/2/09	$31	31

		2,876

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 12/31/08, 0.01%, due 1/2/09, proceeds $289; collateralized by U.S. Treasury Bills, 0.064% due 2/26/09, valued at $295 including accrued interest (cost—$289)	289	289

Total Short-Term Investments (cost—$3,165)		3,165

Total Investments (cost—$58,008)—104.7%		45,853

Liabilities in excess of other assets—(4.7)%		(2,075)

Net Assets—100.0%		$43,778

12.31.08	Allianz Funds Semiannual Report	37

Schedule of Investments (cont.)

RCM Mid-Cap Fund

December 31, 2008 (unaudited)

Notes to Schedule of Investments: (amounts in thousands)
(a) Non-income producing.

(b) Securities purchased with cash proceeds from securities on loan.

(c) All or portion of securities on loan with an aggregate market value of $2,750; cash collateral of $2,911 was received with which the Fund purchased short-term investments.

(d) Amount less than $500.

Glossary:
ADR—American Depositary Receipt

38	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	39

Statements of Assets and Liabilities

December 31, 2008 (Unaudited)
Amounts in thousands, except per share amounts	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund

Assets:
Investments, at value	$396,842	$892,158	$775,330	$26,382
Investments in Affiliates, at value	—	—	—	—
Cash	—	1	—	47
Security lending interest receivable (net)	—	12	23	—
Receivable for investments sold	1,305	17,191	—	—
Receivable for Fund shares sold	245	1,681	1,033	39
Dividends and interest receivable (net of foreign taxes)	1,363	820	576	22
Contingent receivable from Letter of Credit (see Note 6)	—	9,171	9,794	—
Total Assets	399,755	921,034	786,756	26,490

Liabilities:
Payable to for investments purchased	3,752	—	—	—
Payable to custodian for cash overdraft	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	2,646	15,540	3,165	133
Payable for collateral for securities on loan	—	32,676	54,055	—
Investment advisory fees payable	147	328	266	15
Administration fees payable	126	216	180	11
Distribution fees payable	121	109	77	10
Servicing fees payable	74	69	60	5
Other payables	7	—	—	—
Total Liabilities	6,873	48,938	57,803	174
Net Assets	$392,882	$872,096	$728,953	$26,316

Net Assets Consist of:
Paid-in-capital	$972,561	$1,328,843	$1,180,159	$46,825
Undistributed (dividends in excess of) net investment income	830	742	(1,149)	(128)
Accumulated net realized loss	(449,498)	(271,787)	(300,216)	(12,189)
Net unrealized depreciation of investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(131,011)	(185,702)	(149,841)	(8,192)
Net Assets	$392,882	$872,096	$728,953	$26,316

Net Assets:
Class R	$6,622	$10,044	$31,582	$507
Other Classes	386,260	862,052	697,371	25,809

Shares Issued and Outstanding:
Class R	997	854	2,099	49
Other Classes	59,931	73,098	45,776	2,518

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class R	$6.64	$11.76	$15.05	$10.42

Cost of Investments	$527,832	$1,087,031	$934,965	$34,572
Cost of Investments in Affiliates	$—	$—	$—	$—
Cost of Foreign Currency	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—

40	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NACM International Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Renaissance Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$176,492	$6,442,593		$789,479	$4,147,898	$25,644	$388,774	$827,472	$297,403	$45,853
—	—		—	175,938	—	—	—	—	—
—	1		—	—	—	—	—	1	—
—	32		—	88	—	—	47	—	1
1,801	—		3,684	1,284	—	—	4,701	—	465
313	53,168		4,183	32,548	2	1,269	4,809	215	385
249	33,031		2,176	10,021	47	319	1,647	535	31
—	45,448		—	45,897	—	1,551	13,470	—	—
178,855	6,574,273		799,522	4,413,674	25,693	391,913	852,146	298,154	46,735

1,274	58,596		7,195	33,159	—	—	3,433	177	39
75	—		—	—	—	—	—	—	—
—	—		—	—	87	—	—	4,275	—
1,276	22,671		2,511	26,316	357	776	10,216	561	14
2,534	141,744		6,703	211,457	696	21,643	67,989	907	2,876
86	2,242		282	1,895	13	150	346	108	17
77	1,456		214	971	8	118	247	69	9
28	717		64	409	7	116	238	9	1
22	784		100	427	5	71	150	14	1
12	—		22	—	0	25	—	13	—
5,384	228,210		17,091	274,634	1,173	22,899	82,619	6,133	2,957
$173,471	$6,346,063		$782,431	$4,139,040	$24,520	$369,014	$769,527	$292,021	$43,778

$386,382	$9,996,073		$1,292,189	$5,108,977	$53,231	$594,983	$1,323,722	$394,464	$85,918
119	21,441		2,101	35,502	90	(916)	1,807	492	23
(185,797)	(830,293)		(197,216)	(240,880)	(6,262)	(149,678)	(328,494)	(29,824)	(30,008)
(27,233)	(2,841,158)		(314,643)	(764,559)	(22,539)	(75,375)	(227,508)	(73,111)	(12,155)
$173,471	$6,346,063		$782,431	$4,139,040	$24,520	$369,014	$769,527	$292,021	$43,778

$33	$181,536		$9,281	$57,544	$81	$1,399	$15,169	$3,100	$42
173,438	6,164,527		773,150	4,081,496	24,439	367,615	754,358	288,921	43,736

3	19,060		828	2,964	16	87	1,617	354	25
15,963	642,651		69,046	212,104	4,916	21,598	77,002	32,625	25,338

$10.85	$9.52		$11.21	$19.41	$5.05	$16.11	$9.38	$8.76	$1.67

$203,738	$9,329,208	$	,104,122	$4,885,308	$48,198	$465,708	$1,068,111	$374,859	$58,008
$—	$—		$—	$248,873	$—	$—	$—	$—	$—
$(75)	$—		$—	$—	$—	$—	$—	$—	$—
$—	$—		$—	$—	$102	$—	$—	$8,621	$—

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	41

Statements of Operations

For the Six Months Ended December 31, 2008 (unaudited)
Amounts in thousands	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NACM Global Fund

Investment Income:
Interest	$81	$154	$294	$5
Dividends, net of foreign withholding taxes	10,013	7,302	3,677	274
Dividends from investments in Affiliates	—	—	—	—
Security lending income (net)	266	40	83	—
Miscellaneous income	2	8	10	—
Total Income	10,362	7,504	4,064	279

Expenses:
Investment advisory fees	1,267	2,648	2,339	140
Administration fees	1,085	1,708	1,570	100
Distribution fees—Class R	12	16	49	1
Servicing fees—Class R	13	16	48	1
Distribution and/or servicing fees—Other Classes	1,664	1,398	1,111	138
Trustees' fees	54	111	95	2
Interest expense	3	—	5	1
Tax expense	—	—	—	—
Miscellaneous expense	—	12	11	—
Total Expenses	4,098	5,909	5,228	383
Reimbursement by Adviser	—	(13)	(14)	—
Net Expenses	4,098	5,896	5,214	383
Net Investment Income (Loss)	6,264	1,608	(1,150)	(104)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(282,692)	(253,620)	(293,281)	(10,462)
Investments in Affiliates	—	—	—	—
Options written	—	—	—	—
Foreign currency transactions	—	—	—	(52)
Payments from Affiliates (see Note 11)	297	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	69,938	(273,090)	(271,867)	(11,525)
Investments in Affiliates	—	—	—	—
Options written	—	—	—	—
Contingent receivable from Letter of Credit (see Note 6)	—	3,457	3,722	—
Foreign currency transactions	—	—	—	(1)
Net Realized and Change in Unrealized Loss	(212,457)	(523,253)	(561,426)	(22,040)
Net Decrease in Net Assets Resulting from Investment Operations	$(206,193)	$(521,645)	$(562,576)	$(22,144)

42	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NACM International Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund	OCC Growth Fund	OCC Renaissance Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund

$22	$1,132	$165	$1,751	$1	$52	$257	$34	$6
2,834	163,399	15,366	75,228	345	2,443	13,929	2,694	241
—	—	—	2,491	—	—	—	—	—
14	374	—	1,787	3	—	528	—	13
1	26	2	30	—	—	1	1	—
2,871	164,931	15,533	81,287	349	2,495	14,715	2,729	260

779	15,658	1,957	12,469	106	1,151	2,850	843	137
713	10,055	1,466	6,399	69	899	2,020	533	78
—	250	15	66	—	2	25	5	—
—	250	15	66	—	2	25	5	—
479	10,876	1,172	5,819	105	1,439	3,227	173	20
22	666	76	420	3	44	99	33	5
26	—	10	—	2	3	4	4	—
—	—	14	1	1	—	1	—	—
—	65	—	37	—	4	10	—	—
2,019	37,820	4,725	25,277	286	3,544	8,261	1,596	240
—	(58)	—	(77)	—	(2)	(23)	—	—
2,019	37,762	4,725	25,200	286	3,542	8,238	1,596	240
852	127,169	10,808	56,087	63	(1,047)	6,477	1,133	20

(117,743)	(829,663)	(153,411)	(246,858)	(2,636)	(65,132)	(235,823)	(26,004)	(13,023)
—	—	—	6,508	—	—	—	—	—
—	—	—	—	933	—	(896)	(3,036)	—
50	—	—	2	—	—	84	—	—
—	2	—	—	2	—	—	—	—

(23,807)	(1,685,861)	(194,206)	(1,060,727)	(12,731)	(115,356)	(198,214)	(108,399)	(14,762)
—	—	—	7,538	—	—	—	—	—
—	—	—	—	(103)	—	506	2,074	—
—	19,179	—	19,052	—	656	5,444	—
(14)	—	—	(4)	—	(3)	(6)	—	—
(141,514)	(2,496,343)	(347,617)	(1,274,489)	(14,535)	(179,835)	(428,905)	(135,365)	(27,785)
$(140,662)	$(2,369,174)	$(336,809)	$(1,218,402)	$(14,472)	$(180,882)	$(422,428)	$(134,232)	$(27,765)

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	43

Statements of Changes in Net Assets

Amounts in thousands	Allianz Global Investors Value Fund		CCM Capital Appreciation Fund		CCM Mid-Cap Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$6,264	$16,419	$1,608	$2,365	$(1,150)	$(2,614)
Net realized gain (loss) on investments, options written and foreign currency transactions	(282,692)	(153,910)	(253,620)	53,607	(293,281)	60,724
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Payments from Affiliates (see Note 11)	297	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	69,938	(361,858)	(269,633)	(137,847)	(268,145)	(65,074)
Net change in unrealized appreciation/depreciation of investments with Affiliates	—	—	—	—	—	—
Net decrease resulting from investment operations	(206,193)	(499,349)	(521,645)	(81,875)	(562,576)	(6,964)

Dividends and Distributions to Shareholders from:
Net investment income
Class R	(245)	(317)	— **	(13)	—	—
Other Classes	(16,107)	(13,250)	(867)	(6,362)	—	—
Net realized capital gains
Class R	—	(5,008)	—	(1,605)	—	(5,400)
Other Classes	—	(250,473)	—	(137,610)	—	(137,415)
Total Dividends and Distributions to Shareholders	(16,352)	(269,048)	(867)	(145,590)	—	(142,815)

Fund Share Transactions:
Net proceeds from the sale of fund shares	23,531	140,789	175,359	547,778	145,053	586,561
Issued in reinvestment of dividends and distributions	14,242	232,772	799	119,533	—	133,758
Cost of shares redeemed	(197,972)	(695,828)	(289,787)	(575,963)	(274,892)	(485,554)
Net increase (decrease) from Fund share transactions	(160,199)	(322,267)	(113,629)	91,348	(129,839)	234,765
Fund Redemption Fees	1	9	17	31	5	13
Total Increase (Decrease) in Net Assets	(382,743)	(1,090,655)	(636,124)	(136,086)	(692,410)	84,999

Net Assets:
Beginning of period	775,625	1,866,280	1,508,220	1,644,306	1,421,363	1,336,364
End of period*	$392,882	$775,625	$872,096	$1,508,220	$728,953	$1,421,363
* Including undistributed (dividends in excess of) net investment income:	$830	$10,918	$742	$1	$(1,149)	$1
**	Less than $500.

44	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

NACM Global Fund		NACM International Fund		NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Small-Cap Value Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$(104)	$(5)	$852	$7,132	$127,169	$200,045	$10,808	$18,301	$56,087	$58,340
(10,514)	(250)	(117,693)	(39,337)	(829,663)	542,890	(153,411)	(39,980)	(246,856)	576,742
—	—	—	—	—	—	—	—	6,508	(8,211)
—	—	—	—	2	—	—	—	—	—
(11,526)	(2,840)	(23,821)	(75,632)	(1,666,682)	(2,008,986)	(194,206)	(165,075)	(1,041,679)	(960,659)
—	—	—	—	—	—	—	—	7,538	(13,163)
(22,144)	(3,095)	(140,662)	(107,837)	(2,369,174)	(1,266,051)	(336,809)	(186,754)	(1,218,402)	(346,951)

—	—	(2)	(1)	(3,038)	(4,790)	(82)	(490)	(815)	(581)
—	—	(6,378)	(8,138)	(109,450)	(193,730)	(8,891)	(17,632)	(67,527)	(74,005)

(2)	(6)	—	(7)	(10,988)	(10,773)	—	(376)	(5,397)	(6,242)
(86)	(5,276)	—	(92,708)	(361,836)	(437,073)	—	(14,677)	(397,507)	(383,545)
(88)	(5,282)	(6,380)	(100,854)	(485,312)	(646,366)	(8,973)	(33,175)	(471,246)	(464,373)

5,786	26,574	20,869	172,018	2,455,529	3,344,329	391,584	1,147,185	1,899,246	1,350,403
70	4,395	5,736	84,405	417,598	539,146	7,349	26,777	386,791	393,460
(12,947)	(16,409)	(102,261)	(390,376)	(1,541,912)	(2,772,845)	(311,258)	(497,278)	(757,633)	(1,423,306)
(7,091)	14,560	(75,656)	(133,953)	1,331,215	1,110,630	87,675	676,684	1,528,404	320,557
2	3	13	21	139	61	9	26	94	21
(29,321)	6,186	(222,685)	(342,623)	(1,523,132)	(801,726)	(258,098)	456,781	(161,150)	(490,746)

55,637	49,451	396,156	738,779	7,869,195	8,670,921	1,040,529	583,748	4,300,190	4,790,936
$26,316	$55,637	$173,471	$396,156	$6,346,063	$7,869,195	$782,431	$1,040,529	$4,139,040	$4,300,190
$(128)	$(24)	$119	$5,647	$21,441	$6,760	$2,101	$266	$35,502	$47,757

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	45

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	OCC Equity Premium Strategy Fund		OCC Growth Fund		OCC Renaissance Fund

	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$63	$12	$(1,047)	$(4,028)	$6,477	$6,554
Net realized gain (loss) on investments, options written and foreign currency transactions	(1,703)	5,551	(65,132)	52,324	(236,635)	(63,099)
Payments from Affiliates (see Note 11)	2	—	—	—	—	—
Net change in unrealized depreciation on investments, options written, contingent receivable from Letter of Credit and foreign currency transactions	(12,834)	(14,031)	(114,703)	(56,738)	(192,270)	(182,565)
Net decrease resulting from investment operations	(14,472)	(8,468)	(180,882)	(8,442)	(422,428)	(239,110)

Dividends and Distributions to Shareholders from:
Net investment income
Class R	—	—	—	—	(250)	(49)
Other Classes	—	—	—	—	(9,170)	(1,638)
Net realized capital gains
Class R	(1)	(10)	—	—	(2)	(6,287)
Other Classes	(224)	(3,908)	—	—	(102)	(368,914)
Total Dividends and Distributions to Shareholders	(225)	(3,918)	—	—	(9,524)	(376,888)

Fund Share Transactions:
Net proceeds from the sale of fund shares	1,873	8,006	57,819	254,101	65,676	212,103
Issued in reinvestment of dividends and distributions	192	3,367	—	—	8,119	313,158
Cost of shares redeemed	(8,889)	(23,913)	(68,051)	(262,584)	(240,772)	(706,931)
Net increase (decrease) from Fund share transactions	(6,824)	(12,540)	(10,232)	(8,483)	(166,977)	(181,670)
Fund Redemption Fees	—	1	—	1	1	4
Total Decrease in Net Assets	(21,521)	(24,925)	(191,114)	(16,924)	(598,928)	(797,664)

Net Assets:
Beginning of period	46,041	70,966	560,128	577,052	1,368,455	2,166,119
End of period*	$24,520	$46,041	$369,014	$560,128	$769,527	$1,368,455
* Including undistributed (dividends in excess of) net investment income:	$90	$27	$(916)	$131	$1,807	$4,750
**	Less than $500.

46	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

RCM Large-Cap Growth Fund		RCM Mid-Cap Fund

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

$1,133	$2,210	$20	$(39)
(29,040)	23,693	(13,023)	5,277
—	—	—	—
(106,325)	(59,031)	(14,762)	(10,291)
(134,232)	(33,128)	(27,765)	(5,053)

— **	(1)	—	—
(1,943)	(2,707)	—	—

(75)	(399)	— **	—
(6,938)	(42,429)	(190)	(806)
(8,956)	(45,536)	(190)	(806)

51,508	183,174	5,098	8,035
8,684	43,349	184	774
(95,784)	(211,438)	(7,849)	(14,565)
(35,592)	15,085	(2,567)	(5,756)
7	8	—	—
(178,773)	(63,571)	(30,522)	(11,615)

470,794	534,365	74,300	85,915
$292,021	$470,794	$43,778	$74,300
$492	$1,302	$23	$3

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	47

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)(a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
Allianz Global Investors Value Fund
Class R
12/31/2008+	$10.01	$0.10	$(3.21)	$(3.11)	$(0.26)
6/30/2008	18.37	0.18	(5.56)	(5.38)	(0.15)
6/30/2007	16.15	0.14	3.49	3.63	(0.17)
6/30/2006	17.33	0.14	1.18	1.32	(0.15)
6/30/2005	17.32	0.09	0.49	0.58	(0.11)
6/30/2004	12.86	0.05	4.45	4.50	(0.04)
CCM Capital Appreciation Fund
Class R
12/31/2008+	$18.17	$— (b)	$(6.41)	$(6.41)	$— (b)
6/30/2008	21.04	(0.03)	(0.93)	(0.96)	(0.01)
6/30/2007	19.79	(0.01)	2.66	2.65	(0.03)
6/30/2006	18.07	(0.01)	1.75	1.74	(0.02)
6/30/2005	16.44	0.02	1.66	1.68	(0.05)
6/30/2004	14.21	(0.05)	2.28	2.23	—
CCM Mid-Cap Fund
Class R
12/31/2008+	$25.67	$(0.05)	$(10.57)	$(10.62)	$—
6/30/2008	28.52	(0.14)	0.36	0.22	—
6/30/2007	27.79	(0.08)	3.68	3.60	—
6/30/2006	24.73	(0.08)	3.14	3.06	—
6/30/2005	21.56	(0.08)	3.25	3.17	—
6/30/2004	17.58	(0.14)	4.12	3.98	—
NACM Global Fund
Class R
12/31/2008+	$17.76	$— (b)	$(7.31)	$(7.31)	$—
6/30/2008	20.41	0.07	(0.78)	(0.71)	—
6/30/2007	17.31	(0.03)	4.15	4.12	—
6/30/2006	15.34	(0.05)	2.70	2.65	—
6/30/2005	14.18	(0.05)	1.81	1.76	—
6/30/2004	11.70	(0.10)	3.52	3.42	—
NACM International Fund
Class R
12/31/2008+	$18.67	$0.03	$(7.39)	$(7.36)	$(0.46)
6/30/2008	26.25	0.29	(4.11)	(3.82)	(0.30)
6/30/2007	21.94	0.44	4.85	5.29	— (b)
1/10/2006† - 6/30/2006	20.25	0.17	1.52	1.69	—
NFJ Dividend Value Fund
Class R
12/31/2008+	$14.58	$0.21	$(4.46)	$(4.25)	$(0.18)
6/30/2008	18.28	0.37	(2.79)	(2.42)	(0.37)
6/30/2007	15.33	0.35	3.20	3.55	(0.31)
6/30/2006	13.73	0.32	1.89	2.21	(0.39)
6/30/2005	12.53	0.26	1.39	1.65	(0.30)
6/30/2004	10.51	0.26	2.05	2.31	(0.20)
NFJ Large-Cap Value Fund
Class R
12/31/2008+	$16.72	$0.14	$(5.54)	$(5.40)	$(0.11)
6/30/2008	20.77	0.30	(3.74)	(3.44)	(0.32)
6/30/2007	17.79	0.29	3.36	3.65	(0.26)
1/10/2006† - 6/30/2006	17.02	0.12	0.75	0.87	(0.10)
*	Annualized
†	Commencement of operations
+	Unauditied
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.

48	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$(0.26)	$—	(b)	$6.64	(g)	(31.02	)%(g)	$6,622	1.37	%*	2.25%*	113%
(2.83)	(2.98)	—	(b)	10.01		(33.57)		15,300	1.36		1.26	97
(1.24)	(1.41)	—	(b)	18.37		22.88		35,217	1.35		0.81	95
(2.35)	(2.50)	—	(b)	16.15		7.83		23,965	1.36		0.81	63
(0.46)	(0.57)	—		17.33		3.30	(f)	29,012	1.42	(c)(d)	0.54	101
—	(0.04)	—		17.32		35.04		8,622	1.46		0.32	67

$—	$— (b)	$—	(b)	$11.76		(35.22)%		$10,044	1.36	%*	(0.07)%*	75%
(1.90)	(1.91)	—	(b)	18.17		(5.68)		16,864	1.34		(0.16)	134
(1.37)	(1.40)	—	(b)	21.04		13.92		18,552	1.33		(0.04)	150
—	(0.02)	—	(b)	19.79		9.62		13,019	1.37		(0.05)	161
—	(0.05)	—		18.07		10.24		4,151	1.41	(c)	0.12	137
—	—	—		16.44		15.69		526	1.45		(0.33)	148

$—	$—	$—	(b)	$15.05		(41.37)%		$31,582	1.36	%*	(0.55)%*	75%
(3.07)	(3.07)	—	(b)	25.67		0.04		48,771	1.34		(0.52)	149
(2.87)	(2.87)	—	(b)	28.52		14.25		47,308	1.34		(0.31)	164
—	—	—	(b)	27.79	(e)	12.37	(e)	40,579	1.36		(0.31)	174
—	—	—		24.73		14.70		17,826	1.42	(c)	(0.33)	140
—	—	—		21.56		22.64		757	1.45		(0.66)	165

$(0.03)	$(0.03)	$—	(b)	$10.42		(41.13)%		$507	1.71	%*	(0.07)%*	59%
(1.94)	(1.94)	—	(b)	17.76		(4.39)		69	1.71		0.34	80
(1.02)	(1.02)	—	(b)	20.41		24.45		138	1.71		(0.19)	102
(0.68)	(0.68)	—	(b)	17.31		17.49		90	1.73		(0.32)	114
(0.61)	(0.61)	0.01		15.34		12.63		16	1.83	(c)	(0.31)	148
(0.95)	(0.95)	0.01		14.18		30.14		15	1.81		(0.77)	203

$—	$(0.46)	$—	(b)	$10.85		(39.37)%		$33	1.74	%*	0.50%*	96%
(3.46)	(3.76)	—	(b)	18.67		(16.32)		50	1.72		1.32	159
(0.98)	(0.98)	—	(b)	26.25		24.60		52	1.73		1.78	166
—	—	—	(b)	21.94		8.35		11	1.73	*	1.68 *	152

$(0.63)	$(0.81)	$—	(b)	$9.52	(h)	(29.17	)%(h)	$181,536	1.30	%*	3.45%*	14%
(0.91)	(1.28)	—	(b)	14.58		(13.98)		225,295	1.29		2.27	49
(0.29)	(0.60)	—	(b)	18.28		23.46		156,435	1.30		2.01	29
(0.22)	(0.61)	—	(b)	15.33		16.44		18,988	1.35		2.16	26
(0.15)	(0.45)	—		13.73		13.27		822	1.38	(c)	1.91	30
(0.09)	(0.29)	—		12.53		22.17		46	1.45		2.18	36

$—	$(0.11)	$—	(b)	$11.21		(32.44)%		$9,281	1.36	%*	2.01%*	28%
(0.29)	(0.61)	—	(b)	16.72		(16.88)		20,901	1.34		1.64	39
(0.41)	(0.67)	—	(b)	20.77		20.76		1,694	1.36		1.43	26
—	(0.10)	—	(b)	17.79		5.12		11	1.38	*	1.41 *	32
(e)	Payments from Affiliates increased the end of period net asset value per share by $0.02 and total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.77 and 12.31%, respectively.
(f)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 3.27%.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $6.64 and (49.08)%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $9.52 and (36.45)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	49

Financial Highlights (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income
NFJ Small-Cap Value Fund
Class R
12/31/2008+	$29.37	$0.29	$(7.76)	$(7.47)	$(0.29)
6/30/2008	35.15	0.36	(2.80)	(2.44)	(0.35)
6/30/2007	31.80	0.72	5.63	6.35	(0.48)
6/30/2006	30.61	0.57	3.60	4.17	(0.51)
6/30/2005	27.66	0.47	4.45	4.92	(0.37)
6/30/2004	21.95	0.49	5.73	6.22	(0.28)
OCC Equity Premium Strategy Fund
Class R
12/31/2008+	$7.61	$0.01	$(2.53)	$(2.52)	$—
6/30/2008	9.45	0.02	(1.27)	(1.25)	—
6/30/2007	8.29	(0.01)	1.75	1.74	—
6/30/2006	7.93	0.01	0.65	0.66	— (b)
6/30/2005	7.62	0.05	0.35	0.40	(0.09)
6/30/2004	6.56	0.06	1.09	1.15	(0.09)
OCC Growth Fund
Class R
12/31/2008+	$23.81	$(0.03)	$(7.67)	$(7.70)	$—
6/30/2008	24.08	(0.10)	(0.17)	(0.27)	—
6/30/2007	19.36	(0.09)	4.81	4.72	—
6/30/2006	17.62	(0.08)	1.82	1.74	—
6/30/2005	17.15	(0.05)	0.52	0.47	—
6/30/2004	14.42	(0.11)	2.84	2.73	—
OCC Renaissance Fund
Class R
12/31/2008+	$14.21	$0.08	$(4.75)	$(4.67)	$(0.16)
6/30/2008	20.60	0.09	(2.29)	(2.20)	(0.03)
6/30/2007	20.02	0.01	3.73	3.74	—
6/30/2006	22.88	0.01	1.36	1.37	—
6/30/2005	23.34	(0.07)	(0.39)	(0.46)	—
6/30/2004	16.29	(0.13)	7.18	7.05	—
RCM Large-Cap Growth Fund
Class R
12/31/2008+	$12.91	$— (b)	$(3.93)	$(3.93)	$— (b)
6/30/2008	15.03	(0.01)	(0.91)	(0.92)	—
6/30/2007	13.64	(0.02)	2.15	2.13	—
6/30/2006	12.69	(0.01)	0.96	0.95	— (b)
6/30/2005	12.16	(0.01)	0.54	0.53	—
6/30/2004	10.91	(0.04)	1.29	1.25	—
RCM Mid-Cap Fund
Class R
12/31/2008+	$2.69	$— (b)	$(1.01)	$(1.01)	$—
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—
6/30/2007	2.92	(0.02)	0.59	0.57	—
6/30/2006	2.62	(0.02)	0.32	0.30	—
6/30/2005	2.53	(0.02)	0.11	0.09	—
6/30/2004	2.08	(0.02)	0.47	0.45	—
+	Unaudited
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.
(f)	Repayments by the Adviser increased the total return by 0.04%. If the Adviser had not made repayments, total return would have been 5.23%.
(g)	Payments from Affiliates increased the end of period net asset value by $0.03 per share and total return by 0.15%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $19.99 and 5.88%, respectively.

50	Allianz Funds Semiannual Report	12.31.08	See accompanying Notes to Financial Statements

Distributions to Shareholders from Net Realized Gains		Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(2.20)		$(2.49)	$—	(b)	$19.41		(24.77)%		$57,544	1.47	%*	2.38	%*	19%
(2.99)		(3.34)	—	(b)	29.37		(7.23)		51,498	1.47		1.11		33
(2.52)		(3.00)	—	(b)	35.15		20.93		76,297	1.47		2.17		27
(2.47)		(2.98)	—	(b)	31.80		14.24		46,876	1.51		1.81		32
(1.60)		(1.97)	—		30.61		18.17		20,427	1.56	(c)(d)	1.63		20
(0.23)		(0.51)	—		27.66		28.62		5,033	1.60		1.90		30

$(0.04)		$(0.04)	$—	(b)	$5.05	(n)	(33.27)	%(n)	$81	1.53	%*	0.38	%*	32%
(0.59)		(0.59)	—	(b)	7.61		(13.74)		155	1.52		0.26		120
(0.58)		(0.58)	—	(b)	9.45	(k)	21.45	(k)	27	1.53		(0.10)		135
(0.30)		(0.30)	—	(b)	8.29		8.35		155	1.55		0.14		149
—		(0.09)	—		7.93		5.27	(f)	130	1.58	(d)	0.66		24
—		(0.09)	—		7.62		17.53		125	1.60		0.82		83

$—		$—	$—	(b)	$16.11		(32.34)%		$1,399	1.42	%*	(0.33)	%*	54%
—		—	—	(b)	23.81		(1.12)		2,061	1.41		(0.41)		116
—		—	—	(b)	24.08	(l)	24.38	(l)	1,663	1.41		(0.39)		79
—		—	—	(b)	19.36		9.88		769	1.42		(0.43)		115
—		—	—		17.62		2.74	(h)	611	1.44	(c)(d)	(0.28)		39
—		—	—		17.15	(i)	18.93	(i)	17	1.51		(0.65)		71

$—	(b)	$(0.16)	$—	(b)	$9.38		(32.84)%		$15,169	1.47%		1.39%		66%
(4.16)		(4,19)	—	(b)	14.21		(13.19)		25,561	1.44	(m)	0.54		82
(3.16)		(3.16)	—	(b)	20.60		20.06		33,816	1.48	(m)	0.07		112
(4.23)		(4.23)	—	(b)	20.02	(g)	6.03	(g)	37,856	1.50		0.05		85
—		—	—		22.88	(e)	(1.97)	(e)	45,502	1.56	(c)	(0.28)		101
—		—	—		23.34		43.28		16,349	1.60		(0.58)		60

$(0.22)		$(0.22)	$—	(b)	$8.76		(30.38)%		$3,100	1.37	%*	0.09	%*	30%
(1.20)		(1.20)	—	(b)	12.91		(7.06)		4,668	1.36		(0.09)		69
(0.74)		(0.74)	—	(b)	15.03		15.88		4,916	1.36		(0.14)		54
—		—	—	(b)	13.64		7.46		4,346	1.50		(0.06)		74
—		—	—		12.69		4.39		109	1.43	(d)	(0.11)		118
—		—	—		12.16		11.46		75	1.46		(0.38)		82

$(0.01)		$(0.01)	$—		$1.67		(37.63)%		$42	1.39	%*	(0.31)	%*	74%
(0.03)		(0.03)	—	(b)	2.69		(6.66)		24	1.39		(0.73)		107
(0.58)		(0.58)	—	(b)	2.91		21.86		231	1.38		(0.70)		102
—		—	—	(b)	2.92	(j)	11.45	(j)	185	1.40		(0.78)		161
—		—	—		2.62		3.56		136	1.46	(d)	(0.77)		147
—		—	—		2.53		21.63		14	1.48		(1.05)		145
(h)	Repayments by the Adviser increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 2.73%.
(i)	Repayments by the Adviser increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 10.82%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value and total return by $0.01 and 0.01%, respectively.
(l)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(m)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition from October 1, 2007 through December 31, 2007, the advisory fee was reduced by an additional 0.05%.
(n)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $5.05 and (41.08)%, respectively.

See accompanying Notes to Financial Statements	12.31.08	Allianz Funds Semiannual Report	51

Notes to Financial Statements

(Unaudited)

December 31, 2008

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty-three separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to the Class R shares of thirteen of the Funds offered by the Trust. Financial information for Institutional, Administrative, A, B, C, D and P Classes (the “Other Classes”) is provided separately and is available upon request.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at December 31, 2008. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities in September 2008. FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years beginning after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to procedures established by the Board of Trustees or persons acting at their direction pursuant to procedures established by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. See “Securities Lending” below. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Funds’ shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurement.  Effective July 1, 2008 the Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access

52	Allianz Funds Semiannual Report	12.31.08

•	Level 2—valuation based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges
•	Level 3—valuation based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the period ended December 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair valuation techniques on Level 3 investments: multi-dimensional relational pricing model and estimating the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments carried at value (amounts in thousands):

	Allianz Global Investors Value Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund
	Investments in Securities	Investments in Securities	Investments in Securities
Valuation Inputs
Level 1 — Quoted Prices	$384,731	$857,323	$724,674
Level 2 — Other Significant Observable Inputs	12,111	21,776	36,479
Level 3 — Significant Unobservable Inputs	—	13,059	14,177
Total	396,842	892,158	775,330
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	19,589	21,231
Paydowns	—	(2,003)	(2,261)
Total realized and unrealized gain (loss)	—	(4,527)	(4,793)
Ending balance, 12/31/08	—	13,059	14,177

	NACM Global Fund	NACM International Fund	NFJ Dividend Value Fund
	Investments in Securities	Investments in Securities	Investments in Securities
Valuation Inputs
Level 1 — Quoted Prices	$12,222	$6,047	$6,079,621
Level 2 — Other Significant Observable Inputs	14,018	170,445	282,836
Level 3 — Significant Unobservable Inputs	142	—	80,136
Total	26,382	176,492	6,442,593
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	—	117,850
Net purchases (sales) and settlements	536	—	—
Paydowns	—	—	(18,118)
Total realized and unrealized gain (loss)	(660)	—	(19,596)
Transfers in and/or out of Level 3	266	—	—
Ending balance, 12/31/08	142	—	80,136

	NFJ Large-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Equity Premium Strategy Fund
	Investments in Securities	Investments in Securities	Investments in Securities
Valuation Inputs
Level 1 — Quoted Prices	$737,108	$3,840,235	$23,654
Level 2 — Other Significant Observable Inputs	52,371	405,286	1,903
Level 3 — Significant Unobservable Inputs	—	78,315	—
Total	789,479	4,323,836	25,557
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	—	115,314	—
Paydowns	—	(16,679)	—
Total realized and unrealized gain (loss)	—	(20,320)	—
Ending balance, 12/31/08	—	78,315	—

12.31.08	Allianz Funds Semiannual Report	53

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	OCC Growth Fund	OCC Renaissance Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
Valuation Inputs
Level 1 — Quoted Prices	$341,577	$714,802	$282,238	$42,688
Level 2 — Other Significant Observable Inputs	44,416	90,890	10,889	3,165
Level 3 — Significant Unobservable Inputs	2,781	21,780	—	—
Total	388,774	827,472	293,127	45,853
Roll forward of Fair Value Measurements
Beginning balance, 6/30/08	4,105	32,185	—	—
Paydowns	(668)	(4,216)	—	—
Total realized and unrealized gain (loss)	(656)	(6,189)	—	—
Ending balance, 12/31/08	2,781	21,780	—	—

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund, except the NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ Dividend Value, NFJ Large-Cap Value and OCC Equity Premium Strategy Funds, are declared and distributed to shareholders quarterly. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than annually. For the OCC Equity Premium Strategy Fund, in the event that distributions of capital gains exceed net capital gains for the taxable year as reduced by any available capital carry forwards from prior taxable years, but are supported by “current year earnings and profits,” the excess will be taxable as an ordinary dividend distribution. Regardless of the capital gains distribution made, the capital loss carryforwards that will remain available for future years is reduced by the net capital gains for the current capital year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid-in-capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid-in-capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Funds intend to qualify as a regulated investment companies and distribute all of their taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (loss) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund—$9,564; NACM International Fund—$233,212; NFJ Dividend Value Fund—$1,524,641; NFJ Small-Cap Value Fund—$197,232; OCC Equity Premium Strategy Fund—$2,481; OCC Growth Fund—$13,936; and OCC Renaissance Fund—$25; RCM Large-Cap Growth Fund—$5,241 and RCM Mid-Cap Fund—$1,506.

Options Contracts.  Certain Funds may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

54	Allianz Funds Semiannual Report	12.31.08

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Short Sales.  Each Fund may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Securities Lending.  Each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The loans are required to be secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loans, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning income on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. Upon termination of a loan, the borrower will return to the lender securities identical to the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Income generated from the investments of cash collateral, less any negotiated rebate fees paid to borrowers and transaction costs, is divided between the Funds and the New York Branch of Dresdner Bank AG (“Dresdner”), the Trust’s securities lending agent. Dresdner is an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Funds to Dresdner for its services as securities lending agent for the six months ended December 31, 2008 was $585,980. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower.

A Fund may lend portfolio securities representing in some cases up to 33 1 /3% of their total assets depending upon the particular Fund’s investment policies (see the applicable Prospectus for details), and cash collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. See the Schedules of Investments. Cash collateral that a Fund receives for securities on loan is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less). The Funds’ cash collateral investments are identified in the Schedules of Investments, and the corresponding liabilities are recognized as such in the Statements of Assets and Liabilities. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. The Schedules of Investments identify investments of cash collateral that were deemed to be illiquid securities and/or that were fair valued at less than amortized cost as of December 31, 2008. Lending portfolio securities, as with other extensions of credit, also exposes a Fund to possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially or otherwise not return the security loaned.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal six months ended December 31, 2008, the Funds’ investments in structured investment vehicles and certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Fund has a sub-adviser, which under supervision of AGIFM, directs the investments of each Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

12.31.08	Allianz Funds Semiannual Report	55

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets. The Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P	Class R(2)
Allianz Global Investors Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	N/A	0.40%
CCM Capital Appreciation Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.45%	0.50%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.55%	0.60%
NFJ Dividend Value Fund	0.45%	(3)	0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ Small-Cap Value Fund	0.60%	(4)	0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Equity Premium Strategy Fund	0.60%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Renaissance Fund	0.60%	(5)	0.25%	0.25%	0.40%	0.40%	N/A	0.40%
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	N/A	0.40%

(1)

The total administrative fee rate for Institutional Class and Administrative Class shares of each Fund (except the Allianz Global Investors Value Fund, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class and Administrative Class shares of the Allianz Global Investors Value Fund, OCC Renaissance, and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the Allianz Global Investors Value Fund, OCC Renaissance, and NFJ Small-Cap Value Funds) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the Allianz Global Investors Value Fund, OCC Renaissance and NFJ Small-Cap Value Funds shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)

Effective January 1, 2008 the Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(4)

The Fund’s advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(5)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% currently in effect. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.

Redemption Fees.  Investors in the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 or 30 days (depending on the length of the applicable Fund’s holding period) after their acquisition, including shares acquired through exchanges.

The following shows the applicable Holding Period for each Fund:

Funds	7 Days	30 Days

Allianz Global Investors Value, CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Small-Cap Value, OCC Equity Premium Strategy, OCC Growth, OCC Renaissance, RCM Large-Cap Growth and RCM Mid-Cap Funds

*
NACM Global and NACM International Funds		*

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to a fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new holding period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to the 7-day holding period, are exchanged for shares of Fund B, which is subject to the 30-day holding period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the

56	Allianz Funds Semiannual Report	12.31.08

Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. Redemption fees will be waived in certain situations as described in the applicable prospectus.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2008.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plans adopted by the D Class of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the D Class. The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended December 31, 2008, AGID received $1,368,330 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

4.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

12.31.08	Allianz Funds Semiannual Report	57

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows (amounts in thousands):

	Purchases	Sales
Allianz Global Investors Value Fund	$627,979	$764,298
CCM Capital Appreciation Fund	881,026	989,670
CCM Mid-Cap Fund	763,973	804,860
NACM Global Fund	23,425	29,784
NACM International Fund	252,508	329,222
NFJ Dividend Value Fund	2,084,698	997,402
NFJ Large-Cap Value Fund	280,988	236,111
NFJ Small-Cap Value Fund	1,889,566	752,026
OCC Equity Premium Strategy Fund	11,597	17,928
OCC Growth Fund	247,364	275,744
OCC Renaissance Fund	668,802	865,645
RCM Large-Cap Growth Fund	112,409	129,730
RCM Mid-Cap Fund	35,765	37,469
5.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	OCC Equity Premium Strategy Fund		OCC Renaissance Fund		RCM Large-Cap Growth Fund
	Contracts	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	1,715	$311	789	$62	41,684	$10,487
Sales	8,705	1,256	8,253	798	30,091	9,979
Closing Buys	(865)	(409)	(4,231)	(434)	(45,699)	(11,308)
Exercises	(575)	(32)	(25)	(2)	—	—
Expirations	(8,830)	(1,024)	(4,786)	(424)	(2,942)	(537)
Balance at 12/31/2008	150	$102	—	$—	23,134	$8,621

6.	LETTER OF CREDIT

On April 7, 2008, The Bank of New York issued an irrevocable letter of credit (the “LOC”) to the Allianz Funds (the “Trust”) on behalf of each Fund that holds securities of Axon Financial Funding LLC (“Axon”) and/or Gryphon Funding Limited (formerly SIV Portfolio PLC and prior to that, Cheyne Finance LLC, “Gryphon Notes”), as investments of collateral for securities on loan under the Trust’s securities lending program. The LOC is designed to provide financial support to each Fund with the result that the Fund is effectively valuing each Axon and Gryphon Notes position at its full principal amount, taking into account the fair value being used for each such position together with a receivable to each Fund associated with the position under the LOC. The LOC was arranged for by an affiliate of the Trust’s investment manager at no cost to the Trust or the Funds.

7.	FEDERAL INCOME TAX MATTERS

As of December 31, 2008, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation
Allianz Global Investors Value Fund	$527,832	$3,133	$(134,123)	$(130,990)
CCM Capital Appreciation Fund	1,087,031	25,207	(220,080)	(194,873)
CCM Mid-Cap Fund	934,965	30,340	(189,975)	(159,635)
NACM Global Fund	34,572	792	(8,982)	(8,190)
NACM International Fund	203,738	9,707	(36,940)	(27,233)
NFJ Dividend Value Fund	9,329,207	63,039	(2,949,653)	(2,886,614)
NFJ Large-Cap Value Fund	1,104,122	7,974	(322,617)	(314,643)
NFJ Small-Cap Value Fund	5,134,181	203,019	(1,013,364)	(810,345)
OCC Equity Premium Strategy Fund	48,198	7	(22,561)	(22,554)
OCC Growth Fund	465,708	17,625	(94,559)	(76,934)
OCC Renaissance Fund	1,068,111	15,904	(256,543)	(240,639)
RCM Large-Cap Growth Fund	374,859	10,534	(87,990)	(77,456)
RCM Mid-Cap Fund	58,008	1,097	(13,252)	(12,155)

58	Allianz Funds Semiannual Report	12.31.08

8.	AFFILIATED TRANSACTIONS

The underlying funds of the Allianz Global Investors Multi-Style Fund are considered to be affiliated with the Trust. The table below shows the transactions in and earnings from investments in these affiliated funds for the six months ended December 31, 2008 (amounts in thousands):

Underlying Fund	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Realized Gain (Loss)
CCM Capital Appreciation	$2,584	$3	$—	$(1,153)	$1,678	$4	$—
CCM Mid-Cap	2,454	—	—	(726)	1,443	—	—
NACM International	29,476	2,642	—	(8,297)	19,634	934	—
NACM Pacific Rim	—	2,763	260	291	2,818	5	23
NFJ Large-Cap Value	13,301	5,649	1,147	(4,657)	13,413	148	(649)
NFJ Small-Cap Value	4,270	1,209	323	244	3,665	78	(37)
OCC Growth	2,019	—	—	(775)	1,371	—	—
OCC Opportunity	5,799	450	464	(385)	3,775	—	(112)
OCC Renaissance	17,336	3,803	1,756	(6,792)	13,600	301	(1,591)
OCC Target	3,193	218	—	(1,415)	1,617	—	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3,697	196	1,373	(262)	2,223	64	(157)
PIMCO High Yield	6,978	254	1,210	(1,649)	4,283	254	(421)
PIMCO Japanese StockPLUS Total Return Strategy Fund	4,096	400	2,777	—	—	—	(3,261)
PIMCO Short-Term	11,915	135	10,936	(61)	886	121	(361)
PIMCO StocksPLUS	37,061	6,743	3,637	(14,161)	25,169	1,620	(1,609)
RCM Large-Cap Growth	24,049	419	4,252	(3,897)	13,052	106	(1,243)
RCM Mid-Cap	15,738	1,345	765	(2,554)	10,386	—	(216)
PIMCO Total Return	95,022	5,043	35,776	(1,136)	60,676	1,986	(1,023)
Totals	$278,988	$31,272	$64,676	$(47,385)	$179,689	$5,621	$(10,657)

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended December 31, 2008: (amounts in thousands):

NFJ Small-Cap Value Fund:
Issuer Name	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2008	Dividend Income	Net Realized Gain
Arkansas Best Corp.	$44,192	$13,385	$11,644	$(6,735)	$38,604	$333	$2,223
Brown Shoe Co., Inc.	28,349	6,633	—	(17,071)	21,490	348	—
Callaway Golf Co.	37,521	5,596	—	(10,700)	33,549	506	—
Cooper Cos., Inc.	—	31,613	—	6,480	38,094	—	—
Ethan Allen Interiors, Inc.	34,174	6,098	—	(26,936)	23,268	710	—
Heidrick & Struggles International, Inc.	26,861	—	—	(17,973)	20,933	253	—
Royal Gold, Inc.*	53,234	834	18,362	26,225	61,714	341	4,285
Totals	$224,331	$64,159	$30,006	$(46,710)	$237,652	$2,491	$6,508

*	Not affiliated at December 31, 2008

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at December 31, 2008. The cost and market value as a percentage of Net Assets of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:
Issuer Name	% Holding	Cost (000s)	Market Value as a % of Net Assets
Arkansas Best Corp.	5.07%	$45,339	1.10%
Brown Shoe Co., Inc.	5.99	38,561	0.93
Callaway Golf Co.	5.59	44,249	1.07
Cooper Cos., Inc.	5.15	31,613	0.76
Ethan Allen Interiors, Inc.	5.64	50,204	1.21
Heidrick & Struggles International, Inc.	5.94	38,906	0.94
Royal Gold, Inc.*	5.00	35,489	0.86
		$284,361	6.87%

*	Not affiliated at December 31, 2008

12.31.08	Allianz Funds Semiannual Report	59

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Allianz Global Investors Value Fund				CCM Capital Appreciation Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	152	$1,244	453	$6,736	99	$1,409	300	$5,983
Other Classes	2,791	22,287	9,956	134,053	11,525	173,950	27,105	541,795
Issued in reinvestment of dividends and distributions
Class R	37	243	385	5,285	— *	— *	76	1,586
Other Classes	2,223	13,999	16,959	227,487	67	799	5,679	117,947
Cost of shares redeemed
Class R	(721)	(6,247)	(1,226)	(16,850)	(173)	(2,518)	(329)	(6,705)
Other Classes	(22,959)	(191,725)	(50,806)	(678,978)	(20,587)	(287,269)	(28,184)	(569,258)
Net increase (decrease) resulting from Fund share transactions	(18,477)	$(160,199)	(24,279)	$(322,267)	(9,069)	$(113,629)	4,647	$91,348

	CCM Mid-Cap Fund				NACM Global Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	490	$9,262	827	$22,525	51	$766	1	$23
Other Classes	7,251	135,791	20,912	564,036	345	5,020	1,383	26,551
Issued in reinvestment of dividends and distributions
Class R	—	—	194	5,337	— *	— *	— *	6
Other Classes	— *	— *	4,657	128,421	8	70	228	4,389
Cost of shares redeemed
Class R	(291)	(5,456)	(780)	(20,647)	(6)	(76)	(4)	(88)
Other Classes	(14,560)	(269,436)	(17,663)	(464,907)	(1,016)	(12,871)	(884)	(16,321)
Net increase (decrease) resulting from Fund share transactions	(7,110)	$(129,839)	8,147	$234,765	(618)	$(7,091)	724	$14,560

	NACM International Fund						NFJ Dividend Value Fund
	Six Months Ended 12/31/2008 (unaudited)			Year Ended 6/30/2008			Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares		Amount	Shares		Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	—	*	$5	1		$16	5,394	$65,174	10,050	$166,938
Other Classes	1,617		20,864	7,390		172,002	212,729	2,390,354	189,655	3,177,390
Issued in reinvestment of dividends and distributions
Class R	—	*	1	—	*	8	1,405	13,510	908	15,067
Other Classes	536		5,735	3,936		84,397	41,586	404,089	31,356	524,080
Cost of shares redeemed
Class R	—	*	(1)	—	*	(8)	(3,195)	(39,786)	(4,061)	(66,664)
Other Classes	(7,520)		(102,260)	(18,373)		(390,368)	(133,106)	(1,502,126)	(163,671)	(2,706,181)
Net increase (decrease) resulting from Fund share transactions	(5,367)		$(75,656)	(7,046)		$(133,953)	124,813	$1,331,215	64,237	$1,110,630

60	Allianz Funds Semiannual Report	12.31.08

	NFJ Large-Cap Value Fund				NFJ Small-Cap Value Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	303	$4,103	2,442	$48,094	1,222	$29,578	715	$22,477
Other Classes	29,823	387,482	57,255	1,099,091	77,353	1,869,669	42,288	1,327,926
Issued in reinvestment of dividends and distributions
Class R	6	79	46	856	332	6,089	223	6,817
Other Classes	524	7,270	1,373	25,921	20,926	380,701	12,756	386,643
Cost of shares redeemed
Class R	(731)	(11,234)	(1,319)	(22,656)	(344)	(8,328)	(1,355)	(41,836)
Other Classes	(22,317)	(300,025)	(25,735)	(474,622)	(32,439)	(749,305)	(44,327)	(1,381,470)
Net increase resulting from Fund share transactions	7,608	$87,675	34,062	$676,684	67,050	$1,528,404	10,300	$320,557

	OCC Equity Premium Strategy Fund				OCC Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	1	$5	17	$156	28	$530	35	$865
Other Classes	320	1,868	906	7,850	2,655	57,289	9,676	253,236
Issued in reinvestment of dividends and distributions
Class R	— *	1	1	10	—	—	—	—
Other Classes	28	191	398	3,357	—	—	—	—
Cost of shares redeemed
Class R	(5)	(38)	(1)	(9)	(28)	(585)	(17)	(422)
Other Classes	(1,549)	(8,851)	(2,799)	(23,904)	(3,317)	(67,466)	(11,018)	(262,162)
Net decrease resulting from Fund share transactions	(1,205)	$(6,824)	(1,478)	$(12,540)	(662)	$(10,232)	(1,324)	$(8,483)

	OCC Renaissance Fund				RCM Large-Cap Growth Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008		Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold
Class R	244	$2,665	639	$11,422	18	$182	60	$835
Other Classes	4,996	63,011	11,581	200,681	4,586	51,326	12,316	182,339
Issued in reinvestment of dividends and distributions
Class R	25	228	354	5,746	9	76	27	399
Other Classes	803	7,891	18,460	307,412	996	8,608	2,852	42,950
Cost of shares redeemed
Class R	(450)	(4,990)	(836)	(15,046)	(35)	(364)	(52)	(746)
Other Classes	(20,083)	(235,782)	(39,556)	(691,885)	(8,523)	(95,420)	(14,430)	(210,692)
Net increase (decrease) resulting from Fund share transactions	(14,465)	$(166,977)	(9,358)	$(181,670)	(2,949)	$(35,592)	773	$15,085

12.31.08	Allianz Funds Semiannual Report	61

Notes to Financial Statements  (Cont.)

(Unaudited)

December 31, 2008

	RCM Mid-Cap Fund
	Six Months Ended 12/31/2008 (unaudited)		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount

Shares sold
Class R	37	$61	3	$7
Other Classes	2,521	5,037	2,747	8,028
Issued in reinvestment of dividends and distributions
Class R	— *	— *	— *	— *
Other Classes	113	183	258	774
Cost of shares redeemed
Class R	(21)	(31)	(73)	(224)
Other Classes	(3,956)	(7,817)	(4,994)	(14,341)
Net decrease resulting from Fund share transactions	(1,306)	$(2,567)	(2,059)	$(5,756)

*	Less than 500.

10.	LEGAL PROCEEDINGS

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

11.	PAYMENTS FROM AFFILIATES

During the six months ended December 31, 2008, the applicable Sub-Adviser reimbursed Allianz Global Investors Value Fund $296,671 ($0.005 per share), OCC Equity Premium Strategy Fund $1,675 (less than $.005 per shares) and NFJ Dividend Value Fund $2,000 (less than $.005 per share) for realized losses resulting from trading errors.

12.	SUBSEQUENT EVENT

Effective January 16, 2009, the Allianz Global Investors Value Fund was reorganized into the NFJ Large-Cap Value Fund. The NFJ Large-Cap Value Fund acquired substantially all of the assets and liabilities of the Allianz Global Investors Value Fund.

Effective March 13, 2009 the OCC Equity Premium Strategy Fund is expected to liquidate all of the Fund’s positions.

62	Allianz Funds Semiannual Report	12.31.08

Board Approval of Investment Advisory and Portfolio Management Agreements

(unaudited)

December 31, 2008

The Investment Company Act of 1940 (the “Investment Company Act”) requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Amended and Restated Investment Advisory Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Adviser”) and the Portfolio Management Agreements between the Adviser and the particular sub-adviser for each Fund (collectively, the “Agreements”). The sub-advisers for the Funds appearing in this report include Cadence Capital Management LLC (“CCM”), RCM Capital Management LLC (“RCM”), Nicholas-Applegate Capital Management LLC (“NACM”), Oppenheimer Capital LLC (“OCC”), and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

At an in-person meeting held in December 2008, the Board and the Independent Trustees unanimously approved the continuation of each of the Agreements for an additional one-year period ending December 31, 2009.

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

REVIEW PROCESS

The Investment Company Act requires that the Trustees request and evaluate, and that the Adviser and the Sub-Advisers furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Agreements.

The Board and/or the Independent Trustees (in most cases through the Board’s Contracts Committee) met in person and telephonically a number of times in the months prior to December 2008, both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements (the “contract review meetings”). In addition, the Trustees consider matters bearing on the Funds and their investment advisory, administration and distribution arrangements at their regular meetings throughout the year, including reviews of investment results and performance data by the Board’s Performance Committee at each regular meeting and periodic presentations from the Sub-Advisers with respect to the Funds they manage.

During the course of the contract review meetings, the Trustees met with and discussed the proposed approvals with representatives of the Adviser and the Sub-Advisers and received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management. The Independent Trustees were also assisted by an independent consultant who reviewed and provided analysis regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Adviser and the Sub-Advisers. During the course of the contract review meetings, the Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either in writing or orally.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Furthermore, it is important to recognize that the Funds’ investment management and related fee arrangements are the result of years of review and discussion and that certain aspects of such arrangements may receive greater scrutiny in certain years. The Trustees’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of all the Allianz Funds that were in common.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the Agreements, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory and administrative services provided to the Funds by the Adviser and the Sub-Advisers. They considered the terms of the Agreements, including representations from management that the non-monetary terms of each Agreement were comparable to those found in many advisory agreements. The Trustees received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory and administrative services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment programs used by each Sub-Adviser to manage its Funds, (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) pending litigation and governmental inquiries, (f) the compliance functions of the Adviser and Sub-Advisers, (g) consolidated financial results of the Adviser’s U.S. parent company and its subsidiaries, financial results of CCM, and assets under management and other information relating to the financial resources of the Adviser and the Sub-Advisers, and (h) information relating to portfolio manager compensation.

The Trustees noted that, pursuant to the Advisory Agreement, the Adviser, subject to the direction of the Board, is responsible for managing, either directly or through others selected by it, the investment activities of the Funds. In addition to considering the Funds’ investment performance (see below), the Trustees considered, among other matters, the Adviser’s general oversight of the Funds and the Sub-Advisers, noting that the Funds are multi-manager funds sub-advised by autonomous, and in one case unaffiliated, Sub-Advisers. They also took into account the Adviser’s compliance program and the resources being devoted to compliance, including steps taken by the Adviser to enhance compliance capabilities. These steps included the hiring of additional legal, compliance and risk-management personnel. The Trustees also noted the complexities of overseeing the Sub-Advisers and that fee adjustments have been agreed upon for certain Funds (see below). The Trustees took into account the Adviser’s representations to the Trustees about the continued availability of resources to support the Funds given the current market conditions and the importance of having an adviser with access to significant financial resources. The Trustees also took into account shareholder expectations that the Adviser and applicable Sub-Advisers would be managing the Funds.

The Trustees noted that, pursuant to the Portfolio Management Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The Sub-Advisers implement the Funds’ investment programs (subject to the terms of the prospectus), analyze economic trends, evaluate the risk/return characteristics of the Funds, construct the Funds’ portfolios, monitor the Funds’ compliance with investment restrictions, and report to the Trustees. In addition to considering the Funds’ investment performance (see below), the Trustees considered information concerning the investment philosophy and investment process used by the Sub-Advisers in managing the Funds and the in-house research capabilities of the Sub-Advisers. They also considered various investment resources available to the Sub-Advisers, including research services acquired with “soft dollars” available to the Sub-Advisers as a result of securities transactions effected for the Funds and other clients. The Trustees reviewed each Sub-Adviser’s compliance program, including enhancements made during the past year.

12.31.08	Allianz Funds Semiannual Report	63

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(unaudited)

December 31, 2008

The Trustees considered, among other matters, that, in addition to overseeing the Sub-Advisers, the Adviser provides or procures through third-party service providers most administrative services required by the Funds under a separate Administration Agreement. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, valuation and compliance services, preparation of prospectuses, shareholder reports and other regulatory filings, oversight and coordination of activities of third-party service providers and various shareholder services. The Trustees also took into account the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Funds, paid for by the Adviser out of its administrative fee. They also took into account that the Adviser provides each Fund with office space, administrative services and personnel to serve as Fund officers, and that the Adviser and its affiliates pay all of the compensation of the Funds’ interested Trustees and officers (in their capacities as employees of the Adviser or such affiliates). The Trustees also took into account that the Adviser had, at the Board’s request, considered various alternative advisory and administrative fee arrangements for the Funds and recommended that no action be taken to fundamentally change the Funds’ current fee structure at this time.

The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the management and oversight services of the Adviser and the services of each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FUND PERFORMANCE

In connection with the contract review meetings, the Trustees reviewed information provided by Lipper, Inc. (“Lipper”) regarding the total return investment performance of the Funds, including comparisons of each Fund’s investment results with those of peer mutual funds in a performance universe, as selected for that Fund by Lipper without regard for asset size or primary channel of distribution, over the one-, three-, five- and ten-year periods (to the extent the Fund had been in existence) ended June 30, 2008, together with an analysis of the comparative performance information prepared by an independent consultant. In evaluating relative performance, the Trustees focused on a comparison of each Fund’s Class A share performance (or, if none, Institutional Class share performance) against performance of the Fund’s performance universe over the relevant periods. The Trustees also considered, as applicable, information comparing the performance of funds and institutional accounts managed in a similar manner by each Sub-Adviser to that of each Fund managed by such Sub-Adviser. The Trustees noted that the Adviser had demonstrated on a number of occasions its willingness to change sub-advisers and/or portfolio managers, and to take certain other actions, to address periods of continued underperformance. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The comparative performance information that was prepared and provided by Lipper and other sources was not independently verified by the Trustees or their independent consultant.

Fund-specific performance results reviewed by the Trustees are discussed below, though due to the passage of time, they are likely to differ from performance results for more recent periods, including those shown elsewhere in this report.

Funds Sub-Advised by CCM (CCM Funds). The Trustees reviewed information showing performance of the CCM Capital Appreciation and Mid-Cap Funds. The comparative information showed that for the CCM Capital Appreciation Fund, performance was below median for the one-year period (in the third quartile) but was above median for its performance universe for the three- and five-year periods. For the CCM Mid-Cap Fund, performance was above median for all periods.

Funds Sub-Advised by NACM (NACM Funds). The Trustees reviewed information showing performance of the NACM Global and International Funds. The comparative information showed that for the NACM Global Fund, performance was above median for its performance universe for all periods. For the NACM International Fund, performance below median (in the fourth quartile) for the one-year period but was above median for the three- and five-year periods.

Funds Sub-Advised by NFJ (NFJ Funds). The Trustees reviewed information showing performance of the NFJ Dividend Value, Large-Cap Value and Small-Cap Value Funds and the Allianz Global Investors Value Fund (formerly OCC Value Fund). The comparative information showed that for all NFJ Funds, performance was above median for the performance universes for all periods. For the Allianz Global Investors Value Fund, performance was below median (in the fourth quartile) for its performance universe for all periods. The Trustees took into account that this Fund changed its sub-adviser to NFJ (and subsequently merged into the NFJ Large-Cap Value Fund).

Funds Sub-Advised by OCC (OCC Funds). The Trustees reviewed information showing performance of the OCC Equity Premium Strategy, Growth, and Renaissance Funds. The comparative information showed that for the OCC Growth and Renaissance Funds, performance was above median for the performance universes for all periods. For the OCC Equity Premium Strategy Fund, performance was below median (in the third quartile) for the one-year period but was above median for the three- and five-year periods.

Funds Sub-Advised by RCM (RCM Funds). The Trustees reviewed information showing performance of the RCM Large-Cap Growth and Mid-Cap Funds. The comparative information showed that performance for the RCM Large-Cap Growth Fund was below median (in the third quartile) for its performance universe for all periods. For the RCM Mid-Cap Fund, performance was below median (in the third quartile) for the one- and five-year periods but above median for the three-year period.

Based on this and other information, and taking into account the proposed fee waivers or reductions proposed for certain Funds as described under “Fees and Other Expenses” below, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the management and oversight services of the Adviser and each Sub-Adviser are of a nature, extent and quality sufficient for renewal.

FEES AND OTHER EXPENSES

The Trustees considered the advisory fees paid by each Fund to the Adviser and sub-advisory fees paid by the Adviser to the Sub-Advisers. In doing so, the Trustees reviewed a report from an independent consultant, which analyzed comparisons of Funds’ fees and expenses to their Lipper peer groups. The Trustees also considered the administrative fee rate paid by each Fund to the Adviser. Among other information, the Trustees considered (i) the level of the Funds’ advisory fees versus their peer groups and peer universes as provided by Lipper; (ii) the level of the Funds’ sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the Sub-Advisers, and the services provided by the Adviser, on the one hand, and the Sub-Advisers, on the other hand; (iv) that the Adviser (and not the Funds) pays the sub-advisory fees; (v) that the Funds pay a unitary fee for non-advisory services, which differentiates the Funds from many in the industry; and (vi) each Fund’s total expenses as compared to those funds in their peer groups and peer universes as provided by Lipper.

The Trustees also considered information showing the advisory fees charged by the Sub-Advisers to institutional and other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to the Sub-Advisers by the Adviser with

64	Allianz Funds Semiannual Report	12.31.08

respect to the Funds were not necessarily as low as the fee rates charged by the Sub-Advisers to other similar institutional accounts. The Trustees reviewed materials from management describing the differences in services provided to these other accounts, which noted the generally broader scope of services provided by the Adviser and the Sub-Advisers to the Funds relative to institutional accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.

The Trustees considered and evaluated the administrative fees paid by each Fund under the Administration Agreement, including in light of the total expenses of the Funds and the total expenses of competitor funds as reflected in the Lipper materials. The Trustees noted that, in connection with the contract review process in prior years, they had negotiated with the Adviser to observe administrative fee breakpoints for each Fund and share class under the Administration Agreement, and to apply breakpoints based on the entire net assets of each Fund (rather than on net assets attributable to particular share classes). The Trustees noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect (although net assets had subsequently declined). The Trustees considered the savings realized by shareholders under this arrangement. The Trustees also considered, among other information, the Adviser’s business model of providing advisory and administrative services as part of a comprehensive program wherein the services cannot readily be separated; the Adviser’s agreement to the Trustees’ request for modified disclosure in the Funds’ prospectus regarding administrative fees; and the Adviser’s commitment to conduct a complex-wide breakpoint analysis in 2009. The Trustees also considered the Adviser’s agreement that the Funds will share in future cost savings expected to result from new transfer agency arrangements established for the Funds in 2008, after taking into account certain expenses incurred by the Adviser and its affiliates in effecting the new arrangements.

The Trustees reviewed information provided by Lipper and an independent consultant comparing each Fund’s advisory fee, and ratios of total expenses (less Rule 12b-1/distribution fees) to net assets (“total expense ratios”) for one or two share classes (retail and/or institutional share classes, depending on share classes offered by the Funds) to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds, for the most recent fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and other sources that were not independently verified by the Trustees.

CCM Funds. For the CCM Capital Appreciation and Mid-Cap Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups).

NACM Funds. For the NACM International and Global Funds, advisory fees were below median. For the NACM Global Fund, total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group. For the NACM International Fund, total expense ratios was below median for all expense groups.

NFJ Funds. For all NFJ Funds and the Allianz Global Investors Value Fund, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups).

OCC Funds. For the OCC Growth and Renaissance Funds, advisory fees were below median for the expense groups. The advisory fees for the OCC Equity Premium Strategy Fund were above median (in the third quartile). For the OCC Equity Premium Strategy and Renaissance Funds, total expense ratios were above median (in the third quartile) for the retail expense group but below median for the institutional expense group. For the OCC Growth Fund, total expense ratios were below median for all expense groups.

RCM Funds. For the RCM Large-Cap Growth and Mid-Cap Funds, advisory fees and total expense ratios were below median for all expense groups (including, for total expense ratios, both retail and institutional expense groups).

The Trustees evaluated each Fund’s advisory fees based on comparative fee and expense information and other factors, including Fund performance, the Adviser’s estimated profitability from its relationship with each Fund (described below) and possible economies of scale (described below). In light of these factors, the Trustees recommended that the advisory fees of the OCC Renaissance Fund continue to be reduced by five basis points, for the one-year period ending December 31, 2009. The Trustees also noted the Adviser has committed to conducting a complex-wide breakpoint study in 2009, the Adviser’s willingness to review with the Trustees the adequacy of existing breakpoints and the possibility for additional breakpoints in the event of unexpected asset growth in individual Funds.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and other considerations discussed above, that the fees and expenses to be charged under the Adviser Agreement represented reasonable compensation to the Adviser and the Sub-Advisers in light of the services provided.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees paid to the Sub-Advisers and the costs incurred by the Sub-Advisers in providing services to the Funds) and the estimated profitability of the Adviser’s relationship with the Funds, including profitability reports prepared by management detailing the costs of services provided to the Funds by the Adviser, and the estimated profitability to the Adviser of its advisory and administrative relationships with the Funds, each for the fiscal year ended June 30, 2008. The Trustees also received and reviewed a description of the methodology used by the Adviser in estimating profitability, and took into account, among other things, information and analyses of an independent consultant and the Funds’ independent auditors regarding the methodology used and the profitability information provided. The Trustees also considered information from the Adviser indicating that its profitability in 2009 is likely to be lower than that in 2008 due to significant declines in the Funds’ assets under management resulting in part from declining market conditions since the end of the 2008 fiscal year.

The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit from the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital. The Trustees considered the overall profitability to the Adviser on a Fund-by-Fund basis, as well as profitability separately as to advisory and administrative functions on a Fund-by-Fund basis. The Trustees reviewed information from an independent consultant regarding profitability of other investment advisers with publicly traded parent companies. The Trustees concluded that pre-tax profitability for advisory services was not unreasonable, although it varied between Funds, and that pre-tax profitability for advisory and administrative services combined, when calculated on a net revenue basis regarding the administrative fee, is sizeable for certain Funds, but generally not unreasonable under the circumstances.

12.31.08	Allianz Funds Semiannual Report	65

Board Approval of Investment Advisory and Portfolio Management Agreements  (Cont.)

(unaudited)

December 31, 2008

POSSIBLE FALL-OUT BENEFITS

The Trustees considered information regarding the direct and indirect benefits to the Adviser and the Sub-Advisers from their relationships with the Funds, including non-advisory fee compensation to be paid to the Adviser, the Sub-Advisers and their affiliates (such as administrative fees paid to the Adviser and Rule 12b-1 fees and sales charges to the Funds’ distributor, an affiliate of the Adviser), including reputational and other “fall out” benefits. During the course of the year the Trustees received presentations from Sub-Advisers about their trading practices and brokerage arrangements, including their policies with respect to research provided to Sub-Advisers in connection with trade execution for the Funds (soft dollar arrangements). The Trustees also considered the benefits associated with the Funds’ use of a broker-dealer affiliated with the Adviser, which may be done in accordance with applicable law and procedures approved by the Board. The Trustees noted that an Allianz affiliate receives fees as securities lending agent under the Funds’ securities lending program. The Trustees considered the receipt of these benefits in light of the Adviser’s and its affiliates’ profitability and other considerations described above, and they concluded that fall-out benefits are acceptable at the present time.

POSSIBLE ECONOMIES OF SCALE

The Trustees considered the extent to which the Adviser and the Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. They took into account that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. They also considered that the administrative, or “unitary,” fee generally results in increased profitability benefits as the asset base of the Funds increases and such benefits generally inure to the Adviser, and that the Adviser’s profitability likewise generally declines under the “unitary” fee structure when Fund assets decline. The Trustees considered that the unitary fee also insulates shareholders from increased expense ratios arising from declines in net assets. The Trustees considered it appropriate to consider additional breakpoints in the Funds’ administrative fee as a means of sharing any economies of scale with fund shareholders and, as discussed above, noted that the Adviser has committed to conducting a complex-wide breakpoint study in 2009. The Trustees also noted that the Adviser had reported that as of June 30, 2008, thirteen Funds had reached sufficient size for previously negotiated administrative fee breakpoints to take effect. The Trustees concluded, in light of all the foregoing and other considerations described above, and under the circumstances, that there is an acceptable sharing of economies of scale between fund shareholders and the Adviser at the present time.

CONCLUSIONS

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the best interests of the Funds and their shareholders, and should be approved.

66	Allianz Funds Semiannual Report	12.31.08

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“AGIFM”),

1345 Avenue of the Americas,

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC,

NFJ Investment Group LLC,

Nicholas-Applegate Capital Management LLC,

Oppenheimer Capital LLC,

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC (“AGID”),

1345 Avenue of the Americas,

New York, NY 10105

Custodian

State Street Bank & Trust Co.,

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent

Boston Financial Data Services-Midwest (“BFDS”),

330 W. 9th Street,

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP,

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP,

One International Place,

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors [BFDS], you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com.

The financial information included herein is taken from the records of the Funds without examination by an independent registered accounting firm, who did not express an opinion hereon.

Allianz Global Investors is one of the world’s largest asset management companies, with over $1 trillion under management. Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus, which may be obtained by contacting your financial advisor. Please read the prospectus carefully before you invest or send money.

Assets under management as of 9/30/08. Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

AZ061SA_24436

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial and Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a)	Exhibit 99.Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906 Cert.—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr. President & Chief Executive Officer

Date: March 9, 2009

By	/s/ Brian S. Shlissel
Brian S. Shlissel Treasurer, Principal Financial & Accounting Officer

Date: March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr. President & Chief Executive Officer

Date: March 9, 2009

By	/s/ Brian S. Shlissel
Brian S. Shlissel Treasurer, Principal Financial & Accounting Officer

Date: March 9, 2009